                                                              Semi-Annual Report
                                                    CLASS A, B, C, II & Y SHARES

                                                               December 31, 2000

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER EQUITY FUNDS

                                                                        Balanced
                                                                    Bio(Tech)(2)
                                                                 Digital Economy
                                                                   Equity Income
                                                                    Focus Growth
                                                            Growth Opportunities
                                                            International Equity
                                                                Micro-Cap Equity
                                                             Multi-Season Growth
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth

                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    Framlington Emerging Markets
                                           Framlington Global Financial Services
                                                          Framlington Healthcare
                                                Framlington International Growth

                                                                    "During the past six months, we have
                                                                    added two new equity products to our
                                                                    mutual fund lineup. One is the Munder
                                                                    Digital Economy Fund and the other
                                                                    new equity fund is the Munder
                                                                    Bio(Tech)(2) Fund."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through December 31, 2000. I hope you find this information of interest and are satisfied with the developments of your investment in this highly volatile market environment.

       The past six months have been volatile for the stock market, both domestically and internationally. The S&P 500 Index generated a -8.72% return for the six-month period. In the U.S. Market, the fourth quarter of 2000 was far weaker than the third quarter with a -7.83% return for the S&P 500 compared to a -0.97% return for the third quarter. The Morgan Stanley EAFE Index, an international benchmark, had an even lower return of -10.41%.

       The six-month period was particularly difficult for the technology-heavy NASDAQ Index which fell by 37.71%. The weakness in the stock market, however, during this six-month period was not as broad-based as the popular stock market averages would suggest. The market decline was largely caused by technology-related stocks. In fact, only three of the eleven sectors of the S&P 500 universe generated a negative return during the last half of the year. The decline in the technology sector, though, with a return of -41.7% and a weighting of just under 22% in the S&P 500 universe, was enough to subtract close to nine percentage points from the S&P 500's return. In contrast, the healthcare and financials sectors, the most heavily weighted sectors of the S&P 500 universe aside from technology, had returns of 26.2% (financials) and 9.6% (healthcare) for the last half of 2000. Diversity of performance among stock market sectors, although more extreme than usual during 2000, is a common characteristic of the investment environment. Our decision to add sector and specialty funds to our mutual fund family took this into consideration. We have continued to offer a broad array of investment opportunities to our shareholders because we believe that this sector and specialty exposure provides shareholders an opportunity to tap into areas of investment manager expertise and work towards minimizing overall portfolio volatility.

       During the past six months, we have added two new equity products to our mutual fund lineup. One is the Munder Digital Economy Fund. The Fund is focused on finding those companies that we expect to be the leaders in the "new economy". These are the companies that we believe understand and have adapted their business models to take full advantage of the technology to make their business more efficient or profitable. Our other new equity fund is the Munder Bio(Tech)(2) Fund. This mutual fund is a sector fund that invests in healthcare and biotechnology stocks. It is jointly managed with Antony Milford (lead manager of our Munder Framlington Healthcare Fund) of our London-based partner, Framlington Overseas Investment Management Limited.

       If you have any questions about your current investments or any of these mutual fund offerings, please call your financial advisor. You may also contact the Funds at 1.800.4.MUNDER or through our website at www.munder.com. Thank you for your confidence in the investment advisor, Munder Capital Management, and The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

           Table of
                   Contents

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
                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                II          Munder Balanced Fund
                                III         Munder Bio(Tech)(2) Fund
                                III         Munder Digital Economy Fund
                                IV          Munder Equity Income Fund
                                V           Munder Focus Growth Fund
                                VI          Munder Growth Opportunities Fund
                                VI          Munder International Equity Fund
                                VII         Munder Micro-Cap Equity Fund
                                VIII        Munder Multi-Season Growth Fund
                                VIII        Munder Real Estate Equity Investment Fund
                                IX          Munder Small-Cap Value Fund
                                IX          Munder Small Company Growth Fund
                                X           Munder Framlington Emerging Markets Fund
                                XI          Munder Framlington Global Financial Services Fund
                                XI          Munder Framlington Healthcare Fund
                                XII         Munder Framlington International Growth Fund

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder Balanced Fund
                                8           Munder Bio(Tech)(2) Fund
                                11          Munder Digital Economy Fund
                                13          Munder Equity Income Fund
                                16          Munder Focus Growth Fund
                                18          Munder Growth Opportunities Fund
                                20          Munder International Equity Fund
                                38          Munder Micro-Cap Equity Fund
                                41          Munder Multi-Season Growth Fund
                                44          Munder Real Estate Equity Investment Fund
                                46          Munder Small-Cap Value Fund
                                49          Munder Small Company Growth Fund
                                52          Munder Framlington Emerging Markets Fund
                                56          Munder Framlington Global Financial Services Fund
                                60          Munder Framlington Healthcare Fund
                                64          Munder Framlington International Growth Fund
                                68          FINANCIAL STATEMENTS
                                104         FINANCIAL HIGHLIGHTS
                                155         NOTES TO FINANCIAL STATEMENTS

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           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED
           OR ENDORSED BY ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

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THE INVESTMENT ENVIRONMENT
     A slowing in the pace of economic growth occurred during the last half of 2000. In August, the National Association of Purchasing Management's (NAPM) Index slipped below 50 with a reading of 49.5 and remained below 50 for the remainder of the year. By December, the Index had fallen to 43.7, the lowest reading since April 1991. The large decline in this measure of industrial activity contributed to the dramatic downward shift in analysts' expectations regarding economic growth that occurred during the fourth quarter.

THE STOCK MARKET
     The broad stock market turned in a negative performance for the last half of the year, with the S&P 500 Index down by 8.72%. Most of the decline occurred in the fourth quarter, with the S&P 500 showing a return of -7.83% compared with its -0.97% return for the third quarter. The six-month period was even more difficult for the technology-heavy NASDAQ Index which fell by 37.71%.

     It is important to note that the weakness in the stock market was not as broad-based as the popular stock market averages would suggest. The market decline was largely caused by technology-related stocks which drove the S&P universe up in 1998 and 1999 and down in 2000. For example, the price-only return (without dividends) for the S&P 500 Index was 19.5% in 1999. Without the close to 75% return from the technology sector, that return would have been 4%. In 2000, the price only return was -10.1%. Without technology, the return would have been -0.6%.

     Despite the negative impact that the brutal decline in the technology sector had on overall market psychology, most sectors of the S&P 500 managed to generate strong positive returns for the last half of the year. In fact, eight of the eleven sectors of the S&P 500 earned positive returns during this six-month time period. The two most heavily weighted sectors of the S&P 500 universe, with the exception of technology, were financials with a 26.3% return and healthcare which earned a 9.6% return. However, the technology sector, with a return close to -42% and a weighting of over 21% in the S&P 500 universe, subtracted close to nine percentage points from the Index's return during the last half of the year. The negative impact from the technology sector, combined with negative returns from the communication services and consumer cyclicals sectors, was enough to push the S&P 500 Index into negative territory for the July through December period.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
     The Fund earned a return of 0.23% for the six-month period ended December 31, 2000, relative to a -0.68% return for a 50%/50% blend of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index and the 0.02% average return for the Lipper universe

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of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-month, six-month, one-year, two-year, three-year and five-year periods ending December 31. As of December 31, the asset allocation was 62% equities and 38% fixed income.

     The Munder Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund may include bonds from the corporate, government and mortgage-related sectors of the market.

     During the last half of the year, the value stocks held in the Fund, reflecting the strength in the value segment of the market, generated the Fund's strongest performance. The Fund's value stock portfolio particularly benefited from strong returns in financial, energy and healthcare holdings. The fixed income portion of the Fund also displayed positive returns, reflecting the decline in longer-term interest rates during the fourth quarter. Trailing in performance were the growth stocks held in the Fund, particularly the smaller company growth stocks.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
     The Fund began operations in October 2000. For the period from inception through December 31, 2000, the Fund earned a return of -11.80% relative to the average return of 8.47% for the Lipper universe of health and biotechnology mutual funds. The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

     Money flows into healthcare/biotech remained positive in December. However, compared to November, there were relatively few initial public offerings (IPOs), particularly toward the end of the month. This light supply had a positive impact on returns in the biotech sector. In particular, small capitalization biotech stocks outpaced the large cap biotech group in December, after exhibiting greater weakness in the prior month. However, one large cap stock, Genentech, gained nearly 20% during the month, helped by the release of positive research data. The data showed that Rituxan, Genentech's monoclonal antibody, in combination with chemotherapy, had a higher response rate from patients with chronic lymphocytic leukemia and low-grade non-Hodgkins lymphoma than those on a chemotherapy regimen alone.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
     The Fund commenced operations on September 18, 2000. From inception to December 31, 2000, the Fund had a return of -9.40% relative to the -7.83% return for the S&P 500 Index and the -9.96% average return for the Lipper universe of large cap core mutual funds.

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     The Fund finished a difficult fourth quarter on a strong note. The three-month period ended December 31, 2000 was marked by some of the most volatile price movements within recent memory as investors continued to struggle with rising energy prices, election concerns, the euro and disappointing earnings. Investors gravitated to companies, such as food and energy, whose earnings have a high degree of visibility. These companies tend to do relatively well in times of economic uncertainty. In contrast, investors moved away from stocks that were not known for consistent growth, were richly priced or seemed susceptible to an economic slowdown.

     The Fund was designed to invest in companies that are transforming their businesses in a positive way by embracing technology. In an uncertain environment like the one we experienced in the six-month period ended December 31, 2000, investors tend to give heavier weight to the safety or visibility of past performance than to the future impact of positive changes in business models. As a result, buying opportunities were created in many of the types of companies on which the Fund is focused. Toward the end of the fourth quarter of 2000, we saw stronger absolute and relative performance for these companies, with the Fund experiencing positive relative performance in the majority of sectors.

     During the fourth quarter of 2000, performance was positively impacted by strong stock selection in the technology, telecommunication services and consumer staples sectors. In contrast, returns were negatively influenced by individual holdings in basic industries, consumer discretionary and healthcare. Within technology, the portfolio was tilted toward security software and storage and away from semiconductors and hardware. That tilt had a positive influence on performance for the quarter.

     In the healthcare sector, the large number of biotech holdings and an underweighting in traditional large cap pharmaceutical companies held back performance for the quarter. Even with this short-term underperformance, we remain optimistic about the prospects for our biotech holdings.

     We believe that the companies represented in the Fund understand and can adapt to the profound changes in the business landscape. In our view, these companies are poised for strong long-term performance relative to the market.

MUNDER EQUITY INCOME FUND

FUND MANAGERS: OTTO G. HINZMANN, JR. AND JOHN ADAMS, CFA
     The Fund exhibited a return of 18.26% for the six-month period ended December 31, 2000, relative to the -8.72% return of the S&P 500, and the 9.02% average return for the Lipper universe of equity income mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-month, three-month, six-month and nine-month periods ending December 31.

     Even given the difficult stock market environment that characterized the six-month period ended December 31, 2000, the Fund earned a strong absolute and relative return. A major change in stock market psychology occurred during the last half of 2000. Value-oriented indices had

                                       iv
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substantial gains while growth-oriented indices experienced losses. For the six-month period ending December 31, the Russell 1000 Value Index rose by 11.75% while the Russell 2000 Growth Index fell by 25.57%. Within the technology sector of the Fund, an emphasis on computer services and a general avoidance of computer hardware and semi-conductor stocks helped relative performance.

     Financials were the largest sector in the Fund as of December 31, 2000, with a weighting of 33%. Utilities/communication services came in second with a weight of 14%.

     The Fund has emphasized the relative visibility and consistency of earnings, given our expectation that investors would have continuing concerns about the slowing of the economy. As a result, the Fund had a good representation of holdings in traditional defensive sectors and names. Examples of such holdings included Wendy's International, Safeway and Kimberly Clark in the consumer staples sector and Merck, Johnson & Johnson and Trigon Healthcare in the healthcare sector. These defensive holdings were a key factor in the Fund's strong absolute and relative returns during the last six months of 2000.

MUNDER FOCUS GROWTH FUND

FUND MANAGER: THE MUNDER FOCUS GROWTH FUND TEAM
     For the six-month period ended December 31, 2000, the Fund exhibited a return of -19.13% relative to the -25.57% return for the Russell 1000 Growth Index and the -9.96% average return for the Lipper universe of large-cap growth mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the nine-month, year-to-date and one-year periods ending December 31.

     The Russell 1000 Growth Index did not fare well during the last half of the year, especially when compared to the Russell 1000 Value Index. During the last six months of 2000, the Russell 1000 Growth Index generated a -25.57% return compared to the 11.75% return for the Russell 1000 Value Index.

     The Fund remained underweighted in large pharmaceutical companies during the third quarter of 2000, a group with relatively weak performance. These stocks had been hurt by continuing concerns over the potential for legislation aimed at the control of drug prices. In the fourth quarter, with these concerns abating, some large drug companies were added to the portfolio and experienced strong relative performance. Strong performance in the consumer staples sector came from companies involved in food and drug distribution and retail activities, such as Sysco and Brinker International. We have emphasized this industry group all year and the earnings of our holdings in this group continue to exceed expectations. Quaker Oats, a relatively new addition to the Fund, announced that it was being acquired by PepsiCo, resulting in an increase in its stock price. A new addition to the Fund, Comcast, was another strong performer in the sector.

     During the last three months of the year, the Fund's technology holdings underperformed the market due to an overweighting in the communications equipment, networking and software industries. These were areas that had delivered strong returns to the Fund over the prior three

                                        v
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quarters. Stocks within these industries corrected significantly during the fourth quarter of 2000 because of fears of declining corporate spending on technology equipment.

MUNDER GROWTH OPPORTUNITIES FUND

FUND MANAGER: THE MUNDER GROWTH OPPORTUNITIES FUND TEAM
     The Fund earned a return of 5.03% for the six-month period ended December 31, 2000, relative to the 7.83% return for the S&P MidCap 400 Index and the -2.16% average return for the Lipper universe of mid-cap core mutual funds. Compared to the Lipper universe, the Fund has earned an above-average return for the one-month, three-month, six-month, nine-month, one-year and two-year periods ending December 31.

     The mid-cap segment of the market outperformed the larger capitalization segment during the last half of 2000. The S&P MidCap 400 Index earned 7.83% for the July through December period, relative to the -8.72% return for the large cap S&P 500 Index.

     The Fund experienced both a strong fourth quarter and a strong year. Its outperformance during the last quarter of 2000 was due to its holdings in basic materials, energy, healthcare and utilities. In the utilities sector, an overweighting in independent power companies significantly enhanced returns. Technology holdings made a positive contribution to Fund performance due to our emphasis on the more conservative companies in this sector who were spared the carnage that affected most of the technology sector.

     We continue to view the mid-cap segment of the market as well as the Fund's positioning within that segment favorably. In our opinion, mid-cap stocks continue to demonstrate superior fundamentals and performance momentum versus larger-cap and smaller-cap stocks. We believe that this relative strength is sustainable as mid-cap stocks continue to display superior growth prospects and better valuations compared to large-cap stocks and less volatility and better liquidity versus small-cap stocks. In addition, we believe that our philosophy of focusing on high quality "best in class" companies is becoming increasingly important as market volatility increases and as more companies report earnings that are disappointing relative to expectations.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND BRIAN KOZELISKI
     The Fund generated a return of -13.97% for the six-month period ended December 31, 2000, relative to the -9.98% return for the FT/S&P Actuaries World Index ex-U.S. and the -11.80% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year, three-year, five-year and ten-year periods ending December 31. In addition, the Fund has earned returns equal to or higher than the FT/S&P Actuaries World ex-U.S. Index for the two-year, three-year, five-year and ten-year periods ending December 31.

     Global stock market indices generated negative returns for the six-month period ended December 31, 2000. The -9.98% return for the FT/S&P Actuaries World ex-U.S. Index was slightly weaker than the -8.72% return for the S&P 500 Index for that same period. The

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uncertainty regarding the extent of the weakness in the U.S. economy and its impact on global economies and stock markets was reflected in poor investor sentiment worldwide.

     Given that Japan is relatively dependent on the U.S. export market, during the second half of 2000 global investors became particularly concerned about the impact on that economy of a slowdown in the United States. During the last two quarters of the year, export growth had already begun to decelerate in Japan. In contrast, investors were not as worried about the Euro-zone economies. Going forward, these economies should fare better than Japan given the sizable tax cuts that have taken place in the region. In addition, only a small percentage of this region's exports are directed to the U.S. In the U.K., growth in 2001 may be helped by government plans for an increase in spending.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
     The Fund earned a return of -19.50% for the six-month period ended December 31, 2000, relative to the -15.58% return for the Wilshire Micro-Cap Index and the -2.29% average return for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year and three-year periods ending December 31.

     The auto and transportation sector of the Fund was among the top performing sectors of the Fund for each of the last two quarters of the year. A leading stock in that sector was Offshore Logistics, a company that provides helicopter transport services to the offshore oil and gas industry on a worldwide basis. Other areas of strength in the Fund rotated during the last six months of the year.

     During the third quarter of 2000, the strongest sectors of the Fund, in addition to auto and transportation, were financial services, healthcare and consumer staples. In the healthcare sector, biotech stocks were the performance leaders. The strong return in the consumer staples area came from Monterey Pasta, a company that produces and distributes refrigerated gourmet pasta and sauces to grocery and club stores nationwide.

     During the fourth quarter, energy was a performance leader with the auto and transportation sectors. The increase in oil prices contributed positively to the returns of a number of companies in the energy sector. The biggest gainer for the Fund in that sector was Remington Oil and Gas Corporation, an independent oil and gas exploration and production company with operations concentrated in the on-shore and off-shore regions of the Gulf Coast. Offshore Logistics led performance in the auto and transportation sector. Unfortunately, these positive returns and others in their sectors were offset by weakness in the producer durables and technology sectors. Technology holdings have been hurt by concerns over growth in the personal computer and wireless arenas. The producer durables companies with the weakest returns during the fourth quarter were those that manufacture equipment for the technology sector.

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MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR II, CFA AND JOHN P. RICHARDSON, CFA
     The Fund generated a return of -4.12% for the six-month period ended December 31, 2000, relative to the -8.72% return for the S&P 500 Index and the -6.45% average return for the Lipper universe of multi-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, six-month and nine-month periods ending December 31.

     During the last half of the year, speculative excesses continued to be wrung out of the technology sector. Due largely to a focus on consistency in earnings growth, the Fund's technology holdings outperformed the S&P 500 technology sector during the last half of 2000.

     In general, Fund returns benefited significantly during both the third and fourth quarter from overall stock selection. The Fund's focus on valuation and on consistency in earnings helped to boost relative returns. This focus helped to lead the Fund away from media-related stocks such as Time Warner, Disney and Viacom, which had poor relative performance during the period. In the healthcare sector, the large drug companies had been underweighted in the Fund during the third quarter due to concerns about potential legislation aimed at controlling drug prices. With these concerns abating during the fourth quarter, we increased the weighting of large drug companies. Three of these companies, Merck, Schering Plough and Johnson & Johnson had strong relative performance during the last three months of the year, contributing positively to the Fund's relative returns.

     During the last half of 2000, the Fund had no holdings in the basic materials sector, one of the smaller sectors in the S&P 500 universe. The absence of holdings in this area, due to the lack of consistent growers in this sector, had a positive impact during the third quarter but held back performance slightly in the fourth quarter.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a return of 8.34% for the six-month period ended December 31, 2000, relative to the 11.64% return for the NAREIT Index (equity only) and the 11.48% average return for the Lipper universe of real estate mutual funds.

     REITs provided solid returns during the six-month period ended December 31, 2000, as investors continued to favor the predictability and stability of REIT earnings and dividends in an otherwise volatile market environment.

     Good performance in the office, industrial and apartment sectors, which were overweighted in the Fund, helped to boost returns for the period. We continue to favor these sectors as they have the best earnings visibility and earnings estimates which are moving up. The Fund's return was hampered relative to its NAREIT benchmark by underweighted positions in the hotel and healthcare sectors, the strongest sectors for the period. Going forward, we expect to remain

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underweighted in these volatile sectors. The Fund's return was also held back by its overweighting in the specialty sector, which was weak during the last half of the year.

     We continue to believe that the fundamentals for REITs are solid. These healthy real estate fundamentals allow cash flows and dividends to continue to grow at attractive rates for REITs. Although the REIT industry has provided attractive returns this year, valuations are still compelling. The REIT market continues to trade at valuation levels below the asset values of the underlying real estate, and Price/FFO (flow of funds from operations) multiples are well below their historical average.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGERS: THE MUNDER SMALL-CAP VALUE FUND TEAM
     The Fund earned a return of 12.15% for the six-month period ended December 31, 2000, relative to the -5.88% return for the Russell 2000 Index and 16.03% return for the Russell 2000 Value Index and the -2.29% average return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month and nine-month periods.

     Despite weakness in the overall market, the technology sector of the Fund managed to exhibit strength during the third quarter of 2000. As earnings momentum appeared to be slowing for many large-cap technology companies, investors began to shift their focus to smaller technology companies that were more reasonably priced relative to their future earnings growth potential. During the fourth quarter, however, as the overall decline in the technology sector intensified, the Fund's technology stocks were among the weakest holdings in the Fund. The Fund continued to focus on those technology issues that have strong fundamentals and valuations that are low, especially relative to large-cap technology stocks.

     The financial services and energy sectors of the Fund were among the strongest during the last half of 2000. Towards the end of 2000, a number of the Fund's basic industry stocks rebounded as investors came to believe that interest rates had peaked. Offsetting this rebound was a sharp drop in the shares of Polymedica, a specialty medical products distributor. This stock was impacted by a negative article which we believe to be factually incorrect. The stock has shown some recovery but we believe it remains undervalued.

     In our view, small-cap stocks may well lead the market in 2001 as investors begin to focus more on fundamentals. We believe that the Fund, with its attractive valuation, is well-positioned to participate in this anticipated movement.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
     The Fund generated a return of -18.90% for the six-month period ended December 31, 2000, relative to the -5.88% of the Russell 2000 Index and the -23.37% return for the Russell 2000 Growth Index and the -2.29% average return for the Lipper universe of small-cap core mutual funds.

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     The last six months of the year were volatile ones for the small capitalization growth segment of the stock market. Over that six-month period, the Russell 2000 Growth Index generated returns ranging from a high of 10.52% for August to a low of -18.16% in November.

     The Fund did not escape the negative returns in the small company growth segment of the market, but did perform well relative to that segment. The Fund has become somewhat defensive in nature as we have added selectively to the finance, healthcare and energy holdings.

     Our commitment to our GARP or Growth At a Reasonable Price investment discipline helped us to avoid many of the overvalued equities that have suffered the greatest corrections. We continue to invest in those companies that have delivered consistently superior earnings growth, with a focus on high quality companies that we believe are attractively valued relative to strong fundamentals. We believe that these characteristics are especially important in the volatile markets that we are now experiencing.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM, HEADED BY WILLIAM CALVERT
     The Fund generated a return of -31.83% for the six-month period ended December 31, 2000, relative to the -24.58% return for the MSCI Emerging Markets Free Index and the -23.99% average return for the Lipper universe of emerging markets mutual funds.

     Emerging markets suffered during 2000 from a strong dollar, tighter monetary policy (which implied a slowdown in global growth) and the high price of oil. These factors combined with the global turndown in the technology sector to create negative returns for the last half of 2000 and for the year as a whole.

     In 2001, we believe that these trends will reverse. Oil prices have already begun to fall, providing the basis for a downgrading of inflationary expectations and an upgrading of growth among the oil importers. The Federal Reserve has started to cut interest rates in response to the weaker outlook for economic growth. The International Monetary Fund (IMF) has averted crises in Turkey and Argentina. The risk premium on emerging market debt appears to be declining. As a result, many of the fundamental conditions for strong emerging market performance have fallen into place. Two key indicators of sentiment, however, fund flows and volatility, have not shown similar improvement. There has been a renewal of outflows and volatility remains high.

     Looking at specific countries, the Koreans are injecting money into their banks and the strongest banks are merging. The Korean president has signaled a new determination to complete restructuring, and union opposition has so far proved ineffective. Korea is overweighted in the Fund and is preferred over Taiwan as a vehicle for capturing economic growth in the Asian region. Elsewhere, the passage of the Mexican budget suggests that the new political order there is working better than expected. Brazil has started to cut interest rates, which should be positive for the country's economic growth.

     The financial markets are now assuming that necessary rate cuts will be made in response to economic weakness. The major risk to emerging markets lies in the extent to which economic

           ---------------------------------------------------------------------

growth in the U.S. slows. The Fund has been positioned geographically for a decline in risk aversion to the emerging markets. We expect to maintain overweightings in Turkey, Brazil, and Russia and to overweight in Mexico as well. In addition, we anticipate increasing sector exposure to telecommunications and electronics to position the Fund for improved expectations concerning global growth.

MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND

FUND MANAGER: THE MUNDER FRAMLINGTON GLOBAL FINANCIAL SERVICES FUND TEAM
     The Fund earned a return of 11.02% for the six-month period ended December 31, 2000, relative to the 12.55% return for the MSCI Finance Index and the 29.29% average return for the Lipper universe of financial services mutual funds.

     During the last two quarters of the year, the Fund's U.S. holdings significantly outperformed their international counterparts. The U.K. was the best performing region among the Fund's international holdings. U.K. financial companies are generally less involved with the capital markets, which were very weak late in the year. Also supporting U.K. financial stocks, particularly toward the end of 2000, was the widely held view that interest rate levels in the U.K. had peaked. In contrast, Japanese holdings were weak during the last two quarters of the year. We became less optimistic about the prospects for a Japanese economic recovery, particularly in the last months of the year. The European portfolio generated slightly negative returns during the third quarter but moved into positive territory in the fourth quarter as the euro strengthened against the U.S. dollar.

     Entering 2001, we are optimistic about the Fund's prospects. In the U.S., early and aggressive Federal Reserve action to lower interest rates should help stabilize the economy and boost capital market activities. In the past, financial stocks have tended to outperform the broader market following Federal Reserve easings. We further expect our overweighted position in the U.K. and Europe to be beneficial as these economies appear to be slowing less than the U.S. We are also hopeful for a recovery in the euro relative to the U.S. dollar. We remain underweighted in the Far East (Japan and Asia) and are especially wary of Japanese banks. Our exposure to Japan currently comes largely through secondary lenders and brokers like Nomura Securities and Nikko Securities.

     The Fund benchmarks its country allocations to the MSCI Finance Index. As of December 31, 2000, the Fund remained overweighted in Europe and the U.K., neutral-weighted in the U.S. and under-weighted in the Far East relative to this benchmark.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND, HEADED BY ANTONY MILFORD
     The Fund generated a 6.42% return for the six-month period ended December 31, 2000, relative to the 8.47% average return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, one-year, two-year and three-year periods ending December 31.

           ---------------------------------------------------------------------

     The year 2000 was an excellent period for the healthcare sector, exceeding our expectations. We saw a rally in biotechnology stocks early in the year, while later in the year a more broad-based rally occurred, with all areas of healthcare contributing. This broad rally in healthcare stocks was due in large part to the increasing concern of investors about the outlook for world economic growth. In these circumstances, the recession-resistant nature of traditional healthcare companies appears particularly attractive.

     In contrast, biotechnology stocks have their own cycle, which does not seem to coincide with the economic cycle or with that of other healthcare stocks. In fact, on a day-to-day basis, there is a reverse correlation between the behavior of biotechnology stocks and that of the major drug stocks. In 2000, biotechnology stocks have been through four phases -- strongly up in the period from January 1 through March 9, down approximately 60% between March 10 and late April, then almost doubling from the April lows before correcting over 30% on average in later weeks.

     During the six-month period ended December 31, 2000, we took some profits in the biotechnology sector in the run-up to the early November high. In retrospect, more aggressive selling would have paid off. More recently we have been adding selectively to our biotech positions.

     In some cases, we have been able to use biotech volatility somewhat to our advantage. However, there has been a limit to the extent to which we can raise and lower our exposure to the sector. There was a significant correction in health stocks through the final weeks of 2000, which was at least partly due to the uncertainties created by the presidential election gridlock. Biotechnology stocks were also caught up in the general weakness of the technology-dominated NASDAQ index. The news flow from the biotechnology industry has been generally favorable and we expect that to continue to be the case as the process of moving from gene discoveries to drugs continues.

     We cannot expect the strong 2000 returns in the healthcare sector to be matched in 2001. However, in our view, this does not mean that good returns cannot be achieved. The long-term dynamics in the healthcare sector are still moving in the right direction. In particular, the biotechnology area is better financed than it has ever been, with more drugs nearer to market. The track record of the pharmaceutical companies getting new drugs to market over the past few years has been poor and they are increasingly partnering with biotechnology companies to help them with this effort. Pharmaceuticals is one sector where the economic backdrop is less relevant to its progress and where the short-, medium- and long-term backdrop is encouraging.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM, HEADED BY SIMON KEY
     The Fund generated a return of -15.65% for the six-month period ended December 31, 2000, relative to the -10.41% return for the Morgan Stanley EAFE Index and the -11.80% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year and three-year periods ending December 31.

           ---------------------------------------------------------------------

     The continued lack of positive sentiment in the global markets has been largely a result of the uncertainty about whether the U.S. economy is heading for a soft or hard landing. The recent 0.5 percentage point cut rates in early January is clearly aimed at supporting continued growth, although at a slower pace.

     The year 2000 in Europe was one of extreme sector rotation and an unexpectedly weak currency. European TMT stocks (technology, media and telecommunications) were the best performing sector during the first quarter, rising by 17%. Between March 2000 and the end of the year, this same sector declined by close to 40%. In the currency markets, the European Central Bank clearly tried to support the falling euro over the last quarter of 2000, with a unilateral foreign exchange market intervention. Looking forward, such efforts to support a higher trading range for the euro should be made easier by a slowdown in U.S. economic growth and by a narrowing differential in interest rates. We expect European companies with a large foreign exchange exposure will suffer downgrades, especially those in the cyclicals, oil, paper and chemicals sectors. The utilities, retail and banking sectors appear to be safer havens.

     In the U.K., the stock market may benefit in early 2001 as confidence increases that interest rates are at or near the peak of the cycle. However there is still concern that equity valuation levels may be vulnerable as a result of slower growth in corporate earnings. We envisage that earnings downgrades in the U.K. are set to proliferate outside of the technology sector. In 2000, the FTSE 100 fell for the first time since 1994, with its largest decline since 1990. In all, the U.K. market slightly underperformed Europe but fared well relative to Japan.

     Valuations in Japan are still attractive, although investor sentiment remains poor. The Japanese stock market fell to a 20-month low on December 21, as a result of disappointment that a vote of no confidence in Prime Minister Mori had succeeded. The Japanese market views the weak position of the Prime Minister as a negative for the economy. Two factors have driven the Japanese market down sharply this year. The weakening of the U.S. stock market resulted in foreign investors selling Japanese stocks in the first half of the year. In the second half of the year, the consensus belief of global economic slowdown and weaker corporate earnings dampened the market.

     Given the uncertainty in global stock markets, we are maintaining increasingly neutral positions in terms of both sectors and countries. We do not, however, want the portfolio to become overly defensive, especially as most defensive stocks appear expensive relative to any realistic long-term growth rate. Rather, we are emphasizing Growth At a Reasonable Price (GARP) over growth at any price (GAAP) and trying to ensure visibility of earnings. We also believe that larger capitalization stocks are a safer bet in the current environment than small company stocks, particularly in the technology area. Risk premiums have widened out considerably but now appear to be overstating the risk of a hard landing. Any narrowing of these risk premiums would benefit growth stocks relative to value stocks.

     We expect global economic growth in 2001. Although defensive stocks may have offered the best returns in 2000, they now look expensive when considering their long-term growth rates.

                      [This Page Intentionally Left Blank]

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 53.9%
    ADVERTISING -- 0.6%
     8,290    Interpublic Group of
                Companies, Inc.        $    352,843
     2,100    Omnicom, Inc.                 174,038
                                       ------------
                                            526,881
                                       ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.5%
     9,800    Oshkosh Truck
                Corporation                 431,200
                                       ------------
    BANKING AND FINANCIAL SERVICES -- 3.7%
     4,750    Chase Manhattan
                Corporation                 215,828
    17,768    Citigroup, Inc.               907,278
     2,900    Firstar Corporation            67,425
    15,900    FleetBoston Financial
                Corporation                 597,244
     3,200    Mellon Financial
                Corporation                 157,400
     4,351    Metris Companies, Inc.        114,486
       800    Morgan Stanley, Dean
                Witter, Discover and
                Company                      63,400
     6,400    PNC Bank Corporation          467,600
     8,000    Wells Fargo & Company         445,500
     7,800    Zions Bancorp                 487,013
                                       ------------
                                          3,523,174
                                       ------------
    BROADCASTING -- 0.8%
     3,740    Clear Channel
                Communications, Inc.+       181,156
     8,200    Entercom Communications
                Corporation+                282,388
    61,500    Spanish Broadcasting
                System, Inc., Class
                A+                          307,500
                                       ------------
                                            771,044
                                       ------------
    BUILDING MATERIALS -- 0.5%
    19,000    Masco Corporation             488,063
                                       ------------
    CHEMICALS - SPECIALTY -- 0.9%
    11,100    Air Products &
                Chemicals, Inc.             455,100

SHARES                                        VALUE
---------------------------------------------------
    CHEMICALS - SPECIALTY (CONTINUED)
     6,900    Om Group, Inc.           $    376,912
                                       ------------
                                            832,012
                                       ------------
    COMMERCIAL SERVICES -- 0.3%
    10,200    Quanta Services, Inc.+        328,313
                                       ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 4.4%
     8,580    Affiliated Computer
                Services, Inc.+             520,699
     1,200    Computer Sciences
                Corporation+                 72,150
    11,775    EMC Corporation               783,037
     1,600    Hewlett-Packard Company        50,500
     4,985    International Business
                Machines Corporation        423,725
     1,720    Juniper Networks, Inc.+       216,828
    15,845    Microsoft Corporation+        687,277
     9,230    Oracle Corporation+           268,247
    44,300    Read-Rite Corporation+        178,584
    11,900    SBS Technologies, Inc.+       356,256
     5,250    Sun Microsystems, Inc.+       146,344
     5,370    VERITAS Software
                Corporation+                469,875
                                       ------------
                                          4,173,522
                                       ------------
    DIVERSIFIED -- 0.6%
     9,485    Tyco International
                Ltd.                        526,417
                                       ------------
    DRUGS -- 4.0%
    14,100    American Home Products
                Corporation                 896,055
     5,250    Amgen, Inc.+                  335,672
     3,790    Cardinal Health, Inc.         377,579
    23,295    Curis, Inc.+                  206,743
     6,665    Merck & Co., Inc.             624,010
     8,950    Pfizer, Inc.                  411,700
    13,905    Schering-Plough
                Corporation                 789,109
       970    Sepracor, Inc.+                77,721
                                       ------------
                                          3,718,589
                                       ------------
    ELECTRICAL EQUIPMENT -- 1.8%
       900    Emerson Electric
                Company                      70,931
    23,260    General Electric
                Company                   1,115,026

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT (CONTINUED)
    57,650    Imatron, Inc.+           $     79,269
    13,250    Park Electrochemical
                Corporation                 406,610
                                       ------------
                                          1,671,836
                                       ------------
    ELECTRONICS -- 3.2%
     1,935    Celestica, Inc.+              104,974
    18,400    CISCO Systems, Inc.+          703,800
     6,800    CTS Corporation               247,775
    23,950    Diodes, Inc.+                 248,481
    25,600    General Semiconductor,
                Inc.+                       160,000
    46,900    Hydrogenics
                Corporation+                205,188
     2,630    Jabil Circuit, Inc.+           66,736
     9,500    Microchip Technology,
                Inc.+                       208,406
       400    Sanmina Corporation+           30,650
     5,800    SCI Systems, Inc.+            152,975
     3,200    Solectron Corporation+        108,480
     4,800    Teradyne, Inc.+               178,800
    13,800    Trimble Navigation
                Ltd.+                       331,200
    32,600    Valence Technology,
                Inc.+                       303,587
                                       ------------
                                          3,051,052
                                       ------------
    ENVIRONMENTAL -- 0.3%
    14,300    Republic Services,
                Inc.+                       245,781
                                       ------------
    FINANCIAL SERVICES -- 2.9%
    14,300    Actrade Financial
                Technologies Ltd.+          315,494
     7,390    Automatic Data
                Processing, Inc.            467,879
     1,700    Capital One Financial
                Corporation                 111,881
    13,910    Federal Home Loan
                Mortgage Corporation        958,051
     2,000    Fiserv, Inc.+                  94,875
     5,780    Lehman Brothers
                Holdings, Inc.              390,873
     5,300    USA Education, Inc.           360,400
                                       ------------
                                          2,699,453
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    FOOD AND BEVERAGES -- 2.0%
     8,245    Anheuser-Busch
                Companies, Inc.+       $    375,148
     7,500    Constellation Brands,
                Inc., Class A+              440,625
    11,600    McCormick & Company,
                Inc.                        418,325
     2,425    Quaker Oats Company           236,134
    12,070    Sysco Corporation             362,100
                                       ------------
                                          1,832,332
                                       ------------
    GROCERY -- 0.3%
     3,800    Safeway, Inc.+                237,500
                                       ------------
    HEALTH CARE -- 0.9%
    12,570    Health Management
                Associates, Inc.+           260,827
     9,300    Tenet Healthcare
                Corporation                 413,269
     2,400    Trigon Healthcare,
                Inc.+                       186,750
                                       ------------
                                            860,846
                                       ------------
    INSURANCE -- 1.6%
    11,600    Ace Ltd., ADR                 492,275
     2,037    American International
                Group, Inc.                 200,772
       635    CIGNA Corporation              84,010
     1,300    Marsh & McLennan
                Companies, Inc.             152,100
     2,300    MGIC Investment
                Corporation                 155,106
     5,500    Radian Group, Inc.            412,844
                                       ------------
                                          1,497,107
                                       ------------
    INTERNET SOFTWARE -- 1.0%
    61,200    ClickAction, Inc.+            336,600
     3,690    Internet Security
                Systems, Inc.+              289,434
     2,025    VeriSign, Inc.+               150,230
     2,350    webMethods, Inc.+             209,003
                                       ------------
                                            985,267
                                       ------------
    MACHINERY AND HEAVY EQUIPMENT -- 1.0%
    12,600    Deere & Company               577,238
     8,390    Dover Corporation             340,319
                                       ------------
                                            917,557
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    MANUFACTURING -- 1.1%
    15,850    GenTek, Inc.             $    261,525
    20,750    TTM Technologies, Inc.+       294,391
    22,550    Varco International,
                Inc.+                       490,462
                                       ------------
                                          1,046,378
                                       ------------
    MEDICAL SERVICES AND SUPPLIES -- 3.1%
     6,860    Baxter International,
                Inc.                        605,824
     4,000    Bindley Western
                Industries, Inc.            166,250
     6,730    Biomet, Inc.                  267,097
    17,600    Diversa Corporation+          315,700
     4,050    Johnson & Johnson
                Company                     425,503
    19,600    Orthofix International
                N.V., ADR+                  374,850
    11,100    PolyMedica Corporation+       370,463
    12,300    Specialty Laboratories,
                Inc.+                       407,437
                                       ------------
                                          2,933,124
                                       ------------
    OIL AND GAS -- 5.1%
    13,600    Baker Hughes, Inc.            565,250
    11,500    Barrett Resources
                Corporation+                653,344
    42,800    Bellwether Exploration
                Company+                    363,800
     1,000    BJ Services Company+           68,875
     2,800    Coastal Corporation           247,275
     1,100    Devon Energy
                Corporation                  67,067
     7,600    El Paso Energy
                Corporation                 544,350
     1,600    Enron Corporation             133,000
     5,425    Exxon Mobil Corporation       471,636
     2,000    Hanover Compressor
                Company+                     89,125
    46,350    Key Energy Group, Inc.+       483,778
    10,800    Noble Drilling
                Corporation+                469,125
    33,100    Remington Oil & Gas
                Corporation+                430,300

SHARES                                        VALUE
---------------------------------------------------
    OIL AND GAS (CONTINUED)
     2,400    Royal Dutch Petroleum
                Company, GDR           $    145,350
     2,200    Tosco Corporation              74,662
                                       ------------
                                          4,806,937
                                       ------------
    PAPER AND FOREST PRODUCTS -- 0.4%
     5,900    Kimberly-Clark
                Corporation                 417,071
                                       ------------
    REAL ESTATE INVESTMENT TRUST -- 0.8%
     4,000    Apartment Investment &
                Management Company,
                Class A                     199,750
    13,400    Duke-Weeks Realty
                Corporation                 329,975
     8,000    Kilroy Realty
                Corporation                 228,500
                                       ------------
                                            758,225
                                       ------------
    RESTAURANTS -- 1.0%
     7,210    Brinker International,
                Inc.+                       304,622
     1,500    Outback Steakhouse,
                Inc.+                        38,813
     1,500    Papa John's
                International, Inc.+         33,375
    22,500    Wendy's International,
                Inc.                        590,625
                                       ------------
                                            967,435
                                       ------------
    RETAIL -- 2.5%
     8,800    BJs Wholesale Club,
                Inc.+                       337,700
    37,455    Family Dollar Stores,
                Inc.                        802,942
    10,200    Gadzooks, Inc.+               150,450
    47,800    Hollywood Entertainment
                Corporation+                 50,787
    21,800    Intimate Brands, Inc.         327,000
     7,595    RadioShack Corporation        325,161
     6,985    Wal-Mart Stores, Inc.+        371,078
                                       ------------
                                          2,365,118
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL - BUILDING SUPPLIES -- 0.2%
     1,950    Home Depot, Inc.         $     89,091
     1,600    Lowes Companies, Inc.          71,200
                                       ------------
                                            160,291
                                       ------------
    SEMICONDUCTORS -- 1.4%
     3,500    Altera Corporation+            92,094
    16,785    Intel Corporation             504,599
     2,800    Maxim Integrated
                Products, Inc.+             133,875
       690    PMC-Sierra, Inc.+              54,251
     1,750    SDL, Inc.+                    259,328
    36,800    White Electronic
                Designs Corporation         238,050
                                       ------------
                                          1,282,197
                                       ------------
    TELECOMMUNICATIONS -- 6.1%
     5,510    Amdocs Ltd.+                  365,037
     7,800    BellSouth Corporation         319,312
     2,150    CIENA Corporation+            174,688
    14,025    Comcast Corporation
                Special, Class A+           585,544
     5,510    Comverse Technology,
                Inc.+                       598,524
     3,300    Corning, Inc.                 174,281
    18,600    Ditech Communications
                Corporation+                298,762
    29,600    DMC Stratex Networks,
                Inc.+                       444,000
    46,750    Elastic Networks, Inc.+       192,844
     9,800    Gilat Satellite
                Networks Ltd., ADR+         249,900
    15,800    Lucent Technologies,
                Inc.                        213,300
     6,925    Nortel Networks
                Corporation                 222,033
     1,100    Powerwave Technologies,
                Inc.+                        64,350
    20,250    Price Communications
                Corporation                 340,453
     2,600    Qwest Communications
                International Inc.+         106,600
    15,200    SBC Communications,
                Inc.                        725,800
     4,000    Sonus Networks, Inc.+         101,000

SHARES                                        VALUE
---------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
       300    Tellabs, Inc.+           $     16,950
       700    Verizon Communications,
                Inc.                         35,088
     2,060    VoiceStream Wireless
                Corporation+                207,288
    21,050    WJ Communications,
                Inc.+                       299,962
                                       ------------
                                          5,735,716
                                       ------------
    TRANSPORTATION -- 0.0%#
         1    Kansas City Southern
                Industries, Inc.+                 5
                                       ------------
    UTILITIES -- 0.9%
     2,500    Duke Energy
                Corporation+                213,125
    11,600    Northeast Utilities           281,300
    13,200    Southern Energy, Inc.+        373,725
                                       ------------
                                            868,150
                                       ------------
TOTAL COMMON STOCKS
                   (Cost $51,098,887)    50,658,593
                                       ------------
PREFERRED STOCKS -- 0.3%
                      (Cost $311,364)
    TELECOMMUNICATIONS -- 0.3%
    12,000    AT&T Corporation              306,000
                                       ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 1.3%
$  298,800    Chevron Trust Fund,
                8.110% due 12/01/2004       306,563
   600,000    Peco Energy Transition
                Trust, Series 1999-A,
                Class A6,
                6.050% due 03/01/2009       595,212
   300,000    WFS Financial 2000 C
                Owner Trust,
                7.170% due
                02/20/2008                  308,122
                                       ------------
TOTAL ASSET-BACKED SECURITIES
                    (Cost $1,192,147)     1,209,897
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 3.1%
$  575,000    Discover Card Master
                Trust I, Series
                1999-6, Class A,
                6.850% due 07/17/2007  $    591,450
   456,623    Federal Home Mortgage
                Corporation, Series
                1541, Class F, 6.250%
                due 05/15/2019              455,486
   550,000    Federal Home Mortgage
                Corporation, Series
                1702-A,
                Class PD,
                6.500% due 04/15/2022       554,255
   610,000    Federal National
                Mortgage Association,
                Series 1998-61, Class
                PK,
                6.000% due 12/25/2026       596,410
   750,000    Mortgage Capital
                Funding, Inc., Series
                1998, Class A2,
                6.337% due 11/18/2031       747,657
                                       ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
                    (Cost $2,857,894)     2,945,258
                                       ------------
CORPORATE BONDS AND NOTES -- 10.4%
    BUSINESS SERVICES -- 0.5%
   450,000    Convergys Corporation,
                7.453% due 09/09/2002       448,313
                                       ------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    FINANCE -- 3.5%
$  525,000    Bank of America
                Corporation,
                7.800% due 02/15/2010  $    546,413
   650,000    Boeing Capital
                Corporation,
                6.350% due 11/15/2007       645,067
   250,000    Countrywide Capital
                III, 8.050% due
                06/15/2027                  221,557
   497,694    DLJ Commercial Mortgage
                Corporation, Series
                2000,
                Class A1A,
                6.930% due 08/10/2009       512,574
   150,000    First Union National
                Bank,
                7.800% due 08/18/2010       154,734
   400,000    Ford Motor Credit
                Company,
                7.600% due 08/01/2005       410,718
   300,000    Pitney Bowes Credit
                Corporation,
                8.625% due 02/15/2008       328,625
   500,000    The CIT Group, Inc.,
                7.500% due 11/14/2003       506,656
                                       ------------
                                          3,326,344
                                       ------------
    GOVERNMENT AGENCY -- 0.4%
   400,000    Tennessee Valley
                Authority,
                6.375% due 06/15/2005       409,404
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL -- 1.6%
$  250,000    American Greetings
                Corporation,
                6.100% due 08/01/2028  $    215,009
   300,000    Harris Corporation,
                6.350% due 02/01/2028       277,844
   455,000    Lowes Companies, Inc.,
                8.250% due 06/01/2010       478,808
   550,000    Unilever Capital
                Corporation,
                6.750% due 11/01/2003       559,884
                                       ------------
                                          1,531,545
                                       ------------
    INSURANCE -- 0.7%
   600,000    Axa,
                8.600% due 12/15/2030       617,507
                                       ------------
    OIL AND GAS -- 0.4%
   400,000    El Paso Energy
                Corporation,
                7.375% due 12/15/2012       407,526
                                       ------------
    PUBLISHING -- 0.6%
   495,000    The Times Mirror
                Company,
                7.450% due 10/15/2009       511,303
                                       ------------
    TELECOMMUNICATIONS -- 1.6%
   360,000    AT&T Corporation,
                6.000% due 03/15/2009       320,816
   380,000    British
                Telecommunications
                Plc,
                8.125% due 12/15/2010       385,140

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
$  550,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030             $    516,681
   300,000    WorldCom, Inc., 7.875%
                due 05/15/2003              303,608
                                       ------------
                                          1,526,245
                                       ------------
    UTILITY - ELECTRIC -- 1.1%
   250,000    National Rural
                Utilities Cooperative
                Finance, 6.125% due
                05/15/2005                  248,965
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                  276,679
   450,000    TECO Energy, Inc.,
                7.000% due 10/01/2002       454,948
                                       ------------
                                            980,592
                                       ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $9,800,509)                       9,758,779
                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.5%
              FHLMC:
 1,300,000    5.125% due 10/15/2008       1,229,978
 1,195,000    7.000% due 02/15/2003       1,228,188
   675,000    7.000% due 07/15/2005         708,397
    75,952    Pool #E62394, Gold,
                7.500% due 09/01/2010        77,424
                                       ------------
                                          3,243,987
                                       ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 2.6%
              FNMA:
   980,000    5.250% due 01/15/2009         933,699
 1,000,000    7.000% due 07/15/2005       1,049,477

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$  141,363    Pool #303105,
                11.000% due
                11/01/2020             $    154,388
   260,191    Pool #100081,
                11.500% due
                08/01/2016                  289,544
                                       ------------
                                          2,427,108
                                       ------------
    GOVERNMENT AGENCY -- 0.3%
 1,775,000    Resolution Funding
                Corporation,
                0.010% due 04/15/2030       317,546
                                       ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.1%
   138,735    Pool #780584,
                7.000% due 06/15/2027       139,403
                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                    (Cost $6,027,070)     6,128,044
                                       ------------
U.S. TREASURY OBLIGATIONS -- 14.8%
    U.S. TREASURY BONDS -- 5.5%
   422,788    3.875% due 04/15/2029         433,501
 2,350,000    7.500% due 11/15/2016       2,834,459
 1,480,000    8.000% due 11/15/2021       1,914,981
                                       ------------
                                          5,182,941
                                       ------------
    U.S. TREASURY NOTES -- 9.3%
 1,050,000    5.750% due 08/15/2010       1,100,448
   100,000    6.750% due 05/15/2005         106,440
 4,935,000    7.000% due 07/15/2006       5,372,740

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    U.S. TREASURY NOTES (CONTINUED)
$  225,000    7.500% due 11/15/2001    $    228,660
 1,700,000    7.875% due 11/15/2004       1,860,636
                                       ------------
                                          8,668,924
                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,374,971)                     13,851,865
                                       ------------
REPURCHASE AGREEMENT -- 8.0%
                    (Cost $7,477,000)
 7,477,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $7,481,943 on
                01/02/2001,
                collateralized by
                $5,755,000 U.S.
                Treasury Note,
                8.125%, maturing
                08/15/2019
                (value $7,632,568)        7,477,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $19,577,653)          20.8%       19,577,653
                             -----      ------------
TOTAL INVESTMENTS
  (Cost $111,717,495*)       119.1%      111,913,089
OTHER ASSETS AND
  LIABILITIES (NET)          (19.1)      (17,948,775)
                             -----      ------------
NET ASSETS                   100.0%     $ 93,964,314
                             =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000 the market value of the securities on loan is $18,951,209. Collateral received for securities loaned of $19,577,653 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 74.4%
    CANADA -- 0.9%
    10,000    Neurochem, Inc.+          $   58,988
     1,000    QLT, Inc.+                    28,000
                                        ----------
                                            86,988
                                        ----------
    DENMARK -- 0.4%
     1,500    Genmab A/S+                   34,560
                                        ----------
    GERMANY -- 1.9%
     3,275    Evotec Biosystems AG         101,175
     1,000    Lion Bioscience AG+           80,754
                                        ----------
                                           181,929
                                        ----------
    ITALY -- 0.6%
     1,500    Biosearch Italia SpA+         62,397
                                        ----------
    NETHERLANDS -- 0.5%
     6,000    Crucell NV+                   44,509
                                        ----------
    SWEDEN -- 2.1%
       950    Biacore International
                AB+                         43,278
     3,100    Karo Bio AB+                  96,885
     6,000    PyroSequencing AB+            61,659
                                        ----------
                                           201,822
                                        ----------
    UNITED KINGDOM -- 4.8%
     3,000    Cambridge Antibody
                Technology Group Plc+      170,464
     9,000    Celltech Group Plc+          159,205
     5,600    Oxford GlycoSciences
                Plc+                       126,442
                                        ----------
                                           456,111
                                        ----------
    UNITED STATES -- 63.2%
     5,000    3 Dimensional
                Pharmaceuticals, Inc.+      74,062
     2,500    Abegenix, Inc.+              147,656
     5,000    Aclara Biosciences,
                Inc.+                       54,375
     2,000    Affymetrix, Inc.+            148,875
     2,000    Albany Molecular
                Research, Inc.+            123,250
     1,000    Alexion Pharmaceuticals,
                Inc.+                       64,938
     1,200    Amgen, Inc.+                  76,725
     2,000    Applera Corporation --
                Applied Biosystems
                Group+                     188,125

SHARES                                       VALUE
--------------------------------------------------
    UNITED STATES (CONTINUED)
     2,500    Arena Pharmaceuticals,
                Inc.+                   $   38,750
     3,000    Aurora Biosciences
                Corporation+                94,312
     6,000    Bruker Daltonics, Inc.+      141,375
     2,300    Cell Therapeutics, Inc.+     103,644
     1,500    Cephalon, Inc.+               94,969
     3,500    COR Therapeutics, Inc.+      123,156
     3,500    Corixa Corporation+           97,562
     7,500    Corvas International,
                Inc.+                      107,812
     4,500    Cubist Pharmaceuticals,
                Inc.+                      130,500
     1,800    CV Therapeutics, Inc.+       127,350
     3,500    Dyax Corporation+             74,211
     8,000    Exelixis, Inc.+              117,000
     1,500    Genetech, Inc.+              122,250
    12,000    Genomic Solutions, Inc.+      91,500
     5,000    Genzyme Molecular
                Oncology+                   45,938
     6,000    Guilford
                Pharmaceuticals, Inc.+     108,000
     2,000    Human Genome Sciences,
                Inc.+                      138,625
     2,150    ICOS Corporation+            111,666
     2,800    ILEX Oncology, Inc.+          73,675
     6,000    ImmunoGen, Inc.+             128,625
     2,000    Inhale Therapeutic
                Systems, Inc.+             101,000
     3,000    Inspire Pharmaceuticals,
                Inc.+                       78,187
     3,000    Intermune
                Pharmaceuticals, Inc.+     133,875
    14,000    Introgen Therapeutics,
                Inc.+                       98,000
     2,000    Invitrogen Corporation+      172,750
     8,000    La Jolla Pharmaceutical
                Company+                    37,750
     1,925    Large Scale Biology
                Corporation+                18,288
     3,500    Luminex Corporation+          91,219
     2,000    Medarex, Inc.+                81,500
     2,500    MedImmune, Inc.+             119,219
     2,000    Millennium
                Pharmaceuticals, Inc.+     123,750
     1,400    Molecular Devices
                Corporation+                95,812

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
     1,000    Myriad Genetics, Inc.+    $   82,750
     2,587    NeoPharm, Inc.+               97,983
     4,000    Neurocrine Biosciences,
                Inc.+                      132,500
     2,100    NPS Pharmaceuticals,
                Inc.+                      100,800
    14,000    Orchid Biosciences,
                Inc.+                      196,000
     1,800    OSI Pharmaceuticals,
                Inc.+                      144,225
     3,000    Pharmacopeia, Inc.+           65,437
     1,500    Pharmacyclics, Inc.+          51,375
     6,000    POZEN, Inc.+                 109,500
     3,000    PRAECIS Pharmaceuticals,
                Inc.+                       87,750
     5,000    Sangamo BioSciences,
                Inc.+                       97,500
     1,800    Sepracor, Inc.+              144,225
    10,000    Telik, Inc.+                  66,250
     3,000    Titan Pharmaceuticals,
                Inc.+                      106,110
    10,000    Transgenomic, Inc.+          105,000
     2,500    Transkaryotic Therapies,
                Inc.+                       91,094
     2,000    Trimeris, Inc.+              109,750
    12,000    Versicor, Inc.+              103,500
                                        ----------
                                         5,992,025
                                        ----------
TOTAL COMMON STOCKS
  (Cost $7,281,587)                      7,060,341
                                        ----------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 16.5%
  (Cost $1,559,000)
$1,559,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/30/2000, to be
                repurchased at
                $1,560,031 on
                01/02/2001,
                collateralized by
                $1,160,000 U.S.
                Treasury Note,
                8.500% maturing
                02/15/2020
                (value $1,593,912)      $1,559,000
                                        ----------

TOTAL INVESTMENTS
  (Cost $8,840,587*)           90.9%      8,619,341
OTHER ASSETS AND
  LIABILITIES (NET)             9.1         866,390
                              -----      ----------
NET ASSETS                    100.0%     $9,485,731
                              =====      ==========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Bio(Tech)(2) Fund was as follows:

                              % OF
                           NET ASSETS        VALUE
                           -----------------------
COMMON STOCKS:
Drugs and Health Care....     60.0%     $5,689,558
Medical Instruments,
  Services, and
  Supplies...............     14.4       1,370,783
                             -----      ----------
TOTAL COMMON
  STOCKS.................     74.4       7,060,341
REPURCHASE AGREEMENT.....     16.5       1,559,000
                             -----      ----------
TOTAL INVESTMENTS........     90.9       8,619,341
OTHER ASSETS AND
  LIABILITIES (NET)......      9.1         866,390
                             -----      ----------
NET ASSETS...............    100.0%     $9,485,731
                             =====      ==========

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 79.9%
    ADVERTISING -- 2.9%
     1,820    Omnicom, Inc.            $   150,832
     3,255    TMP Worldwide, Inc.+         179,025
                                       -----------
                                           329,857
                                       -----------
    BANKS -- 2.9%
     4,935    FleetBoston Financial
                Corporation                185,371
     2,420    Zions Bancorp                151,099
                                       -----------
                                           336,470
                                       -----------
    CHEMICALS - SPECIALTY -- 1.3%
     4,050    Symyx Technologies,
                Inc.+                      145,800
                                       -----------
    COMMUNICATION SERVICES -- 5.7%
     3,920    Clear Channel
                Communications+            189,875
     4,375    Comcast Corporation
                Special+                   182,656
     3,815    SBA Communications
                Corporation+               156,653
     2,685    SBC Communications,
                Inc.                       128,209
                                       -----------
                                           657,393
                                       -----------
    COMPUTERS AND BUSINESS EQUIPMENT -- 6.9%
     1,750    Brocade Communications
                Systems, Inc.+             160,672
     6,130    Cisco Systems, Inc.+         234,472
     2,610    EMC Corporation+             173,565
     4,735    Intel Corporation            142,346
     1,205    McDATA Corporation+           65,974
       895    Sun Microsystems, Inc.+       24,948
                                       -----------
                                           801,977
                                       -----------
    CONGLOMERATES -- 5.9%
     9,845    General Electric
                Company                    471,945
     3,770    Tyco International Ltd.      209,235
                                       -----------
                                           681,180
                                       -----------
    COSMETICS AND TOILETRIES -- 1.2%
     2,835    Avon Products, Inc.          135,726
                                       -----------
    DOMESTIC OIL -- 1.0%
     1,910    Royal Dutch Petroleum
                Company                    115,674
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    DRUGS AND HEALTH CARE -- 12.2%
     2,050    American Home Products
                Corporation            $   130,278
     3,765    Amgen, Inc.+                 240,725
     2,750    Baxter International,
                Inc.                       242,859
     2,180    Cardinal Health, Inc.        217,182
     1,160    Genetech, Inc.+               94,540
     1,220    Medimmune, Inc.+              58,179
     2,925    Merck & Co., Inc.            273,853
       945    Sepracor, Inc.+               75,718
     1,925    Transkaryotic
                Therapies, Inc.+            70,142
                                       -----------
                                         1,403,476
                                       -----------
    ELECTRIC UTILITIES -- 0.7%
     2,860    Southern Energy, Inc.+        80,974
                                       -----------
    ELECTRONICS -- 1.5%
     4,225    Active Power, Inc.+           92,686
     1,535    Celestica Inc+                83,274
                                       -----------
                                           175,960
                                       -----------
    FINANCIAL SERVICES -- 8.4%
     6,430    Citigroup, Inc.              328,332
     2,730    Freddie Mac                  188,029
     2,295    Lehman Brothers
                Holdings, Inc.             155,199
     1,335    Morgan Stanley, Dean
                Witter, Discover and
                Company                    105,799
     3,280    Providian, LLC               188,600
                                       -----------
                                           965,959
                                       -----------
    FOOD - WHOLESALE -- 1.4%
     5,520    Sysco Corporation            165,600
                                       -----------
    GAS AND PIPELINE UTILITIES -- 3.0%
     2,930    Dynegy, Inc.                 164,263
     2,185    Enron Corporation            181,628
                                       -----------
                                           345,891
                                       -----------
    INSURANCE -- 4.4%
     2,500    Ace Ltd.                     106,094
     2,590    American International
                Group, Inc.                255,277
     1,090    CIGNA Corporation            144,207
                                       -----------
                                           505,578
                                       -----------

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INTERNET SECURITY -- 0.8%
     1,150    Internet Security
                Systems, Inc.+         $    90,203
                                       -----------
    OIL AND GAS -- 4.3%
     4,145    Rowan Companies+             111,915
     1,750    Schlumberger Ltd.            139,891
     1,670    Smith International,
                Inc.+                      124,519
     2,535    Weatherford
                International, Inc.        119,779
                                       -----------
                                           496,104
                                       -----------
    RETAIL - STORE -- 3.8%
     4,445    Radioshack Corporation       190,301
     1,890    Safeway, Inc.+               118,125
     2,550    Wal-Mart Stores, Inc.        135,469
                                       -----------
                                           443,895
                                       -----------
    SOFTWARE -- 5.1%
       590    Ariba, Inc.+                  31,639
     1,065    i2 Technologies, Inc.+        57,909
     5,070    Microsoft Corporation+       219,911
     1,130    Openwave Systems, Inc.+       54,169
     4,505    Oracle Corporation+          130,927
     1,075    VERITAS Software
                Corporation+                94,063
                                       -----------
                                           588,618
                                       -----------
    TELECOMMUNICATIONS -- 5.4%
     1,090    Comverse Technology,
                Inc.+                      118,401
     1,160    Corning, Inc.                 61,262
     4,865    Crown Castle
                International
                Corporation+               131,659
     3,870    Optical Communication
                Products, Inc.+             43,538
     3,605    Peco II, Inc.+                93,279
     2,220    Powerwave
                Technologies, Inc.+        129,870
       340    SDL, Inc.+                    50,384
                                       -----------
                                           628,393
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    TRANSPORTATION -- 1.1%
     6,360    UTI Worldwide, Inc.+     $   127,995
                                       -----------
TOTAL COMMON STOCKS
  (Cost $9,353,824)                      9,222,723
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 23.8%
                    (Cost $2,747,000)
$2,747,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,748,816
                01/02/2001,
                collateralized by
                $2,305,000 U.S.
                Treasury Note, 7.500%
                maturing 11/15/2016
                (value $2,802,156)       2,747,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $12,100,824*)      103.7%      11,969,723
OTHER ASSETS AND
  LIABILITIES (NET)         (3.7)        (430,971)
                           -----      -----------
NET ASSETS                 100.0%     $11,538,752
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE -- 2.1%
    53,000    United Technologies
                Corporation           $  4,167,125
                                      ------------
    BANKING AND FINANCIAL SERVICES -- 21.6%
    50,000    Chase Manhattan
                Corporation              2,271,875
   155,254    Citigroup, Inc.            7,927,657
   121,000    Federal Home Loan
                Mortgage Corporation     8,333,875
    78,000    Firstar Corporation        1,813,500
   160,200    FleetBoston Financial
                Corporation              6,017,512
    67,140    Lehman Brothers
                Holdings, Inc.           4,540,343
    70,400    PNC Financial Services
                Group                    5,143,600
    38,000    USA Education, Inc.        2,584,000
    66,200    Wells Fargo & Company      3,686,513
                                      ------------
                                        42,318,875
                                      ------------
    BROADCASTING -- 2.8%
    25,900    Clear Channel
                Communications,
                Inc.+                    1,254,531
   101,000    Comcast Corporation,
                Class A+                 4,216,750
                                      ------------
                                         5,471,281
                                      ------------
    BUILDING MATERIALS -- 1.3%
    97,100    Masco Corporation          2,494,256
                                      ------------
    CHEMICALS AND PLASTICS -- 1.2%
    55,000    Air Products &
                Chemicals, Inc.          2,255,000
                                      ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --
      5.2%
    69,600    Affiliated Computer
                Services, Inc.,
                Class A+                 4,223,850
    50,000    Dell Computer
                Corporation+               871,875
    17,007    International Business
                Machines Corporation     1,445,595
    25,000    Microsoft Corporation+     1,084,375

SHARES                                       VALUE
--------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
    95,000    SCI Systems, Inc.+      $  2,505,625
                                      ------------
                                        10,131,320
                                      ------------
    DIVERSIFIED MANUFACTURING -- 1.8%
    88,200    Dover Corporation          3,577,612
                                      ------------
    DRUGS -- 2.7%
    42,000    American Home Products
                Corporation              2,669,100
    29,000    Merck & Co., Inc.          2,715,125
                                      ------------
                                         5,384,225
                                      ------------
    FOOD AND BEVERAGES -- 4.1%
    50,600    Anheuser-Busch
                Companies, Inc.          2,302,300
    93,700    McCormick &
                Company, Inc.            3,379,056
    47,000    PepsiCo, Inc.              2,329,438
                                      ------------
                                         8,010,794
                                      ------------
    HEALTH CARE -- 6.3%
    35,000    CIGNA Corporation          4,630,500
    78,000    HCA -- The Healthcare
                Company                  3,432,780
    49,800    Tenet Healthcare
                Corporation              2,212,987
    26,600    Trigon Healthcare,
                Inc.+                    2,069,813
                                      ------------
                                        12,346,080
                                      ------------
    HEAVY EQUIPMENT -- 2.5%
   108,400    Deere & Company            4,966,075
                                      ------------
    HOTELS AND RESTAURANTS -- 1.7%
   130,000    Wendy's International,
                Inc.                     3,412,500
                                      ------------
    HOUSEHOLD PRODUCTS -- 2.4%
    67,600    Kimberly-Clark
                Corporation              4,778,644
                                      ------------
    INSURANCE -- 5.8%
   114,900    Ace Ltd.                   4,876,069
    23,000    American International
                Group, Inc.              2,266,938
    63,000    MGIC Investment
                Corporation              4,248,562
                                      ------------
                                        11,391,569
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES --
      2.5%
    30,950    Baxter International,
                Inc.                  $  2,733,272
    20,000    Johnson & Johnson          2,101,250
                                      ------------
                                         4,834,522
                                      ------------
    METALS AND MINING -- 1.3%
    77,000    Alcoa, Inc.                2,579,500
                                      ------------
    OIL AND PETROLEUM -- 8.5%
    50,000    Devon Energy
                Corporation              3,048,500
   100,500    ENSCO International,
                Inc.                     3,423,281
    84,726    Exxon Mobil
                Corporation              7,365,867
    39,000    Total Fina EIF SA, ADR     2,834,812
                                      ------------
                                        16,672,460
                                      ------------
    OIL EQUIPMENT AND SERVICES -- 1.7%
    79,000    Baker Hughes, Inc.         3,283,438
                                      ------------
    REAL ESTATE -- 3.1%
    43,100    Apartment Investment &
                Management Company       2,152,306
    42,300    Boston Properties,
                Inc.                     1,840,050
    81,140    Duke Realty
                Investments, Inc.        1,998,073
                                      ------------
                                         5,990,429
                                      ------------
    RETAIL -- 4.7%
   222,800    Family Dollar
                Stores, Inc.             4,776,275
   168,000    Intimate Brands, Inc.      2,520,000
    31,600    Safeway, Inc.+             1,975,000
                                      ------------
                                         9,271,275
                                      ------------
    TELECOMMUNICATIONS -- 8.4%
    25,830    ALLTEL Corporation         1,612,761
    60,500    BellSouth Corporation      2,476,719
   110,000    Lucent Technologies,
                Inc.                     1,485,000

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
   134,000    SBC Communications,
                Inc.                  $  6,398,500
    69,358    Verizon Communications     3,476,570
    75,000    WorldCom, Inc.             1,054,687
                                      ------------
                                        16,504,237
                                      ------------
    UTILITIES - ELECTRIC -- 2.4%
    54,400    Duke Energy Company        4,637,600
                                      ------------
    UTILITIES - NATURAL GAS -- 2.8%
    76,962    El Paso Energy
                Corporation              5,512,403
                                      ------------
TOTAL COMMON STOCKS
  (Cost $158,431,242)                  189,991,220
                                      ------------
CONVERTIBLE PREFERRED STOCKS -- 1.6%
  (Cost $3,735,625)
    86,000    MediaOne Group, Inc.,
                7.000% Conv. Pfd         3,063,750
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.2%
  (Cost $2,337,000)
$2,337,000    Agreement with State
                Street Bank and
                Trust Company,
                5.95% dated
                12/29/2000, to be
                repurchased at
                $2,338,545 on
                01/02/2001,
                collateralized by
                $1,735,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020
                (value $2,383,998)       2,337,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $6,262,050)           3.2%     $  6,262,050
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $170,765,917*)      102.9%      201,654,020
OTHER ASSETS AND
  LIABILITIES (NET)          (2.9)       (5,635,337)
                            -----      ------------
NET ASSETS                  100.0%     $196,018,683
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $6,027,461. Collateral received for securities loaned of $6,262,050 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Focus Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 92.0%
    ADVERTISING -- 2.2%
     3,975   Clear Channel
               Communications, Inc.+  $   192,539
     5,450   Interpublic Group of
               Companies, Inc.            231,966
                                      -----------
                                          424,505
                                      -----------
    BUSINESS SERVICES -- 8.0%
     7,275   Amdocs Ltd.+                 481,969
     5,825   Automatic Data
               Processing, Inc.           368,795
     4,900   Internet Security
               Systems, Inc.+             384,344
     3,075   WebMethods, Inc.+            273,483
                                      -----------
                                        1,508,591
                                      -----------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --
      21.6%
    17,725   Cisco Systems, Inc.+         677,981
    12,775   EMC Corporation+             849,537
     7,800   Foundry Networks, Inc.+      117,000
     5,600   International Business
               Machines Corporation       476,000
     2,250   Juniper Networks, Inc.+      283,641
    15,075   Microsoft Corporation+       653,878
     6,525   Oracle Systems
               Corporation+               189,633
     4,250   Sun Microsystems, Inc.+      118,469
     2,725   VeriSign, Inc.+              202,161
     5,975   VERITAS Software
               Corporation+               522,812
                                      -----------
                                        4,091,112
                                      -----------
    DIVERSIFIED -- 9.7%
     2,850   Celestica, Inc.+             154,613
     4,250   Corning, Inc.                224,453
    22,975   General Electric
               Company                  1,101,364
     6,550   Tyco International
               Ltd.                       363,525
                                      -----------
                                        1,843,955
                                      -----------
    ELECTRONICS -- 0.5%
     3,775   Jabil Circuit, Inc.+          95,791
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
    FINANCIAL SERVICES -- 2.2%
     3,466   Citigroup, Inc.          $   176,983
     3,525   Federal Home Loan
               Mortgage Corporation       242,784
                                      -----------
                                          419,767
                                      -----------
    FOOD AND BEVERAGES -- 2.9%
     5,075   Anheuser-Busch
               Companies, Inc.            230,912
     3,200   Quaker Oats Company          311,600
                                      -----------
                                          542,512
                                      -----------
    FOOD DISTRIBUTION -- 1.0%
     6,200   SYSCO Corporation            186,000
                                      -----------
    HEALTH CARE -- 16.6%
     8,300   American Home Products
               Corporation                527,465
     5,425   Amgen, Inc.+                 346,861
       800   CIGNA Corporation            105,840
    16,650   Health Management
               Associates, Class A+       345,488
     5,375   Merck & Company, Inc.        503,234
     9,800   Pfizer, Inc.                 450,800
    13,100   Schering-Plough
               Corporation                743,425
     1,600   Sepracor, Inc.+              128,200
                                      -----------
                                        3,151,313
                                      -----------
    HEALTH CARE -- INSTRUMENTS, SERVICE, AND
      SUPPLIES -- 5.0%
     2,875   Baxter International,
               Inc.                       253,898
     3,625   Biomet, Inc.                 143,867
     2,000   Cardinal Health, Inc.        199,250
     3,275   Johnson & Johnson
               Company                    344,080
                                      -----------
                                          941,095
                                      -----------
    OIL AND GAS -- 2.0%
     2,250   Enron Corporation            187,031
     2,125   Exxon Mobil Corporation      184,742
                                      -----------
                                          371,773
                                      -----------
    RESTAURANTS -- 1.6%
     7,175   Brinker
               International, Inc.+       303,144
                                      -----------

                       See Notes to Financial Statements.

           Munder Focus Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL -- 5.2%
    10,600   Family Dollar Stores,
               Inc.                   $   227,237
     9,575   RadioShack Corporation       409,930
     6,525   Wal-Mart Stores, Inc.        346,641
                                      -----------
                                          983,808
                                      -----------
    SEMICONDUCTORS -- 4.6%
    16,550   Intel Corporation            497,534
       950   PMC-Sierra, Inc.+             74,694
     2,050   SDL, Inc.+                   303,784
                                      -----------
                                          876,012
                                      -----------
    TELECOMMUNICATIONS -- 3.6%
     3,250   Comcast Corporation,
               Class A+                   135,688
     6,775   Nortel Networks
               Corporation                217,223
     3,350   VoiceStream Wireless
               Corporation+               337,094
                                      -----------
                                          690,005
                                      -----------
    TELECOMMUNICATIONS EQUIPMENT -- 5.3%
     2,825   CIENA Corporation+           229,531
     5,150   Comverse Technology,
               Inc.+                      559,419
     1,450   Powerwave
               Technologies, Inc.+         84,825
     5,250   Sonus Networks, Inc.+        132,562
                                      -----------
                                        1,006,337
                                      -----------
TOTAL COMMON STOCKS
  (Cost $19,149,541)                   17,435,720
                                      -----------
PRINCIPAL
AMOUNT                                      VALUE
-------------------------------------------------
REPURCHASE AGREEMENT -- 6.1%
  (Cost $1,149,000)
$1,149,000   Agreement with State
               Street Bank and Trust
               Company,
               5.950% dated
               12/29/2000, to be
               repurchased at
               $1,149,760 on
               01/02/2001,
               collateralized by
               $1,050,000 U.S.
               Treasury Note,
               7.000% maturing
               07/15/2006
               (value $1,173,375)     $ 1,149,000
                                      -----------

TOTAL INVESTMENTS
  (Cost $20,298,541*)       98.1%      18,584,720
OTHER ASSETS AND
  LIABILITIES (NET)          1.9          361,054
                           -----      -----------
NET ASSETS                 100.0%     $18,945,774
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Growth Opportunities Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 96.5%
    ADVERTISING -- 1.3%
   5,200    TMP Worldwide, Inc.+       $   286,000
                                       -----------
    BANKING AND FINANCIAL SERVICES -- 7.9%
   6,100    Affiliated Managers
              Group, Inc.+                 334,737
   5,250    Commerce Bancshares,
              Inc.                         223,125
   3,700    Lehman Brothers
              Holdings, Inc.               250,213
   9,925    Metris Companies, Inc.         261,152
   7,300    Silicon Valley
              Bancshares+                  252,306
   7,450    Zions Bancorp                  465,159
                                       -----------
                                         1,786,692
                                       -----------
    BROADCASTING -- 1.1%
   5,900    Univision Communications,
              Inc., Class A+               241,531
                                       -----------
    BUSINESS SERVICES -- 3.8%
   7,300    Apollo Group, Inc.+            359,069
   4,600    Black Box Corporation+         222,237
  10,500    Robert Half
              International, Inc.+         278,250
                                       -----------
                                           859,556
                                       -----------
    CHEMICALS -- 2.0%
   8,150    OM Group, Inc.                 445,194
                                       -----------
    COMMERCIAL SERVICES -- 2.3%
   4,450    Cintas Corporation             236,685
   6,500    Convergys Corporation+         294,531
                                       -----------
                                           531,216
                                       -----------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --
      10.9%
   7,300    Acxiom Corporation+            284,244
  10,500    Affiliated Computer
              Services, Inc.+              637,219
  14,350    Concord EFS, Inc.+             630,503
   5,775    Fiserv, Inc.+                  273,952
   9,100    Intuit, Inc.                   358,881
   7,550    Rational Software
              Corporation+                 293,978
                                       -----------
                                         2,478,777
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    DIVERSIFIED -- 1.6%
   5,650    Millipore Corporation      $   355,950
                                       -----------
    DOMESTIC OIL -- 4.5%
   9,100    Apache Corporation             637,569
  11,600    Tosco Corporation              393,675
                                       -----------
                                         1,031,244
                                       -----------
    DRUGS AND HEALTH CARE -- 11.5%
   4,600    Enzon, Inc.+                   285,488
   4,250    Express Scripts, Inc.,
              Class A+                     434,562
  14,500    Health Management
              Associates+                  300,875
  11,559    King Pharmaceuticals,
              Inc.+                        597,456
   6,750    Lincare Holdings, Inc.+        385,172
   4,750    Millennium
              Pharmaceuticals, Inc.+       293,906
   3,800    Sepracor, Inc.+                304,475
                                       -----------
                                         2,601,934
                                       -----------
    ELECTRIC UTILITIES -- 7.8%
  11,000    Allegheny Energy, Inc.         530,063
   8,550    Calpine Corporation+           385,284
  12,250    DPL, Inc.                      406,547
   8,750    Montana Power Company          181,563
   9,150    Southern Energy, Inc.+         259,059
                                       -----------
                                         1,762,516
                                       -----------
    ELECTRICAL EQUIPMENT -- 1.6%
   3,150    Coherent, Inc.+                102,375
   7,500    CTS Corporation                273,281
                                       -----------
                                           375,656
                                       -----------
    ELECTRONICS -- 3.7%
   7,350    Jabil Circuit, Inc.+           186,506
   7,800    L-3 Communications
              Holding, Inc.+               600,600
   2,425    Marvell Technology
              Group Ltd.+                   53,199
                                       -----------
                                           840,305
                                       -----------
    ENGINEERING AND CONSTRUCTION -- 1.2%
   6,100    Jacobs Engineering
              Group, Inc.+                 281,744
                                       -----------

                       See Notes to Financial Statements.

           Munder Growth Opportunities Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FOOD AND BEVERAGES -- 1.4%
   9,150    McCormick &
              Company, Inc.            $   329,972
                                       -----------
    HEALTH CARE PRODUCTS -- 1.7%
  11,550    Patterson Dental Company+      391,256
                                       -----------
    HOTELS AND RESTAURANTS -- 1.7%
   9,250    Brinker International,
              Inc.+                        390,812
                                       -----------
    INSURANCE -- 4.8%
   6,150    ACE Ltd.                       260,991
   5,550    Ambac Financial
              Group, Inc.                  323,634
   5,400    Nationwide Financial
              Services, Inc.               256,500
   3,300    Radian Group, Inc.             247,706
                                       -----------
                                         1,088,831
                                       -----------
    METALS -- 2.3%
  12,400    Precision Castparts
              Corporation                  521,575
                                       -----------
    OIL EQUIPMENT AND SERVICES -- 7.5%
  10,600    Hanover Compressor
              Company+                     472,362
   9,300    Kinder Morgan, Inc.            485,344
   6,900    Nabors Industries, Inc.+       408,135
   8,750    Precision Drilling
              Corporation+                 328,672
                                       -----------
                                         1,694,513
                                       -----------
    PRECISION INSTRUMENTATION -- 1.4%
   3,950    Waters Corporation+            329,825
                                       -----------
    PUBLISHING -- 1.4%
  14,350    John Wiley & Sons, Inc.,
              Class A                      308,525
                                       -----------
    RETAIL -- 4.8%
   4,050    CWD Computer
              Centers, Inc.+               112,894
   6,450    Dollar Tree Stores, Inc.+      158,025
  14,850    Family Dollar Stores,
              Inc.                         318,347
   2,130    Intimate Brands, Inc.           31,950
  10,450    Starbucks Corporation+         462,412
                                       -----------
                                         1,083,628
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTORS -- 4.1%
  13,050    Microchip Technology,
              Inc.+                    $   286,284
   3,600    SanDisk Corporation+            99,900
   9,800    Vishay Intertechnology,
              Inc.+                        148,225
   3,850    Vitesse Semiconductor
              Corporation+                 212,953
  11,800    Zoran Corporation+             182,900
                                       -----------
                                           930,262
                                       -----------
    TELECOMMUNICATIONS -- 4.2%
   2,100    Avanex Corporation+            125,081
  15,600    Broadwing, Inc.                355,875
   7,150    Inet Technologies, Inc.+       289,575
  11,000    Nextel Partners, Inc.,
              Class A+                     184,938
                                       -----------
                                           955,469
                                       -----------
TOTAL COMMON STOCKS
  (Cost $20,121,414)                    21,902,983
                                       -----------
PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.8%
  (Cost $193,000)
$193,000    Agreement with State
              Street Bank and Trust
              Company, 5.95% dated
              12/29/2000, to be
              repurchased at $193,128
              on 01/02/2001,
              collateralized by
              $145,000 U.S. Treasury
              Bond,
              9.000% maturing
              11/15/2018 (value
              $202,864)                    193,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $20,314,414*)       97.3%      22,095,983
OTHER ASSETS AND
  LIABILITIES (NET)          2.7          607,128
                           -----      -----------
NET ASSETS                 100.0%     $22,703,111
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.6%
    ARGENTINA -- 0.3%
     1,100    Alpargatas S.A.I.C.,
                ADR+                  $        661
     1,556    Banco Frances del Rio
                de la Plata SA, ADR         32,676
     2,400    Banco Rio de La Plata
                SA                          19,800
     7,500    Corporacion Mapfre,
                ADR                         28,588
       600    El Sitio, Inc.+                  319
     2,046    Grupo Financiero
                Galicia SA, ADR+            30,306
       582    IRSA Inversiones Y
                Representaciones SA,
                GDR                          9,597
     1,420    Metrogas SA, ADR              11,449
    12,065    Pecom Energia SA, ADR+        89,425
     1,900    Perez Companc SA, ADR+        29,687
       900    Quilmes Industrial SA,
                ADR                          8,100
     4,900    Telecom Argentina SA,
                ADR                         76,869
     5,900    Telefonica de
                Argentina, ADR             170,731
     1,800    Transportadora de Gas
                del Sur SA, ADR             12,488
                                      ------------
                                           520,696
                                      ------------
    AUSTRALIA -- 2.5%
     3,950    Amcor Ltd.                    45,425
     1,400    Ashton Mining Ltd.,
                ADR                          7,857
     7,750    Australia & New
                Zealand Bank, ADR          310,000
    25,840    BHP Ltd., ADR                542,640
     3,500    Boral Ltd., ADR               16,102
     2,800    Burns, Philip &
                Company Ltd., ADR            4,854
    12,600    Coca-Cola Amatil Ltd.,
                ADR                         65,559
     3,600    Coles Myer Ltd., ADR         112,950
     6,400    CSR Ltd., ADR                 66,557
     3,700    E-mail Partners Ltd.,
                ADR                         11,637

SHARES                                       VALUE
--------------------------------------------------
    AUSTRALIA (CONTINUED)
       900    FH Faulding & Company,
                ADR                   $     23,622
    21,400    Foster's Brewing Group
                Ltd., ADR                   55,811
     7,352    Goldfields Ltd., ADR          25,732
     7,900    Goodman Fielder Ltd.,
                ADR                         22,124
     5,100    James Hardie
                Industries, ADR             20,403
     4,700    Kidston Gold Mines
                Ltd., ADR+                     548
     1,200    Lihir Gold Ltd., ADR+          8,700
    21,100    M.I.M. Holdings Ltd.,
                ADR                         27,200
     1,700    Mayne Nickless Ltd.,
                ADR                         27,582
     7,300    National Australia
                Bank Ltd., ADR             594,494
    20,000    News Corporation Ltd.,
                ADR                        645,000
     4,239    Normandy Mining Ltd.          22,717
     1,300    Orbital Engineering
                Ltd., ADR+                   9,019
     3,500    Origin Energy Ltd.,
                ADR                         15,855
     6,400    Pacific Dunlop Olympic
                Ltd., ADR                   20,200
     1,700    Petsec Energy Ltd.,
                ADR+                           590
     3,770    Rio Tinto Ltd., ADR          246,656
     3,800    Santos Ltd., ADR              50,350
       500    Simsmetal Ltd., ADR            6,051
       600    Sons of Gwalia, ADR           10,287
     3,100    Southcorp Holdings
                Ltd., ADR                   42,149
     5,700    St. George Bank Ltd.,
                ADR                         86,914
    21,300    Telstra Corporation
                Ltd.                       378,075
     9,400    Westpac Banking Ltd.,
                ADR                        346,037
     7,100    WMC Ltd., ADR                119,813
    16,600    Woodside Petroleum
                Ltd.                       136,022
                                      ------------
                                         4,125,532
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    AUSTRIA -- 0.1%
    10,800    Bank Austria
                Aktiengeselschaft,
                ADR                   $    118,835
     4,220    EVN-Energie Versorgung
                Niederoesterreich
                AG, ADR                     25,713
       800    Flughafen Wien AG,
                ADR+                         7,567
       600    Mayr-Melnhof Karton
                AG, ADR+                     6,613
     3,400    OMV AG, ADR                   52,669
     2,200    Telekom Austria AG,
                ADR+                        22,825
     1,900    VA Technologie AG, ADR         5,706
     2,200    Wienerberger
                Baustoffindustrie
                AG, ADR+                     7,902
       600    Wolford AG, ADR                2,240
                                      ------------
                                           250,070
                                      ------------
    BELGIUM -- 0.0%#
       700    Xeikon NV, ADR+                4,200
                                      ------------
    BERMUDA -- 0.3%
       400    ESG Re Ltd.                      738
     1,650    FLAG Telecom Holdings
                Ltd.+                       10,313
       900    Frontline Ltd., ADR+          12,825
     1,400    PartnerRe Ltd., ADR           85,400
     6,500    TyCom Ltd.+                  145,437
     2,600    XL Capital Ltd., Class
                A                          227,175
                                      ------------
                                           481,888
                                      ------------
    BRAZIL -- 0.9%
     1,825    Aracruz Celulose SA,
                ADR                         27,261
     1,040    Brasil Telecom
                Participacoes SA,
                ADR                         61,360
     3,296    Cemig-Companhia
                Energetica de Minas,
                ADR                         47,665
    26,800    Centrais Eletricas
                Brasileiras SA, ADR        247,728

SHARES                                       VALUE
--------------------------------------------------
    BRAZIL (CONTINUED)
     2,210    Centrais Geradoras do
                Suldo Brasil SA,
                ADR+                  $     15,746
     3,500    Companhia de Bebidas
                das Americas CM, ADR        78,750
     1,700    Companhia de Bebidas
                das Americas PR             43,775
     1,800    Companhia Siderurgica
                Nacional, ADR               58,050
     2,900    Continental AG, ADR           46,013
       900    Embraer Empresa
                Brasileira de
                Aeronautica SA, ADR         35,775
     5,200    Embratel Participacoes
                SA, ADR                     81,575
       900    Gerdau SA, ADR                 7,650
     3,200    Panamerican Beverages,
                Inc., Class A, ADR          45,400
    12,000    Petroleo Brasileiro
                SA, ADR+                   303,000
       520    Tele Celular Sul
                Participacoes SA            13,585
     2,033    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         19,695
       100    Tele Leste Celular
                Participacoes SA,
                ADR+                         3,450
       300    Tele Nordeste Celular
                Participacoes SA,
                ADR                         12,413
       100    Tele Norte Celular
                Participacoes SA,
                ADR                          3,375
     6,137    Tele Norte Leste
                Participacoes SA,
                ADR                        140,000
     1,040    Tele Sudeste Celular
                Participacoes SA,
                ADR                         18,200
     2,600    Telecomunicacoes
                Brasileiras SA             189,475
       300    Telemig Celular
                Participacoes SA,
                ADR                         17,850
     2,080    Telesp Celular
                Participacoes SA,
                ADR                         56,160
                                      ------------
                                         1,573,951
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA -- 3.8%
     9,600    360networks, Inc.+      $    122,400
       450    724 Solutions, Inc.+           7,509
     4,700    Abitibi-Consolidated,
                Inc., ADR                   43,181
     1,400    Agnico Eagle Mines
                Ltd., ADR                    8,400
       600    Alliance Atlantis
                Communications
                Corp., Class B+              9,000
     1,100    AT&T Canada, Inc.+            32,106
       600    BAE Systems Canada,
                Inc.                         9,225
       700    Ballard Power Systems,
                Inc.+                       44,209
     3,350    Bank of Montreal, ADR        176,503
    14,600    BCE Emergis, Inc.+           429,154
    15,864    BCE, Inc., ADR               459,064
     2,000    Bell Canada
                International, Inc.+        39,250
     2,700    BioChem
                Pharmaceuticals,
                Inc.+                       86,400
     1,100    Biomira, Inc., ADR+            5,913
     2,800    Biovail Corporation+         108,752
     7,050    Brascan Corporation,
                Class A                    102,666
     1,000    C-MAC Industries,
                Inc.+                       44,375
       460    Campbell Resources,
                Inc.+                          129
    10,300    Canadian Imperial Bank
                of Commerce                322,519
     4,700    Canadian National
                Railway Company            139,531
     1,400    Canadian Natural
                Resources Ltd.+             38,500
     8,300    Canadian Pacific Ltd.,
                ADR                        237,069
    11,800    Canadian Tire
                Corporation Ltd.,
                Class A                    146,291
     3,600    Celestica, Inc.+             195,300
     4,200    Certicom Corporation+         83,983
     2,900    CGI Group, Inc.+              11,781
       400    CINAR Corporation,
                Class B+                     1,625

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
     1,100    Clearnet
                Communications,
                Inc., Class A, ADR+   $     48,538
     1,100    Cognos, Inc.+                 20,694
     2,100    Cominco, ADR                  35,306
       200    Commtouch Software
                Ltd.+                          775
     1,700    Corel, ADR+                    2,709
     1,500    Cott Corporation, ADR+        11,438
       400    Creo Products, Inc.+           8,100
     1,100    Decoma International,
                Inc.                         6,738
     4,600    Domatar, Inc., ADR            42,263
       700    Dorel Industries,
                Inc.+                        8,750
     3,900    Enbridge, Inc.               111,637
     2,600    Encal Energy Ltd.+            19,175
       300    Fahnestock Viner
                Holdings, Inc., ADR          7,230
       700    Four Seasons Hotels,
                Inc., ADR                   44,538
     4,100    Global Thermoelectric,
                Inc.+                       53,426
     1,800    Goldcorp, Inc.+               10,913
     1,000    GSI Lumonics, Inc.+            8,000
       300    GT Group Telecom,
                Inc., Class B+               2,250
     8,706    Gulf Canada Resources,
                ADR+                        44,074
       400    Hollinger, Inc., ADR           4,146
       400    Hydrogenics
                Corporation+                 1,750
    10,900    Imperial Oil Ltd., ADR       286,670
       600    Intertape Polymer
                Group, Inc., ADR             4,388
     1,000    Intrawest Corporation         19,938
     1,050    Ipsco, Inc., ADR               9,713
       300    Jetform Corporation,
                ADR+                           956
     4,100    Laidlaw, Inc.                    384
     1,600    Loewen Group, Inc.,
                ADR+                           181
     2,000    Magna International,
                Class A, ADR                83,875
    12,500    Manulife Financial
                Corp.                      392,187

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     4,300    Methanex Corporation,
                ADR+                  $     27,681
     1,300    Microcell
                Telecommunications,
                Inc.+                       24,700
     2,900    Mitel Corporation,
                ADR+                        23,381
     3,400    Nexen, Inc.                   83,938
       900    North American
                Palladium Ltd.+              8,100
     2,250    NOVA Chemicals
                Corporation                 42,328
     2,400    Numac Energy, Inc.,
                ADR+                        10,350
     5,200    Nurun, Inc.+                  25,128
     3,400    Petro-Canada                  86,488
     1,300    Potash Corporation of
                Saskatchewan, ADR          101,806
       500    Precision Drilling
                Corporation+                18,781
     1,600    QLT, Inc.+                    44,800
     1,100    Quebecor World, Inc.          27,706
       900    Research in Motion
                Ltd.+                       72,000
       400    Rogers Wireless
                Communications,
                Inc.+                        7,075
     5,200    Rothmans, Inc.                76,598
    15,000    Royal Bank of Canada         508,125
     1,700    Royal Group
                Technologies Ltd.+          21,144
     4,300    Royal Oak Mines, ADR+             --
     2,400    Shaw Communications,
                Inc., Class B               55,200
     5,300    Sun Life Financial
                Services of Canada         141,112
     5,500    Suncor Energy, Inc.          141,281
     1,000    Supersol Ltd.                 17,625
     2,770    Talisman Energy, Inc.+       102,663
     1,700    Telesystem
                International
                Wireless, Inc.+              8,713
     7,700    The Toronto-Dominion
                Bank                       223,300
       500    TLC Laser Eye Centers,
                Inc.+                          672
     3,352    TransCanada PipeLines
                Ltd., ADR                   38,548

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
     3,600    Trizec Hahn
                Corporation, ADR      $     54,450
       400    TVX Gold, Inc.                   656
       200    Wescast Industries,
                Inc., Class A                5,000
     2,800    West Coast Energy,
                Inc., ADR                   68,425
     5,700    Westport Innovations,
                Inc.+                       47,301
     3,500    Wi-LAN, Inc.+                 20,879
                                      ------------
                                         6,331,531
                                      ------------
    CHILE -- 0.3%
       400    AFP Provida, ADR               8,100
       900    Banco de A. Edwards,
                ADR+                        12,150
     2,800    Banco Santander Chile,
                ADR                         42,350
     2,400    Banco Santiago SA, ADR        46,950
       300    BBVA Banco BHIF, ADR           4,444
     1,600    Compania Cervecerias
                Unidas SA, ADR              34,400
     5,775    Compania de
                Telecomunicaciones
                de Chile SA, ADR            76,158
       550    Cristalerias de Chile,
                ADR                          9,247
     2,300    Distribucion y
                Servicio D&S SA             40,106
     1,600    Embotelladora Andina
                SA, Class B, ADR            19,200
       700    Embotelladora Andina
                SA, Class B, ADR             6,693
     6,800    Empresa Nacional
                Electricidad SA,
                ADR+                        73,950
     3,360    Enersis SA, ADR+              59,220
     2,000    Gener SA, ADR                 35,750
       400    Laboratorio Chile SA,
                ADR                          7,150
     1,600    Linea Aerea Nacional
                Chile SA, ADR               12,700
       900    Madeco, ADR+                   4,320

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHILE (CONTINUED)
       700    Maderas Y Sintelicos
                Sociedad (Masisa),
                ADR                   $      8,610
       700    Quimica Minera Chile
                SA, ADR                     14,700
     2,700    Quinenco SA, ADR              18,731
       300    Santa Isabel SA, ADR           1,894
       420    Telex-Chile SA, ADR            1,260
       400    Vina Concha Y Toro SA,
                ADR                         15,600
                                      ------------
                                           553,683
                                      ------------
    CHINA/HONG KONG -- 3.8%
    14,200    Amoy Properties Ltd.,
                ADR                         79,193
       700    APT Satellite Holdings
                Ltd., ADR                    2,013
     6,000    Asia Pulp & Paper
                Company Ltd., ADR+           3,000
     1,000    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR          20,375
     1,000    AsiaInfo Holdings,
                Inc.+                        9,375
    34,148    Bank East Asia Ltd.,
                ADR                         88,218
       750    Beijing Yanhua
                Petrochemical
                Company Ltd., ADR            3,668
       400    Brilliance China
                Automotive Holdings
                Ltd., ADR                   10,500
     3,200    C.P. Pokphand, ADR+            1,118
    16,800    Cathay Pacific
                Airways, ADR               155,079
    68,200    China Mobile (Hong
                Kong) Ltd., ADR+         1,849,925
     3,000    China Petroleum &
                Chemical Corporation
                (Sinopec), ADR+             45,750
    15,200    China Unicom Ltd.,
                ADR+                       224,200
     2,200    chinadotcom
                Corporation+                 9,900

SHARES                                       VALUE
--------------------------------------------------
    CHINA/HONG KONG (CONTINUED)
       964    City e-Solutions Ltd.,
                ADR                   $        470
    30,500    CLP Holdings Ltd., ADR       152,110
     9,380    Dairy Farm
                International Ltd.,
                ADR                         16,884
       500    DSG International
                Ltd., ADR+                   2,063
       579    Egana International
                Holdings Ltd., ADR           3,808
    11,900    First Pacific Company
                Ltd., ADR                   16,973
     3,700    Glorious Sun
                Enterprises Ltd.             5,313
     1,300    Gold Peak Industries
                Ltd., ADR                    3,233
     2,200    Guangshen Railway
                Company Ltd., ADR           13,338
     6,650    Hang Lung Development,
                ADR                         29,627
    48,000    Hang Seng Bank Ltd.,
                ADR                        646,162
    42,800    Henderson Land
                Development Company
                Ltd., ADR                  217,843
   128,997    Hong Kong and China
                Gas Ltd., ADR              189,368
    50,200    Hong Kong Electric
                Holdings Ltd., ADR         185,358
    12,900    Hong Kong Land
                Holdings, ADR              143,190
    21,800    Hopewell Holdings
                Ltd., ADR                    8,454
       900    Huaneng Power
                International, ADR          16,987
    12,800    Hysan Development
                Ltd., ADR                   36,102
    20,100    Jardine Matheson &
                Company Ltd., ADR          122,107
    15,100    Jardine Strategic
                Holding, ADR                88,184
     9,100    Johnson Electric
                Holdings, ADR              139,418
       900    Mandarin Oriental
                International Ltd.,
                ADR                          5,850

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
    26,300    New World Development
                Company Ltd., ADR     $     63,728
    26,495    Pacific Century
                CyberWorks Ltd.,
                ADR+                       162,282
       500    Peak International
                Ltd.+                        2,656
     2,600    Pearl Oriental
                Holdings+                      450
    40,700    PetroChina Company
                Ltd., ADR                  674,094
     2,100    Shandong Huaneng, ADR         16,821
     2,367    Shanghai Chlor-Alkali
                Chemical Company,
                ADR                          8,521
     1,600    Shanghai Erfangji Co.,
                Ltd., ADR+                   5,600
     3,190    Shanghai Tire & Rubber
                Company Ltd., ADR+          12,505
     3,800    Shuntak Holdings Ltd.,
                ADR                          4,531
       500    SINA.com+                      1,563
     1,800    Singer Company, ADR+              99
     3,300    Sinopec Shanghai
                Petrochemical
                Company Ltd., ADR+          31,762
       400    Sohu.com, Inc.+                  950
     8,650    South China Morning
                Post, ADR                   32,161
    59,500    Sun Hung Kai
                Properties Ltd., ADR       593,102
    23,400    Swire Pacific Ltd.,
                ADR                        168,751
     5,200    Television Broadcasts
                Ltd.                        54,667
       700    Varitronix
                International Ltd.,
                ADR                          3,186
       500    VTech Holdings Ltd.,
                ADR                          4,583
       400    Yanzhou Coal Mining
                Company Ltd., ADR            5,525
                                      ------------
                                         6,392,693
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    COLOMBIA -- 0.0%#
       800    Banco Ganadero SA, ADR  $      2,500
     1,200    Banco Industrial
                Colombiano, ADR+             2,400
                                      ------------
                                             4,900
                                      ------------
    DENMARK -- 0.3%
     3,100    Novo Nordisk AS,
                Series B, ADR              274,350
    10,700    Tele Danmark, Series
                B, ADR                     217,344
                                      ------------
                                           491,694
                                      ------------
    DOMINICAN REPUBLIC -- 0.0%#
       300    TRICOM SA, ADR+                2,406
                                      ------------
    FINLAND -- 3.0%
     1,200    American Group Ltd.,
                ADR                         15,773
     1,200    Instrumentarium
                Corporation, ADR            11,400
     3,362    Metso Oyj, ADR                36,142
   106,300    Nokia Oyj, ADR             4,624,050
     9,020    Sonera Oyj, ADR              156,722
     9,000    Stora Enso Oyj, ADR+         105,750
     3,300    UPM-Kymmene Oyj, ADR         115,087
                                      ------------
                                         5,064,924
                                      ------------
    FRANCE -- 10.2%
     8,900    Accor SA, ADR                188,004
    24,693    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                      1,381,265
     5,300    Alstom                       141,775
    19,378    Aventis SA, ADR            1,632,596
       800    Bouygues Offshore SA,
                ADR                         18,550
       900    Business Objects SA,
                ADR+                        50,963
    15,600    Canal Plus, ADR               11,190
     2,662    Clarins SA                    43,491
       800    Coflexip SA, ADR              50,300
       800    Companie Generale de
                Geophysique SA, ADR+        10,800

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FRANCE (CONTINUED)
     2,800    Dassault Systemes SA,
                ADR                   $    185,500
     3,300    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA               332,800
    24,900    France Telecom SA          2,133,619
       400    Galeries Lafayette            76,622
     1,500    Gemplus International
                SA, ADR+                    26,625
       500    Genset, ADR+                   6,313
       600    Groupe AB SA, ADR             10,200
     5,700    Groupe Danone+               859,579
    18,500    Groupe Danone, ADR           567,950
     7,700    Lafarge SA, ADR              214,971
     3,000    Lagardere Group, ADR         174,062
    60,900    Louis Vuitton Moet
                Hennessy, ADR              795,506
     4,000    Pechiney SA, ADR              91,250
     5,650    Pernod Ricard, ADR            97,470
     4,950    PSA Peugeot Citroen,
                ADR                        281,509
     2,500    Publicis Groupe, ADR+         42,031
     1,300    Rhodia SA, ADR                19,581
       900    Scor SA, ADR                  45,225
     1,100    Sidel SA                      49,992
    49,100    Societe Generale, ADR        610,328
     1,400    Societe Generale
                d'Entreprises SA            86,106
    21,200    STMicroelectronics NV        907,625
     7,700    Suez Lyonnaise des
                Eaux, SA                 1,406,293
     4,200    Thales SA, ADR+              201,331
     3,140    Thomson Multimedia,
                ADR+                       141,300
    35,905    Total SA, ADR              2,609,845
     2,400    Valeo SA                     107,181
     4,200    Valeo SA, ADR                 93,768
    18,900    Vivendi Universal SA,
                ADR+                     1,234,406
                                      ------------
                                        16,937,922
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    GERMANY -- 6.7%
     7,900    BASF AG, ADR            $    351,056
    18,200    Bayer AG, ADR                958,578
       700    Brokat AG, ADR+                6,606
     3,000    ce Consumer Electronic
                AG                          49,297
       927    Celanese AG                   16,976
    12,700    Commerzbank AG, ADR          363,661
    24,971    Daimler Chrysler
                Aerospace AG             1,028,805
    13,300    Deutsche Bank AG, ADR      1,108,812
     4,800    Deutsche Lufthansa AG,
                ADR                        121,629
    75,300    Deutsche Telekom, ADR      2,202,525
    12,900    Dresdner Bank AG, ADR        560,744
    14,400    E.On AG, ADR+                869,400
    17,800    EM.TV & Merchandising
                AG                          98,112
     1,600    Epcos AG, ADR+               135,200
     5,900    Fresenius Medical Care
                AG, ADR                    160,406
    10,600    Infineon Technologies
                AG+                        381,600
    11,000    Intershop
                Communications AG+         346,021
     3,600    Intershop
                Communications AG,
                ADR+                        54,450
       200    Ixos Software AG, ADR+         1,063
    10,000    Kamps AG                     106,107
       228    Pfeiffer Vacuum
                Technology AG, ADR           9,562
       600    QS Communications AG,
                ADR+                         3,787
     8,400    RWE AG, ADR                  372,627
    13,104    SAP AG, ADR                  441,441
       300    Schwarz Pharma AG,
                ADR+                         3,788
     1,600    SGL Carbon AG, ADR+           27,600
     7,400    Siemens AG, ADR              967,432
    38,800    Volkswagen AG, ADR           410,900
                                      ------------
                                        11,158,185
                                      ------------
    GHANA -- 0.0%#
     1,400    Ashanti Goldfields
                Company Ltd., GDR+           2,625
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    GREECE -- 0.2%
       400    Anangel -- American
                Shipholdings Ltd.,
                ADR+                  $      2,100
       700    Antenna TV SA, ADR+           13,344
    25,100    Hellenic
                Telecommunication
                Organization SA
                (OTE), ADR                 181,975
    13,600    National Bank of
                Greece SA, ADR              97,750
                                      ------------
                                           295,169
                                      ------------
    HUNGARY -- 0.1%
     5,200    Magyar Tavkozlesi Rt.,
                ADR                        106,275
                                      ------------
    INDIA -- 0.1%
     5,900    ICICI Ltd., ADR               61,950
       300    Rediff.com India Ltd.,
                ADR+                           750
       300    Satyam Infoway Ltd.,
                ADR+                         1,087
     1,800    Videsh Sanchar Nigam
                Ltd., ADR+                  22,501
                                      ------------
                                            86,288
                                      ------------
    INDONESIA -- 0.1%
     2,200    Gulf Indonesia
                Resources Ltd.+             20,488
     7,150    PT Indorayon Utama,
                ADR+                           758
     2,583    PT Indosat, ADR               23,731
       700    PT Pasifik Satelit
                Nusantara, ADR+              1,575
    12,540    PT Telekomunikasi
                Indonesia, ADR              51,727
     1,100    PT Tri Polyta
                Indonesia, ADR+                 83
                                      ------------
                                            98,362
                                      ------------
    IRELAND -- 0.8%
    10,700    Allied Irish Banks,
                ADR                        251,450
       300    Anglo Irish Bank
                Corporation Plc, ADR         8,806
     6,500    Bank of Ireland, ADR         255,125

SHARES                                       VALUE
--------------------------------------------------
    IRELAND (CONTINUED)
     9,700    CRH, ADR                $    174,600
     6,900    eircom Plc, ADR               63,825
     6,600    Elan Corporation Plc,
                ADR+                       308,962
       500    IONA Technologies Plc,
                ADR+                        33,500
     2,700    Jefferson Smurfit
                Group, ADR                  52,650
     1,200    Parthus Technologies
                Plc, ADR+                   31,500
       400    Riverdeep Group Plc,
                ADR+                         8,000
     1,700    Ryanair Holdings Plc,
                ADR+                        94,669
     1,100    SmartForce Plc, ADR+          41,319
     1,800    Waterford Wedgwood
                Plc, ADR                    19,800
                                      ------------
                                         1,344,206
                                      ------------
    ISRAEL -- 0.6%
        50    American-Israeli Paper
                Mills, ADR                   3,075
     1,000    AudioCodes Ltd.+              13,562
       400    BackWeb Technologies
                Ltd.+                        2,700
       800    Blue Square-Israel
                Ltd., ADR                   10,150
     3,800    Check Point Software
                Technologies Ltd.+         507,537
       200    Delta-Galil Industries
                Ltd., ADR                    2,900
     2,000    ECI Telecommunications
                Ltd., ADR                   27,969
       200    ECtel Ltd.+                    2,288
       500    Elbit Medical Imaging
                Ltd., ADR+                   2,750
       600    Elbit Systems Ltd.,
                ADR                          7,650
       500    Elron Electronic
                Industries Ltd., ADR        14,312
       400    Floware Wireless
                Systems Ltd.+                4,725
       200    Fundtech Ltd.+                 3,575
     1,000    Galileo Technology
                Ltd.+                       13,500
       500    Gilat Satellite
                Network Ltd., ADR+          12,750

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       200    Jacada Ltd.+            $        925
     2,000    Koor Industries Ltd.,
                ADR                         26,250
       400    M-Systems Flash Disk
                Pioneers Ltd.+               5,575
     1,000    Magic Software
                Enterprises Ltd.+            2,375
       300    Matav-Cable Systems
                Media Ltd., ADR              9,844
       100    Metalink Ltd.+                   963
       300    NICE-Systems Ltd.,
                ADR+                         6,019
       400    Orbotech Ltd.+                14,925
       400    Orckit Communications
                Ltd.                           850
       500    Partner Communications
                Company Ltd., ADR+           2,937
       400    RADWARE Ltd.+                  6,750
     1,100    Scitex Corporation,
                ADR+                         8,112
     3,100    Teva Pharmaceutical,
                ADR                        227,075
       400    Tioga Technologies
                Ltd.+                          713
                                      ------------
                                           942,756
                                      ------------
    ITALY -- 2.6%
     2,272    Benetton Group SpA,
                ADR                         92,584
     1,100    De Rigo SpA, ADR+              8,112
       200    Ducati Motor Holding
                SpA, ADR+                    3,538
    15,100    Enel SpA, ADR                583,615
    19,900    Ente Nazionale
                Idrocarburi SpA, ADR     1,279,819
     9,115    Fiat SpA                     221,039
       700    Fila Holding SpA, ADR+         5,337
     1,400    Industrie Natuzzi, ADR        17,150
    11,200    Luxottica Group, ADR         154,000
       500    SAES Getters SpA, ADR          4,375
    17,386    San Paolo-IMI SpA, ADR       563,958
    13,100    Telecom Italia SpA         1,445,094
                                      ------------
                                         4,378,621
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    JAPAN -- 16.4%
    10,000    ADERANS Company Ltd.    $    411,127
    16,000    AIWA Company Ltd.            122,463
    40,000    ALPS Electric Company
                Ltd.                       609,517
     8,570    Amway Japan Ltd., ADR         39,101
     4,600    Bandai Company Ltd.,
                ADR                         42,496
   116,295    Bank of Tokyo, ADR         1,126,608
    21,700    Canon, Inc., ADR             731,019
     1,300    Crosswave
                Communications,
                Inc., ADR+                  10,481
     1,600    CSK Corporation, ADR          22,400
     8,900    Dai'El, Inc., ADR             33,375
     7,350    Eisai Company Ltd.,
                ADR                        257,443
    12,800    Fuji Photo Film
                Company Ltd., ADR          528,000
    28,000    Heiwa Corporation            357,838
    32,400    Hisamitsu
                Pharmaceutical Co.,
                Inc.                       562,012
     8,300    Hitachi Ltd., ADR            718,469
    12,100    Honda Motor Company
                Ltd., ADR                  893,888
       600    Internet Initiative
                Japan, Inc., ADR+            5,494
    10,300    Ito-Yokado Ltd., ADR         500,194
    22,100    Japan Airlines
                Company, ADR               205,806
     8,000    Japan Telecom Company
                Ltd., ADR                  164,623
   321,000    Kawasaki Heavy
                Industries Ltd.+           342,565
     8,650    Kawasaki Heavy
                Industries Ltd., ADR        36,963
     8,100    Kawasaki Steel
                Corporation, ADR            83,695
    62,000    Kinden Corporation           355,231
     2,600    Kirin Brewery Company,
                ADR                        233,188
    14,100    Kobe Steel Ltd., ADR+         38,274
     6,050    Komatsu Ltd., ADR            107,014

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     1,800    Kubota Corporation,
                ADR                   $    111,600
     4,600    Kyocera Corporation,
                ADR                        488,463
     4,000    Makita Corporation,
                ADR                         27,000
    51,900    Matsushita Electric
                Industrial Company
                Ltd., ADR                1,213,162
   287,000    Mazda Motor
                Corporation                733,065
    19,500    Mitsubishi
                Corporation, ADR           287,549
     2,000    Mitsui & Company Ltd.,
                ADR                        244,000
     8,000    NEC Corporation, ADR         722,000
    80,000    NGK Insulators Ltd.        1,058,782
    52,000    NGK Spark Plug Company
                Ltd.                       759,622
    79,100    Nippon Telegraph &
                Telephone
                Corporation, ADR         2,822,881
    16,000    Nissan Motor Company
                Ltd., ADR                  176,000
    13,500    NTT DoCoMo, Inc., ADR      1,164,405
     6,600    Olympus Optical
                Company, ADR               114,142
     4,080    Orix Corporation, ADR        196,860
    18,000    Pasco Corporation+            56,683
     4,500    Pioneer Corporation,
                ADR                        117,281
     2,000    Q.P. Corporation, ADR         33,205
     3,400    Ricoh Company Ltd.,
                ADR                        314,098
    33,000    Sanden Corporation           153,280
     9,300    Sanyo Electric
                Corporation, ADR           389,438
       512    Sawako Corporation,
                ADR                            103
    10,000    Sega Enterprises, ADR         24,343
    10,500    Shiseido Ltd., ADR           117,228
    20,400    Sony Corporation, ADR      1,422,900
     9,000    Sumitomo Metal
                Industries, ADR+            51,226

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
   129,000    Sumitomo Metal Mining
                Company               $    674,790
    13,000    Sumitomo Special
                Metals Company Ltd.        110,873
    35,000    Sumitomo Trust &
                Banking Company
                Ltd., ADR                  238,137
    35,000    Takara Standard
                Company Ltd.               124,606
    18,000    TAMURA Corporation            60,934
     3,300    TDK Corporation, ADR         320,513
     7,700    Tokio Marine & Fire
                Insurance Ltd., ADR        438,900
    12,000    Tokyo Ohka Kogyo
                Company Ltd.               185,269
    46,870    Toyota Motor
                Corporation, ADR         2,950,466
    44,000    Uny Company Ltd.             469,559
       800    Wacoal Corporation,
                ADR                         34,100
    12,000    York-Benimaru Company
                Ltd.                       262,421
                                      ------------
                                        27,209,168
                                      ------------
    KOREA -- 0.8%
     3,300    Hanaro Telecom, Inc.,
                ADR+                         5,363
    31,200    Korea Electric Power
                Corporation, ADR           319,800
    14,300    Korea Telecom
                Corporation, ADR           443,300
     9,300    Pohang Iron & Steel
                Company, Ltd., ADR         144,731
    14,784    SK Telecom Company
                Ltd., ADR                  348,348
                                      ------------
                                         1,261,542
                                      ------------
    LUXEMBOURG -- 0.0%#
     1,200    Espirito Santo
                Financial Holdings,
                ADR                         21,300
       800    Metro International
                SA, Series A+                6,850

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    LUXEMBOURG (CONTINUED)
     1,200    Millicom International
                Cellular SA+          $     27,600
       550    SBS Broadcasting SA+          14,403
                                      ------------
                                            70,153
                                      ------------
    MALAYSIA -- 0.0%#
    41,900    Amsteel Corporation
                Berhad, ADR+                 2,590
    39,500    Resorts World Berhad          62,888
                                      ------------
                                            65,478
                                      ------------
    MEXICO -- 0.8%
     2,900    Altos Hornos de Mexico
                SA, ADR+                        --
     1,300    Apasco SA, Series A,
                ADR                         29,765
       800    Bufete Industries,
                ADR+                           275
     7,000    Cemex SA de CV, ADR          126,437
       700    Coca-Cola Femsa SA,
                ADR                         15,662
       250    Consorcio Grupo Dina
                SA, ADR                        141
       400    Controladora Comercial
                Mexican SA de CV,
                ADR                          7,500
     1,805    Desc de CV, Series C,
                ADR                         11,507
     2,600    Empresas Ica, ADR+             2,763
     1,400    Gruma SA, ADR+                 4,637
    11,200    Grupo Carso SA, ADR+          55,134
       700    Grupo Casa Autrey,
                ADR+                         5,775
     1,000    Grupo Elektra, ADR             8,250
     6,100    Grupo Financiero BBVA
                Bancomer, SA de CV,
                ADR+                        67,503
     1,700    Grupo Imsa SA, ADR             9,350
       800    Grupo Industrial
                Durango SA, ADR+             4,775
     1,500    Grupo Industrial
                Maseca SA, ADR               4,969
     1,500    Grupo Iusacell SA de
                CV, ADR+                    14,625

SHARES                                       VALUE
--------------------------------------------------
    MEXICO (CONTINUED)
       500    Grupo Radio Central,
                ADR                   $      3,938
     3,800    Grupo Telivisa SA,
                ADR+                       170,762
       280    Grupo Tribasa SA de
                CV, ADR+                       123
       600    Industries Bachoco SA          4,238
     3,500    Kimberly Clark, Inc.,
                ADR                         46,261
     2,900    Savia SA de CV, ADR+          53,650
    12,700    Telefono de Mexico SA,
                ADR                        573,087
     1,700    Tubos de Acero de
                Mexico, ADR                 24,310
     2,800    Tv Azteca SA de CV,
                ADR                         27,825
     3,000    Vitro Sociedad
                Anomina, ADR                 7,312
                                      ------------
                                         1,280,574
                                      ------------
    NETHERLANDS -- 5.2%
    35,900    ABN AMRO Holding, ADR        816,725
    33,400    AEGON Insurance, ADR       1,384,012
     7,100    Akzo Nobel, ADR              378,075
    10,400    ASM Lithography
                Holdings NV+               234,650
     6,100    Baan Company, ADR+            13,131
     3,700    CNH Global NV                 31,913
       300    Completel Europe NV+           1,069
       400    Core Laboratories NV+         10,925
       900    Crucell NV, ADR+               5,681
     9,600    DSM, ADR                      84,068
     8,300    Elsevier, ADR                242,775
     5,000    Equant NV+                   130,313
     5,000    Fortis (NL) NV, ADR          162,420
     1,500    Gucci Group, ADR             132,750
       900    Head NV+                       5,220
     1,800    Hunter Douglas NV, ADR        12,336
    24,305    ING Groep NV               1,947,438
     3,000    Ispat International
                NV, Class A                  6,750
     1,175    KLM Royal Dutch
                Airlines NV+                26,438
    15,660    Koninklijke Ahold, ADR       508,950

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
    32,722    Koninklijke Philips
                Electronics NV, ADR
                (NY Shares)+          $  1,186,172
       400    Koninklijke Vopak NV,
                ADR+                         8,412
     2,100    Koninklijke Wessanen
                NV, CVA                     25,926
     5,500    KPNQwest NV+                 104,156
       600    Madge Networks NV+               750
     1,600    New Skies Satellites
                NV, ADR+                    16,200
     2,100    Oce Van Der Griten,
                ADR                         32,813
     3,400    QIAGEN NV, ADR+              117,619
     1,100    Royal Nedlloyd Group,
                ADR+                        12,031
    23,856    Royal PTT Nederland,
                ADR                        265,398
    11,983    TNT Post Group NV, ADR       294,332
       700    Toolex Alpha NV, ADR+          7,788
     5,700    VNU -- Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR         280,146
     7,000    Wolters Kluwer, ADR          190,848
                                      ------------
                                         8,678,230
                                      ------------
    NEW ZEALAND -- 0.1%
       825    Fletcher Challenge,
                Building, ADR                6,806
       825    Fletcher Challenge,
                Energy, ADR                 30,577
     2,260    Fletcher Challenge,
                Forests, ADR+                2,825
       500    Sky Network Television
                Ltd., ADR+                   6,638
     5,500    Telecommunications of
                New Zealand Ltd.,
                ADR                         91,781
     1,000    Tranz Rail Holdings
                Ltd., ADR                    4,625
                                      ------------
                                           143,252
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    NORWAY -- 0.2%
       800    NCL Holdings ASA, ADR+  $      5,400
     1,800    Nera ASA, ADR                  7,847
     5,650    Norsk Hydro AS, ADR          237,653
       100    Odfjell ASA, ADR+              1,531
     2,200    Petroleum Geo --
                Services, ADR+              29,287
     1,400    Smedvig ASA, ADR              13,475
       200    Unitor ASA, ADR+               1,338
                                      ------------
                                           296,531
                                      ------------
    PANAMA -- 0.0%#
       500    Banco Latinoamericano
                de Exportaciones SA         17,281
                                      ------------
    PERU -- 0.0%#
       500    Compania de Minas
                Buenaventura SA, ADR         7,250
     1,000    Southern Peru Copper
                Corporation                 12,875
     7,000    Telefonica del Peru
                SA, ADR                     42,875
                                      ------------
                                            63,000
                                      ------------
    PHILIPPINES -- 0.1%
       700    Manila Electric
                Company, ADR                   693
     3,000    Philippine Long
                Distance Telephone
                Company, ADR                53,437
     4,665    San Miguel
                Corporation, Class
                B, ADR                      51,782
                                      ------------
                                           105,912
                                      ------------
    PORTUGAL -- 0.4%
     4,900    Banco Comercial
                Portuges SA, ADR           126,175
     7,500    Electricidade de
                Portugal SA, ADR           254,063
    26,000    Portugal Telecom SA,
                ADR                        234,000
                                      ------------
                                           614,238
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    RUSSIA -- 0.3%
     1,200    Irkutskenergo, ADR      $      4,800
     4,200    Lukoil, ADR                  155,400
     1,200    Mobile Telesystems,
                ADR+                        28,800
     6,400    Mosenergo, ADR                15,360
     2,900    Rostelecom, ADR               15,044
    11,800    Surgutneftegaz, ADR+         122,720
     1,400    Tatneft, ADR                   9,887
    10,200    Unified Energy Systems        83,640
       800    Vimpel --
                Communications, ADR+        11,900
                                      ------------
                                           447,551
                                      ------------
    SINGAPORE -- 0.6%
     6,500    Asia Pacific Resources
                International
                Holdings Ltd., Class
                A+                           6,906
     1,700    Chartered
                Semiconductor
                Manufacturing, ADR+         44,838
     1,300    China Yuchai, ADR+             1,381
     1,100    Creative Technology
                Ltd.                        12,238
     2,900    Cycle & Carriage Ltd.,
                ADR                         11,105
     5,903    DBS Group Holdings
                Ltd., ADR                  266,890
     5,000    Flextronics
                International Ltd.+        142,500
     9,475    Keppel Corporation
                Ltd.                        36,937
     4,500    Neptune Orient Lines
                Ltd., ADR+                  14,117
    19,200    Singapore
                Telecommunications
                Ltd., ADR                  297,850
     1,200    St Assembly Test
                Services Ltd., ADR+         15,900
    13,100    United Overseas Bank
                Ltd., ADR                  196,421
                                      ------------
                                         1,047,083
                                      ------------
    SOUTH AFRICA -- 0.2%
     2,400    AngloGold Ltd., ADR           35,850
     3,400    Gold Fields of South
                Africa Ltd., ADR               425

SHARES                                       VALUE
--------------------------------------------------
    SOUTH AFRICA (CONTINUED)
     1,700    Harmony Gold Mining
                Company Ltd., ADR     $      7,969
     5,233    Imperial Holdings
                Ltd., ADR                   41,684
     6,400    Iscor Ltd., ADR               10,568
     6,700    Liberty Group Ltd.,
                ADR                         59,743
     2,800    Pepkor Ltd., ADR              17,651
     3,000    Sappi Ltd., ADR               21,375
    15,100    Sasol Ltd., ADR               98,150
     4,900    Wooltru Ltd., ADR              3,851
                                      ------------
                                           297,266
                                      ------------
    SPAIN -- 2.8%
    78,333    Banco Bilbao Vizcaya
                Argentaria SA            1,150,516
    91,160    Banco Santander
                Central Hispano SA,
                ADR                        962,878
    30,500    Banesto Espanol de
                Credito, ADR               205,597
     1,000    Bankinter SA, ADR             34,174
    26,300    Endesa SA, ADR               438,881
    25,850    Repsol, ADR                  416,831
    27,016    Telefonica de Espana
                SA, ADR                  1,350,800
    14,000    Terra Networks SA,
                ADR+                       147,875
                                      ------------
                                         4,707,552
                                      ------------
    SWEDEN -- 1.8%
     3,400    AGA AB, ADR                   48,409
     3,066    Atlas Copco, ADR              67,101
     2,500    Autoliv, Inc., ADR            39,844
       250    Biacore International
                AB, ADR+                    11,336
     4,400    Electrolux AB, ADR           112,750
   174,000    Ericsson (L.M.)
                Telephone Company,
                Class B, ADR             1,946,625
    13,100    Forenings Sparbanken
                AB, ADR                    200,620
       100    Modern Times Group MTG
                AB, ADR                     13,025
     1,300    NetCom AB, ADR+               53,097
       700    Pricer AB, ADR+                  141
     6,450    Sandvik AB, ADR              155,174

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWEDEN (CONTINUED)
     1,200    Scania AB, Series B,
                ADR                   $     26,550
     2,800    SKF AB, ADR                   42,700
     5,000    Svenska Cellulosa AB,
                ADR                        106,247
     1,100    Swedish Match Company,
                ADR                         41,250
     1,900    Tele1 Europe Holding
                AB, ADR+                     8,787
    11,000    Volvo AB, ADR                181,500
                                      ------------
                                         3,055,156
                                      ------------
    SWITZERLAND -- 7.5%
     3,300    Adecco SA, ADR               258,060
     2,600    Carrier 1
                International SA,
                ADR+                         7,963
     1,700    Ciba Specialty
                Chemicals AG, ADR           56,525
     6,500    Compagnie Financiere
                Richemont AG, ADR          169,326
    26,800    Credit Suisse Group,
                ADR                      1,273,434
     3,200    Holderbank Financiere
                Glarus AG, ADR              77,013
     1,000    Mettler Toledo
                International, Inc.+        54,375
    19,600    Nestle, ADR                2,285,962
    71,732    Novartis, ADR              3,210,007
    17,500    Roche Holdings Ltd.        1,782,937
     5,800    Serono SA, ADR+              138,837
     2,500    Sulzer Medica, ADR            65,313
     3,600    Swiss Re, ADR                431,533
     9,200    Swisscom AG, ADR             235,750
    13,896    Syngenta AG, ADR+            151,989
     9,730    UBS AG                     1,589,882
    10,424    Zurich Financial
                Services AG, ADR+          620,228
                                      ------------
                                        12,409,134
                                      ------------
    TAIWAN -- 0.8%
     1,000    ASE Test Ltd.+                 8,500
       650    GigaMedia Ltd.+                1,788
     5,982    Macronix International
                Company Ltd., ADR           70,288

SHARES                                       VALUE
--------------------------------------------------
    TAIWAN (CONTINUED)
    54,968    Taiwan Semiconductor
                Manufacturing
                Company               $    948,198
    27,400    United
                Microelectronics
                Corporation, ADR+          226,050
                                      ------------
                                         1,254,824
                                      ------------
    THAILAND -- 0.0%#
     5,800    Advanced Information
                Services PCL, ADR+          56,155
       124    Shin Corporations PCL,
                ADR+                         1,795
                                      ------------
                                            57,950
                                      ------------
    TURKEY -- 0.1%
    12,000    Turkcell Iletisim
                Hizmetleri AS, ADR+         84,000
                                      ------------
    UNITED KINGDOM -- 24.5%
    17,600    Abbey National Plc,
                ADR                        639,924
     2,800    Albert Fisher Group
                Plc, ADR+                    2,091
    26,000    Allied Domeq Plc, ADR        171,863
     8,500    Amvescap Plc, ADR            369,750
     8,000    ARM Holdings Plc, ADR+       180,500
    44,136    Astra Zeneca Group
                Plc, ADR                 2,273,004
     1,600    Autonomy Corporation
                Plc, ADR+                   43,000
    19,600    AXA, SA, ADR               1,407,525
    26,400    BAA Plc, ADR                 243,717
     9,600    Barclays Plc, ADR          1,236,000
    19,414    Bass Publishing
                Limited Company Plc,
                ADR                        212,341
       700    Bespak Plc, ADR                6,274
    17,392    BG Group Plc, ADR            354,362
    26,600    Billiton Plc, ADR            100,146
    17,072    Blue Circle Industries
                Plc, ADR                   112,573
     6,100    BOC Group Plc, ADR           186,812
     1,000    Body Shop
                International Plc,
                ADR                          8,029
     2,500    Bookham Technology
                Plc, ADR+                   32,813
    92,600    BP Amoco Plc, ADR          4,433,225

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
       900    Bright Station Plc,
                ADR+                  $      1,013
     2,700    British Airways Plc,
                ADR                        162,169
    19,491    British American
                Tobacco Plc, ADR           308,201
     1,600    British Biotech Plc,
                ADR+                         4,500
     1,900    British Energy Plc,
                ADR                         28,144
     7,100    British Sky
                Broadcasting Group
                Plc, ADR+                  717,100
    16,200    British
                Telecommunications
                Plc, ADR                 1,405,350
     1,100    Bunzl Plc, ADR                33,550
    21,768    Cable & Wireless Plc,
                ADR                        867,999
    12,700    Cadbury Schweppes Plc,
                ADR                        368,300
     3,300    Carlton Communications
                Plc, ADR                   151,800
     1,700    Celltech Group Plc,
                ADR+                        55,250
     5,850    Coats Viyella Plc, ADR        10,093
     3,900    COLT Telecom Group
                Plc, ADR+                  342,225
     1,700    Cookson Group Plc, ADR        22,220
     1,170    Cordiant
                Communications Group
                Plc                         22,961
     5,900    Corus Group Plc, ADR          59,000
     1,700    Danka Business Systems
                Plc, ADR+                      584
    22,283    Diageo Plc, ADR              988,808
    15,890    Dixons Group Plc, ADR        160,044
     2,500    Eidos Plc, ADR+                7,344
     9,825    EMI Group Plc, ADR           161,297
     3,700    Energis Plc, ADR+            117,475
       800    Enodis Plc, ADR+              10,000
     4,100    Enterprise Oil Plc,
                ADR                        104,550
     2,500    Freeserve Plc, ADR+           35,313
       312    Galen Holdings Plc,
                ADR+                        15,054
     4,100    Gallaher Group Plc,
                ADR                        100,963
       400    Gentia Software Plc+             250

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
    76,736    Glaxo Wellcome Plc,
                ADR                   $  4,297,238
     3,225    Hanson Trust Plc, ADR        110,456
     9,300    Hilton Group Plc, ADR         57,862
    23,600    HSBC Holdings Plc, ADR     1,736,960
       200    ICON Plc, ADR+                 3,425
     4,500    Imperial Chemical
                Industries Plc, ADR        151,594
     6,525    Imperial Tobacco Group
                Plc, ADR                   135,777
       200    Independent Energy
                Holdings Plc, ADR+              --
    14,280    Innogy Holdings Plc,
                ADR                        389,130
       250    interactive investor
                international Plc,
                ADR+                           688
     2,780    International Power
                Plc, ADR+                   97,300
    47,580    Invensys Plc, ADR            222,465
       700    Jazztel Plc, ADR+              7,525
    16,600    Kingfisher Plc, ADR          242,269
     8,000    LASMO Plc, ADR                70,000
       400    lastminute.com Plc,
                ADR+                         2,050
     1,800    Laura Ashley Holdings
                Plc, ADR+                    2,420
    17,100    Lloyds TSB Group Plc,
                ADR                        748,125
     1,700    London Pacific Group
                Ltd. Plc, ADR               12,856
    15,000    Marconi Plc, ADR             308,437
    11,900    Marks & Spencer Plc,
                ADR                        198,384
       500    MERANT Plc, ADR+               3,469
     7,170    National Grid Group
                Plc, ADR                   325,339
       700    NDS Group Plc, ADR+           38,238
     1,600    Nycomed Amersham Plc,
                ADR                         65,900
     4,250    P & O Princess Cruises
                Plc, ADR+                   70,656
    16,900    Pearson Plc, ADR             402,663

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
     8,100    Peninsular & Oriental
                Steam Plc, ADR        $     76,471
     4,000    Powergen Plc, ADR            157,750
     3,400    Premier Farnell Plc,
                ADR                         39,100
     2,600    Premier Oil Plc, ADR+          5,923
       900    Provalis Plc+                  1,041
    24,600    Prudential Plc, ADR          790,076
     9,600    Rank Group Plc, ADR           45,600
     7,100    Reed International
                Plc, ADR                   302,637
     7,100    Rentokil Initial Plc,
                ADR                        245,530
     5,853    Reuters Group Plc, ADR       576,520
    11,211    Rexam Plc, ADR                37,487
     6,600    Rio Tinto Plc, ADR           475,612
     3,700    Rolls-Royce Plc, ADR          54,841
     3,500    Royal & Sun Alliance
                Insurance Group Plc,
                ADR                        150,062
     1,000    Scottish & Southern
                Energy Plc, ADR             92,317
     7,400    Scottish Power Plc,
                ADR                        224,312
     1,700    Senetek Plc, ADR+              1,488
    40,000    Shell Transportation &
                Trading Plc, ADR         1,975,000
     1,200    Shire Pharmaceuticals
                Group Plc, ADR+             55,275
     1,400    Signet Group Plc              31,150
       600    SkyePharma Plc, ADR+           5,438
     1,100    Smith & Nephew Plc,
                ADR                         50,738
     9,694    South African
                Breweries Plc, ADR          68,127
     3,900    Spirent Plc, ADR              71,134
       500    Stolt Comex Seaway SA+         5,375
       300    Stolt Offshore SA+             3,300
       750    Stolt-Nielsen SA Plc,
                ADR                         11,344
     2,800    Tate & Lyle Plc, ADR          40,906
       600    Taylor Nelson Sofres
                Plc, ADR                    33,207

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     5,307    Telewest
                Communications Plc,
                ADR+                  $     83,585
    55,300    Tesco Plc, ADR               677,176
     6,300    TI Group Plc, ADR             74,178
     6,900    Tomkins Plc, ADR              57,356
     2,100    Trinity Mirror Plc,
                ADR                         28,703
    18,053    Unilever Plc, ADR            623,957
     6,200    United Business Media
                Plc, ADR+                  153,450
     6,800    United Utilities Plc,
                ADR                        136,850
   138,049    Vodafone Group Plc,
                ADR                      4,943,880
       300    Wembley Plc, ADR              10,083
     3,800    WPP Group Plc, ADR           238,687
     1,000    Xenova Group Plc, ADR+         1,500
                                      ------------
                                        40,633,898
                                      ------------
    UNITED STATES -- 0.3%
       786    ADC
                Telecommunications,
                Inc.+                       14,246
     4,000    Amdocs Ltd.+                 265,000
       500    ASAT Holdings Ltd.,
                ADR+                         2,500
     1,350    Asia Global Crossing
                Ltd., Class A+               8,859
     6,300    Capitaland Ltd+               19,845
     1,100    IMPSAT Fiber Networks,
                Inc.+                        4,813
       200    Internet Gold+                   338
       780    Magna Entertainment
                Corporation, Class
                A+                           3,705
     1,000    Marvell Technology
                Group Ltd.+                 21,937
     3,927    NTL, Inc.+                    94,003
       400    Orient-Express Hotel
                Ltd., Class A+               8,625
     2,500    Telenor Asa+                  31,250
       500    W.P. Stewart & Company
                Ltd.+                       13,000
                                      ------------
                                           488,121
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    VENEZUELA -- 0.0%#
     1,400    Compania Anonima
                Nacional Telefonos
                de Venezuela, ADR     $     26,512
     1,500    Mavesa SA, ADR                 9,000
     1,000    Sidervrgica/Venez/
                Sivensa, ADR+                1,401
                                      ------------
                                            36,913
                                      ------------
TOTAL COMMON STOCKS
                 (Cost $132,512,130)   165,473,384
                                      ------------
PREFERRED STOCKS -- 0.1%
                     (Cost $116,820)
    BRAZIL -- 0.1%
     6,300    Telesp --
                Telecomunicacoes de
                Sao Paulo SA, ADR           84,262
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $1,737,000)
$1,737,000    Agreement with State
                Street Bank and
                Trust Company,
                5.9500% dated
                12/29/2000, to be
                repurchased at
                $1,738,148 on
                01/02/2001,
                collateralized by
                $1,805,000 U.S.
                Treasury Bond,
                5.250%, maturing
                02/15/2029 (value
                $1,774,589)              1,737,000
                                      ------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $35,301,928)         21.2%     $ 35,301,928
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $169,667,878*)      121.9%      202,596,574
OTHER ASSETS AND
  LIABILITIES (NET)         (21.9)      (36,425,766)
                            -----      ------------
NET ASSETS                  100.0%     $166,170,808
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $34,176,162. Collateral received for securities loaned of $35,301,928 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security
  # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder International Equity Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Banking and Financial
  Services.............     14.7%     $ 24,406,702
Telecommunications.....     14.2        23,563,300
Drugs and Health
  Care.................      9.3        15,492,667
Oil and Gas............      8.7        14,418,038
Automotive.............      4.5         7,453,906
Food and Beverages.....      4.3         7,064,094
Electronics............      4.3         7,094,082
Utilities..............      3.8         6,292,644
Business Services......      3.5         5,870,887
Machinery and Heavy
  Equipment............      3.1         5,150,354
Retail.................      2.6         4,291,316
Diversified............      2.4         3,924,353
Other..................      2.3         3,827,968
Electric and Electrical
  Equipment............      2.3         3,887,866
Metals and Mining......      2.1         3,472,871
Printing and
  Publishing...........      1.6         2,680,493
Chemicals..............      1.6         2,619,133
Manufacturing..........      1.3         2,164,955
Household Appliances
  and Home
  Furnishings..........      1.3         2,211,447
Insurance..............      1.2         2,022,779
Photography............      1.0         1,720,071
Building
  Construction.........      1.0         1,681,985
Transportation.........      0.9         1,554,491
Broadcasting and
  Advertising..........      0.9         1,425,356
Telecommunications
  Services.............      0.8         1,409,676
Software...............      0.8         1,349,601
Real Estate............      0.7         1,160,672
Industrial Machinery...      0.7         1,235,944

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
Tobacco................      0.5%     $    825,026
Miscellaneous..........      0.4           675,052
Building and Building
  Materials............      0.4           586,894
Leisure Time...........      0.3           439,224
Internet Service
  Providers............      0.3           499,613
Electronics --
  Semiconductors.......      0.3           487,448
Computer Hardware,
  Software or
  Services.............      0.3           536,355
Semiconductors.........      0.2           248,950
Paper and Forest
  Products.............      0.2           282,376
Conglomerates..........      0.2           313,830
Communication
  Services.............      0.2           374,026
Apparel and Textiles...      0.2           293,998
Construction and Mining
  Equipment............      0.1           196,423
Airlines...............      0.1           155,634
Other..................      0.0           110,884
                           -----      ------------
TOTAL COMMON STOCKS....     99.6       165,473,384
PREFERRED STOCKS.......      0.1            84,262
REPURCHASE AGREEMENT...      1.0         1,737,000
OTHER INVESTMENTS......     21.2        35,301,928
                           -----      ------------
TOTAL INVESTMENTS......    121.9       202,596,574
OTHER ASSETS AND
  LIABILITIES (NET)....    (21.9)      (36,425,766)
                           -----      ------------
NET ASSETS.............    100.0%     $166,170,808
                           =====      ============

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.0%
    AEROSPACE AND DEFENSE -- 1.8%
   150,000    DRS Technologies,
                Inc.+                 $  2,006,250
                                      ------------
    BANKING AND FINANCIAL SERVICES -- 2.5%
   127,300    Actrade Financial
                Technologies Ltd.+       2,808,556
                                      ------------
    BUSINESS SERVICES -- 2.1%
    60,000    ASI Solutions, Inc.+         945,000
   250,000    ClickAction, Inc.+         1,375,000
                                      ------------
                                         2,320,000
                                      ------------
    COMMERCIAL SERVICES -- 0.7%
    93,700    Koala Corporation+           796,450
                                      ------------
    COMPUTERS AND BUSINESS EQUIPMENT -- 4.3%
    99,650    Integrated Measurement
                Systems, Inc.+             790,972
   344,650    Media 100, Inc.+             883,166
   179,400    Qualstar Corporation+      1,177,312
    50,000    ScanSource, Inc.+          1,950,000
                                      ------------
                                         4,801,450
                                      ------------
    COMPUTER HARDWARE, SOFTWARE
      OR SERVICES -- 15.0%
   300,000    Accord Networks Ltd.+      2,962,500
    40,000    Caminus Corporation+         930,000
   150,000    Catapult
                Communications
                Corporation+             2,512,500
    84,000    IKOS Systems, Inc.+          745,500
    60,875    MCSi, Inc.+                1,301,203
   100,000    Moldflow Corporation+      2,287,500
   200,000    Ontrack Data
                International, Inc.+     1,337,500
   112,150    SBS Technologies,
                Inc.+                    3,357,491
   450,000    Zamba Corporation+         1,223,437
                                      ------------
                                        16,657,631
                                      ------------
    DRUGS AND HEALTH CARE -- 7.6%
   100,500    Matrix Pharmaceutical,
                Inc.+                    1,721,062
   120,000    Taro Pharmaceutical
                Industries Ltd.+         3,727,500
    93,950    Vital Signs, Inc.          3,018,144
                                      ------------
                                         8,466,706
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    ELECTRONICS -- 7.9%
   200,000    Alpha Technologies
                Group, Inc.+          $  1,775,000
   130,000    BTU International,
                Inc.+                      991,250
   150,000    Diodes, Inc.+              1,556,250
    40,000    DuraSwitch Industries,
                Inc.+                      437,500
    75,000    Measurement
                Specialties, Inc.+       1,462,500
   118,300    Signal Technology
                Corporation+             1,183,000
   133,800    Spectrum Control,
                Inc.+                    1,346,362
                                      ------------
                                         8,751,862
                                      ------------
    ENERGY AND NATURAL RESOURCES -- 0.6%
    90,600    Evergreen Solar, Inc.+       611,550
                                      ------------
    ENTERTAINMENT -- 1.5%
   150,000    Dave & Busters, Inc.+      1,650,000
                                      ------------
    GAMING EQUIPMENT -- 1.8%
   127,500    Shuffle Master, Inc.+      2,024,063
                                      ------------
    INTERNET CONTENT -- 2.2%
   200,000    ProsoftTraining.com+       2,425,000
                                      ------------
    MANUFACTURING -- 3.1%
   100,200    Applied Films
                Corporation+             2,047,838
   200,000    Ceradyne, Inc.+            1,325,000
                                      ------------
                                         3,372,838
                                      ------------
    MEDICAL AND MEDICAL SERVICES -- 14.5%
   400,000    Air Methods
                Corporation+             1,550,000
   271,650    CardioDynamics
                International
                Corporation+               933,797
   100,000    Dendreon Corporation+      1,500,000
   119,950    First Horizon
                Pharmaceutical
                Corporation+             3,688,463
    22,650    Integra LifeSciences
                Holdings+                  308,606
    82,500    Interwest Home
                Medical, Inc.+             288,750
   100,000    Meridian Medical
                Technologies, Inc.+      1,100,000

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL AND MEDICAL SERVICES (CONTINUED)
   104,700    Physiometrix, Inc.+     $  1,668,656
   228,700    Serologicals
                Corporation+             3,444,794
   150,000    Transgenomic, Inc.+        1,575,000
                                      ------------
                                        16,058,066
                                      ------------
    MISCELLANEOUS -- 0.0%#
    16,230    VerticalBuyer, Inc.+               2
                                      ------------
    OIL AND GAS -- 11.5%
   265,400    Bellwether Exploration
                Company+                 2,255,900
   244,900    Comstock Resources,
                Inc.+                    3,612,275
    97,335    Greka Energy
                Corporation              1,314,022
   200,000    Mallon Resources
                Corporation+             1,450,000
   311,200    Remington Oil & Gas
                Corporation+             4,045,600
                                      ------------
                                        12,677,797
                                      ------------
    OIL EQUIPMENT AND SERVICES -- 4.3%
   252,150    NATCO Group, Inc.,
                Class A+                 2,080,238
   121,750    Offshore Logistics,
                Inc.+                    2,623,332
                                      ------------
                                         4,703,570
                                      ------------
    RETAIL -- 5.4%
   151,000    Cutter & Buck, Inc.+       1,151,375
   124,200    Gadzooks, Inc.+            1,831,950
   349,400    Hollywood
                Entertainment
                Corporation+               371,238
    88,750    Sharper Image
                Corporation+             1,364,531
    88,000    Tropical Sportswear
                International
                Corporation+             1,221,000
                                      ------------
                                         5,940,094
                                      ------------
    SEMICONDUCTORS -- 4.4%
   225,000    inSilicon Corporation+     1,378,125
   250,000    Metron Technology NV+      1,250,000

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTORS (CONTINUED)
   350,000    White Electronic
                Designs Corporation   $  2,264,062
                                      ------------
                                         4,892,187
                                      ------------
    TELECOMMUNICATIONS -- 8.8%
   105,000    Arguss Communications,
                Inc.+                      958,125
   250,000    Elastic Networks,
                Inc.+                    1,031,250
   120,000    Gentner Communications
                Corporation+             1,410,000
   235,000    Glenayre Technologies,
                Inc.+                      829,844
    79,150    Radyne ComStream,
                Inc.+                      420,484
   200,000    SpectraLink
                Corporation+             2,887,500
    64,550    TESSCO Technologies,
                Inc.+                    1,161,900
    68,850    TTI Team Telecom
                International Ltd.,
                ADR+                     1,032,750
                                      ------------
                                         9,731,853
TOTAL COMMON STOCKS
  (Cost $116,221,555)                  110,695,925
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $1,164,000)
$1,164,000    Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,164,770 on
                01/02/2001,
                collateralized by
                $880,000 U.S.
                Treasury Bond,
                8.750% maturing
                05/15/2017 (value
                $1,192,124)              1,164,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $14,250,788)       12.9%     $ 14,250,788
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $131,636,343*)    113.9%      126,110,713
OTHER ASSETS AND
  LIABILITIES (NET)       (13.9)      (15,360,885)
                          -----      ------------
NET ASSETS                  100%     $110,749,828
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $12,391,105. Collateral received for securities loaned of $14,250,788 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 96.8%
    ADVERTISING -- 4.2%
    260,000   Interpublic Group of
                Companies, Inc.      $ 11,066,250
    126,500   Omnicom, Inc.            10,483,688
                                     ------------
                                       21,549,938
                                     ------------
    BANKING AND FINANCIAL SERVICES -- 14.9%
    204,000   Automatic Data
                Processing, Inc.       12,915,750
    105,000   Capital One Financial
                Corporation             6,910,312
    204,618   Citigroup, Inc.          10,448,307
    129,000   Federal Home Loan
                Mortgage
                Corporation             8,884,875
    100,000   Firstar Corporation       2,325,000
    154,000   FleetBoston Financial
                Corporation             5,784,625
    200,000   Mellon Financial
                Corporation             9,837,500
    150,000   MGIC Investment
                Corporation            10,115,625
     67,000   Morgan Stanley, Dean
                Witter, Discover
                and Company             5,309,750
     60,000   Wells Fargo & Company     3,341,250
                                     ------------
                                       75,872,994
                                     ------------
    COMPUTER HARDWARE, SOFTWARE OR
      SERVICES -- 9.5%
     55,400   Computer Sciences
                Corporation+            3,330,925
    130,000   EMC Corporation+          8,645,000
     90,000   Hewlett-Packard
                Company                 2,840,625
     53,300   International
                Business Machines
                Corporation             4,530,500
    255,200   Microsoft
                Corporation+           11,069,300
    264,400   Oracle Corporation+       7,684,125
    150,000   Sun Microsystems,
                Inc.+                   4,181,250
     68,499   VERITAS Software
                Corporation+            5,993,662
                                     ------------
                                       48,275,387
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    DIVERSIFIED -- 3.0%
    270,292   Tyco International
                Ltd.                 $ 15,001,206
                                     ------------
    DRUGS -- 10.4%
     42,000   American Home
                Products
                Corporation             2,669,100
     83,000   Amgen, Inc.+              5,306,812
    127,000   Cardinal Health,
                Inc.                   12,652,375
    165,000   Merck & Co., Inc.        15,448,125
     61,000   Pfizer, Inc.              2,806,000
    250,000   Schering-Plough
                Corporation            14,187,500
                                     ------------
                                       53,069,912
                                     ------------
    ELECTRICAL EQUIPMENT -- 4.6%
     52,000   Emerson Electric
                Company                 4,098,250
    405,000   General Electric
                Company                19,414,687
                                     ------------
                                       23,512,937
                                     ------------
    ELECTRONICS -- 3.9%
    320,000   Cisco Systems, Inc.+     12,240,000
     33,000   Sanmina Corporation+      2,528,625
    150,000   Solectron
                Corporation+            5,085,000
                                     ------------
                                       19,853,625
                                     ------------
    FOOD AND BEVERAGES -- 5.1%
    290,000   Anheuser-Busch
                Companies, Inc.        13,195,000
    416,000   SYSCO Corporation        12,480,000
                                     ------------
                                       25,675,000
                                     ------------
    INSURANCE -- 4.4%
    133,299   American
                International
                Group, Inc.            13,138,283
     80,000   Marsh & McLennan
                Companies, Inc.         9,360,000
                                     ------------
                                       22,498,283
                                     ------------
    MEDICAL SERVICES AND SUPPLIES -- 6.2%
    110,000   Baxter International,
                Inc.                    9,714,375
    261,350   Biomet, Inc.             10,372,328
    111,000   Johnson & Johnson
                Company                11,661,938
                                     ------------
                                       31,748,641
                                     ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL AND GAS -- 7.9%
     65,200   BJ Services Company+   $  4,490,650
    145,000   Coastal Corporation      12,805,312
     66,000   Devon Energy
                Corporation             4,024,020
    125,000   Hanover Compressor
                Company+                5,570,313
    155,000   Royal Dutch Petroleum
                Company                 9,387,187
    110,000   Tosco Corporation         3,733,125
                                     ------------
                                       40,010,607
                                     ------------
    RESTAURANTS -- 2.5%
    120,000   Brinker
                International,
                Inc.+                   5,070,000
    100,000   Outback
                Steakhouse, Inc.+       2,587,500
    200,000   Wendy's
                International,
                Inc.                    5,250,000
                                     ------------
                                       12,907,500
                                     ------------
    RETAIL -- BUILDING SUPPLIES -- 1.7%
    125,000   Home Depot, Inc.          5,710,938
     70,000   Lowe's Companies,
                Inc.                    3,115,000
                                     ------------
                                        8,825,938
                                     ------------
    RETAIL GROCERY -- 2.7%
    220,000   Safeway, Inc.+           13,750,000
                                     ------------
    RETAIL -- STORE -- 3.0%
    300,000   Family Dollar
                Stores, Inc.            6,431,250
     50,000   RadioShack
                Corporation             2,140,625
    128,500   Wal-Mart Stores,
                Inc.                    6,826,563
                                     ------------
                                       15,398,438
                                     ------------
    SEMICONDUCTORS -- 5.1%
    220,000   Altera Corporation+       5,788,750
    285,000   Intel Corporation         8,567,812
    175,000   Maxim Integrated
                Products, Inc.+         8,367,188
     19,700   SDL, Inc.+                2,919,294
                                     ------------
                                       25,643,044
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    TELECOMMUNICATIONS -- 7.7%
    110,000   Comverse
                Technology, Inc.+    $ 11,948,750
    109,400   Nortel Networks
                Corporation             3,507,637
    179,000   Qwest Communications
                International,
                Inc.+                   7,339,000
    265,000   SBC Communications       12,653,750
     23,400   Tellabs, Inc.+            1,322,100
     44,500   Verizon
                Communications,
                Inc.                    2,230,563
                                     ------------
                                       39,001,800
                                     ------------
TOTAL COMMON STOCKS
  (Cost $377,400,068)                 492,595,250
                                     ------------

PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 3.4%
  (Cost $17,114,000)
$17,114,000   Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $17,125,314 on
                01/02/2001,
                collateralized by
                $12,890,000 U.S.
                Treasury Bond,
                8.750% maturing
                05/15/2017 (value
                $17,461,915)           17,114,000
                                     ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $12,992,800)        2.5%     $ 12,992,800
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $407,506,868*)    102.7%      522,702,050
OTHER ASSETS AND
  LIABILITIES (NET)        (2.7)      (13,764,783)
                          -----      ------------
NET ASSETS                100.0%     $508,937,267
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $12,452,262. Collateral received for securities loaned of $12,992,800 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.0%
    APARTMENTS -- 20.5%
    66,875    Apartment Investment &
                Management Company     $ 3,339,570
    31,359    Avalon Bay Community,
                Inc.                     1,571,870
    68,800    Camden Property Trust      2,304,800
    21,500    Charles E. Smith
                Residential Realty,
                Inc.                     1,010,500
    64,550    Equity Residential
                Properties Trust         3,570,422
    22,625    Essex Property Trust,
                Inc.                     1,238,719
                                       -----------
                                        13,035,881
                                       -----------
    BUSINESS SERVICES -- 1.2%
    30,900    CoStar Group, Inc.+          730,013
                                       -----------
    COMMUNITY SHOPPING CENTERS -- 5.7%
    30,200    Developers Diversified
                Realty Corporation         402,038
    73,275    Kimco Realty
                Corporation              3,237,839
                                       -----------
                                         3,639,877
                                       -----------
    HOTELS -- 2.5%
    45,550    Starwood Hotels &
                Resorts Worldwide,
                Inc.                     1,605,637
                                       -----------
    OFFICE AND INDUSTRIAL -- 46.9%
    84,225    AMB Property
                Corporation              2,174,058
    65,475    Boston Properties, Inc.    2,848,162
    59,600    CenterPoint Properties
                Corporation              2,816,100
   128,200    Corporate Office
                Properties Trust,
                Inc.                     1,273,988
    34,750    Cousins Properties,
                Inc.                       970,828
   145,325    Duke Realty
                Investments, Inc.        3,578,628
   145,694    Equity Office
                Properties Trust         4,753,267

SHARES                                       VALUE
--------------------------------------------------
    OFFICE AND INDUSTRIAL (CONTINUED)
   109,525    Kilroy Realty
                Corporation            $ 3,073,545
    56,000    Mission West
                Properties, Inc.           777,000
   102,275    Reckson Associates
                Realty Corporation       2,563,267
    17,907    Reckson Associates
                Realty Corporation,
                Class B                    486,847
    70,200    SL Green Realty
                Corporation              1,965,600
    50,075    Spieker Properties,
                Inc.                     2,510,009
                                       -----------
                                        29,791,299
                                       -----------
    REGIONAL MALLS -- 8.5%
    76,650    CBL & Associates
                Properties, Inc.         1,940,203
    25,300    General Growth
                Properties, Inc.           915,544
   105,825    Simon Property Group,
                Inc.                     2,539,800
                                       -----------
                                         5,395,547
                                       -----------
    STORAGE -- 4.4%
   114,200    Public Storage, Inc.       2,776,487
                                       -----------
    TELECOMMUNICATIONS -- 1.9%
    44,350    Crown Castle
                International
                Corporation+             1,200,222
                                       -----------
    OTHER -- 7.4%
   156,100    Correctional Properties
                Trust                    1,502,462
    51,000    Pinnacle Holdings,
                Inc.+                      462,188
     3,526    Vornado Operating,
                Inc.+                        7,272
    70,525    Vornado Realty Trust       2,701,989
                                       -----------
                                         4,673,911
                                       -----------
TOTAL COMMON STOCKS
  (Cost $59,525,914)                    62,848,874
                                       -----------

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $1,274,000)
$1,274,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,274,842 on
                01/02/2001,
                collateralized by
                $950,000 U.S.
                Treasury Bond,
                8.50% maturing
                02/15/2020
                (value $1,305,359)     $ 1,274,000
                                       -----------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $60,799,914*)        101.0%     $64,122,874
OTHER ASSETS AND
  LIABILITIES (NET)           (1.0)        (657,705)
                             -----      -----------
NET ASSETS                   100.0%     $63,465,169
                             =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.4%
    AEROSPACE AND DEFENSE -- 1.6%
     9,500    Alliant Techsystems,
                Inc.+                  $   634,125
    24,900    REMEC, Inc.+                 239,663
                                       -----------
                                           873,788
                                       -----------
    APPAREL AND TEXTILES -- 0.6%
    22,500    Russell Corporation          347,344
                                       -----------
    AUTOMOBILE PARTS AND EQUIPMENT -- 7.3%
    13,600    Borg Warner, Inc.            544,000
    41,000    Dura Automotive
                Systems, Inc.+             215,250
    13,100    Gentex Corporation+          243,987
    31,200    Monaco Coach
                Corporation+               551,850
    24,300    Oshkosh Truck
                Corporation              1,069,200
   111,800    Sonic Automotive, Inc.,
                Class A+                   768,625
    75,000    Tower Automotive, Inc.+      675,000
                                       -----------
                                         4,067,912
                                       -----------
    BANKING AND FINANCIAL SERVICES -- 14.6%
     9,000    Affiliated Managers
                Group, Inc.+               493,875
    27,500    Allied Capital
                Corporation                574,063
    26,000    American Capital
                Strategies Ltd.            654,875
    27,000    American Financial
                Holdings, Inc.             556,875
    39,500    CFS Bancorp, Inc.            422,156
    38,200    Financial Federal
                Corporation+               912,025
    10,100    FirstFed Financial
                Corporation+               326,356
     8,500    GBC Bancorp                  326,188
    30,000    Metris Companies,
                Inc.++                     789,375
    28,000    OceanFirst Financial
                Corporation                689,500
    21,300    Prosperity Bancshares,
                Inc.                       420,675
    28,200    Silicon Valley
                Bancshares+                974,662
    20,810    Southwest Securities
                Group, Inc.                538,459
    10,000    The Ryland Group, Inc.       407,500
                                       -----------
                                         8,086,584
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    BUILDING MATERIALS -- 1.3%
    54,400    Universal Forest
                Products, Inc.         $   720,800
                                       -----------
    BUSINESS SERVICES -- 3.7%
    43,100    Charles River
                Associates, Inc.+          444,469
    19,900    Orthodontic Centers of
                America, Inc.+             621,875
    22,500    Quanta Services, Inc.+       724,218
    28,700    RMH Teleservices, Inc.+      265,475
                                       -----------
                                         2,056,037
                                       -----------
    CHEMICALS AND PLASTICS -- 4.7%
    12,700    Ferro Corporation            292,100
    53,500    Olin Corporation           1,183,687
    55,600    Spartech Corporation       1,143,275
                                       -----------
                                         2,619,062
                                       -----------
    COMPUTER/PERIPHERALS -- 1.3%
   109,450    Qualstar Corporation+        718,266
                                       -----------
    CONSUMER SERVICES -- 1.2%
    34,400    Dollar Thrifty
                Automotive Group,
                Inc.+                      645,000
                                       -----------
    ELECTRONICS -- 8.0%
    31,750    ACT Manufacturing,
                Inc.+,++                   500,063
    31,400    Active Power, Inc.+          688,838
    23,000    CTS Corporation              838,062
   100,700    General Semiconductor,
                Inc.+                      629,375
    11,800    Littelfuse, Inc.+            337,775
    31,900    Methode Electronics,
                Inc., Class A+,++          731,706
    51,700    Therma-Wave, Inc.+           723,800
                                       -----------
                                         4,449,619
                                       -----------
    FOOD AND BEVERAGES -- 2.4%
    22,200    Constellation Brands,
                Inc., Class A+           1,304,250
                                       -----------
    FREIGHT AND SHIPPING -- 1.0%
    26,400    UTI Worldwide, Inc.+         531,300
                                       -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOMEBUILDERS -- 1.9%
    12,600    Centex Corporation       $   473,288
     4,800    NVR, Inc.+                   593,280
                                       -----------
                                         1,066,568
                                       -----------
    HOME FURNISHINGS AND HOUSEWARES -- 4.4%
    57,200    Furniture Brands
                International, Inc.+     1,204,775
    19,600    Mohawk Industries,
                Inc.+                      536,550
   177,000    Quaker Fabric
                Corporation+               708,000
                                       -----------
                                         2,449,325
                                       -----------
    HOTELS AND RESTAURANTS -- 0.9%
    12,100    Brinker International,
                Inc.+                      511,225
                                       -----------
    INDUSTRIAL MACHINERY -- 2.4%
    35,000    Astec Industries, Inc.+      461,562
   106,900    NATCO Group, Inc.,
                Class A+                   881,925
                                       -----------
                                         1,343,487
                                       -----------
    INSURANCE -- 1.8%
    13,300    Radian Group, Inc.           998,331
                                       -----------
    LEISURE TIME -- 1.4%
    75,400    Penn National Gaming,
                Inc.+                      768,138
                                       -----------
    MEDICAL SERVICES AND SUPPLIES -- 1.7%
    28,500    PolyMedica Corporation+      951,188
                                       -----------
    MEDICAL SUPPLIES -- 2.0%
    56,700    Orthofix International
                NV, ADR+                 1,084,387
                                       -----------
    METALS AND METAL PROCESSING -- 1.7%
    38,600    Reliance Steel &
                Aluminum Company           955,350
                                       -----------
    OIL AND GAS -- 11.0%
    10,950    Atwood Oceanics, Inc.+       479,720
   210,000    Bonus Resources
                Services Corporation+      412,917

SHARES                                       VALUE
--------------------------------------------------
    OIL AND GAS (CONTINUED)
    59,010    Greka Energy
                Corporation            $   796,635
    54,300    Key Energy Services,
                Inc.+,++                   566,756
    23,500    Lone Star Technologies,
                Inc.+                      904,750
    29,500    OSCA, Inc., Class A+         499,656
    32,100    Pioneer Natural
                Resources Company+         631,969
    58,900    Quicksilver Resources,
                Inc.+                      566,912
     8,800    Triton Energy Ltd.+          264,000
    29,300    Western Gas Resources,
                Inc.                       987,044
                                       -----------
                                         6,110,359
                                       -----------
    REAL ESTATE -- 12.4%
    11,000    CBL & Associates
                Properties, Inc.           278,438
    27,000    CenterPoint Properties
                Corporation              1,275,750
    13,500    Charles E. Smith
                Residential Realty,
                Inc.                       634,500
   145,100    Correctional Properties
                Trust                    1,396,587
    36,100    Kilroy Realty
                Corporation              1,013,056
    20,000    Mission West
                Properties, Inc.           277,500
    58,300    Reckson Associates
                Realty Corporation       1,461,144
    20,000    SL Green Realty
                Corporation                560,000
                                       -----------
                                         6,896,975
                                       -----------
    RESTAURANTS -- 1.1%
    40,200    Ruby Tuesday, Inc.           613,050
                                       -----------
    RETAIL -- 1.6%
    12,400    Chico's FAS, Inc.+           258,850
    23,400    Michaels Stores, Inc.+       620,100
                                       -----------
                                           878,950
                                       -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UTILITIES -- 3.4%
    15,900    Cleco Corporation        $   870,525
    32,000    NUI Corporation            1,030,000
                                       -----------
                                         1,900,525
                                       -----------
TOTAL COMMON STOCKS
  (Cost $50,761,783)                    52,947,820
                                       -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 4.7%
  (Cost $2,597,000)
$2,597,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,598,717 on
                01/02/2001,
                collateralized by
                $1,930,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020
                (value $2,651,940)       2,597,000
                                       -----------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $9,797,467)          17.7%     $  9,797,467
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $63,156,250*)       117.8%       65,342,287
OTHER ASSETS AND
  LIABILITIES (NET)         (17.8)       (9,863,826)
                            -----      ------------
NET ASSETS                  100.0%     $ 55,478,461
                            =====      ============

OPEN OPTIONS CONTRACTS WRITTEN

                                         NUMBER OF   EXERCISE   EXPIRATION
     NAME OF ISSUER           TYPE       CONTRACTS    PRICE        DATE       VALUE
     --------------       ------------   ---------   --------   ----------   -------
ACT Manufacturing, Inc.   Call Options      155       $55.00     1/20/01     $ 2,422
Key Energy Services, Inc. Call Options      100        12.50     1/20/01       1,875
Methode Electronics, Inc. Call Options      100        55.00     4/21/01       1,875
Metris Companies, Inc.    Call Options      100        36.63     1/20/01       2,813
PolyMedica Corporation    Call Options       50        60.00     3/17/01       3,438
Methode Electronics, Inc. Put Options        20        35.00     1/20/01      24,750
PolyMedica Corporation    Put Options        10        45.00     3/17/01      14,125
                                                                             -------
                                                                             $51,298
                                                                             =======

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $9,024,515. Collateral received for securities loaned includes $9,797,467 in U.S. Government securities.
 + Non-income producing security.
++ Shares pledged as collateral for open option contracts written.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.0%
    BANKING AND FINANCIAL SERVICES -- 6.9%
  23,300    Commerce Bancorp, Inc.    $  1,593,138
  90,550    Financial Federal
              Corporation+               2,161,881
  63,850    Metris Companies, Inc.       1,680,053
  60,500    Silicon Valley
              Bancshares+                2,091,031
  55,050    Southwest Bancorporation
              of Texas, Inc.+            2,363,710
                                      ------------
                                         9,889,813
                                      ------------
    BROADCASTING -- 2.1%
  47,100    Entercom Communications
              Corporation+               1,622,006
 279,300    Spanish Broadcasting
              Systems, Inc., Class
              A+                         1,396,500
                                      ------------
                                         3,018,506
                                      ------------
    BUSINESS SERVICES -- 7.1%
 206,450    Charles River
              Associates, Inc.+          2,129,016
  68,800    Getty Images, Inc.+          2,201,600
 227,500    ProsoftTraining.com+         2,758,437
  49,862    Tetra Tech, Inc.+            1,589,351
 102,550    Websense, Inc.+              1,486,975
                                      ------------
                                        10,165,379
                                      ------------
    CHEMICALS -- 1.4%
 116,800    Diversa Corporation+         2,095,100
                                      ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --6.6%
  81,500    Advanced Digital
              Information
              Corporation+               1,874,500
 118,550    Fundtech Ltd., ADR+          2,119,081
  68,750    Ixia+                        1,572,656
  77,950    MatrixOne, Inc.+             1,417,716
  30,025    MCSi, Inc.+                    641,784
  48,100    ScanSource, Inc.+            1,875,900
                                      ------------
                                         9,501,637
                                      ------------
    DRUGS AND HEALTH CARE -- 15.5%
 161,050    Apria Healthcare
              Group, Inc.+               4,791,237
 182,700    Caremark Rx, Inc.+           2,477,869

SHARES                                       VALUE
--------------------------------------------------
    DRUGS AND HEALTH CARE (CONTINUED)
 181,200    Discovery Partners
              International+          $  2,197,050
  86,850    First Horizon
              Pharmaceutical
              Corporation+               2,670,637
  94,450    Noven
              Pharmaceuticals, Inc.+     3,530,069
 159,000    SICOR, Inc.+                 2,295,563
  87,100    Specialty Laboratories,
              Inc.+                      2,885,187
 165,350    Texas Biotechnology
              Corporation+               1,420,357
                                      ------------
                                        22,267,969
                                      ------------
    ELECTRONICS -- 21.1%
  59,750    C&D Technologies, Inc.       2,580,453
  99,750    Concord Camera
              Corporation+               1,645,875
  87,350    CTS Corporation              3,182,816
 104,150    DSP Group, Inc.+             2,192,032
  73,650    International Rectifier
              Corporation+               2,209,500
  25,450    L-3 Communications
              Holding, Inc.+             1,959,650
  96,400    Park Electrochemical
              Corporation                2,958,275
 109,150    SBS Technologies, Inc.+      3,267,678
  78,300    Trimble Navigation Ltd.+     1,879,200
 147,950    TTM Technologies, Inc.+      2,099,041
 235,900    Valence Technology,
              Inc.+                      2,196,819
  74,100    Varian, Inc.+                2,510,137
 263,800    White Electronic Designs
              Corporation+               1,706,456
                                      ------------
                                        30,387,932
                                      ------------
    ENTERTAINMENT -- 1.3%
 120,300    World Wrestling
              Federation
              Entertainment, Inc.,
              Class A+                   1,924,800
                                      ------------
    HEALTH CARE PRODUCTS -- 1.1%
  45,100    Titan
              Pharmaceuticals, Inc.+     1,595,187
                                      ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL PRODUCTS -- 5.5%
  73,850    Cyberonics, Inc.+         $  1,717,012
  98,500    Dendreon Corporation+        1,477,500
  94,050    Genencor International,
              Inc.+                      1,692,900
  57,135    Genzyme Corporation--
              Genzyme Biosurgery
              Division+                    496,357
 171,150    Organogenesis, Inc.+         1,538,639
 146,150    Targeted Genetics
              Corporation+                 977,378
                                      ------------
                                         7,899,786
                                      ------------
    MEDICAL SERVICES -- 1.9%
  81,550    PolyMedica Corporation+      2,721,731
                                      ------------
    OIL AND GAS -- 5.7%
 223,350    Pioneer Natural
              Resources Company+         4,397,203
  60,300    Stone Energy
              Corporation+               3,892,365
                                      ------------
                                         8,289,568
                                      ------------
    OIL AND GAS EQUIPMENT AND SERVICES -- 2.2%
 306,300    Key Energy Services,
              Inc.+                      3,197,006
                                      ------------
    REAL ESTATE -- 1.1%
  55,750    Cousins Properties, Inc.     1,557,516
                                      ------------
    RETAIL -- 3.2%
 167,250    Cutter & Buck, Inc.+         1,275,281
  26,900    Gildan Activewear, Inc.,
              Class A+                   1,052,463
  84,000    The Men's
              Wearhouse, Inc.+           2,289,000
                                      ------------
                                         4,616,744
                                      ------------
    STORAGE -- 1.9%
 121,750    Mobile Mini, Inc.+           2,800,250
                                      ------------
    TECHNOLOGY -- 1.8%
 149,150    Stratos Lightwave, Inc.+     2,544,872
                                      ------------
    TELECOMMUNICATIONS -- 11.3%
  77,200    ADTRAN, Inc.+                1,640,500
 120,600    Ditech Communications
              Corporation+               1,937,138

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
 194,150    DMC Stratex
              Networks, Inc.+         $  2,912,250
  71,500    Gilat Satellite
              Networks Ltd.+             1,823,250
 151,150    LCC International, Inc.,
              Class A+                   1,643,756
 101,000    Lexent, Inc.+                1,729,625
 131,300    Price Communications
              Corporation+               2,207,481
  75,550    Quanta Services, Inc.+       2,431,766
                                      ------------
                                        16,325,766
                                      ------------
    TRANSPORTATION -- 1.2%
  77,900    Offshore Logistics,
              Inc.+                      1,678,502
                                      ------------
    UTILITIES -- 1.1%
  99,800    Sierra Pacific Resources     1,603,038
                                      ------------
TOTAL COMMON STOCKS
  (Cost $158,286,563)                  144,081,102
                                      ------------

PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.3%
  (Cost $441,000)
$441,000    Agreement with State
              Street Bank and Trust
              Company,
              5.950% dated
              12/29/2000, to be
              repurchased at
              $441,292 on
              01/02/2001,
              collateralized by
              $340,000 U.S. Treasury
              Bond,
              8.125% maturing
              08/15/2021
              (value $455,600)             441,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $30,090,170)       20.9%     $ 30,090,170
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $188,817,733*)    121.2%      174,612,272
OTHER ASSETS AND
  LIABILITIES (NET)       (21.2)      (30,528,142)
                          -----      ------------
NET ASSETS                100.0%     $144,084,130
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $28,356,480. Collateral received for securities loaned includes $1,657,750 in U.S. Government securities and the remaining $28,432,420 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 93.5%
    BRAZIL -- 8.7%
     23,000   Companhia de Bebidas
                das Americas, ADR     $   592,250
     26,750   Companhia Vale do Rio
                Doce, ADR                 651,330
     40,000   Petroleo Brasileiro
                SA, ADR+                1,010,000
     62,300   Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                       603,531
     44,534   Tele Norte Leste
                Participacoes SA,
                ADR                     1,015,932
     89,950   Usinas Siderurgicas de
                Minas Gerais SA, ADR      405,009
                                      -----------
                                        4,278,052
                                      -----------
    CHILE -- 1.0%
     28,035   Antofagasta Holdings
                Plc                       185,500
     23,500   Compania
                Telecomunicaciones
                de Chile SA, ADR          309,906
                                      -----------
                                          495,406
                                      -----------
    CHINA\HONG KONG -- 10.7%
  6,300,000   Can Do Holdings Ltd.+       630,024
  6,350,000   Chaoda Modern
                Agriculture
                (Holdings) Ltd.+        1,042,091
  4,500,000   China Eastern Airlines
                Corporation Ltd.+         709,643
    215,150   China Telecom (Hong
                Kong) Ltd.+             1,175,095
    700,000   Legend Holdings Ltd.        439,761
  2,802,000   Shanghai Fudan
                Microelectronics
                Company Ltd.+             395,169
      5,000   SINA.com, ADR+               15,625
 20,420,000   Sun Television
                Cybernetworks
                Holdings Ltd.+            476,485
    880,000   Tong Ren Tang
                Technologies Company
                Ltd.+                     361,040
                                      -----------
                                        5,244,933
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
    GREECE -- 4.7%
     23,300   Commercial Bank of
                Greece                $ 1,137,055
     30,200   National Bank of
                Greece SA               1,155,889
                                      -----------
                                        2,292,944
                                      -----------
    HUNGARY -- 2.9%
     12,100   Gedeon Richter Ltd.,
                GDR                       715,413
     12,400   OTP Bank Ltd., GDR          691,300
                                      -----------
                                        1,406,713
                                      -----------
    INDIA -- 8.9%
    185,950   Gujarat Ambuja Cements
                Ltd., GDR                 655,474
     84,345   ICICI Ltd., ADR             885,622
    209,750   Mahindra & Mahindra
                Ltd., GDR                 644,981
     43,675   Pentamedia Graphics
                Ltd., GDR                 272,969
    107,200   State Bank of India,
                GDR                       887,080
     80,920   Videsh Sanchar Nigam
                Ltd., ADR               1,011,494
                                      -----------
                                        4,357,620
                                      -----------
    ISRAEL -- 3.0%
     61,000   Bank Hapoalim Ltd.,
                GDR                       881,450
      4,500   Check Point Software
                Technologies Ltd.+        601,031
                                      -----------
                                        1,482,481
                                      -----------
    KOREA -- 1.7%
    110,000   Hyundai Securities
                Company                   401,739
    205,000   Korea Exchange Bank+        401,897
                                      -----------
                                          803,636
                                      -----------
    MEXICO -- 10.3%
    261,000   ALFA SA de CV               358,315
     36,000   Cemex SA de CV, ADR         650,250
     12,000   Fomento Economico
                Mexicano SA de CV,
                ADR                       358,500

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (CONTINUED)
    570,000   Grupo Financiero
                Banamex Accival SA
                de CV (Banacci)+      $   936,662
    406,000   Grupo Televisa SA+          916,298
     13,111   Nuevo Grupo Mexico SA,
                Class B+                   39,544
     27,000   Telefono de Mexico SA,
                ADR                     1,218,375
    280,000   Wal-Mart de Mexico SA
                de CV+                    556,214
                                      -----------
                                        5,034,158
                                      -----------
    PERU -- 0.0%#
         82   Ferreyros SA, ADR+              228
                                      -----------
    POLAND -- 3.9%
     36,000   Bank Polska Kasa
                Opieki SA, GDR+           552,600
     75,910   Polski Koncern Naftowy
                Orlen SA, GDR             842,601
     78,000   Telekomunikacja Polska
                SA, GDR                   532,350
                                      -----------
                                        1,927,551
                                      -----------
    RUSSIA -- 4.1%
     12,100   Lukoil Holdings, ADR        447,700
     35,400   RAO Unified Energy
                Systems, GDR              290,280
     64,000   Surgutneftegaz, ADR         665,600
     40,000   Vimpel --
                Communications, ADR+      595,000
                                      -----------
                                        1,998,580
                                      -----------
    SENEGAL -- 0.7%
     11,782   Sonatel Communications
                Corporation               353,890
                                      -----------
    SOUTH AFRICA -- 4.8%
    110,000   Imperial Holdings Ltd.      876,569
    222,500   Standard Bank
                Investment
                Corporation Ltd.          896,822
     69,035   Tiger Brands Ltd.           593,006
                                      -----------
                                        2,366,397
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
    SOUTH KOREA -- 9.0%
     40,400   Housing & Commercial
                Bank, Korea           $   916,585
     12,000   Korea Telecom
                Corporation, ADR          635,573
      6,671   Samsung Electronics         833,216
      9,400   SK Telecom Company
                Ltd.                    1,880,000
         58   SK Telecom Company
                Ltd., ADR                   1,366
     49,400   Trigem Computer, Inc.+      160,892
                                      -----------
                                        4,427,632
                                      -----------
    TAIWAN -- 8.6%
         84   Asustek Computer,
                Inc., GDR                     258
     18,361   Asustek Computer,
                Inc., GDR                  56,460
     60,425   GigaMedia Ltd.+             166,169
    162,200   Hon Hai Precision
                Industry Company
                Ltd., GDR               1,909,905
     39,624   Macronix International
                Company Ltd., ADR         465,582
     31,590   Synnex Technology
                International
                Corporation, GDR          182,432
    158,000   Systex Corporation,
                GDR+                      580,650
     18,512   Taiwan Semiconductor
                Manufacturing
                Company Ltd., ADR         319,332
     57,043   Winbond Electronics
                Corporation, GDR          544,761
                                      -----------
                                        4,225,549
                                      -----------
    THAILAND -- 2.1%
    236,600   Grammy Entertainment
                Public Company Ltd.       452,484
    195,000   Hana Microelectronics
                Public Company Ltd.+      397,638
    128,900   Siam Makro Public
                Company Ltd.              154,442
                                      -----------
                                        1,004,564
                                      -----------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    TURKEY -- 5.4%
107,000,000   Akbank TAS              $   678,428
 94,000,000   Dogan Yayin Holdings
                AS                        652,096
  4,610,000   Migros Turk TAS             591,467
 61,500,000   Turkiye Garanti
                Bankasi AS+               344,062
 98,593,250   Vestel Elektronik
                Sanayi ve Ticaret
                AS+                       364,043
                                      -----------
                                        2,630,096
                                      -----------
    UNITED KINGDOM -- 1.8%
    127,000   South African
                Breweries Plc             892,877
                                      -----------
    UNITED STATES -- 1.2%
     28,800   DSP Group, Inc.+            606,150
                                      -----------
TOTAL COMMON STOCKS
  (Cost $59,419,718)                   45,829,457
                                      -----------
PREFERRED STOCKS -- 1.7%
    BRAZIL -- 1.6%
     95,000   Companhia Paranaense
                de Energia-Copel,
                ADR                       801,563
        417   Telecomunicacoes do
                Rio de Janeiro SA+             12
                                      -----------
                                          801,575
                                      -----------
    SOUTH KOREA -- 0.1%
      1,571   Shinsegae Department
                Store Company              47,875
                                      -----------
TOTAL PREFERRED STOCKS
  (Cost $932,879)                         849,450
                                      -----------
INVESTMENT COMPANY
  SECURITIES -- 0.5%
                     (Cost $700,000)
    SOUTH KOREA -- 0.5%
     70,000   Korea Investment
                Corporation+              242,200
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
WARRANTS -- 0.0%
                           (Cost $0)
    INDONESIA -- 0.0%
 20,000,000   PT Lippo Bank Tbk,
                expires, 04/12/2002+           --
                                      -----------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $1,382,000)
$ 1,382,000   Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,382,914 on
                01/02/2001,
                collateralized by
                $1,375,000 U.S.
                Treasury Note,
                5.500% maturing
                01/31/2003
                (value $1,414,531)    $ 1,382,000
                                      -----------

TOTAL INVESTMENTS
  (Cost $62,434,597*)       98.5%      48,303,107
OTHER ASSETS AND
  LIABILITIES (NET)          1.5          713,872
                           -----      -----------
NET ASSETS                 100.0%     $49,016,979
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banking and Financial
  Services..............     22.0%     $10,767,191
Telecommunications......     12.1        5,947,393
Electronics.............     11.9        5,835,796
Cellular
  Telecommunication
  Services..............      6.9        3,385,120
Oil and Gas.............      6.1        2,965,901
Food and Beverages......      5.0        2,435,093
Computer Hardware,
  Software or
  Services..............      4.6        2,258,637
Diversified.............      4.1        2,013,390
Building and Building
  Materials.............      2.7        1,305,724
Drugs and Health Care...      2.2        1,076,452
Agricultural
  Machinery.............      2.1        1,042,091
Broadcasting and
  Advertising...........      1.9          916,297
Retail..................      1.5          710,657
Metals and Mining.......      1.4          691,103
Air Travel..............      1.4          709,643
Real Estate.............      1.3          630,024
Multimedia..............      1.3          652,096

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Automobiles.............      1.3%     $   644,981
Investment Company
  Securities............      1.0          476,485
Leisure Time............      0.9          452,484
Steel...................      0.8          405,009
Utilities...............      0.6          290,280
Computers and Business
  Equipment.............      0.4          217,610
                            -----      -----------
TOTAL COMMON STOCKS.....     93.5       45,829,457
PREFERRED STOCKS........      1.7          849,450
INVESTMENT COMPANY
  SECURITIES............      0.5          242,200
WARRANTS................      0.0               --
REPURCHASE AGREEMENT....      2.8        1,382,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.5       48,303,107
OTHER ASSETS AND
  LIABILITIES (NET).....      1.5          713,872
                            -----      -----------
NET ASSETS..............    100.0%     $49,016,979
                            =====      ===========

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 91.8%
    BERMUDA -- 1.3%
     2,900    ACE Ltd.                 $   123,069
                                       -----------
    FINLAND -- 2.4%
     2,445    Pohjola Group Insurance
                Corporation, Series B      107,905
     2,120    Sampo Insurance Company
                Ltd., Series A             114,464
                                       -----------
                                           222,369
                                       -----------
    FRANCE -- 3.1%
     1,200    AXA Company                  173,527
     1,236    Banque Nationale de
                Paris                      108,517
                                       -----------
                                           282,044
                                       -----------
    GERMANY -- 4.6%
       400    Deutsche Bank AG              33,620
     1,870    Direkt Anlage Bank AG+        67,779
       525    Ergo Versicherungs
                Gruppe AG                   88,735
       510    Muenchener
                Rueckversicherugs AG       182,486
     1,200    OnVista AG+                   15,775
       500    Tecis Holding AG              32,396
                                       -----------
                                           420,791
                                       -----------
    IRELAND -- 2.7%
    10,500    Bank of Ireland              105,299
    30,000    IFG Group Plc                 52,819
       912    Irish Life & Permanent
                Plc                         11,244
     6,500    Irish Life & Permanent
                Plc                         80,566
                                       -----------
                                           249,928
                                       -----------
    ITALY -- 5.4%
    10,500    Banca Fideuram SpA           144,935
    18,350    Banca Intesa SpA              88,221
     7,300    Mediolanum SpA                93,018
     6,100    Riunione Adriatica di
                Sicurata SpA                95,140
    14,100    UniCredito Italiano SpA       73,746
                                       -----------
                                           495,060
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    JAPAN -- 7.9%
       500    Aiful Corporation        $    40,807
    23,000    Asahi Bank, Ltd.              78,263
     1,800    Credit Saison Company
                Ltd.                        38,497
     9,000    Mitsubishi Estate
                Company Ltd.                96,046
        15    Mizuho Holdings, Inc.         92,897
    12,000    Nikko Securities
                Company Ltd.                92,897
     5,000    Nomura Securities
                Company Ltd.                89,879
     1,300    Promise Company Ltd.          92,110
     7,000    The Bank of Tokyo-
                Mitsubishi Ltd.             69,620
     3,000    The Sumitomo Bank,
                Ltd.                        30,782
                                       -----------
                                           721,798
                                       -----------
    NETHERLANDS -- 3.4%
     3,532    ABN AMRO Holdings             80,327
     2,880    ING Groep NV                 230,083
                                       -----------
                                           310,410
                                       -----------
    PORTUGAL -- 0.9%
    15,500    Banco Comercial
                Portugues, SA (BCP)         82,233
                                       -----------
    SPAIN -- 1.8%
     4,950    Banco Bilbao Vizcaya
                Argentaria SA               73,672
     8,750    Banco Santander Central
                Hispano SA                  93,665
                                       -----------
                                           167,337
                                       -----------
    SWEDEN -- 3.2%
    14,700    Nordbanken Holding AB        111,352
     7,385    Skandia Forsakrings AB       120,097
     5,400    Skandinaviska Enskilda
                Banken, Series A            59,498
                                       -----------
                                           290,947
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWITZERLAND -- 4.5%
       470    Credit Suisse Group      $    89,309
       685    UBS AG                       111,779
       300    Verwaltungs-und Privat-
                Bank AG+                    62,928
       240    Zurich Financial
                Services AG+               144,659
                                       -----------
                                           408,675
                                       -----------
    UNITED KINGDOM -- 14.1%
     3,000    Abbey National Plc            54,683
     1,556    Asda Property Holdings
                Plc                          4,828
     2,457    Barclays Bank Plc             76,109
    19,800    Bradford & Bingley Plc+       82,159
    23,000    Brit Insurance Holdings
                Plc                         30,265
     6,000    Canary Wharf Group Plc+       43,738
    10,000    Capital & Regional
                Properties Plc              33,644
     2,740    CGU Plc                       44,331
    20,000    Countrywide Assured
                Group Plc                   30,205
    10,000    Egg Plc+                      18,243
       600    Euro Sales Finance Plc        11,152
     4,000    Friends Ivory & Sime
                Plc                         26,915
    12,000    Goshawk Insurance
                Holdings Plc                18,123
     8,370    Grantchester Holdings
                Plc                         25,469
    13,000    HSBC Holdings Plc            191,473
     5,000    Intermediate Capital
                Group Plc                   68,410
    20,000    Legal & General Group
                Plc                         55,177
     8,000    Lloyds TSB Group Plc          84,694
     9,000    London Scottish Bank
                Plc                         15,880
     3,000    Paragon Group Companies
                Plc                         11,215
     6,000    Pillar Property Plc           33,689
     3,000    Prudential Corporation
                Plc                         48,313
     3,000    Royal Bank of Scotland
                Group Plc                   70,967
     3,000    Royal Bank of Scotland
                Group Plc+                   3,723
     2,000    Schroders Plc                 39,506

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     2,811    Shaftesbury Plc          $    11,349
     8,000    Standard Chartered Plc       115,377
    11,805    Towry Law Plc+                30,450
     2,500    Wintrust Plc                  18,130
                                       -----------
                                         1,298,217
                                       -----------
    UNITED STATES -- 36.5%
       800    Affiliated Managers
                Group, Inc.+                43,900
     2,250    Ambac Financial
                Group, Inc.                131,203
       800    American Capital
                Strategies Ltd.             20,150
     2,400    American International
                Group, Inc.                236,550
     1,300    Arthur J. Gallagher &
                Company                     82,712
     2,500    Bank of New York
                Company, Inc.              137,969
       500    Bottomline
                Technologies, Inc.+         12,844
     1,300    Capital One Financial
                Corporation                 85,556
     1,328    Charles Schwab
                Corporation                 37,682
       500    Chase Manhattan
                Corporation                 22,719
       600    CheckFree Corporation+        25,500
       500    CIGNA Corporation             66,150
     5,792    Citigroup, Inc.              295,754
     1,100    Digital Insight
                Corporation+                19,869
       800    Fannie Mae                    69,400
     3,500    Federal Home Loan
                Mortgage Corporation       241,062
       700    Fidelity National
                Financial, Inc.             25,856
     3,200    Firstar Corporation           74,400
     1,500    FirstFed Financial
                Corporation+                48,469
       600    Fiserv, Inc.+                 28,463
     4,300    FleetBoston Financial
                Corporation                161,519
       700    Golden West Financial
                Corporation                 47,250

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
       400    Goldman Sachs
                Group, Inc.            $    42,775
     1,100    Hartford Financial
                Services Group, Inc.        77,687
     1,000    Household
                International, Inc.         55,000
     1,100    Intuit, Inc.+                 43,381
       400    J.P. Morgan &
                Company, Inc.               66,200
     2,000    John Hancock Financial
                Services, Inc.              75,250
     2,100    Lehman Brothers
                Holdings, Inc.             142,012
     1,900    Mellon Financial
                Corporation                 93,456
     1,200    Merrill Lynch &
                Company, Inc.               81,825
       600    MGIC Investment
                Corporation                 40,463
     1,300    Morgan Stanley, Dean
                Witter and Company         103,025
     1,800    PNC Bank Corporation         131,512
       600    Providian, LLC                34,500
     1,300    Radian Group, Inc.            97,581
       700    Silicon Valley
                Bancshares+                 24,194
       700    St. Paul Companies,
                Inc.                        38,019
       500    SunGard Data
                Systems, Inc.+              23,563
       800    USA Education, Inc.           54,400

SHARES                                       VALUE
--------------------------------------------------
    UNITED STATES (CONTINUED)
     2,500    Wells Fargo & Company    $   139,219
     1,200    Zions Bancorp                 74,925
                                       -----------
                                         3,353,964
                                       -----------
TOTAL COMMON STOCKS
                    (Cost $7,431,483)    8,426,842
                                       -----------
PREFERRED STOCKS -- 1.6%
                      (Cost $103,091)
    GERMANY -- 1.6%
     1,305    Marschollek,
                Lautenschlaeger und
                Partner AG                 144,597
                                       -----------
WARRANTS -- 0.0%#
                            (Cost $0)
    FRANCE -- 0.0%#
       221    Banque Nationale de
                Paris, expires
                07/15/02+                    1,509
                                       -----------

TOTAL INVESTMENTS
  (Cost $7,534,574*)           93.4%      8,572,948
OTHER ASSETS AND
  LIABILITIES (NET)             6.6         603,883
                              -----      ----------
NET ASSETS                    100.0%     $9,176,831
                              =====      ==========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Framlington Global Financial Services Fund was as follows:

                              % OF
                           NET ASSETS        VALUE
                           -----------------------
COMMON STOCKS:
Banks....................     35.2%     $3,228,036
Financial Services.......     29.1       2,673,062
Insurance................     24.5       2,246,776
Real Estate..............      3.0         278,968
                             -----      ----------
TOTAL COMMON STOCKS......     91.8       8,426,842
PREFERRED STOCKS.........      1.6         144,597
WARRANTS.................      0.0#          1,509
                             -----      ----------
TOTAL INVESTMENTS........     93.4       8,572,948
OTHER ASSETS AND
  LIABILITIES (NET)......      6.6         603,883
                             -----      ----------
NET ASSETS...............    100.0%     $9,176,831
                             =====      ==========

------------
# Amount represents less than 0.1% of net assets.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.7%
    BIOTECHNOLOGY -- 22.7%
     92,400   Abegenix, Inc.+         $  5,457,375
     80,000   Affymetrix, Inc.+          5,955,000
     50,000   Alexion
                Pharmaceuticals,
                Inc.+                    3,246,875
    150,000   Antigenics, Inc.+          1,659,375
    200,000   Arena Pharmaceuticals,
                Inc.+                    3,100,000
    137,800   Corixa Corporation+        3,841,175
    160,000   Cubist
                Pharmaceuticals,
                Inc.+                    4,640,000
    120,000   Diacrin, Inc.+               600,000
    180,000   Exelixis, Inc.+            2,632,500
    130,625   Genaissance
                Pharmaceuticals,
                Inc.+                    2,351,250
     60,000   Genentech, Inc.+           4,890,000
    130,000   Genzyme Transgenics
                Corporation+             1,860,625
     80,000   Human Genome Sciences,
                Inc.+                    5,545,000
    150,000   ICOS Corporation+          7,790,625
    108,500   Intermune
                Pharmaceuticals,
                Inc.+                    4,841,812
    330,000   Interpore
                International, Inc.+     1,299,375
    100,000   Invitrogen
                Corporation+             8,637,500
    450,000   La Jolla
                Pharmaceutical
                Company+                 2,123,438
    149,990   Large Scale Biology
                Corporation+             1,424,905
    200,000   Lexicon Genetics,
                Inc.+                    3,325,000
     50,000   Maxim Pharmaceuticals,
                Inc.+                      318,750
    100,000   Medarex, Inc.+             4,075,000
    100,000   Millennium
                Pharmaceuticals,
                Inc.+                    6,187,500
     50,000   Myriad Genetics, Inc.+     4,137,500
    178,413   NeoPharm, Inc.+            6,757,392
      6,825   Neose Technologies,
                Inc.+                      225,225
    180,000   Neurocrine
                Biosciences, Inc.+       5,962,500
    132,600   NPS Pharmaceuticals,
                Inc.+                    6,364,800

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
    250,000   Onyx Pharmaceuticals,
                Inc.+                 $  3,718,750
    100,000   OSI Pharmaceuticals,
                Inc.+                    8,012,500
    200,000   Pharmacopeia, Inc.+        4,362,500
     75,000   Pharmacyclics, Inc.+       2,568,750
    150,000   PRAECIS
                Pharmaceuticals,
                Inc.+                    4,387,500
    140,000   Ribozyme
                Pharmaceuticals,
                Inc.+                    2,003,750
    250,000   Texas Biotechnology
                Corporation+             2,147,500
    105,000   TranskaryoticTherapies,
                Inc.+                    3,825,938
     70,000   Trimeris, Inc.+            3,841,250
    100,000   Vical, Inc.+               1,850,000
                                      ------------
                                       145,968,935
                                      ------------
    CONTRACT SALES AND RESEARCH
      ORGANIZATIONS -- 4.9%
    117,900   Accredo Health, Inc.+      5,917,106
    116,500   Albany Molecular
                Research, Inc.+          7,179,313
     70,000   Aurora Bioscience
                Corporation+             2,200,625
    300,000   Discovery Partners
                International+           3,637,500
    100,000   Paradigm Genetics,
                Inc.+                    1,000,000
    147,500   Pharmaceutical Product
                Development, Inc.+       7,328,906
    205,025   Quintiles
                TransNational
                Corporation+             4,292,711
     19,100   US Oncology, Inc.+           120,569
                                      ------------
                                        31,676,730
                                      ------------
    DISTRIBUTION AND MARKETING SERVICES -- 4.4%
    150,000   Advance Paradigm,
                Inc.+                    6,825,000
    400,000   Genomic Solutions,
                Inc.+                    3,050,000
    300,000   Omnicare, Inc.             6,487,500
     60,000   Professional
                Detailing, Inc.+         6,345,937
     70,000   Waters Corporation+        5,845,000
                                      ------------
                                        28,553,437
                                      ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    DRUGS -- 20.6%
    130,000   Alpharma, Inc.          $  5,703,750
    343,600   AVANT
                Immunotherapeutics,
                Inc.+                    2,362,250
    100,000   Cell Therapeutics,
                Inc.+                    4,506,250
    285,717   Cellegy
                Pharmaceuticals,
                Inc.+                    1,678,587
    125,000   Cellegy
                Pharmaceuticals,
                Inc.+                      734,375
     96,540   Cephalon, Inc.+            6,112,189
    170,000   Connetics Corporation+       775,625
    110,000   COR Therapeutics,
                Inc.+                    3,870,625
    350,000   Corvas International,
                Inc.+                    5,031,250
    400,000   Curis, Inc.+               2,457,680
     80,000   CV Therapeutics, Inc.+     5,660,000
    115,000   CVS Corporation            6,892,813
    300,000   Dendreon Corporation+      4,500,000
     50,000   Eli Lilly and Company      4,653,125
     40,000   Forest Laboratories,
                Inc.+                    5,315,000
    160,000   ILEX Oncology, Inc.+       4,210,000
    192,000   ImmunoGen, Inc.+           4,116,000
    425,000   Insmed, Inc.+              1,474,219
    181,615   Inspire
                Pharmaceutical,
                Inc.+                    4,733,341
    440,000   Introgen Therapeutics,
                Inc.+                    3,080,000
    181,500   King Pharmaceuticals,
                Inc.+                    9,381,281
     90,000   Medicis Pharmaceutical
                Corporation, Class
                A+                       5,321,250
    100,000   Medimmune, Inc.+           4,768,750
    100,000   Neurogen Corporation+      3,512,500
    148,000   Pfizer, Inc.               6,808,000
    115,000   Pharmacia Corporation      7,015,000
    250,000   POZEN, Inc.+               4,562,500
     70,000   Sepracor, Inc.+            5,608,750
    380,125   Telik, Inc.+               2,518,328
     40,000   Wellpoint Health
                Networks, Inc.+          4,610,000
                                      ------------
                                       131,973,438
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    DRUG DELIVERY -- 2.6%
    443,475   AeroGen, Inc.+          $  4,711,922
    100,000   ALZA Corporation+          4,250,000
    100,000   Inhale Therapeutic
                Systems+                 5,050,000
    331,400   Valentis, Inc.+            2,361,225
                                      ------------
                                        16,373,147
                                      ------------
    MANAGED HEALTH CARE -- 4.5%
    500,000   HEALTHSOUTH
                Corporation+             8,156,250
    150,000   IMPATH, Inc.+              9,975,000
    100,000   ProMedCo Management
                Company+                    12,500
    120,000   Renal Care Group,
                Inc.+                    3,290,625
    228,650   Res-Care, Inc.+            1,028,925
    100,000   UnitedHealth Group,
                Inc.+                    6,137,500
                                      ------------
                                        28,600,800
                                      ------------
    MEDICAL DEVICES -- 13.1%
    243,360   American Medical
                Systems Holdings,
                Inc.+                    3,863,340
     60,000   Applera Corporation --
                Applied Biosystems
                Group+                   5,643,750
    185,000   ArthroCare
                Corporation+             3,607,500
      3,575   Aspect Medical
                Systems, Inc.+              30,834
    211,818   ATS Medical, Inc.+         3,005,168
    100,000   Biomet, Inc.               3,968,750
    132,000   Bruker Daltonics,
                Inc.+                    3,110,250
    270,850   Cepheid, Inc.+             2,285,297
    150,000   Cyberonics, Inc.+          3,487,500
    143,000   Cytyc Corporation+         8,946,437
    150,000   Dyax Corporation+          3,180,469
    215,700   Endocardial Solutions,
                Inc.+                      660,581
    200,000   EPIX Medical, Inc.         1,675,000
     49,000   Illumina, Inc.+              787,063
     80,200   Inverness Medical
                Technology, Inc.+        3,122,788
    250,000   Kensey Nash
                Corporation+             2,531,250

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    MEDICAL DEVICES (CONTINUED)
    200,000   Micro Therapeutics,
                Inc.+                 $    937,500
     63,400   MiniMed, Inc.+             2,664,781
    103,000   Molecular Devices
                Corporation+             7,049,062
     50,975   ORATEC Interventions,
                Inc.+                      261,247
    200,000   ResMed, Inc.+              7,975,000
    223,650   Rita Medical Systems,
                Inc.+                    1,901,025
    450,000   Sonic Innovations,
                Inc.+                    3,009,375
    100,000   St. Jude Medical,
                Inc.+                    6,143,750
    270,000   Transgenomic, Inc.+        2,835,000
    130,000   VISX, Inc.+                1,356,875
                                      ------------
                                        84,039,592
                                      ------------
    MEDICAL INFORMATION SYSTEMS -- 1.8%
    240,000   Allscripts, Inc.+          2,242,500
     20,000   Data Critical
                Corporation+                49,375
    375,000   eBenX, Inc.+               2,531,250
    300,000   I-many, Inc.+              3,731,250
     50,000   MedicaLogic, Inc.+           115,625
    213,100   Pharsight Corporation+     1,012,225
    104,250   Rosetta Inpharmatics,
                Inc.+                    1,668,000
                                      ------------
                                        11,350,225
                                      ------------
    MEDICAL SERVICES -- 5.1%
     70,600   Cardinal Health, Inc.      7,033,525
    450,000   Caremark Rx, Inc.+         6,103,125
    357,200   Dynacare, Inc.+            3,884,550
    326,000   HealthStream, Inc.+          326,000
     40,000   Laboratory Corporation
                of America Holdings      7,040,000
    160,000   MGI Pharma, Inc.+          2,640,000
    200,000   SonoSite, Inc.+            2,550,000

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL SERVICES (CONTINUED)
     22,500   Specialty
                Laboratories, Inc.+   $    745,312
     74,800   Zoll Medical
                Corporation+             2,622,675
                                      ------------
                                        32,945,187
                                      ------------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $481,788,551)                  511,481,491
                                      ------------
COMMON STOCKS - FOREIGN -- 17.5%
    BIOTECHNOLOGY -- 6.5%
     90,000   Cambridge Antibody
                Technology Group
                Plc+                     5,113,927
    348,800   Celltech Group Plc+        6,170,063
     20,000   Cerep+                     1,701,468
    160,000   Genmab A/S+                3,686,381
     51,000   GPC Biotech AG+            1,458,220
     51,700   KS Biomedix Holdings+        436,785
     30,000   Maxim Pharmaceutical+        192,287
     95,000   NeuroSearch A/S+           2,990,148
     60,000   Nicox SA+                  4,614,245
     45,595   Novuspharma SpA+           1,845,270
  2,043,000   Oxford BioMedica Plc+      2,046,782
    239,584   Oxford GlycoSciences
                Plc+                     5,409,575
    108,000   Peptide Therapeutics
                Group                      165,207
    495,000   Pharmagene Plc+              819,372
      4,300   Pharming Group NV+            31,090
    337,500   Shield Diagnostics
                Group Plc                2,775,651
  1,120,000   XTL Biopharmaceuticals
                Ltd.+                    2,302,762
                                      ------------
                                        41,759,233
                                      ------------
    CONTRACT SALES AND RESEARCH
      ORGANIZATIONS -- 0.8%
    145,580   Evotec Biosystems AG       4,497,416
     69,485   Medivir AB+                  883,378
                                      ------------
                                         5,380,794
                                      ------------
    DRUGS -- 6.3%
     14,300   Actelion Ltd.+             6,493,183
     64,000   AMRAD Corporation
                Ltd.+                       30,265

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
    DRUGS (CONTINUED)
     85,000   Angiotech
                Pharmaceuticals,
                Inc.+                 $  3,910,000
    220,000   Bioglan Pharma Plc         1,536,272
     60,000   Biosearch Italia SpA+      2,495,861
    400,000   Forbes Medi-Tech,
                Inc.+                    1,168,193
    250,000   Galen Holdings Plc         3,177,513
     18,750   Galen Holdings Plc,
                ADR+                       904,688
    100,000   Karo Bio AB+               3,125,331
    337,350   Neurochem, Inc.+           1,989,967
    125,000   QLT PhotoTherapeutics,
                Inc.+                    3,500,000
     25,000   Rhein Biotech NV+          2,816,999
    322,500   Shire Pharmaceuticals
                Group Plc+               5,087,572
     53,000   Teva Pharmaceutical,
                ADR                      3,882,250
                                      ------------
                                        40,118,094
                                      ------------
    DRUG DELIVERY -- 1.3%
    170,000   SR Pharma Plc+             1,182,035
  1,844,000   Weston Medical Group
                Plc+                     7,251,788
                                      ------------
                                         8,433,823
                                      ------------
    MEDICAL DEVICES -- 1.7%
    695,724   Gyrus Group Plc+           3,451,249
     51,725   Jomed NV+                  2,840,104
     60,000   QIAGEN NV+                 2,180,358
     60,000   QIAGEN NV, ADR+            2,075,625
                                      ------------
                                        10,547,336
                                      ------------
    MEDICAL INFORMATION SYSTEMS -- 0.9%
     35,000   Lion Bioscience AG+        2,826,389
    300,000   PyroSequencing AB+         3,082,954
                                      ------------
                                         5,909,343
                                      ------------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $118,547,473)                  112,148,623
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
WARRANTS -- 0.0%#
  (Cost $0)
    DRUGS -- 0.0%#
      2,400   AVANT
                Immunotherapeutics,
                Inc., expires
                08/24/03+             $      8,325
                                      ------------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 1.7%
  (Cost $11,335,000)
$11,335,000   Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $11,342,494 on
                01/02/2001,
                collateralized by
                $8,265,000 U.S.
                Treasury Bond,
                9.000% maturing
                11/15/2018
                (value $11,563,247)   $ 11,335,000
                                      ------------

TOTAL INVESTMENTS
  (Cost $611,671,024*)     98.9%      634,973,439
OTHER ASSETS AND
  LIABILITIES (NET)         1.1         6,800,434
                          -----      ------------
NET ASSETS                100.0%     $641,773,873
                          =====      ============

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 93.6%
    AUSTRALIA -- 1.8%
   165,000    Foster's Brewing Group
                Ltd.                   $   433,285
   430,000    Qantas Airways Ltd.          848,790
                                       -----------
                                         1,282,075
                                       -----------
    CHINA/HONG KONG -- 3.1%
 2,500,000    Arcontech Corporation+       314,115
 3,000,000    Can Do Holdings Ltd.+        300,011
 1,760,000    Chaoda Modern
                Agriculture
                (Holdings) Ltd.+           288,831
 1,280,000    China Petroleum &
                Chemical Corporation+      201,854
    33,150    China Telecom (Hong
                Kong) Ltd.+                181,057
    15,000    chinadotcom
                Corporation, Class A+       67,500
    23,300    Hutchison Whampoa Ltd.       290,514
   172,000    Li & Fung Ltd.+              312,038
    90,000    MTR Corporation Ltd.+        158,083
     1,200    SINA.com, ADR+                 3,750
 5,600,000    Sun Television
                Cybernetworks
                Holdings Ltd.+             130,672
                                       -----------
                                         2,248,425
                                       -----------
    DENMARK -- 1.6%
    21,000    Vestas Wind Systems AS+    1,136,886
                                       -----------
    FINLAND -- 3.6%
    42,400    Nokia AB Oyj               1,891,145
    14,000    Sampo Insurance Oyj, A
                Shares                     755,895
                                       -----------
                                         2,647,040
                                       -----------
    FRANCE -- 13.7%
    11,000    Alcatel+                     624,904
    16,000    Aventis SA                 1,395,729
     5,825    AXA                          842,330
     9,750    Banque Nationale de
                Paris                      856,016
     4,600    Castorama Dubois SA        1,192,154
   135,000    Gemplus International
                SA+                      1,204,267
    17,300    Pechiney SA                  790,954

SHARES                                       VALUE
--------------------------------------------------
    FRANCE (CONTINUED)
    18,500    STMicroelectronics NV    $   807,775
    11,500    Total Fina SA, Class B     1,710,482
     9,750    Vivendi Universal SA+        641,783
                                       -----------
                                        10,066,394
                                       -----------
    GERMANY -- 0.7%
     9,600    Bayerische Hypo-Und
                Vereinsbank AG             543,568
                                       -----------
    ITALY -- 4.3%
   175,000    ENI SpA                    1,117,410
     5,040    Seat Pagine Gialle SpA        11,240
   105,000    Telecom Italia SpA         1,161,449
   160,000    UniCredito Italiano SpA      836,836
                                       -----------
                                         3,126,935
                                       -----------
    JAPAN -- 22.2%
     7,000    Aiful Corporation            571,291
   180,000    Asahi Bank Ltd.              612,491
       100    DDI Corporation              481,980
     5,000    Fanuc Ltd.                   339,836
     5,000    Fast Retailing Company
                Ltd.                       978,831
   150,000    Kajima Corporation           415,938
     1,700    Keyence Corporation          416,375
    25,000    Matsushita Electric
                Industrial Company
                Ltd.                       597,008
    13,700    Meitec Corporation           438,611
        50    Mizuho Holdings, Inc.        309,657
     3,000    Murata Manufacturing
                Company Ltd.               351,645
    35,000    NEC Corporation              639,871
    40,000    Nikko Securities
                Company Ltd.               309,657
   200,000    Nippon Steel
                Corporation                330,651
        85    Nippon Telegraph &
                Telephone Corporation      611,923
        70    NTT Mobile
                Communications
                Network, Inc.            1,206,263
     5,000    Promise Company Ltd.         354,269
     5,000    Rohm Company                 949,090
    19,000    Sony Corporation           1,312,981
    32,000    Sumitomo Bank Ltd.           328,341

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    36,000    Sumitomo Electric
                Industries             $   590,133
    65,000    Suzuki Motor
                Corporation                693,667
    16,000    Takeda Chemical
                Industries Ltd.            946,116
    35,000    The Bank of Tokyo-
                Mitsubishi Ltd.            348,102
    20,000    The Nomura Securities
                Company Ltd.               359,517
    50,000    Toshiba Corporation          334,150
    20,000    Toyota Motor
                Corporation                638,558
     4,500    Trend Micro, Inc.            325,534
    12,900    World Company Ltd.           487,474
                                       -----------
                                        16,279,960
                                       -----------
    NETHERLANDS -- 3.0%
    40,370    ABN AMRO Holdings NV         918,118
    16,000    ING Groep NV               1,278,241
                                       -----------
                                         2,196,359
                                       -----------
    SINGAPORE -- 0.4%
    40,600    Datacraft Asia Ltd.          191,632
    15,000    Venture Manufacturing
                Ltd.                       100,462
                                       -----------
                                           292,094
                                       -----------
    SOUTH KOREA -- 0.7%
     7,000    H&CB                         158,814
     1,046    Samsung Electronics          130,647
       700    SK Telecom Company
                Ltd.+                      140,000
     5,000    SK Telecom Company
                Ltd., ADR                  117,812
                                       -----------
                                           547,273
                                       -----------
    SPAIN -- 5.5%
         1    Banco Bilbao Vizcaya
                Argentaria SA                   15
    65,000    Banco Santander Central
                Hispano SA                 695,799
    46,000    Cortefiel SA                 764,533
    82,500    Sol Melia SA                 852,917

SHARES                                       VALUE
--------------------------------------------------
    SPAIN (CONTINUED)
   130,000    Telefonica Publicidad e
                Informacion SA+        $   695,799
    63,568    Telefonica SA+             1,050,550
                                       -----------
                                         4,059,613
                                       -----------
    SWEDEN -- 3.7%
    49,000    Eniro AB+                    493,167
    60,000    Ericsson (L.M.) AB,
                Class B+                   683,335
   100,000    Nordbanken Holding AB        757,495
    49,500    Skandia Forsakrings AB       804,985
                                       -----------
                                         2,738,982
                                       -----------
    SWITZERLAND -- 9.4%
     1,451    Adecco SA                    913,085
       375    Nestle SA                    874,514
       760    Novartis AG                1,343,328
       125    Roche Holdings AG          1,273,213
     7,800    UBS AG -- Registered       1,272,811
     2,000    Zurich Financial
                Services AG+             1,205,503
                                       -----------
                                         6,882,454
                                       -----------
    UNITED KINGDOM -- 19.9%
    40,000    Barclays Plc               1,239,305
   175,000    BBA Group Plc                968,207
   110,000    BG Group Plc                 430,946
    89,000    BP Amoco Plc                 718,641
    74,000    CGU Plc                    1,197,257
   200,000    Chubb Plc+                   472,515
   200,000    Kidde Plc+                   215,323
   500,000    Lattice Group Plc+         1,128,952
    80,000    Marconi Plc                  860,097
    67,000    Ocean Group Plc              951,759
    36,999    Pearson Plc                  879,661
    65,000    Prudential Plc             1,046,785
   105,833    Spirent Plc                  965,338
    90,000    Standard Chartered Plc     1,297,995
    60,000    United News & Media Plc      762,603
   400,000    Vodafone Group Plc         1,468,385
                                       -----------
                                        14,603,769
                                       -----------
TOTAL COMMON STOCKS
  (Cost $63,506,779)                   $68,651,827
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
PREFERRED STOCKS -- 2.5%
    GERMANY -- 2.5%
    17,000    Fresenius Medical Care
                AG                     $   814,113
       300    Porsche AG                   978,907
                                       -----------
                                         1,793,020
                                       -----------
TOTAL PREFERRED STOCKS
                    (Cost $1,395,688)   $1,793,020
                                       -----------
INVESTMENT COMPANY
  SECURITIES -- 0.3%
  (Cost $700,000)
    SOUTH KOREA -- 0.3%
    70,000    Korea Investment
                Corporation+               242,200
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.9%
  (Cost $1,397,000)
$1,397,000    Agreement with State
                Street Bank and Trust
                Company, 5.950% dated
                12/29/2000, to be
                repurchased at
                $1,397,924 on
                01/03/2001,
                collateralized by
                $1,065,000 U.S.
                Treasury Note, 8.125%
                maturing 08/15/2021
                (value $1,427,100)     $ 1,397,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $66,999,467*)       98.3%     $72,084,047
OTHER ASSETS AND
  LIABILITIES (NET)          1.7        1,254,742
                           -----      -----------
NET ASSETS                 100.0%     $73,338,789
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

ABBREVIATIONS:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Framlington International Growth Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banking and Financial
  Services..............     17.8%     $13,048,341
Telecommunications......     10.6        7,800,618
Electronics.............      9.6        7,043,952
Insurance...............      8.0        5,852,754
Drugs and Health Care...      6.8        4,958,386
Oil and Gas.............      5.7        4,179,332
Retail..................      4.0        2,935,519
Communication
  Services..............      3.9        2,869,915
Electric and Electrical
  Equipment.............      3.5        2,539,369
Holding Companies --
  Diversified...........      2.9        2,139,285
Printing and
  Publishing............      2.7        1,962,808
Software................      2.5        1,843,915
Air Travel..............      2.4        1,800,548
Diversified
  Industrial............      2.0        1,436,452
Food and Beverage.......      1.8        1,307,799
Automotive..............      1.8        1,332,225
Machinery...............      1.3          968,207
Private Placements......      1.2          913,085
Hotels..................      1.2          852,917

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Metal Processing........      1.1%     $   790,954
Apparel and Textiles....      0.7          487,474
Building and Building
  Materials.............      0.6          415,938
Steel...................      0.4          330,651
Real Estate.............      0.4          300,012
Distributors............      0.4          312,038
Transportation..........      0.2          158,083
Internet Content........      0.1           71,250
                            -----      -----------
TOTAL COMMON STOCKS.....     93.6       68,651,827
PREFERRED STOCKS........      2.5        1,793,020
INVESTMENT COMPANY
  SECURITIES............      0.3          242,200
REPURCHASE AGREEMENT....      1.9        1,397,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.3       72,084,047
OTHER ASSETS AND
  LIABILITIES (NET).....      1.7        1,254,742
                            -----      -----------
NET ASSETS..............    100.0%     $73,338,789
                            =====      ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          DIGITAL        MUNDER
                                                                BALANCED        BIO(TECH)(2)    ECONOMY        EQUITY INCOME
                                                                FUND            FUND            FUND           FUND
                                                                ------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................    $104,436,089     $7,060,341     $ 9,222,723    $199,317,020
    Repurchase Agreements...................................       7,477,000      1,559,000       2,747,000       2,337,000
                                                                ------------     ----------     -----------    ------------
Total Investments...........................................     111,913,089      8,619,341      11,969,723     201,654,020
Cash........................................................             933            435             238             147
Interest receivable.........................................         573,921            773           1,362           1,159
Dividends receivable........................................          40,019            177           5,758         287,442
Receivable for investment securities sold...................         130,452        --              144,386         --
Receivable for Fund shares sold.............................       2,904,450        901,407       1,202,814       1,078,237
Prepaid expenses and other assets...........................          27,101         39,440          45,478          35,525
                                                                ------------     ----------     -----------    ------------
      Total Assets..........................................     115,589,965      9,561,573      13,369,759     203,056,530
                                                                ------------     ----------     -----------    ------------
LIABILITIES:
Payable for Fund shares redeemed............................         452,162         16,974           6,439         520,353
Payable for investment securities purchased.................       1,466,583         44,721       1,811,942         --
Payable upon return of securities loaned....................      19,577,653        --              --            6,262,050
Investment advisory fee payable.............................          46,737          6,824           4,667         124,847
Administration fee payable..................................           8,384            535             615          13,657
Shareholder servicing fees payable..........................           4,467        --              --               21,135
Distribution fees payable...................................          37,696          3,904           4,081           9,743
Transfer agent fee payable..................................           5,792            746             880          76,623
Custodian fees payable......................................         --                 152           2,317           6,521
Accrued Trustees'/Directors' fees and expenses..............             320             10              20           2,918
Accrued expenses and other payables.........................          25,857          1,976              46         --
                                                                ------------     ----------     -----------    ------------
      Total Liabilities.....................................      21,625,651         75,842       1,831,007       7,037,847
                                                                ------------     ----------     -----------    ------------
NET ASSETS..................................................    $ 93,964,314     $9,485,731     $11,538,752    $196,018,683
                                                                ============     ==========     ===========    ============
Investments, at cost........................................    $111,717,495     $8,840,587     $12,100,824    $170,765,917
                                                                ============     ==========     ===========    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER         MUNDER
    FOCUS          GROWTH           MUNDER
    GROWTH         OPPORTUNITIES    INTERNATIONAL
    FUND           FUND             EQUITY FUND
-------------------------------------------------
    $17,435,720    $ 21,902,983     $200,859,574
      1,149,000         193,000        1,737,000
    -----------    -------------    ------------
     18,584,720      22,095,983      202,596,574
            932             920            1,736
            570              96              861
         11,246           6,656          264,596
         47,292         451,379          395,998
      1,264,177         482,842          116,988
         38,343          42,634           58,672
    -----------    -------------    ------------
     19,947,280      23,080,510      203,435,425
    -----------    -------------    ------------
         11,084         --             1,734,483
        935,867         356,294          --
        --              --            35,301,928
         11,354          13,389          106,494
          1,979           1,855           20,598
        --              --                19,143
          3,136           1,504            7,006
          4,476           2,944           65,899
         11,266         --                 7,180
             52         --                 1,886
         22,292           1,413          --
    -----------    -------------    ------------
      1,001,506         377,399       37,264,617
    -----------    -------------    ------------
    $18,945,774    $ 22,703,111     $166,170,808
    ===========    =============    ============
    $20,298,541    $ 20,314,414     $169,667,878
    ===========    =============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          REAL ESTATE
                                                                MICRO-CAP       MULTI-SEASON    EQUITY INVESTMENT
                                                                EQUITY FUND     GROWTH FUND     FUND
                                                                -------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................    $124,946,713    $505,588,050    $      62,848,874
    Repurchase Agreements...................................       1,164,000      17,114,000            1,274,000
                                                                ------------    ------------    -----------------
Total Investments...........................................     126,110,713     522,702,050           64,122,874
Cash........................................................             814             298                  888
Interest receivable.........................................             577           8,486                  632
Dividends receivable........................................         --              475,751              387,277
Receivable from Investment Advisor..........................         --              --                --
Receivable for investment securities sold...................         --            7,144,004           --
Receivable for Fund shares sold.............................         856,668       1,292,977              470,726
Unamortized organization costs..............................         --              --                --
Prepaid expenses and other assets...........................          44,285          63,982               37,093
                                                                ------------    ------------    -----------------
      Total Assets..........................................     127,013,057     531,687,548           65,019,490
                                                                ------------    ------------    -----------------
LIABILITIES:
Options written(a)..........................................         --              --                --
Payable for Fund shares redeemed............................       1,025,381       2,761,742              166,701
Payable for investment securities purchased.................         640,283       6,048,630            1,208,292
Payable upon return of securities loaned....................      14,250,788      12,992,800           --
Investment advisory fee payable.............................          92,778         324,689               38,532
Administration fee payable..................................          13,497          62,352                7,230
Shareholder servicing fees payable..........................           1,266          47,863                  388
Distribution fees payable...................................          52,804          45,764                4,162
Transfer agent fee payable..................................             421         240,859               24,133
Custodian fees payable......................................           8,437          26,669                8,919
Accrued Trustees'/Directors' fees and expenses..............             139           7,229                  951
Accrued expenses and other payables.........................         177,435         191,684               95,013
                                                                ------------    ------------    -----------------
      Total Liabilities.....................................      16,263,229      22,750,281            1,554,321
                                                                ------------    ------------    -----------------
NET ASSETS..................................................    $110,749,828    $508,937,267    $      63,465,169
                                                                ============    ============    =================
Investments, at cost........................................    $131,636,343    $407,506,868    $      60,799,914
                                                                ============    ============    =================

------------
(a) Munder Small-Cap Value Fund received premiums of $348,559.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------------
                                     MUNDER              MUNDER              MUNDER          MUNDER
     MUNDER         MUNDER           FRAMLINGTON         FRAMLINGTON         FRAMLINGTON     FRAMLINGTON
     SMALL-CAP      SMALL COMPANY    EMERGING MARKETS    GLOBAL FINANCIAL    HEALTHCARE      INTERNATIONAL GROWTH
     VALUE FUND     GROWTH FUND      FUND                SERVICES FUND       FUND            FUND
-----------------------------------------------------------------------------------------------------------------
     $62,745,287    $174,171,272     $  46,921,107       $    8,572,948      $623,638,439    $         70,687,047
       2,597,000         441,000         1,382,000             --              11,335,000               1,397,000
     -----------    -------------    ----------------    ----------------    ------------    --------------------
      65,342,287     174,612,272        48,303,107            8,572,948       634,973,439              72,084,047
             203             203             4,479              250,995         3,910,263                     266
           1,288             219               685             --                   5,620                     693
          76,723           7,508            48,433                7,814             3,887                  81,868
         --              --               --                     15,940           --                           90
       1,137,736       2,050,982           582,003               42,920         1,111,107             --
         398,712         723,648           598,175              353,539         7,543,810               1,724,039
         --              --                  1,004             --                     934                   5,652
          53,342          91,852            12,040               41,905           246,319                  13,223
     -----------    -------------    ----------------    ----------------    ------------    --------------------
      67,010,291     177,486,684        49,549,926            9,286,061       647,795,379              73,909,878
     -----------    -------------    ----------------    ----------------    ------------    --------------------
       51,297            --               --                   --                 --                  --
         591,687       2,529,511           287,588                  400         3,032,208                 442,590
       1,001,520         544,232          --                     98,412         1,791,819             --
       9,797,467      30,090,170          --                   --                 --                  --
          32,592          89,457            56,039                5,373           658,086                  61,244
         --               18,382             3,606                  743            53,007                   6,741
           1,765           6,885             5,789             --                     154                   3,037
           4,873          10,827             2,370                1,807           360,956             --
          40,036          90,569            33,958                1,866            19,408                  43,105
           1,993           5,105           113,442             --                  16,808                   4,129
           2,094           3,820               177             --                      88                      81
           6,506          13,596            29,978                  629            88,972                  10,162
     -----------    -------------    ----------------    ----------------    ------------    --------------------
      11,531,830      33,402,554           532,947              109,230         6,021,506                 571,089
     -----------    -------------    ----------------    ----------------    ------------    --------------------
     $55,478,461    $144,084,130     $  49,016,979       $    9,176,831      $641,773,873    $         73,338,789
     ===========    =============    ================    ================    ============    ====================
     $63,156,250    $188,817,733     $  62,434,597       $    7,534,574      $611,671,024    $         66,999,467
     ===========    =============    ================    ================    ============    ====================

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                           MUNDER
                                                              MUNDER        MUNDER         DIGITAL       MUNDER
                                                              BALANCED      BIO(TECH)(2)   ECONOMY       EQUITY INCOME
                                                              FUND          FUND           FUND          FUND
                                                              --------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $   (25,329)   $   (5,905)   $       992   $    286,756
Accumulated net realized gain/(loss) on investments sold....   (1,601,472)      (23,126)       (59,705)     5,629,383
Net unrealized appreciation/(depreciation) of investments...      195,594      (221,413)      (131,101)    30,888,103
Par value...................................................        8,966        10,763          1,278         14,608
Paid-in capital in excess of par value......................   95,386,555     9,725,412     11,727,288    159,199,833
                                                              -----------    ----------    -----------   ------------
                                                              $93,964,314    $9,485,731    $11,538,752   $196,018,683
                                                              ===========    ==========    ===========   ============
NET ASSETS:
Class A Shares..............................................  $18,659,676    $3,222,081    $ 3,760,111   $  6,706,248
                                                              ===========    ==========    ===========   ============
Class B Shares..............................................  $31,695,908    $3,976,748    $ 3,543,253   $  8,130,091
                                                              ===========    ==========    ===========   ============
Class C Shares..............................................  $16,674,318    $  --         $   --        $  3,476,011
                                                              ===========    ==========    ===========   ============
Class II Shares.............................................  $   --         $2,185,232    $ 3,666,134   $    --
                                                              ===========    ==========    ===========   ============
Class K Shares..............................................  $20,428,312    $        9    $         9   $ 96,254,698
                                                              ===========    ==========    ===========   ============
Class Y Shares..............................................  $ 6,506,100    $  101,661    $   569,245   $ 81,451,635
                                                              ===========    ==========    ===========   ============
SHARES OUTSTANDING:
Class A Shares..............................................    1,770,673       365,453        415,636        499,778
                                                              ===========    ==========    ===========   ============
Class B Shares..............................................    3,034,098       451,670        393,239        609,729
                                                              ===========    ==========    ===========   ============
Class C Shares..............................................    1,589,243       --             --             260,721
                                                              ===========    ==========    ===========   ============
Class II Shares.............................................      --            247,704        405,787        --
                                                              ===========    ==========    ===========   ============
Class K Shares..............................................    1,950,234             1              1      7,170,799
                                                              ===========    ==========    ===========   ============
Class Y Shares..............................................      621,347        11,511         62,856      6,067,113
                                                              ===========    ==========    ===========   ============
CLASS A SHARES:
Net asset value and redemption price per share..............       $10.54         $8.82          $9.05         $13.42
                                                              ===========    ==========    ===========   ============
Maximum sales charge........................................         5.50%         5.50%          5.50%          5.50%
Maximum offering price per share............................       $11.15         $9.33          $9.58         $14.20
                                                              ===========    ==========    ===========   ============
CLASS B SHARES:
Net asset value and offering price per share*...............       $10.45         $8.80          $9.01         $13.33
                                                              ===========    ==========    ===========   ============
CLASS C SHARES:
Net asset value and offering price per share*...............       $10.49           N/A            N/A         $13.33
                                                              ===========    ==========    ===========   ============
CLASS II SHARES:
Net assets value and offering price per share*..............          N/A         $8.82          $9.03            N/A
                                                              ===========    ==========    ===========   ============
Maximum sales charge........................................           --          1.00%          1.00%            --
Maximum offering price per share............................          N/A         $8.91          $9.12            N/A
                                                              ===========    ==========    ===========   ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................       $10.47         $8.83          $9.05         $13.42
                                                              ===========    ==========    ===========   ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................       $10.47         $8.83          $9.06         $13.43
                                                              ===========    ==========    ===========   ============

------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------
    MUNDER        MUNDER
    FOCUS         GROWTH          MUNDER
    GROWTH        OPPORTUNITIES   INTERNATIONAL
    FUND          FUND            EQUITY FUND
-----------------------------------------------
    $   (48,242)   $   (48,467)   $     82,561
         96,577        433,287       4,988,553
     (1,713,821)     1,781,569      32,929,064
          1,820         15,432          11,594
     20,609,440     20,521,290     128,159,036
    -----------    -----------    ------------
    $18,945,774    $22,703,111    $166,170,808
    ===========    ===========    ============
    $ 3,069,486    $ 2,112,659    $  8,715,915
    ===========    ===========    ============
    $ 1,920,852    $ 1,341,552    $  2,889,007
    ===========    ===========    ============
    $   --         $   --         $  3,570,364
    ===========    ===========    ============
    $ 2,686,917    $   652,245    $    --
    ===========    ===========    ============
    $   --         $   --         $ 88,292,420
    ===========    ===========    ============
    $11,268,519    $18,596,655    $ 62,703,102
    ===========    ===========    ============
        294,076        143,939         609,273
    ===========    ===========    ============
        184,917         89,159         201,881
    ===========    ===========    ============
        --             --              253,426
    ===========    ===========    ============
        259,117         44,543         --
    ===========    ===========    ============
        --             --            6,179,600
    ===========    ===========    ============
      1,081,936      1,265,591       4,349,766
    ===========    ===========    ============
         $10.44         $14.68          $14.31
    ===========    ===========    ============
           5.50%          5.50%           5.50%
         $11.05         $15.53          $15.14
    ===========    ===========    ============
         $10.39         $15.05          $14.31
    ===========    ===========    ============
            N/A            N/A          $14.09
    ===========    ===========    ============
         $10.37         $14.64             N/A
    ===========    ===========    ============
           1.00%          1.00%             --
         $10.47         $14.79             N/A
    ===========    ===========    ============
            N/A            N/A          $14.29
    ===========    ===========    ============
         $10.42         $14.69          $14.42
    ===========    ===========    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -----------------------------------------------
                                                                                            MUNDER
                                                              MUNDER         MUNDER         REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON   EQUITY INVESTMENT
                                                              EQUITY FUND    GROWTH FUND    FUND
                                                              -----------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $ (1,130,942)  $   (974,742)  $            (774)
Accumulated net realized gain/(loss) on investments sold....       874,967     28,105,933          (8,488,738)
Net unrealized appreciation/(depreciation) of investments...    (5,525,630)   115,195,182           3,322,960
Par value...................................................        50,477        290,096              49,682
Paid-in capital in excess of par value......................   116,480,956    366,320,798          68,582,039
                                                              ------------   ------------   -----------------
                                                              $110,749,828   $508,937,267   $      63,465,169
                                                              ============   ============   =================
NET ASSETS:
Class A Shares..............................................  $ 31,545,943   $ 58,283,963   $       3,037,333
                                                              ============   ============   =================
Class B Shares..............................................  $ 38,506,152   $ 30,946,767   $       3,814,642
                                                              ============   ============   =================
Class C Shares..............................................  $ 17,356,805   $  9,859,751   $         874,020
                                                              ============   ============   =================
Class II Shares.............................................  $    --        $    --        $      --
                                                              ============   ============   =================
Class K Shares..............................................  $  6,230,787   $222,558,400   $       1,874,949
                                                              ============   ============   =================
Class Y Shares..............................................  $ 17,110,141   $187,288,386   $      53,864,225
                                                              ============   ============   =================
SHARES OUTSTANDING:
Class A Shares..............................................     1,417,359      3,331,147             238,000
                                                              ============   ============   =================
Class B Shares..............................................     1,784,171      1,899,337             299,288
                                                              ============   ============   =================
Class C Shares..............................................       803,880        600,614              68,229
                                                              ============   ============   =================
Class II Shares.............................................       --             --               --
                                                              ============   ============   =================
Class K Shares..............................................       280,128     12,703,807             147,070
                                                              ============   ============   =================
Class Y Shares..............................................       762,140     10,474,653           4,215,653
                                                              ============   ============   =================
CLASS A SHARES:
Net asset value and redemption price per share..............        $22.26         $17.50              $12.76
                                                              ============   ============   =================
Maximum sales charge........................................          5.50%          5.50%               5.50%
Maximum offering price per share............................        $23.56         $18.52              $13.50
                                                              ============   ============   =================
CLASS B SHARES:
Net asset value and offering price per share*...............        $21.58         $16.29              $12.75
                                                              ============   ============   =================
CLASS C SHARES:
Net asset value and offering price per share*...............        $21.59         $16.42              $12.81
                                                              ============   ============   =================
CLASS II SHARES:
Net assets value and offering price per share*..............           N/A            N/A                 N/A
                                                              ============   ============   =================
Maximum sales charge........................................            --             --                  --
Maximum offering price per share............................           N/A            N/A                 N/A
                                                              ============   ============   =================
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $22.24         $17.52              $12.75
                                                              ============   ============   =================
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................        $22.45         $17.88              $12.78
                                                              ============   ============   =================

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                                  MUNDER             MUNDER             MUNDER         MUNDER
    MUNDER        MUNDER          FRAMLINGTON        FRAMLINGTON        FRAMLINGTON    FRAMLINGTON
    SMALL-CAP     SMALL COMPANY   EMERGING MARKETS   GLOBAL FINANCIAL   HEALTHCARE     INTERNATIONAL GROWTH
    VALUE FUND    GROWTH FUND     FUND               SERVICES FUND      FUND           FUND
-----------------------------------------------------------------------------------------------------------
    $   189,058   $   (584,931)   $    (257,024)     $      (60,215)    $ (3,911,086)  $         (1,384,047)
        767,156    (11,364,073)     (11,723,391)           (124,469)      18,038,233                806,635
      2,483,298    (14,205,461)     (14,132,343)          1,049,796       23,455,432              5,084,494
         40,744          9,373           57,190               7,857          222,819                 59,662
     51,998,205    170,229,222       75,072,547           8,303,862      603,968,475             68,772,045
    -----------   ------------    ----------------   ----------------   ------------   --------------------
    $55,478,461   $144,084,130    $  49,016,979      $    9,176,831     $641,773,873   $         73,338,789
    ===========   ============    ================   ================   ============   ====================
    $ 4,051,426   $ 12,104,637    $   1,991,725      $    1,617,368     $221,498,103   $          2,411,867
    ===========   ============    ================   ================   ============   ====================
    $ 3,826,761   $  7,184,983    $   1,762,433      $    1,220,097     $254,654,502   $          1,447,547
    ===========   ============    ================   ================   ============   ====================
    $ 1,913,892   $  3,081,771    $     467,845      $     --           $150,255,297   $            979,810
    ===========   ============    ================   ================   ============   ====================
    $   --        $    --         $    --            $      756,415     $    --        $        --
    ===========   ============    ================   ================   ============   ====================
    $ 9,502,211   $ 32,986,692    $  29,025,108      $     --           $    747,858   $          4,621,451
    ===========   ============    ================   ================   ============   ====================
    $36,184,171   $ 88,726,047    $  15,769,868      $    5,582,951     $ 14,618,113   $         63,878,114
    ===========   ============    ================   ================   ============   ====================
        297,161        782,368          229,882             138,514        7,546,774                196,431
    ===========   ============    ================   ================   ============   ====================
        284,569        504,543          207,534             104,314        8,937,478                120,644
    ===========   ============    ================   ================   ============   ====================
        142,691        212,648           55,477            --              5,278,494                 81,558
    ===========   ============    ================   ================   ============   ====================
        --             --              --                    64,561          --                 --
    ===========   ============    ================   ================   ============   ====================
        698,264      2,169,024        3,388,216            --                 25,509                377,415
    ===========   ============    ================   ================   ============   ====================
      2,651,672      5,704,301        1,837,919             478,347          493,673              5,190,121
    ===========   ============    ================   ================   ============   ====================
         $13.63         $15.47            $8.66              $11.68           $29.35                 $12.28
    ===========   ============    ================   ================   ============   ====================
           5.50%          5.50%            5.50%               5.50%            5.50%                  5.50%
         $14.42         $16.37            $9.16              $12.36           $31.06                 $12.99
    ===========   ============    ================   ================   ============   ====================
         $13.45         $14.24            $8.49              $11.70           $28.49                 $12.00
    ===========   ============    ================   ================   ============   ====================
         $13.41         $14.49            $8.43                 N/A           $28.47                 $12.01
    ===========   ============    ================   ================   ============   ====================
            N/A            N/A              N.A              $11.72              N/A                    N/A
    ===========   ============    ================   ================   ============   ====================
             --             --               --                1.00%              --                     --
            N/A            N/A              N/A              $11.83              N/A                    N/A
    ===========   ============    ================   ================   ============   ====================
         $13.61         $15.21            $8.57                 N/A           $29.32                 $12.25
    ===========   ============    ================   ================   ============   ====================
         $13.65         $15.55            $8.58              $11.67           $29.61                 $12.31
    ===========   ============    ================   ================   ============   ====================

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------------------
                                                                                               MUNDER
                                                                MUNDER         MUNDER          DIGITAL      MUNDER
                                                                BALANCED       BIO(TECH)(2)    ECONOMY      EQUITY INCOME
                                                                FUND           FUND            FUND         FUND
                                                                ---------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $   913,662      $  12,814     $  12,183     $   127,713
Dividends(a)................................................        159,563             43         6,929       1,763,357
Securities lending..........................................         28,686        --             --               3,795
                                                                -----------      ---------     ---------     -----------
      Total investment income...............................      1,101,911         12,857        19,112       1,894,865
                                                                -----------      ---------     ---------     -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         15,191            701           860           7,425
  Class B Shares............................................         89,689          2,568         2,176          24,189
  Class C Shares............................................         49,045        --             --               7,109
  Class II Shares...........................................        --               2,136         2,878         --
Shareholder servicing fees:
  Class K Shares............................................         28,930        --             --             134,380
Investment advisory fee.....................................        223,767          9,541         7,324         742,046
Administration fee..........................................         33,944            735           940          98,203
Transfer agent fee..........................................         11,649            746           446          49,043
Custodian fees..............................................         30,357            152         1,371          27,113
Legal and audit fees........................................          1,290             23            33           6,566
Trustees'/Directors' fees and expenses......................            678             10            20           3,242
Registration and filing fees................................         11,173          2,119         2,026          11,795
Other.......................................................         42,753             31            46          17,610
                                                                -----------      ---------     ---------     -----------
      Total Expenses........................................        538,466         18,762        18,120       1,128,721
                                                                -----------      ---------     ---------     -----------
NET INVESTMENT INCOME/(LOSS)................................        563,445         (5,905)          992         766,144
                                                                -----------      ---------     ---------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................        238,884        (16,130)      (59,705)      5,648,136
  Foreign currency transactions.............................        --              (6,996)       --             --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (1,387,570)      (221,246)     (131,101)     26,069,091
  Foreign currency and net other assets.....................        --                (167)       --             --
                                                                -----------      ---------     ---------     -----------
Net realized and unrealized gain/(loss) on investments......     (1,148,686)      (244,539)     (190,806)     31,717,227
                                                                -----------      ---------     ---------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $  (585,241)     $(250,444)    $(189,814)    $32,483,371
                                                                ===========      =========     =========     ===========

------------
(a) Net of foreign withholding taxes of $32, $864, $195 and $109,704, for Munder Balanced Fund, Munder Equity Income Fund, Munder Focus Growth Fund, and Munder International Equity Fund, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------
       MUNDER         MUNDER
       FOCUS          GROWTH           MUNDER
       GROWTH         OPPORTUNITIES    INTERNATIONAL
       FUND           FUND             EQUITY FUND
----------------------------------------------------
       $    25,199    $   28,041       $     90,611
            34,788        33,417          1,150,226
           --             --                171,632
       -----------    -------------    ------------
            59,987        61,458          1,412,469
       -----------    -------------    ------------
             2,049           861             13,099
             3,804         2,009             16,383
           --             --                 18,933
             3,481           983            --
           --             --                130,935
            62,374        67,834            723,569
             8,231         8,538             96,134
             3,393         3,753             47,960
            12,569        11,619             89,328
               368           307              8,311
               138           146              3,160
             4,390        13,607             11,514
             7,432           268             25,912
       -----------    -------------    ------------
           108,229       109,925          1,185,238
       -----------    -------------    ------------
           (48,242)      (48,467)           227,231
       -----------    -------------    ------------
           684,198       971,172          9,980,804
           --             --                 (2,117)
                  )
        (4,451,271       (60,710)       (39,996,553)
           --             --                    (68)
       -----------    -------------    ------------
        (3,767,019)      910,462        (30,018,654)
       -----------    -------------    ------------
       $(3,815,261)   $  861,995       $(29,791,423)
       ===========    =============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -----------------------------------------------------
                                                                                                    MUNDER
                                                                MUNDER            MUNDER            REAL ESTATE
                                                                MICRO-CAP         MULTI-SEASON      EQUITY INVESTMENT
                                                                EQUITY FUND       GROWTH FUND       FUND
                                                                -----------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $     82,496      $    490,384          $   64,330
Dividends(a)................................................          17,318         1,993,662           2,050,047
Securities lending..........................................          66,942             9,093            --
                                                                ------------      ------------          ----------
      Total investment income...............................         166,756         2,493,139           2,114,377
                                                                ------------      ------------          ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................          45,794            79,814               4,010
  Class B Shares............................................         219,544           167,099              16,921
  Class C Shares............................................          98,891            49,028               3,742
  Class II Shares...........................................         --                --                 --
Shareholder servicing fees:
  Class K Shares............................................           8,267           322,305               2,068
Investment advisory fee.....................................         637,292         2,805,076             238,064
Administration fee..........................................          63,483           288,852              31,989
Transfer agent fee..........................................          27,954           152,334              16,107
Custodian fees..............................................          24,236            70,414              11,410
Legal and audit fees........................................           2,585            23,488               2,093
Trustees'/Directors' fees and expenses......................           1,194             9,357               1,087
Amortization of organization costs..........................         --                --                 --
Registration and filing fees................................          18,274            13,798               8,111
Other.......................................................         150,184           116,453              43,759
                                                                ------------      ------------          ----------
      Total Expenses........................................       1,297,698         4,098,018             379,361
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................         --               (630,137)           --
                                                                ------------      ------------          ----------
Net Expenses................................................       1,297,698         3,467,881             379,361
                                                                ------------      ------------          ----------
NET INVESTMENT INCOME/(LOSS)................................      (1,130,942)         (974,742)          1,735,016
                                                                ------------      ------------          ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)..................................       1,439,779        54,172,885             974,358
  Foreign currency transactions.............................         --                --                 --
  Options Written...........................................         --                --                 --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (27,929,024)      (75,550,029)          2,328,966
  Foreign currency and net other assets.....................         --                --                 --
  Options Written...........................................         --                --                 --
                                                                ------------      ------------          ----------
Net realized and unrealized gain/(loss) on investments......     (26,489,245)      (21,377,144)          3,303,324
                                                                ------------      ------------          ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(27,620,187)     $(22,351,886)         $5,038,340
                                                                ============      ============          ==========

------------
(a) Net of foreign withholding taxes of $742, $23,310, $2,017, $1,580 and $29,108 for Munder Multi-Season Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $5,074 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------------------------------
                                    MUNDER            MUNDER              MUNDER         MUNDER
       MUNDER       MUNDER          FRAMLINGTON       FRAMLINGTON         FRAMLINGTON    FRAMLINGTON
       SMALL-CAP    SMALL COMPANY   EMERGING MARKET   GLOBAL FINANCIAL    HEALTHCARE     INTERNATIONAL GROWTH
       VALUE FUND   GROWTH FUND     FUND              SERVICES FUND       FUND           FUND
-------------------------------------------------------------------------------------------------------------
       $   68,285   $    141,380     $     81,785       $      9,799      $    904,331       $     52,473
          540,082         95,692          239,767             34,107            96,569            230,725
           16,689        203,160           12,945           --                 100,340             11,862
       ----------   ------------     ------------       ------------      ------------       ------------
          625,056        440,232          334,497             43,906         1,101,240            295,060
       ----------   ------------     ------------       ------------      ------------       ------------
            4,310         20,831            3,556              1,179           213,803              3,576
           15,241         41,229           12,035              2,620           970,523              7,503
            7,178         15,968            3,033              1,717           626,548              5,084
           --            --              --                 --                 --               --
           14,866         57,011           44,457           --                     780              3,882
          197,422        681,506          362,029             25,661         2,444,746            387,945
           26,789         90,787           27,543              3,226           239,447             36,745
           19,685         53,292           23,479              1,614           120,744             27,713
           14,211         34,914          129,644             17,716            98,637             83,314
            2,894          7,665            2,330                140             6,521              1,550
            1,544          3,932              795                 50             3,106                893
           --            --                   928           --                     736              3,188
           11,625         11,093           18,658             10,848           101,891             17,592
           --              6,935            9,743              1,472            88,675             10,870
       ----------   ------------     ------------       ------------      ------------       ------------
          315,765      1,025,163          638,230             66,243         4,916,157            589,855
           --            --               (46,328)           (17,016)          --                     (90)
       ----------   ------------     ------------       ------------      ------------       ------------
          315,765      1,025,163          591,902             49,227         4,916,157            589,765
       ----------   ------------     ------------       ------------      ------------       ------------
          309,291       (584,931)        (257,405)            (5,321)       (3,814,917)          (294,705)
       ----------   ------------     ------------       ------------      ------------       ------------
        2,892,014     (5,635,312)      (5,821,718)           (15,921)       31,221,670          1,229,737
           --            --              (112,300)           (25,909)         (305,738)          (248,948)
          315,541        --              --                 --                 --               --
        2,515,234    (29,219,924)     (16,685,070)           693,570       (27,435,770)       (13,325,151)
           --            --                (1,959)            12,234           142,691             (3,996)
          234,467        --              --                 --                 --               --
       ----------   ------------     ------------       ------------      ------------       ------------
        5,957,256    (34,855,236)     (22,621,047)           663,974         3,622,853        (12,348,358)
       ----------   ------------     ------------       ------------      ------------       ------------
       $6,266,547   $(35,440,167)    $(22,878,452)      $    658,653      $   (192,064)      $(12,643,063)
       ==========   ============     ============       ============      ============       ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            -------------------------------------------------------
                                                                                         MUNDER        MUNDER
                                                            MUNDER        MUNDER         DIGITAL       EQUITY
                                                            BALANCED      BIO(TECH)(2)   ECONOMY       INCOME
                                                            FUND          FUND(A)        FUND(B)       FUND
                                                            -------------------------------------------------------
Net investment income/(loss)..............................  $   563,445    $   (5,905)   $       992   $    766,144
Net realized gain/(loss) on investments sold..............      238,884       (23,126)       (59,705)     5,648,136
Net change in unrealized appreciation/(depreciation) of
  investments.............................................   (1,387,570)     (221,413)      (131,101)    26,069,091
                                                            -----------    ----------    -----------   ------------
Net increase/(decrease) in net assets resulting from
  operations..............................................     (585,241)     (250,444)      (189,814)    32,483,371
Dividends to shareholders from net investment income:
      Class A Shares......................................     (135,079)      --             --             (13,095)
      Class B Shares......................................     (125,676)      --             --                (640)
      Class C Shares......................................      (63,149)      --             --                (179)
      Class II Shares.....................................      --            --             --             --
      Class K Shares......................................     (200,593)      --             --            (245,982)
      Class Y Shares......................................      (64,891)      --             --            (272,379)
Distributions to shareholders from net realized gains:
      Class A Shares......................................   (1,716,485)      --             --            (214,268)
      Class B Shares......................................   (2,489,980)      --             --            (161,890)
      Class C Shares......................................   (1,344,702)      --             --             (45,035)
      Class II Shares.....................................      --            --             --             --
      Class K Shares......................................   (3,100,742)      --             --          (4,067,360)
      Class Y Shares......................................     (811,211)      --             --          (2,868,122)
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares......................................   14,576,857     3,321,688      3,832,990        840,591
      Class B Shares......................................   25,023,016     3,998,358      3,563,563      3,511,748
      Class C Shares......................................   13,106,136       --             --           2,189,663
      Class II Shares.....................................      --          2,304,251      3,713,402        --
      Class K Shares......................................     (117,710)           10             10    (27,151,656)
      Class Y Shares......................................    1,933,278       111,868        618,601     (1,812,984)
                                                            -----------    ----------    -----------   ------------
Net increase/(decrease) in net assets.....................   43,883,829     9,485,731     11,538,752      2,171,783
NET ASSETS:
Beginning of period.......................................   50,080,485       --             --         193,846,900
                                                            -----------    ----------    -----------   ------------
End of period.............................................  $93,964,314    $9,485,731    $11,538,752   $196,018,683
                                                            ===========    ==========    ===========   ============
Undistributed net investment income (loss)................  $   (25,329)   $   (5,905)   $       992   $    286,756
                                                            ===========    ==========    ===========   ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER         MUNDER           MUNDER
    FOCUS          GROWTH           INTERNATIONAL
    GROWTH         OPPORTUNITIES    EQUITY
    FUND           FUND             FUND
-------------------------------------------------
    $   (48,242)    $   (48,467)    $    227,231
        684,198         971,172        9,977,967
     (4,451,217)        (60,710)     (39,996,621)
    -----------     -----------     ------------
     (3,815,261)        861,995      (29,791,423)
        --              --                (6,774)
        --              --               --
        --              --               --
        --              --               --
        --              --               (57,423)
        --              --               (80,473)
       (145,481)        (73,050)        (844,271)
        (77,116)        (36,315)        (229,382)
        --              --              (289,121)
        (66,431)        (20,733)         --
        --              --            (7,860,594)
       (957,621)     (1,720,538)      (5,201,663)
      3,688,217       2,120,087          304,975
      2,275,485       1,350,043          436,623
        --              --               474,903
      2,989,516         658,244          --
        --              --            (6,303,258)
      1,807,080       6,539,639         (800,587)
    -----------     -----------     ------------
      5,698,388       9,679,372      (50,248,468)
     13,247,386      13,023,739      216,419,276
    -----------     -----------     ------------
    $18,945,774     $22,703,111     $166,170,808
    ===========     ===========     ============
    $   (48,242)    $   (48,467)    $     82,561
    ===========     ===========     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------
                                                                                             MUNDER
                                                              MUNDER         MUNDER          REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON    EQUITY
                                                              EQUITY         GROWTH          INVESTMENT
                                                              FUND           FUND            FUND
                                                              ------------------------------------------
Net investment income/(loss)................................  $ (1,130,942)  $    (974,742)  $ 1,735,016
Net realized gain/(loss) on investments sold................     1,439,779      54,172,885       974,358
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (27,929,024)    (75,550,029)    2,328,966
                                                              ------------   -------------   -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   (27,620,187)    (22,351,886)    5,038,340
Dividends to shareholders from net investment income:
      Class A Shares........................................       --             --             (81,531)
      Class B Shares........................................       --             --             (76,641)
      Class C Shares........................................       --             --             (17,399)
      Class II Shares.......................................       --             --             --
      Class K Shares........................................       --             --             (43,833)
      Class Y Shares........................................       --             --          (1,516,386)
Distributions to shareholders from net realized gains:
      Class A Shares........................................    (1,478,710)     (7,125,386)      --
      Class B Shares........................................    (1,749,623)     (4,094,226)      --
      Class C Shares........................................      (785,664)     (1,153,653)      --
      Class II Shares.......................................       --             --             --
      Class K Shares........................................      (256,589)    (28,538,641)      --
      Class Y Shares........................................      (794,408)    (23,294,066)      --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................     4,714,896       2,404,247      (887,809)
      Class B Shares........................................     4,556,175          37,571       351,906
      Class C Shares........................................     1,955,974       1,277,064       166,042
      Class II Shares.......................................       --             --             --
      Class K Shares........................................     1,555,238     (19,363,839)      570,711
      Class Y Shares........................................      (506,189)    (31,889,970)   (4,607,815)
                                                              ------------   -------------   -----------
Net increase/(decrease) in net assets.......................   (20,409,087)   (134,092,785)   (1,104,415)
NET ASSETS:
Beginning of period.........................................   131,158,915     643,030,052    64,569,584
                                                              ------------   -------------   -----------
End of period...............................................  $110,749,828   $ 508,937,267   $63,465,169
                                                              ============   =============   ===========
Undistributed net investment income (loss)..................  $ (1,130,942)  $    (974,742)  $      (774)
                                                              ============   =============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                                                   MUNDER
                   MUNDER          MUNDER          FRAMLINGTON                    MUNDER
    MUNDER         SMALL           FRAMLINGTON     GLOBAL         MUNDER          FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        FINANCIAL      FRAMLINGTON     INTERNATIONAL
    VALUE          GROWTH          MARKETS         SERVICES       HEALTHCARE      GROWTH
    FUND           FUND            FUND            FUND           FUND            FUND
-----------------------------------------------------------------------------------------------
    $   309,291    $   (584,931)   $   (257,405)   $   (5,321)    $ (3,814,917)   $   (294,705)
      3,207,555      (5,635,312)     (5,934,018)      (41,830)      30,915,932         980,789
      2,749,701     (29,219,924)    (16,687,029)      705,804      (27,293,079)    (13,329,147)
    -----------    ------------    ------------    ----------     ------------    ------------
      6,266,547     (35,440,167)    (22,878,452)      658,653         (192,064)    (12,643,063)
         (8,039)        --               (9,765)       (9,157)         --              --
         (1,744)        --              --             (1,284)         --              --
           (845)        --              --             --              --              --
        --              --              --             (1,021)         --              --
        (28,311)        --             (120,955)       --              --              --
       (105,515)        --             (171,322)      (49,276)         --              --
        --             (816,118)        --             --           (5,358,075)       (226,525)
        --             (464,655)        --             --           (6,049,241)       (116,685)
        --             (182,904)        --             --           (3,725,150)        (72,054)
        --              --              --             --              --              --
        --           (2,269,468)        --             --              (18,502)       (219,882)
        --           (5,438,631)        --             --             (385,984)     (5,329,934)
        180,376        (650,484)       (807,192)    1,545,044      150,538,302         918,905
        729,164         824,590        (350,269)    1,168,615      157,186,870         189,718
        472,311         538,213        (115,597)       --           75,907,561          81,820
        --              --              --            729,678          --              --
     (7,353,417)    (10,943,280)      1,596,676        --              386,541       2,479,322
        351,632      (7,236,843)      3,354,394       669,346       (2,348,878)      7,051,746
    -----------    ------------    ------------    ----------     ------------    ------------
        502,159     (62,079,747)    (19,502,482)    4,710,598      365,941,380      (7,886,632)
     54,976,302     206,163,877      68,519,461     4,466,233      275,832,493      81,225,421
    -----------    ------------    ------------    ----------     ------------    ------------
    $55,478,461    $144,084,130    $ 49,016,979    $9,176,831     $641,773,873    $ 73,338,789
    ===========    ============    ============    ==========     ============    ============
    $   189,058    $   (584,931)   $   (257,024)   $  (60,215)    $ (3,911,086)   $ (1,384,047)
    ===========    ============    ============    ==========     ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            -----------------------------------------------------------
                                                                           MUNDER          MUNDER         MUNDER
                                                            MUNDER         EQUITY          FOCUS          GROWTH
                                                            BALANCED       INCOME          GROWTH         OPPORTUNITIES
                                                            FUND           FUND            FUND           FUND
                                                            -----------------------------------------------------------
Net investment income/(loss)..............................  $   508,659    $  2,758,759    $   (44,642)    $   (28,202)
Net realized gain/(loss) on investments sold..............   11,883,004      10,054,573        793,643       1,355,201
Net change in unrealized appreciation/(depreciation)
  of investments..........................................   (3,660,424)    (50,766,777)     1,262,977       1,481,757
                                                            -----------    ------------    -----------     -----------
Net increase/(decrease) in net assets resulting from
  operations..............................................    8,731,239     (37,953,445)     2,011,978       2,808,756
Dividends to shareholders from net investment income:
      Class A Shares......................................      (35,509)        (74,773)       --              --
      Class B Shares......................................      (23,649)        (20,833)       --              --
      Class C Shares......................................       (8,353)         (6,318)       --              --
      Class K Shares......................................     (309,704)     (2,014,101)       --              --
      Class Y Shares......................................      (94,012)       (493,800)       --              --
Distributions to shareholders from net realized gains:
      Class A Shares......................................     (439,740)       (226,313)       --              --
      Class B Shares......................................     (640,901)       (142,947)       --              --
      Class C Shares......................................     (124,756)        (52,897)       --              --
      Class K Shares......................................   (6,544,611)     (7,199,657)       --              --
      Class Y Shares......................................   (1,916,915)     (1,232,719)      (652,272)        (70,348)
Distributions to shareholders in excess of net investment
  income:
      Class A Shares......................................       (4,898)        (10,170)       --              --
      Class B Shares......................................         (567)        --             --              --
      Class C Shares......................................       (2,150)        --             --              --
      Class K Shares......................................      --              --             --              --
      Class Y Shares......................................      --              (75,525)       --              --
Distributions to shareholders from capital:
      Class A Shares......................................      --              --             --              --
      Class B Shares......................................      --              --             --              --
      Class C Shares......................................      --              --             --              --
      Class K Shares......................................      --              --             --              --
      Class Y Shares......................................      --              --             --              --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares......................................    4,577,335         900,040        100,264          10,000
      Class B Shares......................................    7,531,586       1,129,629        --              --
      Class C Shares......................................    4,692,180         (27,739)       --              --
      Class K Shares......................................   (2,272,713)    (57,012,953)       --              --
      Class Y Shares......................................   (9,815,949)     42,985,298     (1,223,297)      6,841,124
                                                            -----------    ------------    -----------     -----------
Net increase/(decrease) in net assets.....................    3,297,913     (61,529,223)       236,673       9,589,532
NET ASSETS:
Beginning of period.......................................   46,782,572     255,376,123     13,010,713       3,434,207
                                                            -----------    ------------    -----------     -----------
End of period.............................................  $50,080,485    $193,846,900    $13,247,386     $13,023,739
                                                            ===========    ============    ===========     ===========
Undistributed net investment income/(loss)................  $       614    $     52,887    $   --          $   --
                                                            ===========    ============    ===========     ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------
                                                   MUNDER                        MUNDER
    MUNDER          MUNDER                         REAL ESTATE    MUNDER         SMALL
    INTERNATIONAL   MICRO-CAP      MUNDER          EQUITY         SMALL-CAP      COMPANY
    EQUITY          EQUITY         MULTI-SEASON    INVESTMENT     VALUE          GROWTH
    FUND            FUND           GROWTH FUND     FUND           FUND           FUND
----------------------------------------------------------------------------------------------
    $  3,329,619    $ (1,291,054)  $    (860,116)  $  3,379,863   $    368,799   $  (1,968,949)
      27,461,775      12,536,936      61,239,228     (7,516,109)     1,342,783      70,138,282
      16,738,375      12,596,649     (64,867,915)     2,964,104    (15,885,954)    (28,128,105)
    ------------    ------------   -------------   ------------   ------------   -------------
      47,529,769      23,842,531      (4,488,803)    (1,172,142)   (14,174,372)     40,041,228
        (116,429)        --             --             (138,385)       (12,386)       --
         (18,966)        --             --             (151,331)       --             --
         (26,336)        --             --              (32,662)       --             --
      (1,812,979)        --             --              (75,780)      (127,248)       --
      (1,508,735)        --             --           (2,985,444)      (234,280)       --
        (572,043)        --           (2,340,098)       --             --             --
        (157,754)        --           (6,210,187)       --             --             --
        (224,004)        --             (814,812)       --             --             --
     (10,135,297)        --          (18,930,585)       --             --             --
      (8,856,940)        --          (18,414,803)       --             --             --
         --              --             --              --              (3,268)       --
          (8,177)        --             --              --              (2,012)       --
         (10,710)        --             --              --              (1,274)       --
         --              --             --              --             --             --
         --              --             --              --             --             --
         --              --             --              (29,506)       --             --
         --              --             --              (38,833)       --             --
         --              --             --               (8,413)       --             --
         --              --             --              (16,784)       --             --
         --              --             --             (606,058)       --             --
      (6,263,646)     22,212,863      17,543,143        332,659     (1,994,086)    (13,216,788)
       1,968,885      24,574,121     (54,309,385)    (1,619,922)      (296,282)     (1,872,066)
       1,635,842      11,793,031      (1,921,670)      (472,776)      (348,853)     (1,054,201)
       1,373,389       2,043,407     (26,479,278)      (794,287)   (50,818,873)    (77,139,139)
     (30,401,418)     (3,578,407)    (44,890,219)    (8,871,294)   (22,061,030)    (66,076,243)
    ------------    ------------   -------------   ------------   ------------   -------------
      (7,605,549)     80,887,546    (161,256,697)   (16,680,958)   (90,073,964)   (119,317,209)
     224,024,825      50,271,369     804,286,749     81,250,542    145,050,266     325,481,086
    ------------    ------------   -------------   ------------   ------------   -------------
    $216,419,276    $131,158,915   $ 643,030,052   $ 64,569,584   $ 54,976,302   $ 206,163,877
    ============    ============   =============   ============   ============   =============
    $    --         $    --        $    --         $    --        $     24,221   $    --
    ============    ============   =============   ============   ============   =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                            -------------------------------------------------------------
                                                            MUNDER        MUNDER                            MUNDER
                                                            FRAMLINGTON   FRAMLINGTON        MUNDER         FRAMLINGTON
                                                            EMERGING      GLOBAL FINANCIAL   FRAMLINGTON    INTERNATIONAL
                                                            MARKETS       SERVICES           HEALTHCARE     GROWTH
                                                            FUND          FUND               FUND           FUND
                                                            -------------------------------------------------------------
Net investment income/(loss)............................... $    15,919      $   45,084      $ (1,167,276)   $  (101,513)
Net realized gain/(loss) on investments sold...............   8,173,068         (53,838)        4,318,637     10,765,233
Net change in unrealized appreciation/(depreciation)
  of investments...........................................  (4,683,267)        280,902        52,229,185      8,158,721
                                                            -----------      ----------      ------------    -----------
Net increase/(decrease) in net assets resulting from
  operations...............................................   3,505,720         272,148        55,380,546     18,822,441
Dividends to shareholders from net investment income:
      Class A Shares.......................................     --             --                 --              (9,646)
      Class B Shares.......................................     --             --                 --             --
      Class C Shares.......................................     --             --                 --             --
      Class K Shares.......................................     --             --                 --             (11,891)
      Class Y Shares.......................................     --              (62,820)          --            (527,869)
Distributions to shareholders from net realized gains:
      Class A Shares.......................................     --             --                 --             (67,545)
      Class B Shares.......................................     --             --                 --             (25,644)
      Class C Shares.......................................     --             --                 --             (15,041)
      Class K Shares.......................................     --             --                 --             (80,150)
      Class Y Shares.......................................     --             --                 --          (2,455,084)
Distributions to shareholders in excess of net investment
  income:
      Class A Shares.......................................     --             --                 --              (5,901)
      Class B Shares.......................................     --             --                 --             --
      Class C Shares.......................................     --             --                 --             --
      Class K Shares.......................................     --             --                 --              (7,274)
      Class Y Shares.......................................     --             --                 --            (322,954)
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares.......................................   2,792,395           7,500        61,506,019     (1,956,763)
      Class B Shares.......................................   2,019,479        --              75,598,289        989,607
      Class C Shares.......................................     364,796        --              64,685,212        919,821
      Class K Shares.......................................   2,839,507        --                 199,401        581,615
      Class Y Shares.......................................     123,775       1,302,218         1,383,775       (962,967)
                                                            -----------      ----------      ------------    -----------
Net increase/(decrease) in net assets......................  11,645,672       1,519,046       258,753,242     14,864,755
NET ASSETS:
Beginning of period........................................  56,873,789       2,947,187        17,079,251     66,360,666
                                                            -----------      ----------      ------------    -----------
End of period.............................................. $68,519,461      $4,466,233      $275,832,493    $81,225,421
                                                            ===========      ==========      ============    ===========
Undistributed net investment income/(loss)................. $   302,423      $    5,844      $    (96,169)   $(1,089,342)
                                                            ===========      ==========      ============    ===========

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------------------
                                                                                           MUNDER       MUNDER
                                                              MUNDER        MUNDER         DIGITAL      EQUITY
                                                              BALANCED      BIO(TECH)(2)   ECONOMY      INCOME
                                                              FUND          FUND(A)        FUND(B)      FUND
                                                              ------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $16,181,280    $3,552,034    $3,928,385   $  6,386,092
Issued as reinvestment of dividends.........................    1,531,655       --             --            160,245
Redeemed....................................................   (3,136,178)     (230,346)      (95,395)    (5,705,746)
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $14,576,757    $3,321,688    $3,832,990   $    840,591
                                                              ===========    ==========    ==========   ============
CLASS B SHARES:
Sold........................................................  $26,764,435    $4,060,758    $3,723,395   $  4,780,996
Issued as reinvestment of dividends.........................    1,882,448       --             --            104,374
Redeemed....................................................   (3,623,867)      (62,400)     (159,832)    (1,373,622)
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $25,023,016    $3,998,358    $3,563,563   $  3,511,748
                                                              ===========    ==========    ==========   ============
CLASS C SHARES:
Sold........................................................  $14,942,296    $  --         $   --       $  2,584,733
Issued as reinvestment of dividends.........................      902,126       --             --             29,168
Redeemed....................................................   (2,738,286)      --             --           (424,238)
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $13,106,136    $  --         $   --       $  2,189,663
                                                              ===========    ==========    ==========   ============
CLASS II SHARES:
Sold........................................................  $   --         $2,703,725    $3,751,160   $    --
Issued as reinvestment of dividends.........................      --            --             --            --
Redeemed....................................................      --           (399,474)      (37,758)       --
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $   --         $2,304,251    $3,713,402   $    --
                                                              ===========    ==========    ==========   ============
CLASS K SHARES:
Sold........................................................  $ 4,818,702    $       10    $       10   $  5,349,832
Issued as reinvestment of dividends.........................        6,370       --             --              1,076
Redeemed....................................................   (4,942,782)      --             --        (32,502,564)
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $  (117,710)   $       10    $       10   $(27,151,656)
                                                              ===========    ==========    ==========   ============
CLASS Y SHARES:
Sold........................................................  $ 2,784,162    $  111,868    $  622,301   $  7,135,743
Issued as reinvestment of dividends.........................       76,082       --             --            398,681
Redeemed....................................................     (926,965)      --             (3,700)    (9,347,408)
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $ 1,933,279    $  111,868    $  618,601   $ (1,812,984)
                                                              ===========    ==========    ==========   ============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Focus Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

(d) The Munder Growth Opportunities Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------
    MUNDER        MUNDER          MUNDER
    FOCUS         GROWTH          INTERNATIONAL
    GROWTH        OPPORTUNITIES   EQUITY
    FUND(C)       FUND(D)         FUND
-----------------------------------------------
    $ 3,655,158    $ 2,225,298    $ 116,474,923
        126,577         65,866          482,512
        (93,518)      (171,077)    (116,652,460)
    -----------    -----------    -------------
    $ 3,688,217    $ 2,120,087    $     304,975
    ===========    ===========    =============
    $ 2,352,857    $ 1,427,901    $   9,689,436
         58,925         28,698          243,557
       (136,297)      (106,556)      (9,496,370)
    -----------    -----------    -------------
    $ 2,275,485    $ 1,350,043    $     436,623
    ===========    ===========    =============
    $   --         $   --         $   2,835,388
        --             --                85,388
        --             --            (2,445,873)
    -----------    -----------    -------------
    $   --         $   --         $     474,903
    ===========    ===========    =============
    $ 3,618,291    $   666,944    $    --
         32,175        --              --
       (660,950)        (8,700)        --
    -----------    -----------    -------------
    $ 2,989,516    $   658,244    $    --
    ===========    ===========    =============
    $   --         $   --         $  10,562,511
        --             --                 5,861
        --             --           (16,871,630)
    -----------    -----------    -------------
    $   --         $   --         $  (6,303,258)
    ===========    ===========    =============
    $ 2,453,714    $ 7,229,868    $   6,602,800
        867,697        748,720          274,250
     (1,514,331)    (1,438,949)      (7,677,637)
    -----------    -----------    -------------
    $ 1,807,080    $ 6,539,639    $    (800,587)
    ===========    ===========    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------
                                                                                            MUNDER
                                                              MUNDER         MUNDER         REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON   EQUITY
                                                              EQUITY         GROWTH         INVESTMENT
                                                              FUND           FUND           FUND
                                                              ------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $ 29,352,419   $ 58,748,638   $  2,762,162
Issued as reinvestment of dividends.........................     1,073,731      4,237,671         46,259
Redeemed....................................................   (25,711,254)   (60,582,062)    (3,696,230)
                                                              ------------   ------------   ------------
Net increase/(decrease).....................................  $  4,714,896   $  2,404,247   $   (887,809)
                                                              ============   ============   ============
CLASS B SHARES:
Sold........................................................  $  9,935,006   $  4,641,606   $  1,069,141
Issued as reinvestment of dividends.........................       929,630      1,918,893         21,867
Redeemed....................................................    (6,308,461)    (6,522,928)      (739,102)
                                                              ------------   ------------   ------------
Net increase/(decrease).....................................  $  4,556,175   $     37,571   $    351,906
                                                              ============   ============   ============
CLASS C SHARES:
Sold........................................................  $  4,640,608   $  4,064,705   $    434,177
Issued as reinvestment of dividends.........................       389,203        262,631          9,038
Redeemed....................................................    (3,073,837)    (3,050,272)      (277,173)
                                                              ------------   ------------   ------------
Net increase................................................  $  1,955,974   $  1,277,064   $    166,042
                                                              ============   ============   ============
CLASS II SHARES:
Sold........................................................  $    --        $    --        $    --
Issued as reinvestment of dividends.........................       --             --             --
Redeemed....................................................       --             --             --
                                                              ------------   ------------   ------------
Net increase/(decrease).....................................  $    --        $    --        $    --
                                                              ============   ============   ============
CLASS K SHARES:
Sold........................................................  $  1,912,984   $ 27,287,445   $    688,117
Issued as reinvestment of dividends.........................        10,400        193,580        --
Redeemed....................................................      (368,056)   (46,844,864)      (117,406)
                                                              ------------   ------------   ------------
Net increase/(decrease).....................................  $  1,555,238   $(19,363,839)  $    570,711
                                                              ============   ============   ============
CLASS Y SHARES:
Sold........................................................  $  2,153,773   $ 29,600,016   $  2,510,023
Issued as reinvestment of dividends.........................       487,024      1,210,652        327,236
Redeemed....................................................    (3,146,986)   (62,700,638)    (7,445,074)
                                                              ------------   ------------   ------------
Net increase/(decrease).....................................  $   (506,189)  $(31,889,970)  $ (4,607,815)
                                                              ============   ============   ============

------------
(a) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------
                  MUNDER         MUNDER         MUNDER                            MUNDER
    MUNDER        SMALL          FRAMLINGTON    FRAMLINGTON        MUNDER         FRAMLINGTON
    SMALL-CAP     COMPANY        EMERGING       GLOBAL FINANCIAL   FRAMLINGTON    INTERNATIONAL
    VALUE         GROWTH         MARKETS        SERVICES           HEALTHCARE     GROWTH
    FUND          FUND           FUND           FUND(A)            FUND           FUND
-----------------------------------------------------------------------------------------------
    $ 1,226,901   $ 71,005,099   $ 18,023,927     $ 1,594,954      $208,554,022   $ 57,447,774
          6,679        548,488          8,209           7,734         3,895,492        111,039
     (1,053,204)   (72,204,071)   (18,839,328)        (57,644)      (61,911,212)   (56,639,908)
    -----------   ------------   ------------     -----------      ------------   ------------
    $   180,376   $   (650,484)  $   (807,192)    $ 1,545,044      $150,538,302   $    918,905
    ===========   ============   ============     ===========      ============   ============
    $ 1,641,174   $  2,094,315   $    455,898     $ 1,257,888      $178,181,344   $    362,112
            671        171,660        --                1,093         3,952,768         83,258
       (912,681)    (1,441,385)      (806,167)        (90,366)      (24,947,242)      (255,652)
    -----------   ------------   ------------     -----------      ------------   ------------
    $   729,164   $    824,590   $   (350,269)    $ 1,168,615      $157,186,870   $    189,718
    ===========   ============   ============     ===========      ============   ============
    $   596,845   $  1,091,854   $    135,203     $  --            $101,028,276   $  3,918,142
            305         68,039        --             --               2,365,186         62,091
       (124,839)      (621,680)      (250,800)       --             (27,485,901)    (3,898,413)
    -----------   ------------   ------------     -----------      ------------   ------------
    $   472,311   $    538,213   $   (155,597)    $  --            $ 75,907,561   $     81,820
    ===========   ============   ============     ===========      ============   ============
    $   --        $    --        $    --          $   741,253      $    --        $    --
        --             --             --                  780           --             --
        --             --             --              (12,355)          --             --
    -----------   ------------   ------------     -----------      ------------   ------------
    $   --        $    --        $    --          $   729,678      $    --        $    --
    ===========   ============   ============     ===========      ============   ============
    $   347,870   $  4,053,722   $  6,905,805     $  --            $    493,548   $  2,763,916
        --               1,346             46        --                   2,925        --
     (7,701,287)   (14,998,348)    (5,309,175)       --                (109,932)      (284,594)
    -----------   ------------   ------------     -----------      ------------   ------------
    $(7,353,417)  $(10,943,280)  $  1,596,676     $  --            $    386,541   $  2,479,322
    ===========   ============   ============     ===========      ============   ============
    $ 5,689,947   $  8,162,733   $  5,193,542     $   946,332      $  1,696,892   $  9,697,963
         26,684        580,991         49,334          48,580           123,593      1,058,508
     (5,364,999)   (15,980,567)    (1,888,482)       (325,566)       (4,169,363)    (3,704,725)
    -----------   ------------   ------------     -----------      ------------   ------------
    $   351,632   $ (7,236,843)  $  3,354,394     $   669,346      $ (2,348,878)  $  7,051,746
    ===========   ============   ============     ===========      ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  EQUITY FUNDS
                                                                  -----------------------------------------------------
                                                                                                MUNDER       MUNDER
                                                                  MUNDER         MUNDER         DIGITAL      EQUITY
                                                                  BALANCED       BIO(TECH)(2)   ECONOMY      INCOME
                                                                  FUND           FUND(A)        FUND(B)      FUND
                                                                  -----------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      1,398,918        392,840      425,839         518,826
Issued as reinvestment of dividends.........................        138,488         --            --             13,118
Redeemed....................................................       (280,134)       (27,387)     (10,203)       (464,873)
                                                                  ---------        -------      -------      ----------
Net increase................................................      1,257,272        365,453      415,636          67,071
                                                                  =========        =======      =======      ==========
CLASS B SHARES:
Sold........................................................      2,397,717        459,310      410,855         374,650
Issued as reinvestment of dividends.........................        171,709         --            --              8,584
Redeemed....................................................       (328,433)        (7,640)     (17,616)       (109,607)
                                                                  ---------        -------      -------      ----------
Net increase................................................      2,240,993        451,670      393,239         273,627
                                                                  =========        =======      =======      ==========
CLASS C SHARES:
Sold........................................................      1,327,537         --            --            200,976
Issued as reinvestment of dividends.........................         82,018         --            --              2,399
Redeemed....................................................       (244,620)        --            --            (33,690)
                                                                  ---------        -------      -------      ----------
Net increase................................................      1,164,935         --            --            169,685
                                                                  =========        =======      =======      ==========
CLASS II SHARES:
Sold........................................................         --            296,705      410,240          --
Issued as reinvestment of dividends.........................         --             --            --             --
Redeemed....................................................         --            (49,001)     (4,453)          --
                                                                  ---------        -------      -------      ----------
Net increase................................................         --            247,704      405,787          --
                                                                  =========        =======      =======      ==========
CLASS K SHARES:
Sold........................................................        432,714              1           1          427,400
Issued as reinvestment of dividends.........................            602         --            --                 88
Redeemed....................................................       (434,943)        --            --         (2,570,720)
                                                                  ---------        -------      -------      ----------
Net increase/(decrease).....................................         (1,627)             1           1       (2,143,232)
                                                                  =========        =======      =======      ==========
CLASS Y SHARES:
Sold........................................................        249,815         11,511      63,254          573,530
Issued as reinvestment of dividends.........................          6,925         --            --             32,583
Redeemed....................................................        (82,867)        --            (398)        (740,527)
                                                                  ---------        -------      -------      ----------
Net increase/(decrease).....................................        173,873         11,511      62,856         (134,414)
                                                                  =========        =======      =======      ==========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

(c) The Munder Focus Growth Fund Class B Shares and Class II Shares commenced operations on July 11, 2000 and July 10, 2000, respectively.

(d) The Munder Growth Opportunities Fund Class B Shares and Class II Shares commenced operations on July 5, 2000 and July 14, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------
       MUNDER        MUNDER             MUNDER
       FOCUS         GROWTH             INTERNATIONAL
       GROWTH        OPPORTUNITIES      EQUITY
       FUND(C)       FUND(D)            FUND
-----------------------------------------------------
        283,818         150,451           7,163,673
         10,863           4,557              31,832
         (7,829)        (11,715)         (7,192,268)
       --------         -------          ----------
        286,852         143,293               3,237
       ========         =======          ==========
        191,435          94,460             631,353
          4,953           1,952              15,985
        (11,471)         (7,253)           (627,116)
       --------         -------          ----------
        184,917          89,159              20,222
       ========         =======          ==========
          --             --                 187,109
          --             --                   5,737
          --             --                (162,158)
       --------         -------          ----------
          --             --                  30,688
       ========         =======          ==========
        312,115          45,113             --
          2,973          --                 --
        (55,971)           (570)            --
       --------         -------          ----------
        259,117          44,543             --
       ========         =======          ==========
          --             --                 673,862
          --             --                     389
          --             --              (1,080,615)
       --------         -------          ----------
          --             --                (406,364)
       ========         =======          ==========
        190,962         469,350             428,148
         70,883          51,068              18,036
       (126,793)        (95,885)           (474,281)
       --------         -------          ----------
        135,052         424,533             (28,097)
       ========         =======          ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ----------------------------------------
                                                                                             MUNDER
                                                                MUNDER       MUNDER          REAL ESTATE
                                                                MICRO-CAP    MULTI-SEASON    EQUITY
                                                                EQUITY       GROWTH          INVESTMENT
                                                                FUND         FUND            FUND
                                                                ----------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    1,085,891      2,858,799       222,046
Issued as reinvestment of dividends.........................       41,558        230,185         3,711
Redeemed....................................................     (958,837)    (2,936,698)     (296,414)
                                                                ---------    -----------      --------
Net increase/(decrease).....................................      168,612        152,286       (70,657)
                                                                =========    ===========      ========
CLASS B SHARES:
Sold........................................................      392,036        268,530        85,506
Issued as reinvestment of dividends.........................       37,049        111,619         1,760
Redeemed....................................................     (268,057)      (347,160)      (59,999)
                                                                ---------    -----------      --------
Net increase/(decrease).....................................      161,028         32,989        27,267
                                                                =========    ===========      ========
CLASS C SHARES:
Sold........................................................      185,437        230,012        34,857
Issued as reinvestment of dividends.........................       15,499         15,220           726
Redeemed....................................................     (131,682)      (164,566)      (22,361)
                                                                ---------    -----------      --------
Net increase/(decrease).....................................       69,254         80,666        13,222
                                                                =========    ===========      ========
CLASS II SHARES:
Sold........................................................       --            --             --
Issued as reinvestment of dividends.........................       --            --             --
Redeemed....................................................       --            --             --
                                                                ---------    -----------      --------
Net increase................................................       --            --             --
                                                                =========    ===========      ========
CLASS K SHARES:
Sold........................................................       72,320      1,496,313        54,461
Issued as reinvestment of dividends.........................          402         10,492        --
Redeemed....................................................      (14,979)    (2,389,988)       (9,443)
                                                                ---------    -----------      --------
Net increase/(decrease).....................................       57,743       (883,183)       45,018
                                                                =========    ===========      ========
CLASS Y SHARES:
Sold........................................................       83,166      1,545,984       201,938
Issued as reinvestment of dividends.........................       18,693         64,549        26,264
Redeemed....................................................     (124,606)    (3,074,384)     (599,847)
                                                                ---------    -----------      --------
Net increase/(decrease).....................................      (22,747)    (1,463,851)     (371,645)
                                                                =========    ===========      ========

------------
(a) The Munder Framlington Global Financial Services Fund Class B Shares and Class II Shares commenced operations on July 7, 2000 and July 20, 2000, respectively.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------------------------------------------
                      MUNDER          MUNDER                                                  MUNDER
       MUNDER         SMALL           FRAMLINGTON      MUNDER                MUNDER           FRAMLINGTON
       SMALL-CAP      COMPANY         EMERGING         FRAMLINGTON           FRAMLINGTON      INTERNATIONAL
       VALUE          GROWTH          MARKETS          GLOBAL FINANCIAL      HEALTHCARE       GROWTH
       FUND           FUND            FUND             SERVICES FUND(A)      FUND             FUND
-----------------------------------------------------------------------------------------------------------
         95,497        3,634,273       1,680,422           142,232            6,677,153          4,289,343
            520           32,599             783               685              136,505              8,344
        (83,499)      (3,707,467)     (1,735,946)           (5,109)          (2,069,066)        (4,209,869)
       --------       ----------      ----------           -------           ----------         ----------
         12,518          (40,595)        (54,741)          137,808            4,744,592             87,818
       ========       ==========      ==========           =======           ==========         ==========
        128,548          123,208          42,756           112,266            5,923,636             26,716
             53           11,125          --                    96              142,442              6,401
        (71,389)         (86,395)        (75,829)           (8,048)            (849,625)           (18,092)
       --------       ----------      ----------           -------           ----------         ----------
         57,212           47,938         (33,073)          104,314            5,216,453             15,025
       ========       ==========      ==========           =======           ==========         ==========
         46,457           67,467          13,514           --                 3,339,020            289,012
             24            4,394          --               --                    85,221              4,757
         (9,897)         (35,011)        (22,975)          --                  (939,321)          (284,102)
       --------       ----------      ----------           -------           ----------         ----------
         36,584           36,850          (9,461)          --                 2,484,920              9,667
       ========       ==========      ==========           =======           ==========         ==========
          --              --              --                65,597               --                --
          --              --              --                    69               --                --
          --              --              --                (1,105)              --                --
       --------       ----------      ----------           -------           ----------         ----------
          --              --              --                64,561               --                --
       ========       ==========      ==========           =======           ==========         ==========
         27,054          228,877         686,856           --                    15,362            217,773
          --                  83               4           --                       103            --
       (608,244)        (830,634)       (560,025)          --                    (3,626)           (20,582)
       --------       ----------      ----------           -------           ----------         ----------
       (581,190)        (601,674)        126,835           --                    11,839            197,191
       ========       ==========      ==========           =======           ==========         ==========
        448,052          473,550         456,766            82,464               54,342            708,214
          2,078           34,199           4,757             4,311                4,191             79,432
       (415,863)        (844,152)       (190,631)          (28,107)            (124,775)          (274,049)
       --------       ----------      ----------           -------           ----------         ----------
         34,267         (336,403)        270,892            58,668              (66,242)           513,597
       ========       ==========      ==========           =======           ==========         ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                          EQUITY FUNDS
                                                          --------------------------------------------------------------
                                                                                                           MUNDER
                                                          MUNDER          MUNDER           MUNDER          GROWTH
                                                          BALANCED        EQUITY INCOME    FOCUS GROWTH    OPPORTUNITIES
                                                          FUND            FUND             FUND(A)         FUND(A)
                                                          --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................    $  6,785,992    $ 17,885,104     $   100,264      $    10,000
Issued as reinvestment of dividends...................         423,006         190,347         --               --
Redeemed..............................................      (2,631,663)    (17,175,411)        --               --
                                                          ------------    ------------     -----------      -----------
Net increase/(decrease)...............................    $  4,577,335    $    900,040     $   100,264      $    10,000
                                                          ============    ============     ===========      ===========
CLASS B SHARES:
Sold..................................................    $ 11,281,387    $  3,788,485     $   --           $   --
Issued as reinvestment of dividends...................         446,010          94,294         --               --
Redeemed..............................................      (4,195,811)     (2,753,150)        --               --
                                                          ------------    ------------     -----------      -----------
Net increase/(decrease)...............................    $  7,531,586    $  1,129,629     $   --           $   --
                                                          ============    ============     ===========      ===========
CLASS C SHARES:
Sold..................................................    $  6,272,429    $  1,915,035     $   --           $   --
Issued as reinvestment of dividends...................          37,038          22,260         --               --
Redeemed..............................................      (1,617,287)     (1,965,034)        --               --
                                                          ------------    ------------     -----------      -----------
Net increase/(decrease)...............................    $  4,692,180    $    (27,739)    $   --           $   --
                                                          ============    ============     ===========      ===========
CLASS K SHARES:
Sold..................................................    $  9,507,694    $ 32,241,968     $   --           $   --
Issued as reinvestment of dividends...................              55           1,274         --               --
Redeemed..............................................     (11,780,462)    (89,256,195)        --               --
                                                          ------------    ------------     -----------      -----------
Net increase/(decrease)...............................    $ (2,272,713)   $(57,012,953)    $   --           $   --
                                                          ============    ============     ===========      ===========
CLASS Y SHARES:
Sold..................................................    $  3,477,676    $ 64,716,280     $ 2,003,078      $ 7,893,145
Issued as reinvestment of dividends...................          69,722          74,290         640,354           70,349
Redeemed..............................................     (13,363,347)    (21,805,272)     (3,866,729)      (1,122,370)
                                                          ------------    ------------     -----------      -----------
Net increase/(decrease)...............................    $ (9,815,949)   $ 42,985,298     $(1,223,297)     $ 6,841,124
                                                          ============    ============     ===========      ===========

------------
(a) The Munder Focus Growth Fund and the Munder Growth Opportunities Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                      MUNDER
                                     MUNDER           REAL ESTATE
    MUNDER           MUNDER          MULTI-SEASON     EQUITY          MUNDER          MUNDER
    INTERNATIONAL    MICRO-CAP       GROWTH           INVESTMENT      SMALL-CAP       SMALL COMPANY
    EQUITY FUND      EQUITY FUND     FUND             FUND            VALUE FUND      GROWTH FUND
---------------------------------------------------------------------------------------------------
    $ 130,393,083    $ 59,536,050    $ 513,714,095    $  5,509,645    $ 30,898,974    $ 234,894,845
          421,615         --             1,622,070         101,435          12,611         --
     (137,078,344)    (37,323,187)    (497,793,022)     (5,278,421)    (32,905,671)    (248,111,633)
    -------------    ------------    -------------    ------------    ------------    -------------
    $  (6,263,646)   $ 22,212,863    $  17,543,143    $    332,659    $ (1,994,086)   $ (13,216,788)
    =============    ============    =============    ============    ============    =============
    $   2,925,877    $ 31,557,857    $   8,989,177    $  1,256,958    $  1,877,740    $   4,274,224
           87,976         --             2,533,148          60,909             788         --
       (1,044,968)     (6,983,736)     (65,831,710)     (2,937,789)     (2,174,810)      (6,146,290)
    -------------    ------------    -------------    ------------    ------------    -------------
    $   1,968,885    $ 24,574,121    $ (54,309,385)   $ (1,619,922)   $   (296,282)   $  (1,872,066)
    =============    ============    =============    ============    ============    =============
    $   6,668,963    $ 15,874,755    $   8,695,042    $    294,199    $  1,895,677    $   1,091,456
           47,158         --                63,532          16,290             329         --
       (5,080,279)     (4,081,724)     (10,680,244)       (783,265)     (2,244,859)      (2,145,657)
    -------------    ------------    -------------    ------------    ------------    -------------
    $   1,635,842    $ 11,793,031    $  (1,921,670)   $   (472,776)   $   (348,853)   $  (1,054,201)
    =============    ============    =============    ============    ============    =============
    $  26,029,127    $  2,957,481    $ 100,039,514    $    515,206    $  8,012,910    $  12,010,228
            7,074         --               120,400         --                    3         --
      (24,662,812)       (914,074)    (126,639,192)     (1,309,493)    (58,831,786)     (89,149,367)
    -------------    ------------    -------------    ------------    ------------    -------------
    $   1,373,389    $  2,043,407    $ (26,479,278)   $   (794,287)   $(50,818,873)   $ (77,139,139)
    =============    ============    =============    ============    ============    =============
    $  20,155,170    $  5,799,452    $  55,345,664    $ 10,185,335    $  4,946,672    $  10,817,914
          339,835         --               890,964         895,525          51,156         --
      (50,896,423)     (9,377,859)    (101,126,847)    (19,952,154)    (27,058,858)     (76,894,157)
    -------------    ------------    -------------    ------------    ------------    -------------
    $ (30,401,418)   $ (3,578,407)   $ (44,890,219)   $ (8,871,294)   $(22,061,030)   $ (66,076,243)
    =============    ============    =============    ============    ============    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                       EQUITY FUNDS
                                                       -----------------------------------------------------------------
                                                       MUNDER          MUNDER              MUNDER          MUNDER
                                                       FRAMLINGTON     FRAMLINGTON         FRAMLINGTON     FRAMLINGTON
                                                       EMERGING        GLOBAL FINANCIAL    HEALTHCARE      INTERNATIONAL
                                                       MARKETS FUND    SERVICES FUND(A)    FUND            GROWTH FUND
                                                       -----------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold...............................................    $ 17,842,469    $        7,500      $114,009,815    $ 35,461,783
Issued as reinvestment of dividends................         --               --                 --               81,974
Redeemed...........................................     (15,050,074)         --             (52,503,796)    (37,500,520)
                                                       ------------    ----------------    ------------    ------------
Net increase/(decrease)............................    $  2,792,395    $        7,500      $ 61,506,019    $ (1,956,763)
                                                       ============    ================    ============    ============
CLASS B SHARES:
Sold...............................................    $  3,636,847    $     --            $ 86,631,009    $  1,915,311
Issued as reinvestment of dividends................         --               --                 --               21,092
Redeemed...........................................      (1,617,368)         --             (11,032,720)       (946,796)
                                                       ------------    ----------------    ------------    ------------
Net increase.......................................    $  2,019,479    $     --            $ 75,598,289    $    989,607
                                                       ============    ================    ============    ============
CLASS C SHARES:
Sold...............................................    $  1,291,302    $     --            $ 77,764,565    $  2,952,059
Issued as reinvestment of dividends................         --               --                 --               12,538
Redeemed...........................................        (926,506)         --             (13,079,353)     (2,044,776)
                                                       ------------    ----------------    ------------    ------------
Net increase.......................................    $    364,796    $     --            $ 64,685,212    $    919,821
                                                       ============    ================    ============    ============
CLASS K SHARES:
Sold...............................................    $ 19,415,665    $     --            $    266,356    $    906,040
Issued as reinvestment of dividends................         --               --                 --              --
Redeemed...........................................     (16,576,158)         --                 (66,955)       (324,425)
                                                       ------------    ----------------    ------------    ------------
Net increase.......................................    $  2,839,507    $     --            $    199,401    $    581,615
                                                       ============    ================    ============    ============
CLASS Y SHARES:
Sold...............................................    $  4,345,293    $    1,705,333      $  2,249,416    $ 15,603,190
Issued as reinvestment of dividends................         --                 30,949           --              653,463
Redeemed...........................................      (4,221,518)         (434,064)         (865,641)    (17,219,620)
                                                       ------------    ----------------    ------------    ------------
Net increase/(decrease)............................    $    123,775    $    1,302,218      $  1,383,775    $   (962,967)
                                                       ============    ================    ============    ============

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                             EQUITY FUNDS
                                                             ------------------------------------------------------
                                                                          MUNDER                      MUNDER
                                                             MUNDER       EQUITY       MUNDER         GROWTH
                                                             BALANCED     INCOME       FOCUS GROWTH   OPPORTUNITIES
                                                             FUND         FUND         FUND(A)        FUND(A)
                                                             ------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     573,561    1,353,999        7,224               646
Issued as reinvestment of dividends........................      42,595       14,803       --              --
Redeemed...................................................    (224,043)  (1,308,309)      --              --
                                                             ----------   ----------   ------------   -------------
Net increase/(decrease)....................................     392,113       60,493        7,224          --
                                                             ==========   ==========   ============   =============
CLASS B SHARES:
Sold.......................................................     967,112      295,320       --              --
Issued as reinvestment of dividends........................      45,432        7,316       --              --
Redeemed...................................................    (360,945)    (214,318)      --              --
                                                             ----------   ----------   ------------   -------------
Net increase/(decrease)....................................     651,599       88,318       --              --
                                                             ==========   ==========   ============   =============
CLASS C SHARES:
Sold.......................................................     533,678      149,072       --              --
Issued as reinvestment of dividends........................       3,676        1,730       --              --
Redeemed...................................................    (140,887)    (151,398)      --              --
                                                             ----------   ----------   ------------   -------------
Net increase/(decrease)....................................     396,467         (596)      --              --
                                                             ==========   ==========   ============   =============
CLASS K SHARES:
Sold.......................................................     917,665    2,423,138       --              --
Issued as reinvestment of dividends........................           5           99       --              --
Redeemed...................................................  (1,061,539)  (6,803,659)      --              --
                                                             ----------   ----------   ------------   -------------
Net increase/(decrease)....................................    (143,869)  (4,380,422)      --              --
                                                             ==========   ==========   ============   =============
CLASS Y SHARES:
Sold.......................................................     328,836    5,188,493      160,144           602,582
Issued as reinvestment of dividends........................       7,050        5,894       59,622             7,164
Redeemed...................................................  (1,106,771)  (1,617,766)    (319,436)          (85,083)
                                                             ----------   ----------   ------------   -------------
Net increase/(decrease)....................................    (770,885)   3,576,621      (99,670)          524,663
                                                             ==========   ==========   ============   =============

------------
(a) The Munder Focus Growth Fund and the Munder Growth Opportunities Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------
                                                MUNDER                     MUNDER
    MUNDER          MUNDER                      REAL ESTATE                SMALL
    INTERNATIONAL   MICRO-CAP    MUNDER         EQUITY        MUNDER       COMPANY
    EQUITY          EQUITY       MULTI-SEASON   INVESTMENT    SMALL-CAP    GROWTH
    FUND            FUND         FUND           FUND          VALUE FUND   FUND
--------------------------------------------------------------------------------------
       7,476,474     2,277,491    25,012,439       469,917     2,563,278    13,709,941
          24,122        --            84,111         9,076         1,063       --
      (7,883,249)   (1,570,774)  (24,167,485)     (446,640)   (2,738,693)  (14,443,294)
    -------------   ----------   -----------    ----------    ----------   -----------
        (382,653)      706,717       929,065        32,353      (174,352)     (733,353)
    =============   ==========   ===========    ==========    ==========   ===========
         166,521     1,127,659       521,602       110,304       163,847       274,349
           5,092        --           139,044         5,440            67       --
         (59,073)     (278,599)   (3,521,855)     (261,713)     (188,778)     (374,437)
    -------------   ----------   -----------    ----------    ----------   -----------
         112,540       849,060    (2,861,209)     (145,969)      (24,864)     (100,088)
    =============   ==========   ===========    ==========    ==========   ===========
         398,845       544,186       445,824        26,071       162,336        65,170
           2,696        --             3,469         1,447            28       --
        (309,976)     (164,363)     (548,588)      (70,123)     (198,110)     (129,796)
    -------------   ----------   -----------    ----------    ----------   -----------
          91,565       379,823       (99,295)      (42,605)      (35,746)      (64,626)
    =============   ==========   ===========    ==========    ==========   ===========
       1,464,258       108,126     4,951,349        44,831       700,764       710,435
             401        --             6,277        --            --           --
      (1,419,008)      (36,672)   (6,222,757)     (120,909)   (5,099,704)   (5,397,897)
    -------------   ----------   -----------    ----------    ----------   -----------
          45,651        71,454    (1,265,131)      (76,078)   (4,398,940)   (4,687,462)
    =============   ==========   ===========    ==========    ==========   ===========
       1,122,569       220,593     2,735,182       880,145       419,031       606,082
          19,435        --            45,772        79,956         4,340       --
      (2,812,103)     (396,083)   (4,922,987)   (1,753,350)   (2,331,059)   (4,300,727)
    -------------   ----------   -----------    ----------    ----------   -----------
      (1,670,099)     (175,490)   (2,142,033)     (793,249)   (1,907,688)   (3,694,645)
    =============   ==========   ===========    ==========    ==========   ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                           EQUITY FUNDS
                                                           -------------------------------------------------------------
                                                                          MUNDER
                                                           MUNDER         FRAMLINGTON        MUNDER        MUNDER
                                                           FRAMLINGTON    GLOBAL FINANCIAL   FRAMLINGTON   FRAMLINGTON
                                                           EMERGING       SERVICES           HEALTHCARE    INTERNATIONAL
                                                           MARKETS FUND   FUND(A)            FUND          GROWTH FUND
                                                           -------------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.....................................................    1,279,182            706         4,728,263       2,331,129
Issued as reinvestment of dividends......................      --             --                 --               5,463
Redeemed.................................................   (1,076,756)       --             (2,249,531)     (2,452,293)
                                                            ----------        -------        ----------      ----------
Net increase/(decrease)..................................      202,426            706         2,478,732        (115,701)
                                                            ==========        =======        ==========      ==========
CLASS B SHARES:
Sold.....................................................      266,496        --              3,611,591         124,884
Issued as reinvestment of dividends......................      --             --                 --               1,427
Redeemed.................................................     (123,621)       --               (541,233)        (64,165)
                                                            ----------        -------        ----------      ----------
Net increase.............................................      142,875        --              3,070,358          62,146
                                                            ==========        =======        ==========      ==========
CLASS C SHARES:
Sold.....................................................       91,285        --              3,218,602         190,324
Issued as reinvestment of dividends......................      --             --                 --                 839
Redeemed.................................................      (69,682)       --               (585,906)       (132,942)
                                                            ----------        -------        ----------      ----------
Net increase.............................................       21,603        --              2,632,696          58,221
                                                            ==========        =======        ==========      ==========
CLASS K SHARES:
Sold.....................................................    1,477,128        --                 10,918          56,790
Issued as reinvestment of dividends......................      --             --                 --             --
Redeemed.................................................   (1,355,839)       --                 (3,023)        (20,413)
                                                            ----------        -------        ----------      ----------
Net increase/(decrease)..................................      121,289        --                  7,895          36,377
                                                            ==========        =======        ==========      ==========
CLASS Y SHARES:
Sold.....................................................      364,320        164,791            96,887         988,803
Issued as reinvestment of dividends......................      --               3,239            --              43,422
Redeemed.................................................     (330,824)       (42,588)          (41,900)     (1,114,434)
                                                            ----------        -------        ----------      ----------
Net increase/(decrease)..................................       33,496        125,442            54,987         (82,209)
                                                            ==========        =======        ==========      ==========

------------
(a) The Munder Framlington Global Financial Services Fund Class A Shares were initially issued on June 30, 2000 and commenced operations on July 3, 2000.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 12.13           $12.96          $13.48        $ 13.01        $12.35          $10.77
                                          -------           ------          ------        -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.11             0.15            0.21           0.30          0.29            0.27
Net realized and unrealized
  gain/(loss) on investments........        (0.22)            2.40            1.02           1.66          1.30            1.55
                                          -------           ------          ------        -------        ------          ------
Total from investment operations....        (0.11)            2.55            1.23           1.96          1.59            1.82
                                          -------           ------          ------        -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.10)           (0.13)          (0.23)         (0.32)        (0.27)          (0.24)
Distributions in excess of net
  investment income.................       --                (0.02)          --             --            --              --
Distributions from net realized
  gains.............................        (1.38)           (3.23)          (1.52)         (1.17)        (0.66)          --
                                          -------           ------          ------        -------        ------          ------
Total distributions.................        (1.48)           (3.38)          (1.75)         (1.49)        (0.93)          (0.24)
                                          -------           ------          ------        -------        ------          ------
Net asset value, end of period......      $ 10.54           $12.13          $12.96        $ 13.48        $13.01          $12.35
                                          =======           ======          ======        =======        ======          ======
TOTAL RETURN(B).....................         0.76%           27.17%          10.76%         15.93%        13.63%          17.06%
                                          =======           ======          ======        =======        ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $18,660           $6,229          $1,572        $   844        $  382          $  375
Ratio of operating expenses to
  average net assets................         1.28%(c)         1.26%           1.22%          1.17%         1.22%           1.15%
Ratio of net investment income to
  average net assets................         1.92%(c)         1.33%           1.73%          2.41%         2.30%           2.29%
Portfolio turnover rate.............           41%             176%            116%            79%          125%            197%
Ratio of operating expenses to
  average net assets without
  waivers...........................         1.28%(c)         1.26%           1.22%          1.17%         1.22%           1.26%

------------
(a) The Munder Balanced Fund Class A Shares and Class B Shares commenced operations on April 30, 1993 and June 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
      $ 12.08           $12.92          $13.44        $12.97         $12.33          $10.76
      -------           ------          ------        ------         ------          ------
         0.07             0.07            0.12          0.21           0.19            0.18
        (0.26)            2.38            1.01          1.64           1.30            1.56
      -------           ------          ------        ------         ------          ------
        (0.19)            2.45            1.13          1.85           1.49            1.74
      -------           ------          ------        ------         ------          ------
        (0.06)           (0.06)          (0.13)        (0.21)         (0.19)          (0.17)
       --                (0.00)(e)       --             --            --              --
        (1.38)           (3.23)          (1.52)        (1.17)         (0.66)          --
      -------           ------          ------        ------         ------          ------
        (1.44)           (3.29)          (1.65)        (1.38)         (0.85)          (0.17)
      -------           ------          ------        ------         ------          ------
      $ 10.45           $12.08          $12.92        $13.44         $12.97          $12.33
      =======           ======          ======        ======         ======          ======
         0.05%           26.22%           9.96%        15.11%         12.73%          16.24%
      =======           ======          ======        ======         ======          ======
      $31,696           $9,582          $1,829        $  647         $  199          $   75
         2.03%(c)         2.01%           1.97%         1.92%          1.97%           1.90%
             %(c)
         1.17             0.58%           0.94%         1.66%          1.55%           1.54%
           41%             176%            116%           79%           125%            197%
         2.03%(c)         2.01%           1.97%         1.92%          1.97%           2.01%

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                C SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            PERIOD
                                        12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 12.12           $12.95          $13.45        $ 12.99        $12.35          $11.67
                                          -------           ------          ------        -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.07             0.07            0.12           0.22          0.18            0.05
Net realized and unrealized
  gain/(loss) on investments........        (0.26)            2.39            1.03           1.62          1.32            0.67
                                          -------           ------          ------        -------        ------          ------
Total from investment operations....        (0.19)            2.46            1.15           1.84          1.50            0.72
                                          -------           ------          ------        -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.06)           (0.05)          (0.13)         (0.21)        (0.20)          (0.04)
Distributions in excess of net
  investment income.................       --                (0.01)          --             --            --              --
Distributions from net realized
  gains.............................        (1.38)           (3.23)          (1.52)         (1.17)        (0.66)          --
                                          -------           ------          ------        -------        ------          ------
Total distributions.................        (1.44)           (3.29)          (1.65)         (1.38)        (0.86)          (0.04)
                                          -------           ------          ------        -------        ------          ------
Net asset value, end of period......      $ 10.49           $12.12          $12.95        $ 13.45        $12.99          $12.35
                                          =======           ======          ======        =======        ======          ======
TOTAL RETURN(B).....................        (0.04)%          26.33%          10.11%         15.00%        12.84%           6.20%
                                          =======           ======          ======        =======        ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $16,674           $5,145          $  360        $   115        $   73          $    3
Ratio of operating expenses to
  average net assets................         2.03%(c)         2.01%           1.97%          1.92%         1.97%           1.90%(c)
Ratio of net investment income to
  average net assets................         1.17%(c)         0.58%           0.94%          1.66%         1.55%           1.54%(c)
Portfolio turnover rate.............           41%             176%            116%            79%          125%            197%
Ratio of operating expenses to
  average net assets without
  waivers...........................         2.03%(c)         2.01%           1.97%          1.92%         1.97%           2.01%(c)

------------
(a) The Munder Balanced Fund Class C Shares and Class Y Shares commenced operations on January 24, 1996 and April 13, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Y SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
       $12.14           $12.98         $ 13.48        $13.01        $ 12.35         $ 10.77
       ------           ------         -------        -------       -------         -------
         0.13             0.18            0.26        0.37             0.31            0.30
        (0.30)            2.39            1.02        1.62             1.31            1.55
       ------           ------         -------        -------       -------         -------
        (0.17)            2.57            1.28        1.99             1.62            1.85
       ------           ------         -------        -------       -------         -------
        (0.12)           (0.18)          (0.26)       (0.35)          (0.30)          (0.27)
       --                --              --           --              --              --
        (1.38)           (3.23)          (1.52)       (1.17)          (0.66)          --
       ------           ------         -------        -------       -------         -------
        (1.50)           (3.41)          (1.78)       (1.52)          (0.96)          (0.27)
       ------           ------         -------        -------       -------         -------
       $10.47           $12.14         $ 12.98        $13.48        $ 13.01         $ 12.35
       ======           ======         =======        =======       =======         =======
         0.23%           27.33%          11.21%       16.23%          13.91%          17.35%
       ======           ======         =======        =======       =======         =======
       $6,506           $5,430         $15,816        $47,215       $70,314         $57,637
         1.03%(c)         1.01%           0.97%       0.92%            0.97%           0.90%
             %(c)
         2.17             1.58%           2.09%       2.66%            2.55%           2.54%
           41%             176%            116%       79%               125%            197%
         1.03%(c)         1.01%           0.97%       0.92%            0.97%           1.01%

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                 A SHARES       B SHARES       II SHARES      Y SHARES
                                                                -----------    -----------    -----------    -----------
                                                                PERIOD         PERIOD         PERIOD         PERIOD
                                                                ENDED          ENDED          ENDED          ENDED
                                                                12/31/00       12/31/00       12/31/00       12/31/00
                                                                (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                                --------------------------------------------------------
Net asset value, beginning of period........................      $10.00         $10.00          $10.00        $10.00
                                                                  ------         ------          ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.00)(d)      (0.01)          (0.01)        (0.00)(d)
Net realized and unrealized loss on investments.............       (1.18)         (1.19)          (1.17)        (1.17)
                                                                  ------         ------          ------        ------
Total from investment operations............................       (1.18)         (1.20)          (1.18)        (1.17)
                                                                  ------         ------          ------        ------
Net asset value, end of period..............................      $ 8.82         $ 8.80          $ 8.82        $ 8.83
                                                                  ======         ======          ======        ======
TOTAL RETURN(B).............................................      (11.80)%       (12.00)%        (11.80)%      (11.70)%
                                                                  ======         ======          ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $3,222         $3,977          $2,185        $  102
Ratio of operating expenses to average net assets...........        1.97%(c)       2.72%(c)        2.72%(c)      1.72%(c)
Ratio of net investment loss to average net assets..........       (0.31)%(c)     (1.06)%(c)      (1.06)%(c)    (0.06)%(c)
Portfolio turnover rate.....................................          25%            25%             25%           25%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        1.97%(c)       2.72%(c)        2.72%(c)      1.72%(c)

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder Digital Economy Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                         A SHARES          B SHARES          II SHARES         Y SHARES
                                                         ------------      ------------      ------------      ------------
                                                         PERIOD ENDED      PERIOD ENDED      PERIOD ENDED      PERIOD ENDED
                                                         12/31/00(D)       12/31/00(D)       12/31/00(D)       12/31/00(D)
                                                         (UNAUDITED)       (UNAUDITED)       (UNAUDITED)       (UNAUDITED)
                                                         ------------------------------------------------------------------
Net asset value, beginning of period...................     $10.00            $10.00            $10.00            $10.00
                                                            ------            ------            ------            ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................       0.01             (0.01)            (0.01)             0.02
Net realized and unrealized loss on investments........      (0.96)            (0.98)            (0.96)            (0.96)
                                                            ------            ------            ------            ------
Total from investment operations.......................      (0.95)            (0.99)            (0.97)            (0.94)
                                                            ------            ------            ------            ------
Net asset value, end of period.........................     $ 9.05            $ 9.01            $ 9.03            $ 9.06
                                                            ======            ======            ======            ======
TOTAL RETURN(B)........................................      (9.50)%           (9.90)%           (9.70)%           (9.40)%
                                                            ======            ======            ======            ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................     $3,760            $3,543            $3,666            $  569
Ratio of operating expenses to average net assets......       1.50%(c)          2.25%(c)          2.25%(c)          1.25%(c)
Ratio of net investment income/(loss) to average net
  assets...............................................       0.46%(c)         (0.29)%(c)        (0.29)%(c)         0.71%(c)
Portfolio turnover rate................................         33%               33%               33%               33%
Ratio of operating expenses to average net assets
  without expenses reimbursed..........................       1.50%(c)          2.25%(c)          2.25%(c)          1.25%(c)

------------
(a) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            YEAR
                                           12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period.....     $11.83           $14.98        $ 15.62      $ 15.21        $13.04          $11.14
                                              ------           ------        -------      -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............       0.04             0.18           0.20         0.29          0.31            0.32
Net realized and unrealized gain/(loss)
  on investments.........................       2.06            (2.58)          0.73         2.96          3.14            1.98
                                              ------           ------        -------      -------        ------          ------
Total from investment operations.........       2.10            (2.40)          0.93         3.25          3.45            2.30
                                              ------           ------        -------      -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....      (0.03)           (0.16)         (0.18)       (0.28)        (0.32)          (0.31)
Distributions in excess of net investment
  income.................................     --                (0.02)         --           --            --              --
Distributions from net realized gains....      (0.48)           (0.57)         (1.39)       (2.56)        (0.96)          (0.09)
                                              ------           ------        -------      -------        ------          ------
Total distributions......................      (0.51)           (0.75)         (1.57)       (2.84)        (1.28)          (0.40)
                                              ------           ------        -------      -------        ------          ------
Net asset value, end of period...........     $13.42           $11.83        $ 14.98      $ 15.62        $15.21          $13.04
                                              ======           ======        =======      =======        ======          ======
TOTAL RETURN(B)..........................      18.13%          (16.45)%         6.96%       23.03%        28.10%          20.90%
                                              ======           ======        =======      =======        ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....     $6,706           $5,121        $ 5,578      $ 9,545        $3,662          $1,025
Ratio of operating expenses to average
  net assets.............................       1.21%(c)         1.23%          1.21%        1.19%         1.20%           1.21%
Ratio of net investment income/(loss) to
  average net assets.....................       0.70%(c)         1.37%          1.44%        1.78%         2.28%           2.56%
Portfolio turnover rate..................         37%              91%            50%          73%           62%             37%
Ratio of operating expenses to average
  net assets without waivers.............       1.21%(c)         1.23%          1.21%        1.19%         1.20%           1.28%

------------
(a) The Munder Equity Income Fund Class A Shares and Class B Shares commenced operations on August 8, 1994 and August 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(A)
------------------------------------------------------------------------------------------
       $11.79           $14.93        $ 15.57      $ 15.17        $13.02          $11.13
       ------           ------        -------      -------        ------          ------
        (0.00)(e)         0.08           0.10         0.17          0.21            0.23
         2.02            (2.57)          0.72         2.95          3.13            1.99
       ------           ------        -------      -------        ------          ------
         2.02            (2.49)          0.82         3.12          3.34            2.22
       ------           ------        -------      -------        ------          ------
       --                (0.08)         (0.07)       (0.16)        (0.23)          (0.24)
       --                --             --           --            --              --
        (0.48)           (0.57)         (1.39)       (2.56)        (0.96)          (0.09)
       ------           ------        -------      -------        ------          ------
        (0.48)           (0.65)         (1.46)       (2.72)        (1.19)          (0.33)
       ------           ------        -------      -------        ------          ------
       $13.33           $11.79        $ 14.93      $ 15.57        $15.17          $13.02
       ======           ======        =======      =======        ======          ======
        17.51%          (17.07)%         6.18%       22.09%        27.16%          20.09%
       ======           ======        =======      =======        ======          ======
       $8,130           $3,961        $ 3,700      $ 1,694        $  641          $  228
         1.96%(c)         1.98%          1.97%        1.94%         1.95%           1.96%
             )%(c)
        (0.05             0.62%          0.69%        1.03%         1.53%           1.81%
           37%              91%            50%          73%           62%             37%
             %(c)
         1.96             1.98%          1.97%        1.94%         1.95%           2.03%

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                  C SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            PERIOD
                                           12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $11.78           $14.91        $ 15.55      $ 15.16        $13.01          $12.60
                                              ------           ------        -------      -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........        (0.00)(e)         0.08           0.09         0.16          0.19            0.14
Net realized and unrealized gain/(loss)
  on investments.......................         2.03            (2.56)          0.73         2.95          3.15            0.55
                                              ------           ------        -------      -------        ------          ------
Total from investment operations.......         2.03            (2.48)          0.82         3.11          3.34            0.69
                                              ------           ------        -------      -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...       --                (0.08)         (0.07)       (0.16)        (0.23)          (0.19)
Distributions in excess of net
  investment income....................       --                --             --           --            --              --
Distributions from net realized
  gains................................        (0.48)           (0.57)         (1.39)       (2.56)        (0.96)          (0.09)
                                              ------           ------        -------      -------        ------          ------
Total distributions....................        (0.48)           (0.65)         (1.46)       (2.72)        (1.19)          (0.28)
                                              ------           ------        -------      -------        ------          ------
Net asset value, end of period.........       $13.33           $11.78        $ 14.91      $ 15.55        $15.16          $13.01
                                              ======           ======        =======      =======        ======          ======
TOTAL RETURN(B)........................        17.61%          (17.02)%         6.18%       22.05%        27.17%           5.57%
                                              ======           ======        =======      =======        ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $3,476           $1,073        $ 1,366      $ 1,776        $  766          $   31
Ratio of operating expenses to average
  net assets...........................         1.96%(c)         1.98%          1.97%        1.94%         1.95%           1.96%(c)
Ratio of net investment income/(loss)
  to average net assets................        (0.05)%(c)        0.62%          0.69%        1.03%         1.53%           1.81%(c)
Portfolio turnover rate................           37%              91%            50%          73%           62%             37%
Ratio of operating expenses to average
  net assets without waivers...........         1.96%(c)         1.98%          1.97%        1.94%         1.95%           2.03%(c)

------------
(a) The Munder Equity Income Fund Class C Shares and Class Y Shares commenced operations on December 5, 1995 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $ 0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------
      $ 11.84          $ 15.00        $ 15.64      $ 15.23       $ 13.05         $ 11.14
      -------          -------        -------      -------       -------         -------
         0.06             0.21           0.25         0.32          0.35            0.35
         2.05            (2.59)          0.72         2.97          3.14            1.98
      -------          -------        -------      -------       -------         -------
         2.11            (2.38)          0.97         3.29          3.49            2.33
      -------          -------        -------      -------       -------         -------
        (0.04)           (0.18)         (0.22)       (0.32)        (0.35)          (0.33)
       --                (0.03)         --           --            --              --
        (0.48)           (0.57)         (1.39)       (2.56)        (0.96)          (0.09)
      -------          -------        -------      -------       -------         -------
        (0.52)           (0.78)         (1.61)       (2.88)        (1.31)          (0.42)
      -------          -------        -------      -------       -------         -------
      $ 13.43          $ 11.84        $ 15.00      $ 15.64       $ 15.23         $ 13.05
      =======          =======        =======      =======       =======         =======
        18.26%          (16.28)          7.22%       23.32%        28.43%          21.26%
      =======          =======        =======      =======       =======         =======
      $81,452          $73,435        $39,368      $34,840       $29,674         $20,464
         0.96%(c)         0.98%          0.96%        0.94%         0.95%           0.96%
             %(c)
         0.95             1.62%          1.69%        2.03%         2.53%           2.81%
           37%              91%            50%          73%           62%             37%
             %(c)
         0.96             0.98%          0.96%        0.94%         0.95%           1.03%

                       See Notes to Financial Statements.

           Munder Focus Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                       A SHARES         B SHARES         II SHARES        Y SHARES
                                       -----------      -----------      -----------      -------------------------------------
                                       PERIOD           PERIOD           PERIOD           PERIOD
                                       ENDED            ENDED            ENDED            ENDED            YEAR         PERIOD
                                       12/31/00         12/31/00         12/31/00         12/31/00         ENDED        ENDED
                                       (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      (UNAUDITED)      6/30/00      6/30/99
                                       ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................    $13.88           $14.14            $14.10          $ 13.88        $ 12.43      $ 10.00
                                         ------           ------            ------          -------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..................     (0.02)           (0.03)            (0.09)           (0.03)         (0.05)       (0.02)
Net realized and unrealized
  gain/(loss) on investments.........     (2.49)           (2.79)            (2.71)           (2.50)          2.27         2.47
                                         ------           ------            ------          -------        -------      -------
Total from investment operations.....     (2.51)           (2.82)            (2.80)           (2.53)          2.22         2.45
                                         ------           ------            ------          -------        -------      -------
LESS DISTRIBUTIONS:
Distributions in excess of net
  investment income..................     --               --               --               --              --           (0.02)
Distributions from net realized
  gains..............................     (0.93)           (0.93)            (0.93)           (0.93)         (0.77)       --
                                         ------           ------            ------          -------        -------      -------
Total distributions..................     (0.93)           (0.93)            (0.93)           (0.93)         (0.77)       (0.02)
                                         ------           ------            ------          -------        -------      -------
Net asset value, end of period.......    $10.44           $10.39            $10.37            10.42        $ 13.88      $ 12.43
                                         ======           ======            ======          =======        =======      =======
TOTAL RETURN(B)......................    (18.98)%         (20.83)%          (20.76)%         (19.13)%        19.71%       24.50%
                                         ======           ======            ======          =======        =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................    $3,069           $1,921            $2,687          $11,269        $13,247      $13,011
Ratio of operating expenses to
  average net assets.................      1.44%(c)         2.19%(c)          2.19%(c)         1.19%(c)       1.16%        1.65%(c)
Ratio of net investment income to
  average net assets.................     (0.72)%(c)       (1.47)%(c)        (1.47)%(c)       (0.47)%(c)     (0.40)%      (0.33)%(c)
Portfolio turnover rate..............        39%              39%               39%              39%           130%         107%
Ratio of operating expenses to
  average net assets without
  waivers............................      1.44%(c)         2.19%(c)          2.19%(c)         1.19%(c)       1.16%        1.65%(c)

------------
(a) The Munder Focus Growth Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 11, 2000, July 10, 2000 and November 11, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

                       See Notes to Financial Statements.

           Munder Growth Opportunities Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                     A SHARES       B SHARES       II SHARES      Y SHARES
                                     -----------    -----------    -----------    --------------------------------------------
                                     PERIOD         PERIOD         PERIOD         PERIOD
                                     ENDED          ENDED          ENDED          ENDED          YEAR       YEAR       PERIOD
                                     12/31/00       12/31/00       12/31/00       12/31/00       ENDED      ENDED      ENDED
                                     (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    (UNAUDITED)    6/30/00    6/30/99    6/30/98
                                     -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................     $15.47         $15.42          $16.37        $15.47       $10.85     $10.02     $ 10.00
                                       ------         ------          ------        ------       -------    -------    -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)......      (0.02)         (0.03)          (0.03)        (0.03)      (0.03)      (0.02)       0.01
Net realized and unrealized
  gain/(loss) on investments......       0.76           1.19           (0.17)         0.78       4.87         0.85        0.01
                                       ------         ------          ------        ------       -------    -------    -------
Total from investment
  operations......................       0.74           1.16           (0.20)         0.75       4.84         0.83        0.02
                                       ------         ------          ------        ------       -------    -------    -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................      --             --             --             --          --          (0.00)(d)   --
Distributions from net realized
  capital gain....................      (1.53)         (1.53)          (1.53)        (1.53)      (0.22)       --         --
                                       ------         ------          ------        ------       -------    -------    -------
Total distributions...............      (1.53)         (1.53)          (1.53)        (1.53)      (0.22)      (0.00)(d)   --
                                       ------         ------          ------        ------       -------    -------    -------
Net asset value, end of period....     $14.68         $15.05          $14.64        $14.69       $15.47     $10.85     $ 10.02
                                       ======         ======          ======        ======       =======    =======    =======
TOTAL RETURN(B)...................      4.97%          7.70%           (1.06)%       5.03%       45.67%       8.44%       0.20%
                                       ======         ======          ======        ======       =======    =======    =======
RATIOS TO AVERAGE NET ASSETS/
  SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................     $2,113         $1,342          $  652        $18,597      $13,024    $3,434     $ 1,573
Ratio of operating expenses to
  average net assets..............       1.42%(c)       2.17%(c)        2.17%(c)      1.17%(c)   1.18%        1.18%       1.15%(c)
Ratio of net investment
  income/(loss) to average net
  assets..........................      (0.74)%(c)     (1.49)%(c)      (1.49)%(c)    (0.49)%(c)  (0.44)%     (0.28)%      3.18%(c)
Portfolio turnover rate...........         38%            38%             38%           38%      128%          122%          0%
Ratio of operating expenses to
  average net assets without
  expenses reimbursed.............       1.42%(c)       2.17% (c)       2.17%(c)      1.17%(c)   1.23%        1.66%       1.16%(c)

------------
(a) The Munder Growth Opportunities Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 5, 2000, July 14, 2000 and June 24, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charge.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................     $18.06           $16.21          $15.03        $ 15.73        $15.09          $13.42
                                           ------           ------          ------        -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........       0.01             0.25            0.20           0.15          0.14            0.15
Net realized and unrealized
  gain/(loss) on investments..........      (2.52)            3.47            1.38           0.34          2.30            1.64
                                           ------           ------          ------        -------        ------          ------
Total from investment operations......      (2.51)            3.72            1.58           0.49          2.44            1.79
                                           ------           ------          ------        -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................      (0.01)           (0.28)          (0.17)         (0.19)        (0.21)          (0.12)
Distributions in excess of net
  investment income...................     --                --              --             --            --              --
Distributions from net realized
  gains...............................      (1.23)           (1.59)          (0.23)         (1.00)        (1.59)          --
Total distributions...................      (1.24)           (1.87)          (0.40)         (1.19)        (1.80)          (0.12)
                                           ------           ------          ------        -------        ------          ------
Net asset value, end of period........     $14.31           $18.06          $16.21        $ 15.03        $15.73          $15.09
                                           ======           ======          ======        =======        ======          ======
TOTAL RETURN(B).......................     (14.16)%          23.86%          10.80%          4.30%        17.98%          13.37%
                                           ======           ======          ======        =======        ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................     $8,716           $10,946         $16,024       $ 6,264        $6,710          $4,767
Ratio of operating expenses to average
  net assets..........................       1.29%(c)         1.30%           1.29%          1.25%         1.26%           1.26%
Ratio of net investment income/(loss)
  to average net assets...............       0.17%(c)         1.44%           1.33%          1.03%         0.98%           1.07%
Portfolio turnover rate...............          8%              18%             23%            41%           46%             75%
Ratio of operating expenses to average
  net assets without waivers..........       1.29%(c)         1.30%           1.29%          1.25%         1.26%           1.33%

------------
(a) The Munder International Equity Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and March 9, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
       $17.68           $15.97          $14.83        $ 15.57        $14.91          $13.35
       ------           ------          ------        -------        ------          ------
        (0.05)            0.12            0.05           0.05          0.03            0.05
             )
        (2.09             3.36            1.42           0.32          2.28            1.62
       ------           ------          ------        -------        ------          ------
        (2.14)            3.48            1.47           0.37          2.31            1.67
       ------           ------          ------        -------        ------          ------
       --                (0.13)          (0.10)         (0.11)        (0.06)          (0.11)
       --                (0.05)          --             --            --              --
        (1.23)           (1.59)          (0.23)         (1.00)        (1.59)          --
        (1.23)           (1.77)          (0.33)         (1.11)        (1.65)          (0.11)
       ------           ------          ------        -------        ------          ------
       $14.31           $17.68          $15.97        $ 14.83        $15.57          $14.91
       ======           ======          ======        =======        ======          ======
       (12.35)%          22.51%          10.08%          3.54%        17.18%          12.53%
       ======           ======          ======        =======        ======          ======
       $2,889           $3,211          $1,104        $ 1,121        $1,151          $  957
         2.05%(c)         2.05%           2.04%          2.00%         2.01%           2.01%
        (0.58)%(c)        0.69%           0.34%          0.28%         0.23%           0.32%
            8%              18%             23%            41%           46%             75%
             %(c)
         2.05             2.05%           2.04%          2.00%         2.01%           2.08%

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                C SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            PERIOD
                                        12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................     $17.86           $16.09          $14.95        $ 15.68        $15.02          $14.13
                                           ------           ------          ------        -------        ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..........      (0.05)            0.12            0.05           0.04          0.03            0.04
Net realized and unrealized
  gain/(loss) on investments..........      (2.49)            3.42            1.42           0.34          2.30            0.95
                                           ------           ------          ------        -------        ------          ------
Total from investment operations......      (2.54)            3.54            1.47           0.38          2.33            0.99
                                           ------           ------          ------        -------        ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................     --                (0.13)          (0.10)         (0.11)        (0.08)          (0.10)
Distributions in excess of net
  investment income...................     --                (0.05)          --             --            --              --
Distributions from net realized
  gains...............................      (1.23)           (1.59)          (0.23)         (1.00)        (1.59)          --
                                           ------           ------          ------        -------        ------          ------
Total distributions...................      (1.23)           (1.77)          (0.33)         (1.11)        (1.67)          (0.10)
                                           ------           ------          ------        -------        ------          ------
Net asset value, end of period........     $14.09           $17.86          $16.09        $ 14.95        $15.68          $15.02
                                           ======           ======          ======        =======        ======          ======
TOTAL RETURN(B).......................     (14.44)%          22.66%          10.07%          3.50%        17.18%           7.06%
                                           ======           ======          ======        =======        ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................     $3,570           $3,977          $2,111        $ 1,911        $2,259          $1,584
Ratio of operating expenses to average
  net assets..........................       2.04%(c)         2.05%           2.04%          2.00%         2.01%           2.01%(c)
Ratio of net investment income/(loss)
  to average net assets...............      (0.58)%(c)        0.69%           0.36%          0.28%         0.23%           0.32%(c)
Portfolio turnover rate...............          8%              18%             23%            41%           46%             75%
Ratio of operating expenses to average
  net assets without waivers..........       2.04%(c)         2.05%           2.04%          2.00%         2.01%           2.08%(c)

------------
(a) The Munder International Equity Fund Class C Shares and Class Y Shares commenced operations on September 29, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
----------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR          YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED         ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98       6/30/97(D)      6/30/96(D)
----------------------------------------------------------------------------------------------
       $18.16          $ 16.32         $ 15.10        $  15.80       $  15.15        $ 13.45
       ------          -------         -------        --------       --------        -------
         0.03             0.30            0.19            0.19           0.18           0.19
             )
        (2.52             3.44            1.46            0.33           2.32           1.64
       ------          -------         -------        --------       --------        -------
        (2.49)            3.74            1.65            0.52           2.50           1.83
       ------          -------         -------        --------       --------        -------
        (0.02)           (0.31)          (0.20)          (0.22)         (0.26)         (0.13)
       --                --              --              --            --              --
        (1.23)           (1.59)          (0.23)          (1.00)         (1.59)         --
       ------          -------         -------        --------       --------        -------
        (1.25)           (1.90)          (0.43)          (1.22)         (1.85)         (0.13)
       ------          -------         -------        --------       --------        -------
       $14.42          $ 18.16         $ 16.32        $  15.10       $  15.80        $ 15.15
       ======          =======         =======        ========       ========        =======
       (13.97)%          23.79%          11.30%           4.48%         18.35%         13.63%
       ======          =======         =======        ========       ========        =======
       $62,703         $79,520         $98,681        $102,081       $107,831        $89,435
         1.04%(c)         1.05%           1.04%           1.00%          1.01%          1.01%
             %(c)
         0.42             1.69%           1.32%           1.28%          1.23%          1.32%
            8%              18%             23%             41%            46%            75%
             %(c)
         1.04             1.05%           1.04%           1.00%          1.01%          1.08%

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                       A SHARES
                                                     ----------------------------------------------------------------------------
                                                     PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                     12/31/00(D)       ENDED           ENDED           ENDED           ENDED
                                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period.............      $ 28.80          $ 18.16          $17.00         $ 12.81          $10.00
                                                       -------          -------          ------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..............................        (0.19)           (0.32)          (0.18)          (0.17)          (0.05)
Net realized and unrealized gain/(loss) on
  investments....................................        (5.34)           10.96            1.64            5.00            2.86
                                                       -------          -------          ------         -------          ------
Total from investment operations.................        (5.53)           10.64            1.46            4.83            2.81
                                                       -------          -------          ------         -------          ------
LESS DISTRIBUTIONS:
Distributions from net realized gains............        (1.01)           --              (0.30)          (0.64)          --
                                                       -------          -------          ------         -------          ------
Total distributions..............................        (1.01)           --              (0.30)          (0.64)          --
                                                       -------          -------          ------         -------          ------
Net asset value, end of period...................      $ 22.26          $ 28.80          $18.16         $ 17.00          $12.81
                                                       =======          =======          ======         =======          ======
TOTAL RETURN(B)..................................       (19.72)%          58.59%           9.10%          38.01%          28.10%
                                                       =======          =======          ======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............      $31,546          $35,960          $9,844         $10,821          $  184
Ratio of operating expenses to average net
  assets.........................................         1.70%(c)         1.68%           1.53%           1.53%           1.50%(c)
Ratio of net investment loss to average net
  assets.........................................        (1.44)%(c)       (1.23)%         (1.21)%         (0.97)%         (0.88)%(c)
Portfolio turnover rate..........................           64%             187%            184%            172%             68%
Ratio of operating expenses to average net assets
  without expenses reimbursed....................         1.70%(c)         1.68%           1.64%           1.78%           7.90%(c)

------------
(a) The Munder Micro-Cap Equity Fund Class A Shares and Class B Shares commenced operations on December 26, 1996 and February 24, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    B SHARES
--------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
--------------------------------------------------------------------------------
      $ 28.02          $ 17.84         $ 16.83         $ 12.79          $11.00
      -------          -------         -------         -------          ------
        (0.27)           (0.50)          (0.28)          (0.29)          (0.05)
        (5.16)           10.68            1.59            4.97            1.84
      -------          -------         -------         -------          ------
        (5.43)           10.18            1.31            4.68            1.79
      -------          -------         -------         -------          ------
        (1.01)           --              (0.30)          (0.64)          --
      -------          -------         -------         -------          ------
        (1.01)           --              (0.30)          (0.64)          --
      -------          -------         -------         -------          ------
      $ 21.58          $ 28.02         $ 17.84         $ 16.83          $12.79
      =======          =======         =======         =======          ======
       (19.88)%          57.06%           8.29%          36.87%          16.27%
      =======          =======         =======         =======          ======
      $38,506          $45,480         $13,811         $15,965          $  442
         2.45%(c)         2.43%           2.28%           2.28%           2.25%(c)
        (2.19)%(c)       (1.98)%         (1.96)%         (1.72)%         (1.63)%(c)
           64%             187%            184%            172%             68%
             %(c)
         2.45             2.43%           2.39%           2.53%           8.65%(c)

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                       C SHARES
                                                     ----------------------------------------------------------------------------
                                                     PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                     12/31/00(D)       ENDED           ENDED           ENDED           ENDED
                                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period.............      $ 28.03          $ 17.85          $16.84          $12.79          $10.13
                                                       -------          -------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss..............................        (0.27)           (0.50)          (0.28)          (0.29)          (0.03)
Net realized and unrealized gain/(loss) on
  investments....................................        (5.16)           10.68            1.59            4.98            2.69
                                                       -------          -------          ------          ------          ------
Total from investment operations.................        (5.43)           10.18            1.31            4.69            2.66
                                                       -------          -------          ------          ------          ------
LESS DISTRIBUTIONS:
Distributions from net realized gains............        (1.01)           --              (0.30)          (0.64)          --
                                                       -------          -------          ------          ------          ------
Total distributions..............................        (1.01)           --              (0.30)          (0.64)          --
                                                       -------          -------          ------          ------          ------
Net asset value, end of period...................      $ 21.59          $ 28.03          $17.85          $16.84          $12.79
                                                       =======          =======          ======          ======          ======
TOTAL RETURN(B)..................................       (19.85)%          56.97%           8.29%          36.95%          26.26%
                                                       =======          =======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............      $17,357          $20,588          $6,333          $7,441          $  111
Ratio of operating expenses to average net
  assets.........................................         2.45%(c)         2.43%           2.80%           2.28%           2.25%(c)
Ratio of net investment loss to average net
  assets.........................................        (2.19)%(c)       (1.98)%         (1.96)%         (1.72)%         (1.63)%(c)
Portfolio turnover rate..........................           64%             187%            184%            172%             68%
Ratio of operating expenses to average net assets
  without expenses reimbursed....................         2.45%(c)         2.43%           2.39%           2.53%           8.65%(c)

------------
(a) The Munder Micro-Cap Equity Fund Class C Shares and Class Y Shares commenced operations on March 31, 1997 and December 26, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    Y SHARES
--------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
--------------------------------------------------------------------------------
      $ 28.97          $ 18.27         $ 17.05         $ 12.83          $10.00
      -------          -------         -------         -------          ------
        (0.16)           (0.25)          (0.14)          (0.13)          (0.03)
        (5.35)           10.95            1.66            4.99            2.86
      -------          -------         -------         -------          ------
        (5.51)           10.70            1.52            4.86            2.83
      -------          -------         -------         -------          ------
        (1.01)           --              (0.30)          (0.64)          --
      -------          -------         -------         -------          ------
        (1.01)           --              (0.30)          (0.64)          --
      -------          -------         -------         -------          ------
      $ 22.45          $ 28.97           18.27         $ 17.05          $12.83
      =======          =======         =======         =======          ======
       (19.50)%          58.57%           9.43%          38.19%          28.30%
      =======          =======         =======         =======          ======
      $17,110          $22,737         $17,543         $15,337          $2,279
         1.45%(c)         1.43%           1.28%           1.28%           1.25%(c)
        (1.19)%(c)       (1.02)%         (0.94)%         (0.72)%         (0.63)%(c)
           64%             187%            184%            172%             68%
         1.45%(c)         1.43%           1.39%           1.53%           7.65%(c)

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR         YEAR            YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED        ENDED           ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98(D)      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 20.63          $ 22.05        $ 21.46       $ 18.02         $ 14.83          $12.02
                                          -------          -------        -------       -------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)........        (0.04)           (0.03)         (0.03)         0.00(e)         0.04            0.06
Net realized and unrealized
  gain/(loss) on investments........        (0.80)           (0.02)          2.20          4.37            3.90            3.20
                                          -------          -------        -------       -------         -------          ------
Total from investment operations....        (0.84)           (0.05)          2.17          4.37            3.94            3.26
                                          -------          -------        -------       -------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................       --                --             --            (0.01)          --              (0.05)
Distributions from net realized
  gains.............................        (2.29)           (1.37)         (1.58)        (0.92)          (0.75)          (0.40)
                                          -------          -------        -------       -------         -------          ------
Total distributions.................        (2.29)           (1.37)         (1.58)        (0.93)          (0.75)          (0.45)
                                          -------          -------        -------       -------         -------          ------
Net asset value, end of period......      $ 17.50          $ 20.63        $ 22.05       $ 21.46         $ 18.02          $14.83
                                          =======          =======        =======       =======         =======          ======
TOTAL RETURN(B).....................        (4.34)%           0.22%         11.34%        25.02%          27.57%          27.56%
                                          =======          =======        =======       =======         =======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $52,284          $65,569        $49,602       $32,311         $16,693          $9,544
Ratio of operating expenses to
  average net assets................         1.23%(c)         1.24%          1.22%         1.21%           1.25%           1.26%
Ratio of net investment
  income/(loss) to average net
  assets............................        (0.37)%(c)       (0.14)%        (0.14)%        0.00%(e)        0.25%           0.44%
Portfolio turnover rate.............           21%              44%            53%           34%             33%             54%
Ratio of operating expenses to
  average net assets without
  waivers...........................         1.45%(c)         1.42%          1.38%         1.39%           1.50%           1.51%

------------
(a) The Munder Multi-Season Growth Fund Class A Shares and Class B Shares commenced operations on August 4, 1993 and April 29, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share number have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR         YEAR            YEAR            YEAR
    12/31/00(D)       ENDED           ENDED        ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98(D)      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
      $ 19.52          $ 21.09        $ 20.70       $  17.54        $ 14.56         $ 11.85
      -------          -------        -------       --------        -------         -------
        (0.11)           (0.17)         (0.18)         (0.14)         (0.08)          (0.04)
             )
        (0.83            (0.03)          2.15           4.22           3.81            3.15
      -------          -------        -------       --------        -------         -------
        (0.94)           (0.20)          1.97           4.08           3.73            3.11
      -------          -------        -------       --------        -------         -------
       --                --             --            --              --              --
        (2.29)           (1.37)         (1.58)         (0.92)         (0.75)          (0.40)
      -------          -------        -------       --------        -------         -------
        (2.29)           (1.37)         (1.58)         (0.92)         (0.75)          (0.40)
      -------          -------        -------       --------        -------         -------
      $ 16.29          $ 19.52        $ 21.09       $  20.70        $ 17.54         $ 14.56
      =======          =======        =======       ========        =======         =======
        (5.12)%          (0.51)%        10.66%         24.12%         26.61%          26.66%
      =======          =======        =======       ========        =======         =======
      $30,947          $36,433        $99,696       $102,700        $84,865         $66,630
         1.98%(c)         1.99%          1.97%          1.96%          2.00%           2.01%
             )%(c)
        (1.12            (0.89)%        (0.83)%        (0.75)%        (0.50)%         (0.31)%
           21%              44%            53%            34%            33%             54%
             %(c)
         2.20             2.17%          2.14%          2.14%          2.25%           2.26%

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                C SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR         YEAR            YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED        ENDED           ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98(D)      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 19.55          $ 21.12        $ 20.73       $ 17.56          $14.57          $11.86
                                          -------          -------        -------       -------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)........        (0.11)           (0.17)         (0.19)        (0.14)          (0.08)          (0.04)
Net realized and unrealized
  gain/(loss) on investments........        (0.73)           (0.03)          2.16          4.23            3.82            3.15
                                          -------          -------        -------       -------          ------          ------
Total from investment operations....        (0.84)           (0.20)          1.97          4.09            3.74            3.11
                                          -------          -------        -------       -------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................       --                --             --            --              --              --
Distributions from net realized
  gains.............................        (2.29)           (1.37)         (1.58)        (0.92)          (0.75)          (0.40)
                                          -------          -------        -------       -------          ------          ------
Total distributions.................        (2.29)           (1.37)         (1.58)        (0.92)          (0.75)          (0.40)
                                          -------          -------        -------       -------          ------          ------
Net asset value, end of period......      $ 16.42          $ 19.55        $ 21.12       $ 20.73          $17.56          $14.57
                                          =======          =======        =======       =======          ======          ======
TOTAL RETURN(B).....................        (4.59)%          (0.51)%        10.70%        24.09%          26.66%          26.64%
                                          =======          =======        =======       =======          ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $ 9,860          $10,166        $13,076       $14,411          $9,253          $5,605
Ratio of operating expenses to
  average net assets................         1.98%(c)         1.99%          1.97%         1.96%           2.00%           2.01%
Ratio of net investment
  income/(loss) to average net
  assets............................        (1.12)%(c)       (0.89)%        (0.83)%       (0.75)%         (0.50)%         (0.31)%
Portfolio turnover rate.............           21%              44%            53%           34%             33%             54%
Ratio of operating expenses to
  average net assets without
  waivers...........................         2.20%(c)         2.17%          2.13%         2.14%           2.25%           2.26%

------------
(a) The Munder Multi-Season Growth Fund Class C Shares and Class Y Shares commenced operations on September 20, 1993 and August 16, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
----------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR          YEAR            YEAR            YEAR
    12/31/00(D)       ENDED           ENDED         ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99       6/30/98(D)      6/30/97(D)      6/30/96(D)
----------------------------------------------------------------------------------------------
      $  20.98         $  22.34       $  21.66       $  18.17        $  14.94        $  12.10
      --------         --------       --------       --------        --------        --------
         (0.01)            0.02           0.04           0.05            0.08            0.09
         (0.80)           (0.01)          2.25           4.38            3.94            3.22
      --------         --------       --------       --------        --------        --------
         (0.81)            0.01           2.29           4.43            4.02            3.31
      --------         --------       --------       --------        --------        --------
        --               --              (0.03)         (0.02)          (0.04)          (0.07)
         (2.29)           (1.37)         (1.58)         (0.92)          (0.75)          (0.40)
      --------         --------       --------       --------        --------        --------
         (2.29)           (1.37)         (1.61)         (0.94)          (0.79)          (0.47)
      --------         --------       --------       --------        --------        --------
      $  17.88         $  20.98       $  22.34       $  21.66        $  18.17        $  14.94
      ========         ========       ========       ========        ========        ========
         (4.12)%           0.50%         11.70%         25.28%          27.96%          27.85%
      ========         ========       ========       ========        ========        ========
      $187,288         $250,523       $314,558       $332,156        $176,027        $130,129
          0.98%(c)         0.99%          0.97%          0.96%           1.00%           1.01%
         (0.12)%(c)        0.11%          0.17%          0.25%           0.50%           0.69%
            21%              44%            53%            34%             33%             54%
          1.20%(c)         1.17%          1.14%          1.14%           1.25%           1.26%

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................       $12.09           $12.78          $14.94          $14.40        $11.22         $10.09
                                           ------           ------          ------          ------        ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.33             0.56            0.57            0.64          0.44           0.45
Net realized and unrealized
  gain/(loss) on investments........         0.67            (0.57)          (1.63)           0.66          3.26           1.12
                                           ------           ------          ------          ------        ------         ------
Total from investment operations....         1.00            (0.01)          (1.06)           1.30          3.70           1.57
                                           ------           ------          ------          ------        ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.33)           (0.56)          (0.60)          (0.62)        (0.48)         (0.44)
Distributions in excess of net
  investment income.................       --                --              --              --            (0.01)         --
Distributions from net realized
  gains.............................       --                --              (0.39)          (0.14)         --            --
Distributions from capital..........       --                (0.12)          (0.11)          --            (0.03)         --
                                           ------           ------          ------          ------        ------         ------
Total distributions.................        (0.33)           (0.68)          (1.10)          (0.76)        (0.52)         (0.44)
                                           ------           ------          ------          ------        ------         ------
Net asset value, end of period......       $12.76           $12.09          $12.78          $14.94        $14.40         $11.22
                                           ======           ======          ======          ======        ======         ======
TOTAL RETURN(B).....................         8.30%            0.63%          (6.66)%          8.93%        33.51%         15.92%
                                           ======           ======          ======          ======        ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................       $3,037           $3,730          $3,530          $4,099        $1,426         $  267
Ratio of operating expenses to
  average net assets................         1.35%(c)         1.33%           1.27%           1.28%         1.35%          1.25%
Ratio of net investment income to
  average net assets................         5.22%(c)         4.90%           4.40%           4.15%         3.80%          4.25%
Portfolio turnover rate.............           16%              15%             22%             15%           15%            17%
Ratio of operating expenses to
  average net assets without
  waivers...........................         1.35%(c)         1.33%           1.27%           1.28%         1.38%          1.52%

------------
(a) The Munder Real Estate Equity Investment Fund Class A Shares and Class B Shares commenced operations on September 30, 1994 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96(D)
---------------------------------------------------------------------------------------------
       $12.10           $12.77          $14.93          $14.40        $11.22         $10.09
       ------           ------          ------          ------        ------         ------
         0.28             0.47            0.47            0.53          0.36           0.38
         0.65            (0.54)          (1.63)           0.65          3.24           1.11
       ------           ------          ------          ------        ------         ------
         0.93            (0.07)          (1.16)           1.18          3.60           1.49
       ------           ------          ------          ------        ------         ------
        (0.28)           (0.48)          (0.51)          (0.51)        (0.38)         (0.36)
       --                --              --              --            (0.01)         --
       --                --              (0.39)          (0.14)         --            --
       --                (0.12)          (0.10)          --            (0.03)         --
       ------           ------          ------          ------        ------         ------
        (0.28)           (0.60)          (1.00)          (0.65)        (0.42)         (0.36)
       ------           ------          ------          ------        ------         ------
       $12.75           $12.10          $12.77          $14.93        $14.40         $11.22
       ======           ======          ======          ======        ======         ======
         7.81%           (0.04)%         (7.37)%          8.12%        32.52%         15.05%
       ======           ======          ======          ======        ======         ======
       $3,815           $3,291          $5,337          $6,956        $4,606         $1,707
         2.10%(c)         2.08%           2.02%           2.03%         2.10%          2.00%
         4.47%(c)         4.15%           3.70%           3.40%         3.05%          3.50%
           16%              15%             22%             15%           15%            17%
         2.10%(c)         2.08%           2.02%           2.03%         2.13%          2.27%

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                    C SHARES
                                                    --------------------------------------------------------------------------
                                                    PERIOD ENDED   YEAR         YEAR         YEAR         YEAR      PERIOD
                                                    12/31/00(D)    ENDED        ENDED        ENDED        ENDED     ENDED
                                                    (UNAUDITED)    6/30/00(D)   6/30/99(D)   6/30/98(D)   6/30/97   6/30/96(D)
                                                    --------------------------------------------------------------------------
Net asset value, beginning of period.............      $12.16        $12.82       $14.98       $14.44     $11.25      $10.76
                                                       ------        ------       ------       ------     ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income............................        0.28          0.48         0.48         0.53       0.36        0.18
Net realized and unrealized gain/(loss) on
  investments....................................        0.65         (0.54)       (1.64)        0.66       3.26        0.47
                                                       ------        ------       ------       ------     ------      ------
Total from investment operations.................        0.93         (0.06)       (1.16)        1.19       3.62        0.65
                                                       ------        ------       ------       ------     ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............       (0.28)        (0.48)       (0.51)       (0.51)     (0.39)      (0.16)
Distributions in excess of net investment
  income.........................................      --             --           --           --         (0.01)      --
Distributions from net realized gains............      --             --           (0.39)       (0.14)      --         --
Distributions from capital.......................      --             (0.12)       (0.10)       --         (0.03)      --
                                                       ------        ------       ------       ------     ------      ------
Total distributions..............................       (0.28)        (0.60)       (1.00)       (0.65)     (0.43)      (0.16)
                                                       ------        ------       ------       ------     ------      ------
Net asset value, end of period...................      $12.81        $12.16       $12.82       $14.98     $14.44      $11.25
                                                       ======        ======       ======       ======     ======      ======
TOTAL RETURN(B)..................................        7.77%         0.04%       (7.34)%       8.17%     32.57%       6.08%
                                                       ======        ======       ======       ======     ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............      $  874        $  669       $1,251       $1,513     $  537      $    4
Ratio of operating expenses to average net
  assets.........................................        2.10%(c)      2.08%        2.02%        2.03%      2.10%       2.00%(c)
Ratio of net investment income to average net
  assets.........................................        4.47%(c)      4.15%        3.73%        3.40%      3.05%       3.50%(c)
Portfolio turnover rate..........................          16%           15%          22%          15%        15%         17%
Ratio of operating expenses to average net assets
  without waivers................................        2.10%(c)      2.08%        2.02%        2.03%      2.13%       2.27%(c)

------------
(a) The Munder Real Estate Equity Investment Fund Class C Shares and Class Y Shares commenced operations on January 5, 1996 and October 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          Y SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96(D)
---------------------------------------------------------------------------------------------
      $ 12.13          $ 12.80         $ 14.95         $ 14.40        $ 11.22       $ 10.09
      -------          -------         -------         -------        -------       -------
         0.34             0.59            0.60            0.68           0.51          0.47
         0.66            (0.55)          (1.62)           0.66           3.22          1.13
      -------          -------         -------         -------        -------       -------
         1.00             0.04           (1.02)           1.34           3.73          1.60
      -------          -------         -------         -------        -------       -------
        (0.35)           (0.59)          (0.64)          (0.65)         (0.51)        (0.47)
       --                --              --              --             (0.01)        --
       --                --              (0.39)          (0.14)         --            --
       --                (0.12)          (0.10)          --             (0.03)        --
      -------          -------         -------         -------        -------       -------
        (0.35)           (0.71)          (1.13)          (0.79)         (0.55)        (0.47)
      -------          -------         -------         -------        -------       -------
      $ 12.78          $ 12.13         $ 12.80         $ 14.95        $ 14.40       $ 11.22
      =======          =======         =======         =======        =======       =======
         8.34%            0.96%          (6.35)%          9.24%         33.79%        16.20%
      =======          =======         =======         =======        =======       =======
      $53,864          $55,645         $68,856         $82,611        $48,206       $19,125
         1.10%(c)         1.08%           1.02%           1.03%          1.10%         1.00%
         5.47%(c)         5.15%           4.73%           4.40%          4.05%         4.50%
           16%              15%             22%             15%            15%           17%
         1.10%(c)         1.08%           1.02%           1.03%          1.13%         1.27%

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                          A SHARES
                                                             -------------------------------------------------------------------
                                                             PERIOD
                                                             ENDED          YEAR          YEAR          YEAR          PERIOD
                                                             12/31/00(D)    ENDED         ENDED         ENDED         ENDED
                                                             (UNAUDITED)    6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                             -------------------------------------------------------------------
Net asset value, beginning of period.....................      $12.19         $13.10        $14.24        $12.04        $10.22
                                                               ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).............................        0.07           0.04          0.06          0.08          0.09
Net realized and unrealized gain/(loss) on investments...        1.40          (0.89)        (0.86)         2.82          1.77
                                                               ------         ------        ------        ------        ------
Total from investment operations.........................        1.47          (0.85)        (0.80)         2.90          1.86
                                                               ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.....................       (0.03)         (0.05)        (0.05)        (0.06)        (0.04)
Distributions in excess of net investment income.........       --             (0.01)        (0.02)        --            --
Distributions from net realized capital gains............       --             --            (0.27)        (0.64)        --
                                                               ------         ------        ------        ------        ------
Total distributions......................................       (0.03)         (0.06)        (0.34)        (0.70)        (0.04)
                                                               ------         ------        ------        ------        ------
Net asset value, end of period...........................      $13.63         $12.19        $13.10        $14.24        $12.04
                                                               ======         ======        ======        ======        ======
TOTAL RETURN(B)..........................................       12.09%         (6.57)%       (5.19)%       24.36%        18.20%
                                                               ======         ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).....................      $4,051         $3,469        $6,015        $6,474        $1,164
Ratio of operating expenses to average net assets........        1.26%(c)       1.31%         1.23%         1.27%         1.38%(c)
Ratio of net investment income/(loss) to average net
  assets.................................................        1.05%(c)       0.31%         0.49%         0.56%         1.93%(c)
Portfolio turnover rate..................................          73%            76%           69%           53%           73%
Ratio of operating expenses to average net assets without
  waivers................................................        1.27%(c)       1.31%         1.23%         1.27%         1.51%(c)

------------
(a) The Munder Small-Cap Value Fund Class A Shares and Class B Shares commenced operations on January 10, 1997 and February 11, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
    12/31/00(D)     ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
------------------------------------------------------------------------
    12.$06....        $13.03        $14.19        $12.03        $10.76
       ------         ------        ------        ------        ------
         0.02          (0.05)        (0.03)        (0.03)         0.05
         1.38          (0.91)        (0.84)         2.83          1.24
       ------         ------        ------        ------        ------
         1.40          (0.96)        (0.87)         2.80          1.29
       ------         ------        ------        ------        ------
        (0.01)         --            (0.00)(e)     --            (0.02)
       --              (0.01)        (0.02)        --            --
       --              --            (0.27)        (0.64)        --
       ------         ------        ------        ------        ------
        (0.01)         (0.01)        (0.29)        (0.64)        (0.02)
       ------         ------        ------        ------        ------
       $13.45         $12.06        $13.03        $14.19        $12.03
       ======         ======        ======        ======        ======
        11.59%         (7.38)%       (5.85)%       23.58%        12.03%
       ======         ======        ======        ======        ======
       $3,827         $2,741        $3,287        $3,237        $  373
         2.01%(c)       2.06%         1.98%         2.02%         2.13%(c)
         0.30%(c)      (0.44)%       (0.27)%       (0.19)%        1.18%(c)
           73%            76%           69%           53%           73%
         2.01%(c)       2.06%         1.98%         2.02%         2.26%(c)

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                         C SHARES
                                                           --------------------------------------------------------------------
                                                           PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                           12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                           (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                           --------------------------------------------------------------------
Net asset value, beginning of period...................       $12.02         $13.00        $14.18        $12.02        1$0.22
                                                              ------         ------        ------        ------         ----
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)...........................         0.02          (0.05)        (0.03)        (0.03)        0.05
Net realized and unrealized gain/(loss) on
  investments..........................................         1.38          (0.92)        (0.86)         2.83         1.78
                                                              ------         ------        ------        ------         ----
Total from investment operations.......................         1.40          (0.97)        (0.89)         2.80         1.83
                                                              ------         ------        ------        ------         ----
LESS DISTRIBUTIONS:
Dividends from net investment income...................        (0.01)         --            (0.00)(e)     --           (0.03)
Distributions in excess of net investment income.......       --              (0.01)        (0.02)        --           --
Distributions from net realized capital gains..........       --              --            (0.27)        (0.64)       --
                                                              ------         ------        ------        ------         ----
Total distributions....................................        (0.01)         (0.01)        (0.29)        (0.64)       (0.03)
                                                              ------         ------        ------        ------         ----
Net asset value, end of period.........................       $13.41         $12.02        $13.00        $14.18        1$2.02
                                                              ======         ======        ======        ======         ====
TOTAL RETURN(B)........................................        11.63%         (7.47)%       (6.00)%       23.60%       17.92%
                                                              ======         ======        ======        ======         ====
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...................       $1,914         $1,275        $1,845        $1,932         $197
Ratio of operating expenses to average net assets......         2.01%(c)       2.06%         1.98%         2.02%        2.13%(c)
Ratio of net investment income/(loss) to average net
  assets...............................................         0.30%(c)      (0.44)%       (0.27)%       (0.19)%       1.18%(c)
Portfolio turnover rate................................           73%            76%           69%           53%          73%
Ratio of operating expenses to average net assets
  without waivers......................................         2.01%(c)       2.06%         1.98%         2.02%        2.26%(c)

------------
(a) The Munder Small-Cap Value Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 26, 1996 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
    12/31/00(D)     ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
------------------------------------------------------------------------
      $ 12.20        $ 13.13       $ 14.25       $ 12.04       $ 10.00
      -------        -------       -------       -------       -------
         0.08           0.07          0.09          0.11          0.12
         1.41          (0.92)        (0.85)         2.84          1.96
      -------        -------       -------       -------       -------
         1.49          (0.85)        (0.76)         2.95          2.08
      -------        -------       -------       -------       -------
        (0.04)         (0.08)        (0.09)        (0.10)        (0.04)
       --              --            --            --            --
       --              --            (0.27)        (0.64)        --
      -------        -------       -------       -------       -------
        (0.04)         (0.08)        (0.36)        (0.74)        (0.04)
      -------        -------       -------       -------       -------
      $ 13.65        $ 12.20       $ 13.13       $ 14.25       $ 12.04
      =======        =======       =======       =======       =======
        12.15%         (6.45)%       (5.01)%       24.84%        20.86%
      =======        =======       =======       =======       =======
      $36,184        $31,920       $59,432       $71,251       $18,271
         1.01%(c)       1.06%         0.98%         1.02%         1.13%(c)
         1.30%(c)       0.56%         0.72%         0.81%         2.18%(c)
           73%            76%           69%           53%           73%
         1.02%(c)       1.06%         0.98%         1.02%         1.26%(c)

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                               A SHARES
                                     --------------------------------------------------------------------------------------------
                                     PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
                                     12/31/00          ENDED           ENDED           ENDED           ENDED           ENDED
                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96(D)
                                     --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................       $20.18           $16.53          $19.96          $21.61          $21.08          $15.28
                                        ------           ------          ------          ------          ------          ------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss..............        (0.08)           (0.15)          (0.07)          (0.13)          (0.12)          (0.12)
Net realized and unrealized
  gain/(loss) on investments.....        (3.66)            3.80           (2.15)           2.59            3.64            7.16
                                        ------           ------          ------          ------          ------          ------
Total from investment
  operations.....................        (3.74)            3.65           (2.22)           2.46            3.52            7.04
                                        ------           ------          ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................       --                --              --              --              --              --
Distributions from net realized
  capital gains..................        (0.97)           --              (1.21)          (4.11)          (2.99)          (1.24)
                                        ------           ------          ------          ------          ------          ------
Total distributions..............        (0.97)           --              (1.21)          (4.11)          (2.99)          (1.24)
                                        ------           ------          ------          ------          ------          ------
Net asset value, end of period...       $15.47           $20.18          $16.53          $19.96          $21.61          $21.08
                                        ======           ======          ======          ======          ======          ======
TOTAL RETURN(B)..................       (18.98)%          22.26%         (10.92)%         12.41%          18.88%          48.28%
                                        ======           ======          ======          ======          ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................       $12,105          $16,611         $25,729         $20,909         $11,646         $4,832
Ratio of operating expenses to
  average net assets.............         1.23%(c)         1.26%           1.22%           1.20%           1.22%           1.21%
Ratio of net investment loss to
  average net assets.............        (0.74)%(c)       (0.89)%         (0.44)%         (0.57)%         (0.62)%         (0.66)%
Portfolio turnover rate..........           79%             158%            108%            123%             98%             98%
Ratio of operating expenses to
  average net assets without
  waivers........................         1.23%(c)         1.26%           1.22%           1.20%           1.22%           1.28%

------------
(a) The Munder Small Company Growth Fund Class A Shares and Class B Shares commenced operations on November 23, 1992 and April 28, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            B SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------------
       $18.75           $15.71          $19.16         $ 21.05          $20.74          $15.15
       ------           ------          ------         -------          ------          ------
        (0.12)           (0.26)          (0.19)          (0.28)          (0.25)          (0.26)
             )
        (3.42             3.30           (2.05)           2.50            3.55            7.09
       ------           ------          ------         -------          ------          ------
        (3.54)            3.04           (2.24)           2.22            3.30            6.83
       ------           ------          ------         -------          ------          ------
       --                --              --              --              --              --
        (0.97)           --              (1.21)          (4.11)          (2.99)          (1.24)
       ------           ------          ------         -------          ------          ------
        (0.97)           --              (1.21)          (4.11)          (2.99)          (1.24)
       ------           ------          ------         -------          ------          ------
       $14.24           $18.75          $15.71         $ 19.16          $21.05          $20.74
       ======           ======          ======         =======          ======          ======
       (19.27)%          19.49%         (11.55)%         11.51%          18.06%          47.26%
       ======           ======          ======         =======          ======          ======
       $7,185           $8,562          $8,745         $14,013          $5,735          $  990
             %(c)
         1.98             2.01%           1.97%           1.95%           1.97%           1.96%
             )%(c)
        (1.50            (1.64)%         (1.19)%         (1.32)%         (1.37)%         (1.41)%
           79%             158%            108%            123%             98%             98%
             %(c)
         1.98             2.01%           1.97%           1.95%           1.97%           2.03%

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                    C SHARES
                                               ----------------------------------------------------------------------------------
                                               PERIOD ENDED    YEAR          YEAR          YEAR          YEAR          PERIOD
                                               12/31/00        ENDED         ENDED         ENDED         ENDED         ENDED
                                               (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)    6/30/96(D)
                                               ----------------------------------------------------------------------------------
Net asset value, beginning of period.......       $19.07         $15.97        $19.46        $21.32        $20.93        $17.05
                                                  ------         ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss........................        (0.11)         (0.26)        (0.19)        (0.28)        (0.25)        (0.21)
Net realized and unrealized gain/(loss) on
  investments..............................        (3.50)          3.36         (2.09)         2.53          3.63          5.33
                                                  ------         ------        ------        ------        ------        ------
Total from investment operations...........        (3.61)          3.10         (2.28)         2.25          3.38          5.12
                                                  ------         ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income.......       --              --            --            --            --            --
Distributions from net realized capital
  gains....................................        (0.97)         --            (1.21)        (4.11)        (2.99)        (1.24)
                                                  ------         ------        ------        ------        ------        ------
Total distributions........................        (0.97)         --            (1.21)        (4.11)        (2.99)        (1.24)
                                                  ------         ------        ------        ------        ------        ------
Net asset value, end of period.............       $14.49         $19.07        $15.97        $19.46        $21.32        $20.93
                                                  ======         ======        ======        ======        ======        ======
TOTAL RETURN(B)............................       (19.27)%        19.49%       (11.58)%       11.50%        18.26%        31.97%
                                                  ======         ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......       $3,082         $3,352        $3,839        $6,319        $2,271        $   76
Ratio of operating expenses to average net
  assets...................................         1.98%(c)       2.01%         1.97%         1.95%         1.97%         1.96%(c)
Ratio of net investment loss to average net
  assets...................................        (1.50)%(c)     (1.64)%       (1.19)%       (1.32)%       (1.37)%       (1.41)%(c)
Portfolio turnover rate....................           79%           158%          108%          123%           98%           98%
Ratio of operating expenses to average net
  assets without waivers...................         1.98%(c)       2.01%         1.97%         1.95%         1.97%         2.03%(c)

------------
(a) The Munder Small Company Growth Fund Class C Shares and Class Y Shares commenced operations on September 26, 1995 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            Y SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/00          ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------------
       $20.29          $  16.83        $  20.26        $  21.84        $  21.21        $  15.33
       ------          --------        --------        --------        --------        --------
        (0.05)            (0.11)          (0.03)          (0.07)          (0.07)          (0.07)
        (3.72)             3.57           (2.17)           2.60            3.69            7.19
       ------          --------        --------        --------        --------        --------
        (3.77)             3.46           (2.20)           2.53            3.62            7.12
       ------          --------        --------        --------        --------        --------
       --                --               (0.02)         --              --              --
        (0.97)           --               (1.21)          (4.11)          (2.99)          (1.24)
       ------          --------        --------        --------        --------        --------
        (0.97)           --               (1.23)          (4.11)          (2.99)          (1.24)
       ------          --------        --------        --------        --------        --------
       $15.55          $  20.29        $  16.83        $  20.26        $  21.84        $  21.21
       ======          ========        ========        ========        ========        ========
       (18.90)%           20.63%         (10.62)%         12.57%          19.26%          48.65%
       ======          ========        ========        ========        ========        ========
       $88,726         $122,547        $163,827        $209,081        $152,772        $107,492
         0.98%(c)          1.01%           0.97%           0.95%           0.97%           0.96%
        (0.50)%(c)        (0.64)%         (0.19)%         (0.32)%         (0.37)%         (0.41)%
           79%              158%            108%            123%             98%             98%
         0.98%(c)          1.01%           0.97%           0.95%           0.97%           1.03%

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                        A SHARES
                                                        -------------------------------------------------------------------------
                                                        PERIOD ENDED   YEAR            YEAR            YEAR            PERIOD
                                                        12/31/00(D)    ENDED           ENDED           ENDED           ENDED
                                                        (UNAUDITED)    6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
                                                        -------------------------------------------------------------------------
Net asset value, beginning of period.................      $12.78        $11.69          $ 8.99          $12.92          $10.18
                                                           ------        ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).........................       (0.05)         0.00(e)         0.03            0.11            0.05
Net realized and unrealized gain/(loss) on
  investments........................................       (4.03)         1.09            2.67           (3.73)           2.71
                                                           ------        ------          ------          ------          ------
Total from investment operations.....................       (4.08)         1.09            2.70           (3.62)           2.76
                                                           ------        ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.................       (0.04)        --              --              (0.04)          (0.02)
Distributions from net realized gains................      --             --              --              (0.05)          --
Distributions in excess of net realized gains........      --             --              --              (0.22)          --
                                                           ------        ------          ------          ------          ------
Total distributions..................................       (0.04)        --              --              (0.31)          (0.02)
                                                           ------        ------          ------          ------          ------
Net asset value, end of period.......................      $ 8.66        $12.78          $11.69          $ 8.99          $12.92
                                                           ======        ======          ======          ======          ======
TOTAL RETURN(B)......................................      (32.01)%        9.32%          30.03%         (28.34)%         27.16%
                                                           ======        ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).................      $1,992        $3,637          $  961          $  632          $  532
Ratio of operating expenses to average net assets....        2.00%(c)      1.98%           1.85%           1.89%           1.79%(c)
Ratio of net investment income/(loss) to average net
  assets.............................................       (0.89)%(c)    (0.02)%          0.39%           0.93%           1.14%(c)
Portfolio turnover rate..............................          64%          177%            159%             94%             46%
Ratio of operating expenses to average net assets
  without expenses reimbursed........................        2.15%(c)      2.14%           2.12%           2.14%           5.43%(c)

------------
(a) The Munder Framlington Emerging Markets Fund Class A Shares and Class B Shares commenced operations on January 14, 1997 and February 25, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   B SHARES
------------------------------------------------------------------------------
    PERIOD ENDED    YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)     ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)     6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
------------------------------------------------------------------------------
       $12.52         $11.47          $ 8.95          $12.91          $11.13
       ------         ------          ------          ------          ------
        (0.09)         (0.10)          (0.03)           0.02            0.01
        (3.94)          1.15            2.55           (3.71)           1.79
       ------         ------          ------          ------          ------
        (4.03)          1.05            2.52           (3.69)           1.80
       ------         ------          ------          ------          ------
       --              --              --              (0.00)(e)       (0.02)
       --              --              --              (0.05)          --
       --              --              --              (0.22)          --
       ------         ------          ------          ------          ------
       --              --              --              (0.27)          (0.02)
       ------         ------          ------          ------          ------
       $ 8.49         $12.52          $11.47          $ 8.95          $12.91
       ======         ======          ======          ======          ======
       (32.19)%         9.15%          28.16%         (28.90)%         16.21%
       ======         ======          ======          ======          ======
       $1,762         $3,012          $1,121          $  511          $  134
         2.75%(c)       2.73%           2.60%           2.64%           2.54%(c)
        (1.64)%(c)     (0.77)%         (0.36)%          0.18%           0.39%(c)
           64%           177%            159%             94%             46%
         2.90%(c)       2.88%           2.87%           2.89%           6.18%(c)

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                          C SHARES
                                                             -------------------------------------------------------------------
                                                             PERIOD ENDED   YEAR          YEAR          YEAR          PERIOD
                                                             12/31/00(D)    ENDED         ENDED         ENDED         ENDED
                                                             (UNAUDITED)    6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                             -------------------------------------------------------------------
Net asset value, beginning of period......................      $12.43        $11.47        $ 8.96        $12.92        $10.95
                                                                ------        ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)..............................       (0.09)        (0.10)        (0.03)         0.02          0.01
Net realized and unrealized gain/(loss) on investments....       (3.91)         1.06          2.54         (3.71)         1.96
                                                                ------        ------        ------        ------        ------
Total from investment operations..........................       (4.00)         0.96          2.51         (3.69)         1.97
                                                                ------        ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................      --             --            --            (0.00)(e)     (0.00)(e)
Distributions from net realized gains.....................      --             --            --            (0.05)        --
Distributions in excess of net realized gains.............      --             --            --            (0.22)        --
                                                                ------        ------        ------        ------        ------
Total distributions.......................................      --             --            --            (0.27)        (0.00)(e)
                                                                ------        ------        ------        ------        ------
Net asset value, end of period............................      $ 8.43        $12.43        $11.47        $ 8.96        $12.92
                                                                ======        ======        ======        ======        ======
TOTAL RETURN(B)...........................................      (32.18)%        8.37%        28.01%       (28.88)%       18.03%
                                                                ======        ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................      $  468        $  807        $  497        $  132        $   24
Ratio of operating expenses to average net assets.........        2.75%(c)      2.73%         2.60%         2.64%         2.54%(c)
Ratio of net investment income/(loss) to average net
  assets..................................................       (1.64)%(c)    (0.77)%       (0.36)%        0.18%         0.39%(c)
Portfolio turnover rate...................................          64%          177%          159%           94%           46%
Ratio of operating expenses to average net assets without
  expenses reimbursed.....................................        2.90%(c)      2.89%         2.87%         2.89%         6.18%(c)

------------
(a) The Munder Framlington Emerging Markets Fund Class C Shares and Class Y Shares commenced operations on March 3, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                   Y SHARES
------------------------------------------------------------------------------
    PERIOD ENDED    YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)     ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)     6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
------------------------------------------------------------------------------
      $ 12.70        $ 11.64         $  9.00         $ 12.92          $10.00
      -------        -------         -------         -------          ------
        (0.03)          0.03            0.05            0.13            0.07
        (4.00)          1.03            2.59           (3.72)           2.88
      -------        -------         -------         -------          ------
        (4.03)          1.06            2.64           (3.59)           2.95
      -------        -------         -------         -------          ------
        (0.09)         --              --              (0.06)          (0.03)
       --              --              --              (0.05)          --
       --              --              --              (0.22)          --
      -------        -------         -------         -------          ------
        (0.09)         --              --              (0.33)          (0.03)
      -------        -------         -------         -------          ------
      $  8.58        $ 12.70         $ 11.64         $  9.00          $12.92
      =======        =======         =======         =======          ======
       (31.83)%         9.11%          29.33%         (28.12)%         29.51%
      =======        =======         =======         =======          ======
      $15,770        $19,896         $17,857         $14,332          $4,826
         1.75%(c)       1.73%           1.60%           1.64%           1.54%(c)
        (0.64)%(c)      0.23%           0.64%           1.18%           1.39%(c)
           64%           177%            159%             94%             46%
         1.90%(c)       1.89%           1.87%           1.89%           5.18%(c)

                       See Notes to Financial Statements.

           Munder Framlington Global Financial Services Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                               A SHARES       B SHARES       II SHARES
                                                               ------------   ------------   ------------
                                                               PERIOD ENDED   PERIOD ENDED   PERIOD ENDED
                                                               12/31/00(D)    12/31/00(D)    12/31/00(D)
                                                               (UNAUDITED)    (UNAUDITED)    (UNAUDITED)
                                                               ------------------------------------------
Net asset value, beginning of period........................      $10.62         $10.79         $10.86
                                                                  ------         ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)................................       (0.01)         (0.05)         (0.04)
Net realized and unrealized gain/(loss) on investments......        1.16           0.99           0.93
                                                                  ------         ------         ------
Total from investment operations............................        1.15           0.94           0.89
                                                                  ------         ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       (0.09)         (0.03)         (0.03)
                                                                  ------         ------         ------
Total distributions.........................................       (0.09)         (0.03)         (0.03)
                                                                  ------         ------         ------
Net asset value, end of period..............................      $11.68         $11.70         $11.72
                                                                  ======         ======         ======
TOTAL RETURN(B).............................................       10.90%          8.70%          8.18%
                                                                  ======         ======         ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $1,617         $1,220         $  756
Ratio of operating expenses to average net assets...........        1.53%(c)       2.28%(c)       2.28%(c)
Ratio of net investment loss to average net assets..........       (0.25)%(c)     (0.97)%(c)     (0.86)%(c)
Portfolio turnover rate.....................................          27%            27%            27%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        2.02%(c)       2.77%(c)       2.77%(c)

------------
(a) The Munder Framlington Global Financial Sevices Fund Class A Shares, Class B Shares, Class II Shares and Class Y Shares commenced operations on July 3, 2000, July 7, 2000, July 20, 2000 and June 24, 1998, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) The amount shown at this caption for each share outstanding throughout the period may not accord with the change in aggregate gains and losses in the portfolio securities for the period because of the timing of purchases and withdrawals of shares in relation to the fluctuating market values of the portfolio.

(f)  Amount represents less than 0.01.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                      Y SHARES
----------------------------------------------------
    PERIOD ENDED   YEAR         YEAR         PERIOD
    12/31/00(D)    ENDED        ENDED        ENDED
    (UNAUDITED)    6/30/00      6/30/99      6/30/98
----------------------------------------------------
       $10.62      $10.02       $10.19       $10.00
       ------      ------       ------       ------
        (0.00)(f)    0.12         0.10         0.01
         1.17        0.65        (0.23)(e)     0.18
       ------      ------       ------       ------
         1.17        0.77        (0.13)        0.19
       ------      ------       ------       ------
        (0.12)      (0.17)       (0.04)        --
       ------      ------       ------       ------
        (0.12)      (0.17)       (0.04)        --
       ------      ------       ------       ------
       $11.67      $10.62       $10.02       $10.19
       ======      ======       ======       ======
        11.02%       7.89%       (1.29)%       1.90%
       ======      ======       ======       ======
       $5,583      $4,466       $2,947       $1,834
         1.28%(c)    1.25%        1.18%        1.14%(c)
        (0.00)%(c,f)   1.20%      1.16%        3.60%(c)
           27%         65%          75%           0%
         1.77%(c)    2.06%        2.45%        1.14%(c)

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                      A SHARES
                                                      -------------------------------------------------------------------------
                                                      PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                      12/31/00(D)       ENDED           ENDED           ENDED           ENDED
                                                      (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97
                                                      -------------------------------------------------------------------------
Net asset value, beginning of period................    $  28.35         $ 10.46         $ 11.82          $10.89        $ 11.30
                                                        --------         -------         -------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.................................       (0.16)          (0.22)          (0.13)          (0.15)         (0.01)
Net realized and unrealized gain/(loss) on
  investments.......................................        1.92           18.11           (1.13)           1.08          (0.40)
                                                        --------         -------         -------          ------        -------
Total from investment operations....................        1.76           17.89           (1.26)           0.93          (0.41)
                                                        --------         -------         -------          ------        -------
LESS DISTRIBUTIONS:
Distributions from net realized gains...............       (0.76)          --              (0.08)          --             --
Distributions in excess of net realized gains.......      --               --              (0.02)          --             --
                                                        --------         -------         -------          ------        -------
Total distributions.................................       (0.76)          --              (0.10)          --             --
                                                        --------         -------         -------          ------        -------
Net asset value, end of period......................    $  29.35         $ 28.35         $ 10.46          $11.82        $ 10.89
                                                        ========         =======         =======          ======        =======
TOTAL RETURN(B).....................................        6.29%         171.03%         (10.69)%          8.54%         (3.63)%
                                                        ========         =======         =======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $221,498         $79,441         $ 3,382          $4,984        $   664
Ratio of operating expenses to average net assets...        1.47%(c)        1.61%           1.61%           1.62%          1.55%(c)
Ratio of net investment loss to average net
  assets............................................       (1.04)%(c)      (1.01)%         (1.27)%         (1.20)%        (0.95)%(c)
Portfolio turnover rate.............................          23%             60%             49%             47%            14%
Ratio of operating expenses to average net assets
  without expenses reimbursed.......................        1.47%(c)        1.63%           1.92%           2.40%          7.33%(c)

------------
(a) The Munder Framlington Healthcare Fund Class A Shares and Class B Shares commenced operations on February 14, 1997 and January 31, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  B SHARES
-----------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97
-----------------------------------------------------------------------------
      $  27.64         $  10.27         $11.69          $10.85        $11.02
      --------         --------         ------          ------        ------
         (0.27)           (0.37)         (0.21)          (0.23)        (0.02)
          1.88            17.74          (1.11)           1.07         (0.15)
      --------         --------         ------          ------        ------
          1.61            17.37          (1.32)           0.84         (0.17)
      --------         --------         ------          ------        ------
         (0.76)          --              (0.08)          --             --
        --               --              (0.02)          --             --
      --------         --------         ------          ------        ------
         (0.76)          --              (0.10)          --             --
      --------         --------         ------          ------        ------
         28.49         $  27.64         $10.27          $11.69        $10.85
      ========         ========         ======          ======        ======
          5.94%          169.13%        (11.40)%          7.83%        (1.54)%
      ========         ========         ======          ======        ======
      $254,655         $102,859         $6,682          $8,664        $1,063
          2.22%(c)         2.36%          2.36%           2.37%         2.30%(c)
         (1.79)%(c)       (1.75)%        (2.02)%         (1.95)%       (1.70)%(c)
            23%              60%            49%             47%           14%
          2.22%(c)         2.38%          2.67%           3.15%         8.08%(c)

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                      C SHARES
                                                      -------------------------------------------------------------------------
                                                      PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                      12/31/00(D)       ENDED           ENDED           ENDED           ENDED
                                                      (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97
                                                      -------------------------------------------------------------------------
Net asset value, beginning of period................    $  27.62         $ 10.27         $ 11.69          $10.86        $ 10.40
                                                        --------         -------         -------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.................................       (0.27)          (0.40)          (0.21)          (0.23)         (0.01)
Net realized and unrealized gain/(loss) on
  investments.......................................        1.88           17.75           (1.11)           1.06           0.47
                                                        --------         -------         -------          ------        -------
Total from investment operations....................        1.61           17.35           (1.32)           0.83           0.46
                                                        --------         -------         -------          ------        -------
LESS DISTRIBUTIONS:
Distributions from net realized gains...............       (0.76)          --              (0.08)          --             --
Distributions in excess of net realized gains.......      --               --              (0.02)          --             --
                                                        --------         -------         -------          ------        -------
Total distributions.................................       (0.76)          --              (0.10)          --             --
                                                        --------         -------         -------          ------        -------
Net asset value, end of period......................    $  28.47         $ 27.62         $ 10.27          $11.69        $ 10.86
                                                        ========         =======         =======          ======        =======
TOTAL RETURN(B).....................................        5.91%         168.94%         (11.40)%          7.73%          4.42%
                                                        ========         =======         =======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................    $150,255         $77,156         $ 1,652          $3,378        $   164
Ratio of operating expenses to average net assets...        2.22%(c)        2.36%           2.36%           2.37%          2.30%(c)
Ratio of net investment loss to average net
  assets............................................       (1.79)%(c)      (1.75)%         (2.02)%         (1.95)%        (1.70)%(c)
Portfolio turnover rate.............................          23%             60%             49%             47%            14%
Ratio of operating expenses to average net assets
  without expenses reimbursed.......................        2.22%(c)        2.38%           2.67%           3.15%          8.08%(c)

------------
(a) The Munder Framlington Healthcare Fund Class C Shares and Class Y Shares commenced operations on January 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                  Y SHARES
-----------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97
-----------------------------------------------------------------------------
      $  28.56          $ 10.50         $11.84          $10.89        $10.00
      --------          -------         ------          ------        ------
         (0.12)           (0.13)         (0.11)          (0.11)        (0.03)
          1.93            18.19          (1.13)           1.06          0.92
      --------          -------         ------          ------        ------
          1.81            18.06          (1.24)           0.95          0.89
      --------          -------         ------          ------        ------
         (0.76)          --              (0.08)          --             --
        --               --              (0.02)          --             --
      --------          -------         ------          ------        ------
         (0.76)          --              (0.10)          --             --
      --------          -------         ------          ------        ------
      $  29.61          $ 28.56         $10.50          $11.84        $10.89
      ========          =======         ======          ======        ======
          6.42%          171.74%        (10.42)%          8.72%         8.90%
      ========          =======         ======          ======        ======
      $ 14,618          $15,989         $5,303          $5,458        $2,086
          1.22%(c)         1.36%          1.36%           1.37%         1.30%(c)
         (0.79)%(c)       (0.76)%        (1.03)%         (0.95)%       (0.70)%(c)
            23%              60%            49%             47%           14%
          1.22%(c)         1.38%          1.67%           2.15%         7.08%(c)

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                          A SHARES
                                                            --------------------------------------------------------------------
                                                            PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                            12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                            (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................       $15.79         $12.79        $11.92        $11.35        $10.10
                                                               ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................        (0.07)         (0.05)        (0.02)         0.02          0.05
Net realized and unrealized gain/(loss) on
  investments...........................................        (2.33)          3.72          0.90          0.61          1.20
                                                               ------         ------        ------        ------        ------
Total from investment operations........................        (2.40)          3.67          0.88          0.63          1.25
                                                               ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       --              (0.08)        --            (0.02)        --
Distributions in excess of net investment income........       --              (0.05)        --            --            --
Distributions from net realized gains...................        (1.11)         (0.54)        (0.01)        (0.03)        --
Distributions in excess of net realized gains...........       --              --            --            (0.01)        --
                                                               ------         ------        ------        ------        ------
Total distributions.....................................        (1.11)         (0.67)        (0.01)        (0.06)        --
                                                               ------         ------        ------        ------        ------
Net asset value, end of period..........................       $12.28         $15.79        $12.79        $11.94        $11.35
                                                               ======         ======        ======        ======        ======
TOTAL RETURN(B).........................................       (15.74)%        28.89%         7.36%         5.60%        12.38%
                                                               ======         ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................       $2,412         $1,715        $2,869        $1,601        $1,103
Ratio of operating expenses to average net assets.......         1.72%(c)       1.69%         1.60%         1.62%         1.55%(c)
Ratio of net investment income/(loss) to average net
  assets................................................        (0.96)%(c)     (0.34)%       (0.16)%        0.21%         1.01%(c)
Portfolio turnover rate.................................           52%            64%           66%           38%           15%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................         1.72%(c)       1.71%         1.75%         1.82%         2.56%(c)

------------
(a) The Munder Framlington International Growth Fund Class A Shares and Class B Shares commenced operations on February 20, 1997 and March 19, 1997 respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                B SHARES
------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
    12/31/00(D)     ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
------------------------------------------------------------------------
       $15.51         $12.56        $11.83        $11.32        $ 9.85
       ------         ------        ------        ------        ------
        (0.12)         (0.17)        (0.10)        (0.06)         0.01
        (2.28)          3.66          0.84          0.61          1.46
       ------         ------        ------        ------        ------
        (2.40)          3.49          0.74          0.55          1.47
       ------         ------        ------        ------        ------
       --              --            --            --            --
       --              --            --            --            --
        (1.11)         (0.54)        (0.01)        (0.03)        --
       --              --            --            (0.01)        --
       ------         ------        ------        ------        ------
        (1.11)         (0.54)        (0.01)        (0.04)        --
       ------         ------        ------        ------        ------
       $12.00         $15.51        $12.56        $11.83        $11.32
       ======         ======        ======        ======        ======
       (16.02)%        27.96%         6.23%         4.88%        14.92%
       ======         ======        ======        ======        ======
       $1,448         $1,638        $  546        $  591        $  128
         2.47%(c)       2.44%         2.36%         2.37%         2.30%(c)
        (1.71)%(c)     (1.09)%       (0.92)%       (0.54)%        0.26%(c)
           52%            64%           66%           38%           15%
         2.47%(c)       2.46%         2.51%         2.57%         3.31%(c)

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                          C SHARES
                                                            --------------------------------------------------------------------
                                                            PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                            12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                            (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................       $15.55         $12.58        $11.86        $11.33        $10.03
                                                               ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................        (0.12)         (0.17)        (0.10)        (0.06)         0.01
Net realized and unrealized gain/(loss) on
  investments...........................................        (2.31)          3.68          0.83          0.63          1.29
                                                               ------         ------        ------        ------        ------
Total from investment operations........................        (2.43)          3.51          0.73          0.57          1.30
                                                               ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................       --              --            --            --            --
Distributions in excess of net investment income........       --              --            --            --            --
Distributions from net realized gains...................        (1.11)         (0.54)        (0.01)        (0.03)        --
Distributions in excess of net realized gains...........       --              --            --            (0.01)        --
                                                               ------         ------        ------        ------        ------
Total distributions.....................................        (1.11)         (0.54)        (0.01)        (0.04)        --
                                                               ------         ------        ------        ------        ------
Net asset value, end of period..........................       $12.01         $15.55        $12.58        $11.86        $11.33
                                                               ======         ======        ======        ======        ======
TOTAL RETURN(B).........................................       (16.19)%        28.07%         6.13%         5.05%        12.96%
                                                               ======         ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................       $  980         $1,118        $  172        $  196        $   62
Ratio of operating expenses to average net assets.......         2.47%(c)       2.44%         2.36%         2.37%         2.30%(c)
Ratio of net investment income/(loss) to average net
  assets................................................        (1.71)%(c)     (1.09)%        0.92%        (0.54)%        0.26%(c)
Portfolio turnover rate.................................           52%            64%           66%           38%           15%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................         2.47%(c)       2.46%         2.51%         2.58%         3.31%(c)

------------
(a) The Munder Framlington International Growth Fund Class C Shares and Class Y Shares commenced operations on February 13, 1997 and December 31, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                Y SHARES
------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
    12/31/00(D)     ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
------------------------------------------------------------------------
      $ 15.81        $ 12.81       $ 11.94       $ 11.35       $ 10.00
      -------        -------       -------       -------       -------
        (0.05)         (0.01)         0.01          0.05          0.07
        (2.34)          3.74          0.87          0.61          1.28
      -------        -------       -------       -------       -------
        (2.39)          3.73          0.88          0.66          1.35
      -------        -------       -------       -------       -------
       --              (0.12)        --            (0.03)        --
       --              (0.07)        --            --            --
        (1.11)         (0.54)        (0.01)        (0.03)        --
       --              --            --            (0.01)        --
      -------        -------       -------       -------       -------
        (1.11)         (0.73)        (0.01)        (0.07)        --
      -------        -------       -------       -------       -------
      $ 12.31        $ 15.81       $ 12.81       $ 11.94       $ 11.35
      =======        =======       =======       =======       =======
       (15.65)%        29.34%         7.35%         5.86%        13.50%
      =======        =======       =======       =======       =======
      $63,878        $73,916       $60,940       $64,643       $23,831
         1.47%(c)       1.44%         1.36%         1.37%         1.30%(c)
        (0.71)%(c)     (0.09)%        0.08%         0.46%         1.26%(c)
           52%            64%           66%           38%           15%
         1.47%(c)       1.46%         1.51%         1.57%         2.31%(c)

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains only to the equity funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the other remaining funds of MFI, MFT and the Framlington are presented in separate reports.
                      EQUITY FUNDS
                      MFI:
                      Munder Bio(Tech)(2) Fund
                      Munder Digital Economy Fund
                      Munder Focus Growth Fund (formerly Munder Equity Selection
                      Fund)
                      Munder Growth Opportunities Fund
                      Munder Micro-Cap Equity Fund
                      Munder Multi-Season Growth Fund
                      Munder Real Estate Equity Investment Fund
                      Munder Small-Cap Value Fund
                      MFT:
                      Munder Balanced Fund
                      Munder Equity Income Fund (formerly Munder Growth & Income
                      Fund)
                      Munder International Equity Fund
                      Munder Small Company Growth Fund
                      FRAMLINGTON:
                      Munder Framlington Emerging Markets Fund
                      Munder Framlington Global Financial Services Fund
                      Munder Framlington Healthcare Fund
                      Munder Framlington International Growth Fund

     The Funds (with the exception of Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Growth Opportunities Fund and Munder Framlington Global Financial Services Fund) offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Growth Opportunities Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of December 31, 2000, the Class K Shares of Munder Focus Growth Fund, Munder Growth Opportunities Fund and Munder Framlington Global Financial Services Fund had not commenced operations. The Financial Highlights of Class K Shares of the Funds are presented in a separate annual report. On February 14, 2000, Munder Equity Selection Fund and Munder Growth & Income Fund changed their names to Munder Focus Growth Fund and Munder Equity Income Fund, respectively. Each Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Forward Foreign Currency Exchange Contracts: Each of the Funds (except Real Estate Equity Investment Fund) may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of Munder International Equity Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Futures Contracts: Each of the Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") or World Asset Management ("World"), a wholly owned subsidiary of the Advisor, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Options: The Funds may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact, if any, of this accounting change.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Growth Opportunities Fund, Munder International Equity Fund, Munder Multi-Season Growth Fund, Munder Micro-Cap Equity Fund, Munder Small-Cap Value Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund; quarterly (if available) by Munder Balanced Fund, Munder Equity Income Fund, and Munder Small Company Growth Fund; and monthly by Munder Real Estate Equity Investment Fund. Each Fund's net realized capital gains (including

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole. The Munder Balanced Fund, Munder Equity Income Fund, Munder Focus Growth Fund, Munder Growth Opportunities, Munder International Equity Fund, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on June 30, 2000, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISORS, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                      FEES ON ASSETS          FEES ON ASSETS
                                                    UP TO $500 MILLION    EXCEEDING $500 MILLION
                                                    ------------------    ----------------------
Munder Multi-Season Growth Fund.................          1.00%                   0.75%

                                                      FEES ON ASSETS          FEES ON ASSETS
                                                    UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                    ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund.........          1.00%                   0.75%

                                                     FEES ON AVERAGE
                                                     DAILY NET ASSETS
                                                    ------------------
Munder Bio(Tech)(2) Fund and Munder Framlington
  Emerging Markets Fund.........................          1.25%
Munder Micro-Cap Equity Fund....................          1.00%
Munder Digital Economy Fund, Munder Equity
  Income Fund, Munder Focus Growth Fund, Munder
  Growth Opportunities Fund, Munder Small-Cap
  Value Fund, Munder Small Company Growth Fund,
  and Munder Framlington Global Financial
  Services Fund.................................          0.75%
Munder Real Estate Equity Investment Fund.......          0.74%
Munder Balanced Fund............................          0.65%

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     For its advisory services, World is entitled to receive from the Fund a fee, computed daily and payable monthly, based on the average daily net assets of the Fund, at the following annual rate:

                                                     FEES ON AVERAGE
                                                     DAILY NET ASSETS
                                                    ------------------
Munder International Equity Fund................          0.75%

     The Advisor voluntarily waived fees and reimbursed expenses for period ended December 31, 2000, for the following Funds:

                                                                                EXPENSES
                            FUND                                FEES WAIVED    REIMBURSED
                            ----                                -----------    ----------
Munder Multi-Season Growth Fund.............................     $630,137         --
Munder Framlington Emerging Markets Fund....................       --           $46,328
Munder Framlington Global Financial Services Fund...........       --            17,016
Munder Framlington International Growth Fund................       --                90

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to The Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington Healthcare Fund and the Munder Framlington International Growth Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. For its services with regard to the Munder Bio(Tech)(2) Fund and the Munder Framlington Global Financial Services Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $107,777 for its shareholder services to the Funds for the period ended December 31, 2000.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 plus a fee of $1,500 for each meeting of the committee attended. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C and Class II Shares. Under the Plans, the

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B, Class C and Class II Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of each Fund. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the period ended December 31, 2000, the Distributor paid $6,468 to Comerica Securities for shareholder services provided to the Funds.

     Comerica is among the Service Organizations who receive shareholder service fees from the Funds under the Service Plans and Class K Plans. For the period ended December 31, 2000, the Distributor paid $745,518 to Comerica for shareholder services provided to the funds.

     The effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund:

 CLASS A      CLASS B      CLASS C       CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

Munder Bio(Tech)(2) Fund and Munder Digital Economy Fund:

 CLASS A      CLASS B      CLASS II      CLASS K
  SHARES       SHARES       SHARES        SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES   SERVICE FEES
----------   ----------   ----------   ------------
  0.25%        1.00%        1.00%         0.25%

Munder Focus Growth Fund, Munder Growth Opportunities Fund and Munder Framlington Global Financial Services Fund:

 CLASS A      CLASS B      CLASS II
  SHARES       SHARES       SHARES
12B-1 FEES   12B-1 FEES   12B-1 FEES
----------   ----------   ----------
  0.25%        1.00%        1.00%

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

     For the period ended December 31, 2000, purchases and sales of securities, other than short-term investments and U.S. Government securities, were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................        $ 66,258,967            $ 36,125,023
Munder Bio(Tech)(2) Fund........................           7,674,754                 377,037
Munder Digital Economy Fund.....................          10,091,476                 677,947
Munder Equity Income Fund.......................          76,420,272              95,287,820
Munder Focus Growth Fund........................          13,681,493               5,434,213
Munder Growth Opportunities Fund................          15,005,382               6,646,872
Munder International Equity Fund................          12,654,860              34,069,413
Munder Micro-Cap Equity Fund....................          88,364,340              80,541,864
Munder Multi-Season Growth Fund.................         119,013,174             219,446,646
Munder Real Estate Equity Investment Fund.......          10,179,312              11,648,829
Munder Small-Cap Value Fund.....................          37,682,344              44,564,129
Munder Small Company Growth Fund................         141,884,935             169,216,376
Munder Framlington Emerging Markets Fund........          40,473,471              35,989,668
Munder Framlington Global Financial Services
  Fund..........................................           5,450,242               1,758,188
Munder Framlington Healthcare Fund..............         473,044,339             108,679,359
Munder Framlington International Growth Fund....          41,040,455               1,174,254

     For the period ended December 31, 2000, purchases and sales of U.S. Government securities, excluding short-term investments, were $25,469,587 and $14,128,500, respectively, for the Munder Balanced Fund.

     For the period ended December 31, 2000, the Munder Small-Cap Value Fund had the following written covered call and put options contracts:

                                                                NUMBER OF CONTRACTS    PREMIUM AMOUNT
                                                                -------------------    --------------
Beginning of period.........................................             130             $ 123,731
Written during the period...................................           1,013               626,091
Expired during the period...................................            (438)             (238,003)
Closed during the period....................................            (170)             (163,260)
                                                                       -----             ---------
Balance at end of period....................................             535             $ 348,559
                                                                       =====             =========

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                             TAX BASIS       TAX BASIS
                                                             UNREALIZED      UNREALIZED
                                                            APPRECIATION    DEPRECIATION
                                                            ------------    ------------
Munder Balanced Fund....................................    $  7,022,771    $ 6,827,177
Munder Bio(Tech)(2) Fund................................         368,851        590,097
Munder Digital Economy Fund.............................         367,035        498,136
Munder Equity Income Fund...............................      37,850,939      6,962,836
Munder Focus Growth Fund................................       1,529,458      3,243,279
Munder Growth Opportunities Fund........................       3,696,496      1,914,927
Munder International Equity Fund........................      51,218,377     18,289,681
Munder Micro-Cap Equity Fund............................      17,232,948     22,758,578
Munder Multi-Season Growth Fund.........................     143,596,738     28,401,556
Munder Real Estate Equity Investment Fund...............       8,055,505      4,732,545
Munder Small-Cap Value Fund.............................       7,571,509      5,088,211
Munder Small Company Growth Fund........................      17,311,408     31,516,869
Munder Framlington Emerging Markets Fund................       2,292,732     16,424,222
Munder Framlington Global Financial Services Fund.......       1,230,464        192,090
Munder Framlington Healthcare Fund......................     117,038,364     93,735,949
Munder Framlington International Growth Fund............      11,247,054      6,162,474

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies engaged in the biotechnology industry and other healthcare related companies. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder International Equity Fund primarily invests in foreign securities and Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. The Munder Framlington Global Financial Services Fund intends to invest at least 65% of its total net assets in at least three different countries including the United States. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

     The Munder Framlington Global Financial Services Fund primarily invests in equity securities of U.S. and foreign companies which are principally engaged in the financial services industry and companies providing services primarily within the financial services industry, and accordingly, is more susceptible to factors adversely affecting the financial services industry.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

     The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

6. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, have been capitalized and are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Munder Funds established a revolving line of credit with State Street Bank and Trust Company in which the Munder Micro-Cap Equity Fund participated. Effective December 20, 2000, the line of credit was extended to include all of the Funds. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the period ended December 31, 2000 these Funds did not utilize the revolving line of credit, and total commitment fees were $479.

8. SHAREHOLDER MEETING

     On December 20, 2000, a Shareholder Meeting was held because the Sub-Advisor to the Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund Munder Framlington International Growth Fund and Munder Bio(Tech)(2) Fund (the "Funds"), underwent a change in control upon the acquisition by HSBC Holdings plc of Credit Commercial de France. As a result, the Sub-Advisory Agreements between the Sub-Advisor and the Advisor terminated automatically by their terms. The purpose of the meeting was to consider and vote on approval or disapproval of new Sub-Advisory Agreements for the Funds on substantially the same terms as the terminated Agreements. The shareholders of the Funds approved new Sub-Advisory Agreements at the meeting.

9. INCOME TAX INFORMATION

     As determined at June 30, 2000 the following Munder Funds had available for Federal income tax purposes, unused capital losses as follows:

                                                                 EXPIRING      EXPIRING
                                                                   2007          2008
                                                                ----------    ----------
Munder Real Estate Equity Investment Fund...................        --        $3,888,959
Munder Small-Cap Value Fund.................................    $  986,169        --
Munder Framlington Emerging Markets Fund....................     5,823,745        --

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1999 and June 30, 2000 as follows:

                                                                  AMOUNT
                                                                ----------
Munder Real Estate Equity Investment Fund...................    $5,574,137
Munder Small-Cap Value Fund.................................     1,112,664
Munder Framlington Global Financial Services Fund...........        17,504
Munder Framlington Healthcare Fund..........................        96,169
Munder Framlington International Growth Fund................       126,401


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan

OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Libby E. Wilson, Treasurer
            Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110

DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109

LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006

INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

SANNEQUITY1200

INVESTMENT ADVISOR: Munder Capital Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                              Semi-Annual Report
                                                        CLASS A, B, C & Y SHARES

                                                               December 31, 2000

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER INCOME FUNDS

                                                                            Bond
                                                               Intermediate Bond
                                                              International Bond
                                                          U.S. Government Income
                                                          Michigan Tax-Free Bond
                                                                   Tax-Free Bond
                                                Tax-Free Short-Intermediate Bond

                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 Cash Investment
                                                                    Money Market
                                                           Tax-Free Money Market
                                                      U.S. Treasury Money Market

                                                                    "Our fixed income discipline focuses on
                                                                    high quality securities and avoids
                                                                    strategies based on interest rate
                                                                    forecasts. Both of these tactics served
                                                                    our shareholders well during the past six
                                                                    months."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through December 31, 2000. I hope you find this information of interest and are satisfied with the developments of your investment in this highly volatile market environment.

       The fixed income markets earned positive returns during the past six months, in contrast to the negative returns generated by the popular stock market averages. The Lehman Brothers Aggregate Bond Index had a total return of 7.36% for the period stretching from June 30, 2000 through December 31, 2000. During that same period, the S&P 500 Index generated a -8.72% return. The third quarter of 2000 was the first since the first quarter of 1999 during which there was no interest rate increase by the Federal Reserve. Shorter-term rates rose during the third quarter and fell back during the fourth quarter, ending the year essentially unchanged from June 30 levels. In contrast, longer-term rates declined by close to one percentage point during the second half of the year, triggering a bond market rally. Bond investors were encouraged as the Federal Reserve halted its efforts to raise rates and moved from an inflation-fighting to a neutral bias.

       Our fixed income discipline focuses on high quality securities and avoids strategies based on interest rate forecasts. Both of these tactics served our shareholders well during the past six months.

       If you have any questions about your current investments or any of these mutual fund offerings, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in the investment advisor, Munder Capital Management, and The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                II          Munder Bond Fund
                                III         Munder Intermediate Bond Fund
                                III         Munder International Bond Fund
                                IV          Munder U.S. Government Income Fund
                                IV          Munder Michigan Tax-Free Bond Fund
                                V           Munder Tax-Free Bond Fund
                                V           Munder Tax-Free Short-Intermediate Bond Fund

                 PORTFOLIO OF INVESTMENTS --
                                            INCOME FUNDS:
                                1           Munder Bond Fund
                                4           Munder Intermediate Bond Fund
                                8           Munder International Bond Fund
                                11          Munder U.S. Government Income Fund
                                14          Munder Michigan Tax-Free Bond Fund
                                18          Munder Tax-Free Bond Fund
                                24          Munder Tax-Free Short-Intermediate Bond Fund
                                            MONEY MARKET FUNDS:
                                31          Munder Cash Investment Fund
                                33          Munder Money Market Fund
                                35          Munder Tax-Free Money Market Fund
                                48          Munder U.S. Treasury Money Market Fund
                                50          FINANCIAL STATEMENTS
                                72          FINANCIAL HIGHLIGHTS
                                111         NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     A slowing in the pace of economic growth occurred during the last half of 2000. In August, the National Association of Purchasing Management's (NAPM) Index slipped below 50 with a reading of 49.5 and remained below 50 for the remainder of the year. By December, the Index had fallen to 43.7, the lowest reading since April 1991. The large decline in this measure of industrial activity contributed to the dramatic downward shift in analysts' expectations regarding economic growth that occurred during the fourth quarter.

THE BOND MARKET
     During the last six months of 2000, the strong performance of the bond market provided a sharp contrast to the negative returns generated by the stock market. The Lehman Brothers Aggregate Bond Index earned a 7.36% return during the second half of the year, compared to the -8.72% return for the S&P 500 Index.

     The third quarter of the year was the first since the first quarter of 1999 that the Federal Reserve did not push interest rates higher. The combination of a benign inflation outlook and a more negative tone to the stock market were sufficient reasons for the Federal Reserve to keep monetary policy on hold. The major rally in the bond market, however, took place during the fourth quarter, with the yield on long-term Treasury bonds falling by 50 basis points (0.5 percentage points) while the yields on intermediate-term bonds fell by 80 to 90 basis points. This really was due in part to expectations that the Federal Reserve, which shifted from an inflation-fighting to a neutral bias in December, would reduce interest rates significantly in 2001. In fact, on January 3, 2001, the Federal Reserve announced a reduction in the Federal Funds rates of 50 basis points.

     Our fixed income discipline focuses on high quality securities and avoids strategies based on interest rate forecasts. Both of these characteristics served our shareholders well during the last half of 2000.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

[Please note: In some of the following commentary, the Munder Income Funds are compared to Lehman Brothers indices. It is important to remember that the returns for the Munder Income Funds are reported after the deduction of all expenses. Since the Lehman Brothers indices are not actual funds, you cannot invest directly in them and there are no expenses netted against their returns.]

MUNDER BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a 6.66% return for the six-month period ended December 31, 2000, compared to the 7.37% return for the Fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index and the 6.56% average return for the Lipper universe of corporate debt A

           ---------------------------------------------------------------------

rated mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-year, three-year and five-year periods ending December 31.

     The bond market, measured by the Lehman Brothers Aggregate Bond Index, generated positive performance for each quarter of 2000. The strongest performance, however, occurred during the last half of the year. From January through June, the Lehman Aggregate Bond Index had a 3.98% return. From July through December, the Index generated a 7.36% return. Among the reasons for the stronger bond market were slowing economic growth and the shift by the Federal Reserve from an inflation-fighting to a neutral bias.

     During the third quarter, the "bulleted" structure of the Fund, with maturities grouped around the targeted duration (a measure of the price sensitivity of a bond to changes in interest rates) of the Fund, helped to boost performance. This structure most positively affects performance when yields on longer-term and shorter-term maturities are moving farther apart. During the fourth quarter, the Fund's underweighting in corporate bonds was also a positive for returns. Within the corporate sector, however, there was a significant divergence in performance from one issue to another. A few of the corporate bonds held in the Fund struggled during the quarter, and this held back the relative performance of the Fund during the last months of the year.

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund generated a return of 5.79% for the six-month period ended December 31, 2000, relative to the 6.68% return for the Lehman Brothers Intermediate Government/Corporate Bond Index and a 5.31% average return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for three-month, six-month, nine-month, one-year and three-year periods ending December 31.

     Among the factors that helped boost the performance of the Fund during this six-month period were the Fund's relatively heavy weighting in non-Treasury securities and its focus on high quality securities. We favor companies rated A or higher, with a substantial portion of the Fund invested in securities rated AA or AAA. Partially offsetting these positive factors, however, was the performance of Comdisco, a corporate bond that was negatively impacted by the decline in the NASDAQ market.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: SHARON E. FAYOLLE AND PETER G. ROOT
     The Fund earned a return of -0.43% for the six-month period ended December 31, 2000 relative to the -0.70% return for the Salomon Brothers Non-U.S. World Government Bond Index and the 1.98% return for the Lipper universe of international income mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the three-year period ending December 31.

     During the last half of 2000, the Salomon Brothers Non-U.S. World Government Bond Index improved from a -4.52% return during the third quarter to a 4.00% return for the fourth quarter.

           ---------------------------------------------------------------------

The improvement of the Index during the fourth quarter was partly due to the strengthening of currencies relative to the U.S. dollar. The euro, which fell against the U.S. dollar during the third quarter of the year, rose by close to 6.5% relative to the dollar during the fourth quarter. Reasons for the strengthening of the euro included a shift in capital flows from the U.S. back to Europe due to stock market weakness in the U.S., concerns over the weakening of the U.S. economy both absolutely and relative to European economies, falling U.S. interest rates and the prospects of further rate declines in the U.S. The dollar-bloc countries of Canada, the U.K. and Australia strengthened to a lesser extent during this same period. In contrast, the Japanese yen fell by 5.5% during the fourth quarter relative to the U.S. dollar. The primary reason for yen weakness was the highlighting of Japan's economic weakness by the continuation of high visibility bankruptcies, a weak stock market, weak economic reports and a decline in expectations for growth within the manufacturing sector.

     The combination of strength in the euro and a global decline in interest rates during the last quarter of the year helped to move the Salomon Brothers Index into positive territory during the last quarter of 2000. The performance of the Fund reflected this positive movement, with a return that moved from a negative level to a positive one from the third quarter into the fourth quarter.

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: PETER G. ROOT AND ANNE K. KENNEDY
     The Fund exhibited a return of 7.54% for the six-month period ended December 31, 2000, relative to the 7.37% return for the Lehman Brothers Government/Corporate Bond Index and the 7.41% average return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ending December 31.

     During the last half of 2000, the performance of the Fund was aided by its underweighting in Treasury securities. This was especially positive for performance during the third quarter of the year. During the fourth quarter, as interest rates continued to fall, the performance of mortgage-backed securities, although still positive, fell behind other bond market sectors. The Fund's overweighting in mortgage-backed securities, which was a positive for returns during the third quarter, held back relative returns during the last three months of the year.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.55% for the six-month period ended December 31, 2000, relative to the 6.58% average return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indices. This custom index had a return of 7.56% for the six-month period ended December 31, 2000.

           ---------------------------------------------------------------------

     The absolute performance of the Fund was boosted by the general decline in interest rates that occurred during the last quarter of 2000. In an environment of fast-moving markets and declining rates, the Fund's overweighting in longer-term maturities had a positive impact on relative returns. An overweighting in securities with credit ratings of A and higher also helped to boost relative performance, given the outperformance of these securities relative to BBB rated bonds. Only partially offsetting these positive factors was the fact that Michigan securities tended to underperform the returns of some specialty states during the quarter.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.31% for the six-month period ended December 31, 2000, relative to the 6.59% average return for the Lipper universe of general municipal debt mutual funds. Compared to the Lipper Universe, the Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ending December 31. The Fund is also measured against the Lehman Brothers 20-year Municipal Bond Index and a custom index made up of an equally weighted combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. The 20-Year Municipal Bond Index had a return of 8.68% and the custom index had a return of 7.56%, each for the six-month period ended 2000.

     The general decline in interest rates during the fourth quarter of 2000 was a key factor in the strong absolute performance of the Fund during the last half of 2000. During this period, the Fund's overweighting in longer-maturity bonds helped to boost performance. In addition, while an underweighting in California bonds held back returns during the third quarter, it was a positive for performance during the fourth quarter.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 4.33% for the six-month period ended December 31, 2000, relative to the 8.68% return of the Lehman Brothers 20-year Municipal Bond Index, 4.68% return of the Lehman Brothers Mutual Fund Intermediate/Short Municipal Index and the 5.31% average return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31.

     The strong absolute performance of the Fund was due to the general decline in interest rates that occurred during the fourth quarter of 2000. The high quality of the Fund, with its overweighting in securities rated A or higher, was a key factor in the strong relative performance of the Fund. An underweighting in bonds backed by corporate-type obligations also helped to boost relative returns during the last months of the year. In addition, while the Fund's underweighting in California bonds hurt performance during the third quarter, it contributed positively to relative returns during the fourth quarter.

                      [This Page Intentionally Left Blank]

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
$4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009            $  4,601,087
 5,940,000    Standard Credit Card
                Master Trust, Class
                A, Series 1994-2,
                7.250% due
                04/07/2008               6,240,776
 2,200,000    WFS Financial Owner
                Trust, Series 2000-C
                Class A4,
                7.170% due
                02/20/2008               2,259,562
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $12,631,443)                    13,101,425
                                      ------------
CORPORATE BONDS AND
NOTES -- 61.4%
    BUSINESS SERVICES -- 2.3%
 5,000,000    Comdisco, Inc.,
                9.500% due
                08/15/2003               3,900,000
                                      ------------
    COMMERCIAL MORTGAGE -- 3.1%
 5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B,
                7.420% due
                04/25/2028               5,203,807
                                      ------------
    DRUGS -- 4.1%
 6,400,000    Eli Lilly and Company,
                8.375% due
                02/07/2005               6,894,880
                                      ------------
    FINANCE -- 17.4%
 5,500,000    CIT Group, Inc.,
                7.500% due
                11/14/2003               5,573,211

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B, 8.050% due
                06/15/2027            $  4,209,588
 4,600,000    General Electric
                Capital Corporation,
                8.850% due
                04/01/2005               5,074,881
 4,520,000    Pitney Bowes Credit
                Corporation,
                8.625% due
                02/15/2008               4,951,289
 5,000,000    Sovereign Bank, Series
                2000-1 Class A2
                144A, 12.180% due
                06/30/2020++             5,278,150
 4,000,000    Verizon Global Funding
                Corporation, 144A
                7.250% due
                12/01/2010++             4,061,580
                                      ------------
                                        29,148,699
                                      ------------
    FOOD AND BEVERAGE -- 2.1%
 3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022               3,567,946
                                      ------------
    GAS AND PIPELINE UTILITIES -- 1.6%
 2,600,000    El Paso Energy
                Corporation,
                7.375% due
                12/15/2012               2,648,922
                                      ------------
    INDUSTRIAL -- 15.6%
 4,250,000    American Greetings
                Corporation,
                6.100% due
                08/01/2028               3,655,157
 3,895,000    Anheuser-Busch
                Companies,
                9.000% due
                12/01/2009               4,601,981

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL (CONTINUED)
$6,725,000    Harris Corporation
                Delaware,
                6.350% due
                02/01/2028            $  6,228,332
 5,000,000    IBM Corporation,
                7.500% due
                06/15/2013               5,368,180
 3,180,000    Unilever Capital
                Corporation,
                6.750% due
                11/01/2003               3,237,148
 2,920,353    United Air Lines,
                Inc., 8.030% due
                07/01/2011               3,045,403
                                      ------------
                                        26,136,201
                                      ------------
    INSURANCE -- 2.5%
 4,085,000    Axa,
                8.600% due
                12/15/2030               4,204,196
                                      ------------
    TELECOMMUNICATIONS -- 5.4%
 5,000,000    AT&T Corp. -- Liberty
                Media Group,
                8.250% due
                02/01/2030               4,561,705
 4,800,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030               4,509,216
                                      ------------
                                         9,070,921
                                      ------------
    UTILITY -- ELECTRIC -- 7.3%
 4,100,000    National Rural
                Utilities
                Cooperative Finance,
                Note,
                6.125% due
                05/15/2005               4,083,030
 4,700,000    Puget Sound Energy,
                Inc.,
                7.020% due
                12/01/2027               4,334,627

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    UTILITY -- ELECTRIC (CONTINUED)
$3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2002            $  3,932,774
                                      ------------
                                        12,350,431
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $107,063,326)                  103,126,003
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.8%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 11.7%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000      Series 2132, Class
                PD, 6.000% due
                11/15/2027               4,858,350
 3,805,188      Series 1541, Class
                F, 6.250% due
                05/15/2019               3,795,713
 1,925,000      Series 1702-A, Class
                PD,
                6.500% due
                04/15/2022               1,939,892
              Federal National
                Mortgage
                Association:
 7,000,000      Remic Trust 1994 30
                Class H,
                6.250% due
                11/25/2022               7,016,310
 2,004,820      Remic Trust 1997 G1
                Class K,
                6.750% due
                02/18/2004               2,023,585
                                      ------------
                                        19,633,850
                                      ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 4.2%
              FHLMC:
                Pool #E62394, Gold:
   680,996    7.500% due
                  09/01/2010               694,195
 6,300,000        7.500% due
                  01/01/2030             6,396,453
                                      ------------
                                         7,090,648
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 4.3%
              FNMA:
$4,565,320      Pool #455598,
                5.500% due
                12/01/2028            $  4,318,029
 1,221,219      Pool #303105,
                11.000% due
                11/01/2020               1,333,746
 1,421,802      Pool #100081,
                11.500% due
                08/01/2016               1,582,198
                                      ------------
                                         7,233,973
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 2.8%
 4,600,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005               4,708,146
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.8%
 1,273,839    GNMA, Pool #780584,
                7.000% due
                06/15/2027               1,279,973
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $39,725,708)                    39,946,590
                                      ------------
U.S. TREASURY OBLIGATIONS -- 5.1%
    U.S. TREASURY BONDS -- 3.9%
 6,341,820    3.875% due 04/15/2029,
                TIPS                     6,502,509
                                      ------------
    U.S. TREASURY NOTES -- 1.2%
 1,900,000    5.750% due 08/15/2010      1,991,287
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,316,232)                      8,493,796
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $2,121,000)
$2,121,000    Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,122,402 on
                01/02/2001,
                collateralized by
                $1,575,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020
                (value $2,164,147)    $  2,121,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $2,315,010)         1.4%        2,315,010
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $172,172,719*)    100.8%      169,103,824
OTHER ASSETS AND
  LIABILITIES (NET)        (0.8)       (1,288,941)
                          -----      ------------
NET ASSETS                100.0%     $167,814,883
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $2,263,939. Collateral received for securities loaned of $2,315,010 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
TIPS -- Treasury Inflation-Protection Security

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
$ 5,000,000    Chase Manhattan
                 Credit Card Master,
                 Series 1996-3 Class
                 A,
                 7.040% due
                 02/15/2005           $  5,013,950
  5,000,000    CNH Equipment Trust,
                 Series 2000-B Class
                 A3,
                 6.880% due
                 03/15/2005              5,087,874
  5,215,524    Contimortgage Home
                 Equity Loan, 1997 2
                 Pass thru
                 Certificate Class
                 A9,
                 7.090% due
                 04/15/2028              5,286,936
  5,000,000    Delta Air Lines,
                 Inc., Series 2000-1
                 Pass thru
                 Certificate Class
                 A2,
                 7.570% due
                 11/18/2010              5,277,800
  5,000,000    Discover Card Master
                 Trust I, Series
                 1999-2 Class B,
                 6.100% due
                 10/15/2004              5,004,346
  5,000,000    First Security Auto
                 Owner Trust, Series
                 2000-1 Class A3,
                 7.300% due
                 07/15/2004              5,107,185
  5,155,000    Ford Credit Auto
                 Owner Trust, Series
                 2000-D Class A3,
                 7.150% due
                 12/15/2003              5,219,283
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $35,554,673)                    35,997,374
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES -- 49.8%
    BANKING AND FINANCIAL SERVICES -- 21.8%
$10,000,000    America Express Bank,
                 Ltd.,
                 6.941% due
                 02/10/2004+          $  9,897,840
 10,000,000    American General
                 Finance
                 Corporation,
                 6.850% due
                 07/12/2004             10,084,660
  2,570,000    Associates
                 Corporation of
                 North America, MTN,
                 8.250% due
                 10/15/2004              2,734,560
 10,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 6.850% due
                 06/15/2004             10,023,130
 10,000,000    Deutsche Bank
                 Financial,
                 6.700% due
                 12/13/2006              9,957,740
  2,400,000    Ford Motor Credit
                 Corporation,
                 6.500% due
                 02/15/2006              2,348,830
  4,900,000    General Motors
                 Acceptance
                 Corporation,
                 7.625% due
                 06/15/2004              5,010,235
  5,000,000    Marriott Vacation
                 Club Owner Trust,
                 Series 2000-1A,
                 Class B, 144A
                 7.050% due
                 09/20/2017++            5,037,500
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009              9,531,740
  3,360,000    Swiss Bank
                 Corporation,
                 7.250% due
                 09/01/2006              3,462,940

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    BANKING AND FINANCIAL SERVICES (CONTINUED)
$   129,657    Textron Financial
                 Corporation
                 Receivables,
                 6.050% due
                 03/16/2009           $    129,623
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004              9,929,240
  6,000,000    Verizon Global
                 Funding
                 Corporation, 144A,
                 7.250% due
                 12/01/2010++            6,092,370
                                      ------------
                                        84,240,408
                                      ------------
    INDUSTRIAL -- 18.1%
  2,500,000    American Greetings
                 Corporation,
                 6.100% due
                 08/01/2028              2,150,093
  4,178,000    Anheuser-Busch
                 Companies,
                 9.000% due
                 12/01/2009              4,936,349
  6,000,000    Avon Products, Inc.,
                 7.150% due
                 11/15/2009              6,030,162
  3,224,160    Chevron Corporation,
                 Trust Fund,
                 8.110% due
                 12/01/2004              3,307,924
 10,000,000    Comdisco, Inc.,
                 9.500% due
                 08/15/2003              7,800,000
 10,000,000    DaimlerChrysler NA
                 Holding
                 Corporation, MTN,
                 6.840% due
                 10/15/2002             10,089,460

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL (CONTINUED)
$10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003           $ 10,119,600
  4,000,000    Pitney Bowes, Inc.,
                 5.950% due
                 02/01/2005              3,984,824
  5,505,000    Ryder System, Inc.,
                 MTN,
                 6.910% due
                 06/18/2002              5,463,712
  9,425,000    Textron, Inc.,
                 6.750% due
                 09/15/2002              9,464,726
  4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027              4,080,160
  2,470,000    Unilever Capital
                 Corporation,
                 6.875% due
                 11/01/2005              2,549,000
                                      ------------
                                        69,976,010
                                      ------------
    TELECOMMUNICATIONS -- FOREIGN -- 3.8%
  4,500,000    AT&T Canada, Inc.,
                 7.625% due
                 03/15/2005              4,450,383
 10,000,000    British
                 Telecommunications
                 Plc,
                 8.125% due
                 12/15/2010             10,135,250
                                      ------------
                                        14,585,633
                                      ------------

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    UTILITY -- ELECTRIC -- 6.1%
$ 8,000,000    El Paso Energy
                 Corporation, MTN,
                 6.950% due
                 12/15/2007           $  8,019,624
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,713,833
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,109,960
                                      ------------
                                        23,843,417
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $194,191,123)                  192,645,468
                                      ------------
SHARES
-----------
PREFERRED STOCKS -- 2.1%
  (Cost $7,991,676)
    CORPORATE -- 2.1%
    308,000    AT&T Corporation          7,854,000
                                      ------------
PRINCIPAL
AMOUNT
-----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.0%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 5.2%
               FHLMC:
  2,415,562      Pool #A00813,
                 9.000% due
                 10/01/2020              2,487,599
  1,826,827      Pool #D88313,
                 8.000% due
                 03/01/2028              1,873,630
    415,007      Pool #E61740,
                 9.000% due
                 04/01/2010                433,720
  2,160,338      Pool #F70013, Gold,
                 7.000% due
                 12/01/2011              2,182,394

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 7,850,000      Series 1650 Class
                 1650 J,
                 6.500% due
                 06/15/2023           $  7,856,672
  5,000,000      Series 1669 Class
                 G,
                 6.500% due
                 02/15/2023              5,038,420
                                      ------------
                                        19,872,435
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 12.1%
               FNMA:
  6,500,000      7.000% due
                 07/15/2005              6,821,601
  8,486,296      6.000% due
                 02/01/2013              8,397,020
  9,305,835      6.000% due
                 06/01/2013              9,192,396
 10,932,902      6.000% due
                 05/01/2018             10,755,789
  4,911,317      5.819% due
                 12/01/2028              4,721,004
  1,634,472      Pool #070225,
                 7.500% due
                 08/01/2018              1,654,882
  5,449,714      Pool #250550,
                 6.500% due
                 05/01/2026              5,393,232
                                      ------------
                                        46,935,924
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 10.9%
 17,000,000    AID-Israel,
                 0.010% due
                 02/15/2004             14,374,673
  8,500,000    Federal Farm Credit
                 Bank,
                 5.950% due
                 05/18/2005              8,565,084
  5,250,000    FHLMC,
                 6.000% due
                 07/20/2001              5,243,837

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY DEBENTURES (CONTINUED)
$ 3,950,000    SallieMae Student
                 Loan Trust, Class
                 A2,
                 6.434% due
                 01/25/2010+          $  3,895,964
 10,000,000    Tennessee Valley
                 Authority,
                 6.375% due
                 06/15/2005             10,235,100
                                      ------------
                                        42,314,658
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.5%
               GNMA:
  1,358,804      Pool #780077,
                 8.000% due
                 03/15/2025              1,390,870
  8,561,661      Pool #781008,
                 6.000% due
                 03/15/2029              8,329,698
                                      ------------
                                         9,720,568
                                      ------------
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.3%
  1,226,145      SBA, Pool #502796,
                 7.500% due
                 11/25/2019              1,218,776
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $119,221,611)                  120,062,361
                                      ------------
U.S. TREASURY OBLIGATIONS -- 6.3%
    U.S. TREASURY NOTES -- 6.3%
               U.S. Treasury Notes:
  2,000,000      5.500% due
                 07/31/2001              1,997,724
 10,500,000      7.500% due
                 11/15/2001             10,670,783
  9,000,000      7.875% due
                 11/15/2004              9,850,428
  1,810,000      5.750% due
                 08/15/2010              1,896,963
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $24,148,487)                    24,415,898
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $3,972,000)
$ 3,972,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 5.950% dated
                 12/29/2000, to be
                 repurchased at
                 $3,974,625 on
                 01/02/2001,
                 collateralized by
                 $3,335,000 U.S.
                 Treasury Note,
                 7.500% maturing
                 11/15/2016 (value
                 $4,054,313)          $  3,972,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $25,245,746)        6.5%       25,245,746
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $410,325,316*)    106.0%      410,192,847
OTHER ASSETS AND
  LIABILITIES (NET)        (6.0)      (23,161,020)
                          -----      ------------
NET ASSETS                100.0%     $387,031,827
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000 the market value of the securities on loan is $24,762,235 Collateral received for securities loaned of $25,245,746 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 87.0%
AUSTRIA -- 4.4%
    GOVERNMENT -- 4.4%
JPY           150,000,000    Republic of Austria,
                               4.500% due 09/28/2005                                         $ 1,530,813
                                                                                             -----------
BELGIUM -- 4.8%
    GOVERNMENT -- 4.8%
EUR             1,725,000    Kingdom of Belgium, Series 35,
                               5.750% due 09/28/2010                                           1,682,279
                                                                                             -----------
CANADA -- 6.2%
    GOVERNMENT -- 6.2%
CAD             3,000,000    Government of Canada,
                               7.000% due 12/01/2006                                           2,163,727
                                                                                             -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR               504,564    Republic of Finland,
                               9.500% due 03/15/2004                                             541,516
                                                                                             -----------
FRANCE -- 8.1%
    GOVERNMENT -- 8.1%
                             Government of France:
EUR             1,000,000      5.250% due 04/25/2008                                             967,770
                1,205,103      5.500% due 04/25/2007                                           1,185,542
                  548,816      8.500% due 12/26/2012                                             677,511
                                                                                             -----------
                                                                                               2,830,823
                                                                                             -----------
GERMANY -- 4.9%
    FINANCE -- 3.5%
EUR             1,329,359    Bayerische Vereinsbank New York, Global Bond,
                               4.500% due 06/24/2002                                           1,243,282
    GOVERNMENT -- 1.4%
                  478,230    Federal Republic of Germany, Series 95,
                               6.500% due 10/14/2005                                             486,481
                                                                                             -----------
                                                                                               1,729,763
                                                                                             -----------
ITALY -- 6.1%
    GOVERNMENT -- 6.1%
                             Government of Italy:
EUR               750,000      6.750% due 02/01/2007                                             773,088
                1,291,140      8.500% due 04/01/2004                                           1,349,145
                                                                                             -----------
                                                                                               2,122,233
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
JAPAN -- 21.8%
    GOVERNMENT -- 15.5%
                             Government of Japan:
JPY           400,000,000      1.700% due 09/22/2008                                         $ 3,577,799
              200,000,000      2.900% due 11/20/2030                                           1,846,379
    SUPRANATIONAL -- 6.3%
              230,000,000    Asian Development Bank,
                               5.000% due 02/05/2003                                           2,204,845
                                                                                             -----------
                                                                                               7,629,023
                                                                                             -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR             1,000,000    European Investment Bank,
                               5.250% due 04/15/2004                                             959,556
                                                                                             -----------
NETHERLANDS -- 3.1%
    GOVERNMENT -- 3.1%
EUR             1,100,000    Government of Netherlands,
                               5.500% due 07/15/2010                                           1,072,515
                                                                                             -----------
PORTUGAL -- 3.5%
    GOVERNMENT -- 3.5%
EUR             1,250,000    Republic of Portugal,
                               5.850% due 05/20/2010                                           1,225,982
                                                                                             -----------
SPAIN -- 8.0%
    CORPORATE -- 3.3%
EUR             1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                               5.750% due 09/27/2010                                           1,138,355
    GOVERNMENT -- 4.7%
                1,750,000    Kingdom of Spain,
                               5.150% due 07/30/2009                                           1,646,674
                                                                                             -----------
                                                                                               2,785,029
                                                                                             -----------
SWEDEN -- 3.5%
    GOVERNMENT -- 3.5%
SEK            10,500,000    Government of Sweden, Series 1038,
                               6.500% due 10/25/2006                                           1,221,034
                                                                                             -----------
UNITED STATES -- 8.4%
    SUPRANATIONAL -- 8.4%
GBP             1,000,000    KFW International Finance,
                               7.625% due 12/30/2003                                           1,570,821
JPY           150,000,000    McDonald's Corporation, Series MTN,
                               2.000% due 03/09/2010                                           1,356,324
                                                                                             -----------
                                                                                               2,927,145
                                                                                             -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $31,963,680)                                                                          30,421,438
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
GBP               600,000    Federal National Mortgage Association, Global Bond,
                               6.875% due 06/07/2002                                         $   911,086
EUR             3,700,000    Tennessee Valley Authority, Global Bond,
                               6.375% due 09/18/2006                                           1,891,068
                                                                                             -----------
                                                                                               2,802,154
                                                                                             -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,298,016)                                                                            2,802,154
                                                                                             -----------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,024,000)
USD             1,024,000    Agreement with State Street Bank and Trust Company,
                               5.950% dated 12/29/2000, to be repurchased at
                               $1,024,677 on 01/02/2001, collateralized by
                               $920,000 U.S. Treasury Note, 6.375% maturing
                               08/15/2027 (value $1,046,612)                                   1,024,000
                                                                                             -----------

TOTAL INVESTMENTS (Cost $36,285,696*)                            97.9%              34,247,592
OTHER ASSETS AND LIABILITIES (NET)                                2.1                  741,902
                                                                -----              -----------
NET ASSETS                                                      100.0%             $34,989,494
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
CAD -- Canadian Dollar
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
USD -- United States Dollar

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 86.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 49.8%
               FHLMC:
$ 1,155,032    Pool #A01048, Gold,
                 8.500% due
                 02/01/2020           $  1,186,847
  3,525,576    Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              3,559,950
    731,115    Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                753,207
  5,800,000    Series 1503, Class
                 PK, 7.000% due
                 03/15/2022              5,885,144
  5,000,000    Series 1531, Class M,
                 6.000% due
                 06/15/2008              4,833,200
  5,000,000    Series 1574, Class G,
                 6.500% due
                 04/15/2021              5,053,100
  5,000,000    Series 1603, Class J,
                 6.500% due
                 07/15/2023              4,951,550
  4,000,000    Series 1610, Class
                 PM, 6.250% due
                 04/15/2022              4,018,720
  3,850,000    Series 1617, Class C,
                 6.500% due
                 02/15/2023              3,815,080
 11,585,000    Series 1633, Class
                 PL, 6.500% due
                 03/15/2023             11,537,849
  5,000,000    Series 1638, Class H,
                 6.500% due
                 12/15/2023              4,897,100
  8,000,000    Series 1676, Class H,
                 6.500% due
                 10/15/2022              8,062,100
  4,811,145    Series 1685, Class G,
                 6.000% due
                 09/15/2023              4,756,442

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 8,635,000    Series 1702A, Class
                 PD, 6.500% due
                 04/15/2022           $  8,701,804
  1,030,000    Series 1706, Class K,
                 7.000% due
                 03/15/2024              1,031,874
  1,200,000    Series 1722, Class
                 PH, 6.500% due
                 08/15/2022              1,214,858
  2,385,000    Series 1848, Class
                 PE, 7.000% due
                 09/15/2025              2,388,071
  8,943,000    Series 1865, Class
                 PD, 7.000% due
                 12/15/2025              8,971,439
  4,156,000    Series 1866, Class E,
                 7.000% due
                 01/15/2026              4,214,080
  7,000,000    Series 1870, Class
                 VB, 6.500% due
                 04/15/2007              7,107,170
  2,644,593    Series 43, Class D,
                 10.000% due
                 06/15/2020              2,760,484
  7,233,293    Series T-7, Class A6,
                 7.030% due
                 08/25/2028              7,359,008
                                      ------------
                                       107,059,077
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 29.2%
               FNMA:
     39,808    Pool #040305,
                 11.500% due
                 02/01/2014                 43,856
     23,084    Pool #058255,
                 11.500% due
                 11/01/2010                 25,434
     41,078    Pool #081585,
                 11.500% due
                 07/01/2012                 45,265
    869,358    Pool #100081,
                 11.500% due
                 08/01/2016                967,433

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$   115,547    Pool #210448,
                 11.500% due
                 11/01/2015           $    127,364
    818,003    Pool #303105,
                 11.000% due
                 11/01/2020                893,376
    157,276    Pool #336457,
                 10.500% due
                 11/01/2020                170,330
  2,950,000    Pool #375618,
                 6.420% due
                 12/01/2007              3,077,086
  2,014,585    Series 1990-117,
                 Class E,
                 8.950% due
                 10/25/2020              2,092,322
  4,175,271    Series 1990-45, Class
                 J,
                 9.500% due
                 05/25/2020              4,390,119
  2,000,000    Series 1993-160,
                 Class BC,
                 6.500% due
                 09/25/2022              2,015,680
  5,100,000    Series 1993-163,
                 Class BJ,
                 7.000% due
                 07/25/2006              5,163,961
  3,000,000    Series 1993-198,
                 Class T,
                 6.500% due
                 10/25/2023              2,897,317
  7,500,000    Series 1993-203,
                 Class PL,
                 6.500% due
                 10/25/2023              7,431,375

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$ 1,500,000    Series 1993-208,
                 Class H,
                 6.000% due
                 12/25/2021           $  1,495,260
 10,319,600    Series 1993-226,
                 Class PN,
                 9.000% due
                 05/25/2022             11,261,263
  2,000,000    Series 1993-83, Class
                 VE,
                 6.600% due
                 12/25/2005              1,994,620
  1,500,000    Series 1994-37, Class
                 N,
                 6.500% due
                 03/25/2024              1,494,368
  1,500,000    Series 1994-44, Class
                 H,
                 6.500% due
                 08/25/2022              1,522,020
  1,600,000    Series 1994-60, Class
                 PJ,
                 7.000% due
                 04/25/2024              1,594,272
  7,634,900    Series 1996-28, Class
                 PJ,
                 6.500% due
                 12/25/2024              7,533,967
  5,150,000    Series 1996-70, Class
                 PJ,
                 6.500% due
                 02/25/2026              5,036,514
  1,600,000    Series 1997-13, Class
                 QE,
                 6.500% due
                 04/18/2026              1,588,715
                                      ------------
                                        62,861,917
                                      ------------

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 7.5%
               GNMA:
$10,100,000    Series 1996-11, Class
                 PD,
                 7.000% due
                 06/20/2025           $ 10,190,679
  6,000,000    Series 1996-9, Class
                 PD,
                 7.000% due
                 01/20/2025              5,970,235
                                      ------------
                                        16,160,914
                                      ------------
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.1%
    258,357    SBA, Pool #503548,
                 6.125% due
                 11/25/2021+++             253,525
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY   OBLIGATIONS
  (Cost $185,317,969)                  186,335,433
                                      ------------
U.S. TREASURY OBLIGATIONS -- 9.8%
    U.S. TREASURY BONDS -- 9.8%
               U.S. Treasury Bonds:
  1,500,000    10.375% due
                 11/15/2012              1,928,671
  3,000,000    7.500% due 11/15/2016     3,618,459
  4,000,000    8.125% due 08/15/2019     5,170,292
  8,000,000    8.000% due 11/15/2021    10,351,248
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $20,064,640)                    21,068,670
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $6,028,000)
$ 6,028,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 5.950% dated
                 12/29/2000, to be
                 repurchased at
                 $6,031,985 on
                 10/02/2001,
                 collateralized by
                 $5,655,000 U.S.
                 Treasury Note,
                 6.875% maturing
                 05/15/2006 (value
                 $6,149,813)          $  6,028,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $15,428,750)          7.2%       15,428,750
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $226,839,359*)      106.4%      228,860,853
OTHER ASSETS AND
  LIABILITIES (NET)          (6.4)      (13,698,232)
                            -----      ------------
NET ASSETS                  100.0%     $215,162,621
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $15,079,647. Collateral received for securities loaned of $15,428,750 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    MICHIGAN -- 97.7%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                                AAA          Aaa          $ 1,003,640
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                                AAA          Aaa              659,069
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                                AAA          Aaa            1,071,540
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                                AAA          NR               519,434
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                                AAA          Aaa              755,497
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                AAA          Aaa            1,126,202
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                                AAA          Aaa              705,845
   375,000    Detroit, Michigan, Water Supply Systems,
                Revenue: Series A,
                5.750% due 07/01/2011                                AAA          Aaa              414,713
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                                AAA          Aaa            1,024,210
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                                AAA          Aaa            1,048,540
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                                AAA          Aaa              748,759
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                                AAA          Aaa              721,388
              Grand Rapids, Michigan:
   500,000      Building Authority,
                4.550% due 04/01/2010                                AA           Aa3              503,100
   705,000      Building Authority,
                5.000% due 04/01/2016                                AA           Aa3              713,848
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                AAA          Aaa            1,020,210
 1,000,000    Grand Traverse County, Michigan Hospital,
                Munson Healthcare, Series A, Pre-refunded,
                6.250% due 07/01/2022                                AAA          Aaa            1,049,920
   635,000    Grand Valley, Michigan State University Revenue,
                5.500% due 02/01/2018                                AAA          NR               675,634
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                                AAA          Aaa            1,151,799

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  610,000    Kalamazoo, Michigan, Building Authority,
                5.250% due 10/01/2017                                AAA          Aaa          $   638,377
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                                AAA          Aaa            1,077,870
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                AAA          Aaa              743,090
   515,000    Lansing, Michigan, Water Supply, Steam & Electric
                Utility System, Series A,
                5.500% due 07/01/2009                                AA           Aa3              554,135
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              499,950
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                                AAA          Aaa            1,038,780
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO, (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                                AAA          Aaa            1,051,740
 1,100,000    Michigan Public Power Agency Revenue,
                (Belle River Project), Series A,
                5.250% due 01/01/2018                                AA-          A1             1,102,739
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                                AA+          Aa1            1,009,300
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                AA+          Aa1              944,350
 1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                                AAA          Aaa            1,379,820
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                                AAA          NR             1,136,310
   500,000      Hackley Hospital, Series A,
                4.800% due 05/01/2005                                NR          Baa1              481,490
   715,000      Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                AAA          Aaa              800,814
              Michigan State Housing Development Authority:
   785,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                                AA+          NR               825,898
   500,000      Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                                AAA          Aaa              509,860
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                                AAA          Aaa              981,580

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                                AA           Aa3          $ 1,058,000
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                                AAA          Aaa            1,073,270
 1,000,000    Milan, Michigan, Area Schools, GO, Series A,
                (FGIC Insured, Q-SBLF),
                5.500% due 05/01/2013                                NR           Aaa            1,063,960
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                                AAA          Aaa              578,555
   700,000    Oakland County Michigan,
                Detroit Country Day School Project,
                4.950% due 10/01/2018                                NR           Aaa              690,928
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              999,900
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                AAA          Aaa              541,720
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                AAA          Aaa            1,080,230
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                AAA          Aaa            1,484,430
   750,000    Rochester Community School District, Michigan,
                GO, (MBIA Insured),
                5.000% due 05/01/2019                                AAA          Aaa              749,010
   750,000    Rockford Michigan Public Schools, (FGIC Insured),
                6.500% due 05/01/2009                                AAA          Aaa              860,617
 1,000,000    Saint Johns, Michigan, Public Schools District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                                AAA          Aaa            1,064,520
 1,000,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                                AAA          Aaa            1,042,430
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                                AAA          Aaa            1,059,250
   750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded, 5.600% due 05/01/2010                  AAA          Aaa              804,855
   515,000    Walled Lake, Michigan, Consolidate School District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                                AAA          Aaa              526,382

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  525,000    Waverly, Michigan, Community Schools, GO,
                (FGIC Insured),
                4.875% due 05/01/2010                                AAA          Aaa          $   540,787
 1,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                                AAA          Aaa            1,045,210
 1,000,000    Williamston, Michigan, Community School District,
                (MBIA Insured),
                5.500% due 05/01/2025                                AAA          Aaa            1,058,390
   500,000    Willow Run, Michigan, Community Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2016                                AAA          Aaa              502,695
                                                                                               -----------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $46,205,756)                                                                            47,514,590
                                                                                               -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 1.7%
  (Cost $814,628)
   814,628    Valiant Fund Tax Exempt Money Market                                                 814,628
                                                                                               -----------

TOTAL INVESTMENTS
  (Cost $47,020,384*)                                            99.4%              48,329,218
OTHER ASSETS AND LIABILITIES (NET)                                0.6                  294,167
                                                                -----              -----------
NET ASSETS                                                      100.0%             $48,623,385
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 94.5%
    ARIZONA -- 2.0%
$1,600,000    Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                               AAA          Aaa          $  1,738,176
 1,000,000    Tempe, Arizona, High School District Number 213,
                (FGIC Insured),
                4.500% due 07/01/2010                               AAA          Aaa             1,004,120
                                                                                              ------------
                                                                                                 2,742,296
                                                                                              ------------
    CALIFORNIA -- 3.1%
 2,905,000    Perris, California Community Facilities Revenue,
                ETM,
                8.750% due 10/01/2021                               AAA          Aaa             4,263,117
                                                                                              ------------
    FLORIDA -- 10.7%
 2,000,000    Dade County, Florida, GO, (FGIC Insured),
                12.000% due 10/01/2001                              AAA          Aaa             2,113,820
 2,000,000    Florida State, Board of Education,
                Administrative Capital Revenue,
                8.400% due 06/01/2007                               AA+          Aa2             2,421,240
 3,000,000    Gainesville, Florida, Utility Systems Revenue,
                Series A,
                6.500% due 10/01/2012                               AA           Aa3             3,511,650
 2,500,000    Orlando, Florida, Utilities Commission, Water and
                Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                               AA-          Aa2             3,009,650
 3,050,000    Palm Beach County, Florida, GO,
                6.750% due 07/01/2011                               AA           Aa2             3,617,879
                                                                                              ------------
                                                                                                14,674,239
                                                                                              ------------
    GEORGIA -- 7.4%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue,
                (FGIC Insured),
                5.250% due 01/01/2027                               AAA          Aaa             2,121,440
              Georgia State, GO:
 2,500,000      7.400% due 08/01/2007                               AAA          Aaa             2,938,100
 2,000,000      Series B,
                6.250% due 03/01/2011                               AAA          Aaa             2,281,960
 2,500,000    Metro Atlanta Rapid Transit Authority, Series K,
                6.250% due 07/01/2018                               AA-          A1              2,824,475
                                                                                              ------------
                                                                                                10,165,975
                                                                                              ------------
    HAWAII -- 1.7%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                               AA-          Aa3             2,366,380
                                                                                              ------------
    ILLINOIS -- 10.3%
 1,000,000    Addison, Illinois, Single-family Mortgage Revenue,
                ETM,
                7.500% due 04/01/2011                               AAA          NR              1,176,000

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,500,000    Chicago, Illinois, Wastewater Transmission
                Revenue, (FGIC Insured),
                5.375% due 01/01/2013                               AAA          Aaa          $  2,645,500
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                               AAA          Aaa             2,671,950
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                               AAA          Aaa             2,036,500
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                               AAA          Aa2             2,639,950
 1,700,000    Metropolitan Pier & Exposition Authority,
                Illinois, McCormick Place Expansion Project,
                (FGIC Insured),
                5.500% due 12/15/2024                               AAA          Aaa             1,734,289
 1,000,000    Regional Transport Authority, Illinois,
                (FGIC Insured),
                6.000% due 06/01/2015                               AAA          Aaa             1,120,260
                                                                                              ------------
                                                                                                14,024,449
                                                                                              ------------
    INDIANA -- 1.3%
 1,525,000    Indiana Transportation Finance Airport Lease,
                Refunding Series A, (AMBAC Insured),
                6.000% due 11/01/2010                               AAA          Aaa             1,706,872
                                                                                              ------------
    LOUISIANA -- 0.8%
 1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                               AAA          Aaa             1,126,686
                                                                                              ------------
    MARYLAND -- 1.6%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                               AAA          Aaa             2,231,520
                                                                                              ------------
    MASSACHUSETTS -- 2.4%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                               AA-          Aa3             1,216,895
 2,000,000    Massachusetts State, Grant Anticipation Notes,
                Series A,
                5.250% due 12/15/2012                               NR           Aa3             2,114,020
                                                                                              ------------
                                                                                                 3,330,915
                                                                                              ------------
    MICHIGAN -- 19.2%
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                               AA+          Aa2             1,482,315
   840,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                               AAA          Aaa               900,925

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,500,000    Detroit, Michigan, City School District, GO,
                Series C, (FGIC Insured),
                5.250% due 05/01/2011                               AAA          Aaa          $  1,588,845
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                5.625% due 05/01/2030                               AAA          Aaa             1,029,010
 1,275,000    Grand Rapids, Michigan, Building Authority, GO,
                (AMBAC Insured),
                5.750% due 08/01/2014                               AAA          Aaa             1,378,696
 2,000,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                               AAA          NR              2,127,980
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                               AAA          Aaa             1,708,330
 5,000,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                               AAA          Aaa             5,749,250
              Michigan State, Hospital Finance Authority
                Revenue:
 2,250,000      Henry Ford Health System, (AMBAC Insured),
                6.000% due 09/01/2011                               AAA          Aaa             2,508,052
 1,000,000      Saint John Hospital & Medical Center, Series A,
                (AMBAC Insured),
                6.000% due 05/15/2010                               AAA          Aaa             1,120,020
 1,000,000    Michigan State, Housing Development Rental
                Revenue, AMT, Series C,
                5.050% due 10/01/2015                               AAA          Aaa               981,580
 2,500,000    Rochester Community School District, Michigan,
                GO, Pre-refunded, (Q-SBLF),
                5.000% due 05/01/2019                               AAA          Aaa             2,496,700
 1,500,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                               AAA          Aaa             1,563,645
   500,000    Walled Lake, Michigan, Consolidated School
                District, GO, (Q-SBLF),
                5.750% due 05/01/2014                               AAA          Aaa               536,265
 1,000,000    Western Michigan University Revenues,
                Pre-refunded,
                6.125% due 11/15/2022                               AAA          Aaa             1,053,910
                                                                                              ------------
                                                                                                26,225,523
                                                                                              ------------
    MINNESOTA -- 1.9%
 2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                               AA           Aa2             2,649,350
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEVADA -- 2.8%
              Nevada State:
$1,000,000      Refunding,
                6.000% due 05/15/2010                               AA           Aa2          $  1,113,090
 2,500,000      Refunding Series A1,
                6.000% due 05/15/2009                               AA           Aa2             2,766,725
                                                                                              ------------
                                                                                                 3,879,815
                                                                                              ------------
    NEW MEXICO -- 0.8%
 1,000,000    Bernalillo County, New Mexico, Gross Receipts,
                5.750% due 10/01/2017                               AA           Aa3             1,098,620
                                                                                              ------------
    NORTH CAROLINA -- 1.9%
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                               AAA          Aaa             2,662,075
                                                                                              ------------
    OHIO -- 4.5%
 1,350,000    Cleveland, Ohio, Waterworks Revenue, (MBIA
                Insured), 5.500% due 01/01/2021                     AAA          Aaa             1,433,011
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                               AAA          Aaa             2,524,275
 2,000,000    Ohio State, GO,
                6.650% due 09/01/2009                               AA+          Aa1             2,241,500
                                                                                              ------------
                                                                                                 6,198,786
                                                                                              ------------
    OKLAHOMA -- 0.8%
   940,000    Blackwell, Oklahoma, Hospital and Trust
                Authority, First Mortgage Revenue, (Blackwell
                Regional Hospital), ETM,
                8.350% due 05/01/2009                               AAA          NR              1,107,470
                                                                                              ------------
    OREGON -- 0.8%
 1,025,000    Tualatin Hills, Oregon, Park and Recreational
                District, GO, (FGIC Insured),
                4.600% due 03/01/2011                               AAA          Aaa             1,026,138
                                                                                              ------------
    RHODE ISLAND -- 0.8%
 1,000,000    Rhode Island Depositors Economic Protection, ETM,
                5.800% due 08/01/2012                               AAA          Aaa             1,104,530
                                                                                              ------------
    SOUTH CAROLINA -- 0.8%
 1,000,000    South Carolina State, State Institution, GO,
                Series A,
                5.400% due 03/01/2019                               AAA          Aaa             1,027,030
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE -- 1.9%
$1,475,000    Johnson City, Tennessee, Water & Sewer,
                (FGIC Insured),
                4.750% due 06/01/2013                               AAA          Aaa          $  1,477,213
 1,000,000    Williamson County, Tennessee, Refunding, GO,
                5.500% due 09/01/2014                               NR           Aa1             1,074,460
                                                                                              ------------
                                                                                                 2,551,673
                                                                                              ------------
    TEXAS -- 11.5%
 1,140,000    Galena Park, Texas, Independent School District,
                GO, (PSFG),
                6.625% due 08/15/2015                               NR           Aaa             1,299,110
 4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                               AAA          Aaa             5,116,720
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, Pre-refunded,
                6.200% due 12/01/2023                               AAA          Aaa             2,992,825
              San Antonio, Texas, Electric & Gas Revenue:
   995,000      Series A,
                5.000% due 02/01/2012                               AA           Aa1             1,023,596
     5,000      Series A, ETM,
                5.000% due 02/01/2012                               AA           Aa1                 5,150
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                               AAA          Aaa             2,316,100
 2,000,000    Texas State, Refunding Water Financial
                Assistance, Series C,
                5.000% due 08/01/2018                               AA           Aa1             1,983,560
 1,000,000    University Texas Permanent University Fund,
                4.750% due 07/01/2018                               AAA          Aaa               956,330
                                                                                              ------------
                                                                                                15,693,391
                                                                                              ------------
    UTAH -- 1.6%
 2,000,000    Utah State, Building Ownership Authority,
                5.500% due 05/15/2009                               AAA          Aaa             2,135,500
                                                                                              ------------
    WASHINGTON -- 3.1%
 1,815,000    Douglas County, Washington, Public Utility
                District No. 1, GO, (Wells Hydroelectric
                Project), Pre-refunded,
                8.750% due 09/01/2018                               AA-          Aa3             2,305,486
 1,000,000    King County, Washington, Series B,
                (MBIA Insured),
                4.750% due 01/01/2020                               AAA          Aaa               943,700

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON (CONTINUED)
$1,000,000    Vancouver, Washington, Water & Sewer Revenue,
                (MBIA Insured),
                4.250% due 06/01/2009                               AAA          Aaa          $    970,210
                                                                                              ------------
                                                                                                 4,219,396
                                                                                              ------------
    WISCONSIN -- 0.8%
 1,000,000    Wisconsin State, Transportation Revenue, Series A,
                5.500% due 07/01/2011                               AA-          Aa3             1,079,040
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
   (Cost $123,171,073)                                                                         129,290,786
                                                                                              ------------
    SHARES
----------
SHORT-TERM INVESTMENTS -- 4.0%
  (Cost $5,452,103)
 5,452,103    Valiant Fund Tax Exempt Money Market                                               5,452,103
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $128,623,176*)                                           98.5%              134,742,889
OTHER ASSETS AND LIABILITIES (NET)                                1.5                 2,071,134
                                                                -----              ------------
NET ASSETS                                                      100.0%             $136,814,023
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.5%
    ALABAMA -- 2.4%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                               AA           Aa3          $  3,634,435
 1,000,000    Huntsville, Alabama Health Care, Series B,
                (MBIA Insured), Pre-refunded,
                6.625% due 06/01/2023                               AAA          Aaa             1,094,910
                                                                                              ------------
                                                                                                 4,729,345
                                                                                              ------------
    ARIZONA -- 2.3%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                               AA+          Aa1             1,949,149
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                               AAA          Aaa             2,664,825
                                                                                              ------------
                                                                                                 4,613,974
                                                                                              ------------
    DELAWARE -- 1.8%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                               AAA          Aaa               989,860
 2,500,000      Series A,
                5.000% due 01/01/2007                               AAA          Aaa             2,595,125
                                                                                              ------------
                                                                                                 3,584,985
                                                                                              ------------
    FLORIDA -- 3.6%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured),
                6.000% due 07/15/2005                               AAA          Aaa             3,213,060
 3,650,000    Jacksonville, Florida, Electric Authority Revenue,
                St. John's River Power Park System, Series 10,
                6.500% due 10/01/2003                               AA           Aa2             3,864,802
                                                                                              ------------
                                                                                                 7,077,862
                                                                                              ------------
    HAWAII -- 1.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                               A+           Aa3             3,104,070
                                                                                              ------------
    ILLINOIS -- 10.5%
 1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                               AAA          Aaa               991,610
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                               AA           Aa1             4,711,050
 2,500,000    Du Page County, Illinois, First Presv District,
                GO,
                4.750% due 10/01/2010                               AAA          Aaa             2,540,450

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$6,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                               AA+          Aa1          $  6,171,240
 2,000,000    Illinois Health Facilities Authority Revenue,
                Pre-refunded, 5.500% due 05/15/2023                 AAA          Aaa             2,095,920
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                               AAA          Aa2             4,197,680
                                                                                              ------------
                                                                                                20,707,950
                                                                                              ------------
    INDIANA -- 1.0%
 1,900,000    IPS School Building Corporation, First Mortgage,
                6.050% due 01/15/2014                               AAA           NR             2,046,357
                                                                                              ------------
    MAINE -- 1.1%
 2,000,000    Maine State, GO,
                5.750% due 06/15/2008                               AA+          Aa2             2,176,600
                                                                                              ------------
    MARYLAND -- 5.5%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                               AAA          Aaa             3,154,110
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                               AAA          Aaa             2,357,082
 5,000,000    Prince George's County, Maryland, Consolidated
                Public Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                               AAA          Aaa             5,384,500
                                                                                              ------------
                                                                                                10,895,692
                                                                                              ------------
    MASSACHUSETTS -- 0.8%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                               AA-          Aa3             1,588,125
                                                                                              ------------
    MICHIGAN -- 28.7%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                               AA           Aa2             1,288,622
 1,415,000    Birmingham, Michigan, City School District,
                7.000% due 11/01/2007                               AA+          Aa2             1,629,783
 2,500,000    Caledonia, Michigan, Community Schools,
                (AMBAC Insured), Pre-refunded,
                6.700% due 05/01/2022                               AAA          Aaa             2,631,850
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF), 4.800% due 05/01/2010                     AAA          Aaa             1,201,861
 1,410,000    Detroit, Michigan, Sewage Disposal Revenue, Series
                A, (FGIC Insured), Pre-refunded,
                5.700% due 07/01/2013                               AAA          Aaa             1,487,028

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                               AAA          Aaa          $  2,091,540
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa             1,018,720
 3,075,000    Goodrich, Michigan, Area School District,
                (AMBAC Insured), Pre-refunded,
                5.875% due 05/01/2024                               AAA          Aaa             3,329,210
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                               AA           Aa3             1,138,405
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                               AAA          Aaa             1,118,380
 2,000,000    Livonia, Michigan, Public Schools, (FGIC Insured),
                Series II, Pre-refunded,
                6.300% due 05/01/2022                               AAA          Aaa             2,095,280
              Michigan State, Building Authority Revenue, Series
                I:
 2,500,000      6.500% due 10/01/2004                               AA+          Aa2             2,696,075
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                               AAA          Aaa             2,713,525
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                               AAA          Aaa             2,635,275
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                               AAA          Aaa             1,467,284
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                               AAA          Aaa             1,130,785
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                               AA-          Aa3             2,660,950
 3,000,000      Series A,
                5.625% due 10/01/2003                               AA-          Aa3             3,111,780
 3,500,000    Michigan State, Underground Storage Tank Financial
                Assurance Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                               AAA          Aaa             3,781,050
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                               NR           Aaa             1,828,656
 2,000,000    Redford, Michigan, Union School District,
                (FGIC Insured), Pre-refunded,
                5.950% due 05/01/2015                               AAA          Aaa             2,179,340

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF),
                4.500% due 05/01/2004                               AAA          Aa1          $  2,358,556
 3,900,000    Walled Lake, Michigan, Consolidate School
                District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             3,986,190
 1,510,000    Wayne County, Michigan Transportation Fund
                Series A, 5.000% due 10/01/2007                     AA           Aa3             1,566,625
 5,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa             5,226,050
                                                                                              ------------
                                                                                                56,372,820
                                                                                              ------------
    MISSISSIPPI -- 0.6%
 1,000,000    Mississippi State, Capital Improvement, GO, Series
                I,
                5.750% due 11/01/2009                               AA            NR             1,098,070
                                                                                              ------------
    NEBRASKA -- 1.0%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                               AAA          Aaa             1,003,000
 1,000,000      4.500% due 12/01/2010                               AAA          Aaa             1,001,210
                                                                                              ------------
                                                                                                 2,004,210
                                                                                              ------------
    NEW JERSEY -- 2.0%
 3,500,000    New Jersey State,
                6.500% due 07/15/2005                               AA+          Aa1             3,829,070
                                                                                              ------------
    OHIO -- 0.8%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                               AAA          Aaa             1,559,115
                                                                                              ------------
    OKLAHOMA -- 1.6%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                               AAA          Aaa             3,105,210
                                                                                              ------------
    OREGON -- 1.1%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                               AAA          Aaa             2,134,720
                                                                                              ------------
    PENNSYLVANIA -- 1.1%
 2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                               AA           Aa2             2,096,080
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    RHODE ISLAND -- 1.1%
$2,000,000    Rhode Island Depositors Economic Protection
                Corporation, Special Obligation, Series A,
                Pre-refunded,
                6.950% due 08/01/2022                               AAA          Aaa          $  2,124,160
                                                                                              ------------
    SOUTH CAROLINA -- 1.1%
 2,000,000    South Carolina, State School Facilities, GO,
                Series A,
                5.750% due 01/01/2010                               AAA          Aaa             2,200,900
                                                                                              ------------
    TENNESSEE -- 3.0%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                               AA           Aa2             1,051,730
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                               AAA          Aaa             1,973,320
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                               AA+          Aa1             2,928,513
                                                                                              ------------
                                                                                                 5,953,563
                                                                                              ------------
    TEXAS -- 15.9%
              Austin, Texas, Independent School District:
   680,000      PSFG,
                7.000% due 08/01/2006                               AAA          Aaa               773,011
 1,700,000      Refunding, GO, (PSFG),
                4.100% due 08/01/2008                               AAA          Aaa             1,666,340
              Dallas, Texas, GO, ETM:
 2,750,000      6.000% due 02/15/2005                               AAA          Aaa             2,932,710
 2,100,000      7.000% due 05/01/2004                               AAA          Aaa             2,283,246
 5,070,000    Dallas, Texas, Waterworks and Sewer Authority
                Revenue, 7.750% due 04/01/2003                      AA+          Aa2             5,449,591
 2,000,000    Harris County, Texas, Series A, (AMBAC Insured),
                Pre-refunded,
                6.500% due 08/15/2017                               AAA          Aaa             2,110,600
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                               AA           Aa3             1,767,385
 2,000,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, (MBIA Insured), Pre-refunded,
                6.200% due 12/01/2023                               AAA          Aaa             2,176,600
              Texas State, GO:
 2,500,000      Series A, ETM,
                6.100% due 08/01/2001                               AAA          Aaa             2,529,025
 2,000,000      Series B,
                5.000% due 10/01/2003                               AA           Aa1             2,040,900

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
$2,400,000    Series A, Pre-refunded, Public Finance Authority,
                5.900% due 10/01/2012                               AA           Aa1          $  2,557,800
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                               AAA          Aa1             1,693,098
 3,250,000    University of Texas, Permanent University Funding,
                (PSFG),
                5.000% due 07/01/2004                               AAA          Aaa             3,335,735
                                                                                              ------------
                                                                                                31,316,041
                                                                                              ------------
    VIRGINIA -- 2.5%
 1,000,000    Fairfax County, Virginia, Water Authority Revenue,
                Pre-refunded,
                6.000% due 04/01/2022                               NR           Aaa             1,112,120
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                               AA           Aa2             2,613,000
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                               AA+          Aa1             1,209,437
                                                                                              ------------
                                                                                                 4,934,557
                                                                                              ------------
    WASHINGTON -- 1.6%
 3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                               AA+          Aa1             3,113,940
                                                                                              ------------
    WISCONSIN -- 3.8%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA),
                5.000% due 04/01/2008                               NR           Aaa             1,036,800
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                               AA           Aa2             1,561,380
 2,000,000      6.000% due 05/01/2003                               AA           Aa2             2,080,620
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                               AA+          Aa2             2,747,105
                                                                                              ------------
                                                                                                 7,425,905
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
   (Cost $186,277,112)                                                                         189,793,321
                                                                                              ------------
    SHARES
----------
SHORT-TERM INVESTMENTS -- 2.3%
  (Cost $4,538,417)
 4,538,417    Valiant Fund Tax Exempt Money Market                                               4,538,417
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                          VALUE
-----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $190,815,529*)                                           98.8%             $194,331,738
OTHER ASSETS AND LIABILITIES (NET)                                1.2                 2,406,448
                                                                -----              ------------
NET ASSETS                                                      100.0%             $196,738,186
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Insurance
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                      -----------------------
AMOUNT                                                           S&P           MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 19.4%
$ 20,000,000    Banque Nationale De Paris
                  6.700% due 02/20/2001                         A1/A+          P1/Aa3        $ 19,998,701
  15,000,000    Bayerische Hypo-Und Vereinsbank AG
                  6.710% due 02/13/2001                         A1/A+          P1/Aa3          14,999,330
  25,000,000    Canadian Imperial Commerce Bank
                  7.030% due 06/21/2001                        A1+/AA-         P1/Aa3          25,000,000
                Deutsche Bank AG:
  25,000,000      6.710% due 03/19/2001+                       A1+/AA          P1/Aa3          24,997,999
  13,000,000      6.720% due 10/10/2001+                       A1+/AA          P1/Aa3          12,997,141
  25,000,000    Royal Bank of Canada (NY)
                  6.730% due 03/23/2001                        A1+/AA-         P1/Aa2          24,997,894
  20,000,000    Societe Generale
                  7.100% due 06/18/2001+                       A1+/AA-         P1/Aa3          20,000,000
  25,000,000    UBS AG
                  6.890% due 08/20/2001+                       A1+/AA+         P1/Aaa          24,995,504
  50,000,000    Union Bank of California
                  6.390% due 03/19/2001+                        A2/A-          P1/A1           50,000,000
                                                                                             ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $217,986,569)                                                                         217,986,569
                                                                                             ------------
COMMERCIAL PAPER -- 34.9%
  50,000,000    Centric Capital Corporation
                  6.530% due 02/28/2001+                       A1+/NR          P1/NR           49,473,972
  50,000,000    CXC, Inc.
                  6.580% due 01/09/2001+                       A1+/NR          P1/NR           49,926,889
  25,000,000    Ford Motor Credit Company
                  6.340% due 03/08/2001                         A1/A           P1/A1           24,709,417
  50,000,000    General Electric Capital Corporation
                  6.540% due 02/08/2001                        A1+/AAA         P1/Aaa          49,654,833
  50,000,000    Koch Industries, Inc.
                  6.450% due 01/02/2001+                       A1+/AA+         P1/NR           49,991,042
  50,000,000    Moat Funding LLC
                  6.500% due 02/16/2001+                       A1+/NR          P1/NR           49,584,722
  45,000,000    New Center Asset Trust
                  6.630% due 01/02/2001                        A1+/NR          P1/NR           44,991,712
  25,000,000    Park Avenue Receivables Corporation
                  6.600% due 01/10/2001                         A1/NR          P1/NR           24,958,750
  25,000,000    Superior Funding Capital Corporation
                  6.600% due 01/10/2001                        A1+/NR          P1/NR           24,958,750
  25,000,000    UBS Finance, Inc.
                  6.500% due 01/02/2001                        A1+/NR          P1/Aa1          24,995,486
                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (Cost $393,245,573)                                                                         393,245,573
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                      -----------------------
AMOUNT                                                           S&P           MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
CORPORATE BONDS AND NOTES -- 30.6%
$ 25,000,000    Allstate Funding Agreement
                  6.819% due 05/15/2001++                      NR/AA+          NR/Aa2        $ 25,000,000
  35,000,000    American Express Centurion
                  6.684% due 11/13/2001+++                      A+/NR          Aa3/NR          35,000,000
  50,000,000    Associates Corporation of North America
                  6.599% due 06/16/2001++                      A1+/A+          P1/Aa3          49,989,357
  50,000,000    AT&T Corporation
                  6.701% due 06/14/2001++                      A1+/AA          P1/A1           50,000,000
  40,000,000    Beta Finance, Inc.
                  6.794% due 03/02/2001++                      A1+/AAA         P1/NR           40,000,000
  25,000,000    Citigroup, Inc.
                  6.764% due 04/04/2001++                      A1+/AA-         P1/Aa3          25,000,000
  35,000,000    First Union National Bank
                  6.700% due 09/19/2001++                       A1/A+          P1/Aa3          35,000,000
  25,000,000    Jackson National Life Insurance
                  6.740% due 09/25/2001++                       NR/AA          NR/Aa3          25,000,000
  25,000,000    Lexington Parker Capital Corporation
                  6.600% due 03/01/2001++                       A1/NR          NR/NR           25,000,000
  35,000,000    Morgan Stanley Dean Witter & Company
                  6.680% due 04/17/2001++                      A1+/AA-         P1/Aa3          35,000,000
                                                                                             ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $344,989,357)                                                                         344,989,357
                                                                                             ------------
REPURCHASE AGREEMENTS -- 10.6%
  (Cost $119,429,755)
 119,429,755    Agreement with Lehman Brothers Holdings,
                  Inc., 5.800% dated 12/29/2000, to be
                  repurchased at $119,506,721 on
                  01/02/2001, collateralized by $46,193,000
                  U.S. Treasury Bond, 5.250%, maturing
                  02/15/2029 (value $45,328,367) and
                  $67,925,000 U.S. Treasury Bond, 6.250%,
                  maturing 05/15/2030 (value $76,464,986)                                     119,429,755
                                                                                             ------------

TOTAL INVESTMENTS
  (Cost $1,075,651,254*)                                         95.5%              1,075,651,254
OTHER ASSETS AND LIABILITIES (NET)                                4.5                  51,198,135
                                                                -----              --------------
NET ASSETS                                                      100.0%             $1,126,849,389
                                                                =====              ==============

------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                      RATING
PRINCIPAL                                                    ------------------------
AMOUNT                                                         S&P            MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 12.9%
$ 5,000,000    Canadian Imperial Bank Commerce
                 7.030% due 06/21/2001                       A1+/AA-          P1/Aa3        $  5,000,000
  4,000,000    Deutsche Bank AG
                 6.720% due 10/10/2001                        A1+/AA          P1/Aa3           3,999,120
  5,000,000    UBS AG
                 6.890% due 08/20/2001+                      A-1+/AA+         P1/Aa1           4,999,101
                                                                                            ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $13,998,221)                                                                          13,998,221
                                                                                            ------------
COMMERCIAL PAPER - DISCOUNT -- 36.6%
  4,000,000    Bell South Telecommunications, Inc.
                 6.290% due 02/26/2001                       A1+/AA-          P1/Aa2           3,960,862
  5,000,000    CXC, Inc.
                 6.500% due 01/30/2001+                       A1+/NR          P1/NR            4,973,819
  4,000,000    Golden Funding Corporation
                 6.560% due 01/29/2001+                       A-1/NR          P1/NR            3,979,591
  4,000,000    Liberty Street Funding Corporation
                 6.470% due 02/15/2001+                       A1/NR           P1/NR            3,967,650
  5,000,000    Moat Funding LLC
                 6.310% due 03/21/2001+                       A1+/NR          P1/NR            4,930,765
  4,000,000    National Rural Utilities Cooperative
                 Finance Corporation
                 6.450% due 03/22/2001                       A-1+/AA-         P1/A1            3,942,667
  5,000,000    Philip Morris Companies, Inc.
                 6.600% due 02/09/2001                         A1/A           P1/A2            4,964,250
  4,000,000    Sigma Finance, Inc.
                 6.170% due 04/02/2001                       A1+/AAA          P1/Aaa           3,937,615
  5,000,000    Superior Funding Capital
                 6.550% due 01/19/2001                        A1+/NR          P1/NR            4,983,625
                                                                                            ------------
TOTAL COMMERCIAL PAPER - DISCOUNT
  (Cost $39,640,844)                                                                          39,640,844
                                                                                            ------------
CORPORATE NOTES -- 19.1%
  5,000,000    American Express Centurion
                 6.684% due 11/13/2001                        A+/NR           Aa3/NR           5,000,000
  5,000,000    AT&T Corporation
                 6.701% due 06/14/2001                        A1+/AA          P1/A1            5,000,000
    769,000    Capital One Funding Corporation
                 6.800% due 04/01/2009++                      A1+/A+          P1/NR              769,000

                       See Notes to Financial Statements.

           Munder Money Market Fund
                   Portfolio of Investments, December 31, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                                      RATING
PRINCIPAL                                                    ------------------------
AMOUNT                                                         S&P            MOODY'S              VALUE
--------------------------------------------------------------------------------------------------------
CORPORATE NOTES (CONTINUED)
$ 5,000,000    First Union National Bank
                 6.700% due 09/19/2001                         A1/A           P1/A1         $  5,000,000
  5,000,000    Morgan Stanley Dean Witter & Company
                 6.680% due 04/17/2001                       A-1+/AA-         P1/Aa3           5,000,000
                                                                                            ------------
TOTAL CORPORATE NOTES
  (Cost $20,769,000)                                                                          20,769,000
                                                                                            ------------
REPURCHASE AGREEMENTS -- 28.5%
 25,856,065    Agreement with Lehman Brothers Holdings,
                 Inc., 5.800% dated 12/29/2000, to be
                 repurchased at $25,872,727 on
                 01/02/2001, collateralized by
                 $23,425,000 U.S. Treasury Note, 6.250%,
                 maturing 05/15/2030 (value $26,370,147)                                      25,856,065
  5,000,000    Agreement with State Street Bank and Trust
                 Company,
                 5.950% dated 12/29/2000, to be
                 repurchased at $5,003,305 on 01/02/2001,
                 collateralized by $4,705,000 U.S.
                 Treasury Note, 6.125%, maturing
                 11/15/2027 (value $5,104,925)                                                 5,000,000
                                                                                            ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $30,856,065)                                                                          30,856,065
                                                                                            ------------

TOTAL INVESTMENTS
  (Cost $105,264,130*)                                           97.1%              105,264,130
OTHER ASSETS AND LIABILITIES (NET)                                2.9                 3,150,357
                                                                -----              ------------
NET ASSETS                                                      100.0%             $108,414,487
                                                                =====              ============

------------
  * Aggregate cost for Federal tax purposes.
  + Rate represents annualized yield at date of purchase.
 ++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.2%
    ALABAMA -- 1.3%
$5,500,000    Mobile, Alabama, Industrial Development Board
                Dock & Wharf Revenue, Refunding Holnam, Inc.
                Project, Series B, (Wachovia Bank, LOC),
                4.750% due 06/01/2032+                            A-1+          VMIG1         $  5,500,000
                                                                                              ------------
    ALASKA -- 0.6%
 2,400,000    Anchorage, Alaska, Higher Education Revenue,
                Alaska Pacific University, (Bank of America,
                LOC),
                5.000% due 07/01/2017+                             AA-            NR             2,400,000
                                                                                              ------------
    ARIZONA -- 5.6%
 3,400,000    Apache County, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                (Tucson Electric -- 83C), (Society Generale,
                LOC),
                4.850% due 12/15/2018+                            A-1+          VMIG1            3,400,000
 7,695,000    Arizona State Transportation Board Excise Tax
                Revenue, Maricopa County Regional Area Road A,
                (AMBAC Insured),
                5.400% due 07/01/2001                              AAA           Aaa             7,736,735
 2,115,000    Avondale, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                Refunding, National Health Investments,
                (Dresdner Bank AG, LOC),
                5.050% due 12/01/2014+                             NR            Aa3             2,115,000
 2,000,000    Maricopa County, Arizona, School District No.
                69, Series B, Pre-refunded,
                6.500% due 07/01/2001                              A+             NR             2,019,327
 3,650,000    Mesa, Arizona, Industrial Development Authority
                Revenue, Discovery Health, Series B, (MBIA
                Insured), (Chase Manhattan Bank, SPA),
                4.900% due 01/01/2029+                            A-1+          VMIG1            3,650,000
 3,000,000    Pima County, Arizona Industrial Development
                Authority, (Tucson Electric), (Toronto
                Dominion, LOC),
                4.850% due 12/01/2022+                             AA           VMIG1            3,000,000
 2,000,000    Salt River, Arizona, Electric Systems Revenue,
                Agriculture Improvement & Power District,
                Series A, (AMBAC-TCRS Insured), Pre-refunded,
                6.500% due 01/01/2022+                             AAA           Aaa             2,040,000
                                                                                              ------------
                                                                                                23,961,062
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ARKANSAS -- 1.4%
$6,000,000    Arkansas Hospital Equipment Finance Authority,
                Baptist Health Project, (MBIA Insured) (SPA-
                Credit Suisse exp 3/26/01),
                4.940% due 11/01/2010+                            A-1+          VMIG1         $  6,000,000
                                                                                              ------------
    CALIFORNIA -- 2.3%
 9,700,000    California Higher Education Loan Authority,
                Inc., Student Loan Revenue, Series A,
                (National Westminster, LOC),
                4.750% due 06/01/2001+                             NR           VMIG1            9,700,000
                                                                                              ------------
    COLORADO -- 5.1%
 2,890,000    Colorado Springs, Colorado, Utilities Revenue,
                Pre-refunded, Series C,
                6.750% due 11/15/2001+                             AAA           Aa2             3,003,384
 2,025,000    Denver, Colorado, City & County Multi-Family
                Housing Revenue, Refunding, Regency Park
                Project, Series B, (Commerzbank A.G., LOC),
                4.600% due 12/15/2014+                            A-1+            NR             2,025,000
 1,000,000    Fountain Valley Authority Company Water
                Treatment Revenue, Pre-refunded, 6.800% due
                12/01/2019+                                        AA            Aa2             1,009,682
 6,200,000    Platte River Power Authority Company,
                4.200% due 01/11/2001+                             A-1          VMIG1            6,200,000
 6,500,000    Smith Creek Metropolitan District Company
                Revenue, (Bank of America, LOC),
                5.000% due 10/01/2035+                            A-1+            NR             6,500,000
 3,000,000    Superior Metropolitan District Number 3 Company,
                (U.S. Bank, NA, LOC),
                4.450% due 12/01/2018+                             A+             A1             3,000,000
                                                                                              ------------
                                                                                                21,738,066
                                                                                              ------------
    DELAWARE -- 0.6%
 2,400,000    New Castle County, Delaware, Economic, Refunding
                Henderson Mcguire, (First Union, LOC),
                4.850% due 08/15/2020+                             A-1            NR             2,400,000
                                                                                              ------------
    DISTRICT OF COLUMBIA -- 1.3%
 5,475,000    District of Columbia Revenue, George Washington
                University, Series C,
                5.000% due 09/15/2029+                            A-1+          VMIG1            5,475,000
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    FLORIDA -- 7.1%
$2,500,000    Broward County, Florida, Multifamily Housing,
                Southern Pointe Project,
                4.500% due 05/15/2027+                            A-1+            NR          $  2,500,000
 5,000,000    Florida Municipal Power Agency Revenue,
                4.400% due 01/05/2001                              A-1            P1             5,000,000
 1,000,000    Florida State Turnpike Authority Revenue, Series
                A, (AMBAC Insured),
                6.250% due 07/01/2001                              AAA           AAA             1,009,388
 9,600,000    Jacksonville, Florida, Capital Project Revenue,
                Series 1,
                4.650% due 10/01/2017+                             AAA            NR             9,600,000
 2,000,000    Lee County, Florida, Industrial Development
                Authority Health Care Facilities Revenue,
                Bonita Community Health, Series A, (Fifth
                Third Bank N.A., LOC),
                4.940% due 12/01/2029+                             NR             NR             2,000,000
 3,100,000    Orange County, Florida, Housing Finance
                Authority Revenue, Multifamily, Series B,
                (FNMA),
                4.650% due 09/10/2010+                             AAA            NR             3,100,000
 4,500,000    Palm Beach County, Florida Revenue, Community
                Foundation Palm Beach Project, (Northern Trust
                Company, LOC),
                4.950% due 07/01/2034+                            A-1+            NR             4,500,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton
                Gallery, Inc. Project, (Northern Trust
                Company, LOC),
                4.900% due 05/01/2025+                            A-1+            NR             2,500,000
                                                                                              ------------
                                                                                                30,209,388
                                                                                              ------------
    GEORGIA -- 7.0%
              Clayton County, Georgia, Housing Authority
                Multifamily Housing Revenue:
 5,500,000      Refunding, Chateau Forest Apartments, Series
                E, (FSA Insured), (Societe Generale, SPA),
                5.000% due 01/01/2021+                            A-1+          VMIG1            5,500,000
 1,365,000      Refunding, Huntington Woods, Series A, (FSA
                Insured), (Societe Generale, SPA),
                5.000% due 01/01/2021+                            A-1+          VMIG1            1,365,000
 5,425,000    Clayton County, Georgia, Multifamily Housing
                Revenue, Rivers Edge Development, (Wachovia,
                LOC),
                5.050% due 08/01/2006+                             NR           VMIG1            5,425,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    GEORGIA (CONTINUED)
$8,500,000    DeKalb County, Georgia, Development Authority
                Pollution Control Revenue, General Motors
                Corporation Project,
                4.750% due 11/01/2003+                             NR             A2          $  8,500,000
 3,500,000    Municipal Electric Authority Georgia, Project 1,
                Series E, (ABN-Amro, LOC),
                5.050% due 01/01/2026+                            A-1+          VMIG1            3,500,000
 5,400,000    Municipal Electric Authority Revenue, Project 1,
                Series D, (Bayerische Landesbank, SPA),
                4.600% due 01/01/2020+                             AAA           Aaa             5,400,000
                                                                                              ------------
                                                                                                29,690,000
                                                                                              ------------
    ILLINOIS -- 11.7%
              Chicago, Illinois, Ohare International Airport
                Revenue:
 1,500,000      Series A, (Societe Generale, LOC),
                4.900% due 01/01/2015+                             AA           VMIG1            1,500,000
 3,600,000      Series B, (Societe Generale, LOC),
                4.900% due 01/01/2015+                            A-1+          VMIG1            3,600,000
 3,165,000    Illinois Development Finance Authority Limited,
                Obligation Revenue, Decatur Mental Health
                Center Project, (First of America Bank, LOC),
                5.000% due 05/01/2018+                             NR             NR             3,165,000
 3,000,000    Illinois Development Finance Authority Revenue,
                Lifesource Project, (PNC Bank NA, LOC),
                5.000% due 06/01/2020+                             NA           VMIG1            3,000,000
 2,225,000    Illinois Development Finance Authority,
                Industrial Revenue, Tajon Warehouse, Series B,
                (Bank of Kentucky, LOC),
                4.950% due 01/01/2010+                            A-1+            NR             2,225,000
 1,370,000    Illinois Educational Facilities Authority
                Revenues, University Pooled Financing Program,
                (FGIC Insured), (Bank One, SPA),
                4.950% due 12/01/2005+                             AAA           Aaa             1,370,000
              Illinois Health Facilities Authority:
 9,130,000      Advocate Health Care, Series B, (Multi LOC's),
                4.900% due 08/15/2022+                            A-1+          VMIG1            9,130,000
 2,500,000      Gottlieb Health Resources Inc., (Harris Bank,
                LOC),
                4.950% due 11/15/2024+                             NR           VMIG1            2,500,000
              Illinois Health Facilities Authority Revenue:
 5,300,000      Swedish Covenant Hospital, Series A, (AMBAC
                Insured), (Harris Trust & Savings Bank, SPA),
                4.850% due 08/15/2029+                            A-1+          VMIG1            5,300,000
 2,800,000      Northwest Community Hospital, (Banc One, LOC),
                5.050% due 07/01/2025+                             AA             A1             2,800,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,000,000    Illinois State Development Finance Authority,
                Industrial Development Authority Revenue,
                (Lake Forest Academy Project), (FGIC Insured),
                4.850% due 12/01/2024+                            A-1+            NR          $  2,000,000
 1,000,000    Illinois State Sales Tax Revenue, Pre-refunded,
                Series N,
                6.900% due 06/15/2001+                             AAA           Aaa             1,024,984
 4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                Revenue, (Lasalle National Bank, LOC),
                4.850% due 12/01/2004+                            A-1+            NR             4,000,000
 1,900,000    Schaumburg, Illinois, GO, Series A, (Northern
                Trust Company, SPA),
                5.000% due 12/01/2013+                             AA+           Aa1             1,900,000
 5,000,000    Schaumburg, Illinois, Multifamily Housing
                Revenue, Refunding, Treehouse II Apartments
                Project, (FNMA),
                4.600% due 12/15/2029+                             AAA            NR             5,000,000
 1,500,000    Will County, Illinois, Community School District
                No. 201-U Crete-Monee, Tax Anticipation
                Warrants,
                5.850% due 03/01/2001                              NR             NR             1,501,371
                                                                                              ------------
                                                                                                50,016,355
                                                                                              ------------
    INDIANA -- 4.0%
 1,500,000    Franklin County, Indiana, Economic Development
                Revenue, Sisters St. Francis Project, (Banc
                One, LOC),
                5.000% due 12/01/2018+                             A+             NR             1,500,000
 1,150,000    Indiana Bond Bank, Refunding, Special Program,
                Series A,
                5.000% due 02/01/2001                              A+             NR             1,150,477
 2,930,000    Indiana Educational Facilities Authority
                Revenue, Franklin College, (Bank One, Indiana,
                LOC),
                5.050% due 10/01/2019+                             A-1            NR             2,930,000
 5,500,000    Indiana Health Facility Financing Authority
                Hospital Revenue, Clarian Health Obligation
                Group, Series C, (Westdeutsche Landesbank,
                SPA),
                4.750% due 03/01/2030+                            A-1+          VMIG1            5,500,000
 6,000,000    Indiana Municipal Power Supply Systems Revenue,
                Refunding Series A, (Toronto-Dominion Bank,
                LOC),
                4.750% due 01/01/2018+                            A-1+          VMIG1            6,000,000
                                                                                              ------------
                                                                                                17,080,477
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    IOWA -- 0.4%
$1,650,000    Des Moines, Iowa, Refunding, Series D,
                5.000% due 06/01/2001                              AA+           Aa2          $  1,654,594
                                                                                              ------------
    KANSAS -- 0.2%
 1,000,000    Wamego Kansas Pollution Control Revenue,
                Refunding, Utilicorp United Inc. Project,
                (Bank One Chicago N.A., LOC),
                5.000% due 03/01/2026+                             A+            P-1             1,000,000
                                                                                              ------------
    KENTUCKY -- 5.0%
 2,680,000    Covington, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Project, (Fifth
                Third Bank, LOC),
                5.100% due 04/01/2019+                             NR             NR             2,680,000
 4,700,000    Jefferson County, Kentucky, Multifamily Revenue,
                Refunding, Housing GNMA-Canter Chase,
                (National City Bank MI/IL, LOC),
                5.100% due 12/01/2026+                             A+             NR             4,700,000
 3,500,000    Jeffersontown, Kentucky, Lease Program Revenue,
                Kentucky League Of Cities Funding Trust, (Bank
                One Chicago, LOC),
                4.950% due 03/01/2030+                             NR             NR             3,500,000
 4,130,000    Kenton County, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Center, (Fifth
                Third Bank, LOC),
                4.800% due 07/01/2018+                             NR             NR             4,130,000
 5,255,000    Kentucky State Property & Buildings Commission
                Revenues, Refunding, Project No. 55,
                4.400% due 09/01/2001                              AA-           Aa3             5,259,971
 1,000,000    Lexington-Fayette Urban County, Kentucky,
                Government Industrial Building Revenue, Roman
                Catholic Diocese Project, (Fifth Third Bank
                N.A., LOC),
                5.000% due 09/01/2015+                             NR             NR             1,000,000
                                                                                              ------------
                                                                                                21,269,971
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 0.7%
$3,000,000    Baltimore County, Maryland, Revenue Bonds,
                Sheppard & Enoch Pratt Hospital, (Bank of
                America, LOC),
                5.000% due 07/01/2022+                             NR           VMIG1         $  3,000,000
                                                                                              ------------
    MASSACHUSETTS -- 0.5%
              Massachusetts State:
 1,000,000      Bond Anticipation Notes, Series A, 5.000% due
                09/06/2001                                        SP-1+          MIG1            1,004,150
 1,000,000      Series A, 5.500% due 11/01/2001                    AA-           Aa2             1,009,075
                                                                                              ------------
                                                                                                 2,013,225
                                                                                              ------------
    MICHIGAN -- 3.7%
 1,000,000    Flint, Michigan, Hospital Building Authority
                Revenue, Hurley Medical Center, Series B,
                (Lasalle National Bank, LOC),
                5.000% due 07/01/2015+                             NR           VMIG1            1,000,000
 5,500,000    Kalamazoo County, Michigan, Economic Development
                Revenue, (Old Kent Bank, LOC),
                5.000% due 09/01/2015+                             NR            Aa2             5,500,000
 3,000,000    Michigan Municipal Bond Authority Revenue Notes,
                Series C-2, (Morgan Guaranty Trust, LOC),
                5.000% due 08/23/2001                             SP-1+           NR             3,012,905
              Michigan State Hospital Finance Authority
                Revenue:
 3,000,000      Pre-refunded, Sisters of Mercy Health
                Corporation, Series J,
                7.000% due 02/15/2021                              AA-           Aaa             3,069,383
 2,000,000      Chelsea Community Hospital, (National City
                Bank, LOC),
                4.950% due 05/15/2031+                             A-1            NR             2,000,000
 1,000,000    Saline, Michigan, Economic Development
                Obligation, Brecon Village Project, (Bank One,
                LOC),
                5.000% due 11/01/2025+                            A-1+            NR             1,000,000
                                                                                              ------------
                                                                                                15,582,288
                                                                                              ------------
    MINNESOTA -- 3.5%
 2,500,000    Arden Hills, Minnesota, Housing & Health Care
                Facilities Revenue, Refunding, Presbyterian
                Homes, Series A, (U.S. Bank Trust N.A., LOC),
                4.330% due 09/01/2001                              A+             NR             2,499,308
 4,000,000    City of Rochester, Minnesota, Series 2000-B,
                4.350% due 01/03/2001                             A-1+            P1             4,000,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA (CONTINUED)
$2,000,000    Cohasset Minnesota Revenue, Refunding,
                Minnesota Power & Light Company Project A,
                (ABN AMRO Bank N.V., LOC),
                5.000% due 06/01/2020+                             AA+            NR          $  2,000,000
 1,400,000    Eagan, Minnesota, Multifamily Revenue,
                Aspenwoods of Eagan, Housing Project,
                5.000% due 01/01/2026+                             A-1            NR             1,400,000
 5,100,000    St Paul, Minnesota, Housing & Redevelopment
                Authority, Science Museum, Series A, (First
                Bank, LOC),
                4.750% due 05/01/2027+                             NR           VMIG1            5,100,000
                                                                                              ------------
                                                                                                14,999,308
                                                                                              ------------
    MISSOURI -- 0.5%
 2,000,000    Columbia, Missouri, Special Obligation Reserve,
                Series A, (Toronto Dominion Bank, LOC),
                4.750% due 06/01/2008+                             NR           VMIG1            2,000,000
                                                                                              ------------
    NEVADA -- 2.5%
 3,600,000    Clark County, Nevada, Airport Improvement
                Revenue, Series A-1 (Westdeutsche Landesbank,
                LOC),
                4.700% due 07/01/2025+                            A-1+          VMIG1            3,600,000
 4,815,000    Nevada State, GO, Refunding, Series A,
                4.500% due 07/01/2001                              AA            Aa2             4,819,509
 2,170,000    Reno, Nevada Economic Development Revenue,
                University of Nevada, Student Aid Fund, (Wells
                Fargo, LOC),
                4.950% due 05/01/2018+                             NR             NR             2,170,000
                                                                                              ------------
                                                                                                10,589,509
                                                                                              ------------
    NEW MEXICO -- 1.2%
 2,035,000    Albuquerque, New Mexico, Educational Facilities
                Revenue, (Wells Fargo, LOC),
                4.950% due 06/01/2018+                             NR             NR             2,035,000
 1,300,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                Tax Revenue, (Canadian Imperial Bank, LOC),
                4.750% due 07/01/2023+                            A-1+          VMIG1            1,300,000
 2,000,000    New Mexico State Highway Commission Tax Revenue,
                Series A,
                4.500% due 06/15/2001                              AA+           Aa2             2,001,247
                                                                                              ------------
                                                                                                 5,336,247
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NORTH CAROLINA -- 1.3%
$2,500,000    North Carolina Educational Facilities Finance
                Agency Revenue, Greensboro College, (Bank of
                America, LOC),
                4.750% due 09/01/2027+                             AA1          VMIG1         $  2,500,000
 3,000,000    North Carolina Medical Care Commission, Hospital
                Revenue, Series B, (Wachovia, LOC),
                4.900% due 06/01/2022+                            A-1+          VMIG1            3,000,000
                                                                                              ------------
                                                                                                 5,500,000
                                                                                              ------------
    OHIO -- 5.9%
 1,505,000    Columbus, Ohio, GO, Tax -- Series, Pre-refunded,
                5.500% due 06/15/2001                              AAA           Aaa             1,510,974
 2,000,000    Dublin, Ohio, City School District, Bond
                Anticipation Notes,
                4.530% due 12/12/2001                              NR            MIG1            2,004,163
 1,845,000    Franklin County, Ohio, Hospital Revenue, US
                Health Corporation, Series A, (Morgan
                Guaranty, LOC),
                4.900% due 12/01/2021+                             NR           VMIG1            1,845,000
 1,000,000    Hamilton County, Ohio, Hospital Facilities
                Revenue, Bethesda Hospital, Inc., (Rabobank
                Nederland, LOC), 4.800% due 02/15/2024+           A-1+          VMIG1            1,000,000
 2,815,000    Indian Hill, Ohio, Economic Development,
                Cincinnati County Day School, (Fifth Third,
                LOC),
                4.800% due 05/01/2019+                             NR             NR             2,815,000
 4,665,000    Middleburg Heights, Ohio, Hospital Revenue,
                Southwest General Health, (Keybank NA, LOC),
                4.950% due 08/15/2022+                             A-1            NR             4,665,000
 3,435,000    Montgomery County, Ohio, Society Saint Vincent
                DePaul, (Nat City, LOC),
                4.950% due 12/01/2010+                             A-1            NR             3,435,000
 1,000,000    Nordonia Hills, Ohio, City School District
                Board, Anticipation Notes, Series A,
                4.750% due 03/20/2001                             SP-1+          MIG1            1,000,949
 5,000,000    Ohio State Air Quality Development Authority,
                Ohio Edison Project, Series A, (Toronto
                Dominion, LOC),
                4.100% due 02/01/2015+                            A-1+           Aa2             4,995,447
 2,000,000    Ohio State Water Development Authority Pollution
                Control Faculties Revenue, Cleveland Electric,
                Series B, (Barclays Bank New York, LOC),
                4.950% due 08/01/2020+                            A-1+            P1             2,000,000
                                                                                              ------------
                                                                                                25,271,533
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 1.1%
$4,550,000    Portland, Oregon Multifamily Revenue, (Harris
                Trust and Savings Bank, LOC),
                4.700% due 12/01/2011+                             AA-            NR          $  4,550,000
                                                                                              ------------
    PENNSYLVANIA -- 6.8%
 1,600,000    Allegheny County, Pennsylvania, Hospital
                Development Revenue, Variable Health Center
                Presbyterian, Series D, (MBIA Insured) (First
                Union National Bank, SPA),
                4.750% due 03/01/2020+                             A-1          VMIG1            1,600,000
 3,000,000    Benzinger Township, Pennsylvania, Hospital
                Authority, Elk Regional Health Systems, (PNC
                Bank N.A., LOC),
                5.000% due 12/01/2030+                            A-1+          VMIG1            3,000,000
 2,000,000    Delaware Valley, Pennsylvania, Registered
                Finance, Series A, (Credit Suisse, LOC),
                4.750% due 12/01/2017+                            A-1+          VMIG1            2,000,000
 6,500,000    Pennsylvania State Higher Educational,
                Facilities Authority, Association of
                Independent Colleges, Series F1, (PNC Bank NA,
                LOC),
                5.000% due 05/01/2020+                             NR           VMIG1            6,500,000
 5,500,000    Philadelphia, Pennsylvania, Hospital & Higher
                Education, Health Systems, Series B,
                4.375% due 03/27/2001+                            A-1+            NR             5,500,000
 6,200,000    Schuylkill County, Pennsylvania, Industrial
                Development Authority, Gilbertown Power
                Project, (Mellon Bank, LOC),
                4.750% due 12/01/2002+                            A-1+            NR             6,200,000
 4,305,000    Washington County, Pennsylvania, Authority Lease
                Revenue, Higher Education Pooled Equipment
                Lease, (First Union National Bank, LOC),
                4.950% due 11/01/2005+                             NR           VMIG1            4,305,000
                                                                                              ------------
                                                                                                29,105,000
                                                                                              ------------
    RHODE ISLAND -- 0.3%
 1,500,000    Rhode Island Health & Educational Building
                Corporation, Educational Institution Revenue,
                St. George's School, (Fleet National Bank,
                SPA),
                4.950% due 09/01/2030+                             NR           VMIG1            1,500,000
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    SOUTH CAROLINA -- 1.3%
$1,150,000    Charleston County, South Carolina, Pre-refunded,
                9.000% due 06/01/2001                              AA            Aa3          $  1,171,683
 1,500,000    Piedmont Municipal Power Agency, South Carolina
                Electric Revenue, Refunding, Series C, (MBIA
                Insured), (Morgan Guaranty Trust, SPA),
                4.750% due 01/01/2022                              AAA           Aaa             1,500,000
 3,000,000    South Carolina State Public Authority, Refunding
                Series A,
                4.500% due 01/01/2001                              AA-           Aa2             3,000,000
                                                                                              ------------
                                                                                                 5,671,683
                                                                                              ------------
    TENNESSEE -- 2.6%
 2,000,000    Metropolitan Government Nashville and Davidson
                County, Tennessee, Industrial Development
                Board Revenue, Multifamily Housing, Series B,
                (Wachovia Bank, LOC),
                4.950% due 12/01/2007+                             AA           VMIG1            2,000,000
 3,000,000    Metropolitan Government Nashville and Davidson
                County, Tennessee, GO,
                4.750% due 05/15/2001                              AA            Aa2             3,001,780
 6,135,000    Shelby County, Tennessee, Health Educational &
                Housing Facilities Board Revenue, Refunding,
                Multifamily Housing-Wyndridge, (Credit Suisse,
                LOC),
                5.000% due 11/01/2019+                            A-1+            NR             6,135,000
                                                                                              ------------
                                                                                                11,136,780
                                                                                              ------------
    TEXAS -- 4.1%
 1,545,000    Austin, Texas, Independent School District,
                Public Property Finance Contractual
                Obligation, (MBIA Insured),
                4.500% due 08/01/2001                              AAA           Aaa             1,546,324
 2,220,000    Bexar County, Texas, Health Facilities
                Development Corporation Revenue, Retirement
                Community, Series B, (Rabobank Nederland,
                LOC),
                5.000% due 07/01/2011+                            A-1+           Aaa             2,220,000
              Dallas, Texas, Waterworks & Sewer Systems
                Revenue:
 2,000,000    4.250% due 10/01/2001                                AA+           Aa2             1,997,768
 2,868,000      Series B,
                4.300% due 01/04/2001                             A-1+            P1             2,868,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
$8,000,000    Richardson, Texas, Independent School District,
                Series A, (PSF-GTD Insured), (Union Bank of
                Switzerland, SPA),
                4.850% due 08/15/2022+                            A-1+          VMIG1         $  8,000,000
 1,000,000    Spring Branch, Texas, Independent School
                District, GO, (PSF-GTD Insured),
                8.000% due 02/01/2001                              AAA           Aaa             1,002,737
                                                                                              ------------
                                                                                                17,634,829
                                                                                              ------------
    VIRGINIA -- 3.2%
 2,950,000    Arlington County, Virginia Revenue, Ballston
                Public Parking, (Citibank, N.A., LOC),
                4.700% due 08/01/2017+                            A-1+            NR             2,950,000
 6,000,000    Clarke County, Virginia, Industrial Development
                Authority, Hospital Facilities Revenue,
                Winchester Medical Center, Inc. (FSA Insured),
                (Chase Manhattan Bank, SPA), 5.000% due
                01/01/2030+                                       A-1+          VMIG1            6,000,000
 1,000,000    Richmond, Virginia, Pre-refunded, Series B,
                6.250% due 01/15/2018                              AA             A1             1,020,656
 1,640,000    Richmond, Virginia, Redevelopment & Housing
                Authority, Stony Point Project, (First Union,
                LOC),
                4.850% due 04/01/2029+                             A-1            NR             1,640,000
 2,000,000    Virginia State Public Building Authority
                Revenue, Series B,
                5.600% due 08/01/2001                              AA+           Aa2             2,014,284
                                                                                              ------------
                                                                                                13,624,940
                                                                                              ------------
    WASHINGTON -- 0.9%
 1,700,000    Seattle, Washington, Pre-refunded,
                6.900% due 10/01/2001+                             AA+           Aa1             1,747,498
 2,100,000    Seattle, Washington, Municipal Light & Power
                Revenue, (Morgan Guaranty Trust, SPA),
                4.700% due 06/01/2021+                            A-1+          VMIG1            2,100,000
                                                                                              ------------
                                                                                                 3,847,498
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WISCONSIN -- 2.5%
$1,325,000    Augusta, Wisconsin, Industrial Development
                Revenue, Refunding, Industrial Development
                Ball Corporation Project,
                5.000% due 11/01/2004+                             A+            Aa2          $  1,325,000
 2,350,000    Delafield, Wisconsin, Community Development
                Authority Revenue, University Lake School
                Project, (Firstar Bank N.A., LOC),
                4.800% due 03/01/2035+                             A-1            NR             2,350,000
 5,000,000    Wisconsin State Health & Educational Facilities
                Authority Revenue, University of Wisconsin
                Medical Foundation, (Lasalle Bank N.A., LOC),
                4.900% due 05/01/2030+                            A-1+            NR             5,000,000
 2,000,000    Wisconsin State Transportation Revenue, Series
                A,
                5.100% due 07/01/2001                              AA-           Aa3             2,007,659
                                                                                              ------------
                                                                                                10,682,659
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $410,140,412)                                                                          410,140,412
                                                                                              ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.4%
   110,184    Dreyfus Tax-Exempt Cash Management                                                   110,184
 1,729,594    Valiant Fund Tax Exempt Money Market                                               1,729,594
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,839,778)                                                                   1,839,778
                                                                                   ------------
TOTAL INVESTMENTS
  (Cost $411,980,190*)                                           96.6%              411,980,190
OTHER ASSETS AND LIABILITIES (NET)                                3.4                14,469,091
                                                                -----              ------------
NET ASSETS                                                      100.0%             $426,449,281
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GO    -- Government Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement
TCRS  -- Transferable Custodial Receipts

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                VALUE
-------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 36.1%
  (Cost $59,987,216)
    U.S. TREASURY NOTES -- 36.1%
$60,000,000    5.250% due 01/31/2001                                           $ 59,987,216
                                                                               ------------
REPURCHASE AGREEMENTS -- 58.6%
  7,000,000    Agreement with Goldman Sachs, 5.950% dated 12/29/2000, to be repurchased at $7,004,628 on 01/02/2001, collateralized by
                 $5,090,000 U.S. Treasury Bond, 9.000% maturing 11/15/2018
                 (value $7,207,130)                                               7,000,000
  7,000,000    Agreement with J.P. Morgan & Co., Inc., 5.900% dated
                 12/29/2000, to be repurchased at $7,004,589 on 01/02/2001, collateralized by $5,461,000 U.S. Treasury Bond, 8.000%
                 maturing 11/15/2001
                 (value $7,144,826)                                               7,000,000
 38,512,005    Agreement with Lehman Brothers Holdings, Inc., 5.800% dated
                 12/29/2000, to be repurchased at $38,536,824 on
                 01/02/2001, collateralized by $300,000 U.S. Treasury Bond,
                 14.000% maturing 11/15/2011 (value $221,217) and
                 $41,050,000 U.S. Treasury Bond, 15.750% maturing
                 11/15/2001
                 (value $39,065,642)                                             38,512,005
  7,000,000    Agreement with Merrill Lynch and Company, Inc., 5.900% dated
                 12/29/2000, to be repurchased at $7,004,589 on 01/02/2001, collateralized by $7,270,000 U.S. Treasury Bond, 5.250%
                 maturing 02/15/2029
                 (value $7,302,003)                                               7,000,000
 38,000,000    Agreement with State Street Bank and Trust Company, 5.950%
                 dated 12/29/2000, to be repurchased at $38,025,122 on
                 01/02/2001, collateralized by $40,130,000 U.S. Treasury
                 Bond, 5.250% maturing 11/15/2028
                 (value $38,763,052)                                             38,000,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
  (Cost $97,512,005)      97,512,005
                                                                               ------------

TOTAL INVESTMENTS (Cost $157,499,221*)                           94.7%              157,499,221
OTHER ASSETS AND LIABILITIES (NET)                                5.3                 8,861,211
                                                                -----              ------------
NET ASSETS                                                      100.0%             $166,360,432
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                 MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                                  BOND           BOND           BOND            INCOME         TAX-FREE
                                                  FUND           FUND           FUND            FUND           BOND FUND
                                                  ------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.................................   $166,982,824   $406,220,847    $33,223,592    $222,832,853   $48,329,218
    Repurchase Agreements......................      2,121,000      3,972,000      1,024,000       6,028,000       --
                                                  ------------   ------------    -----------    ------------   -----------
Total Investments..............................    169,103,824    410,192,847     34,247,592     228,860,853    48,329,218
Cash...........................................            155            492         71,042          22,890       --
Interest receivable............................      2,883,247      4,675,163        716,484       1,345,175       541,917
Receivable for investment securities sold......      5,069,180        --             --            2,709,109       --
Receivable for Fund shares sold................        167,807        492,756        --            2,031,372           437
Unamortized organization costs.................        --             --               5,856         --            --
Prepaid expenses and other assets..............         37,216         50,634         27,794          37,912         3,968
                                                  ------------   ------------    -----------    ------------   -----------
      Total Assets.............................    177,261,429    415,411,892     35,068,768     235,007,311    48,875,540
                                                  ------------   ------------    -----------    ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed...............        523,165      2,666,338          3,375         452,849       139,174
Payable for investment securities purchased....      6,383,590        --             --            3,661,826       --
Payable upon return of securities loaned.......      2,315,010     25,245,746        --           15,428,750       --
Dividends payable..............................        --             --             --              --            --
Investment advisory fee payable................         66,742        167,418         14,668          90,854        20,695
Administration fee payable.....................         18,270         45,530          3,907          24,690         5,628
Shareholder servicing fees payable.............          7,559         55,832             18          36,604         9,529
Distribution fees payable......................          5,180          8,197            446           7,586           760
Transfer agent fee payable.....................         81,578        148,184         18,004          97,602        22,342
Custodian fees payable.........................          4,265         17,392         14,182          11,239        10,548
Accrued Trustees'/Directors' fees and
  expenses.....................................          3,086          6,182            647           3,342           813
Accrued expenses and other payables............         38,101         19,246         24,027          29,348        42,666
                                                  ------------   ------------    -----------    ------------   -----------
      Total Liabilities........................      9,446,546     28,380,065         79,274      19,844,690       252,155
                                                  ------------   ------------    -----------    ------------   -----------
NET ASSETS.....................................   $167,814,883   $387,031,827    $34,989,494    $215,162,621   $48,623,385
                                                  ============   ============    ===========    ============   ===========
Investments, at cost...........................   $172,172,719   $410,325,316    $36,285,696    $226,839,359   $47,020,384
                                                  ============   ============    ===========    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ------------------------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             MONEY          TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MARKET         MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------
    $134,742,889    $194,331,738     $  956,221,499   $ 74,408,065   $411,980,190   $ 59,987,216
         --             --              119,429,755     30,856,065        --          97,512,005
    ------------    ------------     --------------   ------------   ------------   ------------
     134,742,889     194,331,738      1,075,651,254    105,264,130    411,980,190    157,499,221
         --             --                 --              --             --             --
       2,187,029       2,863,697          9,275,221        459,648      2,609,191      1,366,016
         --             --                 --              --             --             --
         136,277          58,025         48,012,290      6,163,878     13,722,126      7,748,308
         --             --                 --              --             --             --
          30,123          38,119            122,750         93,879         35,239         15,053
    ------------    ------------     --------------   ------------   ------------   ------------
     137,096,318     197,291,579      1,133,061,515    111,981,535    428,346,746    166,628,598
    ------------    ------------     --------------   ------------   ------------   ------------
          41,923         286,538            370,999      3,336,594        439,794         20,139
         --             --                 --              --             --             --
         --             --                 --              --             --             --
         --             --                4,753,477         56,556      1,021,218        138,075
          61,607          83,744            317,457         34,234        120,445         27,957
          15,729          23,204            112,659         10,881         44,829          8,916
          29,193          39,641             97,357        --              35,258          1,883
           2,309           3,220             26,721         50,156         14,812         13,704
          60,403          90,095            468,447         44,385        131,866         23,096
          12,094          14,646             18,529         21,212         28,896         11,698
           2,081           3,281              9,783          2,933          3,582            623
          56,956           9,024             36,697         10,097         56,765         22,075
    ------------    ------------     --------------   ------------   ------------   ------------
         282,295         553,393          6,212,126      3,567,048      1,897,465        268,166
    ------------    ------------     --------------   ------------   ------------   ------------
    $136,814,023    $196,738,186     $1,126,849,389   $108,414,487   $426,449,281   $166,360,432
    ============    ============     ==============   ============   ============   ============
    $128,623,176    $190,815,529     $1,075,651,254   $105,264,130   $411,980,190   $157,499,221
    ============    ============     ==============   ============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                 MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                                  BOND           BOND           BOND            INCOME         TAX-FREE
                                                  FUND           FUND           FUND            FUND           BOND FUND
                                                  ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)......  $    299,307   $    (71,391)   $  (270,741)   $    (10,455)  $    47,054
Accumulated net realized gain/(loss) on
  investments sold..............................   (10,606,477)   (30,607,725)      (868,824)     (3,048,423)     (811,180)
Net unrealized appreciation/(depreciation) of
  investments...................................    (3,068,895)      (132,469)    (2,025,219)      2,021,494     1,308,834
Par value.......................................        17,641         41,667         37,687          21,145         4,888
Paid-in capital in excess of par value..........   181,173,307    417,801,745     38,116,591     216,178,860    48,073,789
                                                  ------------   ------------    -----------    ------------   -----------
                                                  $167,814,883   $387,031,827    $34,989,494    $215,162,621   $48,623,385
                                                  ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares..................................  $  3,858,407   $  8,230,659    $ 1,374,238    $  5,724,844   $ 1,559,110
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................  $  5,026,127   $  7,385,320    $   138,220    $  7,323,478   $   387,263
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................  $    516,188   $  1,030,843    $    32,124    $  1,628,157   $   113,353
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................  $ 44,209,227   $253,409,299    $    75,115    $169,599,387   $45,455,711
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................  $114,204,934   $116,975,706    $33,369,797    $ 30,886,755   $ 1,107,948
                                                  ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares..................................       405,782        884,835        148,930         563,291       156,777
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................       528,790        795,859         15,130         719,739        38,855
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................        54,051        110,681          3,491         160,143        11,398
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................     4,647,997     27,284,717          8,133      16,666,211     4,569,724
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................    12,004,361     12,590,810      3,593,022       3,035,569       111,272
                                                  ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share.........................................         $9.51          $9.30          $9.23          $10.16         $9.94
                                                  ============   ============    ===========    ============   ===========
Maximum sales charge............................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share................         $9.91          $9.69          $9.61          $10.59        $10.36
                                                  ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per share*...         $9.50          $9.28          $9.14          $10.18         $9.97
                                                  ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per share*...         $9.55          $9.31          $9.20          $10.17         $9.94
                                                  ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.51          $9.29          $9.24          $10.18         $9.95
                                                  ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.51          $9.29          $9.29          $10.17         $9.96
                                                  ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ------------------------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             MONEY          TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MARKET         MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND           FUND
-------------------------------------------------------------------------------------------------
    $    133,682    $    181,404     $     --         $    --        $    --        $    --
      (1,559,645)       (156,564)          --               (4,679)       (45,104)        41,582
       6,119,713       3,516,209           --              --             --             --
          13,306          19,137          1,126,852      1,084,201        426,517        166,319
     132,106,967     193,178,000      1,125,722,537    107,334,965    426,067,868    166,152,531
    ------------    ------------     --------------   ------------   ------------   ------------
    $136,814,023    $196,738,186     $1,126,849,389   $108,414,487   $426,449,281   $166,360,432
    ============    ============     ==============   ============   ============   ============
    $  2,001,123    $  6,546,570     $  129,893,346   $ 23,058,244   $ 77,048,660   $129,949,993
    ============    ============     ==============   ============   ============   ============
    $  2,230,500    $  2,120,642     $     --         $ 39,472,123   $    --        $    --
    ============    ============     ==============   ============   ============   ============
    $    659,967    $    401,615     $     --         $ 22,852,774   $    --        $    --
    ============    ============     ==============   ============   ============   ============
    $131,262,361    $183,322,657     $  804,920,737   $    --        $331,387,504   $ 24,113,459
    ============    ============     ==============   ============   ============   ============
    $    660,072    $  4,346,702     $  192,035,306   $ 23,031,346   $ 18,013,117   $ 12,296,980
    ============    ============     ==============   ============   ============   ============
         194,733         636,817        129,907,604     23,074,143     77,033,816    129,948,285
    ============    ============     ==============   ============   ============   ============
         217,362         206,620           --           39,475,504        --             --
    ============    ============     ==============   ============   ============   ============
          64,076          38,865           --           22,852,636        --             --
    ============    ============     ==============   ============   ============   ============
      12,765,310      17,832,575        804,914,257        --         331,457,896     24,096,815
    ============    ============     ==============   ============   ============   ============
          64,294         422,573        192,030,037     23,017,788     18,024,964     12,273,750
    ============    ============     ==============   ============   ============   ============
          $10.28          $10.28              $1.00          $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============   ============
            4.00%           4.00%                --             --             --             --
          $10.71          $10.71              $1.00          $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============   ============
          $10.26          $10.26                N/A          $1.00             NA            N/A
    ============    ============     ==============   ============   ============   ============
          $10.30          $10.33                N/A          $1.00            N/A            N/A
    ============    ============     ==============   ============   ============   ============
          $10.28          $10.28              $1.00            N/A          $1.00          $1.00
    ============    ============     ==============   ============   ============   ============
          $10.27          $10.29              $1.00          $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                       INCOME FUNDS
                                                       ---------------------------------------------------------------------
                                                                     MUNDER         MUNDER          MUNDER U.S.   MUNDER
                                                       MUNDER        INTERMEDIATE   INTERNATIONAL   GOVERNMENT    MICHIGAN
                                                       BOND          BOND           BOND            INCOME        TAX-FREE
                                                       FUND          FUND           FUND            FUND          BOND FUND
                                                       ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $4,010
  for the Munder International Bond Fund)...........   $ 6,131,004   $13,472,369     $  599,970     $ 7,516,622   $1,247,025
Dividends...........................................       --            374,220        --              --            --
Securities lending..................................        10,385        22,145        --                5,857       --
                                                       -----------   -----------     ----------     -----------   ----------
Total investment income.............................     6,141,389    13,868,734        599,970       7,522,479    1,247,025
                                                       -----------   -----------     ----------     -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares....................................         3,689        10,565            652           5,245        1,807
  Class B Shares....................................        21,161        28,662          1,063          26,672        2,168
  Class C Shares....................................         1,993         5,793            143           5,690          530
Shareholder servicing fees:
  Class K Shares....................................        52,985       330,001             84         218,028       57,755
Investment advisory fee.............................       411,674     1,009,335         84,142         541,878      123,514
Administration fee..................................        81,631       200,497         16,699         107,580       24,519
Transfer agent fee..................................        44,214       102,635          9,334          55,639       12,790
Custodian fees......................................        27,397        63,713         20,808          31,659       16,202
Legal and audit fees................................         6,402        14,570          1,398           7,964        1,724
Trustees'/Directors' fees and expenses..............         3,240         7,121            674           3,897          834
Amortization of organization costs..................       --            --               3,046         --            --
Registration and filing fees........................        10,936        13,525         12,344          10,653          411
Other...............................................         5,995         7,657          2,317          13,183       14,015
                                                       -----------   -----------     ----------     -----------   ----------
      Total Expenses................................       671,317     1,794,074        152,704       1,028,088      256,269
                                                       -----------   -----------     ----------     -----------   ----------
NET INVESTMENT INCOME...............................     5,470,072    12,074,660        447,266       6,494,391      990,756
                                                       -----------   -----------     ----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................     1,094,502        57,623       (342,563)       (326,081)     (85,182)
  Foreign currency transactions.....................       --            --             (49,225)        --            --
Net change in unrealized appreciation/(depreciation)
  of:
  Securities........................................     4,051,168     9,918,165       (257,900)      9,277,745    2,545,787
  Foreign currency and net other assets.............       --            --              33,445         --            --
                                                       -----------   -----------     ----------     -----------   ----------
Net realized and unrealized gain/(loss) on
  investments.......................................     5,145,670     9,975,788       (616,243)      8,951,664    2,460,605
                                                       -----------   -----------     ----------     -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................   $10,615,742   $22,050,448     $ (168,977)    $15,446,055   $3,451,361
                                                       ===========   ===========     ==========     ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    MONEY MARKET FUNDS
---------------------------------   ----------------------------------------------------------
    MUNDER        MUNDER            MUNDER        MUNDER        MUNDER           MUNDER
    TAX-FREE      TAX-FREE SHORT-   CASH          MONEY         TAX-FREE         U.S. TREASURY
    BOND          INTERMEDIATE      INVESTMENT    MARKET        MONEY MARKET     MONEY MARKET
    FUND          BOND FUND         FUND          FUND          FUND             FUND
----------------------------------------------------------------------------------------------
    $3,563,544     $   4,871,889    $36,730,509   $3,489,904    $  7,980,052     $   1,899,797
        --              --              --            --             --               --
        --              --              --            --             --               --
    ----------     -------------    -----------   ----------    -------------    -------------
     3,563,544         4,871,889     36,730,509    3,489,904       7,980,052         1,899,797
    ----------     -------------    -----------   ----------    -------------    -------------
         2,424             8,057        169,718       46,032          97,735            38,319
         6,597             7,810        --           128,467         --               --
         1,563             1,089        --            77,312         --               --
       166,980           242,206        577,536       --             204,315            10,431
       346,662           519,176      1,915,853      206,061         655,414           104,391
        68,851           103,189        543,648       51,088         185,245            29,267
        35,840            53,077        329,972       36,400          81,111            13,051
        26,594            35,054        125,966       18,212          48,064            14,086
         4,809             7,518         46,781        4,729          11,653             1,850
         2,416             3,773         20,720        1,977           5,307               815
        --              --              --            --             --               --
        11,158            11,801         30,046       17,649           8,309             7,079
        31,833             6,597        101,274        3,924          40,851             8,884
    ----------     -------------    -----------   ----------    -------------    -------------
       705,727           999,347      3,861,514      591,851       1,338,004           228,173
    ----------     -------------    -----------   ----------    -------------    -------------
     2,857,817         3,872,542     32,868,995    2,898,053       6,642,048         1,671,624
    ----------     -------------    -----------   ----------    -------------    -------------
      (283,667)         (152,994)       --            --              65,340          --
        --              --              --            --             --               --
     6,970,927         4,774,429        --            --             --               --
        --              --              --            --             --               --
    ----------     -------------    -----------   ----------    -------------    -------------
     6,687,260         4,621,435        --            --              65,340          --
    ----------     -------------    -----------   ----------    -------------    -------------
    $9,545,077     $   8,493,977    $32,868,995   $2,898,053    $  6,707,388     $   1,671,624
    ==========     =============    ===========   ==========    =============    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                               INCOME FUNDS
                                               ----------------------------------------------------------------------------
                                                               MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                               MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                               BOND            BOND            BOND             INCOME          TAX-FREE
                                               FUND            FUND            FUND             FUND            BOND FUND
                                               ----------------------------------------------------------------------------
Net investment income......................    $  5,470,072    $ 12,074,660     $   447,266     $  6,494,391    $   990,756
Net realized gain/(loss) on investments
  sold.....................................       1,094,502          57,623        (391,788)        (326,081)       (85,182)
Net change in unrealized
  appreciation/(depreciation) of
  investments..............................       4,051,168       9,918,165        (224,455)       9,277,745      2,545,787
                                               ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations................      10,615,742      22,050,448        (168,977)      15,446,055      3,451,361
Dividends to shareholders from net
  investment income:
  Class A Shares...........................         (99,485)       (264,218)        --              (143,080)       (29,116)
  Class B Shares...........................        (134,442)       (164,012)        --              (160,303)        (6,735)
  Class C Shares...........................         (12,281)        (32,118)        --               (34,177)        (1,764)
  Class K Shares...........................      (1,468,222)     (8,392,260)        --            (5,739,740)      (909,740)
  Class Y Shares...........................      (4,084,938)     (4,099,439)        --            (1,088,180)       (25,599)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares...........................       1,108,286         559,917         941,407        1,563,904        407,396
  Class B Shares...........................       1,385,757       1,607,755         (79,642)       1,844,695       (126,171)
  Class C Shares...........................         166,027        (793,703)          4,210          354,976         (2,736)
  Class K Shares...........................       2,848,642     (20,523,113)         30,000      (14,380,863)    (2,379,861)
  Class Y Shares...........................      (4,290,703)    (14,496,310)       (347,125)      (2,774,566)      (316,120)
                                               ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets......       6,034,383     (24,547,053)        379,873       (5,111,279)        60,915
NET ASSETS:
Beginning of period........................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                               ------------    ------------     -----------     ------------    -----------
End of period..............................    $167,814,883    $387,031,827     $34,989,494     $215,162,621    $48,623,385
                                               ============    ============     ===========     ============    ===========
Undistributed net investment income
  (loss)...................................    $    299,307    $    (71,391)    $  (270,741)    $    (10,455)   $    47,054
                                               ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    ---------------------------------------------------------------
    MUNDER          MUNDER             MUNDER            MUNDER          MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-    CASH              MONEY           TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE       INVESTMENT        MARKET          MONEY MARKET    MONEY MARKET
    FUND            BOND FUND          FUND              FUND            FUND            FUND
------------------------------------------------------------------------------------------------------
    $  2,857,817     $  3,872,542      $   32,868,995    $  2,898,053    $  6,642,048    $  1,671,624
        (283,667)        (152,994)           --               --               65,340         --
       6,970,927        4,774,429            --               --              --              --
    ------------     ------------      --------------    ------------    ------------    ------------
       9,545,077        8,493,977          32,868,995       2,898,053       6,707,388       1,671,624
         (39,284)        (118,583)         (4,015,878)     (1,115,393)     (1,351,930)       (846,220)
         (22,498)         (23,242)           --              (652,317)        --              --
          (5,300)          (3,045)           --              (390,567)        --              --
      (2,706,182)      (3,557,282)        (23,065,994)        --           (4,846,952)       (390,473)
         (31,841)        (110,821)         (5,787,123)       (739,776)       (443,166)       (434,931)
          31,722          659,724           7,215,255     (14,173,319)     (3,852,390)    109,319,267
       1,194,374          705,532            --            14,469,480         --              --
         433,470          147,703            --            13,655,978         --              --
      (9,910,786)     (22,056,599)         (6,668,901)        --          101,611,818      10,673,599
      (1,775,715)      (2,641,391)         (5,127,115)     (4,924,678)      1,470,586      (1,968,901)
    ------------     ------------      --------------    ------------    ------------    ------------
      (3,286,963)     (18,504,027)         (4,580,761)      9,027,461      99,295,354     118,023,965
     140,100,986      215,242,213       1,131,430,150      99,387,026     327,153,927      48,336,467
    ------------     ------------      --------------    ------------    ------------    ------------
    $136,814,023     $196,738,186      $1,126,849,389    $108,414,487    $426,449,281    $166,360,432
    ============     ============      ==============    ============    ============    ============
    $    133,682     $    181,404      $     --          $    --         $    --         $    --
    ============     ============      ==============    ============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                             INCOME FUNDS
                                             ------------------------------------------------------------------------------
                                                             MUNDER           MUNDER           MUNDER U.S.     MUNDER
                                             MUNDER          INTERMEDIATE     INTERNATIONAL    GOVERNMENT      MICHIGAN
                                             BOND            BOND             BOND             INCOME          TAX-FREE
                                             FUND            FUND             FUND             FUND            BOND FUND
                                             ------------------------------------------------------------------------------
Net investment income.....................   $ 13,514,245    $  26,895,158    $  1,432,911     $ 15,861,577    $  2,320,663
Net realized gain/(loss) on investments
  sold....................................     (9,711,501)      (9,924,872)     (1,431,059)      (2,918,816)       (714,614)
Net change in unrealized
  appreciation/(depreciation) of
  investments.............................        938,086         (175,443)        503,403       (4,547,469)       (648,736)
                                             ------------    -------------    ------------     ------------    ------------
Net increase in net assets resulting from
  operations..............................      4,740,830       16,794,843         505,255        8,395,292         957,313
Dividends to shareholders from net
  investment income:
  Class A Shares..........................       (155,711)        (530,123)        (18,709)        (353,971)        (50,360)
  Class B Shares..........................       (168,744)        (266,276)         (6,250)        (257,459)        (16,967)
  Class C Shares..........................        (20,947)         (36,716)         (3,487)         (74,204)         (5,210)
  Class K Shares..........................     (2,779,527)     (16,783,321)         (1,754)     (11,504,061)     (2,212,954)
  Class Y Shares..........................    (10,236,657)      (9,406,185)     (2,663,379)      (3,652,125)        (60,109)
Distributions to shareholders from net
  realized gains:
  Class A Shares..........................        (16,459)        --               --                   (41)        --
  Class B Shares..........................        (18,891)        --               --                   (35)        --
  Class C Shares..........................         (3,023)        --               --                   (10)        --
  Class K Shares..........................       (297,938)        --               --                (1,260)        --
  Class Y Shares..........................     (1,136,861)        --               --                  (486)        --
Distributions in excess of net realized
  capital gains:
  Class A Shares..........................        --              --               --                  (208)        --
  Class B Shares..........................        --              --               --                  (174)        --
  Class C Shares..........................        --              --               --                   (49)        --
  Class K Shares..........................        --              --               --                (6,320)        --
  Class Y Shares..........................        --              --               --                (2,435)        --
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares..........................        228,993       (2,654,569)         68,356         (351,394)     (1,324,211)
  Class B Shares..........................      1,033,108        1,966,814          90,665          703,511        (124,604)
  Class C Shares..........................        (73,187)       1,197,812         (45,045)          75,591          (5,241)
  Class K Shares..........................     (9,287,513)     (65,340,627)         19,851      (31,082,946)    (17,243,110)
  Class Y Shares..........................    (77,801,740)     (61,060,827)    (15,128,858)     (38,640,959)       (125,359)
                                             ------------    -------------    ------------     ------------    ------------
Net decrease in net assets................    (95,994,267)    (136,119,175)    (17,183,355)     (76,753,743)    (20,210,812)
NET ASSETS:
Beginning of period.......................    257,774,767      547,698,055      51,792,976      297,027,643      68,773,262
                                             ------------    -------------    ------------     ------------    ------------
End of period.............................   $161,780,500    $ 411,578,880    $ 34,609,621     $220,273,900    $ 48,562,470
                                             ============    =============    ============     ============    ============
Undistributed net investment
  income/(loss)...........................   $    628,603    $     805,996    $   (718,007)    $    660,634    $     29,252
                                             ============    =============    ============     ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   -------------------------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER          MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             MONEY           TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MARKET          MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND            FUND           FUND
--------------------------------------------------------------------------------------------------
    $  6,539,032    $  9,149,816     $   68,151,587   $   5,768,391   $ 10,830,783   $  2,968,198
      (1,275,615)        201,891                  4          (4,778)       (43,381)       --
      (1,643,941)     (3,196,894)          --              --              --             --
    ------------    ------------     --------------   -------------   ------------   ------------
       3,619,476       6,154,813         68,151,591       5,763,613     10,787,402      2,968,198
         (86,986)       (201,394)        (6,872,015)     (1,537,795)    (2,381,327)      (743,504)
         (39,137)        (39,295)          --              (871,448)       --             --
          (5,827)         (7,806)          --              (318,281)       --             --
      (6,343,987)     (8,715,124)       (46,952,145)       --           (7,794,988)      (971,941)
        (118,009)       (261,441)       (14,327,427)     (3,040,867)      (654,468)    (1,252,753)
         (15,960)        (22,864)          --              --              --             --
          (6,652)         (6,027)          --              --              --             --
          (2,012)           (515)          --              --              --             --
      (1,280,935)     (1,267,334)          --              --              --             --
         (22,655)        (30,994)          --              --              --             --
         --               (1,669)          --              --              --             --
         --                 (295)          --              --              --             --
         --             --                 --              --              --             --
         --                 (801)          --              --              --             --
         --                 (962)          --              --              --             --
        (396,261)        175,550        (13,012,440)     19,783,558     13,057,990     (6,409,708)
         217,487         115,449           --            14,872,505        --             --
        (206,371)         98,309           --             6,872,857        --             --
     (35,045,197)    (63,740,501)       (58,127,959)       --          (59,787,068)    (8,337,133)
        (372,967)       (127,041)      (160,968,839)   (111,445,328)    (5,246,658)   (19,701,415)
    ------------    ------------     --------------   -------------   ------------   ------------
     (40,105,993)    (67,879,942)      (232,109,234)    (69,921,186)   (52,019,117)   (34,448,256)
     180,206,979     283,122,155      1,363,539,384     169,308,212    379,173,044     82,784,723
    ------------    ------------     --------------   -------------   ------------   ------------
    $140,100,986    $215,242,213     $1,131,430,150   $  99,387,026   $327,153,927   $ 48,336,467
    ============    ============     ==============   =============   ============   ============
    $     80,970    $    121,835     $     --         $    --         $    --        $    --
    ============    ============     ==============   =============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                        INCOME FUNDS
                                                        -------------------------------------------------------------
                                                                        MUNDER          MUNDER           MUNDER U.S.
                                                        MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                        BOND            BOND            BOND             INCOME
                                                        FUND            FUND            FUND             FUND
                                                        -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................  $  4,265,605    $ 19,076,018     $1,069,067      $  8,632,809
Issued as reinvestment of dividends...................        76,195         183,713        --                 66,409
Redeemed..............................................    (3,233,514)    (18,699,814)      (127,660)       (7,135,314)
                                                        ------------    ------------     ----------      ------------
Net increase..........................................  $  1,108,286    $    559,917     $  941,407      $  1,563,904
                                                        ============    ============     ==========      ============
CLASS B SHARES:
Sold..................................................  $  3,621,560    $  4,378,532     $   28,356      $  4,954,300
Issued as reinvestment of dividends...................        66,217          74,863        --                 47,355
Redeemed..............................................    (2,302,020)     (2,845,640)      (107,998)       (3,156,960)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $  1,385,757    $  1,607,755     $  (79,642)     $  1,844,695
                                                        ============    ============     ==========      ============
CLASS C SHARES:
Sold..................................................  $    691,601    $  3,645,025     $    4,230      $  1,813,144
Issued as reinvestment of dividends...................         5,130          10,649        --                 11,045
Redeemed..............................................      (530,704)     (4,449,377)           (20)       (1,469,213)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $    166,027    $   (793,703)    $    4,210      $    354,976
                                                        ============    ============     ==========      ============
CLASS K SHARES:
Sold..................................................  $  7,075,201    $ 11,090,618     $   50,000      $  7,770,506
Issues as reinvestment of dividends...................         2,688          10,321        --                  2,788
Redeemed..............................................    (4,229,247)    (31,624,052)       (20,000)      (22,154,157)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $  2,848,642    $(20,523,113)    $   30,000      $(14,380,863)
                                                        ============    ============     ==========      ============
CLASS Y SHARES:
Sold..................................................  $ 13,770,230    $  7,562,237     $  370,969      $  1,993,988
Issued as reinvestment of dividends...................        34,221          48,011        --                  8,032
Redeemed..............................................   (18,095,154)    (22,106,558)      (718,094)       (4,776,586)
                                                        ------------    ------------     ----------      ------------
Net decrease..........................................  $ (4,290,703)   $(14,496,310)    $ (347,125)     $ (2,774,566)
                                                        ============    ============     ==========      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------
    MUNDER        MUNDER         MUNDER
    MICHIGAN      TAX-FREE       TAX-FREE SHORT-
    TAX-FREE      BOND           INTERMEDIATE
    BOND FUND     FUND           BOND FUND
------------------------------------------------
    $   756,327   $    659,175    $  1,598,969
         19,742         21,784          58,760
       (368,673)      (649,237)       (998,005)
    -----------   ------------    ------------
    $   407,396   $     31,722    $    659,724
    ===========   ============    ============
    $   145,593   $  2,574,477    $  1,028,798
          5,089          8,825           3,034
       (276,853)    (1,388,928)       (326,300)
    -----------   ------------    ------------
    $  (126,171)  $  1,194,374    $    705,532
    ===========   ============    ============
    $    37,986   $    585,988    $    278,073
            282            620             254
        (41,004)      (153,138)       (130,624)
    -----------   ------------    ------------
    $    (2,736)  $    433,470    $    147,703
    ===========   ============    ============
    $ 2,981,891   $  3,702,226    $  5,674,416
             17            552           3,583
     (5,361,769)   (13,613,564)    (27,734,598)
    -----------   ------------    ------------
    $(2,379,861)  $ (9,910,786)   $(22,056,599)
    ===========   ============    ============
    $   115,316   $     48,630    $    257,768
          2,495            814        --
       (433,931)    (1,825,159)     (2,899,159)
    -----------   ------------    ------------
    $  (316,120)  $ (1,775,715)   $ (2,641,391)
    ===========   ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              INCOME FUNDS
                                                              ----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                              MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                              BOND          BOND            BOND             INCOME
                                                              FUND          FUND            FUND             FUND
                                                              ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     455,881      2,082,472        119,048           867,358
Issued as reinvestment of dividends.........................       8,144         20,004         --                 6,683
Redeemed....................................................    (345,482)    (2,039,476)       (14,274)         (718,000)
                                                              ----------     ----------       --------       -----------
Net increase................................................     118,543         63,000        104,774           156,041
                                                              ==========     ==========       ========       ===========
CLASS B SHARES:
Sold........................................................     387,040        476,065          3,241           495,588
Issued as reinvestment of dividends.........................       7,086          8,168         --                 4,760
Redeemed....................................................    (245,929)      (310,803)       (12,235)         (318,928)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................     148,197        173,430         (8,994)          181,420
                                                              ==========     ==========       ========       ===========
CLASS C SHARES:
Sold........................................................      73,473        396,700            479           181,757
Issued as reinvestment of dividends.........................         546          1,156         --                 1,120
Redeemed....................................................     (56,442)      (484,383)            (2)         (148,404)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................      17,577        (86,527)           477            34,473
                                                              ==========     ==========       ========       ===========
CLASS K SHARES:
Sold........................................................     757,758      1,208,178          5,631           781,469
Issued as reinvestment of dividends.........................         288          1,125         --                   281
Redeemed....................................................    (451,730)    (3,444,700)        (2,225)       (2,230,791)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................     306,316     (2,235,397)         3,406        (1,449,041)
                                                              ==========     ==========       ========       ===========
CLASS Y SHARES:
Sold........................................................   1,474,697        824,029         40,861           201,412
Issued as reinvestment of dividends.........................       3,687          5,234         --                   810
Redeemed....................................................  (1,936,593)    (2,406,199)       (80,603)         (482,000)
                                                              ----------     ----------       --------       -----------
Net decrease................................................    (458,209)    (1,576,936)       (39,742)         (279,778)
                                                              ==========     ==========       ========       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------
    MUNDER      MUNDER       MUNDER
    MICHIGAN    TAX-FREE     TAX-FREE SHORT-
    TAX-FREE    BOND         INTERMEDIATE
    BOND FUND   FUND         FUND
--------------------------------------------
      78,326        66,133         157,487
       2,040         2,178           5,786
     (38,245)      (65,001)        (98,162)
    --------    ----------     -----------
      42,121         3,310          65,111
    ========    ==========     ===========
      15,143       256,946         101,191
         525           882             299
     (28,743)     (139,076)        (32,147)
    --------    ----------     -----------
     (13,075)      118,752          69,343
    ========    ==========     ===========
       3,906        58,192          27,056
          29            61              25
      (4,202)      (15,279)        (12,789)
    --------    ----------     -----------
        (267)       42,974          14,292
    ========    ==========     ===========
     309,048       371,743         559,214
           2            55             353
    (553,516)   (1,363,732)     (2,729,673)
    --------    ----------     -----------
    (244,466)     (991,934)     (2,170,106)
    ========    ==========     ===========
      11,937         4,874          25,204
         257            81        --
     (44,946)     (184,043)       (285,517)
    --------    ----------     -----------
     (32,752)     (179,088)        260,313
    ========    ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                    MONEY MARKET FUNDS
                                                    ----------------------------------------------------------------
                                                    MUNDER           MUNDER           MUNDER              MUNDER
                                                    CASH             MONEY            TAX-FREE         U.S. TREASURY
                                                    INVESTMENT       MARKET           MONEY MARKET     MONEY MARKET
                                                    FUND             FUND             FUND                 FUND
                                                    ----------------------------------------------------------------
CLASS A SHARES:
Sold............................................    $ 549,825,134    $ 696,618,852    $  52,002,824    $163,933,627
Issued as reinvestment of dividends.............        3,757,910          625,327        1,340,188         836,910
Redeemed........................................     (546,367,789)    (711,417,498)     (57,195,402)    (55,451,270)
                                                    -------------    -------------    -------------    ------------
Net increase/(decrease).........................    $   7,215,255    $ (14,173,319)   $  (3,852,390)   $109,319,267
                                                    =============    =============    =============    ============
CLASS B SHARES:
Sold............................................                     $  50,464,863
Issued as reinvestment of dividends.............                           535,408
Redeemed........................................                       (36,530,791)
                                                                     -------------
Net increase....................................                     $  14,469,480
                                                                     =============
CLASS C SHARES:
Sold............................................                     $  67,735,917
Issued as reinvestment of dividends.............                           326,616
Redeemed........................................                       (54,406,555)
                                                                     -------------
Net increase....................................                     $  13,655,978
                                                                     =============
CLASS K SHARES:
Sold............................................    $ 436,297,334                     $ 288,466,875    $ 26,945,731
Issued as reinvestment of dividends.............            5,676                             2,702               2
Redeemed........................................     (442,971,911)                     (186,857,759)    (16,272,134)
                                                    -------------                     -------------    ------------
Net increase/(decrease).........................    $  (6,668,901)                    $ 101,611,818    $ 10,673,599
                                                    =============                     =============    ============
CLASS Y SHARES:
Sold............................................    $ 303,212,190    $     555,589    $  29,803,699    $ 16,960,574
Issued as reinvestment of dividends.............           82,564          738,982           30,840             169
Redeemed........................................     (308,421,869)      (6,219,249)     (28,363,953)    (18,929,644)
                                                    -------------    -------------    -------------    ------------
Net increase/(decrease).........................    $  (5,127,115)   $  (4,924,678)   $   1,470,586    $ (1,968,901)
                                                    =============    =============    =============    ============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                       INCOME FUNDS
                                                       -------------------------------------------------------------
                                                                        MUNDER          MUNDER          MUNDER U.S.
                                                       MUNDER           INTERMEDIATE    INTERNATIONAL   GOVERNMENT
                                                       BOND             BOND            BOND            INCOME
                                                       FUND             FUND            FUND            FUND
                                                       -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold...............................................    $   2,605,086    $ 37,148,259    $     96,210    $ 44,260,485
Issued as reinvestment of dividends................          127,590         408,605          14,944         195,354
Redeemed...........................................       (2,503,683)    (40,211,433)        (42,798)    (44,807,233)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $     228,993    $ (2,654,569)   $     68,356    $   (351,394)
                                                       =============    ============    ============    ============
CLASS B SHARES:
Sold...............................................    $   6,022,115    $ 14,238,146    $    162,072    $ 12,657,887
Issued as reinvestment of dividends................           77,013         122,652             164          61,639
Redeemed...........................................       (5,066,020)    (12,393,984)        (71,571)    (12,016,015)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $   1,033,108    $  1,966,814    $     90,665    $    703,511
                                                       =============    ============    ============    ============
CLASS C SHARES:
Sold...............................................    $     798,871    $  7,537,340    $    160,563    $  4,635,777
Issued as reinvestment.............................            5,919           9,885              41          43,040
Redeemed...........................................         (877,977)     (6,349,413)       (205,649)     (4,603,226)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $     (73,187)   $  1,197,812    $    (45,045)   $     75,591
                                                       =============    ============    ============    ============
CLASS K SHARES:
Sold...............................................    $  12,226,310    $ 36,424,238    $     82,295    $ 28,514,772
Issued as reinvestment.............................            4,933          21,238         --                4,528
Redeemed...........................................      (21,518,756)   (101,786,103)        (62,444)    (59,602,246)
                                                       -------------    ------------    ------------    ------------
Net increase/(decrease)............................    $  (9,287,513)   $(65,340,627)   $     19,851    $(31,082,946)
                                                       =============    ============    ============    ============
CLASS Y SHARES:
Sold...............................................    $  23,033,945    $ 26,253,862    $  6,731,271    $ 16,598,813
Issued as reinvestment.............................          188,714         149,075       1,058,142          21,115
Redeemed...........................................     (101,024,399)    (87,463,764)    (22,918,271)    (55,260,887)
                                                       -------------    ------------    ------------    ------------
Net decrease.......................................    $ (77,801,740)   $(61,060,827)   $(15,128,858)   $(38,640,959)
                                                       =============    ============    ============    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

    -----------------------------------------------
    MUNDER          MUNDER          MUNDER
    MICHIGAN        TAX-FREE        TAX-FREE SHORT-
    TAX-FREE        BOND            INTERMEDIATE
    BOND FUND       FUND            BOND FUND
    -----------------------------------------------
    $  1,336,396    $  3,139,928     $  8,678,726
          35,958          39,488          117,637
      (2,696,565)     (3,575,677)      (8,620,813)
    ------------    ------------     ------------
    $ (1,324,211)   $   (396,261)    $    175,550
    ============    ============     ============
    $    253,749    $  2,410,885     $  1,486,556
          11,876          11,414            3,655
        (390,229)     (2,204,812)      (1,374,762)
    ------------    ------------     ------------
    $   (124,604)   $    217,487     $    115,449
    ============    ============     ============
    $    275,141    $    261,760     $    950,416
             224           4,073            2,002
        (280,606)       (472,204)        (854,109)
    ------------    ------------     ------------
    $     (5,241)   $   (206,371)    $     98,309
    ============    ============     ============
    $ 12,796,896    $ 20,430,210     $ 16,440,106
              11           4,044            8,208
     (30,040,017)    (55,479,451)     (80,188,815)
    ------------    ------------     ------------
    $(17,243,110)   $(35,045,197)    $(63,740,501)
    ============    ============     ============
    $     92,272    $    641,112     $  2,300,953
          15,087           5,308            1,687
        (232,718)     (1,019,387)      (2,429,681)
    ------------    ------------     ------------
    $   (125,359)   $   (372,967)    $   (127,041)
    ============    ============     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             -----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND           BOND            BOND             INCOME
                                                             FUND           FUND            FUND             FUND
                                                             -----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................      279,833      4,075,019           10,344      4,516,890
Issued as reinvestment.....................................       13,693         44,823            1,536         19,965
Redeemed...................................................     (267,821)    (4,407,700)          (4,604)    (4,580,049)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................       25,705       (287,858)           7,276        (43,194)
                                                             ===========    ===========      ===========     ==========
CLASS B SHARES:
Sold.......................................................      646,693      1,566,878           17,530      1,293,521
Issued as reinvestment.....................................        8,298         13,515               17          6,301
Redeemed...................................................     (545,980)    (1,366,347)          (7,661)    (1,229,162)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................      109,011        214,046            9,886         70,660
                                                             ===========    ===========      ===========     ==========
CLASS C SHARES:
Sold.......................................................       85,317        830,592           16,718        475,106
Issued as reinvestment.....................................          631          1,088                4          4,402
Redeemed...................................................      (94,127)      (700,068)         (21,369)      (472,264)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................       (8,179)       131,612           (4,647)         7,244
                                                             ===========    ===========      ===========     ==========
CLASS K SHARES:
Sold.......................................................    1,306,555      3,993,135            8,555      2,904,305
Issued as reinvestment.....................................          530          2,340          --                 463
Redeemed...................................................   (2,316,585)   (11,152,959)          (6,628)    (6,054,794)
                                                             -----------    -----------      -----------     ----------
Net increase/(decrease)....................................   (1,009,500)    (7,157,484)           1,927     (3,150,026)
                                                             ===========    ===========      ===========     ==========
CLASS Y SHARES:
Sold.......................................................    2,467,312      2,881,058          704,786      1,700,532
Issued as reinvestment of dividends........................       20,382         16,358          108,433          2,154
Redeemed...................................................  (10,895,890)    (9,610,294)      (2,417,907)    (5,696,135)
                                                             -----------    -----------      -----------     ----------
Net decrease...............................................   (8,408,196)    (6,712,878)      (1,604,688)    (3,993,449)
                                                             ===========    ===========      ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------
    MUNDER       MUNDER       MUNDER
    MICHIGAN     TAX-FREE     TAX-FREE SHORT-
    TAX-FREE     BOND         INTERMEDIATE
    BOND FUND    FUND         BOND FUND
---------------------------------------------
       143,714      324,697         866,469
         3,837        4,068          11,692
      (288,608)    (370,490)       (858,410)
    ----------   ----------     -----------
      (141,057)     (41,725)         19,751
    ==========   ==========     ===========
        27,090      249,673         147,572
         1,269        1,175             364
       (41,219)    (228,402)       (136,543)
    ----------   ----------     -----------
       (12,860)      22,446          11,393
    ==========   ==========     ===========
        29,626       26,666          93,999
            24          416             198
       (29,956)     (47,780)        (84,420)
    ----------   ----------     -----------
          (306)     (20,698)          9,777
    ==========   ==========     ===========
     1,368,161    2,102,158       1,626,166
        --              417             815
    (3,215,910)  (5,684,563)     (7,940,434)
    ----------   ----------     -----------
    (1,847,749)  (3,581,988)     (6,313,453)
    ==========   ==========     ===========
         9,867       64,994         228,364
         1,611          546             167
       (24,746)    (104,250)       (239,551)
    ----------   ----------     -----------
       (13,268)     (38,710)        (11,020)
    ==========   ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                            MONEY MARKET FUNDS
                                            --------------------------------------------------------------------------
                                            MUNDER               MUNDER               MUNDER             MUNDER
                                            CASH                 MONEY                TAX-FREE           U.S. TREASURY
                                            INVESTMENT           MARKET               MONEY MARKET       MONEY MARKET
                                            FUND                 FUND                 FUND               FUND
                                            --------------------------------------------------------------------------
CLASS A SHARES:
Sold....................................    $ 1,227,220,287      $ 1,481,616,119      $ 139,947,153      $ 151,524,118
Issued as reinvestment of dividends.....          6,422,322              926,429          2,379,403            717,919
Redeemed................................     (1,246,655,049)      (1,462,758,990)      (129,268,566)      (158,651,745)
                                            ---------------      ---------------      -------------      -------------
Net increase/(decrease).................    $   (13,012,440)     $    19,783,558      $  13,057,990      $  (6,409,708)
                                            ===============      ===============      =============      =============
CLASS B SHARES:
Sold....................................                         $   117,038,905
Issued as reinvestment of dividends.....                                 737,004
Redeemed................................                            (102,903,404)
                                                                 ---------------
Net increase............................                         $    14,872,505
                                                                 ===============
CLASS C SHARES:
Sold....................................                         $   115,644,584
Issued as reinvestment..................                                 243,953
Redeemed................................                            (109,015,680)
                                                                 ---------------
Net increase............................                         $     6,872,857
                                                                 ===============
CLASS K SHARES:
Sold....................................    $   916,613,795                           $ 287,756,588      $  62,056,995
Issued as reinvestment..................             10,638                                   4,371                  4
Redeemed................................       (974,752,392)                           (347,548,027)       (70,394,132)
                                            ---------------                           -------------      -------------
Net decrease............................    $   (58,127,959)                          $ (59,787,068)     $  (8,337,133)
                                            ===============                           =============      =============
CLASS Y SHARES:
Sold....................................    $   590,600,621      $    60,582,876      $  40,432,396      $  44,899,569
Issued as reinvestment..................            138,578            3,005,563             51,898            327,792
Redeemed................................       (751,708,038)        (175,033,767)       (45,730,952)       (64,928,776)
                                            ---------------      ---------------      -------------      -------------
Net decrease............................    $  (160,968,839)     $  (111,445,328)     $  (5,246,658)     $ (19,701,415)
                                            ===============      ===============      =============      =============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
                                           12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $ 9.23           $ 9.62          $ 9.99          $ 9.58        $  9.53      $  9.70
                                              ------           ------          ------          ------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.30             0.57            0.57            0.59           0.60         0.61
Net realized and unrealized gain/(loss)
  on investments.......................         0.30            (0.33)          (0.39)           0.39           0.03        (0.20)
                                              ------           ------          ------          ------        -------      -------
Total from investment operations.......         0.60             0.24            0.18            0.98           0.63         0.41
                                              ------           ------          ------          ------        -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.32)           (0.57)          (0.55)          (0.57)         (0.58)       (0.58)
Distributions from net realized capital
  gain.................................       --                (0.06)          --              --             --           --
                                              ------           ------          ------          ------        -------      -------
Total distributions....................        (0.32)           (0.63)          (0.55)          (0.57)         (0.58)       (0.58)
                                              ------           ------          ------          ------        -------      -------
Net asset value, end of period.........       $ 9.51           $ 9.23          $ 9.62          $ 9.99        $  9.58      $  9.53
                                              ======           ======          ======          ======        =======      =======
TOTAL RETURN (B).......................         6.65%            2.57%           1.72%          10.45%          6.84%        4.24%
                                              ======           ======          ======          ======        =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $3,858           $2,652          $2,515          $1,529        $   818      $   895
Ratio of operating expenses to average
  net assets...........................         0.96%(c)         0.99%           0.97%           0.96%          0.96%        0.95%
Ratio of net investment income to
  average net assets...................         6.42%(c)         6.10%           5.77%           5.93%          6.34%        6.26%
Portfolio turnover rate................          145%             205%            142%            222%           279%         507%
Ratio of operating expenses to average
  net assets without waivers...........         0.96%(c)         0.99%           0.97%           0.96%          0.96%        1.04%

------------
(a) The Munder Bond Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and March 13, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96
------------------------------------------------------------------------------------------
       $ 9.23           $ 9.61          $ 9.99          $ 9.57        $  9.53      $  9.68
       ------           ------          ------          ------        -------      -------
         0.27             0.50            0.50            0.51           0.54         0.16
         0.29            (0.32)          (0.41)           0.40           0.02        (0.14)
       ------           ------          ------          ------        -------      -------
         0.56             0.18            0.09            0.91           0.56         0.02
       ------           ------          ------          ------        -------      -------
        (0.29)           (0.50)          (0.47)          (0.49)         (0.52)       (0.17)
       --                (0.06)          --              --             --           --
       ------           ------          ------          ------        -------      -------
        (0.29)           (0.56)          (0.47)          (0.49)         (0.52)       (0.17)
       ------           ------          ------          ------        -------      -------
       $ 9.50           $ 9.23          $ 9.61          $ 9.99        $  9.57      $  9.53
       ======           ======          ======          ======        =======      =======
         6.26%            1.90%           0.86%           9.75%          5.97%        0.22%
       ======           ======          ======          ======        =======      =======
       $5,026           $3,514          $2,610          $  685        $   559      $   294
         1.71%(c)         1.74%           1.72%           1.72%          1.71%        1.70%(c)
         5.67%(c)         5.35%           5.02%           5.18%          5.59%        5.51%(c)
          145%             205%            142%            222%           279%         507%
         1.71%(c)         1.74%           1.72%           1.72%          1.71%        1.79%(c)

                       See Notes to Financial Statements.

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                 C SHARES
                                          --------------------------------------------------------------------------------------
                                          PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         PERIOD
                                          12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
                                          (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97      6/30/96
                                          --------------------------------------------------------------------------------------
Net asset value, beginning of period...      $ 9.27           $ 9.66          $10.03          $ 9.60        $  9.52      $  9.74
                                             ------           ------          ------          ------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................        0.27             0.50            0.50            0.52           0.66         0.16
Net realized and unrealized gain/(loss)
  on investments.......................        0.30            (0.33)          (0.40)           0.40          (0.08)       (0.21)
                                             ------           ------          ------          ------        -------      -------
Total from investment operations.......        0.57             0.17            0.10            0.92           0.58        (0.05)
                                             ------           ------          ------          ------        -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income...       (0.29)           (0.50)          (0.47)          (0.49)         (0.50)       (0.17)
Distributions from net realized capital
  gain.................................      --                (0.06)          --              --             --           --
                                             ------           ------          ------          ------        -------      -------
Total distributions....................       (0.29)           (0.56)          (0.47)          (0.49)         (0.50)       (0.17)
                                             ------           ------          ------          ------        -------      -------
Net asset value, end of period.........      $ 9.55           $ 9.27          $ 9.66          $10.03        $  9.60      $  9.52
                                             ======           ======          ======          ======        =======      =======
TOTAL RETURN(B)........................        6.23%            1.79%           0.95%           9.84%          6.19%       (0.49)%
                                             ======           ======          ======          ======        =======      =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $  516           $  338          $  431          $   63        $    45      $    51
Ratio of operating expenses to average
  net assets...........................        1.71%(c)         1.74%           1.72%           1.72%          1.71%        1.70%(c)
Ratio of net investment income to
  average net assets...................        5.67%(c)         5.35%           5.02%           5.18%          5.59%        5.51%(c)
Portfolio turnover rate................         145%             205%            142%            222%           279%         507%
Ratio of operating expenses to average
  net assets without waivers...........        1.71%(c)         1.74%           1.72%           1.72%          1.71%        1.79%(c)

------------
(a) The Munder Bond Fund Class C Shares and Class Y Shares commenced operations on March 25, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
-----------------------------------------------------------------------------------------------
       PERIOD ENDED      YEAR            YEAR            YEAR            YEAR          YEAR
       12/31/00(D)       ENDED           ENDED           ENDED           ENDED         ENDED
       (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97       6/30/96
-----------------------------------------------------------------------------------------------
         $   9.24         $   9.62        $   9.99        $   9.58       $   9.53      $   9.70
         --------         --------        --------        --------       --------      --------
             0.31             0.59            0.60            0.61           0.63          0.64
             0.29            (0.32)          (0.40)           0.39           0.03         (0.21)
         --------         --------        --------        --------       --------      --------
             0.60             0.27            0.20            1.00           0.66          0.43
         --------         --------        --------        --------       --------      --------
            (0.33)           (0.59)          (0.57)          (0.59)         (0.61)        (0.60)
           --                (0.06)         --              --              --            --
         --------         --------        --------        --------       --------      --------
            (0.33)           (0.65)          (0.57)          (0.59)         (0.61)        (0.60)
         --------         --------        --------        --------       --------      --------
         $   9.51         $   9.24        $   9.62        $   9.99       $   9.58      $   9.53
         ========         ========        ========        ========       ========      ========
             6.66%            2.94%           1.97%          10.72%          7.09%         4.50%
         ========         ========        ========        ========       ========      ========
         $114,205         $115,171        $200,753        $221,427       $113,493      $113,020
             0.71%(c)         0.74%           0.72%           0.72%          0.71%         0.70%
             6.67%(c)         6.35%           6.02%           6.18%          6.59%         6.51%
              145%             205%            142%            222%           279%          507%
             0.71%(c)         0.74%           0.72%           0.72%          0.71%         0.79%

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................       $ 9.09           $ 9.28         $  9.51          $ 9.33          $ 9.31        $  9.52
                                           ------           ------         -------          ------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.27             0.52            0.51            0.55            0.55           0.58
Net realized and unrealized
  gain/(loss) on investments........         0.24            (0.19)          (0.23)           0.16            0.02          (0.21)
                                           ------           ------         -------          ------          ------        -------
Total from investment operations....         0.51             0.33            0.28            0.71            0.57           0.37
                                           ------           ------         -------          ------          ------        -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.30)           (0.52)          (0.51)          (0.53)          (0.55)         (0.58)
                                           ------           ------         -------          ------          ------        -------
Total distributions.................        (0.30)           (0.52)          (0.51)          (0.53)          (0.55)         (0.58)
                                           ------           ------         -------          ------          ------        -------
Net asset value, end of period......       $ 9.30           $ 9.09         $  9.28          $ 9.51          $ 9.33        $  9.31
                                           ======           ======         =======          ======          ======        =======
TOTAL RETURN(B).....................         5.65%            3.68%           2.93%           7.84%           6.34%          3.92%
                                           ======           ======         =======          ======          ======        =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................       $8,231           $7,474         $10,293          $7,387          $6,104        $ 5,356
Ratio of operating expenses to
  average net assets................         0.95%(c)         0.96%           0.95%           0.93%           0.93%          0.94%
Ratio of net investment income to
  average net assets................         5.92%(c)         5.65%           5.38%           5.77%           5.91%          6.08%
Portfolio turnover rate.............           98%             130%            128%            194%            325%           494%
Ratio of operating expenses to
  average net assets without
  waivers...........................         0.95%(c)         0.96%           0.95%           0.93%           0.93%          1.02%

------------
(a) The Munder Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 24, 1992 and October 25, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96
---------------------------------------------------------------------------------------------
       $ 9.07           $ 9.25          $ 9.49          $ 9.32          $ 9.30        $  9.51
       ------           ------          ------          ------          ------        -------
         0.02             0.45            0.44            0.47            0.48           0.49
         0.24            (0.18)          (0.24)           0.16            0.03          (0.19)
       ------           ------          ------          ------          ------        -------
         0.47             0.27            0.20            0.63            0.51           0.30
       ------           ------          ------          ------          ------        -------
        (0.26)           (0.45)          (0.44)          (0.46)          (0.49)         (0.51)
       ------           ------          ------          ------          ------        -------
        (0.26)           (0.45)          (0.44)          (0.46)          (0.49)         (0.51)
       ------           ------          ------          ------          ------        -------
       $ 9.28           $ 9.07          $ 9.25          $ 9.49          $ 9.32        $  9.30
       ======           ======          ======          ======          ======        =======
         5.25%            3.03%           2.06%           6.94%           5.60%          3.22%
       ======           ======          ======          ======          ======        =======
       $7,385           $5,645          $3,779          $  598          $  464        $   103
         1.70%(c)         1.71%           1.70%           1.68%           1.68%          1.69%
         5.17%(c)         4.90%           4.63%           5.02%           5.16%          5.33%
           98%             130%            128%            194%            325%           494%
         1.70%(c)         1.71%           1.70%           1.68%           1.68%          1.77%

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                       C SHARES
                                       -----------------------------------------------------------------------------------------
                                       PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            PERIOD
                                       12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
                                       (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96
                                       -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $ 9.11           $ 9.26          $ 9.50          $ 9.35          $ 9.31        $  9.40
                                          ------           ------          ------          ------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............        0.24             0.45            0.44            0.48            0.45           0.10
Net realized and unrealized
  gain/(loss) on investments........        0.22            (0.15)          (0.24)           0.13            0.08          (0.06)
                                          ------           ------          ------          ------          ------        -------
Total from investment operations....        0.46             0.30            0.20            0.61            0.53           0.04
                                          ------           ------          ------          ------          ------        -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................       (0.26)           (0.45)          (0.44)          (0.46)          (0.49)         (0.13)
                                          ------           ------          ------          ------          ------        -------
Total distributions.................       (0.26)           (0.45)          (0.44)          (0.46)          (0.49)         (0.13)
                                          ------           ------          ------          ------          ------        -------
Net asset value, end of period......      $ 9.31           $ 9.11          $ 9.26          $ 9.50          $ 9.35        $  9.31
                                          ======           ======          ======          ======          ======        =======
TOTAL RETURN(B).....................        5.12%            3.37%           2.06%           6.69%           5.77%          0.39%
                                          ======           ======          ======          ======          ======        =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $1,031           $1,796          $  608          $   70          $   58        $    52
Ratio of operating expenses to
  average net assets................        1.70%(c)         1.71%           1.70%           1.68%           1.68%          1.69%(c)
Ratio of net investment income to
  average net assets................        5.17%(c)         4.91%           4.63%           5.02%           5.16%          5.33%(c)
Portfolio turnover rate.............          98%             130%            128%            194%            325%           494%
Ratio of operating expenses to
  average net assets without
  waivers...........................        1.70%(c)         1.71%           1.70%           1.68%           1.68%          1.77%(c)

------------
(a) The Munder Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on April 19, 1996 and December 1, 1991, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                           Y SHARES
-----------------------------------------------------------------------------------------------
    PERIOD ENDED       YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/00(D)        ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)        6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96
-----------------------------------------------------------------------------------------------
      $   9.08          $   9.26        $   9.50        $   9.33        $   9.31       $   9.51
      --------          --------        --------        --------        --------       --------
          0.29              0.54            0.54            0.57            0.57           0.60
          0.17             (0.18)          (0.25)           0.16            0.03          (0.20)
      --------          --------        --------        --------        --------       --------
          0.46              0.36            0.29            0.73            0.60           0.40
      --------          --------        --------        --------        --------       --------
         (0.25)            (0.54)          (0.53)          (0.56)          (0.58)         (0.60)
      --------          --------        --------        --------        --------       --------
         (0.25)            (0.54)          (0.53)          (0.56)          (0.58)         (0.60)
      --------          --------        --------        --------        --------       --------
      $   9.29          $   9.08        $   9.26        $   9.50        $   9.33       $   9.31
      ========          ========        ========        ========        ========       ========
          5.79%             4.06%           3.08%           7.99%           6.60%          4.29%
      ========          ========        ========        ========        ========       ========
      $116,976          $128,663        $193,396        $226,856        $161,606       $182,937
          0.70%(c)          0.71%           0.70%           0.68%           0.68%          0.69%
          6.17%(c)          5.90%           5.63%           6.02%           6.16%          6.33%
            98%              130%            128%            194%            825%           494%
          0.70%(c)          0.71%           0.70%           0.68%           0.68%          0.77%

                       See Notes to Financial Statements.

           Munder International Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                       A SHARES
                                                       -------------------------------------------------------------------------
                                                       PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                       12/31/00          ENDED           ENDED           ENDED           ENDED
                                                       (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98         6/30/97
                                                       -------------------------------------------------------------------------
Net asset value, beginning of period................      $ 9.29         $     9.74      $     9.66      $     9.82      $  9.98
                                                          ------         ----------      ----------      ----------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............................        0.04               0.28            0.30            0.20         0.10
Net realized and unrealized gain/(loss) on
  investments.......................................       (0.10)             (0.23)           0.11           (0.11)       (0.18)
                                                          ------         ----------      ----------      ----------      -------
Total from investment operations....................       (0.06)              0.05            0.41            0.09        (0.08)
                                                          ------         ----------      ----------      ----------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income................      --                  (0.50)          (0.18)          (0.23)       (0.08)
Distributions from net realized gains...............      --                 --               (0.15)          (0.02)       --
                                                          ------         ----------      ----------      ----------      -------
Total distributions.................................      --                  (0.50)          (0.33)          (0.25)       (0.08)
                                                          ------         ----------      ----------      ----------      -------
Net asset value, end of period......................      $ 9.23         $     9.29      $     9.74      $     9.66      $  9.82
                                                          ======         ==========      ==========      ==========      =======
TOTAL RETURN(B).....................................       (0.65)%             0.35%           3.93%           0.86%       (0.84)%
                                                          ======         ==========      ==========      ==========      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)................      $1,374         $      410      $      359      $      160      $   168
Ratio of operating expenses to average net assets...        1.15%(c)           1.16%           1.14%           1.11%        1.14%(c)
Ratio of net investment income to average net
  assets............................................        2.42%(c)           2.94%           2.95%           3.53%        3.61%(c)
Portfolio turnover rate.............................          47%               138%             59%             81%          75%
Ratio of operating expenses to average net assets
  without waivers...................................        1.15%(c)           1.16%           1.14%           1.11%        1.18%(c)

------------
(a) The Munder International Bond Fund Class A Shares and Class B Shares commenced operations on October 17, 1996 and June 9, 1997, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 B SHARES
--------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         PERIOD
    12/31/00          ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97
--------------------------------------------------------------------------
       $ 9.23           $ 9.72          $ 9.66        $ 9.83       $ 9.85
       ------           ------          ------        ------       ------
         0.12             0.21            0.23          0.18         0.01
        (0.21)           (0.23)           0.11         (0.15)       (0.03)
       ------           ------          ------        ------       ------
        (0.09)           (0.02)           0.34          0.03        (0.02)
       ------           ------          ------        ------       ------
       --                (0.47)          (0.13)        (0.18)        --
       --                --              (0.15)        (0.02)        --
       ------           ------          ------        ------       ------
       --                (0.47)          (0.28)        (0.20)        --
       ------           ------          ------        ------       ------
       $ 9.14           $ 9.23          $ 9.72        $ 9.66       $ 9.83
       ======           ======          ======        ======       ======
        (0.98)%          (0.44)%          3.15%         0.26%       (0.20)%
       ======           ======          ======        ======       ======
       $  138           $  223          $  138        $  107       $   21
         1.90%(c)         1.91%           1.89%         1.86%        1.89%(c)
         1.67%(c)         2.19%           2.24%         2.78%        2.86%(c)
           47%             138%             59%           81%          75%
         1.90%(c)         1.91%           1.89%         1.86%        1.93%(c)

                       See Notes to Financial Statements.

           Munder International Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                        C SHARES
                                                                ---------------------------------------------------------
                                                                PERIOD ENDED      YEAR            YEAR            PERIOD
                                                                12/31/00          ENDED           ENDED           ENDED
                                                                (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98
                                                                ---------------------------------------------------------
Net asset value, beginning of period........................       $ 9.29           $ 9.77          $ 9.73        $  9.84
                                                                   ------           ------          ------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.07             0.21            0.22           0.01
Net realized and unrealized gain/(loss) on investments......        (0.16)           (0.22)           0.10          (0.11)
                                                                   ------           ------          ------        -------
Total from investment operations............................        (0.09)           (0.01)           0.32          (0.10)
                                                                   ------           ------          ------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................       --                (0.47)          (0.13)         (0.01)
Distributions from net realized gains.......................       --                --              (0.15)         --
                                                                   ------           ------          ------        -------
Total distributions.........................................       --                (0.47)          (0.28)         (0.01)
                                                                   ------           ------          ------        -------
Net asset value, end of period..............................       $ 9.20           $ 9.29          $ 9.77        $  9.73
                                                                   ======           ======          ======        =======
TOTAL RETURN(B).............................................        (0.97)%          (0.34)%          2.92%         (0.84)%
                                                                   ======           ======          ======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $   32           $   28          $   75        $    31
Ratio of operating expenses to average net assets...........         1.90%(c)         1.91%           1.89%          1.87%(c)
Ratio of net investment income to average net assets........         1.67%(c)         2.19%           2.14%          2.79%(c)
Portfolio turnover rate.....................................           47%             138%             59%            81%
Ratio of operating expenses to average net assets without
  waivers...................................................         1.90%(c)         1.91%           1.89%          1.87%(c)

------------
(a) The Munder International Bond Fund Class C Shares and Class Y Shares commenced operations on June 4, 1998 and October 2, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                 Y SHARES
--------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         PERIOD
    12/31/00          ENDED           ENDED           ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97
--------------------------------------------------------------------------
      $  9.33          $  9.77         $  9.68        $  9.83      $ 10.00
      -------          -------         -------        -------      -------
         0.12             0.31            0.34           0.22         0.25
        (0.16)           (0.24)           0.10          (0.11)       (0.34)
      -------          -------         -------        -------      -------
        (0.04)            0.07            0.44           0.11        (0.09)
      -------          -------         -------        -------      -------
       --                (0.51)          (0.20)         (0.24)       (0.08)
       --                --              (0.15)         (0.02)       --
      -------          -------         -------        -------      -------
       --                (0.51)          (0.35)         (0.26)       (0.08)
      -------          -------         -------        -------      -------
      $  9.29          $  9.33         $  9.77        $  9.68      $  9.83
      =======          =======         =======        =======      =======
        (0.43)%           0.57%           4.21%          1.12%       (0.90)%
      =======          =======         =======        =======      =======
      $33,370          $33,905         $51,193        $49,834      $51,679
         0.90%(c)         0.91%           0.89%          0.86%        0.89%(c)
         2.67%(c)         3.20%           3.26%          3.78%        3.86%(c)
           47%             138%             59%            81%          75%
         0.90%(c)         0.91%           0.89%          0.86%        0.93%(c)

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                           A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR            YEAR         YEAR         YEAR
                                           12/31/00(D)       ENDED           ENDED           ENDED        ENDED        ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97      6/30/96(D)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $ 9.79           $10.03          $10.38        $10.09       $ 9.98         $10.30
                                              ------           ------          ------        ------       ------         ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.30             0.59            0.59          0.61         0.65           0.71
Net realized and unrealized gain/(loss)
  on investments.......................         0.40            (0.23)          (0.37)         0.35         0.07          (0.27)
                                              ------           ------          ------        ------       ------         ------
Total from investment operations.......         0.70             0.36            0.22          0.96         0.72           0.44
                                              ------           ------          ------        ------       ------         ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.33)           (0.60)          (0.55)        (0.61)       (0.61)         (0.68)
Distributions from net realized
  gains................................       --                 0.00(e)        (0.01)        (0.06)       (0.00)(e)      (0.08)
Distributions in excess of net realized
  gains................................       --                 0.00(e)        (0.01)         --           --            --
                                              ------           ------          ------        ------       ------         ------
Total distributions....................        (0.33)           (0.60)          (0.57)        (0.67)       (0.61)         (0.76)
                                              ------           ------          ------        ------       ------         ------
Net asset value, end of period.........       $10.16           $ 9.79          $10.03        $10.38       $10.09         $ 9.98
                                              ======           ======          ======        ======       ======         ======
TOTAL RETURN(B)........................         7.18%            3.84%           2.12%         9.71%        7.50%          4.34%
                                              ======           ======          ======        ======       ======         ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $5,725           $3,988          $4,516        $2,598       $1,226         $  259
Ratio of operating expenses to average
  net assets...........................         0.96%(c)         0.97%           0.96%         0.94%        0.96%          0.97%
Ratio of net investment income to
  average net assets...................         5.98%(c)         6.07%           5.76%         6.00%        6.51%          6.92%
Portfolio turnover rate................            8%              15%             23%           85%         130%           133%
Ratio of operating expenses to average
  net assets without waivers...........         0.96%(c)         0.97%           0.96%         0.94%        0.96%          1.04%

------------
(a) The Munder U.S. Government Income Fund Class A Shares and Class B Shares commenced operations on July 28, 1994 and September 6, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                            B SHARES
------------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------------
       $ 9.79           $10.03          $10.38          $10.09          $ 9.98          $10.31
       ------           ------          ------          ------          ------          ------
         0.26             0.52            0.52            0.50            0.58            0.49
         0.42            (0.24)          (0.37)           0.38            0.07           (0.24)
       ------           ------          ------          ------          ------          ------
         0.68             0.28            0.15            0.88            0.65            0.25
       ------           ------          ------          ------          ------          ------
        (0.29)           (0.52)          (0.48)          (0.53)          (0.54)          (0.50)
       --                (0.00)(e)       (0.01)          (0.06)          (0.00)(e)       (0.08)
       --                (0.00)(e)       (0.01)          --              --              --
       ------           ------          ------          ------          ------          ------
        (0.29)           (0.52)          (0.50)          (0.59)          (0.54)          (0.58)
       ------           ------          ------          ------          ------          ------
       $10.18           $ 9.79          $10.03          $10.38          $10.09          $ 9.98
       ======           ======          ======          ======          ======          ======
         7.09%            2.97%           1.36%           8.89%           6.77%           2.42%
       ======           ======          ======          ======          ======          ======
       $7,323           $5,270          $4,690          $  970          $1,596          $  498
             %(c)
         1.71             1.72%           1.71%           1.69%           1.71%           1.72%
         5.23%(c)         5.32%           5.01%           5.25%           5.76%           6.17%
            8%              15%             23%             85%            130%            133%
         1.71%(c)         1.72%           1.71%           1.69%           1.71%           1.79%

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                       C SHARES
                                                     ----------------------------------------------------------------------------
                                                     PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                     12/31/00(D)       ENDED           ENDED           ENDED           ENDED
                                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period...............     $ 9.77           $10.02          $10.37          $10.09          $10.11
                                                        ------           ------          ------          ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................       0.26             0.52            0.52            0.50            0.54
Net realized and unrealized gain/(loss) on
  investments......................................       0.43            (0.25)          (0.37)           0.37           (0.06)
                                                        ------           ------          ------          ------          ------
Total from investment operations...................       0.69             0.27            0.15            0.87            0.48
                                                        ------           ------          ------          ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...............      (0.29)           (0.52)          (0.48)          (0.53)          (0.50)
Distributions from net realized gains..............     --                (0.00)(e)       (0.01)          (0.06)          (0.00)(e)
Distributions in excess of net realized gains......     --                (0.00)(e)       (0.01)          --              --
                                                        ------           ------          ------          ------          ------
Total distributions................................      (0.29)           (0.52)          (0.50)          (0.59)          (0.50)
                                                        ------           ------          ------          ------          ------
Net asset value, end of period.....................     $10.17           $ 9.77          $10.02          $10.37          $10.09
                                                        ======           ======          ======          ======          ======
TOTAL RETURN (B)...................................       7.21%            2.87%           1.35%           8.82%           4.87%
                                                        ======           ======          ======          ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............     $1,628           $1,228          $1,187          $  101          $   10
Ratio of operating expenses to average net
  assets...........................................       1.71%(c)         1.72%           1.71%           1.69%           1.71%(c)
Ratio of net investment income to average net
  assets...........................................       5.23%(c)         5.32%           5.01%           5.25%           5.76%(c)
Portfolio turnover rate............................          8%              15%             23%             85%            130%
Ratio of operating expenses to average net assets
  without waivers..................................       1.71%(c)         1.72%           1.71%           1.69%           1.71%(c)

------------
(a) The Munder U.S. Government Income Fund Class C Shares and Class Y Shares commenced operations on August 12, 1996 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR         YEAR
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED        ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97      6/30/96(D)
------------------------------------------------------------------------------------------
      $  9.79          $ 10.03         $ 10.38        $ 10.09      $  9.98       $ 10.30
      -------          -------         -------        -------      -------       -------
         0.31             0.62            0.62           0.62         0.68          0.74
         0.41            (0.24)          (0.37)          0.36         0.07         (0.27)
      -------          -------         -------        -------      -------       -------
         0.72             0.38            0.25           0.98         0.75          0.47
      -------          -------         -------        -------      -------       -------
        (0.34)           (0.62)          (0.58)         (0.63)       (0.64)        (0.71)
       --                (0.00)(e)       (0.01)         (0.06)       (0.00)(e)     (0.08)
       --                (0.00)(e)       (0.01)         --           --            --
      -------          -------         -------        -------      -------       -------
        (0.34)           (0.62)          (0.60)         (0.69)       (0.64)        (0.79)
      -------          -------         -------        -------      -------       -------
      $ 10.17          $  9.79         $ 10.03        $ 10.38      $ 10.09       $  9.98
      =======          =======         =======        =======      =======       =======
         7.54%            4.00%           2.37%          9.97%        7.75%         4.58%
      =======          =======         =======        =======      =======       =======
      $30,887          $32,453         $73,308        $70,842      $55,098       $46,695
         0.71%(c)         0.72%           0.71%          0.69%        0.71%         0.72%
         6.23%(c)         6.32%           5.99%          6.25%        6.76%         7.17%
            8%              15%             23%            85%         130%          133%
         0.71%(c)         0.72%           0.71%          0.69%        0.71%         0.79%

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR         YEAR            YEAR         YEAR            YEAR
                                           12/31/00(D)       ENDED        ENDED           ENDED        ENDED           ENDED
                                           (UNAUDITED)       6/30/00      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $ 9.44         $ 9.60         $10.06        $ 9.64         $ 9.35          $ 9.34
                                              ------         ------         ------        ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.20           0.39           0.39          0.41           0.44            0.48
Net realized and unrealized gain/(loss)
  on investments.......................         0.49          (0.15)         (0.30)         0.45           0.28            0.01
                                              ------         ------         ------        ------         ------          ------
Total from investment operations.......         0.69           0.24           0.09          0.86           0.72            0.49
                                              ------         ------         ------        ------         ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.19)         (0.40)         (0.39)        (0.42)         (0.43)          (0.48)
Distributions from net realized
  gains................................       --               --            (0.16)        (0.02)         (0.00)(e)       --
                                              ------         ------         ------        ------         ------          ------
Total distributions....................        (0.19)         (0.40)         (0.55)        (0.44)         (0.43)          (0.48)
                                              ------         ------         ------        ------         ------          ------
Net asset value, end of period.........       $ 9.94         $ 9.44         $ 9.60        $10.06         $ 9.64          $ 9.35
                                              ======         ======         ======        ======         ======          ======
TOTAL RETURN(B)........................         7.43%          2.59%          0.78%         9.01%          7.88%           5.25%
                                              ======         ======         ======        ======         ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $1,559         $1,083         $2,456        $1,855         $  536          $  446
Ratio of operating expenses to average
  net assets...........................         1.03%(c)       1.03%          1.00%         0.98%          0.88%           0.51%
Ratio of net investment income to
  average
  net assets...........................         4.01%(c)       4.14%          3.88%         4.29%          4.57%           5.01%
Portfolio turnover rate................            4%            13%            33%           34%            19%             31%
Ratio of operating expenses to average
  net assets without waivers...........         1.03%(c)       1.03%          1.00%         0.98%          1.02%           1.09%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on February 15, 1994 and July 5, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         B SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED        ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------
       $ 9.47         $ 9.63         $10.06        $ 9.64         $ 9.35          $ 9.34
       ------         ------         ------        ------         ------          ------
         0.16           0.32           0.32          0.35           0.36            0.41
         0.50          (0.15)         (0.28)         0.44           0.29            0.00(e)
       ------         ------         ------        ------         ------          ------
         0.66           0.17           0.04          0.79           0.65            0.41
       ------         ------         ------        ------         ------          ------
        (0.16)         (0.33)         (0.31)        (0.35)         (0.36)          (0.40)
       --               --            (0.16)        (0.02)         (0.00)(e)       --
       ------         ------         ------        ------         ------          ------
        (0.16)         (0.33)         (0.47)        (0.37)         (0.36)          (0.40)
       ------         ------         ------        ------         ------          ------
       $ 9.97         $ 9.47         $ 9.63        $10.06         $ 9.64          $ 9.35
       ======         ======         ======        ======         ======          ======
         7.02%          1.82%          0.34%         8.23%          7.09%           4.46%
       ======         ======         ======        ======         ======          ======
       $  387         $  492         $  624        $  629         $  312          $  251
         1.78%(c)       1.78%          1.75%         1.73%          1.63%           1.26%
         3.26%(c)       3.39%          3.14%         3.54%          3.82%           4.26%
            4%            13%            33%           34%            19%             31%
         1.78%(c)       1.78%          1.75%         1.73%          1.77%           1.84%

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                         C SHARES
                                                          ----------------------------------------------------------------------
                                                          PERIOD ENDED      YEAR         YEAR            YEAR         PERIOD
                                                          12/31/00(D)       ENDED        ENDED           ENDED        ENDED
                                                          (UNAUDITED)       6/30/00      6/30/99(D)      6/30/98      6/30/97(D)
                                                          ----------------------------------------------------------------------
Net asset value, beginning of period..................       $ 9.46         $  9.62        $10.05        $  9.63        $ 9.56
                                                             ------         -------        ------        -------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................................         0.16            0.33          0.32           0.34          0.26
Net realized and unrealized gain/(loss)
  on investments......................................         0.48           (0.16)        (0.28)          0.44          0.07
                                                             ------         -------        ------        -------        ------
Total from investment operations......................         0.64            0.17          0.04           0.78          0.33
                                                             ------         -------        ------        -------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income..................        (0.16)          (0.33)        (0.31)         (0.34)        (0.26)
Distributions from net realized gains.................       --               --            (0.16)         (0.02)        (0.00)(e)
                                                             ------         -------        ------        -------        ------
Total distributions...................................        (0.16)          (0.33)        (0.47)         (0.36)        (0.26)
                                                             ------         -------        ------        -------        ------
Net asset value, end of period........................       $ 9.94         $  9.46        $ 9.62        $ 10.05        $ 9.63
                                                             ======         =======        ======        =======        ======
TOTAL RETURN(B).......................................         6.81%           1.82%         0.34%          8.24%         3.57%
                                                             ======         =======        ======        =======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..................       $  113         $   110        $  115        $    78        $   90
Ratio of operating expenses to average net assets.....         1.78%(c)        1.78%         1.75%          1.73%         1.63%(c)
Ratio of net investment income to average
  net assets..........................................         3.26%(c)        3.39%         3.13%          3.54%         3.82%(c)
Portfolio turnover rate...............................            4%             13%           33%            34%           19%
Ratio of operating expenses to average net assets
  without waivers.....................................         1.78%(c)        1.78%         1.75%          1.73%         1.77%(c)

------------
(a) The Munder Michigan Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on October 4, 1996 and January 3, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED        ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------
       $ 9.46         $ 9.62         $10.06        $ 9.65         $ 9.35          $ 9.34
       ------         ------         ------        ------         ------          ------
         0.21           0.42           0.42          0.40           0.46            0.44
         0.50          (0.16)         (0.28)         0.47           0.29            0.07
       ------         ------         ------        ------         ------          ------
         0.71           0.26           0.14          0.87           0.75            0.51
       ------         ------         ------        ------         ------          ------
        (0.21)         (0.42)         (0.42)        (0.44)         (0.45)          (0.50)
       --               --            (0.16)        (0.02)         (0.00)(e)       --
       ------         ------         ------        ------         ------          ------
        (0.21)         (0.42)         (0.58)        (0.46)         (0.45)          (0.50)
       ------         ------         ------        ------         ------          ------
       $ 9.96         $ 9.46         $ 9.62        $10.06         $ 9.65          $ 9.35
       ======         ======         ======        ======         ======          ======
         7.55%          2.84%          1.24%         9.17%          8.26%           5.51%
       ======         ======         ======        ======         ======          ======
       $1,108         $1,363         $1,513        $1,011         $  652          $  204
         0.78%(c)       0.78%          0.75%         0.73%          0.63%           0.26%
         4.26%(c)       4.39%          4.14%         4.54%          4.82%           5.26%
            4%            13%            33%           34%            19%             31%
         0.78%(c)       0.78%          0.75%         0.73%          0.77%           0.84%

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  A SHARES
                                           --------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            PERIOD
                                           12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
                                           --------------------------------------------------------------------------------------
Net asset value, beginning of period...       $ 9.79           $10.02        $10.73       $10.50         $10.33          $10.49
                                              ------           ------        ------       ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.21             0.41          0.42         0.50           0.47            0.34
Net realized and unrealized gain/(loss)
  on investments.......................         0.48            (0.14)        (0.32)        0.38           0.25           (0.14)
                                              ------           ------        ------       ------         ------          ------
Total from investment operations.......         0.69             0.27          0.10         0.88           0.72            0.20
                                              ------           ------        ------       ------         ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.20)           (0.42)        (0.42)       (0.49)         (0.47)          (0.35)
Distributions from net realized
  gains................................       --                (0.08)        (0.39)       (0.16)         (0.08)          (0.01)
                                              ------           ------        ------       ------         ------          ------
Total distributions....................        (0.20)           (0.50)        (0.81)       (0.65)         (0.55)          (0.36)
                                              ------           ------        ------       ------         ------          ------
Net asset value, end of period.........       $10.28           $ 9.79        $10.02       $10.73         $10.50          $10.33
                                              ======           ======        ======       ======         ======          ======
TOTAL RETURN(B)........................         7.17%            2.83%         0.83%        8.54%          7.13%           1.87%
                                              ======           ======        ======       ======         ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...       $2,001           $1,873        $2,336       $2,510         $2,490          $1,141
Ratio of operating expenses to average
  net assets...........................         1.01%(c)         1.00%         0.98%        0.93%          0.95%           0.98%(c)
Ratio of net investment income to
  average net assets...................         4.13%(c)         4.26%         3.94%        4.60%          4.52%           4.42%(c)
Portfolio turnover rate................           18%               6%           32%          61%            45%             15%
Ratio of operating expenses to average
  net assets without waivers...........         1.01%(c)         1.00%         0.98%        0.93%          0.95%           1.06%(c)

------------
(a) The Munder Tax-Free Bond Fund Class A Shares and Class B Shares commenced operations on October 9, 1995 and December 6, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       B SHARES
---------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR         YEAR         YEAR            YEAR
    12/31/00(D)       ENDED        ENDED        ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------
       $ 9.77         $10.02       $10.74       $10.52         $10.34          $10.29
       ------         ------       ------       ------         ------          ------
         0.17           0.34         0.34         0.41           0.32            0.40
         0.49          (0.16)       (0.33)        0.38           0.33            0.05
       ------         ------       ------       ------         ------          ------
         0.66           0.18         0.01         0.79           0.65            0.45
       ------         ------       ------       ------         ------          ------
        (0.17)         (0.35)       (0.34)       (0.41)         (0.39)          (0.39)
       --              (0.08)       (0.39)       (0.16)         (0.08)          (0.01)
       ------         ------       ------       ------         ------          ------
        (0.17)         (0.43)       (0.73)       (0.57)         (0.47)          (0.40)
       ------         ------       ------       ------         ------          ------
       $10.26         $ 9.77       $10.02       $10.74         $10.52          $10.34
       ======         ======       ======       ======         ======          ======
         6.79%          1.87%       (0.02)%       7.65%          6.43%           4.36%
       ======         ======       ======       ======         ======          ======
       $2,231         $  964       $  763       $  490         $  240          $    5
         1.76%(c)       1.75%        1.73%        1.68%          1.70%           1.73%
         3.38%(c)       3.51%        3.18%        3.85%          3.77%           3.67%
           18%             6%          32%          61%            45%             15%
         1.76%(c)       1.75%        1.73%        1.68%          1.70%           1.81%

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                       C SHARES
                                                                ------------------------------------------------------
                                                                PERIOD ENDED      YEAR            YEAR         PERIOD
                                                                12/31/00(D)       ENDED           ENDED        ENDED
                                                                (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98
                                                                ------------------------------------------------------
Net asset value, beginning of period........................       $ 9.80           $10.01        $ 10.73      $ 10.64
                                                                   ------           ------        -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................         0.17             0.34           0.34         0.41
Net realized and unrealized gain/(loss) on investments......         0.50            (0.12)         (0.33)        0.25
                                                                   ------           ------        -------      -------
Total from investment operations............................         0.67             0.22           0.01         0.66
                                                                   ------           ------        -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income........................        (0.17)           (0.35)         (0.34)       (0.41)
Distributions from net realized gains.......................       --                (0.08)         (0.39)       (0.16)
                                                                   ------           ------        -------      -------
Total distributions.........................................        (0.17)           (0.43)         (0.73)       (0.57)
                                                                   ------           ------        -------      -------
Net asset value, end of period..............................       $10.30           $ 9.80        $ 10.01      $ 10.73
                                                                   ======           ======        =======      =======
TOTAL RETURN (B)............................................         6.88%            2.28%         (0.03)%       6.34%
                                                                   ======           ======        =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................       $  660           $  207        $   419      $    41
Ratio of operating expenses to average net assets...........         1.76%(c)         1.75%          1.73%        1.68%(c)
Ratio of net investment income to average net assets........         3.38%(c)         3.51%          3.19%        3.85%(c)
Portfolio turnover rate.....................................           18%               6%            32%          61%
Ratio of operating expenses to average net assets without
  waiver....................................................         1.76%(c)         1.75%          1.73%        1.68%(c)

------------
(a) The Munder Tax-Free Bond Fund Class C Shares and Class Y Shares commenced operations on July 7, 1997 and July 21, 1994, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR         YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED        ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99      6/30/98      6/30/97(D)      6/30/96(D)
------------------------------------------------------------------------------------------
       $ 9.78           $10.02        $ 10.73      $ 10.51        $10.34          $10.29
       ------           ------        -------      -------        ------          ------
         0.22             0.44           0.45         0.52          0.50            0.49
         0.49            (0.16)         (0.32)        0.37          0.25            0.06
       ------           ------        -------      -------        ------          ------
         0.71             0.28           0.13         0.89          0.75            0.55
       ------           ------        -------      -------        ------          ------
        (0.22)           (0.44)         (0.45)       (0.51)        (0.50)          (0.49)
       --                (0.08)         (0.39)       (0.16)        (0.08)          (0.01)
       ------           ------        -------      -------        ------          ------
        (0.22)           (0.52)         (0.84)       (0.67)        (0.58)          (0.50)
       ------           ------        -------      -------        ------          ------
       $10.27           $ 9.78        $ 10.02      $ 10.73        $10.51          $10.34
       ======           ======        =======      =======        ======          ======
         7.31%            2.98%          1.08%        8.70%         7.40%           5.38%
       ======           ======        =======      =======        ======          ======
       $  660           $2,381        $ 2,827      $ 4,123        $3,946          $1,929
         0.76%(c)         0.75%          0.73%        0.68%         0.70%           0.73%
         4.38%(c)         4.51%          4.19%        4.85%         4.77%           4.67%
           18%               6%            32%          61%           45%             15%
         0.76%(c)         0.75%          0.73%        0.68%         0.70%           0.81%

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                A SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................       $10.05           $10.22          $10.46        $10.41         $10.34          $10.36
                                           ------           ------          ------        ------         ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............         0.19             0.38            0.38          0.43           0.41            0.41
Net realized and unrealized
  gain/(loss) on investments........         0.23            (0.12)          (0.14)         0.13           0.10           (0.02)
                                           ------           ------          ------        ------         ------          ------
Total from investment operations....         0.42             0.26            0.24          0.56           0.51            0.39
                                           ------           ------          ------        ------         ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................        (0.19)           (0.38)          (0.38)        (0.42)         (0.41)          (0.41)
Distributions from net realized
  gains.............................       --                (0.05)          (0.10)        (0.09)         (0.03)          --
                                           ------           ------          ------        ------         ------          ------
Total distributions.................        (0.19)           (0.43)          (0.48)        (0.51)         (0.44)          (0.41)
                                           ------           ------          ------        ------         ------          ------
Net asset value, end of period......       $10.28           $10.05          $10.22        $10.46         $10.41          $10.34
                                           ======           ======          ======        ======         ======          ======
TOTAL RETURN(B).....................         4.21%            2.68%           2.27%         5.44%          5.04%           3.79%
                                           ======           ======          ======        ======         ======          ======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................       $6,547           $5,745          $5,642        $6,554         $6,213          $5,012
Ratio of operating expenses to
  average net assets................         0.96%(c)         0.97%           0.96%         0.94%          0.93%           0.96%
Ratio of net investment income to
  average net assets................         3.73%(c)         3.75%           3.64%         4.07%          3.96%           3.91%
Portfolio turnover rate.............           17%              15%             25%           27%            31%             20%
Ratio of operating expenses to
  average net assets without
  waivers...........................         0.96%(c)         0.97%           0.96%         0.94%          0.93%           1.04%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class A Shares and Class B Shares commenced operations on November 30, 1992 and May 16, 1996, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            PERIOD
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
       $10.03           $10.21          $10.45        $10.40         $10.34          $10.36
       ------           ------          ------        ------         ------          ------
         0.15             0.30            0.30          0.37           0.33            0.04
         0.21            (0.12)          (0.13)         0.11           0.10            0.00
       ------           ------          ------        ------         ------          ------
         0.36             0.18            0.17          0.48           0.43            0.04
       ------           ------          ------        ------         ------          ------
        (0.13)           (0.31)          (0.31)        (0.34)         (0.34)          (0.06)
       --                (0.05)          (0.10)        (0.09)         (0.03)          --
       ------           ------          ------        ------         ------          ------
        (0.13)           (0.36)          (0.41)        (0.43)         (0.37)          (0.06)
       ------           ------          ------        ------         ------          ------
       $10.26           $10.03          $10.21        $10.45         $10.40          $10.34
       ======           ======          ======        ======         ======          ======
         3.84%            1.82%           1.51%         4.68%          4.24%           0.39%
       ======           ======          ======        ======         ======          ======
       $2,121           $1,377          $1,285        $  465         $  272          $   50
         1.71%(c)         1.72%           1.71%         1.69%          1.68%           1.71%(c)
         2.98%(c)         3.00%           2.88%         3.32%          3.21%           3.16%(c)
           17%              15%             25%           27%            31%             20%
         1.71%(c)         1.72%           1.71%         1.69%          1.68%           1.79%(c)

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                    C SHARES
                                                                  --------------------------------------------
                                                                  PERIOD ENDED      YEAR            PERIOD
                                                                  12/31/00(D)       ENDED           ENDED
                                                                  (UNAUDITED)       6/30/00(D)      6/30/99(D)
                                                                  --------------------------------------------
Net asset value, beginning of period........................         $10.10           $10.28          $10.48
                                                                     ------           ------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................................           0.15             0.30            0.30
Net realized and unrealized gain/(loss) on investments......           0.23            (0.12)          (0.09)
                                                                     ------           ------          ------
Total from investment operations............................           0.38             0.18            0.21
                                                                     ------           ------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income........................          (0.15)           (0.31)          (0.31)
Distributions from net realized gains.......................         --                (0.05)          (0.10)
                                                                     ------           ------          ------
Total distributions.........................................          (0.15)           (0.36)          (0.41)
                                                                     ------           ------          ------
Net asset value, end of period..............................         $10.33           $10.10          $10.28
                                                                     ======           ======          ======
TOTAL RETURN(B).............................................           3.81%            1.81%           1.90%
                                                                     ======           ======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................         $  402           $  248          $  152
Ratio of operating expenses to average net assets...........           1.71%(c)         1.72%           1.71%(c)
Ratio of net investment income to average net assets........           2.98%(c)         3.00%           2.98%(c)
Portfolio turnover rate.....................................             17%              15%             25%
Ratio of operating expenses to average net assets without
  waivers...................................................           1.71%(c)         1.72%           1.71%(c)

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class C Shares and Class Y Shares commenced operations on July 8, 1998 and December 17, 1992, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       Y SHARES
--------------------------------------------------------------------------------------
     PERIOD ENDED   YEAR            YEAR          YEAR         YEAR         YEAR
     12/31/00(D)    ENDED           ENDED         ENDED        ENDED        ENDED
     (UNAUDITED)    6/30/00(D)      6/30/99(D)    6/30/98      6/30/97(D)   6/30/96(D)
--------------------------------------------------------------------------------------
        $10.06        $10.22          $10.47      $10.42         $10.34       $10.37
        ------        ------          ------      ------         ------       ------
          0.20          0.40            0.41        0.45           0.44         0.45
          0.23         (0.10)          (0.15)       0.14           0.11        (0.04)
        ------        ------          ------      ------         ------       ------
          0.43          0.30            0.26        0.59           0.55         0.41
        ------        ------          ------      ------         ------       ------
         (0.20)        (0.41)          (0.41)      (0.45)         (0.44)       (0.44)
        --             (0.05)          (0.10)      (0.09)         (0.03)       --
        ------        ------          ------      ------         ------       ------
         (0.20)        (0.46)          (0.51)      (0.54)         (0.47)       (0.44)
        ------        ------          ------      ------         ------       ------
        $10.29        $10.06          $10.22      $10.47         $10.42       $10.34
        ======        ======          ======      ======         ======       ======
          4.33%         3.04%           2.42%       5.70%          5.40%        3.95%
        ======        ======          ======      ======         ======       ======
        $4,347        $6,867          $7,905      $9,419         $7,511       $5,285
          0.71%(c)      0.72%           0.71%       0.69%          0.68%        0.71%
          3.98%(c)      4.00%           3.88%       4.32%          4.21%        4.16%
            17%           15%             25%         27%            31%          20%
          0.71%(c)      0.72%           0.71%       0.69%          0.68%        0.79%

                       See Notes to Financial Statements.

           Munder Cash Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                  A SHARES
                                             -----------------------------------------------------------------------------------
                                             PERIOD ENDED      YEAR            YEAR          YEAR          YEAR         YEAR
                                             12/31/00          ENDED           ENDED         ENDED         ENDED        ENDED
                                             (UNAUDITED)       6/30/00(D)      6/30/99       6/30/98       6/30/97      6/30/96
                                             -----------------------------------------------------------------------------------
Net asset value, beginning of period.....      $   1.00         $   1.00       $   1.00      $   1.00      $  1.00      $   1.00
                                               --------         --------       --------      --------      -------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................         0.030            0.050          0.045         0.049        0.047         0.049
                                               --------         --------       --------      --------      -------      --------
Total from investment operations.........         0.030            0.050          0.045         0.049        0.047         0.049
                                               --------         --------       --------      --------      -------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income.....        (0.030)          (0.050)        (0.045)       (0.049)      (0.047)       (0.049)
                                               --------         --------       --------      --------      -------      --------
Total distributions......................        (0.030)          (0.050)        (0.045)       (0.049)      (0.047)       (0.049)
                                               --------         --------       --------      --------      -------      --------
Net asset value, end of period...........      $   1.00         $   1.00       $   1.00      $   1.00      $  1.00      $   1.00
                                               ========         ========       ========      ========      =======      ========
TOTAL RETURN(B)..........................          3.01%            5.13%          4.58%         5.04%        4.80%         5.02%
                                               ========         ========       ========      ========      =======      ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....      $129,893         $122,693       $135,705      $133,663      $96,192      $116,622
Ratio of operating expenses to average
  net assets.............................          0.82%(c)         0.80%          0.78%         0.76%        0.80%         0.78%
Ratio of net investment income to average
  net assets.............................          5.89%(c)         5.01%          4.48%         4.92%        4.71%         4.88%
Ratio of operating expenses to average
  net assets without waivers.............          0.82%(c)         0.80%          0.78%         0.76%        0.80%         0.78%

------------
(a) The Munder Cash Investment Fund Class A Shares and Class Y Shares commenced operations on December 1, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------


                                        Y SHARES
----------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR          YEAR          YEAR          YEAR
    12/31/00          ENDED           ENDED         ENDED         ENDED         ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99       6/30/98       6/30/97       6/30/96
----------------------------------------------------------------------------------------
      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
      --------         --------       --------      --------      --------      --------
         0.030            0.053          0.047         0.051         0.050         0.051
      --------         --------       --------      --------      --------      --------
         0.030            0.053          0.047         0.051         0.050         0.051
      --------         --------       --------      --------      --------      --------
        (0.030)          (0.053)        (0.047)       (0.051)       (0.050)       (0.051)
      --------         --------       --------      --------      --------      --------
        (0.030)          (0.053)        (0.047)       (0.051)       (0.050)       (0.051)
      --------         --------       --------      --------      --------      --------
      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
      ========         ========       ========      ========      ========      ========
          3.14%            5.39%          4.84%         5.30%         5.07%         5.27%
      ========         ========       ========      ========      ========      ========
      $192,035         $197,156       $358,125      $327,417      $279,427      $317,825
          0.57%(c)         0.55%          0.53%         0.51%         0.55%         0.53%
          6.14%(c)         5.26%          4.72%         5.17%         4.96%         5.13%
          0.57%(c)         0.55%          0.53%         0.51%         0.55%         0.53%


                       See Notes to Financial Statements.

           Munder Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                 A SHARES
                                          ---------------------------------------------------------------------------------------
                                          PERIOD ENDED      YEAR            YEAR            YEAR         YEAR          PERIOD
                                          12/31/00(D)       ENDED           ENDED           ENDED        ENDED         ENDED
                                          (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)    6/30/96(D)
                                          ---------------------------------------------------------------------------------------
Net asset value, beginning of
  period..............................      $  1.00          $  1.00         $  1.00        $  1.00       $  1.00       $  1.00
                                            -------          -------         -------        -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.................        0.029            0.048           0.044          0.048         0.046         0.048
                                            -------          -------         -------        -------       -------       -------
Total from investment operations......        0.029            0.048           0.044          0.048         0.046         0.048
                                            -------          -------         -------        -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..............................       (0.029)          (0.048)         (0.044)        (0.048)       (0.046)       (0.048)
                                            -------          -------         -------        -------       -------       -------
Total distributions...................       (0.029)          (0.048)         (0.044)        (0.048)       (0.046)       (0.048)
                                            -------          -------         -------        -------       -------       -------
Net asset value, end of period........      $  1.00          $  1.00         $  1.00        $  1.00       $  1.00       $  1.00
                                            =======          =======         =======        =======       =======       =======
TOTAL RETURN(B).......................         2.94%            4.86%           4.45%          4.89%         4.72%         4.83%
                                            =======          =======         =======        =======       =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..............................      $23,058          $37,245         $17,463        $14,749       $ 3,655       $    23
Ratio of operating expenses to average
  net assets..........................         0.91%(c)         0.90%           0.87%          0.89%         0.89%         0.87%(c)
Ratio of net investment income to
  average net assets..................         5.86%(c)         4.77%           4.36%          4.78%         4.61%         4.84%(c)
Ratio of operating expenses to average
  net assets without waivers..........         0.91%(c)         0.90%           0.87%          0.89%         0.89%         0.87%(c)

------------
(a) The Munder Money Market Fund Class A Shares and Class B Shares commenced operations on July 3, 1995 and February 16, 1994 respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                          B SHARES
---------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR            YEAR         YEAR            YEAR
    12/31/00(D)       ENDED           ENDED           ENDED        ENDED           ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98      6/30/97(D)      6/30/96(D)
---------------------------------------------------------------------------------------------
      $  1.00          $  1.00         $  1.00        $  1.00       $  1.00         $  1.00
      -------          -------         -------        -------       -------         -------
        0.025            0.040           0.036          0.040         0.039           0.041
      -------          -------         -------        -------       -------         -------
        0.025            0.040           0.036          0.040         0.039           0.041
      -------          -------         -------        -------       -------         -------
       (0.025)          (0.040)         (0.036)        (0.040)       (0.039)         (0.041)
      -------          -------         -------        -------       -------         -------
       (0.025)          (0.040)         (0.036)        (0.040)       (0.039)         (0.041)
      -------          -------         -------        -------       -------         -------
      $  1.00          $  1.00         $  1.00        $  1.00       $  1.00         $  1.00
      =======          =======         =======        =======       =======         =======
         2.55%            4.10%           3.67%          4.09%         3.92%           4.13%
      =======          =======         =======        =======       =======         =======
      $39,472          $25,005         $10,133        $   658       $   451         $   124
         1.66%(c)         1.65%           1.62%          1.64%         1.64%           1.62%
         5.11%(c)         4.02%           3.49%          4.04%         3.86%           4.09%
         1.66%(c)         1.65%           1.62%          1.64%         1.64%           1.62%

                       See Notes to Financial Statements.

           Munder Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                        C SHARES
                                                       --------------------------------------------------------------------------
                                                       PERIOD ENDED      YEAR            YEAR            YEAR          PERIOD
                                                       12/31/00(D)       ENDED           ENDED           ENDED         ENDED
                                                       (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98       6/30/97(D)
                                                       --------------------------------------------------------------------------
Net asset value, beginning of period...............      $  1.00          $  1.00         $  1.00        $  1.00        $  1.00
                                                         -------          -------         -------        -------        -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............................        0.025            0.040           0.036          0.040          0.027
                                                         -------          -------         -------        -------        -------
Total from investment operations...................        0.025            0.040           0.036          0.040          0.027
                                                         -------          -------         -------        -------        -------
LESS DISTRIBUTIONS:
Dividends from net investment income...............       (0.025)          (0.040)         (0.036)        (0.040)        (0.027)
                                                         -------          -------         -------        -------        -------
Total distributions................................       (0.025)          (0.040)         (0.036)        (0.040)        (0.027)
                                                         -------          -------         -------        -------        -------
Net asset value, end of period.....................      $  1.00          $  1.00         $  1.00        $  1.00        $  1.00
                                                         =======          =======         =======        =======        =======
TOTAL RETURN(B)....................................         2.55%            4.10%           3.68%          4.10%          2.75%
                                                         =======          =======         =======        =======        =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...............      $22,853          $ 9,196         $ 2,324        $     1        $ 1,755
Ratio of operating expenses to average net
  assets...........................................         1.66%(c)         1.65%           1.62%          1.64%          1.64%(c)
Ratio of net investment income to average net
  assets...........................................         5.11%(c)         4.02%           3.59%          4.03%          3.86%(c)
Ratio of operating expenses to average net assets
  without waivers..................................         1.66%(c)         1.65%           1.62%          1.64%          1.64%(c)

------------
(a) The Munder Money Market Fund Class C Shares and Class Y Shares commenced operations on October 17, 1996 and August 18, 1993, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                              Y SHARES
    --------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR            YEAR             YEAR          YEAR             YEAR
    12/31/00(D)       ENDED           ENDED            ENDED         ENDED            ENDED
    (UNAUDITED)       6/30/00(D)      6/30/99(D)       6/30/98       6/30/97(D)       6/30/96(D)
------------------------------------------------------------------------------------------------
      $  1.00          $  1.00        $   1.00         $  1.00       $   1.00         $   1.00
      -------          -------        --------         -------       --------         --------

        0.030            0.050           0.046           0.050          0.049            0.051
      -------          -------        --------         -------       --------         --------
        0.030            0.050           0.046           0.050          0.049            0.051
      -------          -------        --------         -------       --------         --------

       (0.030)          (0.050)         (0.046)         (0.050)        (0.049)          (0.051)
      -------          -------        --------         -------       --------         --------
       (0.030)          (0.050)         (0.046)         (0.050)        (0.049)          (0.051)
      -------          -------        --------         -------       --------         --------
      $  1.00          $  1.00        $   1.00         $  1.00       $   1.00         $   1.00
      =======          =======        ========         =======       ========         ========
         3.06%            5.13%           4.71%           5.14%          4.97%            5.17%
      =======          =======        ========         =======       ========         ========

      $ 23,031         $27,942        $139,388         $68,689       $124,621         $223,396

         0.66%(c)         0.65%           0.62%           0.64%          0.64%            0.62%

         6.11%(c)         5.02%           4.55%           5.03%          4.86%            5.09%

         0.66%(c)         0.65%           0.62%           0.64%          0.64%            0.62%

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                   A SHARES
                                                 -----------------------------------------------------------------------------
                                                 PERIOD ENDED      YEAR         YEAR         YEAR         YEAR         YEAR
                                                 12/31/00          ENDED        ENDED        ENDED        ENDED        ENDED
                                                 (UNAUDITED)       6/30/00      6/30/99      6/30/98      6/30/97      6/30/96
                                                 -----------------------------------------------------------------------------
Net asset value, beginning of period.........      $  1.00         $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                   -------         -------      -------      -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income........................        0.017           0.029        0.025        0.028        0.028        0.029
                                                   -------         -------      -------      -------      -------      -------
Total from investment operations.............        0.017           0.029        0.025        0.028        0.028        0.029
                                                   -------         -------      -------      -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.........       (0.017)         (0.029)      (0.025)      (0.028)      (0.028)      (0.029)
                                                   -------         -------      -------      -------      -------      -------
Total distributions..........................       (0.017)         (0.029)      (0.025)      (0.028)      (0.028)      (0.029)
                                                   -------         -------      -------      -------      -------      -------
Net asset value, end of period...............      $  1.00         $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
                                                   =======         =======      =======      =======      =======      =======
TOTAL RETURN(B)..............................         1.74%           2.94%        2.51%        2.87%        2.78%        2.89%
                                                   =======         =======      =======      =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).........      $77,049         $80,887      $67,847      $72,007      $ 5,205      $10,582
Ratio of operating expenses to average net
  assets.....................................         0.80%(c)        0.81%        0.80%        0.79%        0.78%        0.78%
Ratio of net investment income to average net
  assets.....................................         3.46%(c)        2.89%        2.48%        2.83%        2.76%        2.89%
Ratio of operating expenses to average net
  assets without waivers.....................         0.80%(c)        0.81%        0.80%        0.79%        0.78%        0.80%

------------
(a) The Munder Tax-Free Money Market Fund Class A Shares and Class Y Shares commenced operations on November 29, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    Y SHARES
---------------------------------------------------------------------------------
    PERIOD ENDED      YEAR         YEAR         YEAR         YEAR         YEAR
    12/31/00          ENDED        ENDED        ENDED        ENDED        ENDED
    (UNAUDITED)       6/30/00      6/30/99      6/30/98      6/30/97      6/30/96
---------------------------------------------------------------------------------
      $  1.00         $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
      -------         -------      -------      -------      -------      -------
        0.018           0.032        0.027        0.031        0.030        0.031
      -------         -------      -------      -------      -------      -------
        0.018           0.032        0.027        0.031        0.030        0.031
      -------         -------      -------      -------      -------      -------
       (0.018)         (0.032)      (0.027)      (0.031)      (0.030)      (0.031)
      -------         -------      -------      -------      -------      -------
       (0.018)         (0.032)      (0.027)      (0.031)      (0.030)      (0.031)
      -------         -------      -------      -------      -------      -------
      $  1.00         $  1.00      $  1.00      $  1.00      $  1.00      $  1.00
      =======         =======      =======      =======      =======      =======
         1.87%           3.20%        2.76%        3.13%        3.04%        3.16%
      =======         =======      =======      =======      =======      =======
      $18,013         $16,541      $21,791      $20,397      $22,951      $25,594
         0.55%(c)        0.56%        0.55%        0.54%        0.53%        0.53%
         3.71%(c)        3.14%        2.73%        3.08%        3.01%        3.14%
         0.55%(c)        0.56%        0.55%        0.54%        0.53%        0.55%

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                   A SHARES
                                             ------------------------------------------------------------------------------------
                                             PERIOD ENDED      YEAR             YEAR            YEAR         YEAR         YEAR
                                             12/31/00(D)       ENDED            ENDED           ENDED        ENDED        ENDED
                                             (UNAUDITED)       06/30/00(D)      6/30/99(D)      6/30/98      6/30/97      6/30/96
                                             ------------------------------------------------------------------------------------
Net asset value, beginning of period.......    $   1.00          $  1.00         $  1.00        $  1.00      $  1.00      $  1.00
                                               --------          -------         -------        -------      -------      -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................       0.028            0.046           0.041          0.047        0.046        0.047
                                               --------          -------         -------        -------      -------      -------
Total from investment operations...........       0.028            0.046           0.041          0.047        0.046        0.047
                                               --------          -------         -------        -------      -------      -------
LESS DISTRIBUTIONS:
Dividends from net investment income.......      (0.028)          (0.046)         (0.041)        (0.047)      (0.046)      (0.047)
                                               --------          -------         -------        -------      -------      -------
Total distributions........................      (0.028)          (0.046)         (0.041)        (0.047)      (0.046)      (0.047)
                                               --------          -------         -------        -------      -------      -------
Net asset value, end of period.............    $   1.00          $  1.00         $  1.00        $  1.00      $  1.00      $  1.00
                                               ========          =======         =======        =======      =======      =======
TOTAL RETURN(B)............................        2.81%            4.66%           4.23%          4.76%        4.66%        4.77%
                                               ========          =======         =======        =======      =======      =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......    $129,950          $20,631         $27,040        $ 8,646      $ 5,319      $ 1,620
Ratio of operating expenses to average net
  assets...................................        0.85%(c)         0.86%           0.83%          0.82%        0.79%        0.79%
Ratio of net investment income to average
  net assets...............................        5.52%(c)         4.55%           4.10%          4.67%        4.54%        4.64%
Ratio of operating expenses to average net
  assets without waivers...................        0.85%(c)         0.86%           0.83%          0.82%        0.79%        0.81%

------------
(a) The Munder U.S. Treasury Money Market Fund Class A Shares and Class Y Shares commenced operations on November 24, 1992 and March 14, 1990, respectively.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                         Y SHARES
-------------------------------------------------------------------------------------------
    PERIOD ENDED      YEAR             YEAR            YEAR          YEAR          YEAR
    12/31/00(D)       ENDED            ENDED           ENDED         ENDED         ENDED
    (UNAUDITED)       06/30/00(D)      6/30/99(D)      6/30/98       6/30/97       6/30/96
-------------------------------------------------------------------------------------------
      $  1.00           $  1.00         $  1.00        $  1.00       $   1.00      $   1.00
      -------           -------         -------        -------       --------      --------
        0.029             0.048           0.044          0.049          0.048         0.049
      -------           -------         -------        -------       --------      --------
        0.029             0.048           0.044          0.049          0.048         0.049
      -------           -------         -------        -------       --------      --------
       (0.029)           (0.048)         (0.044)        (0.049)        (0.048)       (0.049)
      -------           -------         -------        -------       --------      --------
       (0.029)           (0.048)         (0.044)        (0.049)        (0.048)       (0.049)
      -------           -------         -------        -------       --------      --------
      $  1.00           $  1.00         $  1.00        $  1.00       $   1.00      $   1.00
      =======           =======         =======        =======       ========      ========
         2.95%             4.92%           4.33%          5.00%          4.91%         5.02%
      =======           =======         =======        =======       ========      ========
      $12,297           $14,266         $33,967        $37,437       $233,549      $309,873
         0.60%(c)          0.61%           0.58%          0.57%          0.54%         0.54%
         5.77%(c)          4.80%           4.40%          4.92%          4.79%         4.89%
         0.60%(c)          0.61%           0.58%          0.57%          0.54%         0.56%

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act, as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. MFI and MFT consist of 28 portfolios currently in operation. Information presented in these financial statements pertains only to the Income and the Money Market Funds set forth below (each a "Fund", and collectively, the "Funds"). The financial statements for the remaining funds of MFI and MFT are presented in separate reports.
                      MFI:
                      INCOME FUNDS
                      Munder International Bond Fund
                      MONEY MARKET FUND
                      Munder Money Market Fund
                      MFT:
                      INCOME FUNDS
                      Munder Bond Fund
                      Munder Intermediate Bond Fund
                      Munder U.S. Government Income Fund
                      Munder Michigan Tax-Free Bond Fund
                      Munder Tax-Free Bond Fund
                      Munder Tax-Free Short-Intermediate Bond Fund
                      MONEY MARKET FUNDS
                      Munder Cash Investment Fund
                      Munder Tax-Free Money Market Fund
                      Munder U.S. Treasury Money Market Fund

     The Income Funds offer five classes of shares -- Class A, Class B, Class C, Class K and Class Y Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. The Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class K Shares of the Funds are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than the Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund, which are classified as non-diversified.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: With respect to the Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

     Forward Foreign Currency Exchange Contracts: The Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of Munder International Bond Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as a Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact of this accounting change.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by a Fund as a whole.

     As determined on June 30, 2000, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $142,327 for its shareholder services to the Funds for the period ended December 31, 2000.

     Each Trustee of MFT and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended per year, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 plus a fee of $1,500 for each meeting of the committee attended. No officer, director or employee of the Advisor or Comerica received any compensation from MFI or MFT.

3. DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B and Class C Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B and Class C Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the period ended December 31, 2000, the Distributor paid $2,885 to Comerica Securities for shareholder services provided to the Funds.

     Comerica is among the Service Organizations who receive shareholder service fees from the Funds under the Plans and Class K Plans. For the period ended December 31, 2000, the Distributor paid $1,859,685 to Comerica for shareholder services provided to the funds.

     The effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

                                                     CLASS A          CLASS B          CLASS C           CLASS K
                                                      SHARES           SHARES           SHARES            SHARES
                                                    12B-1 FEES       12B-1 FEES       12B-1 FEES       SERVICE FEES
                                                    ----------       ----------       ----------       ------------
The Income Funds................................      0.25%             1.00%            1.00%             0.25%
The Money Market Funds (excluding Munder Money
  Market Fund)..................................      0.25%              N/A              N/A              0.15%
Munder Money Market Fund........................      0.25%             1.00%            1.00%              N/A

4. SECURITIES TRANSACTIONS

     For the period ended December 31, 2000, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                     COST OF PURCHASES      PROCEEDS FROM SALES
                                                     -----------------      -------------------
Munder Bond Fund.................................      $123,779,233            $ 93,250,063
Munder Intermediate Bond Fund....................       203,984,180             213,124,296
Munder International Bond Fund...................        11,079,712              13,870,676
Munder Michigan Tax-Free Bond Fund...............         1,767,440               4,490,746
Munder Tax-Free Bond Fund........................        27,440,143              37,145,474
Munder Tax-Free Short-Intermediate Bond Fund.....        33,803,559              59,101,368

     For the period ended December 31, 2000, purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                     COST OF PURCHASES      PROCEEDS FROM SALES
                                                     -----------------      -------------------
Munder Bond Fund.................................      $112,239,988            $140,481,398
Munder Intermediate Bond Fund....................       177,524,593             200,000,406
Munder U.S. Government Income Fund...............        17,683,242              35,084,762

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     At December 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                   TAX BASIS UNREALIZED      TAX BASIS UNREALIZED
                                                       APPRECIATION              DEPRECIATION
                                                   --------------------      --------------------
Munder Bond Fund...............................         $2,431,658                $5,500,553
Munder Intermediate Bond Fund..................          4,135,072                 4,267,541
Munder International Bond Fund.................            408,593                 2,446,697
Munder U.S. Government Income Fund.............          4,225,489                 2,203,995
Munder Michigan Tax-Free Bond Fund.............          1,389,067                    80,233
Munder Tax-Free Bond Fund......................          6,332,396                   212,683
Munder Tax-Free Short-Intermediate Bond Fund...          3,734,223                   218,014

5. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more susceptible to factors adversely affecting issuers of Michigan municipal securities than is a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

     The Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 2000, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free
Short-Intermediate Bond Fund represented 54.9%, 26.4% and 22.4 % of holdings, respectively.

     The Munder International Bond Fund primarily invests in foreign securities. Investing in securities of foreign companies and foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and the U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

6. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

7. REVOLVING LINE OF CREDIT

     Effective December 20, 2000, The Munder Funds established a revolving line of credit with State Street Bank and Trust Company in which each of the Income Funds participate. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the period ended December 31, 2000 these Funds did not utilize the revolving line of credit and no commitment fees were paid.

8. CAPITAL LOSS CARRYFORWARDS

     As determined at June 30, 2000, the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                           EXPIRING    EXPIRING     EXPIRING      EXPIRING      EXPIRING    EXPIRING     EXPIRING
         FUND                2001        2002         2003          2005          2006        2007         2008
         ----              --------    --------    ----------    -----------    --------    --------    ----------
Munder Bond Fund.......      --          --            --            --          --           --        $3,087,443
Munder Intermediate
  Bond Fund............      --          --        $8,154,852    $11,240,318     --           --         3,667,573
Munder International
  Bond Fund............      --          --            --            --          --         $11,521        165,657
Munder Michigan Tax-
  Free Bond Fund.......      --          --            --            --          --           --           456,326
Munder Tax-Free Bond
  Fund.................      --          --            --            --          --           --           515,029
Munder Money Market
  Fund.................      --          --            --            --           $10         --               287
Munder Tax-Free Money
  Market Fund..........    $39,684     $15,088         12,291        --          --           --             8,085

     Certain capital losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital losses arising between November 1, 1999 and June 30, 2000 as follows:

                                                                  AMOUNT
                                                                ----------
Munder Bond Fund............................................    $8,363,772
Munder Intermediate Bond Fund...............................     7,584,673
Munder International Bond Fund..............................     1,017,955
Munder U.S. Government Income Fund..........................     2,543,201
Munder Michigan Tax-Free Bond Fund..........................       262,230
Munder Tax-Free Bond Fund...................................       760,586
Munder Tax-Free Short-Intermediate Bond Fund................         3,903
Munder Money Market Fund....................................         4,695
Munder Tax-Free Money Market Fund...........................        35,296


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan

OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Libby E. Wilson, Treasurer
            Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110

DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109

LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006

INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

SANNINC&MM1200

INVESTMENT ADVISOR: Munder Capital Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                              Semi-Annual Report
                                                                  CLASS K SHARES

                                                               December 31, 2000

[MUNDER FUNDS BE FOCUSED LOGO]
                                                         THE MUNDER EQUITY FUNDS

                                                                        Balanced
                                                                    Bio(Tech)(2)
                                                                 Digital Economy
                                                                   Equity Income
                                                               Future Technology
                                                                       Index 500
                                                            International Equity
                                                            International NetNet
                                                                Micro-Cap Equity
                                                             Multi-Season Growth
                                                   Real Estate Equity Investment
                                                                 Small-Cap Value
                                                            Small Company Growth

                                                    THE MUNDER FRAMLINGTON FUNDS

                                                    Framlington Emerging Markets
                                                          Framlington Healthcare
                                                Framlington International Growth

                                                         THE MUNDER INCOME FUNDS

                                                                            Bond
                                                               Intermediate Bond
                                                              International Bond
                                                          U.S. Government Income
                                                          Michigan Tax-Free Bond
                                                                   Tax-Free Bond
                                                Tax-Free Short-Intermediate Bond

                                                   THE MUNDER MONEY MARKET FUNDS

                                                                 Cash Investment
                                                           Tax-Free Money Market
                                                      U.S. Treasury Money Market

                                                                    "In many of our equity funds, our
                                                                    focus on earnings growth and
                                                                    valuation helped to boost our
                                                                    relative returns...Our fixed income
                                                                    discipline focuses on high quality
                                                                    securities and avoids strategies
                                                                    based on interest rate forecasts.
                                                                    Both of these tactics served our
                                                                    shareholders well during the past six
                                                                    months."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in The Munder Funds. The information extends through December 31, 2000. I hope you find this information of interest and are satisfied with the developments of your investment in this highly volatile market environment.

       A weak stock market and strong bond market marked the second half of 2000. During the last six months of the year, the S&P 500 Index generated a negative return of -8.72%. In sharp contrast, the Lehman Brothers Aggregate Bond Index earned a positive return of 7.36%. The decline in the S&P 500 was driven largely by the decline in technology stocks. In fact, only three of the eleven sectors of the S&P 500 universe exhibited a negative return for the last half of the year. The technology sector, however, subtracted close to nine percentage points from the Index's return. In many of our equity funds, our focus on earnings growth and valuation helped to boost our relative returns. In our technology-focused funds, our portfolio managers were able to use the decline as an opportunity to find attractive values among technology stocks with strong earnings growth or high earnings visibility.

       In contrast to the weakness in technology, the healthcare and financials sectors, the most heavily weighted sectors of the S&P 500 universe aside from technology, had returns of 26.2% (financials) and 9.6% (healthcare) for the last half of 2000. Diversity of performance among stock market sectors, although more extreme than usual during 2000, is a common characteristic of the investment environment. Our decision to add sector and specialty funds to our mutual fund family took this into consideration. We have continued to offer a broad array of investment opportunities to our shareholders because we believe that this sector and specialty exposure provides shareholders an opportunity to tap into areas of investment manager expertise and work towards minimizing overall portfolio volatility.

       In the bond market, shorter-term rates rose during the third quarter and fell back during the fourth quarter, ending the year essentially unchanged from June 30 levels. In contrast, longer-term rates declined by close to one percentage point during the second half of the year, triggering a bond market rally. Bond investors were encouraged as the Federal Reserve halted its efforts to raise rates and moved from an inflation-fighting to a neutral bias. Our fixed income discipline focuses on high quality securities and avoids strategies based on interest rate forecasts. Both of these tactics served our shareholders well during the past six months.

       If you have any questions about your current investments or any of these mutual fund offerings, please call your financial advisor. You may also contact the Funds at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in the investment advisor, Munder Capital Management and The Munder Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------

                 MANAGEMENT'S DISCUSSION OF FUND PERFORMANCE
                                            EQUITY FUNDS OVERVIEW:
                                III         Munder Balanced Fund
                                IV          Munder Bio(Tech)(2) Fund
                                IV          Munder Digital Economy Fund
                                V           Munder Equity Income Fund
                                VI          Munder Future Technology Fund
                                VII         Munder Index 500 Fund
                                VII         Munder International Equity Fund
                                VIII        Munder International NetNet Fund
                                VIII        Munder Micro-Cap Equity Fund
                                IX          Munder Multi-Season Growth Fund
                                X           Munder Real Estate Equity Investment Fund
                                X           Munder Small-Cap Value Fund
                                XI          Munder Small Company Growth Fund
                                XI          Munder Framlington Emerging Markets Fund
                                XII         Munder Framlington Healthcare Fund
                                XIII        Munder Framlington International Growth Fund

                                            FIXED INCOME FUNDS OVERVIEW:
                                XV          Munder Bond Fund
                                XVI         Munder Intermediate Bond Fund
                                XVI         Munder International Bond Fund
                                XVII        Munder U.S. Government Income Fund
                                XVII        Munder Michigan Tax-Free Bond Fund
                                XVII        Munder Tax-Free Bond Fund
                                XVIII       Munder Tax-Free Short-Intermediate Bond Fund

                 PORTFOLIO OF INVESTMENTS --
                                            EQUITY FUNDS:
                                1           Munder Balanced Fund
                                8           Munder Bio(Tech)(2) Fund
                                11          Munder Digital Economy Fund
                                13          Munder Equity Income Fund
                                16          Munder Future Technology Fund
                                18          Munder Index 500 Fund
                                30          Munder International Equity Fund
                                48          Munder International NetNet Fund
                                53          Munder Micro-Cap Equity Fund
                                56          Munder Multi-Season Growth Fund
                                59          Munder Real Estate Equity Investment Fund
                                61          Munder Small-Cap Value Fund
                                64          Munder Small Company Growth Fund
                                67          Munder Framlington Emerging Markets Fund
                                71          Munder Framlington Healthcare Fund
                                75          Munder Framlington International Growth Fund

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

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
                                            INCOME FUNDS:
                                79          Munder Bond Fund
                                82          Munder Intermediate Bond Fund
                                86          Munder International Bond Fund
                                89          Munder U.S. Government Income Fund
                                92          Munder Michigan Tax-Free Bond Fund
                                96          Munder Tax-Free Bond Fund
                                102         Munder Tax-Free Short-Intermediate Bond Fund
                                            MONEY MARKET FUNDS:
                                109         Munder Cash Investment Fund
                                112         Munder Tax-Free Money Market Fund
                                125         Munder U.S. Treasury Money Market Fund
                                126         FINANCIAL STATEMENTS
                                183         FINANCIAL HIGHLIGHTS
                                209         NOTES TO FINANCIAL STATEMENTS

                                       ii
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           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     A slowing in the pace of economic growth occurred during the last half of 2000. In August, the National Association of Purchasing Management's (NAPM) Index slipped below 50 with a reading of 49.5 and remained below 50 for the remainder of the year. By December, the Index had fallen to 43.7, the lowest reading since April 1991. The large decline in this measure of industrial activity contributed to the dramatic downward shift in analysts' expectations regarding economic growth that occurred during the fourth quarter.

THE STOCK MARKET
     The broad stock market turned in a negative performance for the last half of the year, with the S&P 500 Index down by 8.72%. Most of the decline occurred in the fourth quarter, with the S&P 500 showing a return of -7.83% compared with its -0.97% return for the third quarter. The six-month period was even more difficult for the technology-heavy NASDAQ Index which fell by 37.71%.

     It is important to note that the weakness in the stock market was not as broad-based as the popular stock market averages would suggest. The market decline was largely caused by technology-related stocks which drove the S&P universe up in 1998 and 1999 and down in 2000. For example, the price-only return (without dividends) for the S&P 500 Index was 19.5% in 1999. Without the close to 75% return from the technology sector, that return would have been 4%. In 2000, the price only return was -10.1%. Without technology, the return would have been -0.6%.

     Despite the negative impact that the brutal decline in the technology sector had on overall market psychology, most sectors of the S&P 500 managed to generate strong positive returns for the last half of the year. In fact, eight of the eleven sectors of the S&P 500 earned positive returns during this six-month time period. The two most heavily weighted sectors of the S&P 500 universe, with the exception of technology, were financials with a 26.3% return and healthcare which earned a 9.6% return. However, the technology sector, with a return close to -42% and a weighting of over 21% in the S&P 500 universe, subtracted close to nine percentage points from the Index's return during the last half of the year. The negative impact from the technology sector, combined with negative returns from the communication services and consumer cyclicals sectors, was enough to push the S&P 500 Index into negative territory for the July through December period.

     The following paragraphs detail the performance of The Munder Funds. Each Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class K shares, net of Fund expenses.

MUNDER BALANCED FUND

FUND MANAGER: THE MUNDER BALANCED FUND TEAM
     The Fund earned a return of 0.09% for the six-month period ended December 31, 2000, relative to a -0.68% return for a 50%/50% blend of the S&P 500 Index and the Lehman Brothers Government/Corporate Bond Index and the 0.02% average return for the Lipper universe

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of balanced mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-month, six-month, one-year, two-year, three-year and five-year periods ending December 31. As of December 31, the asset allocation was 62%% equities and 38% fixed income.

     The Munder Balanced Fund is a diversified portfolio with holdings ranging from large company to small company stocks. The equity styles represented in the Fund include both growth and value. Growth stocks are those selected largely because of anticipated growth in earnings. Value stocks tend to be stocks whose characteristics include relative valuation that is below that of the market. The fixed income portion of the Fund may include bonds from the corporate, government and mortgage-related sectors of the market.

     During the last half of the year, the value stocks held in the Fund, reflecting the strength in the value segment of the market, generated the Fund's strongest performance. The Fund's value stock portfolio particularly benefited from strong returns in financial, energy and healthcare holdings. The fixed income portion of the Fund also displayed positive returns, reflecting the decline in longer-term interest rates during the fourth quarter. Trailing in performance were the growth stocks held in the Fund, particularly the smaller company growth stocks.

MUNDER BIO(TECH)(2) FUND

FUND MANAGER: THE MUNDER BIO(TECH)(2) FUND TEAM
     The Fund began operations in October 2000. For the period from inception through December 31, 2000, the Fund earned a return of -11.70% relative to the average return of 8.47% for the Lipper universe of health and biotechnology mutual funds. The Fund invests in biotechnology companies and in companies that provide medical technology through medical devices, instruments and information technologies. Through its investments in biotechnology and medical technology, the Fund strives to invest in the growing pool of technology breakthroughs that are improving the human condition.

     Money flows into healthcare/biotech remained positive in December. However, compared to November, there were relatively few initial public offerings (IPOs), particularly toward the end of the month. This light supply had a positive impact on returns in the biotech sector. In particular, small capitalization biotech stocks outpaced the large cap biotech group in December, after exhibiting greater weakness in the prior month. However, one large cap stock, Genentech, gained nearly 20% during the month, helped by the release of positive research data. The data showed that Rituxan, Genentech's monoclonal antibody, in combination with chemotherapy, had a higher response rate from patients with chronic lymphocytic leukemia and low-grade non-Hodgkins lymphoma than those on a chemotherapy regimen alone.

MUNDER DIGITAL ECONOMY FUND

FUND MANAGER: THE MUNDER DIGITAL ECONOMY FUND TEAM
     The Fund commenced operations on September 18, 2000. From inception to December 31, 2000, the Fund had a return of -9.50% relative to the -7.83% return for the S&P 500 Index and the -9.96% average return for the Lipper universe of large cap core mutual funds.

                                       iv
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     The Fund finished a difficult fourth quarter on a strong note. The three-month period ended December 31, 2000 was marked by some of the most volatile price movements within recent memory as investors continued to struggle with rising energy prices, election concerns, the euro and disappointing earnings. Investors gravitated to companies, such as food and energy, whose earnings have a high degree of visibility. These companies tend to do relatively well in times of economic uncertainty. In contrast, investors moved away from stocks that were not known for consistent growth, were richly priced or seemed susceptible to an economic slowdown.

     The Fund was designed to invest in companies that are transforming their businesses in a positive way by embracing technology. In an uncertain environment like the one we experienced in the six-month period ended December 31, 2000, investors tend to give heavier weight to the safety or visibility of past performance than to the future impact of positive changes in business models. As a result, buying opportunities were created in many of the types of companies on which the Fund is focused. Toward the end of the fourth quarter of 2000, we saw stronger absolute and relative performance for these companies, with the Fund experiencing positive relative performance in the majority of sectors.

     During the fourth quarter of 2000, performance was positively impacted by strong stock selection in the technology, telecommunication services and consumer staples sectors. In contrast, returns were negatively influenced by individual holdings in basic industries, consumer discretionary and healthcare. Within technology, the portfolio was tilted toward security software and storage and away from semiconductors and hardware. That tilt had a positive influence on performance for the quarter.

     In the healthcare sector, the large number of biotech holdings and an underweighting in traditional large cap pharmaceutical companies held back performance for the quarter. Even with this short-term underperformance, we remain optimistic about the prospects for our biotech holdings.

     We believe that the companies represented in the Fund understand and can adapt to the profound changes in the business landscape. In our view, these companies are poised for strong long-term performance relative to the market.

MUNDER EQUITY INCOME FUND

FUND MANAGERS: OTTO G. HINZMANN, JR. AND JOHN ADAMS, CFA
     The Fund exhibited a return of 18.03% for the six-month period ended December 31, 2000, relative to the -8.72% return of the S&P 500, and the 9.02% average return for the Lipper universe of equity income mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the one-month, three-month, six-month and nine-month periods ending December 31.

     Even given the difficult stock market environment that characterized the six-month period ended December 31, 2000, the Fund earned a strong absolute and relative return. A major change in stock market psychology occurred during the last half of 2000. Value-oriented indices had

                                        v
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substantial gains while growth-oriented indices experienced losses. For the six-month period ending December 31, the Russell 1000 Value Index rose by 11.75% while the Russell 2000 Growth Index fell by 25.57%. Within the technology sector of the Fund, an emphasis on computer services and a general avoidance of computer hardware and semi-conductor stocks helped relative performance.

     Financials were the largest sector in the Fund as of December 31, 2000, with a weighting of 33%. Utilities/communication services came in second with a weight of 14%.

     The Fund has emphasized the relative visibility and consistency of earnings, given our expectation that investors would have continuing concerns about the slowing of the economy. As a result, the Fund had a good representation of holdings in traditional defensive sectors and names. Examples of such holdings included Wendy's International, Safeway and Kimberly Clark in the consumer staples sector and Merck, Johnson & Johnson and Trigon Healthcare in the healthcare sector. These defensive holdings were a key factor in the Fund's strong absolute and relative returns during the last six months of 2000.

MUNDER FUTURE TECHNOLOGY FUND

FUND MANAGER: THE MUNDER FUTURE TECHNOLOGY FUND TEAM
     The Fund earned a return of -47.24% for the six-month period ended December 31, 2000, relative to the -41.17% return for the Goldman Sachs Technology Composite and the -37.71% average return for the Lipper universe of science and technology mutual funds.

     The return of the Fund for the last half of 2000 reflected the overall weakness of the technology sector . In fact, during the last months of the year, market expectations of a slowing economy resulted in heightened concerns about the extent of the slowdown in corporate spending on technology-related products and services. The technology sector of the S&P 500, which had generated a return of -13.70% for the third quarter of the year, had a significantly weaker return of -31.80% for the fourth quarter.

     Very few companies in the technology sector were spared from the weak environment. . As a result, the majority of the holdings in the portfolio generated negative performance during the last six months of the year. Given high valuations and a short-term spending slowdown, we reduced the Fund's exposure to optical-related holdings.

     Despite the generally negative environment for the technology sector, several stocks in the portfolio managed to generate strong performance during the last three months of the year. Peoplesoft rose 33% as investors continued to recognize the company's strong product momentum and its successful move from the client/server arena to the Internet arena. Qualcomm had positive returns based on favorable news regarding implementation of its technology in China. Finally, Comverse Technology, although only up 1% for the period, performed well on a relative basis. Comverse continues to be a large holding in the Fund.

     While investing in technology remains challenging, the Fund's managers expect to use this market environment to add to holdings with the strongest visibility in earnings. We believe that

                                       vi
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recent technology returns reflect a market correction which has already incorporated a two-quarter to three-quarter slowdown in the sector's earnings growth.

MUNDER INDEX 500 FUND

FUND MANAGERS: TODD B. JOHNSON AND KEN A. SCHLUCHTER
     The Fund earned a return of -9.02% for the six-month period ended December 31, 2000, relative to the -8.72% return for the S&P 500 Index and the -8.83% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. . Compared to the Lipper universe, the Fund has earned average or above-average returns for the three-month, one-year, two-year, three-year, five-year and ten-year periods ending December 31.

     During the last half of the year, the S&P 500 Index exhibited a -8.72% return. Only three of the eleven sectors of the S&P 500 earned a negative return during this six-month period. However, the technology sector, with a -41.7% return and a close to 22% weighting in the Index, subtracted almost nine percentage points from the Index's return. Communication services and consumer cyclicals were the other sectors that ended up in negative territory for the last half of 2000.

     The top performing sector in the S&P 500 universe during the second half of 2000 was the utilities sector, with a return of 37.3%. Other strong sectors included financials (26.2%), transportation (24.2%) and basic materials (15.5%). However, the transportation and basic materials sector have low weights in the Index and therefore had only a small impact on the S&P 500's return.

     Overall in 2000, the Fund again met its goal of tracking the total return of the S&P 500 Index. Each of the 500 stocks held in the Fund is carefully monitored to ensure that its weight is in line with the stock's weighting in the S&P 500 Index. Cash flows are invested promptly to minimize their impact on returns.

MUNDER INTERNATIONAL EQUITY FUND

FUND MANAGERS: THEODORE MILLER AND BRIAN KOZELISKI
     The Fund generated a return of -14.13% for the six-month period ended December 31, 2000, relative to the -9.98% return for the FT/S&P Actuaries World Index ex-U.S. and the -11.80% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year, three-year, five-year and ten-year periods ending December 31. In addition, the Fund has earned returns equal to or higher than the FT/S&P Actuaries World ex-U.S. Index for the two-year, three-year, five-year and ten-year periods ending December 31.

     Global stock market indices generated negative returns for the six-month period ended December 31, 2000. The -9.98% return for the FT/S&P Actuaries World ex-U.S. Index was slightly weaker than the -8.72% return for the S&P 500 Index for that same period. The uncertainty regarding the extent of the weakness in the U.S. economy and its impact on global economies and stock markets was reflected in poor investor sentiment worldwide.

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     Given that Japan is relatively dependent on the U.S. export market, during the second half of 2000 global investors became particularly concerned about the impact on that economy of a slowdown in the United States. During the last two quarters of the year, export growth had already begun to decelerate in Japan. In contrast, investors were not as worried about the Euro-zone economies. Going forward, these economies should fare better than Japan given the sizable tax cuts that have taken place in the region. In addition, only a small percentage of this region's exports are directed to the U.S. In the U.K., growth in 2001 may be helped by government plans for an increase in spending.

MUNDER INTERNATIONAL NETNET FUND

FUND MANAGER: THE MUNDER INTERNATIONAL NETNET FUND TEAM
     The Fund began operations in April 2000 and earned a return of -44.03% for the six-month period ended December 31, 2000. This compares to a -41.17% return for the Goldman Sachs Technology Composite and a -37.71% average return for the Lipper universe of science and technology funds.

     The nervousness surrounding global technology and Internet stocks continued through December as investors questioned the ability of such stocks to perform during weakening economic conditions. As the month of December progressed, it became clear that no group was immune, with a series of earnings downgrades that spanned the Internet sector.

     In spite of these challenges, we believe there are some positives in the outlook for Europe, with overall technology spending expected by many analysts to grow by 12% in 2001, primarily driven by strategic spending surrounding Internet infrastructure. We believe thatniche software companies remain well-placed to benefit from the continued corporate adoption of the Internet, most notably in business applications such as customer relationship management and also within business intelligence.

     It now appears, based on recently released sales reports, that the leaders among the business to consumer (B2C) firms experienced a strong holiday season. For instance, in the U.K., Amazon.com enjoyed more than double the previous year's revenues and had nearly perfect fulfillment levels. Buoyant sales should help to reassure investors about the viability of existing business models.

     As we enter 2001, there is still pessimism surrounding Internet-related firms. Recent interest rate reductions, however, should help the longer-term growth picture for this sector. As of year end, the portfolio remains defensively postured and we are concentrating on stocks that we believe will deliver superior earnings growth.

MUNDER MICRO-CAP EQUITY FUND

FUND MANAGER: THE MUNDER MICRO-CAP EQUITY FUND TEAM
     The Fund earned a return of -19.62% for the six-month period ended December 31, 2000, relative to the -15.58% return for the Wilshire Micro-Cap Index and the -2.29% average return

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for the Lipper universe of small-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year and three-year periods ending December 31.

     The auto and transportation sector of the Fund was among the top performing sectors of the Fund for each of the last two quarters of the year. A leading stock in that sector was Offshore Logistics, a company that provides helicopter transport services to the offshore oil and gas industry on a worldwide basis. Other areas of strength in the Fund rotated during the last six months of the year.

     During the third quarter of 2000, the strongest sectors of the Fund, in addition to auto and transportation, were financial services, healthcare and consumer staples. In the healthcare sector, biotech stocks were the performance leaders. The strong return in the consumer staples area came from Monterey Pasta, a company that produces and distributes refrigerated gourmet pasta and sauces to grocery and club stores nationwide.

     During the fourth quarter, energy was a performance leader with the auto and transportation sectors. The increase in oil prices contributed positively to the returns of a number of companies in the energy sector. The biggest gainer for the Fund in that sector was Remington Oil and Gas Corporation, an independent oil and gas exploration and production company with operations concentrated in the on-shore and off-shore regions of the Gulf Coast. Offshore Logistics led performance in the auto and transportation sector. Unfortunately, these positive returns and others in their sectors were offset by weakness in the producer durables and technology sectors. Technology holdings have been hurt by concerns over growth in the personal computer and wireless arenas. The producer durables companies with the weakest returns during the fourth quarter were those that manufacture equipment for the technology sector.

MUNDER MULTI-SEASON GROWTH FUND

FUND MANAGERS: LEONARD J. BARR II, CFA AND JOHN P. RICHARDSON, CFA
     The Fund generated a return of -4.25% for the six-month period ended December 31, 2000, relative to the -8.72% return for the S&P 500 Index and the -6.45% average return for the Lipper universe of multi-cap core mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, six-month and nine-month periods ending December 31.

     During the last half of the year, speculative excesses continued to be wrung out of the technology sector. Due largely to a focus on consistency in earnings growth, the Fund's technology holdings outperformed the S&P 500 technology sector during the last half of 2000.

     In general, Fund returns benefited significantly during both the third and fourth quarter from overall stock selection. The Fund's focus on valuation and on consistency in earnings helped to boost relative returns. This focus helped to lead the Fund away from media-related stocks such as Time Warner, Disney and Viacom, which had poor relative performance during the period. In the healthcare sector, the large drug companies had been underweighted in the Fund during the third quarter due to concerns about potential legislation aimed at controlling drug prices. With these

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concerns abating during the fourth quarter, we increased the weighting of large drug companies. Three of these companies, Merck, Schering Plough and Johnson & Johnson had strong relative performance during the last three months of the year, contributing positively to the Fund's relative returns.

     During the last half of 2000, the Fund had no holdings in the basic materials sector, one of the smaller sectors in the S&P 500 universe. The absence of holdings in this area, due to the lack of consistent growers in this sector, had a positive impact during the third quarter but held back performance slightly in the fourth quarter.

MUNDER REAL ESTATE EQUITY INVESTMENT FUND

FUND MANAGER: ROBERT E. CROSBY, CFA
     The Fund generated a return of 8.31% for the six-month period ended December 31, 2000, relative to the 11.64% return for the NAREIT Index (equity only) and the 11.48% average return for the Lipper universe of real estate mutual funds.

     REITs provided solid returns during the six-month period ended December 31, 2000, as investors continued to favor the predictability and stability of REIT earnings and dividends in an otherwise volatile market environment.

     Good performance in the office, industrial and apartment sectors, which were overweighted in the Fund, helped to boost returns for the period. We continue to favor these sectors as they have the best earnings visibility and earnings estimates which are moving up. The Fund's return was hampered relative to its NAREIT benchmark by underweighted positions in the hotel and healthcare sectors, the strongest sectors for the period. Going forward, we expect to remain underweighted in these volatile sectors. The Fund's return was also held back by its overweighting in the specialty sector, which was weak during the last half of the year.

     We continue to believe that the fundamentals for REITs are solid. These healthy real estate fundamentals allow cash flows and dividends to continue to grow at attractive rates for REITs. Although the REIT industry has provided attractive returns this year, valuations are still compelling. The REIT market continues to trade at valuation levels below the asset values of the underlying real estate, and Price/FFO (flow of funds from operations) multiples are well below their historical average.

MUNDER SMALL-CAP VALUE FUND

FUND MANAGER: THE MUNDER SMALL-CAP VALUE FUND TEAM
     The Fund earned a return of 12.11% for the six-month period ended December 31, 2000, relative to the -5.88% return for the Russell 2000 Index and 16.03% return for the Russell 2000 Value Index and the -2.29% average return for the Lipper universe of small-cap value mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month and nine-month periods.

     Despite weakness in the overall market, the technology sector of the Fund managed to exhibit strength during the third quarter of 2000. As earnings momentum appeared to be slowing for

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many large-cap technology companies, investors began to shift their focus to smaller technology companies that were more reasonably priced relative to their future earnings growth potential. During the fourth quarter, however, as the overall decline in the technology sector intensified, the Fund's technology stocks were among the weakest holdings in the Fund. The Fund continued to focus on those technology issues that have strong fundamentals and valuations that are low, especially relative to large-cap technology stocks.

     The financial services and energy sectors of the Fund were among the strongest during the last half of 2000. Towards the end of 2000, a number of the Fund's basic industry stocks rebounded as investors came to believe that interest rates had peaked. Offsetting this rebound was a sharp drop in the shares of Polymedica, a specialty medical products distributor. This stock was impacted by a negative article which we believe to be factually incorrect. The stock has shown some recovery but we believe it remains undervalued.

     In our view, small-cap stocks may well lead the market in 2001 as investors begin to focus more on fundamentals. We believe that the Fund, with its attractive valuation, is well-positioned to participate in this anticipated movement.

MUNDER SMALL COMPANY GROWTH FUND

FUND MANAGER: THE MUNDER SMALL COMPANY GROWTH FUND TEAM
     The Fund generated a return of -18.98% for the six-month period ended December 31, 2000, relative to the -5.88% of the Russell 2000 Index and the -23.37% return for the Russell 2000 Growth Index and the -2.29% average return for the Lipper universe of small-cap core mutual funds.

     The last six months of the year were volatile ones for the small capitalization growth segment of the stock market. Over that six-month period, the Russell 2000 Growth Index generated returns ranging from a high of 10.52% for August to a low of -18.16% in November.

     The Fund did not escape the negative returns in the small company growth segment of the market, but did perform well relative to that segment. The Fund has become somewhat defensive in nature as we have added selectively to the finance, healthcare and energy holdings.

     Our commitment to our GARP or Growth At a Reasonable Price investment discipline helped us to avoid many of the overvalued equities that have suffered the greatest corrections. We continue to invest in those companies that have delivered consistently superior earnings growth, with a focus on high quality companies that we believe are attractively valued relative to strong fundamentals. We believe that these characteristics are especially important in the volatile markets that we are now experiencing.

MUNDER FRAMLINGTON EMERGING MARKETS FUND

FUND MANAGER: THE MUNDER FRAMLINGTON EMERGING MARKETS FUND TEAM, HEADED BY WILLIAM CALVERT
     The Fund generated a return of -31.86% for the six-month period ended December 31, 2000, relative to the -24.58% return for the MSCI Emerging Markets Free Index and the -23.99% average return for the Lipper universe of emerging markets mutual funds.

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     Emerging markets suffered during 2000 from a strong dollar, tighter monetary policy (which implied a slowdown in global growth) and the high price of oil. These factors combined with the global turndown in the technology sector to create negative returns for the last half of 2000 and for the year as a whole.

     In 2001, we believe that these trends will reverse. Oil prices have already begun to fall, providing the basis for a downgrading of inflationary expectations and an upgrading of growth among the oil importers. The Federal Reserve has started to cut interest rates in response to the weaker outlook for economic growth. The International Monetary Fund (IMF) has averted crises in Turkey and Argentina. The risk premium on emerging market debt appears to be declining. As a result, many of the fundamental conditions for strong emerging market performance have fallen into place. Two key indicators of sentiment, however, fund flows and volatility, have not shown similar improvement. There has been a renewal of outflows and volatility remains high.

     Looking at specific countries, the Koreans are injecting money into their banks and the strongest banks are merging. The Korean president has signaled a new determination to complete restructuring, and union opposition has so far proved ineffective. Korea is overweighted in the Fund and is preferred over Taiwan as a vehicle for capturing economic growth in the Asian region. Elsewhere, the passage of the Mexican budget suggests that the new political order there is working better than expected. Brazil has started to cut interest rates, which should be positive for the country's economic growth.

     The financial markets are now assuming that necessary rate cuts will be made in response to economic weakness. The major risk to emerging markets lies in the extent to which economic growth in the U.S. slows. The Fund has been positioned geographically for a decline in risk aversion to the emerging markets. We expect to maintain overweightings in Turkey, Brazil, and Russia and to overweight in Mexico as well. In addition, we anticipate increasing sector exposure to telecommunications and electronics to position the Fund for improved expectations concerning global growth.

MUNDER FRAMLINGTON HEALTHCARE FUND

FUND MANAGER: THE MUNDER FRAMLINGTON HEALTHCARE FUND, HEADED BY ANTONY MILFORD
     The Fund generated a 6.33% return for the six-month period ended December 31, 2000, relative to the 8.47% average return for the Lipper universe of health/biotechnology mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, one-year, two-year and three-year periods ending December 31.

     The year 2000 was an excellent period for the healthcare sector, exceeding our expectations. We saw a rally in biotechnology stocks early in the year, while later in the year a more broad-based rally occurred, with all areas of healthcare contributing. This broad rally in healthcare stocks was due in large part to the increasing concern of investors about the outlook for world economic growth. In these circumstances, the recession-resistant nature of traditional healthcare companies appears particularly attractive.

           ---------------------------------------------------------------------

     In contrast, biotechnology stocks have their own cycle, which does not seem to coincide with the economic cycle or with that of other healthcare stocks. In fact, on a day-to-day basis, there is a reverse correlation between the behavior of biotechnology stocks and that of the major drug stocks. In 2000, biotechnology stocks have been through four phases -- strongly up in the period from January 1 through March 9, down approximately 60% between March 10 and late April, then almost doubling from the April lows before correcting over 30% on average in later weeks.

     During the six-month period ended December 31, 2000, we took some profits in the biotechnology sector in the run-up to the early November high. In retrospect, more aggressive selling would have paid off. More recently we have been adding selectively to our biotech positions.

     In some cases, we have been able to use biotech volatility somewhat to our advantage. However, there has been a limit to the extent to which we can raise and lower our exposure to the sector. There was a significant correction in health stocks through the final weeks of 2000, which was at least partly due to the uncertainties created by the presidential election gridlock. Biotechnology stocks were also caught up in the general weakness of the technology-dominated NASDAQ index. The news flow from the biotechnology industry has been generally favorable and we expect that to continue to be the case as the process of moving from gene discoveries to drugs continues.

     We cannot expect the strong 2000 returns in the healthcare sector to be matched in 2001. However, in our view, this does not mean that good returns cannot be achieved. The long-term dynamics in the healthcare sector are still moving in the right direction. In particular, the biotechnology area is better financed than it has ever been, with more drugs nearer to market. The track record of the pharmaceutical companies getting new drugs to market over the past few years has been poor and they are increasingly partnering with biotechnology companies to help them with this effort. Pharmaceuticals is one sector where the economic backdrop is less relevant to its progress and where the short-, medium- and long-term backdrop is encouraging.

MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND

FUND MANAGER: THE MUNDER FRAMLINGTON INTERNATIONAL GROWTH FUND TEAM, HEADED BY SIMON KEY
     The Fund generated a return of -15.78% for the six-month period ended December 31, 2000, relative to the -10.41% return for the Morgan Stanley EAFE Index and the -11.80% average return for the Lipper universe of international equity mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the two-year and three-year periods ending December 31.

     The continued lack of positive sentiment in the global markets has been largely a result of the uncertainty about whether the U.S. economy is heading for a soft or hard landing. The recent 0.5 percentage point cut rates in early January is clearly aimed at supporting continued growth, although at a slower pace.

     The year 2000 in Europe was one of extreme sector rotation and an unexpectedly weak currency. European TMT stocks (technology, media and telecommunications) were the best

           ---------------------------------------------------------------------

performing sector during the first quarter, rising by 17%. Between March 2000 and the end of the year, this same sector declined by close to 40%. In the currency markets, the European Central Bank clearly tried to support the falling euro over the last quarter of 2000, with a unilateral foreign exchange market intervention. Looking forward, such efforts to support a higher trading range for the euro should be made easier by a slowdown in U.S. economic growth and by a narrowing differential in interest rates. We expect European companies with a large foreign exchange exposure will suffer downgrades, especially those in the cyclicals, oil, paper and chemicals sectors. The utilities, retail and banking sectors appear to be safer havens.

     In the U.K., the stock market may benefit in early 2001 as confidence increases that interest rates are at or near the peak of the cycle. However there is still concern that equity valuation levels may be vulnerable as a result of slower growth in corporate earnings. We envisage that earnings downgrades in the U.K. are set to proliferate outside of the technology sector. In 2000, the FTSE 100 fell for the first time since 1994, with its largest decline since 1990. In all, the U.K. market slightly underperformed Europe but fared well relative to Japan.

     Valuations in Japan are still attractive, although investor sentiment remains poor. The Japanese stock market fell to a 20-month low on December 21, as a result of disappointment that a vote of no confidence in Prime Minister Mori had succeeded. The Japanese market views the weak position of the Prime Minister as a negative for the economy. Two factors have driven the Japanese market down sharply this year. The weakening of the U.S. stock market resulted in foreign investors selling Japanese stocks in the first half of the year. In the second half of the year, the consensus belief of global economic slowdown and weaker corporate earnings dampened the market.

     Given the uncertainty in global stock markets, we are maintaining increasingly neutral positions in terms of both sectors and countries. We do not, however, want the portfolio to become overly defensive, especially as most defensive stocks appear expensive relative to any realistic long-term growth rate. Rather, we are emphasizing Growth At a Reasonable Price (GARP) over growth at any price (GAAP) and trying to ensure visibility of earnings. We also believe that larger capitalization stocks are a safer bet in the current environment than small company stocks, particularly in the technology area. Risk premiums have widened out considerably but now appear to be overstating the risk of a hard landing. Any narrowing of these risk premiums would benefit growth stocks relative to value stocks.

     We expect global economic growth in 2001. Although defensive stocks may have offered the best returns in 2000, they now look expensive when considering their long-term growth rates.

BOND MARKET
     During the last six months of 2000, the strong performance of the bond market provided a sharp contrast to the negative returns generated by the stock market. The Lehman Brothers Aggregate Bond Index earned a 7.36% return during the second half of the year, compared to the -8.72% return for the S&P 500 Index.

           ---------------------------------------------------------------------

     The third quarter of the year was the first since the first quarter of 1999 that the Federal Reserve did not push interest rates higher. The combination of a benign inflation outlook and a more negative tone to the stock market were sufficient reasons for the Federal Reserve to keep monetary policy on hold. The major rally in the bond market, however, took place during the fourth quarter, with the yield on long-term Treasury bonds falling by 50 basis points (0.5 percentage points) while the yields on intermediate- term bonds fell by 80 to 90 basis points. This really was due in part to expectations that the Federal Reserve, which shifted from an inflation-fighting to a neutral bias in December, would reduce interest rates significantly in 2001. In fact, on January 3, 2001, the Federal Reserve announced a reduction in the Federal Funds rates of 50 basis points.

     Our fixed income discipline focuses on high quality securities and avoids strategies based on interest rate forecasts. Both of these characteristics served our shareholders well during the last half of 2000.

[Please note: In some of the following commentary, the Munder Income Funds are compared to Lehman Brothers indices. It is important to remember that the returns for the Munder Income Funds are reported after the deduction of all expenses. Since the Lehman Brothers indices are not actual funds, you cannot invest directly in them and there are no expenses netted against their returns.]

MUNDER BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund earned a 6.53% return for the six-month period ended December 31, 2000, compared to the 7.37% return for the Fund's benchmark, the Lehman Brothers Government/ Corporate Bond Index and the 6.56% average return for the Lipper universe of corporate debt A rated mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-year, three-year and five-year periods ending December 31.

     The bond market, measured by the Lehman Brothers Aggregate Bond Index, generated positive performance for each quarter of 2000. The strongest performance, however, occurred during the last half of the year. From January through June, the Lehman Aggregate Index had a 3.98% return. From July through December, the Index generated a 7.36% return. Among the reasons for the stronger bond market were slowing economic growth and the shift by the Federal Reserve from an inflation-fighting to a neutral bias.

     During the third quarter, the "bulleted" structure of the Fund, with maturities grouped around the targeted duration (a measure of the price sensitivity of a bond to changes in interest rates) of the Fund, helped to boost performance. This structure most positively affects performance when yields on longer-term and shorter-term maturities are moving farther apart. During the fourth quarter, the Fund's underweighting in corporate bonds was also a positive for returns. Within the corporate sector, however, there was a significant divergence in performance from one issue to another. A few of the corporate bonds held in the Fund struggled during the quarter, and this held back the relative performance of the Fund during the last months of the year.

           ---------------------------------------------------------------------

MUNDER INTERMEDIATE BOND FUND

FUND MANAGERS: ANNE K. KENNEDY AND PETER G. ROOT
     The Fund generated a return of 5.66% for the six-month period ended December 31, 2000, relative to the 6.68% return for the Lehman Brothers Intermediate Government/Corporate Bond Index and a 5.31% average return for the Lipper universe of short intermediate investment grade debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for three-month, six-month, nine-month, one-year and three-year periods ending December 31.

     Among the factors that helped boost the performance of the Fund during this six-month period were the Fund's relatively heavy weighting in non-Treasury securities and its focus on high quality securities. We favor companies rated A or higher, with a substantial portion of the Fund invested in securities rated AA or AAA. Partially offsetting these positive factors, however, was the performance of Comdisco, a corporate bond that was negatively impacted by the decline in the NASDAQ market.

MUNDER INTERNATIONAL BOND FUND

FUND MANAGERS: SHARON E. FAYOLLE AND PETER G. ROOT
     The Fund earned a return of -0.54% for the six-month period ended December 31, 2000 relative to the -0.70% return for the Salomon Brothers Non-U.S. World Government Bond Index and the 1.98% return for the Lipper universe of international income mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the three-year period ending December 31.

     During the last half of 2000, the Salomon Brothers Non-U.S. World Government Bond Index improved from a -4.52% return during the third quarter to a 4.00% return for the fourth quarter. The improvement of the Index during the fourth quarter was partly due to the strengthening of currencies relative to the U.S. dollar. The euro, which fell against the U.S. dollar during the third quarter of the year, rose by close to 6.5% relative to the dollar during the fourth quarter. Reasons for the strengthening of the euro included a shift in capital flows from the U.S. back to Europe due to stock market weakness in the U.S., concerns over the weakening of the U.S. economy both absolutely and relative to European economies, falling U.S. interest rates and the prospects of further rate declines in the U.S. The dollar-bloc countries of Canada, the U.K. and Australia strengthened to a lesser extent during this same period. In contrast, the Japanese yen fell by 5.5% during the fourth quarter relative to the U.S. dollar. The primary reason for yen weakness was the highlighting of Japan's economic weakness by the continuation of high visibility bankruptcies, a weak stock market, weak economic reports and a decline in expectations for growth within the manufacturing sector.

     The combination of strength in the euro and a global decline in interest rates during the last quarter of the year helped to move the Salomon Brothers Index into positive territory during the last quarter of 2000. The performance of the Fund reflected this positive movement, with a return that moved from a negative level to a positive one from the third quarter into the fourth quarter.

           ---------------------------------------------------------------------

MUNDER U.S. GOVERNMENT INCOME FUND

FUND MANAGERS: PETER G. ROOT AND ANNE K. KENNEDY
     The Fund exhibited a return of 7.51% for the six-month period ended December 1, 2000, relative to the 7.37% return for the Lehman Brothers Government/Corporate Bond Index and the 7.41% average return for the Lipper universe of general U.S. government mutual funds. Compared to the Lipper universe, the Fund has earned above-average returns for the three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ending December 31.

     During the last half of 2000, the performance of the Fund was aided by its underweighting in Treasury securities. This was especially positive for performance during the third quarter of the year. During the fourth quarter, as interest rates continued to fall, the performance of mortgage-backed securities, although still positive, fell behind other bond market sectors. The Fund's overweighting in mortgage-backed securities, which was a positive for returns during the third quarter, held back relative returns during the last three months of the year.

MUNDER MICHIGAN TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.42% for the six-month period ended December 31, 2000, relative to the 6.58% average return for the Lipper universe of Michigan municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31. The Fund is also measured against a custom index made up of a combination of the Lehman 10-year, 15-year and 20-year municipal bond indexes. This custom index had a return of 7.56% for the six-month period ended December 31, 2000.

     The absolute performance of the Fund was boosted by the general decline in interest rates that occurred during the last quarter of 2000. In an environment of fast-moving markets and declining rates, the Fund's overweighting in longer-term maturities had a positive impact on relative returns. An overweighting in securities with credit ratings of A and higher also helped to boost relative performance, given the outperformance of these securities relative to BBB rated bonds. Only partially offsetting these positive factors was the fact that Michigan securities tended to underperform the returns of some specialty states during the quarter.

MUNDER TAX-FREE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 7.17% for the six-month period ended December 31, 2000, relative to the 6.59% average return for the Lipper universe of general municipal debt mutual funds. The Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year, five-year and ten-year periods ending December
31. The Fund is also measured against the Lehman Brothers 20-year Municipal Bond Index and a custom index made up of a combination of the Lehman Brothers 10-year, 15-year and 20-year Municipal Bond Indexes. The 20-Year Municipal Bond Index had a return of 8.68% and the custom index had a return of 7.56%, each for the six-month period ended 2000.

           ---------------------------------------------------------------------

     The general decline in interest rates during the fourth quarter of 2000 was a key factor in the strong absolute performance of the Fund during the last half of 2000. During this period, the Fund's overweighting in longer-maturity bonds helped to boost performance. In addition, while an underweighting in California bonds held back returns during the third quarter, it was a positive for performance during the fourth quarter.

MUNDER TAX-FREE SHORT-INTERMEDIATE BOND FUND

FUND MANAGERS: TALMADGE D. GUNN AND ROGER A. SODERSTROM
     The Fund earned a return of 4.21% for the six-month period ended December 31, 2000, relative to the 8.68% return of the Lehman Brothers 20-year Municipal Bond Index, 4.68% return of the Lehman Brothers Mutual Fund Intermediate/Short Municipal Index and the 5.31% average return for the Lipper universe of short intermediate municipal debt mutual funds. Compared to the Lipper universe, the Fund has earned average or above-average returns for the one-month, three-month, six-month, nine-month, one-year, two-year, three-year and five-year periods ending December 31.

     The strong absolute performance of the Fund was due to the general decline in interest rates that occurred during the fourth quarter of 2000. The high quality of the Fund, with its overweighting in securities rated A or higher, was a key factor in the strong relative performance of the Fund. An underweighting in bonds backed by corporate-type obligations also helped to boost relative returns during the last months of the year. In addition, while the Fund's underweighting in California bonds hurt performance during the third quarter, it contributed positively to relative returns during the fourth quarter.

                                      xviii

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS -- 53.9%
    ADVERTISING -- 0.6%
     8,290    Interpublic Group of
                Companies, Inc.        $    352,843
     2,100    Omnicom, Inc.                 174,038
                                       ------------
                                            526,881
                                       ------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.5%
     9,800    Oshkosh Truck
                Corporation                 431,200
                                       ------------
    BANKING AND FINANCIAL SERVICES -- 3.7%
     4,750    Chase Manhattan
                Corporation                 215,828
    17,768    Citigroup, Inc.               907,278
     2,900    Firstar Corporation            67,425
    15,900    FleetBoston Financial
                Corporation                 597,244
     3,200    Mellon Financial
                Corporation                 157,400
     4,351    Metris Companies, Inc.        114,486
       800    Morgan Stanley, Dean
                Witter, Discover and
                Company                      63,400
     6,400    PNC Bank Corporation          467,600
     8,000    Wells Fargo & Company         445,500
     7,800    Zions Bancorp                 487,013
                                       ------------
                                          3,523,174
                                       ------------
    BROADCASTING -- 0.8%
     3,740    Clear Channel
                Communications, Inc.+       181,156
     8,200    Entercom Communications
                Corporation+                282,388
    61,500    Spanish Broadcasting
                System, Inc., Class
                A+                          307,500
                                       ------------
                                            771,044
                                       ------------
    BUILDING MATERIALS -- 0.5%
    19,000    Masco Corporation             488,063
                                       ------------
    CHEMICALS - SPECIALTY -- 0.9%
    11,100    Air Products &
                Chemicals, Inc.             455,100

SHARES                                        VALUE
---------------------------------------------------
    CHEMICALS - SPECIALTY (CONTINUED)
     6,900    Om Group, Inc.           $    376,912
                                       ------------
                                            832,012
                                       ------------
    COMMERCIAL SERVICES -- 0.3%
    10,200    Quanta Services, Inc.+        328,313
                                       ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES -- 4.4%
     8,580    Affiliated Computer
                Services, Inc.+             520,699
     1,200    Computer Sciences
                Corporation+                 72,150
    11,775    EMC Corporation               783,037
     1,600    Hewlett-Packard Company        50,500
     4,985    International Business
                Machines Corporation        423,725
     1,720    Juniper Networks, Inc.+       216,828
    15,845    Microsoft Corporation+        687,277
     9,230    Oracle Corporation+           268,247
    44,300    Read-Rite Corporation+        178,584
    11,900    SBS Technologies, Inc.+       356,256
     5,250    Sun Microsystems, Inc.+       146,344
     5,370    VERITAS Software
                Corporation+                469,875
                                       ------------
                                          4,173,522
                                       ------------
    DIVERSIFIED -- 0.6%
     9,485    Tyco International
                Ltd.                        526,417
                                       ------------
    DRUGS -- 4.0%
    14,100    American Home Products
                Corporation                 896,055
     5,250    Amgen, Inc.+                  335,672
     3,790    Cardinal Health, Inc.         377,579
    23,295    Curis, Inc.+                  206,743
     6,665    Merck & Co., Inc.             624,010
     8,950    Pfizer, Inc.                  411,700
    13,905    Schering-Plough
                Corporation                 789,109
       970    Sepracor, Inc.+                77,721
                                       ------------
                                          3,718,589
                                       ------------
    ELECTRICAL EQUIPMENT -- 1.8%
       900    Emerson Electric
                Company                      70,931
    23,260    General Electric
                Company                   1,115,026

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT (CONTINUED)
    57,650    Imatron, Inc.+           $     79,269
    13,250    Park Electrochemical
                Corporation                 406,610
                                       ------------
                                          1,671,836
                                       ------------
    ELECTRONICS -- 3.2%
     1,935    Celestica, Inc.+              104,974
    18,400    CISCO Systems, Inc.+          703,800
     6,800    CTS Corporation               247,775
    23,950    Diodes, Inc.+                 248,481
    25,600    General Semiconductor,
                Inc.+                       160,000
    46,900    Hydrogenics
                Corporation+                205,188
     2,630    Jabil Circuit, Inc.+           66,736
     9,500    Microchip Technology,
                Inc.+                       208,406
       400    Sanmina Corporation+           30,650
     5,800    SCI Systems, Inc.+            152,975
     3,200    Solectron Corporation+        108,480
     4,800    Teradyne, Inc.+               178,800
    13,800    Trimble Navigation
                Ltd.+                       331,200
    32,600    Valence Technology,
                Inc.+                       303,587
                                       ------------
                                          3,051,052
                                       ------------
    ENVIRONMENTAL -- 0.3%
    14,300    Republic Services,
                Inc.+                       245,781
                                       ------------
    FINANCIAL SERVICES -- 2.9%
    14,300    Actrade Financial
                Technologies Ltd.+          315,494
     7,390    Automatic Data
                Processing, Inc.            467,879
     1,700    Capital One Financial
                Corporation                 111,881
    13,910    Federal Home Loan
                Mortgage Corporation        958,051
     2,000    Fiserv, Inc.+                  94,875
     5,780    Lehman Brothers
                Holdings, Inc.              390,873
     5,300    USA Education, Inc.           360,400
                                       ------------
                                          2,699,453
                                       ------------

SHARES                                        VALUE
---------------------------------------------------
    FOOD AND BEVERAGES -- 2.0%
     8,245    Anheuser-Busch
                Companies, Inc.+       $    375,148
     7,500    Constellation Brands,
                Inc., Class A+              440,625
    11,600    McCormick & Company,
                Inc.                        418,325
     2,425    Quaker Oats Company           236,134
    12,070    Sysco Corporation             362,100
                                       ------------
                                          1,832,332
                                       ------------
    GROCERY -- 0.3%
     3,800    Safeway, Inc.+                237,500
                                       ------------
    HEALTH CARE -- 0.9%
    12,570    Health Management
                Associates, Inc.+           260,827
     9,300    Tenet Healthcare
                Corporation                 413,269
     2,400    Trigon Healthcare,
                Inc.+                       186,750
                                       ------------
                                            860,846
                                       ------------
    INSURANCE -- 1.6%
    11,600    Ace Ltd., ADR                 492,275
     2,037    American International
                Group, Inc.                 200,772
       635    CIGNA Corporation              84,010
     1,300    Marsh & McLennan
                Companies, Inc.             152,100
     2,300    MGIC Investment
                Corporation                 155,106
     5,500    Radian Group, Inc.            412,844
                                       ------------
                                          1,497,107
                                       ------------
    INTERNET SOFTWARE -- 1.0%
    61,200    ClickAction, Inc.+            336,600
     3,690    Internet Security
                Systems, Inc.+              289,434
     2,025    VeriSign, Inc.+               150,230
     2,350    webMethods, Inc.+             209,003
                                       ------------
                                            985,267
                                       ------------
    MACHINERY AND HEAVY EQUIPMENT -- 1.0%
    12,600    Deere & Company               577,238
     8,390    Dover Corporation             340,319
                                       ------------
                                            917,557
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    MANUFACTURING -- 1.1%
    15,850    GenTek, Inc.             $    261,525
    20,750    TTM Technologies, Inc.+       294,391
    22,550    Varco International,
                Inc.+                       490,462
                                       ------------
                                          1,046,378
                                       ------------
    MEDICAL SERVICES AND SUPPLIES -- 3.1%
     6,860    Baxter International,
                Inc.                        605,824
     4,000    Bindley Western
                Industries, Inc.            166,250
     6,730    Biomet, Inc.                  267,097
    17,600    Diversa Corporation+          315,700
     4,050    Johnson & Johnson
                Company                     425,503
    19,600    Orthofix International
                N.V., ADR+                  374,850
    11,100    PolyMedica Corporation+       370,463
    12,300    Specialty Laboratories,
                Inc.+                       407,437
                                       ------------
                                          2,933,124
                                       ------------
    OIL AND GAS -- 5.1%
    13,600    Baker Hughes, Inc.            565,250
    11,500    Barrett Resources
                Corporation+                653,344
    42,800    Bellwether Exploration
                Company+                    363,800
     1,000    BJ Services Company+           68,875
     2,800    Coastal Corporation           247,275
     1,100    Devon Energy
                Corporation                  67,067
     7,600    El Paso Energy
                Corporation                 544,350
     1,600    Enron Corporation             133,000
     5,425    Exxon Mobil Corporation       471,636
     2,000    Hanover Compressor
                Company+                     89,125
    46,350    Key Energy Group, Inc.+       483,778
    10,800    Noble Drilling
                Corporation+                469,125
    33,100    Remington Oil & Gas
                Corporation+                430,300

SHARES                                        VALUE
---------------------------------------------------
    OIL AND GAS (CONTINUED)
     2,400    Royal Dutch Petroleum
                Company, GDR           $    145,350
     2,200    Tosco Corporation              74,662
                                       ------------
                                          4,806,937
                                       ------------
    PAPER AND FOREST PRODUCTS -- 0.4%
     5,900    Kimberly-Clark
                Corporation                 417,071
                                       ------------
    REAL ESTATE INVESTMENT TRUST -- 0.8%
     4,000    Apartment Investment &
                Management Company,
                Class A                     199,750
    13,400    Duke-Weeks Realty
                Corporation                 329,975
     8,000    Kilroy Realty
                Corporation                 228,500
                                       ------------
                                            758,225
                                       ------------
    RESTAURANTS -- 1.0%
     7,210    Brinker International,
                Inc.+                       304,622
     1,500    Outback Steakhouse,
                Inc.+                        38,813
     1,500    Papa John's
                International, Inc.+         33,375
    22,500    Wendy's International,
                Inc.                        590,625
                                       ------------
                                            967,435
                                       ------------
    RETAIL -- 2.5%
     8,800    BJs Wholesale Club,
                Inc.+                       337,700
    37,455    Family Dollar Stores,
                Inc.                        802,942
    10,200    Gadzooks, Inc.+               150,450
    47,800    Hollywood Entertainment
                Corporation+                 50,787
    21,800    Intimate Brands, Inc.         327,000
     7,595    RadioShack Corporation        325,161
     6,985    Wal-Mart Stores, Inc.+        371,078
                                       ------------
                                          2,365,118
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                        VALUE
---------------------------------------------------
COMMON STOCKS (CONTINUED)
    RETAIL - BUILDING SUPPLIES -- 0.2%
     1,950    Home Depot, Inc.         $     89,091
     1,600    Lowes Companies, Inc.          71,200
                                       ------------
                                            160,291
                                       ------------
    SEMICONDUCTORS -- 1.4%
     3,500    Altera Corporation+            92,094
    16,785    Intel Corporation             504,599
     2,800    Maxim Integrated
                Products, Inc.+             133,875
       690    PMC-Sierra, Inc.+              54,251
     1,750    SDL, Inc.+                    259,328
    36,800    White Electronic
                Designs Corporation         238,050
                                       ------------
                                          1,282,197
                                       ------------
    TELECOMMUNICATIONS -- 6.1%
     5,510    Amdocs Ltd.+                  365,037
     7,800    BellSouth Corporation         319,312
     2,150    CIENA Corporation+            174,688
    14,025    Comcast Corporation
                Special, Class A+           585,544
     5,510    Comverse Technology,
                Inc.+                       598,524
     3,300    Corning, Inc.                 174,281
    18,600    Ditech Communications
                Corporation+                298,762
    29,600    DMC Stratex Networks,
                Inc.+                       444,000
    46,750    Elastic Networks, Inc.+       192,844
     9,800    Gilat Satellite
                Networks Ltd., ADR+         249,900
    15,800    Lucent Technologies,
                Inc.                        213,300
     6,925    Nortel Networks
                Corporation                 222,033
     1,100    Powerwave Technologies,
                Inc.+                        64,350
    20,250    Price Communications
                Corporation                 340,453
     2,600    Qwest Communications
                International Inc.+         106,600
    15,200    SBC Communications,
                Inc.                        725,800
     4,000    Sonus Networks, Inc.+         101,000

SHARES                                        VALUE
---------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
       300    Tellabs, Inc.+           $     16,950
       700    Verizon Communications,
                Inc.                         35,088
     2,060    VoiceStream Wireless
                Corporation+                207,288
    21,050    WJ Communications,
                Inc.+                       299,962
                                       ------------
                                          5,735,716
                                       ------------
    TRANSPORTATION -- 0.0%#
         1    Kansas City Southern
                Industries, Inc.+                 5
                                       ------------
    UTILITIES -- 0.9%
     2,500    Duke Energy
                Corporation+                213,125
    11,600    Northeast Utilities           281,300
    13,200    Southern Energy, Inc.+        373,725
                                       ------------
                                            868,150
                                       ------------
TOTAL COMMON STOCKS
                   (Cost $51,098,887)    50,658,593
                                       ------------
PREFERRED STOCKS -- 0.3%
                      (Cost $311,364)
    TELECOMMUNICATIONS -- 0.3%
    12,000    AT&T Corporation              306,000
                                       ------------
PRINCIPAL
AMOUNT
----------
ASSET-BACKED SECURITIES -- 1.3%
$  298,800    Chevron Trust Fund,
                8.110% due 12/01/2004       306,563
   600,000    Peco Energy Transition
                Trust, Series 1999-A,
                Class A6,
                6.050% due 03/01/2009       595,212
   300,000    WFS Financial 2000 C
                Owner Trust,
                7.170% due 02/20/2008       308,122
                                       ------------
TOTAL ASSET-BACKED SECURITIES
                    (Cost $1,192,147)     1,209,897
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
COLLATERALIZED MORTGAGE OBLIGATIONS (CMO) -- 3.1%
   575,000    Discover Card Master
                Trust I, Series
                1999-6, Class A,
                6.850% due 07/17/2007  $    591,450
   456,623    Federal Home Mortgage
                Corporation, Series
                1541, Class F, 6.250%
                due 05/15/2019              455,486
   550,000    Federal Home Mortgage
                Corporation, Series
                1702-A,
                Class PD,
                6.500% due 04/15/2022       554,255
   610,000    Federal National
                Mortgage Association,
                Series 1998-61, Class
                PK,
                6.000% due 12/25/2026       596,410
   750,000    Mortgage Capital
                Funding, Inc., Series
                1998, Class A2,
                6.337% due 11/18/2031       747,657
                                       ------------
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (CMO)
                    (Cost $2,857,894)     2,945,258
                                       ------------
CORPORATE BONDS AND NOTES -- 10.4%
    BUSINESS SERVICES -- 0.5%
   450,000    Convergys Corporation,
                7.453% due 09/09/2002       448,313
                                       ------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    FINANCE -- 3.5%
   525,000    Bank of America
                Corporation,
                7.800% due 02/15/2010  $    546,413
   650,000    Boeing Capital
                Corporation,
                6.350% due 11/15/2007       645,067
   250,000    Countrywide Capital
                III, 8.050% due
                06/15/2027                  221,557
   497,694    DLJ Commercial Mortgage
                Corporation, Series
                2000,
                Class A1A,
                6.930% due 08/10/2009       512,574
   150,000    First Union National
                Bank,
                7.800% due 08/18/2010       154,734
   400,000    Ford Motor Credit
                Company,
                7.600% due 08/01/2005       410,718
   300,000    Pitney Bowes Credit
                Corporation,
                8.625% due 02/15/2008       328,625
   500,000    The CIT Group, Inc.,
                7.500% due 11/14/2003       506,656
                                       ------------
                                          3,326,344
                                       ------------
    GOVERNMENT AGENCY -- 0.4%
   400,000    Tennessee Valley
                Authority,
                6.375% due 06/15/2005       409,404
                                       ------------

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL -- 1.6%
   250,000    American Greetings
                Corporation,
                6.100% due 08/01/2028  $    215,009
   300,000    Harris Corporation,
                6.350% due 02/01/2028       277,844
   455,000    Lowes Companies, Inc.,
                8.250% due 06/01/2010       478,808
   550,000    Unilever Capital
                Corporation,
                6.750% due 11/01/2003       559,884
                                       ------------
                                          1,531,545
                                       ------------
    INSURANCE -- 0.7%
   600,000    Axa,
                8.600% due 12/15/2030       617,507
                                       ------------
    OIL AND GAS -- 0.4%
   400,000    El Paso Energy
                Corporation,
                7.375% due 12/15/2012       407,526
                                       ------------
    PUBLISHING -- 0.6%
   495,000    The Times Mirror
                Company,
                7.450% due 10/15/2009       511,303
                                       ------------
    TELECOMMUNICATIONS -- 1.6%
   360,000    AT&T Corporation,
                6.000% due 03/15/2009       320,816
   380,000    British
                Telecommunications
                Plc,
                8.125% due 12/15/2010       385,140

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
   550,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030             $    516,681
   300,000    WorldCom, Inc.,
                7.875% due 05/15/2003       303,608
                                       ------------
                                          1,526,245
                                       ------------
    UTILITY - ELECTRIC -- 1.1%
   250,000    National Rural
                Utilities Cooperative
                Finance, 6.125% due
                05/15/2005                  248,965
   300,000    Puget Sound Energy,
                Inc., 7.020% due
                12/01/2027                  276,679
   450,000    TECO Energy, Inc.,
                7.000% due 10/01/2002       454,948
                                       ------------
                                            980,592
                                       ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $9,800,509)                       9,758,779
                                       ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 6.5%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 3.5%
              FHLMC:
 1,300,000    5.125% due 10/15/2008       1,229,978
 1,195,000    7.000% due 02/15/2003       1,228,188
   675,000    7.000% due 07/15/2005         708,397
    75,952    Pool #E62394, Gold,
                7.500% due 09/01/2010        77,424
                                       ------------
                                          3,243,987
                                       ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 2.6%
              FNMA:
   980,000    5.250% due 01/15/2009         933,699
 1,000,000    7.000% due 07/15/2005       1,049,477

                       See Notes to Financial Statements.

           Munder Balanced Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
   141,363    Pool #303105,
                11.000% due
                11/01/2020             $    154,388
   260,191    Pool #100081,
                11.500% due
                08/01/2016                  289,544
                                       ------------
                                          2,427,108
                                       ------------
    GOVERNMENT AGENCY -- 0.3%
 1,775,000    Resolution Funding
                Corporation,
                0.010% due 04/15/2030       317,546
                                       ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.1%
   138,735    Pool #780584,
                7.000% due 06/15/2027       139,403
                                       ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
                    (Cost $6,027,070)     6,128,044
                                       ------------
U.S. TREASURY OBLIGATIONS -- 14.8%
    U.S. TREASURY BONDS -- 5.5%
   422,788    3.875% due 04/15/2029         433,501
 2,350,000    7.500% due 11/15/2016       2,834,459
 1,480,000    8.000% due 11/15/2021       1,914,981
                                       ------------
                                          5,182,941
                                       ------------
    U.S. TREASURY NOTES -- 9.3%
 1,050,000    5.750% due 08/15/2010       1,100,448
   100,000    6.750% due 05/15/2005         106,440
 4,935,000    7.000% due 07/15/2006       5,372,740

PRINCIPAL
AMOUNT                                        VALUE
---------------------------------------------------
    U.S. TREASURY NOTES (CONTINUED)
   225,000    7.500% due 11/15/2001    $    228,660
 1,700,000    7.875% due 11/15/2004       1,860,636
                                       ------------
                                          8,668,924
                                       ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $13,374,971)                     13,851,865
                                       ------------
REPURCHASE AGREEMENT -- 8.0%
                    (Cost $7,477,000)
 7,477,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $7,481,943 on
                01/02/2001,
                collateralized by
                $5,755,000 U.S.
                Treasury Note,
                8.125%, maturing
                08/15/2019
                (value $7,632,568)        7,477,000
                                       ------------

OTHER INVESTMENTS**
  (Cost $19,577,653)          20.8%       19,577,653
                             -----      ------------
TOTAL INVESTMENTS
  (Cost $111,717,495*)       119.1%      111,913,089
OTHER ASSETS AND
  LIABILITIES (NET)          (19.1)      (17,948,775)
                             -----      ------------
NET ASSETS                   100.0%     $ 93,964,314
                             =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000 the market value of the securities on loan is $18,951,209. Collateral received for securities loaned of $19,577,653 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.
  # Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 74.4%
    CANADA -- 0.9%
    10,000    Neurochem, Inc.+          $   58,988
     1,000    QLT, Inc.+                    28,000
                                        ----------
                                            86,988
                                        ----------
    DENMARK -- 0.4%
     1,500    Genmab A/S+                   34,560
                                        ----------
    GERMANY -- 1.9%
     3,275    Evotec Biosystems AG         101,175
     1,000    Lion Bioscience AG+           80,754
                                        ----------
                                           181,929
                                        ----------
    ITALY -- 0.6%
     1,500    Biosearch Italia SpA+         62,397
                                        ----------
    NETHERLANDS -- 0.5%
     6,000    Crucell NV+                   44,509
                                        ----------
    SWEDEN -- 2.1%
       950    Biacore International
                AB+                         43,278
     3,100    Karo Bio AB+                  96,885
     6,000    PyroSequencing AB+            61,659
                                        ----------
                                           201,822
                                        ----------
    UNITED KINGDOM -- 4.8%
     3,000    Cambridge Antibody
                Technology Group Plc+      170,464
     9,000    Celltech Group Plc+          159,205
     5,600    Oxford GlycoSciences
                Plc+                       126,442
                                        ----------
                                           456,111
                                        ----------
    UNITED STATES -- 63.2%
     5,000    3 Dimensional
                Pharmaceuticals, Inc.+      74,062
     2,500    Abegenix, Inc.+              147,656
     5,000    Aclara Biosciences,
                Inc.+                       54,375
     2,000    Affymetrix, Inc.+            148,875
     2,000    Albany Molecular
                Research, Inc.+            123,250
     1,000    Alexion Pharmaceuticals,
                Inc.+                       64,938
     1,200    Amgen, Inc.+                  76,725
     2,000    Applera Corporation --
                Applied Biosystems
                Group+                     188,125

SHARES                                       VALUE
--------------------------------------------------
    UNITED STATES (CONTINUED)
     2,500    Arena Pharmaceuticals,
                Inc.+                   $   38,750
     3,000    Aurora Biosciences
                Corporation+                94,312
     6,000    Bruker Daltonics, Inc.+      141,375
     2,300    Cell Therapeutics, Inc.+     103,644
     1,500    Cephalon, Inc.+               94,969
     3,500    COR Therapeutics, Inc.+      123,156
     3,500    Corixa Corporation+           97,562
     7,500    Corvas International,
                Inc.+                      107,812
     4,500    Cubist Pharmaceuticals,
                Inc.+                      130,500
     1,800    CV Therapeutics, Inc.+       127,350
     3,500    Dyax Corporation+             74,211
     8,000    Exelixis, Inc.+              117,000
     1,500    Genetech, Inc.+              122,250
    12,000    Genomic Solutions, Inc.+      91,500
     5,000    Genzyme Molecular
                Oncology+                   45,938
     6,000    Guilford
                Pharmaceuticals, Inc.+     108,000
     2,000    Human Genome Sciences,
                Inc.+                      138,625
     2,150    ICOS Corporation+            111,666
     2,800    ILEX Oncology, Inc.+          73,675
     6,000    ImmunoGen, Inc.+             128,625
     2,000    Inhale Therapeutic
                Systems, Inc.+             101,000
     3,000    Inspire Pharmaceuticals,
                Inc.+                       78,187
     3,000    Intermune
                Pharmaceuticals, Inc.+     133,875
    14,000    Introgen Therapeutics,
                Inc.+                       98,000
     2,000    Invitrogen Corporation+      172,750
     8,000    La Jolla Pharmaceutical
                Company+                    37,750
     1,925    Large Scale Biology
                Corporation+                18,288
     3,500    Luminex Corporation+          91,219
     2,000    Medarex, Inc.+                81,500
     2,500    MedImmune, Inc.+             119,219
     2,000    Millennium
                Pharmaceuticals, Inc.+     123,750
     1,400    Molecular Devices
                Corporation+                95,812

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED STATES (CONTINUED)
     1,000    Myriad Genetics, Inc.+    $   82,750
     2,587    NeoPharm, Inc.+               97,983
     4,000    Neurocrine Biosciences,
                Inc.+                      132,500
     2,100    NPS Pharmaceuticals,
                Inc.+                      100,800
    14,000    Orchid Biosciences,
                Inc.+                      196,000
     1,800    OSI Pharmaceuticals,
                Inc.+                      144,225
     3,000    Pharmacopeia, Inc.+           65,437
     1,500    Pharmacyclics, Inc.+          51,375
     6,000    POZEN, Inc.+                 109,500
     3,000    PRAECIS Pharmaceuticals,
                Inc.+                       87,750
     5,000    Sangamo BioSciences,
                Inc.+                       97,500
     1,800    Sepracor, Inc.+              144,225
    10,000    Telik, Inc.+                  66,250
     3,000    Titan Pharmaceuticals,
                Inc.+                      106,110
    10,000    Transgenomic, Inc.+          105,000
     2,500    Transkaryotic Therapies,
                Inc.+                       91,094
     2,000    Trimeris, Inc.+              109,750
    12,000    Versicor, Inc.+              103,500
                                        ----------
                                         5,992,025
                                        ----------
TOTAL COMMON STOCKS
  (Cost $7,281,587)                      7,060,341
                                        ----------
PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 16.5%
  (Cost $1,559,000)
$1,559,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/30/2000, to be
                repurchased at
                $1,560,031 on
                01/02/2001,
                collateralized by
                $1,160,000 U.S.
                Treasury Note,
                8.500% maturing
                02/15/2020
                (value $1,593,912)      $1,559,000
                                        ----------

TOTAL INVESTMENTS
  (Cost $8,840,587*)           90.9%      8,619,341
OTHER ASSETS AND
  LIABILITIES (NET)             9.1         866,390
                              -----      ----------
NET ASSETS                    100.0%     $9,485,731
                              =====      ==========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Bio(Tech)(2) Fund was as follows:

                              % OF
                           NET ASSETS        VALUE
                           -----------------------
COMMON STOCKS:
Drug and Health Care.....     60.0%     $5,689,558
Medical Instruments,
  Services, and
  Supplies...............     14.4       1,370,783
                             -----      ----------
TOTAL COMMON
  STOCKS.................     74.4       7,060,341
REPURCHASE AGREEMENT.....     16.5       1,559,000
                             -----      ----------
TOTAL INVESTMENTS........     90.9       8,619,341
OTHER ASSETS AND
  LIABILITIES (NET)......      9.1         866,390
                             -----      ----------
NET ASSETS...............    100.0%     $9,485,731
                             =====      ==========

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 79.9%
    ADVERTISING -- 2.9%
     1,820    Omnicom, Inc.            $   150,832
     3,255    TMP Worldwide, Inc.+         179,025
                                       -----------
                                           329,857
                                       -----------
    BANKS -- 2.9%
     4,935    FleetBoston Financial
                Corporation                185,371
     2,420    Zions Bancorp                151,099
                                       -----------
                                           336,470
                                       -----------
    CHEMICALS - SPECIALTY -- 1.3%
     4,050    Symyx Technologies,
                Inc.+                      145,800
                                       -----------
    COMMUNICATION SERVICES -- 5.7%
     3,920    Clear Channel
                Communications+            189,875
     4,375    Comcast Corporation
                Special+                   182,656
     3,815    SBA Communications
                Corporation+               156,653
     2,685    SBC Communications,
                Inc.                       128,209
                                       -----------
                                           657,393
                                       -----------
    COMPUTERS AND BUSINESS EQUIPMENT -- 6.9%
     1,750    Brocade Communications
                Systems, Inc.+             160,672
     6,130    Cisco Systems, Inc.+         234,472
     2,610    EMC Corporation+             173,565
     4,735    Intel Corporation            142,346
     1,205    McDATA Corporation+           65,974
       895    Sun Microsystems, Inc.+       24,948
                                       -----------
                                           801,977
                                       -----------
    CONGLOMERATES -- 5.9%
     9,845    General Electric
                Company                    471,945
     3,770    Tyco International Ltd.      209,235
                                       -----------
                                           681,180
                                       -----------
    COSMETICS AND TOILETRIES -- 1.2%
     2,835    Avon Products, Inc.          135,726
                                       -----------
    DOMESTIC OIL -- 1.0%
     1,910    Royal Dutch Petroleum
                Company                    115,674
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    DRUGS AND HEALTH CARE -- 12.2%
     2,050    American Home Products
                Corporation            $   130,278
     3,765    Amgen, Inc.+                 240,725
     2,750    Baxter International,
                Inc.                       242,859
     2,180    Cardinal Health, Inc.        217,182
     1,160    Genetech, Inc.+               94,540
     1,220    Medimmune, Inc.+              58,179
     2,925    Merck & Co., Inc.            273,853
       945    Sepracor, Inc.+               75,718
     1,925    Transkaryotic
                Therapies, Inc.+            70,142
                                       -----------
                                         1,403,476
                                       -----------
    ELECTRIC UTILITIES -- 0.7%
     2,860    Southern Energy, Inc.+        80,974
                                       -----------
    ELECTRONICS -- 1.5%
     4,225    Active Power, Inc.+           92,686
     1,535    Celestica Inc+                83,274
                                       -----------
                                           175,960
                                       -----------
    FINANCIAL SERVICES -- 8.4%
     6,430    Citigroup, Inc.              328,332
     2,730    Freddie Mac                  188,029
     2,295    Lehman Brothers
                Holdings, Inc.             155,199
     1,335    Morgan Stanley, Dean
                Witter, Discover and
                Company                    105,799
     3,280    Providian, LLC               188,600
                                       -----------
                                           965,959
                                       -----------
    FOOD - WHOLESALE -- 1.4%
     5,520    Sysco Corporation            165,600
                                       -----------
    GAS AND PIPELINE UTILITIES -- 3.0%
     2,930    Dynegy, Inc.                 164,263
     2,185    Enron Corporation            181,628
                                       -----------
                                           345,891
                                       -----------
    INSURANCE -- 4.4%
     2,500    Ace Ltd.                     106,094
     2,590    American International
                Group, Inc.                255,277
     1,090    CIGNA Corporation            144,207
                                       -----------
                                           505,578
                                       -----------

                       See Notes to Financial Statements.

           Munder Digital Economy Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INTERNET SECURITY -- 0.8%
     1,150    Internet Security
                Systems, Inc.+         $    90,203
                                       -----------
    OIL AND GAS -- 4.3%
     4,145    Rowan Companies+             111,915
     1,750    Schlumberger Ltd.            139,891
     1,670    Smith International,
                Inc.+                      124,519
     2,535    Weatherford
                International, Inc.        119,779
                                       -----------
                                           496,104
                                       -----------
    RETAIL - STORE -- 3.8%
     4,445    Radioshack Corporation       190,301
     1,890    Safeway, Inc.+               118,125
     2,550    Wal-Mart Stores, Inc.        135,469
                                       -----------
                                           443,895
                                       -----------
    SOFTWARE -- 5.1%
       590    Ariba, Inc.+                  31,639
     1,065    i2 Technologies, Inc.+        57,909
     5,070    Microsoft Corporation+       219,911
     1,130    Openwave Systems, Inc.+       54,169
     4,505    Oracle Corporation+          130,927
     1,075    VERITAS Software
                Corporation+                94,063
                                       -----------
                                           588,618
                                       -----------
    TELECOMMUNICATIONS -- 5.4%
     1,090    Comverse Technology,
                Inc.+                      118,401
     1,160    Corning, Inc.                 61,262
     4,865    Crown Castle
                International
                Corporation+               131,659
     3,870    Optical Communication
                Products, Inc.+             43,538
     3,605    Peco II, Inc.+                93,279
     2,220    Powerwave Technologies,
                Inc.+                      129,870
       340    SDL, Inc.+                    50,384
                                       -----------
                                           628,393
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    TRANSPORTATION -- 1.1%
     6,360    UTI Worldwide, Inc.+     $   127,995
                                       -----------
TOTAL COMMON STOCKS
  (Cost $9,353,824)                      9,222,723
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 23.8%
                    (Cost $2,747,000)
$2,747,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,748,816
                01/02/2001,
                collateralized by
                $2,305,000 U.S.
                Treasury Note, 7.500%
                maturing 11/15/2016
                (value $2,802,156)       2,747,000
                                       -----------

TOTAL INVESTMENTS
  (Cost $12,100,824*)      103.7%      11,969,723
OTHER ASSETS AND
  LIABILITIES (NET)         (3.7)        (430,971)
                           -----      -----------
NET ASSETS                 100.0%     $11,538,752
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 96.9%
    AEROSPACE -- 2.1%
    53,000    United Technologies
                Corporation           $  4,167,125
                                      ------------
    BANKING AND FINANCIAL SERVICES -- 21.6%
    50,000    Chase Manhattan
                Corporation              2,271,875
   155,254    Citigroup, Inc.            7,927,657
   121,000    Federal Home Loan
                Mortgage Corporation     8,333,875
    78,000    Firstar Corporation        1,813,500
   160,200    FleetBoston Financial
                Corporation              6,017,512
    67,140    Lehman Brothers
                Holdings, Inc.           4,540,343
    70,400    PNC Financial Services
                Group                    5,143,600
    38,000    USA Education, Inc.        2,584,000
    66,200    Wells Fargo & Company      3,686,513
                                      ------------
                                        42,318,875
                                      ------------
    BROADCASTING -- 2.8%
    25,900    Clear Channel
                Communications,
                Inc.+                    1,254,531
   101,000    Comcast Corporation,
                Class A+                 4,216,750
                                      ------------
                                         5,471,281
                                      ------------
    BUILDING MATERIALS -- 1.3%
    97,100    Masco Corporation          2,494,256
                                      ------------
    CHEMICALS AND PLASTICS -- 1.2%
    55,000    Air Products &
                Chemicals, Inc.          2,255,000
                                      ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --
      5.2%
    69,600    Affiliated Computer
                Services, Inc.,
                Class A+                 4,223,850
    50,000    Dell Computer
                Corporation+               871,875
    17,007    International Business
                Machines Corporation     1,445,595
    25,000    Microsoft Corporation+     1,084,375

SHARES                                       VALUE
--------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
    95,000    SCI Systems, Inc.+      $  2,505,625
                                      ------------
                                        10,131,320
                                      ------------
    DIVERSIFIED MANUFACTURING -- 1.8%
    88,200    Dover Corporation          3,577,612
                                      ------------
    DRUGS -- 2.7%
    42,000    American Home Products
                Corporation              2,669,100
    29,000    Merck & Co., Inc.          2,715,125
                                      ------------
                                         5,384,225
                                      ------------
    FOOD AND BEVERAGES -- 4.1%
    50,600    Anheuser-Busch
                Companies, Inc.          2,302,300
    93,700    McCormick & Company,
                Inc.                     3,379,056
    47,000    PepsiCo, Inc.              2,329,438
                                      ------------
                                         8,010,794
                                      ------------
    HEALTH CARE -- 6.3%
    35,000    CIGNA Corporation          4,630,500
    78,000    HCA -- The Healthcare
                Company                  3,432,780
    49,800    Tenet Healthcare
                Corporation              2,212,987
    26,600    Trigon Healthcare,
                Inc.+                    2,069,813
                                      ------------
                                        12,346,080
                                      ------------
    HEAVY EQUIPMENT -- 2.5%
   108,400    Deere & Company            4,966,075
                                      ------------
    HOTELS AND RESTAURANTS -- 1.7%
   130,000    Wendy's International,
                Inc.                     3,412,500
                                      ------------
    HOUSEHOLD PRODUCTS -- 2.4%
    67,600    Kimberly-Clark
                Corporation              4,778,644
                                      ------------
    INSURANCE -- 5.8%
   114,900    Ace Ltd.                   4,876,069
    23,000    American International
                Group, Inc.              2,266,938

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
    63,000    MGIC Investment
                Corporation           $  4,248,562
                                      ------------
                                        11,391,569
                                      ------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES --
      2.5%
    30,950    Baxter International,
                Inc.                     2,733,272
    20,000    Johnson & Johnson          2,101,250
                                      ------------
                                         4,834,522
                                      ------------
    METALS AND MINING -- 1.3%
    77,000    Alcoa, Inc.                2,579,500
                                      ------------
    OIL AND PETROLEUM -- 8.5%
    50,000    Devon Energy
                Corporation              3,048,500
   100,500    ENSCO International,
                Inc.                     3,423,281
    84,726    Exxon Mobil
                Corporation              7,365,867
    39,000    Total Fina EIF SA, ADR     2,834,812
                                      ------------
                                        16,672,460
                                      ------------
    OIL EQUIPMENT AND SERVICES -- 1.7%
    79,000    Baker Hughes, Inc.         3,283,438
                                      ------------
    REAL ESTATE -- 3.1%
    43,100    Apartment Investment &
                Management Company       2,152,306
    42,300    Boston Properties,
                Inc.                     1,840,050
    81,140    Duke Realty
                Investments, Inc.        1,998,073
                                      ------------
                                         5,990,429
                                      ------------
    RETAIL -- 4.7%
   222,800    Family Dollar Stores,
                Inc.                     4,776,275
   168,000    Intimate Brands, Inc.      2,520,000
    31,600    Safeway, Inc.+             1,975,000
                                      ------------
                                         9,271,275
                                      ------------
    TELECOMMUNICATIONS -- 8.4%
    25,830    ALLTEL Corporation         1,612,761

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
    60,500    BellSouth Corporation   $  2,476,719
   110,000    Lucent Technologies,
                Inc.                     1,485,000
   134,000    SBC Communications,
                Inc.                     6,398,500
    69,358    Verizon Communications     3,476,570
    75,000    WorldCom, Inc.             1,054,687
                                      ------------
                                        16,504,237
                                      ------------
    UTILITIES - ELECTRIC -- 2.4%
    54,400    Duke Energy Company        4,637,600
                                      ------------
    UTILITIES - NATURAL GAS -- 2.8%
    76,962    El Paso Energy
                Corporation              5,512,403
                                      ------------
TOTAL COMMON STOCKS
  (Cost $158,431,242)                  189,991,220
                                      ------------
CONVERTIBLE PREFERRED STOCKS -- 1.6%
  (Cost $3,735,625)
    86,000    MediaOne Group, Inc.,
                7.000% Conv. Pfd         3,063,750
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.2%
  (Cost $2,337,000)
$2,337,000    Agreement with State
                Street Bank and
                Trust Company,
                5.95% dated
                12/29/2000, to be
                repurchased at
                $2,338,545 on
                01/02/2001,
                collateralized by
                $1,735,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020
                (value $2,383,998)       2,337,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Equity Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $6,262,050)           3.2%     $  6,262,050
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $170,765,917*)      102.9%      201,654,020
OTHER ASSETS AND
  LIABILITIES (NET)          (2.9)       (5,635,337)
                            -----      ------------
NET ASSETS                  100.0%     $196,018,683
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $6,027,461. Collateral received for securities loaned of $6,262,050 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Future Technology Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 96.0%
    COMPUTERS AND BUSINESS EQUIPMENT -- 2.7%
    143,450    McDATA Corporation,
                 Class B+           $    7,853,888
    850,000    Palm, Inc.+              24,065,625
                                    --------------
                                        31,919,513
                                    --------------
    COMPUTER/NETWORKING HARDWARE -- 5.8%
  1,060,000    EMC Corporation+         70,490,000
                                    --------------
    COMPUTER SOFTWARE -- 22.5%
  1,470,000    Microsoft
                 Corporation+           63,761,250
  2,052,725    Oracle Corporation+      59,657,320
  1,450,000    PeopleSoft, Inc.+        53,921,875
    900,000    Quest Software,
                 Inc.+                  25,256,250
    800,000    VERITAS Software
                 Corporation+           70,000,000
                                    --------------
                                       272,596,695
                                    --------------
    ELECTRONICS -- 3.3%
    400,000    Applied Micro
                 Circuits
                 Corporation+           30,018,750
    700,050    Therma-Wave, Inc.+        9,800,700
                                    --------------
                                        39,819,450
                                    --------------
    INTERNET SOFTWARE -- 12.4%
    700,000    Ariba, Inc.+             37,537,500
    330,000    BEA Systems, Inc.+       22,213,125
    648,700    Inktomi
                 Corporation+           11,595,512
    253,523    Openwave Systems,
                 Inc.+                  12,153,235
    940,000    Vitria Technology,
                 Inc.                    7,285,000
    660,000    webMethods, Inc.+        58,698,750
                                    --------------
                                       149,483,122
                                    --------------
    INVESTMENT TRUSTS -- 1.0%
    200,000    Nasdaq-100 Shares+       11,675,000
                                    --------------
    LIMITED PARTNERSHIP -- 0.5%
  6,000,000    Blue Stream
                 Ventures
                 LP+,++,***              6,000,000
    300,000    Nea X Ltd.+,***             300,000
                                    --------------
                                         6,300,000
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    NETWORKING PRODUCTS -- 9.4%
  1,600,000    Cisco Systems,
                 Inc.+              $   61,200,000
    125,000    Juniper Networks,
                 Inc.+                  15,757,813
  2,750,000    Lucent
                 Technologies,
                 Inc.                   37,125,000
                                    --------------
                                       114,082,813
                                    --------------
    SEMICONDUCTORS -- 7.5%
  1,250,000    Intel Corporation        37,578,125
    250,000    PMC-Sierra, Inc.+        19,656,250
    330,000    Rudolph
                 Technologies,
                 Inc.+                   9,961,875
  1,011,300    Transmeta
                 Corporation+           23,765,550
                                    --------------
                                        90,961,800
                                    --------------
    TELECOMMUNICATIONS -- 13.2%
    285,000    Aether Systems,
                 Inc.+                  11,150,625
    690,000    Comverse
                 Technology, Inc.+      74,951,250
    365,000    VoiceStream
                 Wireless
                 Corporation+           36,728,125
  2,030,000    XO Communications,
                 Inc., Class A+         36,159,375
    224,500    Z-Tel Technologies,
                 Inc.+                   1,164,594
                                    --------------
                                       160,153,969
                                    --------------
    TELECOMMUNICATIONS EQUIPMENT -- 17.7%
  2,999,991    Bandwidth9, Inc.+         2,999,991
    800,000    BreezeCom Ltd.+          11,450,000
    399,500    CIENA Corporation+       32,459,375
    225,000    Corning, Inc.            11,882,813
    350,000    JDS Uniphase
                 Corporation+           14,590,625
  1,620,000    MRV Communi-
                 cations, Inc.+         21,667,500
    800,000    Nortel Networks
                 Corporation            25,650,000
    670,000    Oplink Communi-
                 cations, Inc.+         12,101,875
    260,000    QUALCOMM, Inc.+          21,368,750

                       See Notes to Financial Statements.

           Munder Future Technology Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    TELECOMMUNICATIONS EQUIPMENT (CONTINUED)
  2,850,000    REMEC, Inc.+,++      $   27,431,250
    215,000    SDL, Inc.+               31,860,312
                                    --------------
                                       213,462,491
TOTAL COMMON STOCKS
  (Cost $1,723,962,804)              1,160,944,853
                                    --------------
PRINCIPAL
AMOUNT
-----------
CONVERTIBLE BONDS AND NOTES -- 1.0%
    PRIVATE PLACEMENTS -- 1.0%
$ 5,000,000    Kestrel Solutions,
                 Inc., 144A
                 5.500% due
                 7/15/2005+++            4,643,750
  7,000,000    Mayan Networks
                 Corporation, 144A
                 5.250% due
                 11/01/2005+++           7,000,000
                                    --------------
                                        11,643,750
                                    --------------
TOTAL CONVERTIBLE BONDS AND NOTES
  (Cost $12,000,000)                    11,643,750
                                    --------------
REPURCHASE AGREEMENT -- 3.3%
  (Cost $40,336,000)
 40,336,000    Agreement with
                 State Street Bank
                 and Trust
                 Company, 5.950%
                 dated 12/29/2000,
                 to be repurchased
                 at $40,362,667 on
                 01/02/2001,
                 collateralized by
                 $37,235,000 U.S.
                 Treasury Bond,
                 6.250% maturing
                 08/15/2023 (value
                 $41,144,675)           40,336,000
                                    --------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $250,870,294)    20.7%     $  250,870,294
                        -----      --------------
TOTAL INVESTMENTS
  (Cost
  $2,027,169,098*)      121.0%      1,463,794,897
OTHER ASSETS AND
  LIABILITIES (NET)     (21.0)       (253,874,927)
                        -----      --------------
NET ASSETS              100.0%     $1,209,919,970
                        =====      ==============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $233,655,772. Collateral received for securities loaned includes $39,906,000 invested in the SSGA U.S. Government Money Market Fund, $44,219,000 in the SSGA U.S. Treasury Money Market Fund, $63,194,059 in the SSGA Prime Money Market Fund and the remaining $103,551,235 in State Street Navigator Securities Lending Trust-Prime Portfolio.
*** Restricted security which is subject to restrictions on resale under federal securities laws. These securities may only be resold upon registration under federal securities laws or in transactions exempt from such registration. At December 31, 2000 these securities represents 0.5% of net assets.

                               Acquisition Date   Acquisition Cost
                               ----------------   ----------------
     Blue Stream Ventures LP       07/31/00          $3,000,000
                                   10/16/00           3,000,000
     Nea X Ltd.                    10/26/00             300,000

------------
  + Non-income producing security.
 ++ Affiliated security.
+++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.9%
    ADVERTISING -- 0.2%
     34,300    Interpublic Group
                 of Companies,
                 Inc.               $    1,459,894
     19,900    Omnicom, Inc.             1,649,212
                                    --------------
                                         3,109,106
                                    --------------
    AEROSPACE -- 1.1%
     99,798    Boeing Company            6,586,668
     22,500    General Dynamics
                 Corporation             1,755,000
     48,342    Lockheed Martin
                 Corporation             1,641,211
      7,900    Northrop Grumman
                 Corporation               655,700
     52,792    United Technologies
                 Corporation             4,150,771
                                    --------------
                                        14,789,350
                                    --------------
    AIRLINES -- 0.3%
     16,700    AMR Corporation             654,431
     13,800    Delta Air Lines,
                 Inc.                      692,588
     56,112    Southwest Airlines
                 Company                 1,881,435
      7,500    US Airways Group,
                 Inc.+                     304,219
                                    --------------
                                         3,532,673
                                    --------------
    APPAREL -- 0.2%
      5,800    Liz Claiborne,
                 Inc.                      241,425
     30,100    NIKE, Inc., Class B       1,679,956
      6,300    Reebok
                 International
                 Ltd.+                     172,242
     12,700    V.F. Corporation            460,248
                                    --------------
                                         2,553,871
                                    --------------
    AUTOMOBILES -- 0.7%
    211,616    Ford Motor Company        4,959,750
     63,400    General Motors
                 Corporation             3,229,437
     33,900    Harley-Davidson,
                 Inc.                    1,347,525
      6,880    Navistar
                 International
                 Corporation+              180,170
                                    --------------
                                         9,716,882
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.2%
     14,300    AutoZone, Inc.+      $      407,550
      4,700    Cummins Engine,
                 Inc.                      178,306
     16,618    Dana Corporation            254,463
     62,833    Delphi Automotive
                 Systems
                 Corporation               706,871
     19,425    Genuine Parts
                 Company                   508,692
      9,600    Johnson Controls,
                 Inc.                      499,200
     13,900    TRW, Inc.                   538,625
     14,567    Visteon Corporation         167,521
                                    --------------
                                         3,261,228
                                    --------------
    BANKS -- 6.0%
     42,150    AmSouth
                 Bancorporation            642,788
    182,699    Bank of America
                 Corporation             8,381,317
     83,200    Bank of New York,
                 Inc.                    4,591,600
    129,905    Bank One
                 Corporation             4,757,771
     44,600    BB&T Corporation          1,664,137
     23,385    Charter One
                 Financial, Inc.           675,242
    147,102    Chase Manhattan
                 Corporation             6,683,947
     17,450    Comerica, Inc.            1,036,094
     52,087    Fifth Third
                 Bancorporation          3,112,198
    109,934    First Union
                 Corporation             3,057,539
    106,674    Firstar Corporation       2,480,170
    101,715    FleetBoston
                 Financial
                 Corporation             3,820,670
     28,042    Huntington
                 Bancshares, Inc.          453,930
     47,800    KeyCorp                   1,338,400
     95,652    MBNA Corporation          3,533,146
     17,700    Morgan (J.P.) &
                 Company, Inc.           2,929,350
    125,778    Morgan Stanley,
                 Dean Witter,
                 Discover and
                 Company                 9,967,906

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BANKS (CONTINUED)
     68,500    National City
                 Corporation        $    1,969,375
     25,000    Northern Trust
                 Corporation             2,039,062
     15,395    Old Kent Financial
                 Corporation               673,531
     32,500    PNC Bank
                 Corporation             2,374,531
     18,900    Southtrust
                 Corporation               768,994
     18,000    State Street
                 Corporation             2,235,780
     19,700    Summit Bancorp              752,294
     33,200    SunTrust Banks,
                 Inc.                    2,091,600
     31,700    Synovus Financial
                 Corporation               853,919
     84,579    U.S. Bancorp              2,468,650
     15,200    Union Planters
                 Corporation               543,400
     22,735    Wachovia
                 Corporation             1,321,472
     60,264    Washington Mutual,
                 Inc.                    3,197,758
                                    --------------
                                        80,416,571
                                    --------------
    BROADCASTING -- 0.3%
     65,663    Clear Channel
                 Communications+         3,180,552
      5,600    Meredith
                 Corporation               180,250
                                    --------------
                                         3,360,802
                                    --------------
    BUILDING MATERIALS -- 1.1%
      6,600    Centex Corporation          247,913
      6,775    Crane Company               192,664
    260,019    Home Depot, Inc.         11,879,618
      4,800    Kaufman & Broad
                 Home Corporation          161,700
     50,100    Masco Corporation         1,286,944
     13,933    Pall Corporation            296,947
      4,700    Pulte Corporation           198,281
     11,300    Vulcan Materials
                 Company                   540,987
                                    --------------
                                        14,805,054
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    BUSINESS EQUIPMENT AND SUPPLIES  -- 1.4%
     12,500    Avery Dennison
                 Corporation        $      685,937
    197,000    International
                 Business Machines
                 Corporation            16,745,000
     28,500    Pitney Bowes, Inc.          944,062
     74,700    Xerox Corporation           345,488
                                    --------------
                                        18,720,487
                                    --------------
    BUSINESS SERVICES -- 0.5%
     81,813    Cendant
                 Corporation+              787,450
     17,100    Convergys
                 Corporation+              774,844
      8,200    Deluxe Corporation          207,214
      8,600    Fluor Corporation+          284,338
     32,980    IMS Health, Inc.            890,460
     10,700    NCR Corporation+            525,637
     41,650    Paychex, Inc.             2,025,231
     20,100    Robert Half
                 International,
                 Inc.+                     532,650
     14,507    Sabre Holdings
                 Corporation,
                 Class A                   625,614
                                    --------------
                                         6,653,438
                                    --------------
    CHEMICALS AND PLASTICS -- 2.3%
     25,700    Air Products &
                 Chemicals, Inc.         1,053,700
     76,350    Dow Chemical
                 Company                 2,796,319
    117,049    dupont (E.I.) de
                 Nemours & Company       5,654,930
      8,675    Eastman Chemical
                 Company                   422,906
     14,500    Ecolab, Inc.                626,219
     14,250    Engelhard
                 Corporation               290,344
      3,400    FMC Corporation+            243,738
      5,600    Great Lakes
                 Chemical
                 Corporation               208,250
     12,100    Hercules, Inc.              230,656
     10,537    Kerr-McGee
                 Corporation               705,320

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHEMICALS AND PLASTICS (CONTINUED)
     44,300    Minnesota Mining &
                 Manufacturing
                 Company            $    5,338,150
    144,779    Pharmacia
                 Corporation             8,831,519
     17,600    Praxair, Inc.               781,000
     20,600    Rockwell
                 International
                 Corporation               981,075
     24,452    Rohm & Haas Company         887,913
      8,712    Sigma-Aldrich
                 Corporation               342,490
     15,100    Union Carbide
                 Corporation               812,569
                                    --------------
                                        30,207,098
                                    --------------
    COAL -- 0.0%#
     24,500    CSX Corporation             635,469
                                    --------------
    COMMUNICATION EQUIPMENT -- 0.7%
     31,112    Avaya, Inc.+                320,843
     20,500    Cabletron Systems,
                 Inc.+                     308,781
    245,241    Motorola, Inc.            4,966,130
     19,800    National
                 Semiconductor
                 Corporation+              398,475
     17,800    Scientific-
                 Atlanta, Inc.             579,612
     45,900    Tellabs, Inc.+            2,593,350
                                    --------------
                                         9,167,191
                                    --------------
    COMPUTER HARDWARE, SOFTWARE OR
      SERVICES -- 11.0%
     26,900    Adobe Systems,
                 Inc.                    1,565,244
     34,900    Advanced Micro
                 Devices, Inc.+            482,056
    262,300    America Online,
                 Inc.+                   9,128,040
     36,500    Apple Computer,
                 Inc.+                     542,938
      6,500    Autodesk, Inc.              175,094
     70,900    Automatic Data
                 Processing, Inc.        4,488,856

SHARES                                       VALUE
--------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
     27,757    BMC Software, Inc.+  $      388,598
     30,000    BroadVision, Inc.+          354,375
     16,200    Ceridian
                 Corporation+              322,988
    808,000    Cisco Systems,
                 Inc.+                  30,906,000
     20,800    Citrix Systems,
                 Inc.+                     468,000
    190,823    Compaq Computer
                 Corporation             2,871,886
     65,175    Computer Associates
                 International,
                 Inc.                    1,270,912
     18,800    Computer Sciences
                 Corporation+            1,130,350
     40,800    Compuware
                 Corporation+              255,000
    290,400    Dell Computer
                 Corporation+            5,063,850
     52,200    Electronic Data
                 Systems
                 Corporation             3,014,550
     36,200    Gateway 2000, Inc.+         651,238
    222,000    Hewlett Packard
                 Company                 7,006,875
     89,550    Honeywell
                 International,
                 Inc.                    4,236,834
     22,900    Intuit, Inc.+               903,119
      8,900    Mercury Interactive
                 Corporation+              803,225
    598,700    Microsoft
                 Corporation+           25,968,612
     35,500    Network Appliance,
                 Inc.+                   2,278,656
     36,400    Novell, Inc.+               189,963
    628,400    Oracle Corporation+      18,262,875
     63,253    Palm, Inc.+               1,790,851
     30,400    Parametric
                 Technology
                 Corporation+              408,500
     32,087    PeopleSoft, Inc.+         1,193,235
     13,200    Sapient
                 Corporation+              157,575
     48,200    Siebel Systems,
                 Inc.+                   3,259,525
    361,500    Sun Microsystems,
                 Inc.+                  10,076,812
     35,000    Unisys Corporation+         511,875

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
     43,800    VERITAS Software
                 Corporation+       $    3,832,500
     62,700    Yahoo!, Inc.+             1,884,919
                                    --------------
                                       145,845,926
                                    --------------
    COMPUTER -- SEMICONDUCTORS -- 3.7%
     91,100    Applied Materials,
                 Inc.+                   3,478,881
     33,200    Applied Micro
                 Circuits
                 Corporation+            2,489,482
    245,700    EMC Corporation+         16,339,050
    755,600    Intel Corporation        22,715,225
     35,800    LSI Logic
                 Corporation+              611,822
     63,600    Micron Technology,
                 Inc.+                   2,257,800
     10,100    QLogic Corporation+         777,700
     20,200    Vitesse
                 Semiconductor
                 Corporation+            1,117,313
                                    --------------
                                        49,787,273
                                    --------------
    CONSUMER NON-DURABLES -- 4.6%
    103,229    Corning, Inc.             5,451,781
  1,112,500    General Electric
                 Company                53,330,469
     10,500    Grainger (W.W.),
                 Inc.                      383,250
     42,820    Lowe's Companies,
                 Inc.                    1,905,490
                                    --------------
                                        61,070,990
                                    --------------
    CONSUMER SERVICES -- 0.0%#
     10,300    Block (H & R),
                 Inc.                      426,163
                                    --------------
    CONTAINERS -- 0.0%#
      3,300    Ball Corporation            152,006
     17,700    Pactiv Corporation+         219,038
      9,369    Sealed Air
                 Corporation+              285,754
                                    --------------
                                           656,798
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    COSMETICS -- TOILETRY -- 0.1%
      6,200    Alberto-Culver
                 Company, Class B   $      265,438
     26,600    Avon Products,
                 Inc.                    1,273,475
                                    --------------
                                         1,538,913
                                    --------------
    DIVERSIFIED -- 1.1%
     17,400    Fortune Brands,
                 Inc.                      522,000
     11,100    Loews Corporation         1,149,544
     38,100    Raytheon Company,
                 Class B                 1,183,481
     16,200    Textron, Inc.               753,300
     20,200    Thermo Electron
                 Corporation+              600,950
    196,418    Tyco International
                 Ltd.                   10,901,199
                                    --------------
                                        15,110,474
                                    --------------
    DRUGS AND HEALTH CARE -- 0.6%
     15,914    Aetna, Inc.+                653,469
     16,600    Biogen, Inc.+               997,037
     21,500    Chiron Corporation+         956,750
      9,800    Forest
                 Laboratories,
                 Inc.+                   1,302,175
     19,000    King Pharmaceuti-
                 cals, Inc.+               982,062
     23,300    MedImmune, Inc.+          1,111,119
     12,800    Quintiles
                 Transnational
                 Corporation+              268,000
     11,400    Watson Pharmaceuti-
                 cals, Inc.+               583,538
      6,900    Wellpoint Health
                 Networks, Inc.+           795,225
                                    --------------
                                         7,649,375
                                    --------------
    ELECTRICAL EQUIPMENT -- 0.9%
     21,700    American Power
                 Conversion
                 Corporation+              268,538
     10,400    Cooper Industries,
                 Inc.                      477,750
     22,000    Molex, Inc.                 781,000
      8,800    Power-One, Inc.+            345,950
     10,600    Tektronix, Inc.             357,087

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT (CONTINUED)
    194,200    Texas Instruments,
                 Inc.               $    9,200,225
      6,500    Thomas & Betts
                 Corporation               105,219
                                    --------------
                                        11,535,769
                                    --------------
    ELECTRONICS -- 2.7%
     50,749    Agilent
                 Technologies,
                 Inc.+                   2,778,508
     44,500    Altera Corporation+       1,170,906
     40,100    Analog Devices,
                 Inc.+                   2,052,619
     26,400    Broadcom
                 Corporation,
                 Class A+                2,217,600
     25,500    Conexant Systems,
                 Inc.+                     392,063
      7,900    Eaton Corporation           593,981
     47,800    Emerson Electric
                 Company                 3,767,237
    108,000    JDS Uniphase
                 Corporation+            4,502,250
     20,800    KLA-Tencor
                 Corporation+              700,700
     14,500    Lexmark
                 International
                 Group, Inc.,
                 Class A+                  642,531
     35,600    Linear Technology
                 Corporation             1,646,500
     31,700    Maxim Integrated
                 Products, Inc.+         1,515,656
     14,600    Novellus Systems,
                 Inc.+                     524,688
     84,000    QUALCOMM, Inc.+           6,903,750
     16,900    Sanmina
                 Corporation+            1,294,962
     71,600    Solectron
                 Corporation+            2,427,240
     19,400    Teradyne, Inc.+             722,650
     36,800    Xilinx, Inc.+             1,697,400
                                    --------------
                                        35,551,241
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    ENERGY AND RESOURCES -- 0.4%
     24,165    Burlington
                 Resources, Inc.    $    1,220,332
     31,600    Calpine
                 Corporation+            1,423,975
     14,372    Devon Energy
                 Corporation               876,261
      8,900    Progress Energy,
                 Inc.                      437,769
     11,100    Progress Energy,
                 Inc. 12/31/2005+            4,995
     33,195    Reliant Energy,
                 Inc.                    1,437,758
     22,878    Sempra Energy               531,914
                                    --------------
                                         5,933,004
                                    --------------
    ENTERTAINMENT -- 1.2%
      9,800    Brunswick
                 Corporation               161,088
    234,008    Disney (Walt)
                 Company                 6,771,606
      8,100    Harcourt General
                 Corporation               463,320
     19,250    Hasbro, Inc.                204,531
     47,611    Mattel, Inc.                687,503
    149,100    Time Warner, Inc.         7,788,984
                                    --------------
                                        16,077,032
                                    --------------
    FINANCIAL SERVICES -- 7.0%
    149,300    American Express
                 Company                 8,202,169
     28,228    American General
                 Corporation             2,300,582
     22,000    Capital One
                 Financial
                 Corporation             1,447,875
    155,559    Charles Schwab
                 Corporation             4,413,987
     29,600    CIT Group, Inc.,
                 Class A                   595,700
    564,372    Citigroup, Inc.          28,818,245
     12,600    Countrywide Credit
                 Industries                633,150
      9,900    Dow Jones &
                 Company, Inc.             560,588
     15,800    Equifax, Inc.               453,263
    113,100    Fannie Mae                9,811,425
     78,000    Federal Home Loan
                 Mortgage
                 Corporation             5,372,250

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FINANCIAL SERVICES (CONTINUED)
     44,392    First Data
                 Corporation        $    2,338,903
     53,106    Household
                 International,
                 Inc.                    2,920,830
     26,800    Lehman Brothers
                 Holdings, Inc.          1,812,350
     55,000    Mellon Financial
                 Corporation             2,705,312
     91,000    Merrill Lynch &
                 Company, Inc.           6,205,062
     18,140    Moody's Corporation         465,971
     24,800    Regions Financial
                 Corporation               677,350
     25,100    Stilwell Financial,
                 Inc.                      989,881
      5,500    Temple-Inland,
                 Inc.                      294,938
     18,400    USA Education,
                 Inc.                    1,251,200
    191,860    Wells Fargo &
                 Company                10,684,204
                                    --------------
                                        92,955,235
                                    --------------
    FOOD AND BEVERAGES -- 4.6%
     47,393    Albertson's, Inc.         1,255,914
    101,300    Anheuser-Busch
                 Companies, Inc.         4,609,150
     47,400    Campbell Soup
                 Company                 1,641,225
    278,400    Coca-Cola Company        16,965,000
     47,100    Coca-Cola
                 Enterprises,
                 Inc.                      894,900
     59,650    ConAgra, Inc.             1,550,900
      4,100    Coors (Adolph)
                 Company, Class B          329,281
     38,800    Heinz (H.J.)
                 Company                 1,840,575
     15,400    Hershey Foods
                 Corporation               991,375
     45,500    Kellogg Company           1,194,375
    162,100    PepsiCo, Inc.             8,034,081
    249,600    Philip Morris Cos.,
                 Inc.                   10,982,400
     14,700    Quaker Oats Company       1,431,412
     34,300    Ralston-Purina
                 Company                   896,088

SHARES                                       VALUE
--------------------------------------------------
    FOOD AND BEVERAGES (CONTINUED)
     93,600    Sara Lee
                 Corporation        $    2,299,050
     64,132    Unilever NV               4,036,308
     18,200    UST, Inc.                   510,738
     12,700    Wrigley (Wm) Jr.
                 Company                 1,216,819
                                    --------------
                                        60,679,591
                                    --------------
    FOOD DISTRIBUTION -- 0.6%
     70,798    Archer-Daniels-
                 Midland Company         1,061,970
     31,900    General Mills,
                 Inc.                    1,421,544
     92,400    Kroger Company+           2,500,575
     14,700    Supervalu, Inc.             203,962
     74,600    Sysco Corporation         2,238,000
     15,800    Winn Dixie Stores,
                 Inc.                      306,125
                                    --------------
                                         7,732,176
                                    --------------
    GAS AND PIPELINE UTILITIES -- 0.4%
     36,300    Dynegy, Inc.              2,035,069
     26,000    El Paso Energy
                 Corporation             1,862,250
     12,900    Kinder Morgan,
                 Inc.                      673,219
     22,932    NiSource, Inc.              705,159
                                    --------------
                                         5,275,697
                                    --------------
    GLASS PRODUCTS -- 0.1%
     18,900    PPG Industries,
                 Inc.                      875,306
                                    --------------
    HEALTH CARE FACILITIES -- 0.4%
     61,977    HCA-The Healthcare
                 Corporation             2,727,608
     18,700    Humana, Inc.+               285,175
     11,450    Manor Care, Inc.+           236,156
     35,600    Tenet Healthcare
                 Corporation             1,581,975
                                    --------------
                                         4,830,914
                                    --------------
    HEALTH CARE PRODUCTS -- 5.1%
    173,700    Abbott Laboratories       8,413,594
     14,500    Allergan, Inc.            1,403,781
      5,900    Bausch & Lomb,
                 Inc.                      238,581
     28,300    Becton, Dickinson &
                 Company                   979,888

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PRODUCTS (CONTINUED)
    258,900    Merck & Co, Inc.     $   24,239,512
    708,325    Pfizer, Inc.             32,582,950
                                    --------------
                                        67,858,306
                                    --------------
    HOLDING COMPANIES -- 0.2%
     32,000    Providian, LLC            1,840,000
     24,300    Public Service
                 Enterprise              1,181,588
                                    --------------
                                         3,021,588
                                    --------------
    HOME APPLIANCES -- 0.3%
      9,100    Black & Decker
                 Corporation               357,175
     33,779    Illinois Tool
                 Works, Inc.             2,011,962
      8,600    Maytag Corporation          277,888
      6,550    Snap-On, Inc.               182,581
      9,900    Stanley Works               308,756
      7,500    Whirlpool
                 Corporation               357,656
                                    --------------
                                         3,496,018
                                    --------------
    HOME FURNISHINGS AND HOUSEWARES -- 0.8%
    146,800    American Home
                 Products
                 Corporation             9,329,140
     22,000    Leggett & Platt,
                 Inc.                      416,625
     29,897    Newell Rubbermaid,
                 Inc.                      680,157
      6,400    Tupperware
                 Corporation               130,800
                                    --------------
                                        10,556,722
                                    --------------
    HOTELS AND RESTAURANTS -- 0.7%
     13,400    Darden Restaurants,
                 Inc.                      306,525
     13,000    Harrah's
                 Entertainment
                 Corporation+              342,875
     41,300    Hilton Hotels
                 Corporation               433,650
     26,800    Marriott
                 International,
                 Inc.                    1,132,300
    147,200    McDonald's
                 Corporation             5,004,800

SHARES                                       VALUE
--------------------------------------------------
    HOTELS AND RESTAURANTS (CONTINUED)
     21,100    Starbucks
                 Corporation+       $      933,675
     21,700    Starwood Hotels &
                 Resorts
                 Worldwide, Inc.           764,925
     16,440    Tricon Global
                 Restaurants,
                 Inc.+                     542,520
     12,700    Wendy's
                 International,
                 Inc.                      333,375
                                    --------------
                                         9,794,645
                                    --------------
    INSURANCE -- 4.1%
     29,800    AFLAC, Inc.               2,151,187
     82,120    Allstate
                 Corporation             3,577,352
     11,850    Ambac Financial
                 Group, Inc.               691,003
    261,317    American
                 International
                 Group, Inc.            25,756,057
     28,625    AON Corporation             980,406
     19,599    Chubb Corporation         1,695,314
     17,200    CIGNA Corporation         2,275,560
     18,000    Cincinnati
                 Financial
                 Corporation               712,125
     36,498    Conseco, Inc.               481,317
     25,100    Hartford Financial
                 Services Group,
                 Inc.                    1,772,688
     11,550    Jefferson-Pilot
                 Corporation               863,363
     21,500    Lincoln National
                 Corporation             1,017,219
     30,900    Marsh & McLennan
                 Companies, Inc.         3,615,300
     11,000    MBIA, Inc.                  815,375
     86,000    MetLife, Inc.             3,010,000
     11,900    MGIC Investment
                 Corporation               802,506
      8,200    Progressive
                 Corporation               849,725
     14,300    SAFECO Corporation          470,113
     24,458    St. Paul Companies,
                 Inc.                    1,328,375

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
     14,400    Torchmark, Inc.      $      553,500
     26,896    UnumProvident
                 Corporation               722,830
                                    --------------
                                        54,141,315
                                    --------------
    INVESTMENT COMPANIES -- 0.2%
     11,942    Bear Stearns
                 Companies, Inc.           605,310
     27,300    Franklin Resources,
                 Inc.                    1,040,130
     13,600    T. Rowe Price
                 Group, Inc.+              574,813
                                    --------------
                                         2,220,253
                                    --------------
    MACHINERY AND HEAVY EQUIPMENT -- 0.4%
     38,600    Caterpillar, Inc.         1,826,263
     26,300    Deere & Company           1,204,869
     22,800    Dover Corporation           924,825
     18,150    Ingersoll-Rand
                 Company                   760,031
     13,050    Parker-Hannifin
                 Corporation               575,831
                                    --------------
                                         5,291,819
                                    --------------
    MANUFACTURING -- 0.3%
     36,250    Alcan Aluminum
                 Ltd.                    1,239,297
     45,700    Boston Scientific
                 Corporation+              625,519
      2,500    Briggs & Stratton
                 Corporation               110,938
      7,600    Brown-Forman
                 Corporation,
                 Class B                   505,400
     15,900    Danaher Corporation       1,087,162
      8,640    PACCAR, Inc.                425,520
     18,000    Sherwin-Williams
                 Company                   473,625
                                    --------------
                                         4,467,461
                                    --------------
    MEDICAL INSTRUMENTS, SERVICES, AND
      SUPPLIES -- 2.9%
      5,600    Bard (C.R.), Inc.           260,750
     33,000    Baxter
                 International,
                 Inc.                    2,914,312

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES
      (CONTINUED)
     19,900    Biomet, Inc.         $      789,781
     31,374    Cardinal Health,
                 Inc.                    3,125,635
     34,200    Guidant
                 Corporation+            1,844,663
     43,189    HEALTHSOUTH
                 Corporation+              704,521
    156,100    Johnson & Johnson
                 Company                16,400,256
    135,000    Medtronic, Inc.           8,150,625
      9,450    St. Jude Medical,
                 Inc.                      580,584
     22,000    Stryker Corporation       1,112,980
     35,800    UnitedHealth Group,
                 Inc.+                   2,197,225
                                    --------------
                                        38,081,332
                                    --------------
    METALS AND MINING -- 0.4%
     97,136    Alcoa, Inc.               3,254,056
     44,300    Barrick Gold
                 Corporation               725,634
     16,700    Freeport McMoRan
                 Copper & Gold,
                 Class B+                  142,994
     29,300    Homestake Mining
                 Company                   122,694
     20,400    Inco Ltd.+                  341,904
     18,855    Newmont Mining
                 Corporation               321,713
      8,815    Phelps Dodge
                 Corporation               491,987
     36,700    Placer Dome, Inc.           353,238
                                    --------------
                                         5,754,220
                                    --------------
    NATURAL GAS -- 0.6%
     83,830    Enron Corporation         6,968,368
     15,000    KeySpan Corporation         635,625
      5,300    NICOR, Inc.                 228,894
      3,400    ONOEK, Inc.                 163,625
                                    --------------
                                         7,996,512
                                    --------------
    NETWORKING PRODUCTS -- 0.0%#
     11,100    Adaptec, Inc.+              113,775
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    NEWS AND PUBLISHING -- 0.7%
     29,600    Gannett Company,
                 Inc.               $    1,866,650
     59,894    Kimberly-Clark
                 Corporation             4,233,907
      8,200    Knight-Ridder,
                 Inc.                      466,375
     18,300    New York Times
                 Company, Class A          733,144
     33,900    Tribune Company           1,432,275
                                    --------------
                                         8,732,351
                                    --------------
    OIL -- 5.9%
     10,100    Amerada Hess
                 Corporation               737,931
     13,700    Apache Corporation          959,856
      7,800    Ashland, Inc.               279,942
     36,920    Baker Hughes, Inc.        1,534,487
     72,100    Chevron Corporation       6,087,944
     24,000    Coastal Corporation       2,119,500
     69,926    Conoco, Inc., Class
                 B                       2,023,484
     13,000    EOG Resources,
                 Inc.                      710,938
     35,762    Exelon Corporation        2,510,850
    390,298    Exxon Mobil
                 Corporation            33,931,532
     49,700    Halliburton Company       1,801,625
     11,700    Louisiana Land &
                 Exploration
                 Company                   118,463
      6,700    McDermott
                 International,
                 Inc.                       72,025
     16,400    Nabors Industries,
                 Inc.+                     970,060
     41,300    Occidental
                 Petroleum
                 Corporation             1,001,525
     28,400    Phillips Petroleum
                 Company                 1,615,250
    240,700    Royal Dutch
                 Petroleum Company      14,577,394
      9,500    Sunoco, Inc.                320,031
     61,900    Texaco, Inc.              3,845,537
     16,200    Tosco Corporation           549,788
     27,700    Union Pacific
                 Corporation             1,405,775

SHARES                                       VALUE
--------------------------------------------------
    OIL (CONTINUED)
     27,200    Unocal Corporation   $    1,052,300
     35,000    USX-Marathon Group          971,250
                                    --------------
                                        79,197,487
                                    --------------
    OIL EQUIPMENT AND SERVICES -- 0.4%
     64,330    Schlumberger Ltd.         5,142,379
                                    --------------
    PAPER AND FOREST PRODUCTS -- 0.4%
      5,900    Bemis Company,
                 Inc.                      198,019
      6,400    Boise Cascade
                 Corporation               215,200
     25,260    Georgia-Pacific
                 Group                     786,217
     54,109    International Paper
                 Company                 2,208,324
     11,300    Mead Corporation            354,538
      3,300    Potlatch
                 Corporation               110,756
     24,650    Weyerhaeuser
                 Company                 1,250,987
     12,400    Willamette
                 Industries, Inc.          582,025
                                    --------------
                                         5,706,066
                                    --------------
    PERSONAL ITEMS -- 1.5%
     64,200    Colgate-Palmolive
                 Company                 4,144,110
    118,220    Gillette Company          4,270,697
     11,200    International
                 Flavors &
                 Fragrances, Inc.          227,500
    146,400    Procter & Gamble
                 Company                11,483,250
                                    --------------
                                        20,125,557
                                    --------------
    PETROLEUM REFINING -- 0.3%
     27,920    Anadarko Petroleum
                 Corporation             1,984,554
     10,500    Rowan Companies+            283,500
     49,500    Williams Companies,
                 Inc.                    1,976,906
                                    --------------
                                         4,244,960
                                    --------------
    PETROLEUM -- SERVICE AND EQUIPMENT -- 0.1%
     23,515    Transocean Sedco
                 Forex, Inc.             1,081,690
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS -- 3.0%
     26,540    ALZA Corporation+    $    1,127,950
    219,540    Bristol-Myers
                 Squibb Company         16,232,239
    126,600    Lilly (Eli) &
                 Company                11,781,712
     31,647    McKesson HBOC,
                 Inc.                    1,135,811
    164,100    Schering-Plough
                 Corporation             9,312,675
                                    --------------
                                        39,590,387
                                    --------------
    PHOTOGRAPHIC EQUIPMENT AND SUPPLIES -- 0.1%
     33,700    Eastman Kodak
                 Company                 1,326,938
                                    --------------
    PRINTING AND PUBLISHING -- 0.2%
      7,200    American Greetings
                 Corporation,
                 Class A                    67,950
     13,700    Donnelley (R.R.) &
                 Sons Company              369,900
     21,800    McGraw-Hill, Inc.         1,278,025
     11,250    Westvaco
                 Corporation               328,359
                                    --------------
                                         2,044,234
                                    --------------
    RAILROADS -- 0.0%#
     42,900    Norfolk Southern
                 Corporation               571,106
                                    --------------
    RECREATION -- 0.1%
     65,600    Carnival
                 Corporation,
                 Class A                 2,021,300
                                    --------------
    RESEARCH AND DEVELOPMENT -- 0.7%
    115,900    Amgen, Inc.+              7,410,356
     23,200    Applera
                 Corporation --
                 Applied
                 Biosystems Group+       2,182,250
                                    --------------
                                         9,592,606
                                    --------------
    RETAIL -- STORE -- 4.4%
     31,500    Bed Bath & Beyond,
                 Inc.+                     704,813
     22,900    Best Buy Company,
                 Inc.+                     676,981

SHARES                                       VALUE
--------------------------------------------------
    RETAIL -- STORE (CONTINUED)
     22,800    Circuit City
                 Stores -- Circuit
                 City Group         $      262,200
     12,280    Consolidated Stores
                 Corporation+              130,475
     50,034    Costco Wholesale
                 Corporation+            1,998,233
     43,782    CVS Corporation           2,624,184
     10,500    Dillard's, Inc.             124,031
     36,881    Dollar General
                 Corporation               696,129
     22,700    Federated
                 Department
                 Stores+                   794,500
     95,387    Gap, Inc.                 2,432,368
     53,900    K-mart Corporation+         286,344
     37,100    Kohls Corporation+        2,263,100
     47,764    Limited, Inc.               814,973
      4,200    Long's Drug Stores
                 Company                   101,325
     33,450    May Department
                 Stores Company          1,095,487
     14,600    Nordstrom, Inc.             265,538
     33,500    Office Depot, Inc.+         238,688
     29,300    Penney (J.C.)
                 Company, Inc.             318,638
     20,900    RadioShack
                 Corporation               894,781
     56,300    Safeway, Inc.+            3,518,750
     37,500    Sears, Roebuck &
                 Company                 1,303,125
     50,850    Staples, Inc.+              600,666
    100,600    Target Corporation        3,244,350
     16,200    Tiffany & Company           512,325
     31,600    TJX Companies,
                 Inc.                      876,900
     22,950    Toys R Us, Inc.+            382,978
    501,500    Wal-Mart Stores,
                 Inc.                   26,642,187
    113,800    Walgreen Company          4,758,262
                                    --------------
                                        58,562,331
                                    --------------
    SAVINGS AND LOAN ASSOCIATIONS -- 0.1%
     17,700    Golden West
                 Financial
                 Corporation             1,194,750
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOAPS AND DETERGENTS -- 0.1%
     26,324    Clorox Company       $      934,502
                                    --------------
    STEEL -- 0.1%
      9,013    Allegheny
                 Technologies,
                 Inc.                      143,081
      8,700    Nucor Corporation           345,281
      6,800    Timken Company              102,850
      9,840    USX-U.S.Steel
                 Group, Inc.               177,120
      9,725    Worthington
                 Industries, Inc.           78,408
                                    --------------
                                           846,740
                                    --------------
    TECHNOLOGY -- 0.1%
      9,800    ITT Industries              379,750
      5,200    Millipore
                 Corporation               327,600
      5,400    PerkinElmer, Inc.           567,000
     16,400    Symbol
                 Technologies,
                 Inc.                      590,400
                                    --------------
                                         1,864,750
                                    --------------
    TELECOMMUNICATIONS -- 7.8%
     86,700    ADC Telecommunica-
                 tions, Inc.+            1,571,438
     35,066    ALLTEL Corporation        2,189,433
      9,037    Andrew Corporation+         196,555
    421,405    AT&T Corporation          7,295,574
    209,700    BellSouth
                 Corporation             8,584,594
     15,800    CenturyTel, Inc.            564,850
    101,400    Comcast Corporation
                 Special, Class A
                 (non-voting)+           4,233,450
     18,500    Comverse
                 Technology, Inc.+       2,009,563
     99,220    Global Crossing
                 Ltd., ADR+              1,420,086
    374,945    Lucent
                 Technologies,
                 Inc.                    5,061,757
     85,500    NEXTEL
                 Communications,
                 Inc.+                   2,116,125
    347,800    Nortel Networks
                 Corporation            11,151,337
    185,970    Qwest
                 Communications
                 International,
                 Inc.+                   7,624,770

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
    380,075    SBC Communica-
                 tions, Inc.        $   18,148,581
     99,300    Sprint Corporation        2,017,031
    104,600    Sprint PCS+               2,137,763
    303,006    Verizon
                 Communications         15,188,176
    169,866    Viacom, Inc., Class
                 B+                      7,941,235
    323,210    WorldCom, Inc.            4,545,141
                                    --------------
                                       103,997,459
                                    --------------
    TIRE AND RUBBER -- 0.1%
      8,300    Cooper Tire &
                 Rubber Company             88,188
     11,400    Goodrich (B.F.)
                 Company                   414,675
     17,500    Goodyear Tire &
                 Rubber Company            402,325
                                    --------------
                                           905,188
                                    --------------
    TRANSPORTATION -- 0.2%
     44,289    Burlington Northern
                 Santa Fe                1,253,932
     31,860    FedEx Corporation+        1,273,126
      6,600    Ryder System, Inc.          109,725
                                    --------------
                                         2,636,783
                                    --------------
    UTILITIES -- 2.0%
     51,100    AES Corporation+          2,829,662
     12,400    Allegheny Energy,
                 Inc.                      597,525
     15,400    Ameren Corporation          713,213
     36,140    American Electric
                 Power Company,
                 Inc.                    1,680,510
     17,834    Cinergy Corporation         626,419
     13,500    CMS Energy
                 Corporation               427,781
     23,700    Consolidated Edison
                 Company                   912,450
     16,650    Constellation
                 Energy Group              750,291
     26,601    Dominion Resources,
                 Inc.                    1,782,267
     16,000    DTE Energy Company          623,000

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UTILITIES (CONTINUED)
     41,170    Duke Energy Company  $    3,509,742
     36,500    Edison
                 International             570,313
     25,000    Entergy Corporation       1,057,812
     25,327    FirstEnergy
                 Corporation               799,383
     20,000    FPL Group, Inc.           1,435,000
     13,600    GPU, Inc.                   500,650
      4,600    National Service
                 Industries, Inc.          118,163
     17,900    Niagara Mohawk
                 Holdings, Inc.+           298,706
      4,000    People's Energy
                 Corporation               179,000
     43,200    PG & E Corporation          864,000
      9,500    Pinnacle West
                 Capital
                 Corporation               452,438
     16,200    PPL Corporation             732,038
     75,900    Southern Company          2,523,675
     29,015    TXU Corporation           1,285,727
     37,860    Xcel Energy, Inc.         1,100,306
                                    --------------
                                        26,370,071
                                    --------------
    WASTE MANAGEMENT -- 0.2%
     22,000    Allied Waste
                 Industries, Inc.+         320,375
     69,753    Waste Management,
                 Inc.                    1,935,646
                                    --------------
                                         2,256,021
                                    --------------
TOTAL COMMON STOCKS
               (Cost $984,935,783)   1,316,200,719
                                    --------------
PRINCIPAL
AMOUNT
-----------
U.S. TREASURY BILLS -- 0.3%
                 (Cost $3,903,240)
$ 4,000,000    5.98%++ due
                 5/31/2001**             3,903,240
                                    --------------

                                             VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
                (Cost $29,736,000)
$29,736,000    Agreement with
                 State Street Bank
                 and Trust
                 Company, 5.95%
                 dated 12/29/2000,
                 to be repurchased
                 at $29,755,659 on
                 01/02/2001,
                 collateralized by
                 $24,950,000 U.S.
                 Treasury Bond,
                 7.500% maturing
                 11/15/2016 (value
                 $30,331,366)       $   29,736,000
                                    --------------
TOTAL
INVESTMENTS
  (Cost
  $1,018,575,023*)           101.4%  1,349,839,959
OTHER
  ASSETS
  AND
LIABILITIES
  (NET)                       (1.4)    (19,013,282)
               -------------------  --------------
NET ASSETS                   100.0% $1,330,826,677
               ===================  ==============

------------
  * Aggregate cost for Federal tax purposes.
 ** Security pledged as collateral for futures contracts.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
  # Amount represents less than 0.1% of net assets.

NUMBER OF                                  UNREALIZED
CONTRACTS                                DEPRECIATION
-----------------------------------------------------
FUTURES CONTRACTS - LONG POSITION
   107       S&P 500 Index March-2001     $1,470,088
                                          ==========

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.6%
    ARGENTINA -- 0.3%
     1,100    Alpargatas S.A.I.C.,
                ADR+                  $        661
     1,556    Banco Frances del Rio
                de la Plata SA, ADR         32,676
     2,400    Banco Rio de La Plata
                SA                          19,800
     7,500    Corporacion Mapfre,
                ADR                         28,588
       600    El Sitio, Inc.+                  319
     2,046    Grupo Financiero
                Galicia SA, ADR+            30,306
       582    IRSA Inversiones Y
                Representaciones SA,
                GDR                          9,597
     1,420    Metrogas SA, ADR              11,449
    12,065    Pecom Energia SA, ADR+        89,425
     1,900    Perez Companc SA, ADR+        29,687
       900    Quilmes Industrial SA,
                ADR                          8,100
     4,900    Telecom Argentina SA,
                ADR                         76,869
     5,900    Telefonica de
                Argentina, ADR             170,731
     1,800    Transportadora de Gas
                del Sur SA, ADR             12,488
                                      ------------
                                           520,696
                                      ------------
    AUSTRALIA -- 2.5%
     3,950    Amcor Ltd.                    45,425
     1,400    Ashton Mining Ltd.,
                ADR                          7,857
     7,750    Australia & New
                Zealand Bank, ADR          310,000
    25,840    BHP Ltd., ADR                542,640
     3,500    Boral Ltd., ADR               16,102
     2,800    Burns, Philip &
                Company Ltd., ADR            4,854
    12,600    Coca-Cola Amatil Ltd.,
                ADR                         65,559
     3,600    Coles Myer Ltd., ADR         112,950
     6,400    CSR Ltd., ADR                 66,557
     3,700    E-mail Partners Ltd.,
                ADR                         11,637

SHARES                                       VALUE
--------------------------------------------------
    AUSTRALIA (CONTINUED)
       900    FH Faulding & Company,
                ADR                   $     23,622
    21,400    Foster's Brewing Group
                Ltd., ADR                   55,811
     7,352    Goldfields Ltd., ADR          25,732
     7,900    Goodman Fielder Ltd.,
                ADR                         22,124
     5,100    James Hardie
                Industries, ADR             20,403
     4,700    Kidston Gold Mines
                Ltd., ADR+                     548
     1,200    Lihir Gold Ltd., ADR+          8,700
    21,100    M.I.M. Holdings Ltd.,
                ADR                         27,200
     1,700    Mayne Nickless Ltd.,
                ADR                         27,582
     7,300    National Australia
                Bank Ltd., ADR             594,494
    20,000    News Corporation Ltd.,
                ADR                        645,000
     4,239    Normandy Mining Ltd.          22,717
     1,300    Orbital Engineering
                Ltd., ADR+                   9,019
     3,500    Origin Energy Ltd.,
                ADR                         15,855
     6,400    Pacific Dunlop Olympic
                Ltd., ADR                   20,200
     1,700    Petsec Energy Ltd.,
                ADR+                           590
     3,770    Rio Tinto Ltd., ADR          246,656
     3,800    Santos Ltd., ADR              50,350
       500    Simsmetal Ltd., ADR            6,051
       600    Sons of Gwalia, ADR           10,287
     3,100    Southcorp Holdings
                Ltd., ADR                   42,149
     5,700    St. George Bank Ltd.,
                ADR                         86,914
    21,300    Telstra Corporation
                Ltd.                       378,075
     9,400    Westpac Banking Ltd.,
                ADR                        346,037
     7,100    WMC Ltd., ADR                119,813
    16,600    Woodside Petroleum
                Ltd.                       136,022
                                      ------------
                                         4,125,532
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    AUSTRIA -- 0.1%
    10,800    Bank Austria
                Aktiengeselschaft,
                ADR                   $    118,835
     4,220    EVN-Energie Versorgung
                Niederoesterreich
                AG, ADR                     25,713
       800    Flughafen Wien AG,
                ADR+                         7,567
       600    Mayr-Melnhof Karton
                AG, ADR+                     6,613
     3,400    OMV AG, ADR                   52,669
     2,200    Telekom Austria AG,
                ADR+                        22,825
     1,900    VA Technologie AG, ADR         5,706
     2,200    Wienerberger
                Baustoffindustrie
                AG, ADR+                     7,902
       600    Wolford AG, ADR                2,240
                                      ------------
                                           250,070
                                      ------------
    BELGIUM -- 0.0%#
       700    Xeikon NV, ADR+                4,200
                                      ------------
    BERMUDA -- 0.3%
       400    ESG Re Ltd.                      738
     1,650    FLAG Telecom Holdings
                Ltd.+                       10,313
       900    Frontline Ltd., ADR+          12,825
     1,400    PartnerRe Ltd., ADR           85,400
     6,500    TyCom Ltd.+                  145,437
     2,600    XL Capital Ltd., Class
                A                          227,175
                                      ------------
                                           481,888
                                      ------------
    BRAZIL -- 0.9%
     1,825    Aracruz Celulose SA,
                ADR                         27,261
     1,040    Brasil Telecom
                Participacoes SA,
                ADR                         61,360
     3,296    Cemig-Companhia
                Energetica de Minas,
                ADR                         47,665
    26,800    Centrais Eletricas
                Brasileiras SA, ADR        247,728

SHARES                                       VALUE
--------------------------------------------------
    BRAZIL (CONTINUED)
     2,210    Centrais Geradoras do
                Suldo Brasil SA,
                ADR+                  $     15,746
     3,500    Companhia de Bebidas
                das Americas CM, ADR        78,750
     1,700    Companhia de Bebidas
                das Americas PR             43,775
     1,800    Companhia Siderurgica
                Nacional, ADR               58,050
     2,900    Continental AG, ADR           46,013
       900    Embraer Empresa
                Brasileira de
                Aeronautica SA, ADR         35,775
     5,200    Embratel Participacoes
                SA, ADR                     81,575
       900    Gerdau SA, ADR                 7,650
     3,200    Panamerican Beverages,
                Inc., Class A, ADR          45,400
    12,000    Petroleo Brasileiro
                SA, ADR+                   303,000
       520    Tele Celular Sul
                Participacoes SA            13,585
     2,033    Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                         19,695
       100    Tele Leste Celular
                Participacoes SA,
                ADR+                         3,450
       300    Tele Nordeste Celular
                Participacoes SA,
                ADR                         12,413
       100    Tele Norte Celular
                Participacoes SA,
                ADR                          3,375
     6,137    Tele Norte Leste
                Participacoes SA,
                ADR                        140,000
     1,040    Tele Sudeste Celular
                Participacoes SA,
                ADR                         18,200
     2,600    Telecomunicacoes
                Brasileiras SA             189,475
       300    Telemig Celular
                Participacoes SA,
                ADR                         17,850
     2,080    Telesp Celular
                Participacoes SA,
                ADR                         56,160
                                      ------------
                                         1,573,951
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA -- 3.8%
     9,600    360networks, Inc.+      $    122,400
       450    724 Solutions, Inc.+           7,509
     4,700    Abitibi-Consolidated,
                Inc., ADR                   43,181
     1,400    Agnico Eagle Mines
                Ltd., ADR                    8,400
       600    Alliance Atlantis
                Communications
                Corp., Class B+              9,000
     1,100    AT&T Canada, Inc.+            32,106
       600    BAE Systems Canada,
                Inc.                         9,225
       700    Ballard Power Systems,
                Inc.+                       44,209
     3,350    Bank of Montreal, ADR        176,503
    14,600    BCE Emergis, Inc.+           429,154
    15,864    BCE, Inc., ADR               459,064
     2,000    Bell Canada
                International, Inc.+        39,250
     2,700    BioChem
                Pharmaceuticals,
                Inc.+                       86,400
     1,100    Biomira, Inc., ADR+            5,913
     2,800    Biovail Corporation+         108,752
     7,050    Brascan Corporation,
                Class A                    102,666
     1,000    C-MAC Industries,
                Inc.+                       44,375
       460    Campbell Resources,
                Inc.+                          129
    10,300    Canadian Imperial Bank
                of Commerce                322,519
     4,700    Canadian National
                Railway Company            139,531
     1,400    Canadian Natural
                Resources Ltd.+             38,500
     8,300    Canadian Pacific Ltd.,
                ADR                        237,069
    11,800    Canadian Tire
                Corporation Ltd.,
                Class A                    146,291
     3,600    Celestica, Inc.+             195,300
     4,200    Certicom Corporation+         83,983
     2,900    CGI Group, Inc.+              11,781
       400    CINAR Corporation,
                Class B+                     1,625

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
     1,100    Clearnet
                Communications,
                Inc., Class A, ADR+   $     48,538
     1,100    Cognos, Inc.+                 20,694
     2,100    Cominco, ADR                  35,306
       200    Commtouch Software
                Ltd.+                          775
     1,700    Corel, ADR+                    2,709
     1,500    Cott Corporation, ADR+        11,438
       400    Creo Products, Inc.+           8,100
     1,100    Decoma International,
                Inc.                         6,738
     4,600    Domatar, Inc., ADR            42,263
       700    Dorel Industries,
                Inc.+                        8,750
     3,900    Enbridge, Inc.               111,637
     2,600    Encal Energy Ltd.+            19,175
       300    Fahnestock Viner
                Holdings, Inc., ADR          7,230
       700    Four Seasons Hotels,
                Inc., ADR                   44,538
     4,100    Global Thermoelectric,
                Inc.+                       53,426
     1,800    Goldcorp, Inc.+               10,913
     1,000    GSI Lumonics, Inc.+            8,000
       300    GT Group Telecom,
                Inc., Class B+               2,250
     8,706    Gulf Canada Resources,
                ADR+                        44,074
       400    Hollinger, Inc., ADR           4,146
       400    Hydrogenics
                Corporation+                 1,750
    10,900    Imperial Oil Ltd., ADR       286,670
       600    Intertape Polymer
                Group, Inc., ADR             4,388
     1,000    Intrawest Corporation         19,938
     1,050    Ipsco, Inc., ADR               9,713
       300    Jetform Corporation,
                ADR+                           956
     4,100    Laidlaw, Inc.                    384
     1,600    Loewen Group, Inc.,
                ADR+                           181
     2,000    Magna International,
                Class A, ADR                83,875
    12,500    Manulife Financial
                Corp.                      392,187

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CANADA (CONTINUED)
     4,300    Methanex Corporation,
                ADR+                  $     27,681
     1,300    Microcell Telecommuni-
                cations, Inc.+              24,700
     2,900    Mitel Corporation,
                ADR+                        23,381
     3,400    Nexen, Inc.                   83,938
       900    North American
                Palladium Ltd.+              8,100
     2,250    NOVA Chemicals
                Corporation                 42,328
     2,400    Numac Energy, Inc.,
                ADR+                        10,350
     5,200    Nurun, Inc.+                  25,128
     3,400    Petro-Canada                  86,488
     1,300    Potash Corporation of
                Saskatchewan, ADR          101,806
       500    Precision Drilling
                Corporation+                18,781
     1,600    QLT, Inc.+                    44,800
     1,100    Quebecor World, Inc.          27,706
       900    Research in Motion
                Ltd.+                       72,000
       400    Rogers Wireless
                Communications,
                Inc.+                        7,075
     5,200    Rothmans, Inc.                76,598
    15,000    Royal Bank of Canada         508,125
     1,700    Royal Group
                Technologies Ltd.+          21,144
     4,300    Royal Oak Mines, ADR+             --
     2,400    Shaw Communications,
                Inc., Class B               55,200
     5,300    Sun Life Financial
                Services of Canada         141,112
     5,500    Suncor Energy, Inc.          141,281
     1,000    Supersol Ltd.                 17,625
     2,770    Talisman Energy, Inc.+       102,663
     1,700    Telesystem
                International
                Wireless, Inc.+              8,713
     7,700    The Toronto-Dominion
                Bank                       223,300
       500    TLC Laser Eye Centers,
                Inc.+                          672
     3,352    TransCanada PipeLines
                Ltd., ADR                   38,548

SHARES                                       VALUE
--------------------------------------------------
    CANADA (CONTINUED)
     3,600    Trizec Hahn
                Corporation, ADR      $     54,450
       400    TVX Gold, Inc.                   656
       200    Wescast Industries,
                Inc., Class A                5,000
     2,800    West Coast Energy,
                Inc., ADR                   68,425
     5,700    Westport Innovations,
                Inc.+                       47,301
     3,500    Wi-LAN, Inc.+                 20,879
                                      ------------
                                         6,331,531
                                      ------------
    CHILE -- 0.3%
       400    AFP Provida, ADR               8,100
       900    Banco de A. Edwards,
                ADR+                        12,150
     2,800    Banco Santander Chile,
                ADR                         42,350
     2,400    Banco Santiago SA, ADR        46,950
       300    BBVA Banco BHIF, ADR           4,444
     1,600    Compania Cervecerias
                Unidas SA, ADR              34,400
     5,775    Compania de
                Telecomunicaciones
                de Chile SA, ADR            76,158
       550    Cristalerias de Chile,
                ADR                          9,247
     2,300    Distribucion y
                Servicio D&S SA             40,106
     1,600    Embotelladora Andina
                SA, Class B, ADR            19,200
       700    Embotelladora Andina
                SA, Class B, ADR             6,693
     6,800    Empresa Nacional
                Electricidad SA,
                ADR+                        73,950
     3,360    Enersis SA, ADR+              59,220
     2,000    Gener SA, ADR                 35,750
       400    Laboratorio Chile SA,
                ADR                          7,150
     1,600    Linea Aerea Nacional
                Chile SA, ADR               12,700
       900    Madeco, ADR+                   4,320

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHILE (CONTINUED)
       700    Maderas Y Sintelicos
                Sociedad (Masisa),
                ADR                   $      8,610
       700    Quimica Minera Chile
                SA, ADR                     14,700
     2,700    Quinenco SA, ADR              18,731
       300    Santa Isabel SA, ADR           1,894
       420    Telex-Chile SA, ADR            1,260
       400    Vina Concha Y Toro SA,
                ADR                         15,600
                                      ------------
                                           553,683
                                      ------------
    CHINA/HONG KONG -- 3.8%
    14,200    Amoy Properties Ltd.,
                ADR                         79,193
       700    APT Satellite Holdings
                Ltd., ADR                    2,013
     6,000    Asia Pulp & Paper
                Company Ltd., ADR+           3,000
     1,000    Asia Satellite
                Telecommunications
                Holdings Ltd., ADR          20,375
     1,000    AsiaInfo Holdings,
                Inc.+                        9,375
    34,148    Bank East Asia Ltd.,
                ADR                         88,218
       750    Beijing Yanhua
                Petrochemical
                Company Ltd., ADR            3,668
       400    Brilliance China
                Automotive Holdings
                Ltd., ADR                   10,500
     3,200    C.P. Pokphand, ADR+            1,118
    16,800    Cathay Pacific
                Airways, ADR               155,079
    68,200    China Mobile (Hong
                Kong) Ltd., ADR+         1,849,925
     3,000    China Petroleum &
                Chemical Corporation
                (Sinopec), ADR+             45,750
    15,200    China Unicom Ltd.,
                ADR+                       224,200
     2,200    chinadotcom
                Corporation+                 9,900

SHARES                                       VALUE
--------------------------------------------------
    CHINA/HONG KONG (CONTINUED)
       964    City e-Solutions Ltd.,
                ADR                   $        470
    30,500    CLP Holdings Ltd., ADR       152,110
     9,380    Dairy Farm
                International Ltd.,
                ADR                         16,884
       500    DSG International
                Ltd., ADR+                   2,063
       579    Egana International
                Holdings Ltd., ADR           3,808
    11,900    First Pacific Company
                Ltd., ADR                   16,973
     3,700    Glorious Sun
                Enterprises Ltd.             5,313
     1,300    Gold Peak Industries
                Ltd., ADR                    3,233
     2,200    Guangshen Railway
                Company Ltd., ADR           13,338
     6,650    Hang Lung Development,
                ADR                         29,627
    48,000    Hang Seng Bank Ltd.,
                ADR                        646,162
    42,800    Henderson Land
                Development Company
                Ltd., ADR                  217,843
   128,997    Hong Kong and China
                Gas Ltd., ADR              189,368
    50,200    Hong Kong Electric
                Holdings Ltd., ADR         185,358
    12,900    Hong Kong Land
                Holdings, ADR              143,190
    21,800    Hopewell Holdings
                Ltd., ADR                    8,454
       900    Huaneng Power
                International, ADR          16,987
    12,800    Hysan Development
                Ltd., ADR                   36,102
    20,100    Jardine Matheson &
                Company Ltd., ADR          122,107
    15,100    Jardine Strategic
                Holding, ADR                88,184
     9,100    Johnson Electric
                Holdings, ADR              139,418
       900    Mandarin Oriental
                International Ltd.,
                ADR                          5,850

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHINA/HONG KONG (CONTINUED)
    26,300    New World Development
                Company Ltd., ADR     $     63,728
    26,495    Pacific Century
                CyberWorks Ltd.,
                ADR+                       162,282
       500    Peak International
                Ltd.+                        2,656
     2,600    Pearl Oriental
                Holdings+                      450
    40,700    PetroChina Company
                Ltd., ADR                  674,094
     2,100    Shandong Huaneng, ADR         16,821
     2,367    Shanghai Chlor-Alkali
                Chemical Company,
                ADR                          8,521
     1,600    Shanghai Erfangji Co.,
                Ltd., ADR+                   5,600
     3,190    Shanghai Tire & Rubber
                Company Ltd., ADR+          12,505
     3,800    Shuntak Holdings Ltd.,
                ADR                          4,531
       500    SINA.com+                      1,563
     1,800    Singer Company, ADR+              99
     3,300    Sinopec Shanghai
                Petrochemical
                Company Ltd., ADR+          31,762
       400    Sohu.com, Inc.+                  950
     8,650    South China Morning
                Post, ADR                   32,161
    59,500    Sun Hung Kai
                Properties Ltd., ADR       593,102
    23,400    Swire Pacific Ltd.,
                ADR                        168,751
     5,200    Television Broadcasts
                Ltd.                        54,667
       700    Varitronix
                International Ltd.,
                ADR                          3,186
       500    VTech Holdings Ltd.,
                ADR                          4,583
       400    Yanzhou Coal Mining
                Company Ltd., ADR            5,525
                                      ------------
                                         6,392,693
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    COLOMBIA -- 0.0%#
       800    Banco Ganadero SA, ADR  $      2,500
     1,200    Banco Industrial
                Colombiano, ADR+             2,400
                                      ------------
                                             4,900
                                      ------------
    DENMARK -- 0.3%
     3,100    Novo Nordisk AS,
                Series B, ADR              274,350
    10,700    Tele Danmark, Series
                B, ADR                     217,344
                                      ------------
                                           491,694
                                      ------------
    DOMINICAN REPUBLIC -- 0.0%#
       300    TRICOM SA, ADR+                2,406
                                      ------------
    FINLAND -- 3.0%
     1,200    American Group Ltd.,
                ADR                         15,773
     1,200    Instrumentarium
                Corporation, ADR            11,400
     3,362    Metso Oyj, ADR                36,142
   106,300    Nokia Oyj, ADR             4,624,050
     9,020    Sonera Oyj, ADR              156,722
     9,000    Stora Enso Oyj, ADR+         105,750
     3,300    UPM-Kymmene Oyj, ADR         115,087
                                      ------------
                                         5,064,924
                                      ------------
    FRANCE -- 10.2%
     8,900    Accor SA, ADR                188,004
    24,693    Alcatel Alsthom Cie
                Generale D'Electric,
                ADR                      1,381,265
     5,300    Alstom                       141,775
    19,378    Aventis SA, ADR            1,632,596
       800    Bouygues Offshore SA,
                ADR                         18,550
       900    Business Objects SA,
                ADR+                        50,963
    15,600    Canal Plus, ADR               11,190
     2,662    Clarins SA                    43,491
       800    Coflexip SA, ADR              50,300
       800    Companie Generale de
                Geophysique SA, ADR+        10,800

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FRANCE (CONTINUED)
     2,800    Dassault Systemes SA,
                ADR                   $    185,500
     3,300    Etablissements
                Economiques du
                Casino Guichard-
                Perrachon SA               332,800
    24,900    France Telecom SA          2,133,619
       400    Galeries Lafayette            76,622
     1,500    Gemplus International
                SA, ADR+                    26,625
       500    Genset, ADR+                   6,313
       600    Groupe AB SA, ADR             10,200
     5,700    Groupe Danone+               859,579
    18,500    Groupe Danone, ADR           567,950
     7,700    Lafarge SA, ADR              214,971
     3,000    Lagardere Group, ADR         174,062
    60,900    Louis Vuitton Moet
                Hennessy, ADR              795,506
     4,000    Pechiney SA, ADR              91,250
     5,650    Pernod Ricard, ADR            97,470
     4,950    PSA Peugeot Citroen,
                ADR                        281,509
     2,500    Publicis Groupe, ADR+         42,031
     1,300    Rhodia SA, ADR                19,581
       900    Scor SA, ADR                  45,225
     1,100    Sidel SA                      49,992
    49,100    Societe Generale, ADR        610,328
     1,400    Societe Generale
                d'Entreprises SA            86,106
    21,200    STMicroelectronics NV        907,625
     7,700    Suez Lyonnaise des
                Eaux, SA                 1,406,293
     4,200    Thales SA, ADR+              201,331
     3,140    Thomson Multimedia,
                ADR+                       141,300
    35,905    Total SA, ADR              2,609,845
     2,400    Valeo SA                     107,181
     4,200    Valeo SA, ADR                 93,768
    18,900    Vivendi Universal SA,
                ADR+                     1,234,406
                                      ------------
                                        16,937,922
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    GERMANY -- 6.7%
     7,900    BASF AG, ADR            $    351,056
    18,200    Bayer AG, ADR                958,578
       700    Brokat AG, ADR+                6,606
     3,000    ce Consumer Electronic
                AG                          49,297
       927    Celanese AG                   16,976
    12,700    Commerzbank AG, ADR          363,661
    24,971    Daimler Chrysler
                Aerospace AG             1,028,805
    13,300    Deutsche Bank AG, ADR      1,108,812
     4,800    Deutsche Lufthansa AG,
                ADR                        121,629
    75,300    Deutsche Telekom, ADR      2,202,525
    12,900    Dresdner Bank AG, ADR        560,744
    14,400    E.On AG, ADR+                869,400
    17,800    EM.TV & Merchandising
                AG                          98,112
     1,600    Epcos AG, ADR+               135,200
     5,900    Fresenius Medical Care
                AG, ADR                    160,406
    10,600    Infineon Technologies
                AG+                        381,600
    11,000    Intershop
                Communications AG+         346,021
     3,600    Intershop
                Communications AG,
                ADR+                        54,450
       200    Ixos Software AG, ADR+         1,063
    10,000    Kamps AG                     106,107
       228    Pfeiffer Vacuum
                Technology AG, ADR           9,562
       600    QS Communications AG,
                ADR+                         3,787
     8,400    RWE AG, ADR                  372,627
    13,104    SAP AG, ADR                  441,441
       300    Schwarz Pharma AG,
                ADR+                         3,788
     1,600    SGL Carbon AG, ADR+           27,600
     7,400    Siemens AG, ADR              967,432
    38,800    Volkswagen AG, ADR           410,900
                                      ------------
                                        11,158,185
                                      ------------
    GHANA -- 0.0%#
     1,400    Ashanti Goldfields
                Company Ltd., GDR+           2,625
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    GREECE -- 0.2%
       400    Anangel -- American
                Shipholdings Ltd.,
                ADR+                  $      2,100
       700    Antenna TV SA, ADR+           13,344
    25,100    Hellenic
                Telecommunication
                Organization SA
                (OTE), ADR                 181,975
    13,600    National Bank of
                Greece SA, ADR              97,750
                                      ------------
                                           295,169
                                      ------------
    HUNGARY -- 0.1%
     5,200    Magyar Tavkozlesi Rt.,
                ADR                        106,275
                                      ------------
    INDIA -- 0.1%
     5,900    ICICI Ltd., ADR               61,950
       300    Rediff.com India Ltd.,
                ADR+                           750
       300    Satyam Infoway Ltd.,
                ADR+                         1,087
     1,800    Videsh Sanchar Nigam
                Ltd., ADR+                  22,501
                                      ------------
                                            86,288
                                      ------------
    INDONESIA -- 0.1%
     2,200    Gulf Indonesia
                Resources Ltd.+             20,488
     7,150    PT Indorayon Utama,
                ADR+                           758
     2,583    PT Indosat, ADR               23,731
       700    PT Pasifik Satelit
                Nusantara, ADR+              1,575
    12,540    PT Telekomunikasi
                Indonesia, ADR              51,727
     1,100    PT Tri Polyta
                Indonesia, ADR+                 83
                                      ------------
                                            98,362
                                      ------------
    IRELAND -- 0.8%
    10,700    Allied Irish Banks,
                ADR                        251,450
       300    Anglo Irish Bank
                Corporation Plc, ADR         8,806
     6,500    Bank of Ireland, ADR         255,125

SHARES                                       VALUE
--------------------------------------------------
    IRELAND (CONTINUED)
     9,700    CRH, ADR                $    174,600
     6,900    eircom Plc, ADR               63,825
     6,600    Elan Corporation Plc,
                ADR+                       308,962
       500    IONA Technologies Plc,
                ADR+                        33,500
     2,700    Jefferson Smurfit
                Group, ADR                  52,650
     1,200    Parthus Technologies
                Plc, ADR+                   31,500
       400    Riverdeep Group Plc,
                ADR+                         8,000
     1,700    Ryanair Holdings Plc,
                ADR+                        94,669
     1,100    SmartForce Plc, ADR+          41,319
     1,800    Waterford Wedgwood
                Plc, ADR                    19,800
                                      ------------
                                         1,344,206
                                      ------------
    ISRAEL -- 0.6%
        50    American-Israeli Paper
                Mills, ADR                   3,075
     1,000    AudioCodes Ltd.+              13,562
       400    BackWeb Technologies
                Ltd.+                        2,700
       800    Blue Square-Israel
                Ltd., ADR                   10,150
     3,800    Check Point Software
                Technologies Ltd.+         507,537
       200    Delta-Galil Industries
                Ltd., ADR                    2,900
     2,000    ECI Telecommunications
                Ltd., ADR                   27,969
       200    ECtel Ltd.+                    2,288
       500    Elbit Medical Imaging
                Ltd., ADR+                   2,750
       600    Elbit Systems Ltd.,
                ADR                          7,650
       500    Elron Electronic
                Industries Ltd., ADR        14,312
       400    Floware Wireless
                Systems Ltd.+                4,725
       200    Fundtech Ltd.+                 3,575
     1,000    Galileo Technology
                Ltd.+                       13,500
       500    Gilat Satellite
                Network Ltd., ADR+          12,750

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
       200    Jacada Ltd.+            $        925
     2,000    Koor Industries Ltd.,
                ADR                         26,250
       400    M-Systems Flash Disk
                Pioneers Ltd.+               5,575
     1,000    Magic Software
                Enterprises Ltd.+            2,375
       300    Matav-Cable Systems
                Media Ltd., ADR              9,844
       100    Metalink Ltd.+                   963
       300    NICE-Systems Ltd.,
                ADR+                         6,019
       400    Orbotech Ltd.+                14,925
       400    Orckit Communications
                Ltd.                           850
       500    Partner Communications
                Company Ltd., ADR+           2,937
       400    RADWARE Ltd.+                  6,750
     1,100    Scitex Corporation,
                ADR+                         8,112
     3,100    Teva Pharmaceutical,
                ADR                        227,075
       400    Tioga Technologies
                Ltd.+                          713
                                      ------------
                                           942,756
                                      ------------
    ITALY -- 2.6%
     2,272    Benetton Group SpA,
                ADR                         92,584
     1,100    De Rigo SpA, ADR+              8,112
       200    Ducati Motor Holding
                SpA, ADR+                    3,538
    15,100    Enel SpA, ADR                583,615
    19,900    Ente Nazionale
                Idrocarburi SpA, ADR     1,279,819
     9,115    Fiat SpA                     221,039
       700    Fila Holding SpA, ADR+         5,337
     1,400    Industrie Natuzzi, ADR        17,150
    11,200    Luxottica Group, ADR         154,000
       500    SAES Getters SpA, ADR          4,375
    17,386    San Paolo-IMI SpA, ADR       563,958
    13,100    Telecom Italia SpA         1,445,094
                                      ------------
                                         4,378,621
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    JAPAN -- 16.4%
    10,000    ADERANS Company Ltd.    $    411,127
    16,000    AIWA Company Ltd.            122,463
    40,000    ALPS Electric Company
                Ltd.                       609,517
     8,570    Amway Japan Ltd., ADR         39,101
     4,600    Bandai Company Ltd.,
                ADR                         42,496
   116,295    Bank of Tokyo, ADR         1,126,608
    21,700    Canon, Inc., ADR             731,019
     1,300    Crosswave
                Communications,
                Inc., ADR+                  10,481
     1,600    CSK Corporation, ADR          22,400
     8,900    Dai'El, Inc., ADR             33,375
     7,350    Eisai Company Ltd.,
                ADR                        257,443
    12,800    Fuji Photo Film
                Company Ltd., ADR          528,000
    28,000    Heiwa Corporation            357,838
    32,400    Hisamitsu
                Pharmaceutical Co.,
                Inc.                       562,012
     8,300    Hitachi Ltd., ADR            718,469
    12,100    Honda Motor Company
                Ltd., ADR                  893,888
       600    Internet Initiative
                Japan, Inc., ADR+            5,494
    10,300    Ito-Yokado Ltd., ADR         500,194
    22,100    Japan Airlines
                Company, ADR               205,806
     8,000    Japan Telecom Company
                Ltd., ADR                  164,623
   321,000    Kawasaki Heavy
                Industries Ltd.+           342,565
     8,650    Kawasaki Heavy
                Industries Ltd., ADR        36,963
     8,100    Kawasaki Steel
                Corporation, ADR            83,695
    62,000    Kinden Corporation           355,231
     2,600    Kirin Brewery Company,
                ADR                        233,188
    14,100    Kobe Steel Ltd., ADR+         38,274
     6,050    Komatsu Ltd., ADR            107,014

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
     1,800    Kubota Corporation,
                ADR                   $    111,600
     4,600    Kyocera Corporation,
                ADR                        488,463
     4,000    Makita Corporation,
                ADR                         27,000
    51,900    Matsushita Electric
                Industrial Company
                Ltd., ADR                1,213,162
   287,000    Mazda Motor
                Corporation                733,065
    19,500    Mitsubishi
                Corporation, ADR           287,549
     2,000    Mitsui & Company Ltd.,
                ADR                        244,000
     8,000    NEC Corporation, ADR         722,000
    80,000    NGK Insulators Ltd.        1,058,782
    52,000    NGK Spark Plug Company
                Ltd.                       759,622
    79,100    Nippon Telegraph &
                Telephone
                Corporation, ADR         2,822,881
    16,000    Nissan Motor Company
                Ltd., ADR                  176,000
    13,500    NTT DoCoMo, Inc., ADR      1,164,405
     6,600    Olympus Optical
                Company, ADR               114,142
     4,080    Orix Corporation, ADR        196,860
    18,000    Pasco Corporation+            56,683
     4,500    Pioneer Corporation,
                ADR                        117,281
     2,000    Q.P. Corporation, ADR         33,205
     3,400    Ricoh Company Ltd.,
                ADR                        314,098
    33,000    Sanden Corporation           153,280
     9,300    Sanyo Electric
                Corporation, ADR           389,438
       512    Sawako Corporation,
                ADR                            103
    10,000    Sega Enterprises, ADR         24,343
    10,500    Shiseido Ltd., ADR           117,228
    20,400    Sony Corporation, ADR      1,422,900
     9,000    Sumitomo Metal
                Industries, ADR+            51,226

SHARES                                       VALUE
--------------------------------------------------
    JAPAN (CONTINUED)
   129,000    Sumitomo Metal Mining
                Company               $    674,790
    13,000    Sumitomo Special
                Metals Company Ltd.        110,873
    35,000    Sumitomo Trust &
                Banking Company
                Ltd., ADR                  238,137
    35,000    Takara Standard
                Company Ltd.               124,606
    18,000    TAMURA Corporation            60,934
     3,300    TDK Corporation, ADR         320,513
     7,700    Tokio Marine & Fire
                Insurance Ltd., ADR        438,900
    12,000    Tokyo Ohka Kogyo
                Company Ltd.               185,269
    46,870    Toyota Motor
                Corporation, ADR         2,950,466
    44,000    Uny Company Ltd.             469,559
       800    Wacoal Corporation,
                ADR                         34,100
    12,000    York-Benimaru Company
                Ltd.                       262,421
                                      ------------
                                        27,209,168
                                      ------------
    KOREA -- 0.8%
     3,300    Hanaro Telecom, Inc.,
                ADR+                         5,363
    31,200    Korea Electric Power
                Corporation, ADR           319,800
    14,300    Korea Telecom
                Corporation, ADR           443,300
     9,300    Pohang Iron & Steel
                Company, Ltd., ADR         144,731
    14,784    SK Telecom Company
                Ltd., ADR                  348,348
                                      ------------
                                         1,261,542
                                      ------------
    LUXEMBOURG -- 0.0%#
     1,200    Espirito Santo
                Financial Holdings,
                ADR                         21,300
       800    Metro International
                SA, Series A+                6,850

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    LUXEMBOURG (CONTINUED)
     1,200    Millicom International
                Cellular SA+          $     27,600
       550    SBS Broadcasting SA+          14,403
                                      ------------
                                            70,153
                                      ------------
    MALAYSIA -- 0.0%#
    41,900    Amsteel Corporation
                Berhad, ADR+                 2,590
    39,500    Resorts World Berhad          62,888
                                      ------------
                                            65,478
                                      ------------
    MEXICO -- 0.8%
     2,900    Altos Hornos de Mexico
                SA, ADR+                        --
     1,300    Apasco SA, Series A,
                ADR                         29,765
       800    Bufete Industries,
                ADR+                           275
     7,000    Cemex SA de CV, ADR          126,437
       700    Coca-Cola Femsa SA,
                ADR                         15,662
       250    Consorcio Grupo Dina
                SA, ADR                        141
       400    Controladora Comercial
                Mexican SA de CV,
                ADR                          7,500
     1,805    Desc de CV, Series C,
                ADR                         11,507
     2,600    Empresas Ica, ADR+             2,763
     1,400    Gruma SA, ADR+                 4,637
    11,200    Grupo Carso SA, ADR+          55,134
       700    Grupo Casa Autrey,
                ADR+                         5,775
     1,000    Grupo Elektra, ADR             8,250
     6,100    Grupo Financiero BBVA
                Bancomer, SA de CV,
                ADR+                        67,503
     1,700    Grupo Imsa SA, ADR             9,350
       800    Grupo Industrial
                Durango SA, ADR+             4,775
     1,500    Grupo Industrial
                Maseca SA, ADR               4,969
     1,500    Grupo Iusacell SA de
                CV, ADR+                    14,625

SHARES                                       VALUE
--------------------------------------------------
    MEXICO (CONTINUED)
       500    Grupo Radio Central,
                ADR                   $      3,938
     3,800    Grupo Telivisa SA,
                ADR+                       170,762
       280    Grupo Tribasa SA de
                CV, ADR+                       123
       600    Industries Bachoco SA          4,238
     3,500    Kimberly Clark, Inc.,
                ADR                         46,261
     2,900    Savia SA de CV, ADR+          53,650
    12,700    Telefono de Mexico SA,
                ADR                        573,087
     1,700    Tubos de Acero de
                Mexico, ADR                 24,310
     2,800    Tv Azteca SA de CV,
                ADR                         27,825
     3,000    Vitro Sociedad
                Anomina, ADR                 7,312
                                      ------------
                                         1,280,574
                                      ------------
    NETHERLANDS -- 5.2%
    35,900    ABN AMRO Holding, ADR        816,725
    33,400    AEGON Insurance, ADR       1,384,012
     7,100    Akzo Nobel, ADR              378,075
    10,400    ASM Lithography
                Holdings NV+               234,650
     6,100    Baan Company, ADR+            13,131
     3,700    CNH Global NV                 31,913
       300    Completel Europe NV+           1,069
       400    Core Laboratories NV+         10,925
       900    Crucell NV, ADR+               5,681
     9,600    DSM, ADR                      84,068
     8,300    Elsevier, ADR                242,775
     5,000    Equant NV+                   130,313
     5,000    Fortis (NL) NV, ADR          162,420
     1,500    Gucci Group, ADR             132,750
       900    Head NV+                       5,220
     1,800    Hunter Douglas NV, ADR        12,336
    24,305    ING Groep NV               1,947,438
     3,000    Ispat International
                NV, Class A                  6,750
     1,175    KLM Royal Dutch
                Airlines NV+                26,438
    15,660    Koninklijke Ahold, ADR       508,950

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    NETHERLANDS (CONTINUED)
    32,722    Koninklijke Philips
                Electronics NV, ADR
                (NY Shares)+          $  1,186,172
       400    Koninklijke Vopak NV,
                ADR+                         8,412
     2,100    Koninklijke Wessanen
                NV, CVA                     25,926
     5,500    KPNQwest NV+                 104,156
       600    Madge Networks NV+               750
     1,600    New Skies Satellites
                NV, ADR+                    16,200
     2,100    Oce Van Der Griten,
                ADR                         32,813
     3,400    QIAGEN NV, ADR+              117,619
     1,100    Royal Nedlloyd Group,
                ADR+                        12,031
    23,856    Royal PTT Nederland,
                ADR                        265,398
    11,983    TNT Post Group NV, ADR       294,332
       700    Toolex Alpha NV, ADR+          7,788
     5,700    VNU -- Verenigde
                Nederlandse
                Uitgeversbedrijven
                Verengd Bezit, ADR         280,146
     7,000    Wolters Kluwer, ADR          190,848
                                      ------------
                                         8,678,230
                                      ------------
    NEW ZEALAND -- 0.1%
       825    Fletcher Challenge,
                Building, ADR                6,806
       825    Fletcher Challenge,
                Energy, ADR                 30,577
     2,260    Fletcher Challenge,
                Forests, ADR+                2,825
       500    Sky Network Television
                Ltd., ADR+                   6,638
     5,500    Telecommunications of
                New Zealand Ltd.,
                ADR                         91,781
     1,000    Tranz Rail Holdings
                Ltd., ADR                    4,625
                                      ------------
                                           143,252
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    NORWAY -- 0.2%
       800    NCL Holdings ASA, ADR+  $      5,400
     1,800    Nera ASA, ADR                  7,847
     5,650    Norsk Hydro AS, ADR          237,653
       100    Odfjell ASA, ADR+              1,531
     2,200    Petroleum Geo --
                Services, ADR+              29,287
     1,400    Smedvig ASA, ADR              13,475
       200    Unitor ASA, ADR+               1,338
                                      ------------
                                           296,531
                                      ------------
    PANAMA -- 0.0%#
       500    Banco Latinoamericano
                de Exportaciones SA         17,281
                                      ------------
    PERU -- 0.0%#
       500    Compania de Minas
                Buenaventura SA, ADR         7,250
     1,000    Southern Peru Copper
                Corporation                 12,875
     7,000    Telefonica del Peru
                SA, ADR                     42,875
                                      ------------
                                            63,000
                                      ------------
    PHILIPPINES -- 0.1%
       700    Manila Electric
                Company, ADR                   693
     3,000    Philippine Long
                Distance Telephone
                Company, ADR                53,437
     4,665    San Miguel
                Corporation, Class
                B, ADR                      51,782
                                      ------------
                                           105,912
                                      ------------
    PORTUGAL -- 0.4%
     4,900    Banco Comercial
                Portuges SA, ADR           126,175
     7,500    Electricidade de
                Portugal SA, ADR           254,063
    26,000    Portugal Telecom SA,
                ADR                        234,000
                                      ------------
                                           614,238
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    RUSSIA -- 0.3%
     1,200    Irkutskenergo, ADR      $      4,800
     4,200    Lukoil, ADR                  155,400
     1,200    Mobile Telesystems,
                ADR+                        28,800
     6,400    Mosenergo, ADR                15,360
     2,900    Rostelecom, ADR               15,044
    11,800    Surgutneftegaz, ADR+         122,720
     1,400    Tatneft, ADR                   9,887
    10,200    Unified Energy Systems        83,640
       800    Vimpel --
                Communications, ADR+        11,900
                                      ------------
                                           447,551
                                      ------------
    SINGAPORE -- 0.6%
     6,500    Asia Pacific Resources
                International
                Holdings Ltd., Class
                A+                           6,906
     1,700    Chartered
                Semiconductor
                Manufacturing, ADR+         44,838
     1,300    China Yuchai, ADR+             1,381
     1,100    Creative Technology
                Ltd.                        12,238
     2,900    Cycle & Carriage Ltd.,
                ADR                         11,105
     5,903    DBS Group Holdings
                Ltd., ADR                  266,890
     5,000    Flextronics
                International Ltd.+        142,500
     9,475    Keppel Corporation
                Ltd.                        36,937
     4,500    Neptune Orient Lines
                Ltd., ADR+                  14,117
    19,200    Singapore
                Telecommunications
                Ltd., ADR                  297,850
     1,200    St Assembly Test
                Services Ltd., ADR+         15,900
    13,100    United Overseas Bank
                Ltd., ADR                  196,421
                                      ------------
                                         1,047,083
                                      ------------
    SOUTH AFRICA -- 0.2%
     2,400    AngloGold Ltd., ADR           35,850
     3,400    Gold Fields of South
                Africa Ltd., ADR               425

SHARES                                       VALUE
--------------------------------------------------
    SOUTH AFRICA (CONTINUED)
     1,700    Harmony Gold Mining
                Company Ltd., ADR     $      7,969
     5,233    Imperial Holdings
                Ltd., ADR                   41,684
     6,400    Iscor Ltd., ADR               10,568
     6,700    Liberty Group Ltd.,
                ADR                         59,743
     2,800    Pepkor Ltd., ADR              17,651
     3,000    Sappi Ltd., ADR               21,375
    15,100    Sasol Ltd., ADR               98,150
     4,900    Wooltru Ltd., ADR              3,851
                                      ------------
                                           297,266
                                      ------------
    SPAIN -- 2.8%
    78,333    Banco Bilbao Vizcaya
                Argentaria SA            1,150,516
    91,160    Banco Santander
                Central Hispano SA,
                ADR                        962,878
    30,500    Banesto Espanol de
                Credito, ADR               205,597
     1,000    Bankinter SA, ADR             34,174
    26,300    Endesa SA, ADR               438,881
    25,850    Repsol, ADR                  416,831
    27,016    Telefonica de Espana
                SA, ADR                  1,350,800
    14,000    Terra Networks SA,
                ADR+                       147,875
                                      ------------
                                         4,707,552
                                      ------------
    SWEDEN -- 1.8%
     3,400    AGA AB, ADR                   48,409
     3,066    Atlas Copco, ADR              67,101
     2,500    Autoliv, Inc., ADR            39,844
       250    Biacore International
                AB, ADR+                    11,336
     4,400    Electrolux AB, ADR           112,750
   174,000    Ericsson (L.M.)
                Telephone Company,
                Class B, ADR             1,946,625
    13,100    Forenings Sparbanken
                AB, ADR                    200,620
       100    Modern Times Group MTG
                AB, ADR                     13,025
     1,300    NetCom AB, ADR+               53,097
       700    Pricer AB, ADR+                  141
     6,450    Sandvik AB, ADR              155,174

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SWEDEN (CONTINUED)
     1,200    Scania AB, Series B,
                ADR                   $     26,550
     2,800    SKF AB, ADR                   42,700
     5,000    Svenska Cellulosa AB,
                ADR                        106,247
     1,100    Swedish Match Company,
                ADR                         41,250
     1,900    Tele1 Europe Holding
                AB, ADR+                     8,787
    11,000    Volvo AB, ADR                181,500
                                      ------------
                                         3,055,156
                                      ------------
    SWITZERLAND -- 7.5%
     3,300    Adecco SA, ADR               258,060
     2,600    Carrier 1
                International SA,
                ADR+                         7,963
     1,700    Ciba Specialty
                Chemicals AG, ADR           56,525
     6,500    Compagnie Financiere
                Richemont AG, ADR          169,326
    26,800    Credit Suisse Group,
                ADR                      1,273,434
     3,200    Holderbank Financiere
                Glarus AG, ADR              77,013
     1,000    Mettler Toledo
                International, Inc.+        54,375
    19,600    Nestle, ADR                2,285,962
    71,732    Novartis, ADR              3,210,007
    17,500    Roche Holdings Ltd.        1,782,937
     5,800    Serono SA, ADR+              138,837
     2,500    Sulzer Medica, ADR            65,313
     3,600    Swiss Re, ADR                431,533
     9,200    Swisscom AG, ADR             235,750
    13,896    Syngenta AG, ADR+            151,989
     9,730    UBS AG                     1,589,882
    10,424    Zurich Financial
                Services AG, ADR+          620,228
                                      ------------
                                        12,409,134
                                      ------------
    TAIWAN -- 0.8%
     1,000    ASE Test Ltd.+                 8,500
       650    GigaMedia Ltd.+                1,788
     5,982    Macronix International
                Company Ltd., ADR           70,288

SHARES                                       VALUE
--------------------------------------------------
    TAIWAN (CONTINUED)
    54,968    Taiwan Semiconductor
                Manufacturing
                Company               $    948,198
    27,400    United
                Microelectronics
                Corporation, ADR+          226,050
                                      ------------
                                         1,254,824
                                      ------------
    THAILAND -- 0.0%#
     5,800    Advanced Information
                Services PCL, ADR+          56,155
       124    Shin Corporations PCL,
                ADR+                         1,795
                                      ------------
                                            57,950
                                      ------------
    TURKEY -- 0.1%
    12,000    Turkcell Iletisim
                Hizmetleri AS, ADR+         84,000
                                      ------------
    UNITED KINGDOM -- 24.5%
    17,600    Abbey National Plc,
                ADR                        639,924
     2,800    Albert Fisher Group
                Plc, ADR+                    2,091
    26,000    Allied Domeq Plc, ADR        171,863
     8,500    Amvescap Plc, ADR            369,750
     8,000    ARM Holdings Plc, ADR+       180,500
    44,136    Astra Zeneca Group
                Plc, ADR                 2,273,004
     1,600    Autonomy Corporation
                Plc, ADR+                   43,000
    19,600    AXA, SA, ADR               1,407,525
    26,400    BAA Plc, ADR                 243,717
     9,600    Barclays Plc, ADR          1,236,000
    19,414    Bass Publishing
                Limited Company Plc,
                ADR                        212,341
       700    Bespak Plc, ADR                6,274
    17,392    BG Group Plc, ADR            354,362
    26,600    Billiton Plc, ADR            100,146
    17,072    Blue Circle Industries
                Plc, ADR                   112,573
     6,100    BOC Group Plc, ADR           186,812
     1,000    Body Shop
                International Plc,
                ADR                          8,029
     2,500    Bookham Technology
                Plc, ADR+                   32,813
    92,600    BP Amoco Plc, ADR          4,433,225

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
       900    Bright Station Plc,
                ADR+                  $      1,013
     2,700    British Airways Plc,
                ADR                        162,169
    19,491    British American
                Tobacco Plc, ADR           308,201
     1,600    British Biotech Plc,
                ADR+                         4,500
     1,900    British Energy Plc,
                ADR                         28,144
     7,100    British Sky
                Broadcasting Group
                Plc, ADR+                  717,100
    16,200    British
                Telecommunications
                Plc, ADR                 1,405,350
     1,100    Bunzl Plc, ADR                33,550
    21,768    Cable & Wireless Plc,
                ADR                        867,999
    12,700    Cadbury Schweppes Plc,
                ADR                        368,300
     3,300    Carlton Communications
                Plc, ADR                   151,800
     1,700    Celltech Group Plc,
                ADR+                        55,250
     5,850    Coats Viyella Plc, ADR        10,093
     3,900    COLT Telecom Group
                Plc, ADR+                  342,225
     1,700    Cookson Group Plc, ADR        22,220
     1,170    Cordiant
                Communications Group
                Plc                         22,961
     5,900    Corus Group Plc, ADR          59,000
     1,700    Danka Business Systems
                Plc, ADR+                      584
    22,283    Diageo Plc, ADR              988,808
    15,890    Dixons Group Plc, ADR        160,044
     2,500    Eidos Plc, ADR+                7,344
     9,825    EMI Group Plc, ADR           161,297
     3,700    Energis Plc, ADR+            117,475
       800    Enodis Plc, ADR+              10,000
     4,100    Enterprise Oil Plc,
                ADR                        104,550
     2,500    Freeserve Plc, ADR+           35,313
       312    Galen Holdings Plc,
                ADR+                        15,054
     4,100    Gallaher Group Plc,
                ADR                        100,963
       400    Gentia Software Plc+             250

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
    76,736    Glaxo Wellcome Plc,
                ADR                   $  4,297,238
     3,225    Hanson Trust Plc, ADR        110,456
     9,300    Hilton Group Plc, ADR         57,862
    23,600    HSBC Holdings Plc, ADR     1,736,960
       200    ICON Plc, ADR+                 3,425
     4,500    Imperial Chemical
                Industries Plc, ADR        151,594
     6,525    Imperial Tobacco Group
                Plc, ADR                   135,777
       200    Independent Energy
                Holdings Plc, ADR+              --
    14,280    Innogy Holdings Plc,
                ADR                        389,130
       250    interactive investor
                international Plc,
                ADR+                           688
     2,780    International Power
                Plc, ADR+                   97,300
    47,580    Invensys Plc, ADR            222,465
       700    Jazztel Plc, ADR+              7,525
    16,600    Kingfisher Plc, ADR          242,269
     8,000    LASMO Plc, ADR                70,000
       400    lastminute.com Plc,
                ADR+                         2,050
     1,800    Laura Ashley Holdings
                Plc, ADR+                    2,420
    17,100    Lloyds TSB Group Plc,
                ADR                        748,125
     1,700    London Pacific Group
                Ltd. Plc, ADR               12,856
    15,000    Marconi Plc, ADR             308,437
    11,900    Marks & Spencer Plc,
                ADR                        198,384
       500    MERANT Plc, ADR+               3,469
     7,170    National Grid Group
                Plc, ADR                   325,339
       700    NDS Group Plc, ADR+           38,238
     1,600    Nycomed Amersham Plc,
                ADR                         65,900
     4,250    P & O Princess Cruises
                Plc, ADR+                   70,656
    16,900    Pearson Plc, ADR             402,663

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UNITED KINGDOM (CONTINUED)
     8,100    Peninsular & Oriental
                Steam Plc, ADR        $     76,471
     4,000    Powergen Plc, ADR            157,750
     3,400    Premier Farnell Plc,
                ADR                         39,100
     2,600    Premier Oil Plc, ADR+          5,923
       900    Provalis Plc+                  1,041
    24,600    Prudential Plc, ADR          790,076
     9,600    Rank Group Plc, ADR           45,600
     7,100    Reed International
                Plc, ADR                   302,637
     7,100    Rentokil Initial Plc,
                ADR                        245,530
     5,853    Reuters Group Plc, ADR       576,520
    11,211    Rexam Plc, ADR                37,487
     6,600    Rio Tinto Plc, ADR           475,612
     3,700    Rolls-Royce Plc, ADR          54,841
     3,500    Royal & Sun Alliance
                Insurance Group Plc,
                ADR                        150,062
     1,000    Scottish & Southern
                Energy Plc, ADR             92,317
     7,400    Scottish Power Plc,
                ADR                        224,312
     1,700    Senetek Plc, ADR+              1,488
    40,000    Shell Transportation &
                Trading Plc, ADR         1,975,000
     1,200    Shire Pharmaceuticals
                Group Plc, ADR+             55,275
     1,400    Signet Group Plc              31,150
       600    SkyePharma Plc, ADR+           5,438
     1,100    Smith & Nephew Plc,
                ADR                         50,738
     9,694    South African
                Breweries Plc, ADR          68,127
     3,900    Spirent Plc, ADR              71,134
       500    Stolt Comex Seaway SA+         5,375
       300    Stolt Offshore SA+             3,300
       750    Stolt-Nielsen SA Plc,
                ADR                         11,344
     2,800    Tate & Lyle Plc, ADR          40,906
       600    Taylor Nelson Sofres
                Plc, ADR                    33,207

SHARES                                       VALUE
--------------------------------------------------
    UNITED KINGDOM (CONTINUED)
     5,307    Telewest
                Communications Plc,
                ADR+                  $     83,585
    55,300    Tesco Plc, ADR               677,176
     6,300    TI Group Plc, ADR             74,178
     6,900    Tomkins Plc, ADR              57,356
     2,100    Trinity Mirror Plc,
                ADR                         28,703
    18,053    Unilever Plc, ADR            623,957
     6,200    United Business Media
                Plc, ADR+                  153,450
     6,800    United Utilities Plc,
                ADR                        136,850
   138,049    Vodafone Group Plc,
                ADR                      4,943,880
       300    Wembley Plc, ADR              10,083
     3,800    WPP Group Plc, ADR           238,687
     1,000    Xenova Group Plc, ADR+         1,500
                                      ------------
                                        40,633,898
                                      ------------
    UNITED STATES -- 0.3%
       786    ADC Telecommuni-
                cations, Inc.+              14,246
     4,000    Amdocs Ltd.+                 265,000
       500    ASAT Holdings Ltd.,
                ADR+                         2,500
     1,350    Asia Global Crossing
                Ltd., Class A+               8,859
     6,300    Capitaland Ltd+               19,845
     1,100    IMPSAT Fiber Networks,
                Inc.+                        4,813
       200    Internet Gold+                   338
       780    Magna Entertainment
                Corporation, Class
                A+                           3,705
     1,000    Marvell Technology
                Group Ltd.+                 21,937
     3,927    NTL, Inc.+                    94,003
       400    Orient-Express Hotel
                Ltd., Class A+               8,625
     2,500    Telenor Asa+                  31,250
       500    W.P. Stewart & Company
                Ltd.+                       13,000
                                      ------------
                                           488,121
                                      ------------

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    VENEZUELA -- 0.0%#
     1,400    Compania Anonima
                Nacional Telefonos
                de Venezuela, ADR     $     26,512
     1,500    Mavesa SA, ADR                 9,000
     1,000    Sidervrgica/Venez/
                Sivensa, ADR+                1,401
                                      ------------
                                            36,913
                                      ------------
TOTAL COMMON STOCKS
                 (Cost $132,512,130)   165,473,384
                                      ------------
PREFERRED STOCKS -- 0.1%
                     (Cost $116,820)
    BRAZIL -- 0.1%
     6,300    Telesp --
                Telecomunicacoes de
                Sao Paulo SA, ADR           84,262
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $1,737,000)
$1,737,000    Agreement with State
                Street Bank and
                Trust Company,
                5.9500% dated
                12/29/2000, to be
                repurchased at
                $1,738,148 on
                01/02/2001,
                collateralized by
                $1,805,000 U.S.
                Treasury Bond,
                5.250%, maturing
                02/15/2029 (value
                $1,774,589)              1,737,000
                                      ------------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $35,301,928)         21.2%     $ 35,301,928
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $169,667,878*)      121.9%      202,596,574
OTHER ASSETS AND
  LIABILITIES (NET)         (21.9)      (36,425,766)
                            -----      ------------
NET ASSETS                  100.0%     $166,170,808
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $34,176,162. Collateral received for securities loaned of $35,301,928 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security
  # Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder International Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder International Equity Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Banking and Financial
  Services.............     14.7%     $ 24,406,702
Telecommunications.....     14.2        23,563,300
Drugs and Health
  Care.................      9.3        15,492,667
Oil and Gas............      8.7        14,418,038
Automotive.............      4.5         7,453,906
Food and Beverages.....      4.3         7,064,094
Electronics............      4.3         7,094,082
Utilities..............      3.8         6,292,644
Business Services......      3.5         5,870,887
Machinery and Heavy
  Equipment............      3.1         5,150,354
Retail.................      2.6         4,291,316
Diversified............      2.4         3,924,353
Other..................      2.3         3,827,968
Electric and Electrical
  Equipment............      2.3         3,887,866
Metals and Mining......      2.1         3,472,871
Printing and
  Publishing...........      1.6         2,680,493
Chemicals..............      1.6         2,619,133
Manufacturing..........      1.3         2,164,955
Household Appliances
  and Home
  Furnishings..........      1.3         2,211,447
Insurance..............      1.2         2,022,779
Photography............      1.0         1,720,071
Building
  Construction.........      1.0         1,681,985
Transportation.........      0.9         1,554,491
Broadcasting and
  Advertising..........      0.9         1,425,356
Telecommunications
  Services.............      0.8         1,409,676
Software...............      0.8         1,349,601
Real Estate............      0.7         1,160,672
Industrial Machinery...      0.7         1,235,944

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
Tobacco................      0.5%     $    825,026
Miscellaneous..........      0.4           675,052
Building and Building
  Materials............      0.4           586,894
Leisure Time...........      0.3           439,224
Internet Service
  Providers............      0.3           499,613
Electronics --
  Semiconductors.......      0.3           487,448
Computer Hardware,
  Software or
  Services.............      0.3           536,355
Semiconductors.........      0.2           248,950
Paper and Forest
  Products.............      0.2           282,376
Conglomerates..........      0.2           313,830
Communication
  Services.............      0.2           374,026
Apparel and Textiles...      0.2           293,998
Construction and Mining
  Equipment............      0.1           196,423
Airlines...............      0.1           155,634
Other..................      0.0           110,884
                           -----      ------------
TOTAL COMMON STOCKS....     99.6       165,473,384
PREFERRED STOCKS.......      0.1            84,262
REPURCHASE AGREEMENT...      1.0         1,737,000
OTHER INVESTMENTS......     21.2        35,301,928
                           -----      ------------
TOTAL INVESTMENTS......    121.9       202,596,574
OTHER ASSETS AND
  LIABILITIES (NET)....    (21.9)      (36,425,766)
                           -----      ------------
NET ASSETS.............    100.0%     $166,170,808
                           =====      ============

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.7%
    AUSTRALIA -- 0.8%
     250,000    News Corporation
                  Ltd.                $  1,947,225
                                      ------------
    AUSTRIA -- 0.1%
      30,000    Blue C New Economy
                  Consulting &
                  Incubation AG+           111,271
                                      ------------
    BELGIUM -- 0.4%
      95,000    Ubizen+                    847,447
                                      ------------
    BERMUDA -- 1.5%
     250,000    Global Crossing
                  Ltd.+                  3,578,125
                                      ------------
    BRAZIL -- 1.1%
     150,000    Embratel
                  Participacoes SA,
                  ADR                    2,353,125
     199,000    IdeiasNet+                 324,013
                                      ------------
                                         2,677,138
                                      ------------
    CHINA/HONG KONG -- 5.8%
  11,436,000    Arcontech
                  Corporation+           1,436,886
     278,500    China Mobile (Hong
                  Kong) Ltd.+            1,521,097
     105,000    chinadotcom
                  Corporation, Class
                  A+                       472,500
   2,112,000    Li & Fung Ltd.+          3,831,532
     167,500    Netease.com, Inc.,
                  ADR+                     512,969
   4,218,000    Pacific Century
                  CyberWorks Ltd.+       2,703,950
     122,825    Sohu.com, Inc.+            291,709
 106,450,000    Sun Television
                  Cybernetworks
                  Holdings Ltd.+         2,483,929
  13,000,000    Trasy Gold Ex Ltd.+        483,352
                                      ------------
                                        13,737,924
                                      ------------
    FINLAND -- 5.5%
     243,000    Nokia Oyj               10,838,405
     120,000    Sonera Oyj               2,174,723
                                      ------------
                                        13,013,128
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    FRANCE -- 11.5%
      41,300    ActivCard SA+         $    545,160
     145,000    Alcatel+                 8,237,375
      60,000    Business Objects SA+     3,538,151
      18,000    Canal Plus                  64,566
     350,000    Gemplus
                  International SA+      3,122,174
      34,500    ILOG SA+                   877,918
      58,772    Infosources+               125,826
      85,700    Infosources+                    --
      65,800    Integra SA+                391,107
     180,000    STMicroelectronics
                  NV                     7,859,428
      36,000    Vivendi Universal
                  SA+                    2,369,660
                                      ------------
                                        27,131,365
                                      ------------
    GERMANY -- 4.2%
      48,700    ADVA AG Optical
                  Networking             2,812,351
      50,000    Brokat Infosystems
                  AG                       948,390
      63,400    Deutsche Telekom AG      1,910,996
      35,095    Direkt Anlage Bank
                  AG+                    1,272,032
      24,450    GFT Technologies AG+       968,851
      45,000    Intershop
                  Communications AG      1,415,542
      49,850    OnVista AG+                655,328
                                      ------------
                                         9,983,490
                                      ------------
    INDIA -- 0.6%
       8,500    Rediff.com India
                  Ltd.+                     21,250
     108,003    Videsh Sanchar Nigam
                  Ltd., ADR+             1,350,034
                                      ------------
                                         1,371,284
                                      ------------
    IRELAND -- 0.5%
      54,000    Riverdeep Group Plc,
                  ADR+                   1,080,000
                                      ------------
    ISRAEL -- 4.6%
     350,000    BATM Advanced
                  Communications
                  Ltd.+                    562,607
      50,000    Check Point Software
                  Technologies Ltd.+     6,678,125
     150,000    GEO Interactive
                  Media Group Plc+       1,677,727

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ISRAEL (CONTINUED)
      79,400    Gilat Satellite
                  Networks Ltd.+      $  2,024,700
                                      ------------
                                        10,943,159
                                      ------------
    ITALY -- 1.4%
     400,000    Telecom Italia SpA       3,192,599
                                      ------------
    JAPAN -- 17.7%
     150,000    ANRITSU Corporation      3,542,687
     136,200    Crosswave
                  Communications,
                  Inc., ADR+             1,098,113
         630    DDI Corporation          3,036,477
         175    Fuji Television
                  Network, Inc.          1,218,509
      20,000    Hitachi Software
                  Engineering
                  Company Ltd.           1,452,064
     130,000    Internet Initiative
                  Japan, Inc., ADR+      1,190,312
     135,000    Matsushita Electric
                  Industrial Company
                  Ltd.                   3,223,845
     200,000    NEC Corporation          3,656,403
          80    Net One Systems
                  Company Ltd.           1,994,402
         280    Nippon Telegraph &
                  Telephone
                  Corporation            2,015,745
         175    NTT DoCoMo, Inc.         3,015,658
      18,500    Rohm Company Ltd.        3,511,634
      70,500    Sony Corporation         4,871,851
      60,000    Sumitomo Electric
                  Industries Ltd.          983,555
     300,000    Toshiba Corporation      2,004,899
      50,000    Trend Micro, Inc.        3,617,040
          24    Yahoo Japan
                  Corporation            1,410,777
                                      ------------
                                        41,843,971
                                      ------------
    KOREA -- 0.1%
     115,675    Hanaro Telecom,
                  Inc., ADR+               187,972
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    LUXEMBOURG -- 1.4%
      39,000    Audiofina             $  3,259,268
                                      ------------
    MEXICO -- 1.0%
      55,000    Grupo Televisa SA,
                  GDR+                   2,471,562
                                      ------------
    NETHERLANDS -- 2.9%
     250,000    ASM Lithography
                  Holding NV+            5,678,601
     120,000    United Pan-Europe
                  Communications NV,
                  Series A+              1,225,958
                                      ------------
                                         6,904,559
                                      ------------
    NORWAY -- 0.4%
      13,750    Opticom ASA+               875,995
                                      ------------
    SINGAPORE -- 0.8%
     374,400    Datacraft Asia Ltd.      1,767,168
                                      ------------
    SPAIN -- 1.5%
     120,000    Promotora de
                  Informaciones SA+      1,983,167
     300,000    Telefonica
                  Publicidad e
                  Informacion SA         1,605,690
                                      ------------
                                         3,588,857
                                      ------------
    SWEDEN -- 4.3%
     319,300    Adcore AB+                 974,239
     364,000    Eniro AB+                3,663,524
      21,320    Observer AB, Series
                  A                        248,459
     177,080    Observer AB, Series
                  B                      2,251,255
     110,000    Sigma AB, Series B       2,592,965
      63,925    Teligent AB+               497,774
                                      ------------
                                        10,228,216
                                      ------------
    SWITZERLAND -- 0.6%
       3,400    Swisslog Holding AG      1,489,296
                                      ------------
    TAIWAN -- 1.9%
     479,300    GigaMedia Ltd.+          1,318,075
     390,780    Systex Corporation,
                  GDR+                   1,436,116
     106,240    Taiwan Semiconductor
                  Manufacturing
                  Company Ltd., ADR      1,832,640
                                      ------------
                                         4,586,831
                                      ------------

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    THAILAND -- 0.6%
     702,000    Hana
                  Microelectronics
                  Public Company
                  Ltd.+               $  1,431,498
                                      ------------
    TURKEY -- 0.5%
 313,372,500    Vestel Elektronik
                  Sanayi ve Ticaret
                  AS                     1,157,089
                                      ------------
    UNITED KINGDOM -- 13.5%
     500,000    Atlantic Telecom
                  Group Plc+               747,650
     120,000    Autonomy Corporation
                  Plc+                   3,427,228
     400,000    Carlton
                  Communications Plc     3,654,514
     300,000    Filtronic Plc            1,943,741
     600,000    gameplay.com Plc+        1,034,449
     200,000    Interx Plc               2,168,186
     675,000    Manchester United
                  Plc                    2,260,894
     135,000    Marconi Plc              1,451,413
     300,000    Psion Plc                1,285,211
     538,900    QXL ricardo Plc             72,524
     878,165    RiverSoft Plc+           1,470,695
      30,000    SurfControl Plc+           500,178
      50,000    SurfControl Plc,
                  GDR+                   2,475,000
     250,000    TTP Communications
                  Plc+                     766,341
     500,000    Virtual Internet
                  Plc+                     958,861
   2,000,000    Vodafone AirTouch
                  Plc                    7,341,924
     189,125    Zen Research Plc+          345,014
                                      ------------
                                        31,903,823
                                      ------------
    UNITED STATES -- 14.5%
      70,000    Cisco Systems, Inc.+     2,677,500
     160,000    DoubleClick Inc.+        1,760,000
     130,000    eBay, Inc.+              4,290,000
     635,975    iAsiaWorks, Inc.+        3,100,378

SHARES                                       VALUE
--------------------------------------------------
    UNITED STATES (CONTINUED)
     110,000    InfoSpace, Inc.+      $    972,813
      59,000    JDS Uniphase
                  Corporation+           2,459,562
      50,000    Micromuse, Inc.+         3,017,969
      16,400    ONI Systems
                  Corporation+             648,825
      25,200    SDL, Inc.+               3,734,325
     148,300    StarMedia Network,
                  Inc.+                    280,380
     100,000    TMP Worldwide, Inc.+     5,500,000
     189,566    Uproar, Inc.               155,752
      10,434    Uproar, Inc.+                7,838
      42,999    VeriSign, Inc.+          3,189,988
     130,000    VerticalNet, Inc.+         865,313
      55,000    Yahoo! Inc.+             1,653,437
                                      ------------
                                        34,314,080
                                      ------------
TOTAL COMMON STOCKS
  (Cost $404,257,129)                  235,624,340
                                      ------------
PRINCIPAL
AMOUNT
------------
REPURCHASE AGREEMENT -- 0.5%
  (Cost $1,197,000)
$  1,197,000    Agreement with State
                  Street Bank and
                  Trust Company,
                  5.950% dated
                  12/29/2000, to be
                  repurchased at
                  $1,197,791 on
                  01/02/2001,
                  collateralized by
                  $1,125,000 U.S.
                  Treasury Note,
                  3.875% maturing
                  01/15/2009 (value
                  $1,225,547)            1,197,000
                                      ------------

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $12,615,170)        5.3%     $ 12,615,170
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $418,069,299*)    105.5%      249,436,510
OTHER ASSETS AND
  LIABILITIES (NET)        (5.5)      (12,961,269)
                          -----      ------------
NET ASSETS                100.0%     $236,475,241
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $11,026,270. Collateral received for securities loaned of $12,615,170 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder International NetNet Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder International NetNet Fund was as follows:

                            % OF
                         NET ASSETS          VALUE
                         -------------------------
COMMON STOCKS:
Telecommunications.....     24.5%     $ 57,811,073
Internet Content.......     11.5        27,278,865
Broadcasting and
  Advertising..........      9.2        21,704,501
Electronics............      8.4        19,887,493
Computers and Business
  Equipment............      6.8        16,066,191
Computer Services......      6.2        14,753,948
Computer Software......      5.0        11,916,381
Semiconductors.........      4.8        11,371,062
Software...............      4.3        10,105,300
Business Services......      3.6         8,412,298
Communication
  Services.............      3.3         7,830,125
Telecommunications
  Equipment............      2.6         6,193,887
Industrial Services....      1.7         3,973,225
Distributors...........      1.6         3,831,532
Printing and
  Publishing...........      1.6         3,663,524
Internet Software......      1.3%     $  3,148,422
Financial Services.....      0.8         1,927,360
Computer Hardware......      0.6         1,285,211
Household Appliances
  and Home
  Furnishings..........      0.5         1,157,089
Networking Products....      0.2           562,607
Other..................      1.2         2,744,246
                           -----      ------------
TOTAL COMMON STOCKS....     99.7       235,624,340
REPURCHASE AGREEMENT...      0.5         1,197,000
OTHER INVESTMENTS......      5.3        12,615,170
                           -----      ------------
TOTAL INVESTMENTS......    105.5       249,436,510
OTHER ASSETS AND
  LIABILITIES (NET)....     (5.5)      (12,961,269)
                           -----      ------------
NET ASSETS.............    100.0%     $236,475,241
                           =====      ============

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.0%
    AEROSPACE AND DEFENSE -- 1.8%
   150,000    DRS Technologies,
                Inc.+                 $  2,006,250
                                      ------------
    BANKING AND FINANCIAL SERVICES -- 2.5%
   127,300    Actrade Financial
                Technologies Ltd.+       2,808,556
                                      ------------
    BUSINESS SERVICES -- 2.1%
    60,000    ASI Solutions, Inc.+         945,000
   250,000    ClickAction, Inc.+         1,375,000
                                      ------------
                                         2,320,000
                                      ------------
    COMMERCIAL SERVICES -- 0.7%
    93,700    Koala Corporation+           796,450
                                      ------------
    COMPUTERS AND BUSINESS EQUIPMENT -- 4.3%
    99,650    Integrated Measurement
                Systems, Inc.+             790,972
   344,650    Media 100, Inc.+             883,166
   179,400    Qualstar Corporation+      1,177,312
    50,000    ScanSource, Inc.+          1,950,000
                                      ------------
                                         4,801,450
                                      ------------
    COMPUTER HARDWARE, SOFTWARE
      OR SERVICES -- 15.0%
   300,000    Accord Networks Ltd.+      2,962,500
    40,000    Caminus Corporation+         930,000
   150,000    Catapult
                Communications
                Corporation+             2,512,500
    84,000    IKOS Systems, Inc.+          745,500
    60,875    MCSi, Inc.+                1,301,203
   100,000    Moldflow Corporation+      2,287,500
   200,000    Ontrack Data
                International, Inc.+     1,337,500
   112,150    SBS Technologies,
                Inc.+                    3,357,491
   450,000    Zamba Corporation+         1,223,437
                                      ------------
                                        16,657,631
                                      ------------
    DRUGS AND HEALTH CARE -- 7.6%
   100,500    Matrix Pharmaceutical,
                Inc.+                    1,721,062
   120,000    Taro Pharmaceutical
                Industries Ltd.+         3,727,500
    93,950    Vital Signs, Inc.          3,018,144
                                      ------------
                                         8,466,706
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    ELECTRONICS -- 7.9%
   200,000    Alpha Technologies
                Group, Inc.+          $  1,775,000
   130,000    BTU International,
                Inc.+                      991,250
   150,000    Diodes, Inc.+              1,556,250
    40,000    DuraSwitch Industries,
                Inc.+                      437,500
    75,000    Measurement
                Specialties, Inc.+       1,462,500
   118,300    Signal Technology
                Corporation+             1,183,000
   133,800    Spectrum Control,
                Inc.+                    1,346,362
                                      ------------
                                         8,751,862
                                      ------------
    ENERGY AND NATURAL RESOURCES -- 0.6%
    90,600    Evergreen Solar, Inc.+       611,550
                                      ------------
    ENTERTAINMENT -- 1.5%
   150,000    Dave & Busters, Inc.+      1,650,000
                                      ------------
    GAMING EQUIPMENT -- 1.8%
   127,500    Shuffle Master, Inc.+      2,024,063
                                      ------------
    INTERNET CONTENT -- 2.2%
   200,000    ProsoftTraining.com+       2,425,000
                                      ------------
    MANUFACTURING -- 3.1%
   100,200    Applied Films
                Corporation+             2,047,838
   200,000    Ceradyne, Inc.+            1,325,000
                                      ------------
                                         3,372,838
                                      ------------
    MEDICAL AND MEDICAL SERVICES -- 14.5%
   400,000    Air Methods
                Corporation+             1,550,000
   271,650    CardioDynamics
                International
                Corporation+               933,797
   100,000    Dendreon Corporation+      1,500,000
   119,950    First Horizon
                Pharmaceutical
                Corporation+             3,688,463
    22,650    Integra LifeSciences
                Holdings+                  308,606
    82,500    Interwest Home
                Medical, Inc.+             288,750
   100,000    Meridian Medical
                Technologies, Inc.+      1,100,000

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL AND MEDICAL SERVICES (CONTINUED)
   104,700    Physiometrix, Inc.+     $  1,668,656
   228,700    Serologicals
                Corporation+             3,444,794
   150,000    Transgenomic, Inc.+        1,575,000
                                      ------------
                                        16,058,066
                                      ------------
    MISCELLANEOUS -- 0.0%#
    16,230    VerticalBuyer, Inc.+               2
                                      ------------
    OIL AND GAS -- 11.5%
   265,400    Bellwether Exploration
                Company+                 2,255,900
   244,900    Comstock Resources,
                Inc.+                    3,612,275
    97,335    Greka Energy
                Corporation              1,314,022
   200,000    Mallon Resources
                Corporation+             1,450,000
   311,200    Remington Oil & Gas
                Corporation+             4,045,600
                                      ------------
                                        12,677,797
                                      ------------
    OIL EQUIPMENT AND SERVICES -- 4.3%
   252,150    NATCO Group, Inc.,
                Class A+                 2,080,238
   121,750    Offshore Logistics,
                Inc.+                    2,623,332
                                      ------------
                                         4,703,570
                                      ------------
    RETAIL -- 5.4%
   151,000    Cutter & Buck, Inc.+       1,151,375
   124,200    Gadzooks, Inc.+            1,831,950
   349,400    Hollywood
                Entertainment
                Corporation+               371,238
    88,750    Sharper Image
                Corporation+             1,364,531
    88,000    Tropical Sportswear
                International
                Corporation+             1,221,000
                                      ------------
                                         5,940,094
                                      ------------
    SEMICONDUCTORS -- 4.4%
   225,000    inSilicon Corporation+     1,378,125
   250,000    Metron Technology NV+      1,250,000

SHARES                                       VALUE
--------------------------------------------------
    SEMICONDUCTORS (CONTINUED)
   350,000    White Electronic
                Designs Corporation   $  2,264,062
                                      ------------
                                         4,892,187
                                      ------------
    TELECOMMUNICATIONS -- 8.8%
   105,000    Arguss Communications,
                Inc.+                      958,125
   250,000    Elastic Networks,
                Inc.+                    1,031,250
   120,000    Gentner Communications
                Corporation+             1,410,000
   235,000    Glenayre Technologies,
                Inc.+                      829,844
    79,150    Radyne ComStream,
                Inc.+                      420,484
   200,000    SpectraLink
                Corporation+             2,887,500
    64,550    TESSCO Technologies,
                Inc.+                    1,161,900
    68,850    TTI Team Telecom
                International Ltd.,
                ADR+                     1,032,750
                                      ------------
                                         9,731,853
TOTAL COMMON STOCKS
  (Cost $116,221,555)                  110,695,925
                                      ------------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $1,164,000)
$1,164,000    Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,164,770 on
                01/02/2001,
                collateralized by
                $880,000 U.S.
                Treasury Bond,
                8.750% maturing
                05/15/2017 (value
                $1,192,124)              1,164,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $14,250,788)       12.9%     $ 14,250,788
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $131,636,343*)    113.9%      126,110,713
OTHER ASSETS AND
  LIABILITIES (NET)       (13.9)      (15,360,885)
                          -----      ------------
NET ASSETS                  100%     $110,749,828
                          =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $12,391,105. Collateral received for securities loaned of $14,250,788 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
  + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 96.8%
    ADVERTISING -- 4.2%
    260,000   Interpublic Group of
                Companies, Inc.      $ 11,066,250
    126,500   Omnicom, Inc.            10,483,688
                                     ------------
                                       21,549,938
                                     ------------
    BANKING AND FINANCIAL SERVICES -- 14.9%
    204,000   Automatic Data
                Processing, Inc.       12,915,750
    105,000   Capital One Financial
                Corporation             6,910,312
    204,618   Citigroup, Inc.          10,448,307
    129,000   Federal Home Loan
                Mortgage
                Corporation             8,884,875
    100,000   Firstar Corporation       2,325,000
    154,000   FleetBoston Financial
                Corporation             5,784,625
    200,000   Mellon Financial
                Corporation             9,837,500
    150,000   MGIC Investment
                Corporation            10,115,625
     67,000   Morgan Stanley, Dean
                Witter, Discover
                and Company             5,309,750
     60,000   Wells Fargo & Company     3,341,250
                                     ------------
                                       75,872,994
                                     ------------
    COMPUTER HARDWARE, SOFTWARE OR
      SERVICES -- 9.5%
     55,400   Computer Sciences
                Corporation+            3,330,925
    130,000   EMC Corporation+          8,645,000
     90,000   Hewlett-Packard
                Company                 2,840,625
     53,300   International
                Business Machines
                Corporation             4,530,500
    255,200   Microsoft
                Corporation+           11,069,300
    264,400   Oracle Corporation+       7,684,125
    150,000   Sun Microsystems,
                Inc.+                   4,181,250
     68,499   VERITAS Software
                Corporation+            5,993,662
                                     ------------
                                       48,275,387
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    DIVERSIFIED -- 3.0%
    270,292   Tyco International
                Ltd.                 $ 15,001,206
                                     ------------
    DRUGS -- 10.4%
     42,000   American Home
                Products
                Corporation             2,669,100
     83,000   Amgen, Inc.+              5,306,812
    127,000   Cardinal Health,
                Inc.                   12,652,375
    165,000   Merck & Co., Inc.        15,448,125
     61,000   Pfizer, Inc.              2,806,000
    250,000   Schering-Plough
                Corporation            14,187,500
                                     ------------
                                       53,069,912
                                     ------------
    ELECTRICAL EQUIPMENT -- 4.6%
     52,000   Emerson Electric
                Company                 4,098,250
    405,000   General Electric
                Company                19,414,687
                                     ------------
                                       23,512,937
                                     ------------
    ELECTRONICS -- 3.9%
    320,000   Cisco Systems, Inc.+     12,240,000
     33,000   Sanmina Corporation+      2,528,625
    150,000   Solectron
                Corporation+            5,085,000
                                     ------------
                                       19,853,625
                                     ------------
    FOOD AND BEVERAGES -- 5.1%
    290,000   Anheuser-Busch
                Companies, Inc.        13,195,000
    416,000   SYSCO Corporation        12,480,000
                                     ------------
                                       25,675,000
                                     ------------
    INSURANCE -- 4.4%
    133,299   American
                International
                Group, Inc.            13,138,283
     80,000   Marsh & McLennan
                Companies, Inc.         9,360,000
                                     ------------
                                       22,498,283
                                     ------------
    MEDICAL SERVICES AND SUPPLIES -- 6.2%
    110,000   Baxter International,
                Inc.                    9,714,375
    261,350   Biomet, Inc.             10,372,328
    111,000   Johnson & Johnson
                Company                11,661,938
                                     ------------
                                       31,748,641
                                     ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    OIL AND GAS -- 7.9%
     65,200   BJ Services Company+   $  4,490,650
    145,000   Coastal Corporation      12,805,312
     66,000   Devon Energy
                Corporation             4,024,020
    125,000   Hanover Compressor
                Company+                5,570,313
    155,000   Royal Dutch Petroleum
                Company                 9,387,187
    110,000   Tosco Corporation         3,733,125
                                     ------------
                                       40,010,607
                                     ------------
    RESTAURANTS -- 2.5%
    120,000   Brinker
                International,
                Inc.+                   5,070,000
    100,000   Outback Steakhouse,
                Inc.+                   2,587,500
    200,000   Wendy's
                International,
                Inc.                    5,250,000
                                     ------------
                                       12,907,500
                                     ------------
    RETAIL -- BUILDING SUPPLIES -- 1.7%
    125,000   Home Depot, Inc.          5,710,938
     70,000   Lowe's Companies,
                Inc.                    3,115,000
                                     ------------
                                        8,825,938
                                     ------------
    RETAIL GROCERY -- 2.7%
    220,000   Safeway, Inc.+           13,750,000
                                     ------------
    RETAIL -- STORE -- 3.0%
    300,000   Family Dollar Stores,
                Inc.                    6,431,250
     50,000   RadioShack
                Corporation             2,140,625
    128,500   Wal-Mart Stores,
                Inc.                    6,826,563
                                     ------------
                                       15,398,438
                                     ------------
    SEMICONDUCTORS -- 5.1%
    220,000   Altera Corporation+       5,788,750
    285,000   Intel Corporation         8,567,812
    175,000   Maxim Integrated
                Products, Inc.+         8,367,188
     19,700   SDL, Inc.+                2,919,294
                                     ------------
                                       25,643,044
                                     ------------

SHARES                                      VALUE
-------------------------------------------------
    TELECOMMUNICATIONS -- 7.7%
    110,000   Comverse Technology,
                Inc.+                $ 11,948,750
    109,400   Nortel Networks
                Corporation             3,507,637
    179,000   Qwest Communications
                International,
                Inc.+                   7,339,000
    265,000   SBC Communications       12,653,750
     23,400   Tellabs, Inc.+            1,322,100
     44,500   Verizon
                Communications,
                Inc.                    2,230,563
                                     ------------
                                       39,001,800
                                     ------------
TOTAL COMMON STOCKS
  (Cost $377,400,068)                 492,595,250
                                     ------------

PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 3.4%
  (Cost $17,114,000)
$17,114,000   Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $17,125,314 on
                01/02/2001,
                collateralized by
                $12,890,000 U.S.
                Treasury Bond,
                8.750% maturing
                05/15/2017 (value
                $17,461,915)           17,114,000
                                     ------------

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $12,992,800)        2.5%     $ 12,992,800
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $407,506,868*)    102.7%      522,702,050
OTHER ASSETS AND
  LIABILITIES (NET)        (2.7)      (13,764,783)
                          -----      ------------
NET ASSETS                100.0%     $508,937,267
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $12,452,262. Collateral received for securities loaned of $12,992,800 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

                       See Notes to Financial Statements.

Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 99.0%
    APARTMENTS -- 20.5%
    66,875    Apartment Investment &
                Management Company     $ 3,339,570
    31,359    Avalon Bay Community,
                Inc.                     1,571,870
    68,800    Camden Property Trust      2,304,800
    21,500    Charles E. Smith
                Residential Realty,
                Inc.                     1,010,500
    64,550    Equity Residential
                Properties Trust         3,570,422
    22,625    Essex Property Trust,
                Inc.                     1,238,719
                                       -----------
                                        13,035,881
                                       -----------
    BUSINESS SERVICES -- 1.2%
    30,900    CoStar Group, Inc.+          730,013
                                       -----------
    COMMUNITY SHOPPING CENTERS -- 5.7%
    30,200    Developers Diversified
                Realty Corporation         402,038
    73,275    Kimco Realty
                Corporation              3,237,839
                                       -----------
                                         3,639,877
                                       -----------
    HOTELS -- 2.5%
    45,550    Starwood Hotels &
                Resorts Worldwide,
                Inc.                     1,605,637
                                       -----------
    OFFICE AND INDUSTRIAL -- 46.9%
    84,225    AMB Property
                Corporation              2,174,058
    65,475    Boston Properties, Inc.    2,848,162
    59,600    CenterPoint Properties
                Corporation              2,816,100
   128,200    Corporate Office
                Properties Trust,
                Inc.                     1,273,988
    34,750    Cousins Properties,
                Inc.                       970,828
   145,325    Duke Realty
                Investments, Inc.        3,578,628
   145,694    Equity Office
                Properties Trust         4,753,267

SHARES                                       VALUE
--------------------------------------------------
    OFFICE AND INDUSTRIAL (CONTINUED)
   109,525    Kilroy Realty
                Corporation            $ 3,073,545
    56,000    Mission West
                Properties, Inc.           777,000
   102,275    Reckson Associates
                Realty Corporation       2,563,267
    17,907    Reckson Associates
                Realty Corporation,
                Class B                    486,847
    70,200    SL Green Realty
                Corporation              1,965,600
    50,075    Spieker Properties,
                Inc.                     2,510,009
                                       -----------
                                        29,791,299
                                       -----------
    REGIONAL MALLS -- 8.5%
    76,650    CBL & Associates
                Properties, Inc.         1,940,203
    25,300    General Growth
                Properties, Inc.           915,544
   105,825    Simon Property Group,
                Inc.                     2,539,800
                                       -----------
                                         5,395,547
                                       -----------
    STORAGE -- 4.4%
   114,200    Public Storage, Inc.       2,776,487
                                       -----------
    TELECOMMUNICATIONS -- 1.9%
    44,350    Crown Castle
                International
                Corporation+             1,200,222
                                       -----------
    OTHER -- 7.4%
   156,100    Correctional Properties
                Trust                    1,502,462
    51,000    Pinnacle Holdings,
                Inc.+                      462,188
     3,526    Vornado Operating,
                Inc.+                        7,272
    70,525    Vornado Realty Trust       2,701,989
                                       -----------
                                         4,673,911
                                       -----------
TOTAL COMMON STOCKS
  (Cost $59,525,914)                    62,848,874
                                       -----------

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.0%
  (Cost $1,274,000)
$1,274,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,274,842 on
                01/02/2001,
                collateralized by
                $950,000 U.S.
                Treasury Bond,
                8.50% maturing
                02/15/2020
                (value $1,305,359)     $ 1,274,000
                                       -----------

                                              VALUE
---------------------------------------------------
TOTAL INVESTMENTS
  (Cost $60,799,914*)        101.0%     $64,122,874
OTHER ASSETS AND
  LIABILITIES (NET)           (1.0)        (657,705)
                             -----      -----------
NET ASSETS                   100.0%     $63,465,169
                             =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 95.4%
    AEROSPACE AND DEFENSE -- 1.6%
     9,500    Alliant Techsystems,
                Inc.+                  $   634,125
    24,900    REMEC, Inc.+                 239,663
                                       -----------
                                           873,788
                                       -----------
    APPAREL AND TEXTILES -- 0.6%
    22,500    Russell Corporation          347,344
                                       -----------
    AUTOMOBILE PARTS AND EQUIPMENT -- 7.3%
    13,600    Borg Warner, Inc.            544,000
    41,000    Dura Automotive
                Systems, Inc.+             215,250
    13,100    Gentex Corporation+          243,987
    31,200    Monaco Coach
                Corporation+               551,850
    24,300    Oshkosh Truck
                Corporation              1,069,200
   111,800    Sonic Automotive, Inc.,
                Class A+                   768,625
    75,000    Tower Automotive, Inc.+      675,000
                                       -----------
                                         4,067,912
                                       -----------
    BANKING AND FINANCIAL SERVICES -- 14.6%
     9,000    Affiliated Managers
                Group, Inc.+               493,875
    27,500    Allied Capital
                Corporation                574,063
    26,000    American Capital
                Strategies Ltd.            654,875
    27,000    American Financial
                Holdings, Inc.             556,875
    39,500    CFS Bancorp, Inc.            422,156
    38,200    Financial Federal
                Corporation+               912,025
    10,100    FirstFed Financial
                Corporation+               326,356
     8,500    GBC Bancorp                  326,188
    30,000    Metris Companies,
                Inc.++                     789,375
    28,000    OceanFirst Financial
                Corporation                689,500
    21,300    Prosperity Bancshares,
                Inc.                       420,675
    28,200    Silicon Valley
                Bancshares+                974,662
    20,810    Southwest Securities
                Group, Inc.                538,459
    10,000    The Ryland Group, Inc.       407,500
                                       -----------
                                         8,086,584
                                       -----------

SHARES                                       VALUE
--------------------------------------------------
    BUILDING MATERIALS -- 1.3%
    54,400    Universal Forest
                Products, Inc.         $   720,800
                                       -----------
    BUSINESS SERVICES -- 3.7%
    43,100    Charles River
                Associates, Inc.+          444,469
    19,900    Orthodontic Centers of
                America, Inc.+             621,875
    22,500    Quanta Services, Inc.+       724,218
    28,700    RMH Teleservices, Inc.+      265,475
                                       -----------
                                         2,056,037
                                       -----------
    CHEMICALS AND PLASTICS -- 4.7%
    12,700    Ferro Corporation            292,100
    53,500    Olin Corporation           1,183,687
    55,600    Spartech Corporation       1,143,275
                                       -----------
                                         2,619,062
                                       -----------
    COMPUTER/PERIPHERALS -- 1.3%
   109,450    Qualstar Corporation+        718,266
                                       -----------
    CONSUMER SERVICES -- 1.2%
    34,400    Dollar Thrifty
                Automotive Group,
                Inc.+                      645,000
                                       -----------
    ELECTRONICS -- 8.0%
    31,750    ACT Manufacturing,
                Inc.+, ++                  500,063
    31,400    Active Power, Inc.+          688,838
    23,000    CTS Corporation              838,062
   100,700    General Semiconductor,
                Inc.+                      629,375
    11,800    Littelfuse, Inc.+            337,775
    31,900    Methode Electronics,
                Inc., Class A+, ++         731,706
    51,700    Therma-Wave, Inc.+           723,800
                                       -----------
                                         4,449,619
                                       -----------
    FOOD AND BEVERAGES -- 2.4%
    22,200    Constellation Brands,
                Inc., Class A+           1,304,250
                                       -----------
    FREIGHT AND SHIPPING -- 1.0%
    26,400    UTI Worldwide, Inc.+         531,300
                                       -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HOMEBUILDERS -- 1.9%
    12,600    Centex Corporation       $   473,288
     4,800    NVR, Inc.+                   593,280
                                       -----------
                                         1,066,568
                                       -----------
    HOME FURNISHINGS AND HOUSEWARES -- 4.4%
    57,200    Furniture Brands
                International, Inc.+     1,204,775
    19,600    Mohawk Industries,
                Inc.+                      536,550
   177,000    Quaker Fabric
                Corporation+               708,000
                                       -----------
                                         2,449,325
                                       -----------
    HOTELS AND RESTAURANTS -- 0.9%
    12,100    Brinker International,
                Inc.+                      511,225
                                       -----------
    INDUSTRIAL MACHINERY -- 2.4%
    35,000    Astec Industries, Inc.+      461,562
   106,900    NATCO Group, Inc.,
                Class A+                   881,925
                                       -----------
                                         1,343,487
                                       -----------
    INSURANCE -- 1.8%
    13,300    Radian Group, Inc.           998,331
                                       -----------
    LEISURE TIME -- 1.4%
    75,400    Penn National Gaming,
                Inc.+                      768,138
                                       -----------
    MEDICAL SERVICES AND SUPPLIES -- 1.7%
    28,500    PolyMedica Corporation+      951,188
                                       -----------
    MEDICAL SUPPLIES -- 2.0%
    56,700    Orthofix International
                NV, ADR+                 1,084,387
                                       -----------
    METALS AND METAL PROCESSING -- 1.7%
    38,600    Reliance Steel &
                Aluminum Company           955,350
                                       -----------
    OIL AND GAS -- 11.0%
    10,950    Atwood Oceanics, Inc.+       479,720
   210,000    Bonus Resources
                Services Corporation+      412,917

SHARES                                       VALUE
--------------------------------------------------
    OIL AND GAS (CONTINUED)
    59,010    Greka Energy
                Corporation            $   796,635
    54,300    Key Energy Services,
                Inc.+, ++                  566,756
    23,500    Lone Star Technologies,
                Inc.+                      904,750
    29,500    OSCA, Inc., Class A+         499,656
    32,100    Pioneer Natural
                Resources Company+         631,969
    58,900    Quicksilver Resources,
                Inc.+                      566,912
     8,800    Triton Energy Ltd.+          264,000
    29,300    Western Gas Resources,
                Inc.                       987,044
                                       -----------
                                         6,110,359
                                       -----------
    REAL ESTATE -- 12.4%
    11,000    CBL & Associates
                Properties, Inc.           278,438
    27,000    CenterPoint Properties
                Corporation              1,275,750
    13,500    Charles E. Smith
                Residential Realty,
                Inc.                       634,500
   145,100    Correctional Properties
                Trust                    1,396,587
    36,100    Kilroy Realty
                Corporation              1,013,056
    20,000    Mission West
                Properties, Inc.           277,500
    58,300    Reckson Associates
                Realty Corporation       1,461,144
    20,000    SL Green Realty
                Corporation                560,000
                                       -----------
                                         6,896,975
                                       -----------
    RESTAURANTS -- 1.1%
    40,200    Ruby Tuesday, Inc.           613,050
                                       -----------
    RETAIL -- 1.6%
    12,400    Chico's FAS, Inc.+           258,850
    23,400    Michaels Stores, Inc.+       620,100
                                       -----------
                                           878,950
                                       -----------

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UTILITIES -- 3.4%
    15,900    Cleco Corporation        $   870,525
    32,000    NUI Corporation            1,030,000
                                       -----------
                                         1,900,525
                                       -----------
TOTAL COMMON STOCKS
  (Cost $50,761,783)                    52,947,820
                                       -----------

PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 4.7%
  (Cost $2,597,000)
$2,597,000    Agreement with State
                Street Bank and Trust
                Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,598,717 on
                01/02/2001,
                collateralized by
                $1,930,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020
                (value $2,651,940)       2,597,000
                                       -----------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $9,797,467)          17.7%     $  9,797,467
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $63,156,250*)       117.8%       65,342,287
OTHER ASSETS AND
  LIABILITIES (NET)         (17.8)       (9,863,826)
                            -----      ------------
NET ASSETS                  100.0%     $ 55,478,461
                            =====      ============

OPEN OPTIONS CONTRACTS WRITTEN

                                      NUMBER OF   EXERCISE   EXPIRATION
   NAME OF ISSUER          TYPE       CONTRACTS    PRICE        DATE       VALUE
   --------------      ------------   ---------   --------   ----------   -------
ACT Manufacturing,
 Inc.                  Call Options      155       $55.00     1/20/01     $ 2,422
Key Energy Services,
 Inc.                  Call Options      100        12.50     1/20/01       1,875
Methode Electronics,
 Inc.                  Call Options      100        55.00     4/21/01       1,875
Metris Companies,
 Inc.                  Call Options      100        36.63     1/20/01       2,813
PolyMedica
 Corporation           Call Options       50        60.00     3/17/01       3,438
Methode Electronics,
 Inc.                  Put Options        20        35.00     1/20/01      24,750
PolyMedica
 Corporation           Put Options        10        45.00     3/17/01      14,125
                                                                          -------
                                                                          $51,298
                                                                          =======

------------

 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $9,024,515. Collateral received for securities loaned includes $9,797,467 in U.S. Government securities.
 + Non-income producing security.
++ Shares pledged as collateral for open option contracts written.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 100.0%
    BANKING AND FINANCIAL SERVICES -- 6.9%
  23,300    Commerce Bancorp, Inc.    $  1,593,138
  90,550    Financial Federal
              Corporation+               2,161,881
  63,850    Metris Companies, Inc.       1,680,053
  60,500    Silicon Valley
              Bancshares+                2,091,031
  55,050    Southwest Bancorporation
              of Texas, Inc.+            2,363,710
                                      ------------
                                         9,889,813
                                      ------------
    BROADCASTING -- 2.1%
  47,100    Entercom Communications
              Corporation+               1,622,006
 279,300    Spanish Broadcasting
              Systems, Inc., Class
              A+                         1,396,500
                                      ------------
                                         3,018,506
                                      ------------
    BUSINESS SERVICES -- 7.1%
 206,450    Charles River
              Associates, Inc.+          2,129,016
  68,800    Getty Images, Inc.+          2,201,600
 227,500    ProsoftTraining.com+         2,758,437
  49,862    Tetra Tech, Inc.+            1,589,351
 102,550    Websense, Inc.+              1,486,975
                                      ------------
                                        10,165,379
                                      ------------
    CHEMICALS -- 1.4%
 116,800    Diversa Corporation+         2,095,100
                                      ------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES --6.6%
  81,500    Advanced Digital
              Information
              Corporation+               1,874,500
 118,550    Fundtech Ltd., ADR+          2,119,081
  68,750    Ixia+                        1,572,656
  77,950    MatrixOne, Inc.+             1,417,716
  30,025    MCSi, Inc.+                    641,784
  48,100    ScanSource, Inc.+            1,875,900
                                      ------------
                                         9,501,637
                                      ------------
    DRUGS AND HEALTH CARE -- 15.5%
 161,050    Apria Healthcare Group,
              Inc.+                      4,791,237
 182,700    Caremark Rx, Inc.+           2,477,869

SHARES                                       VALUE
--------------------------------------------------
    DRUGS AND HEALTH CARE (CONTINUED)
 181,200    Discovery Partners
              International+          $  2,197,050
  86,850    First Horizon
              Pharmaceutical
              Corporation+               2,670,637
  94,450    Noven Pharmaceuticals,
              Inc.+                      3,530,069
 159,000    SICOR, Inc.+                 2,295,563
  87,100    Specialty Laboratories,
              Inc.+                      2,885,187
 165,350    Texas Biotechnology
              Corporation+               1,420,357
                                      ------------
                                        22,267,969
                                      ------------
    ELECTRONICS -- 21.1%
  59,750    C&D Technologies, Inc.       2,580,453
  99,750    Concord Camera
              Corporation+               1,645,875
  87,350    CTS Corporation              3,182,816
 104,150    DSP Group, Inc.+             2,192,032
  73,650    International Rectifier
              Corporation+               2,209,500
  25,450    L-3 Communications
              Holding, Inc.+             1,959,650
  96,400    Park Electrochemical
              Corporation                2,958,275
 109,150    SBS Technologies, Inc.+      3,267,678
  78,300    Trimble Navigation Ltd.+     1,879,200
 147,950    TTM Technologies, Inc.+      2,099,041
 235,900    Valence Technology,
              Inc.+                      2,196,819
  74,100    Varian, Inc.+                2,510,137
 263,800    White Electronic Designs
              Corporation+               1,706,456
                                      ------------
                                        30,387,932
                                      ------------
    ENTERTAINMENT -- 1.3%
 120,300    World Wrestling
              Federation
              Entertainment, Inc.,
              Class A+                   1,924,800
                                      ------------
    HEALTH CARE PRODUCTS -- 1.1%
  45,100    Titan Pharmaceuticals,
              Inc.+                      1,595,187
                                      ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEDICAL PRODUCTS -- 5.5%
  73,850    Cyberonics, Inc.+         $  1,717,012
  98,500    Dendreon Corporation+        1,477,500
  94,050    Genencor International,
              Inc.+                      1,692,900
  57,135    Genzyme Corporation--
              Genzyme Biosurgery
              Division+                    496,357
 171,150    Organogenesis, Inc.+         1,538,639
 146,150    Targeted Genetics
              Corporation+                 977,378
                                      ------------
                                         7,899,786
                                      ------------
    MEDICAL SERVICES -- 1.9%
  81,550    PolyMedica Corporation+      2,721,731
                                      ------------
    OIL AND GAS -- 5.7%
 223,350    Pioneer Natural
              Resources Company+         4,397,203
  60,300    Stone Energy
              Corporation+               3,892,365
                                      ------------
                                         8,289,568
                                      ------------
    OIL AND GAS EQUIPMENT AND SERVICES -- 2.2%
 306,300    Key Energy Services,
              Inc.+                      3,197,006
                                      ------------
    REAL ESTATE -- 1.1%
  55,750    Cousins Properties, Inc.     1,557,516
                                      ------------
    RETAIL -- 3.2%
 167,250    Cutter & Buck, Inc.+         1,275,281
  26,900    Gildan Activewear, Inc.,
              Class A+                   1,052,463
  84,000    The Men's Wearhouse,
              Inc.+                      2,289,000
                                      ------------
                                         4,616,744
                                      ------------
    STORAGE -- 1.9%
 121,750    Mobile Mini, Inc.+           2,800,250
                                      ------------
    TECHNOLOGY -- 1.8%
 149,150    Stratos Lightwave, Inc.+     2,544,872
                                      ------------
    TELECOMMUNICATIONS -- 11.3%
  77,200    ADTRAN, Inc.+                1,640,500
 120,600    Ditech Communications
              Corporation+               1,937,138

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
 194,150    DMC Stratex Networks,
              Inc.+                   $  2,912,250
  71,500    Gilat Satellite Networks
              Ltd.+                      1,823,250
 151,150    LCC International, Inc.,
              Class A+                   1,643,756
 101,000    Lexent, Inc.+                1,729,625
 131,300    Price Communications
              Corporation+               2,207,481
  75,550    Quanta Services, Inc.+       2,431,766
                                      ------------
                                        16,325,766
                                      ------------
    TRANSPORTATION -- 1.2%
  77,900    Offshore Logistics,
              Inc.+                      1,678,502
                                      ------------
    UTILITIES -- 1.1%
  99,800    Sierra Pacific Resources     1,603,038
                                      ------------
TOTAL COMMON STOCKS
  (Cost $158,286,563)                  144,081,102
                                      ------------

PRINCIPAL
AMOUNT
---------
REPURCHASE AGREEMENT -- 0.3%
  (Cost $441,000)
$441,000    Agreement with State
              Street Bank and Trust
              Company,
              5.950% dated
              12/29/2000, to be
              repurchased at
              $441,292 on
              01/02/2001,
              collateralized by
              $340,000 U.S. Treasury
              Bond,
              8.125% maturing
              08/15/2021
              (value $455,600)             441,000
                                      ------------

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                            VALUE
-------------------------------------------------
OTHER INVESTMENTS**
  (Cost $30,090,170)       20.9%     $ 30,090,170
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $188,817,733*)    121.2%      174,612,272
OTHER ASSETS AND
  LIABILITIES (NET)       (21.2)      (30,528,142)
                          -----      ------------
NET ASSETS                100.0%     $144,084,130
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $28,356,480. Collateral received for securities loaned includes $1,657,750 in U.S. Government securities and the remaining $28,432,420 is invested in Navigator Securities Lending Trust-Prime Portfolio.
 + Non-income producing security

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS -- 93.5%
    BRAZIL -- 8.7%
     23,000   Companhia de Bebidas
                das Americas, ADR     $   592,250
     26,750   Companhia Vale do Rio
                Doce, ADR                 651,330
     40,000   Petroleo Brasileiro
                SA, ADR+                1,010,000
     62,300   Tele Centro Oeste
                Celular
                Participacoes SA,
                ADR                       603,531
     44,534   Tele Norte Leste
                Participacoes SA,
                ADR                     1,015,932
     89,950   Usinas Siderurgicas de
                Minas Gerais SA, ADR      405,009
                                      -----------
                                        4,278,052
                                      -----------
    CHILE -- 1.0%
     28,035   Antofagasta Holdings
                Plc                       185,500
     23,500   Compania
                Telecomunicaciones
                de Chile SA, ADR          309,906
                                      -----------
                                          495,406
                                      -----------
    CHINA\HONG KONG -- 10.7%
  6,300,000   Can Do Holdings Ltd.+       630,024
  6,350,000   Chaoda Modern
                Agriculture
                (Holdings) Ltd.+        1,042,091
  4,500,000   China Eastern Airlines
                Corporation Ltd.+         709,643
    215,150   China Telecom (Hong
                Kong) Ltd.+             1,175,095
    700,000   Legend Holdings Ltd.        439,761
  2,802,000   Shanghai Fudan
                Microelectronics
                Company Ltd.+             395,169
      5,000   SINA.com, ADR+               15,625
 20,420,000   Sun Television
                Cybernetworks
                Holdings Ltd.+            476,485
    880,000   Tong Ren Tang
                Technologies Company
                Ltd.+                     361,040
                                      -----------
                                        5,244,933
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
    GREECE -- 4.7%
     23,300   Commercial Bank of
                Greece                $ 1,137,055
     30,200   National Bank of
                Greece SA               1,155,889
                                      -----------
                                        2,292,944
                                      -----------
    HUNGARY -- 2.9%
     12,100   Gedeon Richter Ltd.,
                GDR                       715,413
     12,400   OTP Bank Ltd., GDR          691,300
                                      -----------
                                        1,406,713
                                      -----------
    INDIA -- 8.9%
    185,950   Gujarat Ambuja Cements
                Ltd., GDR                 655,474
     84,345   ICICI Ltd., ADR             885,622
    209,750   Mahindra & Mahindra
                Ltd., GDR                 644,981
     43,675   Pentamedia Graphics
                Ltd., GDR                 272,969
    107,200   State Bank of India,
                GDR                       887,080
     80,920   Videsh Sanchar Nigam
                Ltd., ADR               1,011,494
                                      -----------
                                        4,357,620
                                      -----------
    ISRAEL -- 3.0%
     61,000   Bank Hapoalim Ltd.,
                GDR                       881,450
      4,500   Check Point Software
                Technologies Ltd.+        601,031
                                      -----------
                                        1,482,481
                                      -----------
    KOREA -- 1.7%
    110,000   Hyundai Securities
                Company                   401,739
    205,000   Korea Exchange Bank+        401,897
                                      -----------
                                          803,636
                                      -----------
    MEXICO -- 10.3%
    261,000   ALFA SA de CV               358,315
     36,000   Cemex SA de CV, ADR         650,250
     12,000   Fomento Economico
                Mexicano SA de CV,
                ADR                       358,500

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    MEXICO (CONTINUED)
    570,000   Grupo Financiero
                Banamex Accival SA
                de CV (Banacci)+      $   936,662
    406,000   Grupo Televisa SA+          916,298
     13,111   Nuevo Grupo Mexico SA,
                Class B+                   39,544
     27,000   Telefono de Mexico SA,
                ADR                     1,218,375
    280,000   Wal-Mart de Mexico SA
                de CV+                    556,214
                                      -----------
                                        5,034,158
                                      -----------
    PERU -- 0.0%#
         82   Ferreyros SA, ADR+              228
                                      -----------
    POLAND -- 3.9%
     36,000   Bank Polska Kasa
                Opieki SA, GDR+           552,600
     75,910   Polski Koncern Naftowy
                Orlen SA, GDR             842,601
     78,000   Telekomunikacja Polska
                SA, GDR                   532,350
                                      -----------
                                        1,927,551
                                      -----------
    RUSSIA -- 4.1%
     12,100   Lukoil Holdings, ADR        447,700
     35,400   RAO Unified Energy
                Systems, GDR              290,280
     64,000   Surgutneftegaz, ADR         665,600
     40,000   Vimpel --
                Communications, ADR+      595,000
                                      -----------
                                        1,998,580
                                      -----------
    SENEGAL -- 0.7%
     11,782   Sonatel Communications
                Corporation               353,890
                                      -----------
    SOUTH AFRICA -- 4.8%
    110,000   Imperial Holdings Ltd.      876,569
    222,500   Standard Bank
                Investment
                Corporation Ltd.          896,822
     69,035   Tiger Brands Ltd.           593,006
                                      -----------
                                        2,366,397
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
    SOUTH KOREA -- 9.0%
     40,400   Housing & Commercial
                Bank, Korea           $   916,585
     12,000   Korea Telecom
                Corporation, ADR          635,573
      6,671   Samsung Electronics         833,216
      9,400   SK Telecom Company
                Ltd.                    1,880,000
         58   SK Telecom Company
                Ltd., ADR                   1,366
     49,400   Trigem Computer, Inc.+      160,892
                                      -----------
                                        4,427,632
                                      -----------
    TAIWAN -- 8.6%
         84   Asustek Computer,
                Inc., GDR                     258
     18,361   Asustek Computer,
                Inc., GDR                  56,460
     60,425   GigaMedia Ltd.+             166,169
    162,200   Hon Hai Precision
                Industry Company
                Ltd., GDR               1,909,905
     39,624   Macronix International
                Company Ltd., ADR         465,582
     31,590   Synnex Technology
                International
                Corporation, GDR          182,432
    158,000   Systex Corporation,
                GDR+                      580,650
     18,512   Taiwan Semiconductor
                Manufacturing
                Company Ltd., ADR         319,332
     57,043   Winbond Electronics
                Corporation, GDR          544,761
                                      -----------
                                        4,225,549
                                      -----------
    THAILAND -- 2.1%
    236,600   Grammy Entertainment
                Public Company Ltd.       452,484
    195,000   Hana Microelectronics
                Public Company Ltd.+      397,638
    128,900   Siam Makro Public
                Company Ltd.              154,442
                                      -----------
                                        1,004,564
                                      -----------

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                      VALUE
-------------------------------------------------
COMMON STOCKS (CONTINUED)
    TURKEY -- 5.4%
107,000,000   Akbank TAS              $   678,428
 94,000,000   Dogan Yayin Holdings
                AS                        652,096
  4,610,000   Migros Turk TAS             591,467
 61,500,000   Turkiye Garanti
                Bankasi AS+               344,062
 98,593,250   Vestel Elektronik
                Sanayi ve Ticaret
                AS+                       364,043
                                      -----------
                                        2,630,096
                                      -----------
    UNITED KINGDOM -- 1.8%
    127,000   South African
                Breweries Plc             892,877
                                      -----------
    UNITED STATES -- 1.2%
     28,800   DSP Group, Inc.+            606,150
                                      -----------
TOTAL COMMON STOCKS
  (Cost $59,419,718)                   45,829,457
                                      -----------
PREFERRED STOCKS -- 1.7%
    BRAZIL -- 1.6%
     95,000   Companhia Paranaense
                de Energia-Copel,
                ADR                       801,563
        417   Telecomunicacoes do
                Rio de Janeiro SA+             12
                                      -----------
                                          801,575
                                      -----------
    SOUTH KOREA -- 0.1%
      1,571   Shinsegae Department
                Store Company              47,875
                                      -----------
TOTAL PREFERRED STOCKS
  (Cost $932,879)                         849,450
                                      -----------
INVESTMENT COMPANY
  SECURITIES -- 0.5%
  (Cost $700,000)
    SOUTH KOREA -- 0.5%
     70,000   Korea Investment
                Corporation+              242,200
                                      -----------

SHARES                                      VALUE
-------------------------------------------------
WARRANTS -- 0.0%
  (Cost $0)
    INDONESIA -- 0.0%
 20,000,000   PT Lippo Bank Tbk,
                expires, 04/12/2002+  $        --
                                      -----------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $1,382,000)
$ 1,382,000   Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $1,382,914 on
                01/02/2001,
                collateralized by
                $1,375,000 U.S.
                Treasury Note,
                5.500% maturing
                01/31/2003
                (value $1,414,531)      1,382,000
                                      -----------

TOTAL INVESTMENTS
  (Cost $62,434,597*)       98.5%      48,303,107
OTHER ASSETS AND
  LIABILITIES (NET)          1.5          713,872
                           -----      -----------
NET ASSETS                 100.0%     $49,016,979
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security
# Amount represents less than 0.1% of net assets.

ABBREVIATIONS:
ADR -- American Depository Receipt
GDR -- Global Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Framlington Emerging Markets Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banking and Financial
  Services..............     22.0%     $10,767,191
Telecommunications......     12.1        5,947,393
Electronics.............     11.9        5,835,796
Cellular
  Telecommunication
  Services..............      6.9        3,385,120
Oil and Gas.............      6.1        2,965,901
Food and Beverages......      5.0        2,435,093
Computer Hardware,
  Software or
  Services..............      4.6        2,258,637
Diversified.............      4.1        2,013,390
Building and Building
  Materials.............      2.7        1,305,724
Drugs and Health Care...      2.2        1,076,452
Agricultural
  Machinery.............      2.1        1,042,091
Broadcasting and
  Advertising...........      1.9          916,297
Retail..................      1.5          710,657
Metals and Mining.......      1.4          691,103
Air Travel..............      1.4          709,643
Real Estate.............      1.3          630,024
Multimedia..............      1.3          652,096

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Automobiles.............      1.3%     $   644,981
Investment Company
  Securities............      1.0          476,485
Leisure Time............      0.9          452,484
Steel...................      0.8          405,009
Utilities...............      0.6          290,280
Computers and Business
  Equipment.............      0.4          217,610
                            -----      -----------
TOTAL COMMON STOCKS.....     93.5       45,829,457
PREFERRED STOCKS........      1.7          849,450
INVESTMENT COMPANY
  SECURITIES............      0.5          242,200
WARRANTS................      0.0               --
REPURCHASE AGREEMENT....      2.8        1,382,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.5       48,303,107
OTHER ASSETS AND
  LIABILITIES (NET).....      1.5          713,872
                            -----      -----------
NET ASSETS..............    100.0%     $49,016,979
                            =====      ===========

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC -- 79.7%
    BIOTECHNOLOGY -- 22.7%
     92,400    Abegenix, Inc.+        $  5,457,375
     80,000    Affymetrix, Inc.+         5,955,000
     50,000    Alexion
                 Pharmaceuticals,
                 Inc.+                   3,246,875
    150,000    Antigenics, Inc.+         1,659,375
    200,000    Arena
                 Pharmaceuticals,
                 Inc.+                   3,100,000
    137,800    Corixa Corporation+       3,841,175
    160,000    Cubist
                 Pharmaceuticals,
                 Inc.+                   4,640,000
    120,000    Diacrin, Inc.+              600,000
    180,000    Exelixis, Inc.+           2,632,500
    130,625    Genaissance
                 Pharmaceuticals,
                 Inc.+                   2,351,250
     60,000    Genentech, Inc.+          4,890,000
    130,000    Genzyme Transgenics
                 Corporation+            1,860,625
     80,000    Human Genome
                 Sciences, Inc.+         5,545,000
    150,000    ICOS Corporation+         7,790,625
    108,500    Intermune
                 Pharmaceuticals,
                 Inc.+                   4,841,812
    330,000    Interpore
                 International,
                 Inc.+                   1,299,375
    100,000    Invitrogen
                 Corporation+            8,637,500
    450,000    La Jolla
                 Pharmaceutical
                 Company+                2,123,438
    149,990    Large Scale Biology
                 Corporation+            1,424,905
    200,000    Lexicon Genetics,
                 Inc.+                   3,325,000
     50,000    Maxim
                 Pharmaceuticals,
                 Inc.+                     318,750
    100,000    Medarex, Inc.+            4,075,000
    100,000    Millennium
                 Pharmaceuticals,
                 Inc.+                   6,187,500

SHARES                                       VALUE
--------------------------------------------------
    BIOTECHNOLOGY (CONTINUED)
     50,000    Myriad Genetics,
                 Inc.+                $  4,137,500
    178,413    NeoPharm, Inc.+           6,757,392
      6,825    Neose Technologies,
                 Inc.+                     225,225
    180,000    Neurocrine
                 Biosciences, Inc.+      5,962,500
    132,600    NPS Pharmaceuticals,
                 Inc.+                   6,364,800
    250,000    Onyx Pharmaceuticals,
                 Inc.+                   3,718,750
    100,000    OSI Pharmaceuticals,
                 Inc.+                   8,012,500
    200,000    Pharmacopeia, Inc.+       4,362,500
     75,000    Pharmacyclics, Inc.+      2,568,750
    150,000    PRAECIS
                 Pharmaceuticals,
                 Inc.+                   4,387,500
    140,000    Ribozyme
                 Pharmaceuticals,
                 Inc.+                   2,003,750
    250,000    Texas Biotechnology
                 Corporation+            2,147,500
    105,000    Transkaryotic-
                 Therapies, Inc.+        3,825,938
     70,000    Trimeris, Inc.+           3,841,250
    100,000    Vical, Inc.+              1,850,000
                                      ------------
                                       145,968,935
                                      ------------
    CONTRACT SALES AND RESEARCH
      ORGANIZATIONS -- 4.9%
    117,900    Accredo Health, Inc.+     5,917,106
    116,500    Albany Molecular
                 Research, Inc.+         7,179,313
     70,000    Aurora Bioscience
                 Corporation+            2,200,625
    300,000    Discovery Partners
                 International+          3,637,500
    100,000    Paradigm Genetics,
                 Inc.+                   1,000,000
    147,500    Pharmaceutical
                 Product
                 Development, Inc.+      7,328,906
    205,025    Quintiles
                 TransNational
                 Corporation+            4,292,711
     19,100    US Oncology, Inc.+          120,569
                                      ------------
                                        31,676,730
                                      ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    DISTRIBUTION AND MARKETING SERVICES -- 4.4%
    150,000    Advance Paradigm,
                 Inc.+                $  6,825,000
    400,000    Genomic Solutions,
                 Inc.+                   3,050,000
    300,000    Omnicare, Inc.            6,487,500
     60,000    Professional
                 Detailing, Inc.+        6,345,937
     70,000    Waters Corporation+       5,845,000
                                      ------------
                                        28,553,437
                                      ------------
    DRUGS -- 20.6%
    130,000    Alpharma, Inc.            5,703,750
    343,600    AVANT Immunothera-
                 peutics, Inc.+          2,362,250
    100,000    Cell Therapeutics,
                 Inc.+                   4,506,250
    285,717    Cellegy
                 Pharmaceuticals,
                 Inc.+                   1,678,587
    125,000    Cellegy
                 Pharmaceuticals,
                 Inc.+                     734,375
     96,540    Cephalon, Inc.+           6,112,189
    170,000    Connetics
                 Corporation+              775,625
    110,000    COR Therapeutics,
                 Inc.+                   3,870,625
    350,000    Corvas International,
                 Inc.+                   5,031,250
    400,000    Curis, Inc.+              2,457,680
     80,000    CV Therapeutics,
                 Inc.+                   5,660,000
    115,000    CVS Corporation           6,892,813
    300,000    Dendreon Corporation+     4,500,000
     50,000    Eli Lilly and Company     4,653,125
     40,000    Forest Laboratories,
                 Inc.+                   5,315,000
    160,000    ILEX Oncology, Inc.+      4,210,000
    192,000    ImmunoGen, Inc.+          4,116,000
    425,000    Insmed, Inc.+             1,474,219
    181,615    Inspire
                 Pharmaceutical,
                 Inc.+                   4,733,341
    440,000    Introgen
                 Therapeutics, Inc.+     3,080,000
    181,500    King Pharmaceuticals,
                 Inc.+                   9,381,281

SHARES                                       VALUE
--------------------------------------------------
    DRUGS (CONTINUED)
     90,000    Medicis
                 Pharmaceutical
                 Corporation, Class
                 A+                   $  5,321,250
    100,000    Medimmune, Inc.+          4,768,750
    100,000    Neurogen Corporation+     3,512,500
    148,000    Pfizer, Inc.              6,808,000
    115,000    Pharmacia Corporation     7,015,000
    250,000    POZEN, Inc.+              4,562,500
     70,000    Sepracor, Inc.+           5,608,750
    380,125    Telik, Inc.+              2,518,328
     40,000    Wellpoint Health
                 Networks, Inc.+         4,610,000
                                      ------------
                                       131,973,438
                                      ------------
    DRUG DELIVERY -- 2.6%
    443,475    AeroGen, Inc.+            4,711,922
    100,000    ALZA Corporation+         4,250,000
    100,000    Inhale Therapeutic
                 Systems+                5,050,000
    331,400    Valentis, Inc.+           2,361,225
                                      ------------
                                        16,373,147
                                      ------------
    MANAGED HEALTH CARE -- 4.5%
    500,000    HEALTHSOUTH
                 Corporation+            8,156,250
    150,000    IMPATH, Inc.+             9,975,000
    100,000    ProMedCo Management
                 Company+                   12,500
    120,000    Renal Care Group,
                 Inc.+                   3,290,625
    228,650    Res-Care, Inc.+           1,028,925
    100,000    UnitedHealth Group,
                 Inc.+                   6,137,500
                                      ------------
                                        28,600,800
                                      ------------
    MEDICAL DEVICES -- 13.1%
    243,360    American Medical
                 Systems Holdings,
                 Inc.+                   3,863,340
     60,000    Applera
                 Corporation --
                 Applied Biosystems
                 Group+                  5,643,750
    185,000    ArthroCare
                 Corporation+            3,607,500
      3,575    Aspect Medical
                 Systems, Inc.+             30,834

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - DOMESTIC (CONTINUED)
    MEDICAL DEVICES (CONTINUED)
    211,818    ATS Medical, Inc.+     $  3,005,168
    100,000    Biomet, Inc.              3,968,750
    132,000    Bruker Daltonics,
                 Inc.+                   3,110,250
    270,850    Cepheid, Inc.+            2,285,297
    150,000    Cyberonics, Inc.+         3,487,500
    143,000    Cytyc Corporation+        8,946,437
    150,000    Dyax Corporation+         3,180,469
    215,700    Endocardial
                 Solutions, Inc.+          660,581
    200,000    EPIX Medical, Inc.        1,675,000
     49,000    Illumina, Inc.+             787,063
     80,200    Inverness Medical
                 Technology, Inc.+       3,122,788
    250,000    Kensey Nash
                 Corporation+            2,531,250
    200,000    Micro Therapeutics,
                 Inc.+                     937,500
     63,400    MiniMed, Inc.+            2,664,781
    103,000    Molecular Devices
                 Corporation+            7,049,062
     50,975    ORATEC Interventions,
                 Inc.+                     261,247
    200,000    ResMed, Inc.+             7,975,000
    223,650    Rita Medical Systems,
                 Inc.+                   1,901,025
    450,000    Sonic Innovations,
                 Inc.+                   3,009,375
    100,000    St. Jude Medical,
                 Inc.+                   6,143,750
    270,000    Transgenomic, Inc.+       2,835,000
    130,000    VISX, Inc.+               1,356,875
                                      ------------
                                        84,039,592
                                      ------------
    MEDICAL INFORMATION SYSTEMS -- 1.8%
    240,000    Allscripts, Inc.+         2,242,500
     20,000    Data Critical
                 Corporation+               49,375
    375,000    eBenX, Inc.+              2,531,250
    300,000    I-many, Inc.+             3,731,250
     50,000    MedicaLogic, Inc.+          115,625
    213,100    Pharsight
                 Corporation+            1,012,225
    104,250    Rosetta Inpharmatics,
                 Inc.+                   1,668,000
                                      ------------
                                        11,350,225
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL SERVICES -- 5.1%
     70,600    Cardinal Health,
                 Inc.                 $  7,033,525
    450,000    Caremark Rx, Inc.+        6,103,125
    357,200    Dynacare, Inc.+           3,884,550
    326,000    HealthStream, Inc.+         326,000
     40,000    Laboratory
                 Corporation of
                 America Holdings        7,040,000
    160,000    MGI Pharma, Inc.+         2,640,000
    200,000    SonoSite, Inc.+           2,550,000
     22,500    Specialty
                 Laboratories, Inc.+       745,312
     74,800    Zoll Medical
                 Corporation+            2,622,675
                                      ------------
                                        32,945,187
                                      ------------
TOTAL COMMON STOCKS - DOMESTIC
  (Cost $481,788,551)                  511,481,491
                                      ------------
COMMON STOCKS - FOREIGN -- 17.5%
    BIOTECHNOLOGY -- 6.5%
     90,000    Cambridge Antibody
                 Technology Group
                 Plc+                    5,113,927
    348,800    Celltech Group Plc+       6,170,063
     20,000    Cerep+                    1,701,468
    160,000    Genmab A/S+               3,686,381
     51,000    GPC Biotech AG+           1,458,220
     51,700    KS Biomedix Holdings+       436,785
     30,000    Maxim Pharmaceutical+       192,287
     95,000    NeuroSearch A/S+          2,990,148
     60,000    Nicox SA+                 4,614,245
     45,595    Novuspharma SpA+          1,845,270
  2,043,000    Oxford BioMedica Plc+     2,046,782
    239,584    Oxford GlycoSciences
                 Plc+                    5,409,575
    108,000    Peptide Therapeutics
                 Group                     165,207
    495,000    Pharmagene Plc+             819,372
      4,300    Pharming Group NV+           31,090
    337,500    Shield Diagnostics
                 Group Plc               2,775,651
  1,120,000    XTL
                 Biopharmaceuticals
                 Ltd.+                   2,302,762
                                      ------------
                                        41,759,233
                                      ------------

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS - FOREIGN (CONTINUED)
    CONTRACT SALES AND RESEARCH
      ORGANIZATIONS -- 0.8%
    145,580    Evotec Biosystems AG   $  4,497,416
     69,485    Medivir AB+                 883,378
                                      ------------
                                         5,380,794
                                      ------------
    DRUGS -- 6.3%
     14,300    Actelion Ltd.+            6,493,183
     64,000    AMRAD Corporation
                 Ltd.+                      30,265
     85,000    Angiotech
                 Pharmaceuticals,
                 Inc.+                   3,910,000
    220,000    Bioglan Pharma Plc        1,536,272
     60,000    Biosearch Italia SpA+     2,495,861
    400,000    Forbes Medi-Tech,
                 Inc.+                   1,168,193
    250,000    Galen Holdings Plc        3,177,513
     18,750    Galen Holdings Plc,
                 ADR+                      904,688
    100,000    Karo Bio AB+              3,125,331
    337,350    Neurochem, Inc.+          1,989,967
    125,000    QLT Photo-
                 Therapeutics, Inc.+     3,500,000
     25,000    Rhein Biotech NV+         2,816,999
    322,500    Shire Pharmaceuticals
                 Group Plc+              5,087,572
     53,000    Teva Pharmaceutical,
                 ADR                     3,882,250
                                      ------------
                                        40,118,094
                                      ------------
    DRUG DELIVERY -- 1.3%
    170,000    SR Pharma Plc+            1,182,035
  1,844,000    Weston Medical Group
                 Plc+                    7,251,788
                                      ------------
                                         8,433,823
                                      ------------
    MEDICAL DEVICES -- 1.7%
    695,724    Gyrus Group Plc+          3,451,249
     51,725    Jomed NV+                 2,840,104
     60,000    QIAGEN NV+                2,180,358
     60,000    QIAGEN NV, ADR+           2,075,625
                                      ------------
                                        10,547,336
                                      ------------

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL INFORMATION SYSTEMS -- 0.9%
     35,000    Lion Bioscience AG+    $  2,826,389
    300,000    PyroSequencing AB+        3,082,954
                                      ------------
                                         5,909,343
                                      ------------
TOTAL COMMON STOCKS - FOREIGN
  (Cost $118,547,473)                  112,148,623
                                      ------------
WARRANTS -- 0.0%#
  (Cost $0)
    DRUGS -- 0.0%#
      2,400    AVANT Immunothera-
                 peutics, Inc.,
                 expires 08/24/03+           8,325
                                      ------------
PRINCIPAL
AMOUNT
-----------
REPURCHASE AGREEMENT -- 1.7%
  (Cost $11,335,000)
$11,335,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 5.950% dated
                 12/29/2000, to be
                 repurchased at
                 $11,342,494 on
                 01/02/2001,
                 collateralized by
                 $8,265,000 U.S.
                 Treasury Bond,
                 9.000% maturing
                 11/15/2018
                 (value $11,563,247)  $ 11,335,000
                                      ------------

TOTAL INVESTMENTS
  (Cost $611,671,024*)     98.9%      634,973,439
OTHER ASSETS AND
  LIABILITIES (NET)         1.1         6,800,434
                          -----      ------------
NET ASSETS                100.0%     $641,773,873
                          =====      ============

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.
# Amount represents less than 0.1% of net assets.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 93.6%
    AUSTRALIA -- 1.8%
   165,000    Foster's Brewing Group
                Ltd.                   $   433,285
   430,000    Qantas Airways Ltd.          848,790
                                       -----------
                                         1,282,075
                                       -----------
    CHINA/HONG KONG -- 3.1%
 2,500,000    Arcontech Corporation+       314,115
 3,000,000    Can Do Holdings Ltd.+        300,011
 1,760,000    Chaoda Modern
                Agriculture
                (Holdings) Ltd.+           288,831
 1,280,000    China Petroleum &
                Chemical Corporation+      201,854
    33,150    China Telecom (Hong
                Kong) Ltd.+                181,057
    15,000    chinadotcom
                Corporation, Class A+       67,500
    23,300    Hutchison Whampoa Ltd.       290,514
   172,000    Li & Fung Ltd.+              312,038
    90,000    MTR Corporation Ltd.+        158,083
     1,200    SINA.com, ADR+                 3,750
 5,600,000    Sun Television
                Cybernetworks
                Holdings Ltd.+             130,672
                                       -----------
                                         2,248,425
                                       -----------
    DENMARK -- 1.6%
    21,000    Vestas Wind Systems AS+    1,136,886
                                       -----------
    FINLAND -- 3.6%
    42,400    Nokia AB Oyj               1,891,145
    14,000    Sampo Insurance Oyj, A
                Shares                     755,895
                                       -----------
                                         2,647,040
                                       -----------
    FRANCE -- 13.7%
    11,000    Alcatel+                     624,904
    16,000    Aventis SA                 1,395,729
     5,825    AXA                          842,330
     9,750    Banque Nationale de
                Paris                      856,016
     4,600    Castorama Dubois SA        1,192,154
   135,000    Gemplus International
                SA+                      1,204,267
    17,300    Pechiney SA                  790,954

SHARES                                       VALUE
--------------------------------------------------
    FRANCE (CONTINUED)
    18,500    STMicroelectronics NV    $   807,775
    11,500    Total Fina SA, Class B     1,710,482
     9,750    Vivendi Universal SA+        641,783
                                       -----------
                                        10,066,394
                                       -----------
    GERMANY -- 0.7%
     9,600    Bayerische Hypo-Und
                Vereinsbank AG             543,568
                                       -----------
    ITALY -- 4.3%
   175,000    ENI SpA                    1,117,410
     5,040    Seat Pagine Gialle SpA        11,240
   105,000    Telecom Italia SpA         1,161,449
   160,000    UniCredito Italiano SpA      836,836
                                       -----------
                                         3,126,935
                                       -----------
    JAPAN -- 22.2%
     7,000    Aiful Corporation            571,291
   180,000    Asahi Bank Ltd.              612,491
       100    DDI Corporation              481,980
     5,000    Fanuc Ltd.                   339,836
     5,000    Fast Retailing Company
                Ltd.                       978,831
   150,000    Kajima Corporation           415,938
     1,700    Keyence Corporation          416,375
    25,000    Matsushita Electric
                Industrial Company
                Ltd.                       597,008
    13,700    Meitec Corporation           438,611
        50    Mizuho Holdings, Inc.        309,657
     3,000    Murata Manufacturing
                Company Ltd.               351,645
    35,000    NEC Corporation              639,871
    40,000    Nikko Securities
                Company Ltd.               309,657
   200,000    Nippon Steel
                Corporation                330,651
        85    Nippon Telegraph &
                Telephone Corporation      611,923
        70    NTT Mobile
                Communications
                Network, Inc.            1,206,263
     5,000    Promise Company Ltd.         354,269
     5,000    Rohm Company                 949,090
    19,000    Sony Corporation           1,312,981
    32,000    Sumitomo Bank Ltd.           328,341

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    JAPAN (CONTINUED)
    36,000    Sumitomo Electric
                Industries             $   590,133
    65,000    Suzuki Motor
                Corporation                693,667
    16,000    Takeda Chemical
                Industries Ltd.            946,116
    35,000    The Bank of Tokyo-
                Mitsubishi Ltd.            348,102
    20,000    The Nomura Securities
                Company Ltd.               359,517
    50,000    Toshiba Corporation          334,150
    20,000    Toyota Motor
                Corporation                638,558
     4,500    Trend Micro, Inc.            325,534
    12,900    World Company Ltd.           487,474
                                       -----------
                                        16,279,960
                                       -----------
    NETHERLANDS -- 3.0%
    40,370    ABN AMRO Holdings NV         918,118
    16,000    ING Groep NV               1,278,241
                                       -----------
                                         2,196,359
                                       -----------
    SINGAPORE -- 0.4%
    40,600    Datacraft Asia Ltd.          191,632
    15,000    Venture Manufacturing
                Ltd.                       100,462
                                       -----------
                                           292,094
                                       -----------
    SOUTH KOREA -- 0.7%
     7,000    H&CB                         158,814
     1,046    Samsung Electronics          130,647
       700    SK Telecom Company
                Ltd.+                      140,000
     5,000    SK Telecom Company
                Ltd., ADR                  117,812
                                       -----------
                                           547,273
                                       -----------
    SPAIN -- 5.5%
         1    Banco Bilbao Vizcaya
                Argentaria SA                   15
    65,000    Banco Santander Central
                Hispano SA                 695,799
    46,000    Cortefiel SA                 764,533
    82,500    Sol Melia SA                 852,917

SHARES                                       VALUE
--------------------------------------------------
    SPAIN (CONTINUED)
   130,000    Telefonica Publicidad e
                Informacion SA+        $   695,799
    63,568    Telefonica SA+             1,050,550
                                       -----------
                                         4,059,613
                                       -----------
    SWEDEN -- 3.7%
    49,000    Eniro AB+                    493,167
    60,000    Ericsson (L.M.) AB,
                Class B+                   683,335
   100,000    Nordbanken Holding AB        757,495
    49,500    Skandia Forsakrings AB       804,985
                                       -----------
                                         2,738,982
                                       -----------
    SWITZERLAND -- 9.4%
     1,451    Adecco SA                    913,085
       375    Nestle SA                    874,514
       760    Novartis AG                1,343,328
       125    Roche Holdings AG          1,273,213
     7,800    UBS AG -- Registered       1,272,811
     2,000    Zurich Financial
                Services AG+             1,205,503
                                       -----------
                                         6,882,454
                                       -----------
    UNITED KINGDOM -- 19.9%
    40,000    Barclays Plc               1,239,305
   175,000    BBA Group Plc                968,207
   110,000    BG Group Plc                 430,946
    89,000    BP Amoco Plc                 718,641
    74,000    CGU Plc                    1,197,257
   200,000    Chubb Plc+                   472,515
   200,000    Kidde Plc+                   215,323
   500,000    Lattice Group Plc+         1,128,952
    80,000    Marconi Plc                  860,097
    67,000    Ocean Group Plc              951,759
    36,999    Pearson Plc                  879,661
    65,000    Prudential Plc             1,046,785
   105,833    Spirent Plc                  965,338
    90,000    Standard Chartered Plc     1,297,995
    60,000    United News & Media Plc      762,603
   400,000    Vodafone Group Plc         1,468,385
                                       -----------
                                        14,603,769
                                       -----------
TOTAL COMMON STOCKS
  (Cost $63,506,779)                   $68,651,827
                                       -----------

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
PREFERRED STOCKS -- 2.5%
    GERMANY -- 2.5%
    17,000    Fresenius Medical Care
                AG                     $   814,113
       300    Porsche AG                   978,907
                                       -----------
                                         1,793,020
                                       -----------
TOTAL PREFERRED STOCKS
  (Cost $1,395,688)                     $1,793,020
                                       -----------
INVESTMENT COMPANY
  SECURITIES -- 0.3%
  (Cost $700,000)
    SOUTH KOREA -- 0.3%
    70,000    Korea Investment
                Corporation+               242,200
                                       -----------
PRINCIPAL
AMOUNT
----------
REPURCHASE AGREEMENT -- 1.9%
  (Cost $1,397,000)
$1,397,000    Agreement with State
                Street Bank and Trust
                Company, 5.950% dated
                12/29/2000, to be
                repurchased at
                $1,397,924 on
                01/03/2001,
                collateralized by
                $1,065,000 U.S.
                Treasury Note, 8.125%
                maturing 08/15/2021
                (value $1,427,100)     $ 1,397,000
                                       -----------

                                            VALUE
-------------------------------------------------
TOTAL INVESTMENTS
  (Cost $66,999,467*)       98.3%     $72,084,047
OTHER ASSETS AND
  LIABILITIES (NET)          1.7        1,254,742
                           -----      -----------
NET ASSETS                 100.0%     $73,338,789
                           =====      ===========

------------
* Aggregate cost for Federal tax purposes.
+ Non-income producing security.

ABBREVIATION:
ADR -- American Depository Receipt

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

At December 31, 2000 sector diversification of the Munder Framlington International Growth Fund was as follows:

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
COMMON STOCKS:
Banking and Financial
  Services..............     17.8%     $13,048,341
Telecommunications......     10.6        7,800,618
Electronics.............      9.6        7,043,952
Insurance...............      8.0        5,852,754
Drugs and Health Care...      6.8        4,958,386
Oil and Gas.............      5.7        4,179,332
Retail..................      4.0        2,935,519
Communication
  Services..............      3.9        2,869,915
Electric and Electrical
  Equipment.............      3.5        2,539,369
Holding Companies --
  Diversified...........      2.9        2,139,285
Printing and
  Publishing............      2.7        1,962,808
Software................      2.5        1,843,915
Air Travel..............      2.4        1,800,548
Diversified
  Industrial............      2.0        1,436,452
Food and Beverage.......      1.8        1,307,799
Automotive..............      1.8        1,332,225
Machinery...............      1.3          968,207
Private Placements......      1.2          913,085
Hotels..................      1.2          852,917

                             % OF
                          NET ASSETS         VALUE
                          ------------------------
Metal Processing........      1.1%     $   790,954
Apparel and Textiles....      0.7          487,474
Building and Building
  Materials.............      0.6          415,938
Steel...................      0.4          330,651
Real Estate.............      0.4          300,012
Distributors............      0.4          312,038
Transportation..........      0.2          158,083
Internet Content........      0.1           71,250
                            -----      -----------
TOTAL COMMON STOCKS.....     93.6       68,651,827
PREFERRED STOCKS........      2.5        1,793,020
INVESTMENT COMPANY
  SECURITIES............      0.3          242,200
REPURCHASE AGREEMENT....      1.9        1,397,000
                            -----      -----------
TOTAL INVESTMENTS.......     98.3       72,084,047
OTHER ASSETS AND
  LIABILITIES (NET).....      1.7        1,254,742
                            -----      -----------
NET ASSETS..............    100.0%     $73,338,789
                            =====      ===========

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 7.8%
$4,400,000    Prudential Securities
                Secured Financing
                Corporation, Series
                1999-C2 Class A2,
                7.193% due
                04/15/2009            $  4,601,087
 5,940,000    Standard Credit Card
                Master Trust, Class
                A, Series 1994-2,
                7.250% due
                04/07/2008               6,240,776
 2,200,000    WFS Financial Owner
                Trust, Series 2000-C
                Class A4,
                7.170% due
                02/20/2008               2,259,562
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $12,631,443)                    13,101,425
                                      ------------
CORPORATE BONDS AND NOTES -- 61.4%
    BUSINESS SERVICES -- 2.3%
 5,000,000    Comdisco, Inc.,
                9.500% due
                08/15/2003               3,900,000
                                      ------------
    COMMERCIAL MORTGAGE -- 3.1%
 5,000,000    Merrill Lynch Mortgage
                Investors, Inc.,
                Series 1996-C1,
                Class B,
                7.420% due
                04/25/2028               5,203,807
                                      ------------
    DRUGS -- 4.1%
 6,400,000    Eli Lilly and Company,
                8.375% due
                02/07/2005               6,894,880
                                      ------------
    FINANCE -- 17.4%
 5,500,000    CIT Group, Inc.,
                7.500% due
                11/14/2003               5,573,211

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FINANCE (CONTINUED)
$4,750,000    Countrywide Capital
                III, Subordinated
                Capital Income, Secs
                Series B, 8.050% due
                06/15/2027            $  4,209,588
 4,600,000    General Electric
                Capital Corporation,
                8.850% due
                04/01/2005               5,074,881
 4,520,000    Pitney Bowes Credit
                Corporation,
                8.625% due
                02/15/2008               4,951,289
 5,000,000    Sovereign Bank, Series
                2000-1 Class A2
                144A, 12.180% due
                06/30/2020++             5,278,150
 4,000,000    Verizon Global Funding
                Corporation, 144A
                7.250% due
                12/01/2010++             4,061,580
                                      ------------
                                        29,148,699
                                      ------------
    FOOD AND BEVERAGE -- 2.1%
 3,115,000    Coca-Cola Enterprises,
                8.500% due
                02/01/2022               3,567,946
                                      ------------
    GAS AND PIPELINE UTILITIES -- 1.6%
 2,600,000    El Paso Energy
                Corporation,
                7.375% due
                12/15/2012               2,648,922
                                      ------------
    INDUSTRIAL -- 15.6%
 4,250,000    American Greetings
                Corporation,
                6.100% due
                08/01/2028               3,655,157
 3,895,000    Anheuser-Busch
                Companies,
                9.000% due
                12/01/2009               4,601,981

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    INDUSTRIAL (CONTINUED)
$6,725,000    Harris Corporation
                Delaware,
                6.350% due
                02/01/2028            $  6,228,332
 5,000,000    IBM Corporation,
                7.500% due
                06/15/2013               5,368,180
 3,180,000    Unilever Capital
                Corporation,
                6.750% due
                11/01/2003               3,237,148
 2,920,353    United Air Lines,
                Inc., 8.030% due
                07/01/2011               3,045,403
                                      ------------
                                        26,136,201
                                      ------------
    INSURANCE -- 2.5%
 4,085,000    Axa,
                8.600% due
                12/15/2030               4,204,196
                                      ------------
    TELECOMMUNICATIONS -- 5.4%
 5,000,000    AT&T Corp. -- Liberty
                Media Group,
                8.250% due
                02/01/2030               4,561,705
 4,800,000    Marconi Corporation
                Plc, 8.375% due
                09/15/2030               4,509,216
                                      ------------
                                         9,070,921
                                      ------------
    UTILITY -- ELECTRIC -- 7.3%
 4,100,000    National Rural
                Utilities
                Cooperative Finance,
                Note,
                6.125% due
                05/15/2005               4,083,030
 4,700,000    Puget Sound Energy,
                Inc.,
                7.020% due
                12/01/2027               4,334,627

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    UTILITY -- ELECTRIC (CONTINUED)
$3,890,000    TECO Energy, Inc.,
                7.000% due
                10/01/2002            $  3,932,774
                                      ------------
                                        12,350,431
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $107,063,326)                  103,126,003
                                      ------------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 23.8%
    COLLATERALIZED MORTGAGE OBLIGATIONS
      (CMO) -- 11.7%
              Federal Home Loan
                Mortgage
                Corporation:
 5,000,000      Series 2132, Class
                PD, 6.000% due
                11/15/2027               4,858,350
 3,805,188      Series 1541, Class
                F, 6.250% due
                05/15/2019               3,795,713
 1,925,000      Series 1702-A, Class
                PD,
                6.500% due
                04/15/2022               1,939,892
              Federal National
                Mortgage
                Association:
 7,000,000      Remic Trust 1994 30
                Class H,
                6.250% due
                11/25/2022               7,016,310
 2,004,820      Remic Trust 1997 G1
                Class K,
                6.750% due
                02/18/2004               2,023,585
                                      ------------
                                        19,633,850
                                      ------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 4.2%
              FHLMC:
                Pool #E62394, Gold:
   680,996         7.500% due
                   09/01/2010              694,195
 6,300,000         7.500% due
                   01/01/2030            6,396,453
                                      ------------
                                         7,090,648
                                      ------------

                       See Notes to Financial Statements.

           Munder Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 4.3%
              FNMA:
$4,565,320      Pool #455598,
                5.500% due
                12/01/2028            $  4,318,029
 1,221,219      Pool #303105,
                11.000% due
                11/01/2020               1,333,746
 1,421,802      Pool #100081,
                11.500% due
                08/01/2016               1,582,198
                                      ------------
                                         7,233,973
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 2.8%
 4,600,000    Tennessee Valley
                Authority,
                6.375% due
                06/15/2005               4,708,146
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 0.8%
 1,273,839    GNMA, Pool #780584,
                7.000% due
                06/15/2027               1,279,973
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $39,725,708)                    39,946,590
                                      ------------
U.S. TREASURY OBLIGATIONS -- 5.1%
    U.S. TREASURY BONDS -- 3.9%
 6,341,820    3.875% due
                04/15/2029, TIPS         6,502,509
                                      ------------
    U.S. TREASURY NOTES -- 1.2%
 1,900,000    5.750% due 08/15/2010      1,991,287
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $8,316,232)                      8,493,796
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.3%
  (Cost $2,121,000)
$2,121,000    Agreement with State
                Street Bank and
                Trust Company,
                5.950% dated
                12/29/2000, to be
                repurchased at
                $2,122,402 on
                01/02/2001,
                collateralized by
                $1,575,000 U.S.
                Treasury Bond,
                8.500% maturing
                02/15/2020 (value
                $2,164,147)           $  2,121,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $2,315,010)         1.4%     $  2,315,010
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $172,172,719*)    100.8%      169,103,824
OTHER ASSETS AND
  LIABILITIES (NET)        (0.8)       (1,288,941)
                          -----      ------------
NET ASSETS                100.0%     $167,814,883
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000, the market value of the securities on loan is $2,263,939. Collateral received for securities loaned of $2,315,010 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
TIPS -- Treasury Inflation-Protection Security

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
ASSET-BACKED SECURITIES -- 9.3%
$ 5,000,000    Chase Manhattan
                 Credit Card Master,
                 Series 1996-3 Class
                 A,
                 7.040% due
                 02/15/2005           $  5,013,950
  5,000,000    CNH Equipment Trust,
                 Series 2000-B Class
                 A3,
                 6.880% due
                 03/15/2005              5,087,874
  5,215,524    Contimortgage Home
                 Equity Loan, 1997 2
                 Pass thru
                 Certificate Class
                 A9,
                 7.090% due
                 04/15/2028              5,286,936
  5,000,000    Delta Air Lines,
                 Inc., Series 2000-1
                 Pass thru
                 Certificate Class
                 A2,
                 7.570% due
                 11/18/2010              5,277,800
  5,000,000    Discover Card Master
                 Trust I, Series
                 1999-2 Class B,
                 6.100% due
                 10/15/2004              5,004,346
  5,000,000    First Security Auto
                 Owner Trust, Series
                 2000-1 Class A3,
                 7.300% due
                 07/15/2004              5,107,185
  5,155,000    Ford Credit Auto
                 Owner Trust, Series
                 2000-D Class A3,
                 7.150% due
                 12/15/2003              5,219,283
                                      ------------
TOTAL ASSET-BACKED SECURITIES
  (Cost $35,554,673)                    35,997,374
                                      ------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES -- 49.8%
    BANKING AND FINANCIAL SERVICES -- 21.8%
$10,000,000    America Express Bank,
                 Ltd.,
                 6.941% due
                 02/10/2004+          $  9,897,840
 10,000,000    American General
                 Finance
                 Corporation, 6.850%
                 due 07/12/2004         10,084,660
  2,570,000    Associates
                 Corporation of
                 North America, MTN,
                 8.250% due
                 10/15/2004              2,734,560
 10,000,000    Countrywide Home
                 Loans, Inc., MTN,
                 6.850% due
                 06/15/2004             10,023,130
 10,000,000    Deutsche Bank
                 Financial,
                 6.700% due
                 12/13/2006              9,957,740
  2,400,000    Ford Motor Credit
                 Corporation,
                 6.500% due
                 02/15/2006              2,348,830
  4,900,000    General Motors
                 Acceptance
                 Corporation,
                 7.625% due
                 06/15/2004              5,010,235
  5,000,000    Marriott Vacation
                 Club Owner Trust,
                 Series 2000-1A,
                 Class B, 144A
                 7.050% due
                 09/20/2017++            5,037,500
 10,000,000    SunAmerica
                 Institutional, MTN,
                 5.750% due
                 02/16/2009              9,531,740
  3,360,000    Swiss Bank
                 Corporation,
                 7.250% due
                 09/01/2006              3,462,940

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    BANKING AND FINANCIAL SERVICES (CONTINUED)
$   129,657    Textron Financial
                 Corporation
                 Receivables,
                 6.050% due
                 03/16/2009           $    129,623
 10,000,000    Transamerica Finance
                 Corporation, MTN,
                 6.370% due
                 05/14/2004              9,929,240
  6,000,000    Verizon Global
                 Funding
                 Corporation, 144A,
                 7.250% due
                 12/01/2010++            6,092,370
                                      ------------
                                        84,240,408
                                      ------------
    INDUSTRIAL -- 18.1%
  2,500,000    American Greetings
                 Corporation,
                 6.100% due
                 08/01/2028              2,150,093
  4,178,000    Anheuser-Busch
                 Companies,
                 9.000% due
                 12/01/2009              4,936,349
  6,000,000    Avon Products, Inc.,
                 7.150% due
                 11/15/2009              6,030,162
  3,224,160    Chevron Corporation,
                 Trust Fund,
                 8.110% due
                 12/01/2004              3,307,924
 10,000,000    Comdisco, Inc.,
                 9.500% due
                 08/15/2003              7,800,000
 10,000,000    DaimlerChrysler NA
                 Holding
                 Corporation, MTN,
                 6.840% due
                 10/15/2002             10,089,460

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    INDUSTRIAL (CONTINUED)
$10,000,000    National Fuel Gas
                 Company, MTN,
                 7.300% due
                 02/18/2003           $ 10,119,600
  4,000,000    Pitney Bowes, Inc.,
                 5.950% due
                 02/01/2005              3,984,824
  5,505,000    Ryder System, Inc.,
                 MTN,
                 6.910% due
                 06/18/2002              5,463,712
  9,425,000    Textron, Inc.,
                 6.750% due
                 09/15/2002              9,464,726
  4,100,000    Times Mirror Co.,
                 6.610% due
                 09/15/2027              4,080,160
  2,470,000    Unilever Capital
                 Corporation,
                 6.875% due
                 11/01/2005              2,549,000
                                      ------------
                                        69,976,010
                                      ------------
    TELECOMMUNICATIONS -- FOREIGN -- 3.8%
  4,500,000    AT&T Canada, Inc.,
                 7.625% due
                 03/15/2005              4,450,383
 10,000,000    British
                 Telecommunications
                 Plc,
                 8.125% due
                 12/15/2010             10,135,250
                                      ------------
                                        14,585,633
                                      ------------

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
CORPORATE BONDS AND NOTES (CONTINUED)
    UTILITY -- ELECTRIC -- 6.1%
$ 8,000,000    El Paso Energy
                 Corporation, MTN,
                 6.950% due
                 12/15/2007           $  8,019,624
  5,925,000    National Rural
                 Utilities, MTN,
                 5.540% due
                 12/15/2005              5,713,833
 10,000,000    TECO Energy, Inc.,
                 7.000% due
                 10/01/2002             10,109,960
                                      ------------
                                        23,843,417
                                      ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $194,191,123)                  192,645,468
                                      ------------
SHARES
-----------
PREFERRED STOCKS -- 2.1%
  (Cost $7,991,676)
    CORPORATE -- 2.1%
    308,000    AT&T Corporation          7,854,000
                                      ------------
PRINCIPAL
-----------
U.S. GOVERNMENT AGENCY OBLIGATIONS -- 31.0%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 5.2%
               FHLMC:
  2,415,562      Pool #A00813,
                 9.000% due
                 10/01/2020              2,487,599
  1,826,827      Pool #D88313,
                 8.000% due
                 03/01/2028              1,873,630
    415,007      Pool #E61740,
                 9.000% due
                 04/01/2010                433,720
  2,160,338      Pool #F70013, Gold,
                 7.000% due
                 12/01/2011              2,182,394

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 7,850,000      Series 1650 Class
                 1650 J,
                 6.500% due
                 06/15/2023           $  7,856,672
  5,000,000      Series 1669 Class
                 G,
                 6.500% due
                 02/15/2023              5,038,420
                                      ------------
                                        19,872,435
                                      ------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 12.1%
               FNMA:
  6,500,000      7.000% due
                 07/15/2005              6,821,601
  8,486,296      6.000% due
                 02/01/2013              8,397,020
  9,305,835      6.000% due
                 06/01/2013              9,192,396
 10,932,902      6.000% due
                 05/01/2018             10,755,789
  4,911,317      5.819% due
                 12/01/2028              4,721,004
  1,634,472      Pool #070225,
                 7.500% due
                 08/01/2018              1,654,882
  5,449,714      Pool #250550,
                 6.500% due
                 05/01/2026              5,393,232
                                      ------------
                                        46,935,924
                                      ------------
    GOVERNMENT AGENCY DEBENTURES -- 10.9%
 17,000,000    AID-Israel,
                 0.010% due
                 02/15/2004             14,374,673
  8,500,000    Federal Farm Credit
                 Bank,
                 5.950% due
                 05/18/2005              8,565,084
  5,250,000    FHLMC,
                 6.000% due
                 07/20/2001              5,243,837

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY OBLIGATIONS (CONTINUED)
    GOVERNMENT AGENCY DEBENTURES (CONTINUED)
$ 3,950,000    SallieMae Student
                 Loan Trust, Class
                 A2,
                 6.434% due
                 01/25/2010+          $  3,895,964
 10,000,000    Tennessee Valley
                 Authority,
                 6.375% due
                 06/15/2005             10,235,100
                                      ------------
                                        42,314,658
                                      ------------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 2.5%
               GNMA:
  1,358,804      Pool #780077,
                 8.000% due
                 03/15/2025              1,390,870
  8,561,661      Pool #781008,
                 6.000% due
                 03/15/2029              8,329,698
                                      ------------
                                         9,720,568
                                      ------------
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.3%
  1,226,145      SBA, Pool #502796,
                 7.500% due
                 11/25/2019              1,218,776
                                      ------------
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS
  (Cost $119,221,611)                  120,062,361
                                      ------------
U.S. TREASURY OBLIGATIONS -- 6.3%
    U.S. TREASURY NOTES -- 6.3%
               U.S. Treasury Notes:
  2,000,000      5.500% due
                 07/31/2001              1,997,724
 10,500,000      7.500% due
                 11/15/2001             10,670,783
  9,000,000      7.875% due
                 11/15/2004              9,850,428
  1,810,000      5.750% due
                 08/15/2010              1,896,963
                                      ------------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $24,148,487)                    24,415,898
                                      ------------

                                             VALUE
--------------------------------------------------
--------------------------------------------------
REPURCHASE AGREEMENT -- 1.0%
  (Cost $3,972,000)
$ 3,972,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 5.950% dated
                 12/29/2000, to be
                 repurchased at
                 $3,974,625 on
                 01/02/2001,
                 collateralized by
                 $3,335,000 U.S.
                 Treasury Note,
                 7.500% maturing
                 11/15/2016 (value
                 $4,054,313)          $  3,972,000
                                      ------------

OTHER INVESTMENTS**
  (Cost $25,245,746)        6.5%       25,245,746
                          -----      ------------
TOTAL INVESTMENTS
  (Cost $410,325,316*)    106.0%      410,192,847
OTHER ASSETS AND
  LIABILITIES (NET)        (6.0)      (23,161,020)
                          -----      ------------
NET ASSETS                100.0%     $387,031,827
                          =====      ============

------------
 * Aggregate cost for Federal tax purposes.
** As of December 31, 2000 the market value of the securities on loan is $24,762,235 Collateral received for securities loaned of $25,245,746 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
 + Floating rate note. The interest rate shown reflects the rate currently in effect.
++ Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration to qualified institutional buyers.

ABBREVIATION:
MTN -- Medium Term Note

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES -- 87.0%
AUSTRIA -- 4.4%
    GOVERNMENT -- 4.4%
JPY           150,000,000    Republic of Austria,
                               4.500% due 09/28/2005                                         $ 1,530,813
                                                                                             -----------
BELGIUM -- 4.8%
    GOVERNMENT -- 4.8%
EUR             1,725,000    Kingdom of Belgium, Series 35,
                               5.750% due 09/28/2010                                           1,682,279
                                                                                             -----------
CANADA -- 6.2%
    GOVERNMENT -- 6.2%
CAD             3,000,000    Government of Canada,
                               7.000% due 12/01/2006                                           2,163,727
                                                                                             -----------
FINLAND -- 1.5%
    GOVERNMENT -- 1.5%
EUR               504,564    Republic of Finland,
                               9.500% due 03/15/2004                                             541,516
                                                                                             -----------
FRANCE -- 8.1%
    GOVERNMENT -- 8.1%
                             Government of France:
EUR             1,000,000      5.250% due 04/25/2008                                             967,770
                1,205,103      5.500% due 04/25/2007                                           1,185,542
                  548,816      8.500% due 12/26/2012                                             677,511
                                                                                             -----------
                                                                                               2,830,823
                                                                                             -----------
GERMANY -- 4.9%
    FINANCE -- 3.5%
EUR             1,329,359    Bayerische Vereinsbank New York, Global Bond,
                               4.500% due 06/24/2002                                           1,243,282
    GOVERNMENT -- 1.4%
                  478,230    Federal Republic of Germany, Series 95,
                               6.500% due 10/14/2005                                             486,481
                                                                                             -----------
                                                                                               1,729,763
                                                                                             -----------
ITALY -- 6.1%
    GOVERNMENT -- 6.1%
                             Government of Italy:
EUR               750,000      6.750% due 02/01/2007                                             773,088
                1,291,140      8.500% due 04/01/2004                                           1,349,145
                                                                                             -----------
                                                                                               2,122,233
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
FOREIGN BONDS AND NOTES (CONTINUED)
JAPAN -- 21.8%
    GOVERNMENT -- 15.5%
                             Government of Japan:
JPY           400,000,000      1.700% due 09/22/2008                                         $ 3,577,799
              200,000,000      2.900% due 11/20/2030                                           1,846,379
    SUPRANATIONAL -- 6.3%
              230,000,000    Asian Development Bank,
                               5.000% due 02/05/2003                                           2,204,845
                                                                                             -----------
                                                                                               7,629,023
                                                                                             -----------
LUXEMBOURG -- 2.7%
    SUPRANATIONAL -- 2.7%
EUR             1,000,000    European Investment Bank,
                               5.250% due 04/15/2004                                             959,556
                                                                                             -----------
NETHERLANDS -- 3.1%
    GOVERNMENT -- 3.1%
EUR             1,100,000    Government of Netherlands,
                               5.500% due 07/15/2010                                           1,072,515
                                                                                             -----------
PORTUGAL -- 3.5%
    GOVERNMENT -- 3.5%
EUR             1,250,000    Republic of Portugal,
                               5.850% due 05/20/2010                                           1,225,982
                                                                                             -----------
SPAIN -- 8.0%
    CORPORATE -- 3.3%
EUR             1,200,000    Banco Bilbao Vizcaya Argentaria SA,
                               5.750% due 09/27/2010                                           1,138,355
    GOVERNMENT -- 4.7%
                1,750,000    Kingdom of Spain,
                               5.150% due 07/30/2009                                           1,646,674
                                                                                             -----------
                                                                                               2,785,029
                                                                                             -----------
SWEDEN -- 3.5%
    GOVERNMENT -- 3.5%
SEK            10,500,000    Government of Sweden, Series 1038,
                               6.500% due 10/25/2006                                           1,221,034
                                                                                             -----------
UNITED STATES -- 8.4%
    SUPRANATIONAL -- 8.4%
GBP             1,000,000    KFW International Finance,
                               7.625% due 12/30/2003                                           1,570,821
JPY           150,000,000    McDonald's Corporation, Series MTN,
                               2.000% due 03/09/2010                                           1,356,324
                                                                                             -----------
                                                                                               2,927,145
                                                                                             -----------
TOTAL FOREIGN BONDS AND NOTES
  (Cost $31,963,680)                                                                          30,421,438
                                                                                             -----------

                       See Notes to Financial Statements.

           Munder International Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                             VALUE
--------------------------------------------------------------------------------------------------------
GOVERNMENT AGENCY OBLIGATIONS -- 8.0%
GBP               600,000    Federal National Mortgage Association, Global Bond,
                               6.875% due 06/07/2002                                         $   911,086
EUR             3,700,000    Tennessee Valley Authority, Global Bond,
                               6.375% due 09/18/2006                                           1,891,068
                                                                                             -----------
                                                                                               2,802,154
                                                                                             -----------
TOTAL GOVERNMENT AGENCY OBLIGATIONS
  (Cost $3,298,016)                                                                            2,802,154
                                                                                             -----------
REPURCHASE AGREEMENT -- 2.9%
  (Cost $1,024,000)
USD             1,024,000    Agreement with State Street Bank and Trust Company,
                               5.950% dated 12/29/2000, to be repurchased at
                               $1,024,677 on 01/02/2001, collateralized by
                               $920,000 U.S. Treasury Note,
                               6.375% maturing 08/15/2027
                               (value $1,046,612)                                              1,024,000
                                                                                             -----------

TOTAL INVESTMENTS (Cost $36,285,696*)                            97.9%             $34,247,592
OTHER ASSETS AND LIABILITIES (NET)                                2.1                  741,902
                                                                -----              -----------
NET ASSETS                                                      100.0%             $34,989,494
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
CAD -- Canadian Dollar
EUR -- Euro Currency
GBP -- Great British Pound
JPY -- Japanese Yen
SEK -- Swedish Krona
USD -- United States Dollar

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS -- 86.6%
    FEDERAL HOME LOAN MORTGAGE CORPORATION
      (FHLMC) -- 49.8%
               FHLMC:
$ 1,155,032    Pool #A01048, Gold,
                 8.500% due
                 02/01/2020            $ 1,186,847
  3,525,576    Pool #E00160, Gold,
                 7.000% due
                 11/01/2007              3,559,950
    731,115    Pool #G00479, Gold,
                 9.000% due
                 04/01/2025                753,207
  5,800,000    Series 1503, Class PK,
                 7.000% due
                 03/15/2022              5,885,144
  5,000,000    Series 1531, Class M,
                 6.000% due
                 06/15/2008              4,833,200
  5,000,000    Series 1574, Class G,
                 6.500% due
                 04/15/2021              5,053,100
  5,000,000    Series 1603, Class J,
                 6.500% due
                 07/15/2023              4,951,550
  4,000,000    Series 1610, Class PM,
                 6.250% due
                 04/15/2022              4,018,720
  3,850,000    Series 1617, Class C,
                 6.500% due
                 02/15/2023              3,815,080
 11,585,000    Series 1633, Class PL,
                 6.500% due
                 03/15/2023             11,537,849
  5,000,000    Series 1638, Class H,
                 6.500% due
                 12/15/2023              4,897,100
  8,000,000    Series 1676, Class H,
                 6.500% due
                 10/15/2022              8,062,100
  4,811,145    Series 1685, Class G,
                 6.000% due
                 09/15/2023              4,756,442

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
      (CONTINUED)
$ 8,635,000    Series 1702A, Class
                 PD, 6.500% due
                 04/15/2022            $ 8,701,804
  1,030,000    Series 1706, Class K,
                 7.000% due
                 03/15/2024              1,031,874
  1,200,000    Series 1722, Class PH,
                 6.500% due
                 08/15/2022              1,214,858
  2,385,000    Series 1848, Class PE,
                 7.000% due
                 09/15/2025              2,388,071
  8,943,000    Series 1865, Class PD,
                 7.000% due
                 12/15/2025              8,971,439
  4,156,000    Series 1866, Class E,
                 7.000% due
                 01/15/2026              4,214,080
  7,000,000    Series 1870, Class VB,
                 6.500% due
                 04/15/2007              7,107,170
  2,644,593    Series 43, Class D,
                 10.000% due
                 06/15/2020              2,760,484
  7,233,293    Series T-7, Class A6,
                 7.030% due
                 08/25/2028              7,359,008
                                       -----------
                                       107,059,077
                                       -----------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION
      (FNMA) -- 29.2%
               FNMA:
     39,808    Pool #040305,
                 11.500% due
                 02/01/2014                 43,856
     23,084    Pool #058255,
                 11.500% due
                 11/01/2010                 25,434
     41,078    Pool #081585,
                 11.500% due
                 07/01/2012                 45,265
    869,358    Pool #100081,
                 11.500% due
                 08/01/2016                967,433

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$   115,547    Pool #210448,
                 11.500% due
                 11/01/2015            $   127,364
    818,003    Pool #303105,
                 11.000% due
                 11/01/2020                893,376
    157,276    Pool #336457,
                 10.500% due
                 11/01/2020                170,330
  2,950,000    Pool #375618,
                 6.420% due
                 12/01/2007              3,077,086
  2,014,585    Series 1990-117, Class
                 E,
                 8.950% due
                 10/25/2020              2,092,322
  4,175,271    Series 1990-45, Class
                 J, 9.500% due
                 05/25/2020              4,390,119
  2,000,000    Series 1993-160, Class
                 BC,
                 6.500% due
                 09/25/2022              2,015,680
  5,100,000    Series 1993-163, Class
                 BJ,
                 7.000% due
                 07/25/2006              5,163,961
  3,000,000    Series 1993-198, Class
                 T,
                 6.500% due
                 10/25/2023              2,897,317
  7,500,000    Series 1993-203, Class
                 PL,
                 6.500% due
                 10/25/2023              7,431,375
  1,500,000    Series 1993-208, Class
                 H,
                 6.000% due
                 12/25/2021              1,495,260

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
    FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
      (CONTINUED)
$10,319,600    Series 1993-226, Class
                 PN,
                 9.000% due
                 05/25/2022            $11,261,263
  2,000,000    Series 1993-83, Class
                 VE,
                 6.600% due
                 12/25/2005              1,994,620
  1,500,000    Series 1994-37, Class
                 N, 6.500% due
                 03/25/2024              1,494,368
  1,500,000    Series 1994-44, Class
                 H, 6.500% due
                 08/25/2022              1,522,020
  1,600,000    Series 1994-60, Class
                 PJ,
                 7.000% due
                 04/25/2024              1,594,272
  7,634,900    Series 1996-28, Class
                 PJ,
                 6.500% due
                 12/25/2024              7,533,967
  5,150,000    Series 1996-70, Class
                 PJ,
                 6.500% due
                 02/25/2026              5,036,514
  1,600,000    Series 1997-13, Class
                 QE,
                 6.500% due
                 04/18/2026              1,588,715
                                       -----------
                                        62,861,917
                                       -----------
    GOVERNMENT NATIONAL MORTGAGE ASSOCIATION
      (GNMA) -- 7.5%
               GNMA:
 10,100,000    Series 1996-11, Class
                 PD,
                 7.000% due
                 06/20/2025             10,190,679
  6,000,000    Series 1996-9, Class
                 PD, 7.000% due
                 01/20/2025              5,970,235
                                       -----------
                                        16,160,914
                                       -----------

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
U.S. GOVERNMENT AGENCY
OBLIGATIONS (CONTINUED)
    SMALL BUSINESS ADMINISTRATION (SBA) -- 0.1%
$   258,357    SBA, Pool #503548,
                 6.125% due
                 11/25/2021+++         $   253,525
                                       -----------
TOTAL U.S. GOVERNMENT AGENCY   OBLIGATIONS
  (Cost $185,317,969)                  186,335,433
                                       -----------
U.S. TREASURY OBLIGATIONS -- 9.8%
    U.S. TREASURY BONDS -- 9.8%
               U.S. Treasury Bonds:
  1,500,000    10.375% due 11/15/2012    1,928,671
  3,000,000    7.500% due 11/15/2016     3,618,459
  4,000,000    8.125% due 08/15/2019     5,170,292
  8,000,000    8.000% due 11/15/2021    10,351,248
                                       -----------
TOTAL U.S. TREASURY OBLIGATIONS
  (Cost $20,064,640)                    21,068,670
                                       -----------
REPURCHASE AGREEMENT -- 2.8%
  (Cost $6,028,000)
  6,028,000    Agreement with State
                 Street Bank and
                 Trust Company,
                 5.950% dated
                 12/29/2000, to be
                 repurchased at
                 $6,031,985 on
                 10/02/2001,
                 collateralized by
                 $5,655,000 U.S.
                 Treasury Note,
                 6.875% maturing
                 05/15/2006 (value
                 $6,149,813)             6,028,000
                                       -----------

                                              VALUE
---------------------------------------------------
OTHER INVESTMENTS**
  (Cost $15,428,750)          7.2%     $ 15,428,750
                            -----      ------------
TOTAL INVESTMENTS
  (Cost $226,839,359*)      106.4%      228,860,853
OTHER ASSETS AND
  LIABILITIES (NET)          (6.4)      (13,698,232)
                            -----      ------------
NET ASSETS                  100.0%     $215,162,621
                            =====      ============

------------
  * Aggregate cost for Federal tax purposes.
 ** As of December 31, 2000, the market value of the securities on loan is $15,079,647. Collateral received for securities loaned of $15,428,750 is invested in State Street Navigator Securities Lending Trust-Prime Portfolio.
+++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 97.7%
    MICHIGAN -- 97.7%
$1,000,000    Auburn Hills, Michigan, Building Authority,
                Refunding, (AMBAC Insured),
                5.000% due 11/01/2017                                AAA          Aaa          $ 1,003,640
   625,000    Cadillac, Michigan, Area Public Schools,
                Pre-refunded,
                5.375% due 05/01/2012                                AAA          Aaa              659,069
 1,000,000    Central Michigan University Revenue, (FGIC
                Insured),
                5.500% due 10/01/2026                                AAA          Aaa            1,071,540
   515,000    Clinton Township, Michigan Building Authority,
                Refunding, (AMBAC Insured),
                4.750% due 11/01/2012                                AAA          NR               519,434
              De Witt, Michigan, Public Schools, GO:
   750,000      4.700% due 05/01/2012                                AAA          Aaa              755,497
 1,055,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2011                                AAA          Aaa            1,126,202
   700,000    Dearborn School District, Michigan, GO, (MBIA
                Insured),
                5.000% due 05/01/2014                                AAA          Aaa              705,845
   375,000    Detroit, Michigan, Water Supply Systems,
                Revenue: Series A,
                5.750% due 07/01/2011                                AAA          Aaa              414,713
 1,000,000    Dexter Community Schools, Michigan, GO,
                5.100% due 05/01/2018                                AAA          Aaa            1,024,210
 1,000,000    East Grand Rapids, Michigan, Public School
                District, GO,
                5.750% due 05/01/2018                                AAA          Aaa            1,048,540
   735,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                                AAA          Aaa              748,759
   750,000    Fowlerville, Michigan, Community School District,
                Refunding, (FSA Insured),
                4.500% due 05/01/2015                                AAA          Aaa              721,388
              Grand Rapids, Michigan:
   500,000      Building Authority,
                4.550% due 04/01/2010                                AA           Aa3              503,100
   705,000      Building Authority,
                5.000% due 04/01/2016                                AA           Aa3              713,848
 1,000,000      Community College Refunding, GO, (MBIA Insured),
                5.375% due 05/01/2019                                AAA          Aaa            1,020,210
 1,000,000    Grand Traverse County, Michigan Hospital,
                Munson Healthcare, Series A, Pre-refunded,
                6.250% due 07/01/2022                                AAA          Aaa            1,049,920
   635,000    Grand Valley, Michigan State University Revenue,
                5.500% due 02/01/2018                                AAA          NR               675,634
 1,100,000    Ingham County Michigan, Refunding, (FSA Insured),
                5.125% due 11/01/2012                                AAA          Aaa            1,151,799

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  610,000    Kalamazoo, Michigan, Building Authority,
                5.250% due 10/01/2017                                AAA          Aaa          $   638,377
 1,000,000    Kalamazoo, Michigan, City School District, GO,
                (FGIC Insured),
                5.700% due 05/01/2016                                AAA          Aaa            1,077,870
   760,000    Kent County, Michigan, Airport Facility Revenue,
                4.750% due 01/01/2016                                AAA          Aaa              743,090
   515,000    Lansing, Michigan, Water Supply, Steam & Electric
                Utility System, Series A,
                5.500% due 07/01/2009                                AA           Aa3              554,135
   500,000    Lincoln, Michigan, Consolidate School District,
                (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              499,950
 1,000,000    Lincoln, Michigan, School District, Refunding,
                5.000% due 05/01/2011                                AAA          Aaa            1,038,780
 1,000,000    Mattawan, Michigan, Consolidate School District,
                GO, (FSA Insured, Q-SBLF),
                5.750% due 05/01/2025                                AAA          Aaa            1,051,740
 1,100,000    Michigan Public Power Agency Revenue,
                (Belle River Project), Series A,
                5.250% due 01/01/2018                                AA-          A1             1,102,739
              Michigan State Building Authority Revenue:
 1,000,000      Facilities Project, Series 1,
                5.000% due 10/15/2014                                AA+          Aa1            1,009,300
 1,000,000      Refunding Facilities Program, Series 1,
                4.750% due 10/15/2021                                AA+          Aa1              944,350
 1,200,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                                AAA          Aaa            1,379,820
              Michigan State Hospital Finance Authority Revenue:
 1,000,000      Genesys Health System, Series A,
                7.500% due 10/01/2027                                AAA          NR             1,136,310
   500,000      Hackley Hospital, Series A,
                4.800% due 05/01/2005                                NR          Baa1              481,490
   715,000      Saint John Hospital & Medical Center, Series A,
                6.000% due 05/15/2010                                AAA          Aaa              800,814
              Michigan State Housing Development Authority:
   785,000      Series A, (AMBAC Insured),
                6.450% due 12/01/2014                                AA+          NR               825,898
   500,000      Series A, AMT, (AMBAC Insured),
                6.050% due 12/01/2027                                AAA          Aaa              509,860
 1,000,000    Michigan State Housing Development Rental Revenue,
                Series C, AMT, (MBIA Insured),
                5.050% due 10/01/2015                                AAA          Aaa              981,580

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,000,000    Michigan State Trunk Line, Series A,
                5.250% due 11/01/2011                                AA           Aa3          $ 1,058,000
 1,000,000    Michigan State Trunk Line Highway Revenue,
                Pre-refunding, Series A, (FGIC Insured),
                5.500% due 11/01/2016                                AAA          Aaa            1,073,270
 1,000,000    Milan, Michigan, Area Schools, GO, Series A,
                (FGIC Insured, Q-SBLF),
                5.500% due 05/01/2013                                NR           Aaa            1,063,960
   500,000    Montrose, Michigan, School District, GO,
                (MBIA Insured, Q-SBLF),
                6.200% due 05/01/2017                                AAA          Aaa              578,555
   700,000    Oakland County Michigan,
                Detroit Country Day School Project,
                4.950% due 10/01/2018                                NR           Aaa              690,928
 1,000,000    Plainwell, Michigan Community School District,
                Refunding, (FSA Insured),
                5.000% due 05/01/2018                                AAA          Aaa              999,900
              Redford, Michigan Unified School District, GO:
   500,000      (AMBAC Insured, Q-SBLF),
                5.500% due 05/01/2014                                AAA          Aaa              541,720
 1,000,000      Pre-Refunded, (FGIC Insured, Q-SBLF),
                5.750% due 05/01/2011                                AAA          Aaa            1,080,230
 1,500,000      Refunding, (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2022                                AAA          Aaa            1,484,430
   750,000    Rochester Community School District, Michigan,
                GO, (MBIA Insured),
                5.000% due 05/01/2019                                AAA          Aaa              749,010
   750,000    Rockford Michigan Public Schools, (FGIC Insured),
                6.500% due 05/01/2009                                AAA          Aaa              860,617
 1,000,000    Saint Johns, Michigan, Public Schools District, GO,
                (FGIC Insured, Q-SBLF),
                5.625% due 05/01/2020                                AAA          Aaa            1,064,520
 1,000,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                                AAA          Aaa            1,042,430
 1,000,000    South Redford, Michigan, School District, GO,
                (FGIC Insured, Q-SBLF),
                5.350% due 05/01/2010                                AAA          Aaa            1,059,250
   750,000    Three Rivers, Michigan, Community Schools,
                Pre-refunded, 5.600% due 05/01/2010                  AAA          Aaa              804,855
   515,000    Walled Lake, Michigan, Consolidate School District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                                AAA          Aaa              526,382

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                           RATING
PRINCIPAL                                                            -------------------
AMOUNT                                                               S&P         MOODY'S             VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$  525,000    Waverly, Michigan, Community Schools, GO,
                (FGIC Insured),
                4.875% due 05/01/2010                                AAA          Aaa          $   540,787
 1,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                                AAA          Aaa            1,045,210
 1,000,000    Williamston, Michigan, Community School District,
                (MBIA Insured),
                5.500% due 05/01/2025                                AAA          Aaa            1,058,390
   500,000    Willow Run, Michigan, Community Schools, GO,
                (AMBAC Insured, Q-SBLF),
                5.000% due 05/01/2016                                AAA          Aaa              502,695
                                                                                               -----------
TOTAL MUNICIPAL BONDS AND NOTES
                                               (Cost $46,205,756)                               47,514,590
                                                                                               -----------
SHARES
----------
SHORT-TERM INVESTMENTS -- 1.7%
  (Cost $814,628)
   814,628    Valiant Fund Tax Exempt Money Market                                                 814,628
                                                                                               -----------

TOTAL INVESTMENTS
  (Cost $47,020,384*)                                            99.4%             $48,329,218
OTHER ASSETS AND LIABILITIES (NET)                                0.6                  294,167
                                                                -----              -----------
NET ASSETS                                                      100.0%             $48,623,385
                                                                =====              ===========

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Assurance
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 94.5%
    ARIZONA -- 2.0%
$1,600,000    Phoenix, Arizona Water Systems Revenue, ETM,
                8.000% due 06/01/2003                               AAA          Aaa          $  1,738,176
 1,000,000    Tempe, Arizona, High School District Number 213,
                (FGIC Insured),
                4.500% due 07/01/2010                               AAA          Aaa             1,004,120
                                                                                              ------------
                                                                                                 2,742,296
                                                                                              ------------
    CALIFORNIA -- 3.1%
 2,905,000    Perris, California Community Facilities Revenue,
                ETM,
                8.750% due 10/01/2021                               AAA          Aaa             4,263,117
                                                                                              ------------
    FLORIDA -- 10.7%
 2,000,000    Dade County, Florida, GO, (FGIC Insured),
                12.000% due 10/01/2001                              AAA          Aaa             2,113,820
 2,000,000    Florida State, Board of Education,
                Administrative Capital Revenue,
                8.400% due 06/01/2007                               AA+          Aa2             2,421,240
 3,000,000    Gainesville, Florida, Utility Systems Revenue,
                Series A,
                6.500% due 10/01/2012                               AA           Aa3             3,511,650
 2,500,000    Orlando, Florida, Utilities Commission, Water and
                Electric Revenue Refunding, Series D,
                6.750% due 10/01/2017                               AA-          Aa2             3,009,650
 3,050,000    Palm Beach County, Florida, GO,
                6.750% due 07/01/2011                               AA           Aa2             3,617,879
                                                                                              ------------
                                                                                                14,674,239
                                                                                              ------------
    GEORGIA -- 7.4%
 2,000,000    Atlanta, Georgia, Water & Sewer Revenue,
                (FGIC Insured),
                5.250% due 01/01/2027                               AAA          Aaa             2,121,440
              Georgia State, GO:
 2,500,000      7.400% due 08/01/2007                               AAA          Aaa             2,938,100
 2,000,000      Series B,
                6.250% due 03/01/2011                               AAA          Aaa             2,281,960
 2,500,000    Metro Atlanta Rapid Transit Authority, Series K,
                6.250% due 07/01/2018                               AA-          A1              2,824,475
                                                                                              ------------
                                                                                                10,165,975
                                                                                              ------------
    HAWAII -- 1.7%
 2,000,000    Honolulu, Hawaii, GO,
                7.350% due 07/01/2008                               AA-          Aa3             2,366,380
                                                                                              ------------
    ILLINOIS -- 10.3%
 1,000,000    Addison, Illinois, Single-family Mortgage Revenue,
                ETM,
                7.500% due 04/01/2011                               AAA          NR              1,176,000

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,500,000    Chicago, Illinois, Wastewater Transmission
                Revenue, (FGIC Insured),
                5.375% due 01/01/2013                               AAA          Aaa          $  2,645,500
 2,500,000    Du Page County, Illinois, Stormwater Project,
                5.600% due 01/01/2021                               AAA          Aaa             2,671,950
 2,000,000    Illinois State, GO, (MBIA Insured),
                5.500% due 04/01/2025                               AAA          Aaa             2,036,500
 2,500,000    Illinois State, Sales Tax Revenue, Series Y,
                5.250% due 06/15/2009                               AAA          Aa2             2,639,950
 1,700,000    Metropolitan Pier & Exposition Authority,
                Illinois, McCormick Place Expansion Project,
                (FGIC Insured),
                5.500% due 12/15/2024                               AAA          Aaa             1,734,289
 1,000,000    Regional Transport Authority, Illinois,
                (FGIC Insured),
                6.000% due 06/01/2015                               AAA          Aaa             1,120,260
                                                                                              ------------
                                                                                                14,024,449
                                                                                              ------------
    INDIANA -- 1.3%
 1,525,000    Indiana Transportation Finance Airport Lease,
                Refunding Series A, (AMBAC Insured),
                6.000% due 11/01/2010                               AAA          Aaa             1,706,872
                                                                                              ------------
    LOUISIANA -- 0.8%
 1,100,000    Shreveport, Louisiana, Refunding,
                5.000% due 02/01/2013                               AAA          Aaa             1,126,686
                                                                                              ------------
    MARYLAND -- 1.6%
 2,000,000    Baltimore, Maryland, Series A, (FGIC Insured),
                5.900% due 07/01/2010                               AAA          Aaa             2,231,520
                                                                                              ------------
    MASSACHUSETTS -- 2.4%
 1,150,000    Massachusetts State, Series C,
                5.250% due 08/01/2010                               AA-          Aa3             1,216,895
 2,000,000    Massachusetts State, Grant Anticipation Notes,
                Series A,
                5.250% due 12/15/2012                               NR           Aa3             2,114,020
                                                                                              ------------
                                                                                                 3,330,915
                                                                                              ------------
    MICHIGAN -- 19.2%
 1,500,000    Birmingham, Michigan City School District,
                5.000% due 11/01/2018                               AA+          Aa2             1,482,315
   840,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF),
                5.750% due 05/01/2014                               AAA          Aaa               900,925

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$1,500,000    Detroit, Michigan, City School District, GO,
                Series C, (FGIC Insured),
                5.250% due 05/01/2011                               AAA          Aaa          $  1,588,845
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                5.625% due 05/01/2030                               AAA          Aaa             1,029,010
 1,275,000    Grand Rapids, Michigan, Building Authority, GO,
                (AMBAC Insured),
                5.750% due 08/01/2014                               AAA          Aaa             1,378,696
 2,000,000    Grand Valley, Michigan State University Revenue,
                (FGIC Insured),
                5.500% due 02/01/2018                               AAA          NR              2,127,980
 1,625,000    Jenison, Michigan, Public Schools, Pre-refunded,
                5.250% due 05/01/2015                               AAA          Aaa             1,708,330
 5,000,000    Michigan State Environmental Protection Program,
                GO,
                6.250% due 11/01/2012                               AAA          Aaa             5,749,250
              Michigan State, Hospital Finance Authority
                Revenue:
 2,250,000      Henry Ford Health System, (AMBAC Insured),
                6.000% due 09/01/2011                               AAA          Aaa             2,508,052
 1,000,000      Saint John Hospital & Medical Center, Series A,
                (AMBAC Insured),
                6.000% due 05/15/2010                               AAA          Aaa             1,120,020
 1,000,000    Michigan State, Housing Development Rental
                Revenue, AMT, Series C,
                5.050% due 10/01/2015                               AAA          Aaa               981,580
 2,500,000    Rochester Community School District, Michigan,
                GO, Pre-refunded, (Q-SBLF),
                5.000% due 05/01/2019                               AAA          Aaa             2,496,700
 1,500,000    South Lake, Michigan, Public Schools System,
                (FGIC Insured),
                5.125% due 05/01/2014                               AAA          Aaa             1,563,645
   500,000    Walled Lake, Michigan, Consolidated School
                District, GO, (Q-SBLF),
                5.750% due 05/01/2014                               AAA          Aaa               536,265
 1,000,000    Western Michigan University Revenues,
                Pre-refunded,
                6.125% due 11/15/2022                               AAA          Aaa             1,053,910
                                                                                              ------------
                                                                                                26,225,523
                                                                                              ------------
    MINNESOTA -- 1.9%
 2,500,000    University of Minnesota, Series A,
                5.500% due 07/01/2021                               AA           Aa2             2,649,350
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NEVADA -- 2.8%
              Nevada State:
$1,000,000      Refunding, 6.000% due 05/15/2010                    AA           Aa2          $  1,113,090
 2,500,000      Refunding Series A1,
                6.000% due 05/15/2009                               AA           Aa2             2,766,725
                                                                                              ------------
                                                                                                 3,879,815
                                                                                              ------------
    NEW MEXICO -- 0.8%
 1,000,000    Bernalillo County, New Mexico, Gross Receipts,
                5.750% due 10/01/2017                               AA           Aa3             1,098,620
                                                                                              ------------
    NORTH CAROLINA -- 1.9%
 2,500,000    North Carolina, Municipal Power Agency, Catawba
                Electric Revenue, (AMBAC Insured), ETM,
                5.500% due 01/01/2013                               AAA          Aaa             2,662,075
                                                                                              ------------
    OHIO -- 4.5%
 1,350,000    Cleveland, Ohio, Waterworks Revenue, (MBIA
                Insured), 5.500% due 01/01/2021                     AAA          Aaa             1,433,011
 2,500,000    Columbus, Ohio, Series 2,
                5.000% due 06/15/2015                               AAA          Aaa             2,524,275
 2,000,000    Ohio State, GO,
                6.650% due 09/01/2009                               AA+          Aa1             2,241,500
                                                                                              ------------
                                                                                                 6,198,786
                                                                                              ------------
    OKLAHOMA -- 0.8%
   940,000    Blackwell, Oklahoma, Hospital and Trust
                Authority, First Mortgage Revenue, (Blackwell
                Regional Hospital), ETM,
                8.350% due 05/01/2009                               AAA          NR              1,107,470
                                                                                              ------------
    OREGON -- 0.8%
 1,025,000    Tualatin Hills, Oregon, Park and Recreational
                District, GO, (FGIC Insured),
                4.600% due 03/01/2011                               AAA          Aaa             1,026,138
                                                                                              ------------
    RHODE ISLAND -- 0.8%
 1,000,000    Rhode Island Depositors Economic Protection, ETM,
                5.800% due 08/01/2012                               AAA          Aaa             1,104,530
                                                                                              ------------
    SOUTH CAROLINA -- 0.8%
 1,000,000    South Carolina State, State Institution, GO,
                Series A,
                5.400% due 03/01/2019                               AAA          Aaa             1,027,030
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TENNESSEE -- 1.9%
$1,475,000    Johnson City, Tennessee, Water & Sewer,
                (FGIC Insured),
                4.750% due 06/01/2013                               AAA          Aaa          $  1,477,213
 1,000,000    Williamson County, Tennessee, Refunding, GO,
                5.500% due 09/01/2014                               NR           Aa1             1,074,460
                                                                                              ------------
                                                                                                 2,551,673
                                                                                              ------------
    TEXAS -- 11.5%
 1,140,000    Galena Park, Texas, Independent School District,
                GO, (PSFG),
                6.625% due 08/15/2015                               NR           Aaa             1,299,110
 4,000,000    Houston, Texas, Airport Systems Revenue, ETM,
                9.500% due 07/01/2010                               AAA          Aaa             5,116,720
 2,750,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, Pre-refunded,
                6.200% due 12/01/2023                               AAA          Aaa             2,992,825
              San Antonio, Texas, Electric & Gas Revenue:
   995,000      Series A,
                5.000% due 02/01/2012                               AA           Aa1             1,023,596
     5,000      Series A, ETM,
                5.000% due 02/01/2012                               AA           Aa1                 5,150
 2,000,000    Spring, Texas, Independent School District
                Authority, GO, (PSFG),
                6.875% due 08/15/2009                               AAA          Aaa             2,316,100
 2,000,000    Texas State, Refunding Water Financial
                Assistance, Series C,
                5.000% due 08/01/2018                               AA           Aa1             1,983,560
 1,000,000    University Texas Permanent University Fund,
                4.750% due 07/01/2018                               AAA          Aaa               956,330
                                                                                              ------------
                                                                                                15,693,391
                                                                                              ------------
    UTAH -- 1.6%
 2,000,000    Utah State, Building Ownership Authority,
                5.500% due 05/15/2009                               AAA          Aaa             2,135,500
                                                                                              ------------
    WASHINGTON -- 3.1%
 1,815,000    Douglas County, Washington, Public Utility
                District No. 1, GO, (Wells Hydroelectric
                Project), Pre-refunded,
                8.750% due 09/01/2018                               AA-          Aa3             2,305,486
 1,000,000    King County, Washington, Series B,
                (MBIA Insured),
                4.750% due 01/01/2020                               AAA          Aaa               943,700

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WASHINGTON (CONTINUED)
$1,000,000    Vancouver, Washington, Water & Sewer Revenue,
                (MBIA Insured),
                4.250% due 06/01/2009                               AAA          Aaa          $    970,210
                                                                                              ------------
                                                                                                 4,219,396
                                                                                              ------------
    WISCONSIN -- 0.8%
 1,000,000    Wisconsin State, Transportation Revenue, Series A,
                5.500% due 07/01/2011                               AA-          Aa3             1,079,040
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $123,171,073)                                                                          129,290,786
                                                                                              ------------
    SHARES
----------
SHORT-TERM INVESTMENTS -- 4.0%
  (Cost $5,452,103)
 5,452,103    Valiant Fund Tax Exempt Money Market                                               5,452,103
                                                                                              ------------

TOTAL INVESTMENTS
  (Cost $128,623,176*)                                          98.5%             $134,742,889
OTHER ASSETS AND LIABILITIES (NET)                               1.5                 2,071,134
                                                                ----              ------------
NET ASSETS                                                       100%             $136,814,023
                                                                ====              ============

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.5%
    ALABAMA -- 2.4%
$3,500,000    Alabama State Public School and College Authority
                Revenue, Series A,
                5.750% due 08/01/2003                               AA           Aa3          $  3,634,435
 1,000,000    Huntsville, Alabama Health Care, Series B,
                (MBIA Insured), Pre-refunded,
                6.625% due 06/01/2023                               AAA          Aaa             1,094,910
                                                                                              ------------
                                                                                                 4,729,345
                                                                                              ------------
    ARIZONA -- 2.3%
 1,840,000    Phoenix, Arizona, Pre-refunded, GO, Series A,
                5.500% due 07/01/2015                               AA+          Aa1             1,949,149
 2,500,000    Tempe, Arizona, High School District, GO,
                6.250% due 07/01/2004                               AAA          Aaa             2,664,825
                                                                                              ------------
                                                                                                 4,613,974
                                                                                              ------------
    DELAWARE -- 1.8%
              Delaware State, GO:
 1,000,000      Series A,
                4.250% due 03/01/2009                               AAA          Aaa               989,860
 2,500,000      Series A,
                5.000% due 01/01/2007                               AAA          Aaa             2,595,125
                                                                                              ------------
                                                                                                 3,584,985
                                                                                              ------------
    FLORIDA -- 3.6%
 3,000,000    Dade County, Florida, School District, (MBIA
                Insured),
                6.000% due 07/15/2005                               AAA          Aaa             3,213,060
 3,650,000    Jacksonville, Florida, Electric Authority Revenue,
                St. John's River Power Park System, Series 10,
                6.500% due 10/01/2003                               AA           Aa2             3,864,802
                                                                                              ------------
                                                                                                 7,077,862
                                                                                              ------------
    HAWAII -- 1.6%
 3,000,000    Hawaii State, GO, Series BZ,
                6.250% due 10/01/2002                               A+           Aa3             3,104,070
                                                                                              ------------
    ILLINOIS -- 10.5%
 1,000,000    Chicago, Illinois, Project and Refunding, GO,
                Series A, (FGIC Insured),
                4.000% due 01/01/2004                               AAA          Aaa               991,610
 4,500,000    Chicago, Illinois, Metropolitan Water District,
                Capital Improvement,
                6.700% due 01/01/2003                               AA           Aa1             4,711,050
 2,500,000    Du Page County, Illinois, First Presv District,
                GO,
                4.750% due 10/01/2010                               AAA          Aaa             2,540,450

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$6,000,000    Illinois Educational Facilities Authority
                Revenues, Mandatory Put 11/01/2007,
                4.850% due 11/01/2032                               AA+          Aa1          $  6,171,240
 2,000,000    Illinois Health Facilities Authority Revenue,
                Pre-refunded, 5.500% due 05/15/2023                 AAA          Aaa             2,095,920
 4,000,000    Illinois State Sales Tax Revenue, Series Y,
                5.250% due 06/15/2007                               AAA          Aa2             4,197,680
                                                                                              ------------
                                                                                                20,707,950
                                                                                              ------------
    INDIANA -- 1.0%
 1,900,000    IPS School Building Corporation, First Mortgage,
                6.050% due 01/15/2014                               AAA          NR              2,046,357
                                                                                              ------------
    MAINE -- 1.1%
 2,000,000    Maine State, GO,
                5.750% due 06/15/2008                               AA+          Aa2             2,176,600
                                                                                              ------------
    MARYLAND -- 5.5%
              Maryland State:
 3,000,000      5.250% due 06/15/2006                               AAA          Aaa             3,154,110
 2,275,000      State & Local Facilities Series 3, GO,
                5.000% due 10/15/2005                               AAA          Aaa             2,357,082
 5,000,000    Prince George's County, Maryland, Consolidated
                Public Improvement, GO, (MBIA Insured),
                6.250% due 01/01/2005                               AAA          Aaa             5,384,500
                                                                                              ------------
                                                                                                10,895,692
                                                                                              ------------
    MASSACHUSETTS -- 0.8%
 1,500,000    Boston, Massachusetts, GO, Series A,
                5.250% due 02/01/2009                               AA-          Aa3             1,588,125
                                                                                              ------------
    MICHIGAN -- 28.7%
 1,335,000    Ann Arbor, Michigan, Refunding, GO,
                4.000% due 09/01/2009                               AA           Aa2             1,288,622
 1,415,000    Birmingham, Michigan, City School District,
                7.000% due 11/01/2007                               AA+          Aa2             1,629,783
 2,500,000    Caledonia, Michigan, Community Schools,
                (AMBAC Insured), Pre-refunded,
                6.700% due 05/01/2022                               AAA          Aaa             2,631,850
 1,175,000    Caledonia, Michigan, Community Schools, GO,
                (Q-SBLF), 4.800% due 05/01/2010                     AAA          Aaa             1,201,861
 1,410,000    Detroit, Michigan, Sewage Disposal Revenue, Series
                A, (FGIC Insured), Pre-refunded,
                5.700% due 07/01/2013                               AAA          Aaa             1,487,028

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,000,000    Detroit, Michigan, Water Supply Systems Revenue,
                Senior Lien, Series A,
                5.250% due 07/01/2006                               AAA          Aaa          $  2,091,540
 1,000,000    East Lansing, Michigan, School District, GO,
                (Q-SBLF),
                4.700% due 05/01/2009                               AAA          Aaa             1,018,720
 3,075,000    Goodrich, Michigan, Area School District,
                (AMBAC Insured), Pre-refunded,
                5.875% due 05/01/2024                               AAA          Aaa             3,329,210
 1,110,000    Grand Rapids, Michigan, Building Authority, GO,
                4.800% due 08/01/2009                               AA           Aa3             1,138,405
 1,000,000    Lake Orion, Michigan, Community School District,
                (AMBAC Insured), Pre-refunded,
                7.000% due 05/01/2020                               AAA          Aaa             1,118,380
 2,000,000    Livonia, Michigan, Public Schools, (FGIC Insured),
                Series II, Pre-refunded,
                6.300% due 05/01/2022                               AAA          Aaa             2,095,280
              Michigan State, Building Authority Revenue, Series
                I:
 2,500,000      6.500% due 10/01/2004                               AA+          Aa2             2,696,075
 2,500,000      (AMBAC Insured),
                6.000% due 10/01/2006                               AAA          Aaa             2,713,525
 2,500,000      (AMBAC Insured),
                6.250% due 10/01/2003                               AAA          Aaa             2,635,275
 1,450,000    Michigan State, Housing Development Authority,
                Rental Housing Revenue, Series A, AMT,
                5.000% due 10/01/2003                               AAA          Aaa             1,467,284
 1,095,000    Michigan State, Housing Single Family Mortgage,
                Series A, AMT,
                5.300% due 12/01/2006                               AAA          Aaa             1,130,785
              Michigan State, Trunk Line Highway Revenue:
 2,500,000      Series A,
                5.500% due 11/15/2009                               AA-          Aa3             2,660,950
 3,000,000      Series A,
                5.625% due 10/01/2003                               AA-          Aa3             3,111,780
 3,500,000    Michigan State, Underground Storage Tank Financial
                Assurance Authority, Series I, (AMBAC Insured),
                6.000% due 05/01/2006                               AAA          Aaa             3,781,050
 1,700,000    Oakland County, Michigan, Economic Development
                Obligation, Cranbrook Educational Community,
                Series B,
                6.375% due 11/01/2014                               NR           Aaa             1,828,656
 2,000,000    Redford, Michigan, Union School District,
                (FGIC Insured), Pre-refunded,
                5.950% due 05/01/2015                               AAA          Aaa             2,179,340

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MICHIGAN (CONTINUED)
$2,340,000    Troy, Michigan, City School District, GO,
                (Q-SBLF),
                4.500% due 05/01/2004                               AAA          Aa1          $  2,358,556
 3,900,000    Walled Lake, Michigan, Consolidate School
                District,
                GO, (Q-SBLF),
                4.800% due 05/01/2010                               AAA          Aaa             3,986,190
 1,510,000    Wayne County, Michigan Transportation Fund
                Series A, 5.000% due 10/01/2007                     AA           Aa3             1,566,625
 5,000,000    Wayne State University, Michigan, University
                Revenues, (AMBAC Insured),
                5.500% due 11/15/2018                               AAA          Aaa             5,226,050
                                                                                              ------------
                                                                                                56,372,820
                                                                                              ------------
    MISSISSIPPI -- 0.6%
 1,000,000    Mississippi State, Capital Improvement, GO, Series
                I,
                5.750% due 11/01/2009                               AA           NR              1,098,070
                                                                                              ------------
    NEBRASKA -- 1.0%
              Omaha, Nebraska, GO:
 1,000,000      4.400% due 12/01/2008                               AAA          Aaa             1,003,000
 1,000,000      4.500% due 12/01/2010                               AAA          Aaa             1,001,210
                                                                                              ------------
                                                                                                 2,004,210
                                                                                              ------------
    NEW JERSEY -- 2.0%
 3,500,000    New Jersey State,
                6.500% due 07/15/2005                               AA+          Aa1             3,829,070
                                                                                              ------------
    OHIO -- 0.8%
 1,500,000    Cleveland Ohio, Waterworks Revenue, Series I,
                5.000% due 01/01/2008                               AAA          Aaa             1,559,115
                                                                                              ------------
    OKLAHOMA -- 1.6%
 3,000,000    Tulsa County, Oklahoma, Independent School
                District 1, GO, Series B, (AMBAC Insured),
                5.000% due 08/01/2005                               AAA          Aaa             3,105,210
                                                                                              ------------
    OREGON -- 1.1%
 2,000,000    Washington County Oregon, Unified Sewer Agency,
                Agency Sewer Revenue, Pre-refunded,
                6.125% due 10/01/2012                               AAA          Aaa             2,134,720
                                                                                              ------------
    PENNSYLVANIA -- 1.1%
 2,000,000    Pennsylvania State, GO, Series 3,
                6.000% due 11/15/2003                               AA           Aa2             2,096,080
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    RHODE ISLAND -- 1.1%
$2,000,000    Rhode Island Depositors Economic Protection
                Corporation, Special Obligation, Series A,
                Pre-refunded,
                6.950% due 08/01/2022                               AAA          Aaa          $  2,124,160
                                                                                              ------------
    SOUTH CAROLINA -- 1.1%
 2,000,000    South Carolina, State School Facilities, GO,
                Series A,
                5.750% due 01/01/2010                               AAA          Aaa             2,200,900
                                                                                              ------------
    TENNESSEE -- 3.0%
 1,000,000    Knox County, Tennessee, Public Improvement, GO,
                5.200% due 05/01/2010                               AA           Aa2             1,051,730
 2,000,000    Tennergy Corporation, Tennessee, Gas Revenue,
                (MBIA Insured),
                4.500% due 06/01/2004                               AAA          Aaa             1,973,320
 2,775,000    Tennessee State, GO, Series A,
                5.600% due 03/01/2011                               AA+          Aa1             2,928,513
                                                                                              ------------
                                                                                                 5,953,563
                                                                                              ------------
    TEXAS -- 15.9%
              Austin, Texas, Independent School District:
   680,000      PSFG,
                7.000% due 08/01/2006                               AAA          Aaa               773,011
 1,700,000      Refunding, GO, (PSFG),
                4.100% due 08/01/2008                               AAA          Aaa             1,666,340
              Dallas, Texas, GO, ETM:
 2,750,000      6.000% due 02/15/2005                               AAA          Aaa             2,932,710
 2,100,000      7.000% due 05/01/2004                               AAA          Aaa             2,283,246
 5,070,000    Dallas, Texas, Waterworks and Sewer Authority
                Revenue, 7.750% due 04/01/2003                      AA+          Aa2             5,449,591
 2,000,000    Harris County, Texas, Series A, (AMBAC Insured),
                Pre-refunded,
                6.500% due 08/15/2017                               AAA          Aaa             2,110,600
 1,730,000    Houston, Texas, Independent School District,
                Public Property Finance-Contractual Obligation,
                GO,
                4.750% due 07/15/2008                               AA           Aa3             1,767,385
 2,000,000    Houston, Texas, Water & Sewer Systems Revenue,
                Series A, (MBIA Insured), Pre-refunded,
                6.200% due 12/01/2023                               AAA          Aaa             2,176,600
              Texas State, GO:
 2,500,000      Series A, ETM,
                6.100% due 08/01/2001                               AAA          Aaa             2,529,025
 2,000,000      Series B,
                5.000% due 10/01/2003                               AA           Aa1             2,040,900

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                          RATING
PRINCIPAL                                                           -------------------
AMOUNT                                                              S&P         MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
$2,400,000    Series A, Pre-refunded, Public Finance Authority,
                5.900% due 10/01/2012                               AA           Aa1          $  2,557,800
 1,700,000    Travis County, Texas, Certificates Obligation, GO,
                4.250% due 03/01/2008                               AAA          Aa1             1,693,098
 3,250,000    University of Texas, Permanent University Funding,
                (PSFG),
                5.000% due 07/01/2004                               AAA          Aaa             3,335,735
                                                                                              ------------
                                                                                                31,316,041
                                                                                              ------------
    VIRGINIA -- 2.5%
 1,000,000    Fairfax County, Virginia, Water Authority Revenue,
                Pre-refunded,
                6.000% due 04/01/2022                               NR           Aaa             1,112,120
 2,500,000    Hampton, Virginia, Public Improvement Revenue,
                Series C,
                6.000% due 08/01/2003                               AA           Aa2             2,613,000
 1,140,000    Virginia State, Public School Authority, Series I,
                5.250% due 08/01/2008                               AA+          Aa1             1,209,437
                                                                                              ------------
                                                                                                 4,934,557
                                                                                              ------------
    WASHINGTON -- 1.6%
 3,000,000    Washington State, GO, Series A,
                5.000% due 07/01/2008                               AA+          Aa1             3,113,940
                                                                                              ------------
    WISCONSIN -- 3.8%
 1,000,000    Eau Claire Wisconsin Area School District, GO,
                (FSA),
                5.000% due 04/01/2008                               NR           Aaa             1,036,800
              Wisconsin State:
 1,500,000      5.000% due 11/01/2007                               AA           Aa2             1,561,380
 2,000,000      6.000% due 05/01/2003                               AA           Aa2             2,080,620
 2,640,000    Wisconsin State, Clean Water Revenue, Series I,
                5.250% due 06/01/2005                               AA+          Aa2             2,747,105
                                                                                              ------------
                                                                                                 7,425,905
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $186,277,112)                                                                          189,793,321
                                                                                              ------------
    SHARES
----------
SHORT-TERM INVESTMENTS -- 2.3%
  (Cost $4,538,417)
 4,538,417    Valiant Fund Tax Exempt Money Market                                               4,538,417
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                         VALUE
----------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $190,815,529*)                                          98.8%             $194,331,738
OTHER ASSETS AND LIABILITIES (NET)                               1.2                 2,406,448
                                                                ----              ------------
NET ASSETS                                                       100%             $196,738,186
                                                                ====              ============

------------
* Aggregate cost for Federal tax purposes.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
AMT   -- Alternative Minimum Tax
ETM   -- Escrowed to Maturity
FGIC   -- Federal Guaranty Insurance Corporation
FSA   -- Financial Security Insurance
GO    -- Government Obligation Bonds
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
Q-SBLF -- Qualified School Bond Loan Fund

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                      -----------------------
AMOUNT                                                           S&P           MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
CERTIFICATE OF DEPOSIT -- 19.4%
$ 20,000,000    Banque Nationale De Paris
                  6.700% due 02/20/2001                         A1/A+          P1/Aa3        $ 19,998,701
  15,000,000    Bayerische Hypo-Und Vereinsbank AG
                  6.710% due 02/13/2001                         A1/A+          P1/Aa3          14,999,330
  25,000,000    Canadian Imperial Commerce Bank
                  7.030% due 06/21/2001                        A1+/AA-         P1/Aa3          25,000,000
                Deutsche Bank AG:
  25,000,000      6.710% due 03/19/2001+                       A1+/AA          P1/Aa3          24,997,999
  13,000,000      6.720% due 10/10/2001+                       A1+/AA          P1/Aa3          12,997,141
  25,000,000    Royal Bank of Canada (NY)
                  6.730% due 03/23/2001                        A1+/AA-         P1/Aa2          24,997,894
  20,000,000    Societe Generale
                  7.100% due 06/18/2001+                       A1+/AA-         P1/Aa3          20,000,000
  25,000,000    UBS AG
                  6.890% due 08/20/2001+                       A1+/AA+         P1/Aaa          24,995,504
  50,000,000    Union Bank of California
                  6.390% due 03/19/2001+                        A2/A-          P1/A1           50,000,000
                                                                                             ------------
TOTAL CERTIFICATE OF DEPOSIT
  (Cost $217,986,569)                                                                         217,986,569
                                                                                             ------------
COMMERCIAL PAPER -- 34.9%
  50,000,000    Centric Capital Corporation
                  6.530% due 02/28/2001+                       A1+/NR          P1/NR           49,473,972
  50,000,000    CXC, Inc.
                  6.580% due 01/09/2001+                       A1+/NR          P1/NR           49,926,889
  25,000,000    Ford Motor Credit Company
                  6.340% due 03/08/2001                         A1/A           P1/A1           24,709,417
  50,000,000    General Electric Capital Corporation
                  6.540% due 02/08/2001                        A1+/AAA         P1/Aaa          49,654,833
  50,000,000    Koch Industries, Inc.
                  6.450% due 01/02/2001+                       A1+/AA+         P1/NR           49,991,042
  50,000,000    Moat Funding LLC
                  6.500% due 02/16/2001+                       A1+/NR          P1/NR           49,584,722
  45,000,000    New Center Asset Trust
                  6.630% due 01/02/2001                        A1+/NR          P1/NR           44,991,712
  25,000,000    Park Avenue Receivables Corporation
                  6.600% due 01/10/2001                         A1/NR          P1/NR           24,958,750

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                       RATING
PRINCIPAL                                                      -----------------------
AMOUNT                                                           S&P           MOODY'S              VALUE
---------------------------------------------------------------------------------------------------------
COMMERCIAL PAPER (CONTINUED)
$ 25,000,000    Superior Funding Capital Corporation
                  6.600% due 01/10/2001                        A1+/NR          P1/NR         $ 24,958,750
  25,000,000    UBS Finance, Inc.
                  6.500% due 01/02/2001                        A1+/NR          P1/Aa1          24,995,486
                                                                                             ------------
TOTAL COMMERCIAL PAPER
  (Cost $393,245,573)                                                                         393,245,573
                                                                                             ------------
CORPORATE BONDS AND NOTES -- 30.6%
  25,000,000    Allstate Funding Agreement
                  6.819% due 05/15/2001++                      NR/AA+          NR/Aa2          25,000,000
  35,000,000    American Express Centurion
                  6.684% due 11/13/2001+++                      A+/NR          Aa3/NR          35,000,000
  50,000,000    Associates Corporation of North America
                  6.599% due 06/16/2001++                      A1+/A+          P1/Aa3          49,989,357
  50,000,000    AT&T Corporation
                  6.701% due 06/14/2001++                      A1+/AA          P1/A1           50,000,000
  40,000,000    Beta Finance, Inc.
                  6.794% due 03/02/2001++                      A1+/AAA         P1/NR           40,000,000
  25,000,000    Citigroup, Inc.
                  6.764% due 04/04/2001++                      A1+/AA-         P1/Aa3          25,000,000
  35,000,000    First Union National Bank
                  6.700% due 09/19/2001++                       A1/A+          P1/Aa3          35,000,000
  25,000,000    Jackson National Life Insurance
                  6.740% due 09/25/2001++                       NR/AA          NR/Aa3          25,000,000
  25,000,000    Lexington Parker Capital Corporation
                  6.600% due 03/01/2001++                       A1/NR          NR/NR           25,000,000
  35,000,000    Morgan Stanley Dean Witter & Company
                  6.680% due 04/17/2001++                      A1+/AA-         P1/Aa3          35,000,000
                                                                                             ------------
TOTAL CORPORATE BONDS AND NOTES
  (Cost $344,989,357)                                                                         344,989,357
                                                                                             ------------
REPURCHASE AGREEMENTS -- 10.6%
  (Cost $119,429,755)
 119,429,755    Agreement with Lehman Brothers Holdings,
                  Inc., 5.800% dated 12/29/2000, to be
                  repurchased at $119,506,721 on
                  01/02/2001, collateralized by $46,193,000
                  U.S. Treasury Bond,
                  5.250%, maturing 02/15/2029 (value
                  $45,328,367) and $67,925,000
                  U.S. Treasury Bond,
                  6.250%, maturing 05/15/2030 (value
                  $76,464,986)                                                                119,429,755
                                                                                             ------------

                       See Notes to Financial Statements.

           Munder Cash Investment Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                                           VALUE
------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS
  (Cost $1,075,651,254*)                                        95.5%             $1,075,651,254
OTHER ASSETS AND LIABILITIES (NET)                               4.5                  51,198,135
                                                                ----              --------------
NET ASSETS                                                       100%             $1,126,849,389
                                                                ====              ==============

------------
 * Aggregate cost for Federal tax purposes.
 + Rate represents annualized yield at date of purchase.
++ Variable rate security. The interest rate shown reflects the rate currently in effect.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES -- 96.2%
    ALABAMA -- 1.3%
$5,500,000    Mobile, Alabama, Industrial Development Board
                Dock & Wharf Revenue, Refunding Holnam, Inc.
                Project, Series B, (Wachovia Bank, LOC),
                4.750% due 06/01/2032+                            A-1+          VMIG1         $  5,500,000
                                                                                              ------------
    ALASKA -- 0.6%
 2,400,000    Anchorage, Alaska, Higher Education Revenue,
                Alaska Pacific University, (Bank of America,
                LOC),
                5.000% due 07/01/2017+                             AA-            NR             2,400,000
                                                                                              ------------
    ARIZONA -- 5.6%
 3,400,000    Apache County, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                (Tucson Electric -- 83C), (Society Generale,
                LOC),
                4.850% due 12/15/2018+                            A-1+          VMIG1            3,400,000
 7,695,000    Arizona State Transportation Board Excise Tax
                Revenue, Maricopa County Regional Area Road A,
                (AMBAC Insured),
                5.400% due 07/01/2001                              AAA           Aaa             7,736,735
 2,115,000    Avondale, Arizona, Industrial Development
                Authority, Industrial Development Revenue,
                Refunding, National Health Investments,
                (Dresdner Bank AG, LOC),
                5.050% due 12/01/2014+                             NR            Aa3             2,115,000
 2,000,000    Maricopa County, Arizona, School District No.
                69, Series B, Pre-refunded,
                6.500% due 07/01/2001                              A+             NR             2,019,327
 3,650,000    Mesa, Arizona, Industrial Development Authority
                Revenue, Discovery Health, Series B, (MBIA
                Insured), (Chase Manhattan Bank, SPA),
                4.900% due 01/01/2029+                            A-1+          VMIG1            3,650,000
 3,000,000    Pima County, Arizona Industrial Development
                Authority, (Tucson Electric), (Toronto
                Dominion, LOC),
                4.850% due 12/01/2022+                             AA           VMIG1            3,000,000
 2,000,000    Salt River, Arizona, Electric Systems Revenue,
                Agriculture Improvement & Power District,
                Series A, (AMBAC-TCRS Insured), Pre-refunded,
                6.500% due 01/01/2022+                             AAA           Aaa             2,040,000
                                                                                              ------------
                                                                                                23,961,062
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ARKANSAS -- 1.4%
$6,000,000    Arkansas Hospital Equipment Finance Authority,
                Baptist Health Project, (MBIA Insured) (SPA-
                Credit Suisse exp 3/26/01),
                4.940% due 11/01/2010+                            A-1+          VMIG1         $  6,000,000
                                                                                              ------------
    CALIFORNIA -- 2.3%
 9,700,000    California Higher Education Loan Authority,
                Inc., Student Loan Revenue, Series A,
                (National Westminster, LOC),
                4.750% due 06/01/2001+                             NR           VMIG1            9,700,000
                                                                                              ------------
    COLORADO -- 5.1%
 2,890,000    Colorado Springs, Colorado, Utilities Revenue,
                Pre-refunded, Series C,
                6.750% due 11/15/2001+                             AAA           Aa2             3,003,384
 2,025,000    Denver, Colorado, City & County Multi-Family
                Housing Revenue, Refunding, Regency Park
                Project, Series B, (Commerzbank A.G., LOC),
                4.600% due 12/15/2014+                            A-1+            NR             2,025,000
 1,000,000    Fountain Valley Authority Company Water
                Treatment Revenue, Pre-refunded, 6.800% due
                12/01/2019+                                        AA            Aa2             1,009,682
 6,200,000    Platte River Power Authority Company,
                4.200% due 01/11/2001+                             A-1          VMIG1            6,200,000
 6,500,000    Smith Creek Metropolitan District Company
                Revenue, (Bank of America, LOC),
                5.000% due 10/01/2035+                            A-1+            NR             6,500,000
 3,000,000    Superior Metropolitan District Number 3 Company,
                (U.S. Bank, NA, LOC),
                4.450% due 12/01/2018+                             A+             A1             3,000,000
                                                                                              ------------
                                                                                                21,738,066
                                                                                              ------------
    DELAWARE -- 0.6%
 2,400,000    New Castle County, Delaware, Economic, Refunding
                Henderson Mcguire, (First Union, LOC),
                4.850% due 08/15/2020+                             A-1            NR             2,400,000
                                                                                              ------------
    DISTRICT OF COLUMBIA -- 1.3%
 5,475,000    District of Columbia Revenue, George Washington
                University, Series C,
                5.000% due 09/15/2029+                            A-1+          VMIG1            5,475,000
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    FLORIDA -- 7.1%
$2,500,000    Broward County, Florida, Multifamily Housing,
                Southern Pointe Project,
                4.500% due 05/15/2027+                            A-1+            NR          $  2,500,000
 5,000,000    Florida Municipal Power Agency Revenue,
                4.400% due 01/05/2001                              A-1            P1             5,000,000
 1,000,000    Florida State Turnpike Authority Revenue, Series
                A, (AMBAC Insured),
                6.250% due 07/01/2001                              AAA           AAA             1,009,388
 9,600,000    Jacksonville, Florida, Capital Project Revenue,
                Series 1,
                4.650% due 10/01/2017+                             AAA            NR             9,600,000
 2,000,000    Lee County, Florida, Industrial Development
                Authority Health Care Facilities Revenue,
                Bonita Community Health, Series A, (Fifth
                Third Bank N.A., LOC),
                4.940% due 12/01/2029+                             NR             NR             2,000,000
 3,100,000    Orange County, Florida, Housing Finance
                Authority Revenue, Multifamily, Series B,
                (FNMA),
                4.650% due 09/10/2010+                             AAA            NR             3,100,000
 4,500,000    Palm Beach County, Florida Revenue, Community
                Foundation Palm Beach Project, (Northern Trust
                Company, LOC),
                4.950% due 07/01/2034+                            A-1+            NR             4,500,000
 2,500,000    Palm Beach County, Florida Revenue, GO, Norton
                Gallery, Inc. Project, (Northern Trust
                Company, LOC),
                4.900% due 05/01/2025+                            A-1+            NR             2,500,000
                                                                                              ------------
                                                                                                30,209,388
                                                                                              ------------
    GEORGIA -- 7.0%
              Clayton County, Georgia, Housing Authority
                Multifamily Housing Revenue:
 5,500,000      Refunding, Chateau Forest Apartments, Series
                E, (FSA Insured), (Societe Generale, SPA),
                5.000% due 01/01/2021+                            A-1+          VMIG1            5,500,000
 1,365,000      Refunding, Huntington Woods, Series A, (FSA
                Insured), (Societe Generale, SPA),
                5.000% due 01/01/2021+                            A-1+          VMIG1            1,365,000
 5,425,000    Clayton County, Georgia, Multifamily Housing
                Revenue, Rivers Edge Development, (Wachovia,
                LOC),
                5.050% due 08/01/2006+                             NR           VMIG1            5,425,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    GEORGIA (CONTINUED)
$8,500,000    DeKalb County, Georgia, Development Authority
                Pollution Control Revenue, General Motors
                Corporation Project,
                4.750% due 11/01/2003+                             NR             A2          $  8,500,000
 3,500,000    Municipal Electric Authority Georgia, Project 1,
                Series E, (ABN-Amro, LOC),
                5.050% due 01/01/2026+                            A-1+          VMIG1            3,500,000
 5,400,000    Municipal Electric Authority Revenue, Project 1,
                Series D, (Bayerische Landesbank, SPA),
                4.600% due 01/01/2020+                             AAA           Aaa             5,400,000
                                                                                              ------------
                                                                                                29,690,000
                                                                                              ------------
    ILLINOIS -- 11.7%
              Chicago, Illinois, Ohare International Airport
                Revenue:
 1,500,000      Series A, (Societe Generale, LOC),
                4.900% due 01/01/2015+                             AA           VMIG1            1,500,000
 3,600,000      Series B, (Societe Generale, LOC),
                4.900% due 01/01/2015+                            A-1+          VMIG1            3,600,000
 3,165,000    Illinois Development Finance Authority Limited,
                Obligation Revenue, Decatur Mental Health
                Center Project, (First of America Bank, LOC),
                5.000% due 05/01/2018+                             NR             NR             3,165,000
 3,000,000    Illinois Development Finance Authority Revenue,
                Lifesource Project, (PNC Bank NA, LOC),
                5.000% due 06/01/2020+                             NA           VMIG1            3,000,000
 2,225,000    Illinois Development Finance Authority,
                Industrial Revenue, Tajon Warehouse, Series B,
                (Bank of Kentucky, LOC),
                4.950% due 01/01/2010+                            A-1+            NR             2,225,000
 1,370,000    Illinois Educational Facilities Authority
                Revenues, University Pooled Financing Program,
                (FGIC Insured), (Bank One, SPA),
                4.950% due 12/01/2005+                             AAA           Aaa             1,370,000
              Illinois Health Facilities Authority:
 9,130,000      Advocate Health Care, Series B, (Multi LOC's),
                4.900% due 08/15/2022+                            A-1+          VMIG1            9,130,000
 2,500,000      Gottlieb Health Resources Inc., (Harris Bank,
                LOC),
                4.950% due 11/15/2024+                             NR           VMIG1            2,500,000
              Illinois Health Facilities Authority Revenue:
 5,300,000      Swedish Covenant Hospital, Series A, (AMBAC
                Insured), (Harris Trust & Savings Bank, SPA),
                4.850% due 08/15/2029+                            A-1+          VMIG1            5,300,000
 2,800,000      Northwest Community Hospital, (Banc One, LOC),
                5.050% due 07/01/2025+                             AA             A1             2,800,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    ILLINOIS (CONTINUED)
$2,000,000    Illinois State Development Finance Authority,
                Industrial Development Authority Revenue,
                (Lake Forest Academy Project), (FGIC Insured),
                4.850% due 12/01/2024+                            A-1+            NR          $  2,000,000
 1,000,000    Illinois State Sales Tax Revenue, Pre-refunded,
                Series N,
                6.900% due 06/15/2001+                             AAA           Aaa             1,024,984
 4,000,000    Orland Hills, Illinois, Multifamily Mortgage
                Revenue, (Lasalle National Bank, LOC),
                4.850% due 12/01/2004+                            A-1+            NR             4,000,000
 1,900,000    Schaumburg, Illinois, GO, Series A, (Northern
                Trust Company, SPA),
                5.000% due 12/01/2013+                             AA+           Aa1             1,900,000
 5,000,000    Schaumburg, Illinois, Multifamily Housing
                Revenue, Refunding, Treehouse II Apartments
                Project, (FNMA),
                4.600% due 12/15/2029+                             AAA            NR             5,000,000
 1,500,000    Will County, Illinois, Community School District
                No. 201-U Crete-Monee, Tax Anticipation
                Warrants,
                5.850% due 03/01/2001                              NR             NR             1,501,371
                                                                                              ------------
                                                                                                50,016,355
                                                                                              ------------
    INDIANA -- 4.0%
 1,500,000    Franklin County, Indiana, Economic Development
                Revenue, Sisters St. Francis Project, (Banc
                One, LOC),
                5.000% due 12/01/2018+                             A+             NR             1,500,000
 1,150,000    Indiana Bond Bank, Refunding, Special Program,
                Series A,
                5.000% due 02/01/2001                              A+             NR             1,150,477
 2,930,000    Indiana Educational Facilities Authority
                Revenue, Franklin College, (Bank One, Indiana,
                LOC),
                5.050% due 10/01/2019+                             A-1            NR             2,930,000
 5,500,000    Indiana Health Facility Financing Authority
                Hospital Revenue, Clarian Health Obligation
                Group, Series C, (Westdeutsche Landesbank,
                SPA),
                4.750% due 03/01/2030+                            A-1+          VMIG1            5,500,000
 6,000,000    Indiana Municipal Power Supply Systems Revenue,
                Refunding Series A, (Toronto-Dominion Bank,
                LOC),
                4.750% due 01/01/2018+                            A-1+          VMIG1            6,000,000
                                                                                              ------------
                                                                                                17,080,477
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    IOWA -- 0.4%
$1,650,000    Des Moines, Iowa, Refunding, Series D,
                5.000% due 06/01/2001                              AA+           Aa2          $  1,654,594
                                                                                              ------------
    KANSAS -- 0.2%
 1,000,000    Wamego Kansas Pollution Control Revenue,
                Refunding, Utilicorp United Inc. Project,
                (Bank One Chicago N.A., LOC),
                5.000% due 03/01/2026+                             A+            P-1             1,000,000
                                                                                              ------------
    KENTUCKY -- 5.0%
 2,680,000    Covington, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Project, (Fifth
                Third Bank, LOC),
                5.100% due 04/01/2019+                             NR             NR             2,680,000
 4,700,000    Jefferson County, Kentucky, Multifamily Revenue,
                Refunding, Housing GNMA-Canter Chase,
                (National City Bank MI/IL, LOC),
                5.100% due 12/01/2026+                             A+             NR             4,700,000
 3,500,000    Jeffersontown, Kentucky, Lease Program Revenue,
                Kentucky League Of Cities Funding Trust, (Bank
                One Chicago, LOC),
                4.950% due 03/01/2030+                             NR             NR             3,500,000
 4,130,000    Kenton County, Kentucky, Industrial Building
                Revenue, Baptist Convalescent Center, (Fifth
                Third Bank, LOC),
                4.800% due 07/01/2018+                             NR             NR             4,130,000
 5,255,000    Kentucky State Property & Buildings Commission
                Revenues, Refunding, Project No. 55,
                4.400% due 09/01/2001                              AA-           Aa3             5,259,971
 1,000,000    Lexington-Fayette Urban County, Kentucky,
                Government Industrial Building Revenue, Roman
                Catholic Diocese Project, (Fifth Third Bank
                N.A., LOC),
                5.000% due 09/01/2015+                             NR             NR             1,000,000
                                                                                              ------------
                                                                                                21,269,971
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MARYLAND -- 0.7%
$3,000,000    Baltimore County, Maryland, Revenue Bonds,
                Sheppard & Enoch Pratt Hospital, (Bank of
                America, LOC),
                5.000% due 07/01/2022+                             NR           VMIG1         $  3,000,000
                                                                                              ------------
    MASSACHUSETTS -- 0.5%
              Massachusetts State:
 1,000,000      Bond Anticipation Notes, Series A, 5.000% due
                09/06/2001                                        SP-1+          MIG1            1,004,150
 1,000,000      Series A, 5.500% due 11/01/2001                    AA-           Aa2             1,009,075
                                                                                              ------------
                                                                                                 2,013,225
                                                                                              ------------
    MICHIGAN -- 3.7%
 1,000,000    Flint, Michigan, Hospital Building Authority
                Revenue, Hurley Medical Center, Series B,
                (Lasalle National Bank, LOC),
                5.000% due 07/01/2015+                             NR           VMIG1            1,000,000
 5,500,000    Kalamazoo County, Michigan, Economic Development
                Revenue, (Old Kent Bank, LOC),
                5.000% due 09/01/2015+                             NR            Aa2             5,500,000
 3,000,000    Michigan Municipal Bond Authority Revenue Notes,
                Series C-2, (Morgan Guaranty Trust, LOC),
                5.000% due 08/23/2001                             SP-1+           NR             3,012,905
              Michigan State Hospital Finance Authority
                Revenue:
 3,000,000      Pre-refunded, Sisters of Mercy Health
                Corporation, Series J,
                7.000% due 02/15/2021                              AA-           Aaa             3,069,383
 2,000,000      Chelsea Community Hospital, (National City
                Bank, LOC),
                4.950% due 05/15/2031+                             A-1            NR             2,000,000
 1,000,000    Saline, Michigan, Economic Development
                Obligation, Brecon Village Project, (Bank One,
                LOC),
                5.000% due 11/01/2025+                            A-1+            NR             1,000,000
                                                                                              ------------
                                                                                                15,582,288
                                                                                              ------------
    MINNESOTA -- 3.5%
 2,500,000    Arden Hills, Minnesota, Housing & Health Care
                Facilities Revenue, Refunding, Presbyterian
                Homes, Series A, (U.S. Bank Trust N.A., LOC),
                4.330% due 09/01/2001                              A+             NR             2,499,308
 4,000,000    City of Rochester, Minnesota, Series 2000-B,
                4.350% due 01/03/2001                             A-1+            P1             4,000,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    MINNESOTA (CONTINUED)
$2,000,000    Cohasset Minnesota Revenue, Refunding, Minnesota
                Power & Light Company Project A, (ABN AMRO
                Bank N.V., LOC),
                5.000% due 06/01/2020+                             AA+            NR          $  2,000,000
 1,400,000    Eagan, Minnesota, Multifamily Revenue,
                Aspenwoods of Eagan, Housing Project,
                5.000% due 01/01/2026+                             A-1            NR             1,400,000
 5,100,000    St Paul, Minnesota, Housing & Redevelopment
                Authority, Science Museum, Series A, (First
                Bank, LOC),
                4.750% due 05/01/2027+                             NR           VMIG1            5,100,000
                                                                                              ------------
                                                                                                14,999,308
                                                                                              ------------
    MISSOURI -- 0.5%
 2,000,000    Columbia, Missouri, Special Obligation Reserve,
                Series A, (Toronto Dominion Bank, LOC),
                4.750% due 06/01/2008+                             NR           VMIG1            2,000,000
                                                                                              ------------
    NEVADA -- 2.5%
 3,600,000    Clark County, Nevada, Airport Improvement
                Revenue, Series A-1 (Westdeutsche Landesbank,
                LOC),
                4.700% due 07/01/2025+                            A-1+          VMIG1            3,600,000
 4,815,000    Nevada State, GO, Refunding, Series A,
                4.500% due 07/01/2001                              AA            Aa2             4,819,509
 2,170,000    Reno, Nevada Economic Development Revenue,
                University of Nevada, Student Aid Fund, (Wells
                Fargo, LOC),
                4.950% due 05/01/2018+                             NR             NR             2,170,000
                                                                                              ------------
                                                                                                10,589,509
                                                                                              ------------
    NEW MEXICO -- 1.2%
 2,035,000    Albuquerque, New Mexico, Educational Facilities
                Revenue, (Wells Fargo, LOC),
                4.950% due 06/01/2018+                             NR             NR             2,035,000
 1,300,000    Albuquerque, New Mexico, Gross Receipt Lodgers
                Tax Revenue, (Canadian Imperial Bank, LOC),
                4.750% due 07/01/2023+                            A-1+          VMIG1            1,300,000
 2,000,000    New Mexico State Highway Commission Tax Revenue,
                Series A,
                4.500% due 06/15/2001                              AA+           Aa2             2,001,247
                                                                                              ------------
                                                                                                 5,336,247
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    NORTH CAROLINA -- 1.3%
$2,500,000    North Carolina Educational Facilities Finance
                Agency Revenue, Greensboro College, (Bank of
                America, LOC),
                4.750% due 09/01/2027+                             AA1          VMIG1         $  2,500,000
 3,000,000    North Carolina Medical Care Commission, Hospital
                Revenue, Series B, (Wachovia, LOC),
                4.900% due 06/01/2022+                            A-1+          VMIG1            3,000,000
                                                                                              ------------
                                                                                                 5,500,000
                                                                                              ------------
    OHIO -- 5.9%
 1,505,000    Columbus, Ohio, GO, Tax -- Series, Pre-refunded,
                5.500% due 06/15/2001                              AAA           Aaa             1,510,974
 2,000,000    Dublin, Ohio, City School District, Bond
                Anticipation Notes,
                4.530% due 12/12/2001                              NR            MIG1            2,004,163
 1,845,000    Franklin County, Ohio, Hospital Revenue, US
                Health Corporation, Series A, (Morgan
                Guaranty, LOC),
                4.900% due 12/01/2021+                             NR           VMIG1            1,845,000
 1,000,000    Hamilton County, Ohio, Hospital Facilities
                Revenue, Bethesda Hospital, Inc., (Rabobank
                Nederland, LOC), 4.800% due 02/15/2024+           A-1+          VMIG1            1,000,000
 2,815,000    Indian Hill, Ohio, Economic Development,
                Cincinnati County Day School, (Fifth Third,
                LOC),
                4.800% due 05/01/2019+                             NR             NR             2,815,000
 4,665,000    Middleburg Heights, Ohio, Hospital Revenue,
                Southwest General Health, (Keybank NA, LOC),
                4.950% due 08/15/2022+                             A-1            NR             4,665,000
 3,435,000    Montgomery County, Ohio, Society Saint Vincent
                DePaul, (Nat City, LOC),
                4.950% due 12/01/2010+                             A-1            NR             3,435,000
 1,000,000    Nordonia Hills, Ohio, City School District
                Board, Anticipation Notes, Series A,
                4.750% due 03/20/2001                             SP-1+          MIG1            1,000,949
 5,000,000    Ohio State Air Quality Development Authority,
                Ohio Edison Project, Series A, (Toronto
                Dominion, LOC),
                4.100% due 02/01/2015+                            A-1+           Aa2             4,995,447
 2,000,000    Ohio State Water Development Authority Pollution
                Control Faculties Revenue, Cleveland Electric,
                Series B, (Barclays Bank New York, LOC),
                4.950% due 08/01/2020+                            A-1+            P1             2,000,000
                                                                                              ------------
                                                                                                25,271,533
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    OREGON -- 1.1%
$4,550,000    Portland, Oregon Multifamily Revenue, (Harris
                Trust and Savings Bank, LOC),
                4.700% due 12/01/2011+                             AA-            NR          $  4,550,000
                                                                                              ------------
    PENNSYLVANIA -- 6.8%
 1,600,000    Allegheny County, Pennsylvania, Hospital
                Development Revenue, Variable Health Center
                Presbyterian, Series D, (MBIA Insured) (First
                Union National Bank, SPA),
                4.750% due 03/01/2020+                             A-1          VMIG1            1,600,000
 3,000,000    Benzinger Township, Pennsylvania, Hospital
                Authority, Elk Regional Health Systems, (PNC
                Bank N.A., LOC),
                5.000% due 12/01/2030+                            A-1+          VMIG1            3,000,000
 2,000,000    Delaware Valley, Pennsylvania, Registered
                Finance, Series A, (Credit Suisse, LOC),
                4.750% due 12/01/2017+                            A-1+          VMIG1            2,000,000
 6,500,000    Pennsylvania State Higher Educational,
                Facilities Authority, Association of
                Independent Colleges, Series F1, (PNC Bank NA,
                LOC),
                5.000% due 05/01/2020+                             NR           VMIG1            6,500,000
 5,500,000    Philadelphia, Pennsylvania, Hospital & Higher
                Education, Health Systems, Series B,
                4.375% due 03/27/2001+                            A-1+            NR             5,500,000
 6,200,000    Schuylkill County, Pennsylvania, Industrial
                Development Authority, Gilbertown Power
                Project, (Mellon Bank, LOC),
                4.750% due 12/01/2002+                            A-1+            NR             6,200,000
 4,305,000    Washington County, Pennsylvania, Authority Lease
                Revenue, Higher Education Pooled Equipment
                Lease, (First Union National Bank, LOC),
                4.950% due 11/01/2005+                             NR           VMIG1            4,305,000
                                                                                              ------------
                                                                                                29,105,000
                                                                                              ------------
    RHODE ISLAND -- 0.3%
 1,500,000    Rhode Island Health & Educational Building
                Corporation, Educational Institution Revenue,
                St. George's School, (Fleet National Bank,
                SPA),
                4.950% due 09/01/2030+                             NR           VMIG1            1,500,000
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    SOUTH CAROLINA -- 1.3%
$1,150,000    Charleston County, South Carolina, Pre-refunded,
                9.000% due 06/01/2001                              AA            Aa3          $  1,171,683
 1,500,000    Piedmont Municipal Power Agency, South Carolina
                Electric Revenue, Refunding, Series C, (MBIA
                Insured), (Morgan Guaranty Trust, SPA),
                4.750% due 01/01/2022                              AAA           Aaa             1,500,000
 3,000,000    South Carolina State Public Authority, Refunding
                Series A,
                4.500% due 01/01/2001                              AA-           Aa2             3,000,000
                                                                                              ------------
                                                                                                 5,671,683
                                                                                              ------------
    TENNESSEE -- 2.6%
 2,000,000    Metropolitan Government Nashville and Davidson
                County, Tennessee, Industrial Development
                Board Revenue, Multifamily Housing, Series B,
                (Wachovia Bank, LOC),
                4.950% due 12/01/2007+                             AA           VMIG1            2,000,000
 3,000,000    Metropolitan Government Nashville and Davidson
                County, Tennessee, GO,
                4.750% due 05/15/2001                              AA            Aa2             3,001,780
 6,135,000    Shelby County, Tennessee, Health Educational &
                Housing Facilities Board Revenue, Refunding,
                Multifamily Housing-Wyndridge, (Credit Suisse,
                LOC),
                5.000% due 11/01/2019+                            A-1+            NR             6,135,000
                                                                                              ------------
                                                                                                11,136,780
                                                                                              ------------
    TEXAS -- 4.1%
 1,545,000    Austin, Texas, Independent School District,
                Public Property Finance Contractual
                Obligation, (MBIA Insured),
                4.500% due 08/01/2001                              AAA           Aaa             1,546,324
 2,220,000    Bexar County, Texas, Health Facilities
                Development Corporation Revenue, Retirement
                Community, Series B, (Rabobank Nederland,
                LOC),
                5.000% due 07/01/2011+                            A-1+           Aaa             2,220,000
              Dallas, Texas, Waterworks & Sewer Systems
                Revenue:
 2,000,000    4.250% due 10/01/2001                                AA+           Aa2             1,997,768
 2,868,000      Series B,
                4.300% due 01/04/2001                             A-1+            P1             2,868,000

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    TEXAS (CONTINUED)
$8,000,000    Richardson, Texas, Independent School District,
                Series A, (PSF-GTD Insured), (Union Bank of
                Switzerland, SPA),
                4.850% due 08/15/2022+                            A-1+          VMIG1         $  8,000,000
 1,000,000    Spring Branch, Texas, Independent School
                District, GO, (PSF-GTD Insured),
                8.000% due 02/01/2001                              AAA           Aaa             1,002,737
                                                                                              ------------
                                                                                                17,634,829
                                                                                              ------------
    VIRGINIA -- 3.2%
 2,950,000    Arlington County, Virginia Revenue, Ballston
                Public Parking, (Citibank, N.A., LOC),
                4.700% due 08/01/2017+                            A-1+            NR             2,950,000
 6,000,000    Clarke County, Virginia, Industrial Development
                Authority, Hospital Facilities Revenue,
                Winchester Medical Center, Inc. (FSA Insured),
                (Chase Manhattan Bank, SPA), 5.000% due
                01/01/2030+                                       A-1+          VMIG1            6,000,000
 1,000,000    Richmond, Virginia, Pre-refunded, Series B,
                6.250% due 01/15/2018                              AA             A1             1,020,656
 1,640,000    Richmond, Virginia, Redevelopment & Housing
                Authority, Stony Point Project, (First Union,
                LOC),
                4.850% due 04/01/2029+                             A-1            NR             1,640,000
 2,000,000    Virginia State Public Building Authority
                Revenue, Series B,
                5.600% due 08/01/2001                              AA+           Aa2             2,014,284
                                                                                              ------------
                                                                                                13,624,940
                                                                                              ------------
    WASHINGTON -- 0.9%
 1,700,000    Seattle, Washington, Pre-refunded,
                6.900% due 10/01/2001+                             AA+           Aa1             1,747,498
 2,100,000    Seattle, Washington, Municipal Light & Power
                Revenue, (Morgan Guaranty Trust, SPA),
                4.700% due 06/01/2021+                            A-1+          VMIG1            2,100,000
                                                                                              ------------
                                                                                                 3,847,498
                                                                                              ------------

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                         RATING
PRINCIPAL                                                         ---------------------
AMOUNT                                                             S&P          MOODY'S              VALUE
----------------------------------------------------------------------------------------------------------
MUNICIPAL BONDS AND NOTES (CONTINUED)
    WISCONSIN -- 2.5%
$1,325,000    Augusta, Wisconsin, Industrial Development
                Revenue, Refunding, Industrial Development
                Ball Corporation Project,
                5.000% due 11/01/2004+                             A+            Aa2          $  1,325,000
 2,350,000    Delafield, Wisconsin, Community Development
                Authority Revenue, University Lake School
                Project, (Firstar Bank N.A., LOC),
                4.800% due 03/01/2035+                             A-1            NR             2,350,000
 5,000,000    Wisconsin State Health & Educational Facilities
                Authority Revenue, University of Wisconsin
                Medical Foundation, (Lasalle Bank N.A., LOC),
                4.900% due 05/01/2030+                            A-1+            NR             5,000,000
 2,000,000    Wisconsin State Transportation Revenue,
                Series A,
                5.100% due 07/01/2001                              AA-           Aa3             2,007,659
                                                                                              ------------
                                                                                                10,682,659
                                                                                              ------------
TOTAL MUNICIPAL BONDS AND NOTES
  (Cost $410,140,412)                                                                          410,140,412
                                                                                              ------------
SHARES
----------
SHORT-TERM INVESTMENTS -- 0.4%
   110,184    Dreyfus Tax-Exempt Cash Management                                                   110,184
 1,729,594    Valiant Fund Tax Exempt Money Market                                               1,729,594
                                                                                              ------------

TOTAL SHORT-TERM INVESTMENTS
  (Cost $1,839,778)                                                                   1,839,778
                                                                                   ------------
TOTAL INVESTMENTS
  (Cost $411,980,190*)                                           96.6%              411,980,190
OTHER ASSETS AND LIABILITIES (NET)                                3.4                14,469,091
                                                                -----              ------------
NET ASSETS                                                      100.0%             $426,449,281
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.
+ Variable rate security. The interest rate shown reflects the rate currently in effect.

ABBREVIATIONS:
AMBAC -- American Municipal Bond Assurance Corporation
FGIC   -- Federal Guaranty Insurance Corporation
FNMA -- Federal National Mortgage Association
FSA   -- Financial Security Assurance
GO    -- Government Obligation Bonds
LOC   -- Instruments supported by bank letter of credit
MBIA  -- Municipal Bond Investors Assurance
PSFG  -- Permanent School Fund Guaranteed
SPA   -- Stand by Purchase Agreement
TCRS  -- Transferable Custodial Receipts

                       See Notes to Financial Statements.

           Munder U.S. Treasury Money Market Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

PRINCIPAL
AMOUNT                                                                                VALUE
-------------------------------------------------------------------------------------------
U.S. TREASURY OBLIGATIONS -- 36.1%
   (Cost $59,987,216)
    U.S. TREASURY NOTES -- 36.1%
$60,000,000    5.250% due 01/31/2001                                           $ 59,987,216
                                                                               ------------
REPURCHASE AGREEMENTS -- 58.6%
  7,000,000    Agreement with Goldman Sachs, 5.950% dated 12/29/2000, to be repurchased at $7,004,628 on 01/02/2001, collateralized by
                 $5,090,000 U.S. Treasury Bond, 9.000% maturing 11/15/2018
                 (value $7,207,130)                                               7,000,000
  7,000,000    Agreement with J.P. Morgan & Co., Inc., 5.900% dated
                 12/29/2000, to be repurchased at $7,004,589 on 01/02/2001, collateralized by $5,461,000 U.S. Treasury Bond, 8.000%
                 maturing 11/15/2001 (value $7,144,826)                           7,000,000
 38,512,005    Agreement with Lehman Brothers Holdings, Inc., 5.800% dated
                 12/29/2000, to be repurchased at $38,536,824 on
                 01/02/2001, collateralized by $300,000 U.S. Treasury Bond,
                 14.000% maturing 11/15/2011 (value $221,217) and
                 $41,050,000 U.S. Treasury Bond, 15.750% maturing
                 11/15/2001 (value $39,065,642)                                  38,512,005
  7,000,000    Agreement with Merrill Lynch and Company, Inc., 5.900% dated
                 12/29/2000, to be repurchased at $7,004,589 on 01/02/2001, collateralized by $7,270,000 U.S. Treasury Bond, 5.250%
                 maturing 02/15/2029 (value $7,302,003)                           7,000,000
 38,000,000    Agreement with State Street Bank and Trust Company, 5.950%
                 dated 12/29/2000, to be repurchased at $38,025,122 on
                 01/02/2001, collateralized by $40,130,000 U.S. Treasury
                 Bond, 5.250% maturing 11/15/2028 (value $38,763,052)            38,000,000
                                                                               ------------
TOTAL REPURCHASE AGREEMENTS
   (Cost $97,512,005)                                                            97,512,005
                                                                               ------------

TOTAL INVESTMENTS (Cost $157,499,221*)                           94.7%              157,499,221
OTHER ASSETS AND LIABILITIES (NET)                                5.3                 8,861,211
                                                                -----              ------------
NET ASSETS                                                      100.0%             $166,360,432
                                                                =====              ============

------------
* Aggregate cost for Federal tax purposes.

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          DIGITAL        MUNDER
                                                                BALANCED        BIO(TECH)(2)    ECONOMY        EQUITY INCOME
                                                                FUND            FUND            FUND           FUND
                                                                ------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities of unaffiliated issuers......................    $104,436,089     $7,060,341     $ 9,222,723    $199,317,020
    Securities of affiliated issuers........................         --             --              --              --
    Repurchase Agreements...................................       7,477,000      1,559,000       2,747,000       2,337,000
                                                                ------------     ----------     -----------    ------------
Total Investments...........................................     111,913,089      8,619,341      11,969,723     201,654,020
Cash........................................................             933            435             238             147
Interest receivable.........................................         573,921            773           1,362           1,159
Dividends receivable........................................          40,019            177           5,758         287,442
Receivable from Investment Advisor..........................         --             --              --              --
Receivable for investment securities sold...................         130,452        --              144,386         --
Receivable for Fund shares sold.............................       2,904,450        901,407       1,202,814       1,078,237
Prepaid expenses and other assets...........................          27,101         39,440          45,478          35,525
                                                                ------------     ----------     -----------    ------------
      Total Assets..........................................     115,589,965      9,561,573      13,369,759     203,056,530
                                                                ------------     ----------     -----------    ------------
LIABILITIES:
Variation margin............................................         --             --              --              --
Payable for Fund shares redeemed............................         452,162         16,974           6,439         520,353
Payable for investment securities purchased.................       1,466,583         44,721       1,811,942         --
Payable upon return of securities loaned....................      19,577,653        --              --            6,262,050
Investment advisory fee payable.............................          46,737          6,824           4,667         124,847
Administration fee payable..................................           8,384            535             615          13,657
Shareholder servicing fees payable..........................           4,467        --              --               21,135
Distribution fees payable...................................          37,696          3,904           4,081           9,743
Transfer agent fee payable..................................           5,792            746             880          76,623
Custodian fees payable......................................         --                 152           2,317           6,521
Accrued Trustees'/Directors' fees and expenses..............             320             10              20           2,918
Accrued expenses and other payables.........................          25,857          1,976              46         --
                                                                ------------     ----------     -----------    ------------
      Total Liabilities.....................................      21,625,651         75,842       1,831,007       7,037,847
                                                                ------------     ----------     -----------    ------------
NET ASSETS..................................................    $ 93,964,314     $9,485,731     $11,538,752    $196,018,683
                                                                ============     ==========     ===========    ============
Investments, at cost........................................    $111,717,495     $8,840,587     $12,100,824    $170,765,917
                                                                ============     ==========     ===========    ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------
       MUNDER                                               MUNDER
       FUTURE            MUNDER            MUNDER           INTERNATIONAL
       TECHNOLOGY        INDEX 500         INTERNATIONAL    NETNET
       FUND              FUND              EQUITY FUND      FUND
-------------------------------------------------------------------------
       $1,390,027,647    $1,320,103,959    $200,859,574     $248,239,510
           33,431,250          --               --               --
           40,336,000        29,736,000       1,737,000        1,197,000
       --------------    --------------    ------------     ------------
        1,463,794,897     1,349,839,959     202,596,574      249,436,510
              962,021               273           1,736        3,048,233
              205,014            14,744             861              594
               23,531         1,117,250         264,596          109,399
            1,000,828          --               --               --
           17,748,352          --               395,998        2,993,778
            9,244,883         6,181,738         116,988        1,587,407
            1,158,415           115,295          58,672          754,878
       --------------    --------------    ------------     ------------
        1,494,137,941     1,357,269,259     203,435,425      257,930,799
       --------------    --------------    ------------     ------------
             --                 495,968         --               --
           20,916,880        22,157,481       1,734,483        8,266,533
            9,438,176         2,489,482         --               --
          250,870,294          --            35,301,928       12,615,170
            1,149,349           112,601         106,494          284,863
              113,102           161,500          20,598           29,738
                5,048            63,089          19,143            2,118
              829,293           219,128           7,006          145,250
              835,499           440,747          65,899          --
               15,817           123,101           7,180            1,207
                9,300             9,715           1,886           19,816
               35,213           169,770         --                90,863
       --------------    --------------    ------------     ------------
          284,217,971        26,442,582      37,264,617       21,455,558
       --------------    --------------    ------------     ------------
       $1,209,919,970    $1,330,826,677    $166,170,808     $236,475,241
       ==============    ==============    ============     ============
       $2,027,169,098    $1,018,575,023    $169,667,878     $418,069,299
       ==============    ==============    ============     ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ------------------------------------------------
                                                                                               MUNDER
                                                                MUNDER          MUNDER         REAL ESTATE
                                                                MICRO-CAP       MULTI-SEASON   EQUITY INVESTMENT
                                                                EQUITY FUND     GROWTH FUND    FUND
                                                                ------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities..............................................    $124,946,713    $505,588,050      $62,848,874
    Repurchase Agreements...................................       1,164,000      17,114,000        1,274,000
                                                                ------------    ------------      -----------
Total Investments...........................................     126,110,713     522,702,050       64,122,874
Cash........................................................             814             298              888
Interest receivable.........................................             577           8,486              632
Dividends receivable........................................         --              475,751          387,277
Receivable from Investment Advisor..........................         --              --              --
Receivable for investment securities sold...................         --            7,144,004         --
Receivable for Fund shares sold.............................         856,668       1,292,977          470,726
Unamortized organization costs..............................         --              --              --
Prepaid expenses and other assets...........................          44,285          63,982           37,093
                                                                ------------    ------------      -----------
      Total Assets..........................................     127,013,057     531,687,548       65,019,490
                                                                ------------    ------------      -----------
LIABILITIES:
Options written(a)..........................................         --              --              --
Payable for Fund shares redeemed............................       1,025,381       2,761,742          166,701
Payable for investment securities purchased.................         640,283       6,048,630        1,208,292
Payable upon return of securities loaned....................      14,250,788      12,992,800         --
Investment advisory fee payable.............................          92,778         324,689           38,532
Administration fee payable..................................          13,497          62,352            7,230
Shareholder servicing fees payable..........................           1,266          47,863              388
Distribution fees payable...................................          52,804          45,764            4,162
Transfer agent fee payable..................................             421         240,859           24,133
Custodian fees payable......................................           8,437          26,669            8,919
Accrued Trustees'/Directors' fees and expenses..............             139           7,229              951
Accrued expenses and other payables.........................         177,435         191,684           95,013
                                                                ------------    ------------      -----------
      Total Liabilities.....................................      16,263,229      22,750,281        1,554,321
                                                                ------------    ------------      -----------
NET ASSETS..................................................    $110,749,828    $508,937,267      $63,465,169
                                                                ============    ============      ===========
Investments, at cost........................................    $131,636,343    $407,506,868      $60,799,914
                                                                ============    ============      ===========

------------
(a) Munder Small-Cap Value Fund received premiums of $348,559.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------------------------------------------------
                                   MUNDER              MUNDER         MUNDER
     MUNDER        MUNDER          FRAMLINGTON         FRAMLINGTON    FRAMLINGTON
     SMALL-CAP     SMALL COMPANY   EMERGING MARKETS    HEALTHCARE     INTERNATIONAL GROWTH
     VALUE FUND    GROWTH FUND     FUND                FUND           FUND
------------------------------------------------------------------------------------------
     $62,745,287   $174,171,272      $46,921,107       $623,638,439       $70,687,047
       2,597,000        441,000        1,382,000         11,335,000         1,397,000
     -----------   ------------      -----------       ------------       -----------
      65,342,287    174,612,272       48,303,107        634,973,439        72,084,047
             203            203            4,479          3,910,263               266
           1,288            219              685              5,620               693
          76,723          7,508           48,433              3,887            81,868
         --             --              --                  --                     90
       1,137,736      2,050,982          582,003          1,111,107         --
         398,712        723,648          598,175          7,543,810         1,724,039
         --             --                 1,004                934             5,652
          53,342         91,852           12,040            246,319            13,223
     -----------   ------------      -----------       ------------       -----------
      67,010,291    177,486,684       49,549,926        647,795,379        73,909,878
     -----------   ------------      -----------       ------------       -----------
          51,297        --              --                  --              --
         591,687      2,529,511          287,588          3,032,208           442,590
       1,001,520        544,232         --                1,791,819         --
       9,797,467     30,090,170         --                  --              --
          32,592         89,457           56,039            658,086            61,244
         --              18,382            3,606             53,007             6,741
           1,765          6,885            5,789                154             3,037
           4,873         10,827            2,370            360,956         --
          40,036         90,569           33,958             19,408            43,105
           1,993          5,105          113,442             16,808             4,129
           2,094          3,820              177                 88                81
           6,506         13,596           29,978             88,972            10,162
     -----------   ------------      -----------       ------------       -----------
      11,531,830     33,402,554          532,947          6,021,506           571,089
     -----------   ------------      -----------       ------------       -----------
     $55,478,461   $144,084,130      $49,016,979       $641,773,873       $73,338,789
     ===========   ============      ===========       ============       ===========
     $63,156,250   $188,817,733      $62,434,597       $611,671,024       $66,999,467
     ===========   ============      ===========       ============       ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                 MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                                  BOND           BOND           BOND            INCOME         TAX-FREE
                                                  FUND           FUND           FUND            FUND           BOND FUND
                                                  ------------------------------------------------------------------------
ASSETS:
Investments, at value
  See accompanying schedules:
    Securities.................................   $166,982,824   $406,220,847    $33,223,592    $222,832,853   $48,329,218
    Repurchase Agreements......................      2,121,000      3,972,000      1,024,000       6,028,000       --
                                                  ------------   ------------    -----------    ------------   -----------
Total Investments..............................    169,103,824    410,192,847     34,247,592     228,860,853    48,329,218
Cash...........................................            155            492         71,042          22,890       --
Interest receivable............................      2,883,247      4,675,163        716,484       1,345,175       541,917
Receivable for investment securities sold......      5,069,180        --             --            2,709,109       --
Receivable for Fund shares sold................        167,807        492,756        --            2,031,372           437
Unamortized organization costs.................        --             --               5,856         --            --
Prepaid expenses and other assets..............         37,216         50,634         27,794          37,912         3,968
                                                  ------------   ------------    -----------    ------------   -----------
      Total Assets.............................    177,261,429    415,411,892     35,068,768     235,007,311    48,875,540
                                                  ------------   ------------    -----------    ------------   -----------
LIABILITIES:
Payable for Fund shares redeemed...............        523,165      2,666,338          3,375         452,849       139,174
Payable for investment securities purchased....      6,383,590        --             --            3,661,826       --
Payable upon return of securities loaned.......      2,315,010     25,245,746        --           15,428,750       --
Dividends payable..............................        --             --             --              --            --
Investment advisory fee payable................         66,742        167,418         14,668          90,854        20,695
Administration fee payable.....................         18,270         45,530          3,907          24,690         5,628
Shareholder servicing fees payable.............          7,559         55,832             18          36,604         9,529
Distribution fees payable......................          5,180          8,197            446           7,586           760
Transfer agent fee payable.....................         81,578        148,184         18,004          97,602        22,342
Custodian fees payable.........................          4,265         17,392         14,182          11,239        10,548
Accrued Trustees'/Directors' fees and
  expenses.....................................          3,086          6,182            647           3,342           813
Accrued expenses and other payables............         38,101         19,246         24,027          29,348        42,666
                                                  ------------   ------------    -----------    ------------   -----------
      Total Liabilities........................      9,446,546     28,380,065         79,274      19,844,690       252,155
                                                  ------------   ------------    -----------    ------------   -----------
NET ASSETS.....................................   $167,814,883   $387,031,827    $34,989,494    $215,162,621   $48,623,385
                                                  ============   ============    ===========    ============   ===========
Investments, at cost...........................   $172,172,719   $410,325,316    $36,285,696    $226,839,359   $47,020,384
                                                  ============   ============    ===========    ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ---------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
----------------------------------------------------------------------------------
    $134,742,889    $194,331,738     $  956,221,499   $411,980,190   $ 59,987,216
         --             --              119,429,755        --          97,512,005
    ------------    ------------     --------------   ------------   ------------
     134,742,889     194,331,738      1,075,651,254    411,980,190    157,499,221
         --             --                 --              --             --
       2,187,029       2,863,697          9,275,221      2,609,191      1,366,016
         --             --                 --              --             --
         136,277          58,025         48,012,290     13,722,126      7,748,308
         --             --                 --              --             --
          30,123          38,119            122,750         35,239         15,053
    ------------    ------------     --------------   ------------   ------------
     137,096,318     197,291,579      1,133,061,515    428,346,746    166,628,598
    ------------    ------------     --------------   ------------   ------------
          41,923         286,538            370,999        439,794         20,139
         --             --                 --              --             --
         --             --                 --              --             --
         --             --                4,753,477      1,021,218        138,075
          61,607          83,744            317,457        120,445         27,957
          15,729          23,204            112,659         44,829          8,916
          29,193          39,641             97,357         35,258          1,883
           2,309           3,220             26,721         14,812         13,704
          60,403          90,095            468,447        131,866         23,096
          12,094          14,646             18,529         28,896         11,698
           2,081           3,281              9,783          3,582            623
          56,956           9,024             36,697         56,765         22,075
    ------------    ------------     --------------   ------------   ------------
         282,295         553,393          6,212,126      1,897,465        268,166
    ------------    ------------     --------------   ------------   ------------
    $136,814,023    $196,738,186     $1,126,849,389   $426,449,281   $166,360,432
    ============    ============     ==============   ============   ============
    $128,623,176    $190,815,529     $1,075,651,254   $411,980,190   $157,499,221
    ============    ============     ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              --------------------------------------------------------
                                                                                           MUNDER
                                                              MUNDER        MUNDER         DIGITAL       MUNDER
                                                              BALANCED      BIO(TECH)(2)   ECONOMY       EQUITY INCOME
                                                              FUND          FUND           FUND          FUND
                                                              --------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................  $   (25,329)   $   (5,905)   $       992   $    286,756
Accumulated net realized gain/(loss) on investments sold....   (1,601,472)      (23,126)       (59,705)     5,629,383
Net unrealized appreciation/(depreciation) of investments...      195,594      (221,413)      (131,101)    30,888,103
Par value...................................................        8,966        10,763          1,278         14,608
Paid-in capital in excess of par value......................   95,386,555     9,725,412     11,727,288    159,199,833
                                                              -----------    ----------    -----------   ------------
                                                              $93,964,314    $9,485,731    $11,538,752   $196,018,683
                                                              ===========    ==========    ===========   ============
NET ASSETS:
Class A Shares..............................................  $18,659,676    $3,222,081    $ 3,760,111   $  6,706,248
                                                              ===========    ==========    ===========   ============
Class B Shares..............................................  $31,695,908    $3,976,748    $ 3,543,253   $  8,130,091
                                                              ===========    ==========    ===========   ============
Class C Shares..............................................  $16,674,318    $  --         $   --        $  3,476,011
                                                              ===========    ==========    ===========   ============
Class II Shares.............................................  $   --         $2,185,232    $ 3,666,134   $    --
                                                              ===========    ==========    ===========   ============
Class K Shares..............................................  $20,428,312    $        9    $         9   $ 96,254,698
                                                              ===========    ==========    ===========   ============
Class Y Shares..............................................  $ 6,506,100    $  101,661    $   569,245   $ 81,451,635
                                                              ===========    ==========    ===========   ============
SHARES OUTSTANDING:
Class A Shares..............................................    1,770,673       365,453        415,636        499,778
                                                              ===========    ==========    ===========   ============
Class B Shares..............................................    3,034,098       451,670        393,239        609,729
                                                              ===========    ==========    ===========   ============
Class C Shares..............................................    1,589,243       --             --             260,721
                                                              ===========    ==========    ===========   ============
Class II Shares.............................................      --            247,704        405,787        --
                                                              ===========    ==========    ===========   ============
Class K Shares..............................................    1,950,234             1              1      7,170,799
                                                              ===========    ==========    ===========   ============
Class Y Shares..............................................      621,347        11,511         62,856      6,067,113
                                                              ===========    ==========    ===========   ============
CLASS A SHARES:
Net asset value and redemption price per share..............       $10.54         $8.82          $9.05         $13.42
                                                              ===========    ==========    ===========   ============
Maximum sales charge........................................         5.50%         5.50%          5.50%          5.50%
Maximum offering price per share............................       $11.15         $9.33          $9.58         $14.20
                                                              ===========    ==========    ===========   ============
CLASS B SHARES:
Net asset value and offering price per share*...............       $10.45         $8.80          $9.01         $13.33
                                                              ===========    ==========    ===========   ============
CLASS C SHARES:
Net asset value and offering price per share*...............       $10.49           N/A          $9.12         $13.33
                                                              ===========    ==========    ===========   ============
CLASS II SHARES:
Net assets value and offering price per share*..............          N/A         $8.82          $9.03            N/A
                                                              ===========    ==========    ===========   ============
Maximum sales charge........................................           --          1.00%          1.00%            --
Maximum offering price per share............................          N/A         $8.91           9.12            N/A
                                                              ===========    ==========    ===========   ============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................       $10.47         $8.83          $9.05         $13.42
                                                              ===========    ==========    ===========   ============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................       $10.47         $8.83          $9.06         $13.43
                                                              ===========    ==========    ===========   ============

------------

* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------
    MUNDER                                            MUNDER
    FUTURE           MUNDER           MUNDER          INTERNATIONAL
    TECHNOLOGY       INDEX 500        INTERNATIONAL   NETNET
    FUND             FUND             EQUITY FUND     FUND
-------------------------------------------------------------------
    $  (16,298,775)  $       39,590   $     82,561    $  (3,914,915)
      (359,553,555)      37,234,963      4,988,553      (64,445,979)
      (563,374,201)     329,794,848     32,929,064     (168,424,893)
         1,415,318           48,232         11,594          477,675
     2,147,731,183      963,709,044    128,159,036      472,783,353
    --------------   --------------   ------------    -------------
    $1,209,919,970   $1,330,826,677   $166,170,808    $ 236,475,241
    ==============   ==============   ============    =============
    $  414,998,025   $  459,270,252   $  8,715,915    $  93,962,110
    ==============   ==============   ============    =============
    $  492,527,325   $  382,078,268   $  2,889,007    $  90,065,213
    ==============   ==============   ============    =============
    $     --         $     --         $  3,570,364    $    --
    ==============   ==============   ============    =============
    $  279,210,007   $     --         $    --         $  37,160,586
    ==============   ==============   ============    =============
    $   10,322,434   $  292,582,284   $ 88,292,420    $  10,318,135
    ==============   ==============   ============    =============
    $   12,862,179   $  196,895,873   $ 62,703,102    $   4,969,197
    ==============   ==============   ============    =============
        47,198,855       16,647,556        609,273       18,937,321
    ==============   ==============   ============    =============
        56,498,588       13,848,069        201,881       18,231,428
    ==============   ==============   ============    =============
          --               --              253,426         --
    ==============   ==============   ============    =============
        35,407,440         --              --             7,525,985
    ==============   ==============   ============    =============
         1,081,094       10,611,667      6,179,600        2,076,721
    ==============   ==============   ============    =============
         1,345,828        7,124,562      4,349,766          996,069
    ==============   ==============   ============    =============
             $8.79           $27.59         $14.31            $4.96
    ==============   ==============   ============    =============
              5.50%            2.50%          5.50%            5.50%
             $9.30           $28.30         $15.14            $5.25
    ==============   ==============   ============    =============
             $8.72           $27.59         $14.31            $4.94
    ==============   ==============   ============    =============
               N/A              N/A         $14.09              N/A
    ==============   ==============   ============    =============
             $7.89              N/A            N/A            $4.94
    ==============   ==============   ============    =============
              1.00%              --             --             1.00%
             $7.97              N/A            N/A            $4.99
    ==============   ==============   ============    =============
             $9.55           $27.57         $14.29            $4.97
    ==============   ==============   ============    =============
             $9.56           $27.64         $14.42            $4.99
    ==============   ==============   ============    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -------------------------------------------------
                                                                                                MUNDER
                                                                MUNDER          MUNDER          REAL ESTATE
                                                                MICRO-CAP       MULTI-SEASON    EQUITY INVESTMENT
                                                                EQUITY FUND     GROWTH FUND     FUND
                                                                -------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)..................    $ (1,130,942)   $   (974,742)   $            (774)
Accumulated net realized gain/(loss) on investments sold....         874,967      28,105,933           (8,488,738)
Net unrealized appreciation/(depreciation) of investments...      (5,525,630)    115,195,182            3,322,960
Par value...................................................          50,477         290,096               49,682
Paid-in capital in excess of par value......................     116,480,956     366,320,798           68,582,039
                                                                ------------    ------------    -----------------
                                                                $110,749,828    $508,937,267    $      63,465,169
                                                                ============    ============    =================
NET ASSETS:
Class A Shares..............................................    $ 31,545,943    $ 58,283,963    $       3,037,333
                                                                ============    ============    =================
Class B Shares..............................................    $ 38,506,152    $ 30,946,767    $       3,814,642
                                                                ============    ============    =================
Class C Shares..............................................    $ 17,356,805    $  9,859,751    $         874,020
                                                                ============    ============    =================
Class K Shares..............................................    $  6,230,787    $222,558,400    $       1,874,949
                                                                ============    ============    =================
Class Y Shares..............................................    $ 17,110,141    $187,288,386    $      53,864,225
                                                                ============    ============    =================
SHARES OUTSTANDING:
Class A Shares..............................................       1,417,359       3,331,147              238,000
                                                                ============    ============    =================
Class B Shares..............................................       1,784,171       1,899,337              299,288
                                                                ============    ============    =================
Class C Shares..............................................         803,880         600,614               68,229
                                                                ============    ============    =================
Class K Shares..............................................         280,128      12,703,807              147,070
                                                                ============    ============    =================
Class Y Shares..............................................         762,140      10,474,653            4,215,653
                                                                ============    ============    =================
CLASS A SHARES:
Net asset value and redemption price per share..............          $22.26          $17.50               $12.76
                                                                ============    ============    =================
Maximum sales charge........................................            5.50%           5.50%                5.50%
Maximum offering price per share............................          $23.56          $18.52               $13.50
                                                                ============    ============    =================
CLASS B SHARES:
Net asset value and offering price per share*...............          $21.58          $16.29               $12.75
                                                                ============    ============    =================
CLASS C SHARES:
Net asset value and offering price per share*...............          $21.59          $16.42               $12.81
                                                                ============    ============    =================
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................          $22.24          $17.52               $12.75
                                                                ============    ============    =================
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................          $22.45          $17.88               $12.78
                                                                ============    ============    =================

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------
                                    MUNDER              MUNDER          MUNDER
    MUNDER         MUNDER           FRAMLINGTON         FRAMLINGTON     FRAMLINGTON
    SMALL-CAP      SMALL COMPANY    EMERGING MARKETS    HEALTHCARE      INTERNATIONAL GROWTH
    VALUE FUND     GROWTH FUND      FUND                FUND            FUND
--------------------------------------------------------------------------------------------
    $   189,058    $   (584,931)    $    (257,024)      $ (3,911,086)   $         (1,384,047)
        767,156     (11,364,073)      (11,723,391)        18,038,233                 806,635
      2,483,298     (14,205,461)      (14,132,343)        23,455,432               5,084,494
         40,744           9,373            57,190            222,819                  59,662
     51,998,205     170,229,222        75,072,547        603,968,475              68,772,045
    -----------    ------------     ----------------    ------------    --------------------
    $55,478,461    $144,084,130     $  49,016,979       $641,773,873    $         73,338,789
    ===========    ============     ================    ============    ====================
    $ 4,051,426    $ 12,104,637     $   1,991,725       $221,498,103    $          2,411,867
    ===========    ============     ================    ============    ====================
    $ 3,826,761    $  7,184,983     $   1,762,433       $254,654,502    $          1,447,547
    ===========    ============     ================    ============    ====================
    $ 1,913,892    $  3,081,771     $     467,845       $150,255,297    $            979,810
    ===========    ============     ================    ============    ====================
    $ 9,502,211    $ 32,986,692     $  29,025,108       $    747,858    $          4,621,451
    ===========    ============     ================    ============    ====================
    $36,184,171    $ 88,726,047     $  15,769,868       $ 14,618,113    $         63,878,114
    ===========    ============     ================    ============    ====================
        297,161         782,368           229,882          7,546,774                 196,431
    ===========    ============     ================    ============    ====================
        284,569         504,543           207,534          8,937,478                 120,644
    ===========    ============     ================    ============    ====================
        142,691         212,648            55,477          5,278,494                  81,558
    ===========    ============     ================    ============    ====================
        698,264       2,169,024         3,388,216             25,509                 377,415
    ===========    ============     ================    ============    ====================
      2,651,672       5,704,301         1,837,919            493,673               5,190,121
    ===========    ============     ================    ============    ====================
         $13.63          $15.47             $8.66             $29.35                  $12.28
    ===========    ============     ================    ============    ====================
           5.50%           5.50%             5.50%              5.50%                   5.50%
         $14.42          $16.37             $9.16             $31.06                  $12.99
    ===========    ============     ================    ============    ====================
         $13.45          $14.24             $8.49             $28.49                  $12.00
    ===========    ============     ================    ============    ====================
         $13.41          $14.49             $8.43             $28.47                  $12.01
    ===========    ============     ================    ============    ====================
         $13.61          $15.21             $8.57             $29.32                  $12.25
    ===========    ============     ================    ============    ====================
         $13.65          $15.55             $8.58             $29.61                  $12.31
    ===========    ============     ================    ============    ====================

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                  INCOME FUNDS
                                                  ------------------------------------------------------------------------
                                                                 MUNDER         MUNDER          MUNDER U.S.    MUNDER
                                                  MUNDER         INTERMEDIATE   INTERNATIONAL   GOVERNMENT     MICHIGAN
                                                  BOND           BOND           BOND            INCOME         TAX-FREE
                                                  FUND           FUND           FUND            FUND           BOND FUND
                                                  ------------------------------------------------------------------------
NET ASSETS CONSIST OF:
Undistributed net investment income/(loss)......  $    299,307   $    (71,391)   $  (270,741)   $    (10,455)  $    47,054
Accumulated net realized gain/(loss) on
  investments sold..............................   (10,606,477)   (30,607,725)      (868,824)     (3,048,423)     (811,180)
Net unrealized appreciation/(depreciation) of
  investments...................................    (3,068,895)      (132,469)    (2,025,219)      2,021,494     1,308,834
Par value.......................................        17,641         41,667         37,687          21,145         4,888
Paid-in capital in excess of par value..........   181,173,307    417,801,745     38,116,591     216,178,860    48,073,789
                                                  ------------   ------------    -----------    ------------   -----------
                                                  $167,814,883   $387,031,827    $34,989,494    $215,162,621   $48,623,385
                                                  ============   ============    ===========    ============   ===========
NET ASSETS:
Class A Shares..................................  $  3,858,407   $  8,230,659    $ 1,374,238    $  5,724,844   $ 1,559,110
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................  $  5,026,127   $  7,385,320    $   138,220    $  7,323,478   $   387,263
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................  $    516,188   $  1,030,843    $    32,124    $  1,628,157   $   113,353
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................  $ 44,209,227   $253,409,299    $    75,115    $169,599,387   $45,455,711
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................  $114,204,934   $116,975,706    $33,369,797    $ 30,886,755   $ 1,107,948
                                                  ============   ============    ===========    ============   ===========
SHARES OUTSTANDING:
Class A Shares..................................       405,782        884,835        148,930         563,291       156,777
                                                  ============   ============    ===========    ============   ===========
Class B Shares..................................       528,790        795,859         15,130         719,739        38,855
                                                  ============   ============    ===========    ============   ===========
Class C Shares..................................        54,051        110,681          3,491         160,143        11,398
                                                  ============   ============    ===========    ============   ===========
Class K Shares..................................     4,647,997     27,284,717          8,133      16,666,211     4,569,724
                                                  ============   ============    ===========    ============   ===========
Class Y Shares..................................    12,004,361     12,590,810      3,593,022       3,035,569       111,272
                                                  ============   ============    ===========    ============   ===========
CLASS A SHARES:
Net asset value and redemption price per
  share.........................................         $9.51          $9.30          $9.23          $10.16         $9.94
                                                  ============   ============    ===========    ============   ===========
Maximum sales charge............................          4.00%          4.00%          4.00%           4.00%         4.00%
Maximum offering price per share................         $9.91          $9.69          $9.61          $10.59        $10.36
                                                  ============   ============    ===========    ============   ===========
CLASS B SHARES:
Net asset value and offering price per share*...         $9.50          $9.28          $9.14          $10.18         $9.97
                                                  ============   ============    ===========    ============   ===========
CLASS C SHARES:
Net asset value and offering price per share*...         $9.55          $9.31          $9.20          $10.17         $9.94
                                                  ============   ============    ===========    ============   ===========
CLASS K SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.51          $9.29          $9.24          $10.18         $9.95
                                                  ============   ============    ===========    ============   ===========
CLASS Y SHARES:
Net asset value, offering price and redemption
  price per share...............................         $9.51          $9.29          $9.29          $10.17         $9.96
                                                  ============   ============    ===========    ============   ===========

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                     MONEY MARKET FUNDS
----------------------------------   ---------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
----------------------------------------------------------------------------------
    $    133,682    $    181,404     $     --         $    --        $    --
      (1,559,645)       (156,564)          --              (45,104)        41,582
       6,119,713       3,516,209           --              --             --
          13,306          19,137          1,126,852        426,517        166,319
     132,106,967     193,178,000      1,125,722,537    426,067,868    166,152,531
    ------------    ------------     --------------   ------------   ------------
    $136,814,023    $196,738,186     $1,126,849,389   $426,449,281   $166,360,432
    ============    ============     ==============   ============   ============
    $  2,001,123    $  6,546,570     $  129,893,346   $ 77,048,660   $129,949,993
    ============    ============     ==============   ============   ============
    $  2,230,500    $  2,120,642     $     --         $    --        $    --
    ============    ============     ==============   ============   ============
    $    659,967    $    401,615     $     --         $    --        $    --
    ============    ============     ==============   ============   ============
    $131,262,361    $183,322,657     $  804,920,737   $331,387,504   $ 24,113,459
    ============    ============     ==============   ============   ============
    $    660,072    $  4,346,702     $  192,035,306   $ 18,013,117   $ 12,296,980
    ============    ============     ==============   ============   ============
         194,733         636,817        129,907,604     77,033,816    129,948,285
    ============    ============     ==============   ============   ============
         217,362         206,620           --              --             --
    ============    ============     ==============   ============   ============
          64,076          38,865           --              --             --
    ============    ============     ==============   ============   ============
      12,765,310      17,832,575        804,914,257    331,457,896     24,096,815
    ============    ============     ==============   ============   ============
          64,294         422,573        192,030,037     18,024,964     12,273,750
    ============    ============     ==============   ============   ============
          $10.28          $10.28              $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============
            4.00%           4.00%                --             --             --
          $10.71          $10.71              $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============
          $10.26          $10.26                N/A            N/A            N/A
    ============    ============     ==============   ============   ============
          $10.30          $10.33                N/A            N/A            N/A
    ============    ============     ==============   ============   ============
          $10.28          $10.28              $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============
          $10.27          $10.29              $1.00          $1.00          $1.00
    ============    ============     ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ---------------------------------------------------------
                                                                                               MUNDER
                                                                MUNDER         MUNDER          DIGITAL      MUNDER
                                                                BALANCED       BIO(TECH)(2)    ECONOMY      EQUITY INCOME
                                                                FUND           FUND            FUND         FUND
                                                                ---------------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $   913,662      $  12,814     $  12,183     $   127,713
Dividends(a)................................................        159,563             43         6,929       1,763,357
Securities lending..........................................         28,686        --             --               3,795
                                                                -----------      ---------     ---------     -----------
      Total investment income...............................      1,101,911         12,857        19,112       1,894,865
                                                                -----------      ---------     ---------     -----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................         15,191            701           860           7,425
  Class B Shares............................................         89,689          2,568         2,176          24,189
  Class C Shares............................................         49,045        --             --               7,109
  Class II Shares...........................................        --               2,136         2,878         --
Shareholder Servicing Fees:
  Class K Shares............................................         28,930        --             --             134,380
Investment advisory fee.....................................        223,767          9,541         7,324         742,046
Administration fee..........................................         33,944            735           940          98,203
Transfer agent fee..........................................         11,649            746        --              49,043
Custodian fees..............................................         30,357            152           196          27,113
Legal and audit fees........................................          1,290             23        --               6,566
Trustees'/Directors' fees and expenses......................            678             10        --               3,242
Registration and filing fees................................         11,173          2,119        --              11,795
Other.......................................................         42,753             31         3,746          17,610
                                                                -----------      ---------     ---------     -----------
      Total Expenses........................................        538,466         18,762        18,120       1,128,721
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................        --             --             --             --
                                                                -----------      ---------     ---------     -----------
Net Expenses................................................        538,466         18,762        18,120       1,128,721
                                                                -----------      ---------     ---------     -----------
NET INVESTMENT INCOME/(LOSS)................................        563,445         (5,905)          992         766,144
                                                                -----------      ---------     ---------     -----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)..................................        238,884        (16,130)      (59,705)      5,648,136
  Futures contracts.........................................        --             --             --             --
  Foreign currency transactions.............................        --              (6,996)       --             --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (1,387,570)      (221,246)     (131,101)     26,069,091
  Futures contracts.........................................        --             --             --             --
  Foreign currency and net other assets.....................        --                (167)       --             --
                                                                -----------      ---------     ---------     -----------
Net realized and unrealized gain/(loss) on investments......     (1,148,686)      (244,539)     (190,806)     31,717,227
                                                                -----------      ---------     ---------     -----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $  (585,241)     $(250,444)    $(189,814)    $32,483,371
                                                                ===========      =========     =========     ===========

------------
(a) Net of foreign withholding taxes of $32, $864, $2,531, $32,793, $109,704 and $33,384 for Munder Balanced Fund, Munder Equity Income Fund, Munder Future Technology Fund, Munder Index 500 Fund, Munder International Equity Fund and Munder International NetNet Fund, respectively.

(b) Includes net realized loss of $1,329,624 on sales of affiliated securities for Munder Future Technology Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------
       MUNDER                                               MUNDER
       FUTURE             MUNDER           MUNDER           INTERNATIONAL
       TECHNOLOGY         INDEX 500        INTERNATIONAL    NETNET
       FUND               FUND             EQUITY FUND      FUND
-------------------------------------------------------------------------
       $     3,356,989    $   1,155,562    $     90,611     $     441,612
               426,563        8,071,222       1,150,226           279,689
               633,079         --               171,632           128,821
       ---------------    -------------    ------------     -------------
             4,416,631        9,226,784       1,412,496           850,122
       ---------------    -------------    ------------     -------------
               878,672          626,582          13,099           202,625
             3,914,670        2,007,839          16,383           696,854
             --                --                18,933          --
             2,297,720         --               --                311,648
                15,715          404,150         130,935            14,722
             9,883,077          731,136         723,569         2,387,965
               913,221          727,071          96,134           184,387
             2,814,912          374,030          47,960           498,005
                68,745          203,301          89,328           197,617
                58,636           47,697           8,311            28,837
                26,449           20,428           3,160            14,381
               172,287           31,700          11,514           110,508
               505,976          497,549          25,912           123,089
       ---------------    -------------    ------------     -------------
            21,550,080        5,671,483       1,185,238         4,770,638
              (834,674)      (1,254,553)        --               --
       ---------------    -------------    ------------     -------------
            20,715,406        4,416,930       1,185,238         4,770,638
       ---------------    -------------    ------------     -------------
           (16,298,775)       4,809,854         227,231        (3,920,516)
       ---------------    -------------    ------------     -------------
          (286,437,058)      48,387,960       9,980,804       (60,545,935)
             --              (5,466,661)        --               --
             --                --                (2,117)       (1,082,176)
          (815,620,602)    (179,790,725)    (39,996,553)     (135,942,446)
             --              (1,290,826)        --               --
             --                --                   (68)          165,443
       ---------------    -------------    ------------     -------------
        (1,102,057,660)    (138,160,252)    (30,018,654)     (197,405,114)
       ---------------    -------------    ------------     -------------
       $(1,118,356,435)   $(133,350,398)   $(29,791,423)    $(201,325,630)
       ===============    =============    ============     =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                -----------------------------------------------------
                                                                                                    MUNDER
                                                                MUNDER            MUNDER            REAL ESTATE
                                                                MICRO-CAP         MULTI-SEASON      EQUITY INVESTMENT
                                                                EQUITY FUND       GROWTH FUND       FUND
                                                                -----------------------------------------------------
INVESTMENT INCOME:
Interest....................................................    $     82,496      $    490,384          $   64,330
Dividends(a)................................................          17,318         1,993,662           2,050,047
Securities lending..........................................          66,942             9,093            --
                                                                ------------      ------------          ----------
      Total investment income...............................         166,756         2,493,139           2,114,377
                                                                ------------      ------------          ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................          45,794            79,814               4,010
  Class B Shares............................................          21,544           167,099              16,921
  Class C Shares............................................          98,891            49,028               3,742
Shareholder Servicing Fees:
  Class K Shares............................................           8,267           322,305               2,068
Investment advisory fee.....................................         637,292         2,805,076             238,064
Administration fee..........................................          63,483           288,852              31,989
Transfer agent fee..........................................          27,954           152,334              16,107
Custodian fees..............................................          24,236            70,414              11,410
Legal and audit fees........................................           2,585            23,488               2,093
Trustees'/Directors' fees and expenses......................           1,194             9,357               1,087
Amortization of organization costs..........................         --                --                 --
Registration and filing fees................................          18,274            13,798               8,111
Other.......................................................         150,184           116,453              43,759
                                                                ------------      ------------          ----------
      Total Expenses........................................       1,297,698         4,098,018             379,361
Fees waived and/or expenses reimbursed by investment advisor
  and/or distributor........................................         --               (630,137)           --
                                                                ------------      ------------          ----------
Net Expenses................................................       1,297,698         3,467,881             379,361
                                                                ------------      ------------          ----------
NET INVESTMENT INCOME/(LOSS)................................      (1,130,942)         (974,742)          1,735,016
                                                                ------------      ------------          ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions(b)..................................       1,439,779        54,172,885             974,358
  Foreign currency transactions.............................         --                --                 --
  Options Written...........................................         --                --                 --
Net change in unrealized appreciation/(depreciation) of:
  Securities................................................     (27,929,024)      (75,550,029)          2,328,966
  Foreign currency and net other assets.....................         --                --                 --
  Options Written...........................................         --                --                 --
                                                                ------------      ------------          ----------
Net realized and unrealized gain/(loss) on investments......     (26,489,245)      (21,377,144)          3,303,324
                                                                ------------      ------------          ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................    $(27,620,187)     $(22,351,886)         $5,038,340
                                                                ============      ============          ==========

------------
(a) Net of foreign withholding taxes of $742, $23,310, $1,580 and $29,108 for Munder Multi-Season Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund and Munder Framlington International Growth Fund, respectively.

(b) Net of foreign capital gains taxes of $5,074 for Munder Framlington Emerging Markets Fund.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------------------------
                                       MUNDER               MUNDER            MUNDER
    MUNDER          MUNDER             FRAMLINGTON          FRAMLINGTON       FRAMLINGTON
    SMALL-CAP       SMALL COMPANY      EMERGING MARKET      HEALTHCARE        INTERNATIONAL GROWTH
    VALUE FUND      GROWTH FUND        FUND                 FUND              FUND
--------------------------------------------------------------------------------------------------
    $   68,285      $    141,380        $     81,785        $    904,331          $     52,473
       540,082            95,692             239,767              96,569               230,725
        16,689           203,160              12,945             100,340                11,862
    ----------      ------------        ------------        ------------          ------------
       625,056           440,232             334,497           1,101,240               295,060
    ----------      ------------        ------------        ------------          ------------
         4,310            20,831               3,556             213,803                 3,576
        15,241            41,229              12,035             970,523                 7,503
         7,178            15,968               3,033             626,548                 5,084
        14,866            57,011              44,457                 780                 3,882
       197,422           681,506             362,029           2,444,746               387,945
        26,789            90,787              27,543             239,447                36,745
        19,685            53,292              23,479             120,744                27,713
        14,211            34,914             129,644              98,637                83,314
         2,894             7,665               2,330               6,521                 1,550
         1,544             3,932                 795               3,106                   893
        --               --                      928                 736                 3,188
        11,625            11,093              18,658             101,891                17,592
        --                 6,935               9,743              88,675                10,870
    ----------      ------------        ------------        ------------          ------------
       315,765         1,025,163             638,230           4,916,157               589,855
        --               --                  (46,328)            --                        (90)
    ----------      ------------        ------------        ------------          ------------
       315,765         1,025,163             591,902           4,916,157               589,765
    ----------      ------------        ------------        ------------          ------------
       309,291          (584,931)           (257,405)         (3,814,917)             (294,705)
    ----------      ------------        ------------        ------------          ------------
     2,892,014        (5,635,312)         (5,821,718)         31,221,670             1,229,737
        --               --                 (112,300)           (305,738)             (248,948)
       315,541           --                 --                   --                  --
     2,515,234       (29,219,924)        (16,685,070)        (27,435,770)          (13,325,151)
        --               --                   (1,959)            142,691                (3,996)
       234,467           --                 --                   --                  --
    ----------      ------------        ------------        ------------          ------------
     5,957,256       (34,855,236)        (22,621,047)          3,622,853           (12,348,358)
    ----------      ------------        ------------        ------------          ------------
    $6,266,547      $(35,440,167)       $(22,878,452)       $   (192,064)         $(12,643,063)
    ==========      ============        ============        ============          ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Operations, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                       INCOME FUNDS
                                                       ---------------------------------------------------------------------
                                                                     MUNDER         MUNDER          MUNDER U.S.   MUNDER
                                                       MUNDER        INTERMEDIATE   INTERNATIONAL   GOVERNMENT    MICHIGAN
                                                       BOND          BOND           BOND            INCOME        TAX-FREE
                                                       FUND          FUND           FUND            FUND          BOND FUND
                                                       ---------------------------------------------------------------------
INVESTMENT INCOME:
Interest (Net of foreign withholding taxes of $4,010
  for the Munder International Bond Fund)...........   $ 6,131,004   $13,472,369     $  599,970     $ 7,516,622   $1,247,025
Dividends...........................................       --            374,220        --              --            --
Securities lending..................................        10,385        22,145        --                5,857       --
                                                       -----------   -----------     ----------     -----------   ----------
Total investment income.............................     6,141,389    13,868,734        599,970       7,522,479    1,247,025
                                                       -----------   -----------     ----------     -----------   ----------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares....................................         3,689        10,565            652           5,245        1,807
  Class B Shares....................................        21,161        28,662          1,063          26,672        2,168
  Class C Shares....................................         1,993         5,793            143           5,690          530
Shareholder servicing fees:
  Class K Shares....................................        52,985       330,001             84         218,028       57,755
Investment advisory fee.............................       411,674     1,009,335         84,142         541,878      123,514
Administration fee..................................        81,631       200,497         16,699         107,580       24,519
Transfer agent fee..................................        44,214       102,635          9,334          55,639       12,790
Custodian fees......................................        27,397        63,713         20,808          31,659       16,202
Legal and audit fees................................         6,402        14,570          1,398           7,964        1,724
Trustees'/Directors' fees and expenses..............         3,240         7,121            674           3,897          834
Amortization of organization costs..................       --            --               3,046         --            --
Registration and filing fees........................        10,936        13,525         12,344          10,653          411
Other...............................................         5,995         7,657          2,317          13,183       14,015
                                                       -----------   -----------     ----------     -----------   ----------
      Total Expenses................................       671,317     1,794,074        152,704       1,028,088      256,269
                                                       -----------   -----------     ----------     -----------   ----------
NET INVESTMENT INCOME...............................     5,470,072    12,074,660        447,266       6,494,391      990,756
                                                       -----------   -----------     ----------     -----------   ----------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................     1,094,502        57,623       (342,563)       (326,081)     (85,182)
  Foreign currency transactions.....................       --            --             (49,225)        --            --
Net change in unrealized appreciation/(depreciation)
  of:
  Securities........................................     4,051,168     9,918,165       (257,900)      9,277,745    2,545,787
  Foreign currency and net other assets.............       --            --              33,445         --            --
                                                       -----------   -----------     ----------     -----------   ----------
Net realized and unrealized gain/(loss) on
  investments.......................................     5,145,670     9,975,788       (616,243)      8,951,664    2,460,605
                                                       -----------   -----------     ----------     -----------   ----------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................   $10,615,742   $22,050,448     $ (168,977)    $15,446,055   $3,451,361
                                                       ===========   ===========     ==========     ===========   ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                    MONEY MARKET FUNDS
---------------------------------   ---------------------------------------------
    MUNDER        MUNDER            MUNDER         MUNDER           MUNDER
    TAX-FREE      TAX-FREE SHORT-   CASH           TAX-FREE         U.S. TREASURY
    BOND          INTERMEDIATE      INVESTMENT     MONEY MARKET     MONEY MARKET
    FUND          BOND FUND         FUND           FUND             FUND
---------------------------------------------------------------------------------
    $3,563,544     $   4,871,889    $36,730,509    $  7,980,052     $   1,899,797
        --              --              --              --               --
        --              --              --              --               --
    ----------     -------------    -----------    -------------    -------------
     3,563,544         4,871,889     36,730,509       7,980,052         1,899,797
    ----------     -------------    -----------    -------------    -------------
         2,424             8,057        169,718          97,735            38,319
         6,597             7,810        --              --               --
         1,563             1,089        --              --               --
       166,980           242,206        577,536         204,315            10,431
       346,662           519,176      1,915,853         655,414           104,391
        68,851           103,189        543,648         185,245            29,267
        35,840            53,077        329,972          81,111            13,051
        26,594            35,054        125,966          48,064            14,086
         4,809             7,518         46,781          11,653             1,850
         2,416             3,773         20,720           5,307               815
        --              --              --              --               --
        11,158            11,801         30,046           8,309             7,079
        31,833             6,597        101,274          40,851             8,884
    ----------     -------------    -----------    -------------    -------------
       705,727           999,347      3,861,514       1,338,004           228,173
    ----------     -------------    -----------    -------------    -------------
     2,857,817         3,872,542     32,868,995       6,642,048         1,671,624
    ----------     -------------    -----------    -------------    -------------
      (283,667)         (152,994)       --               65,340          --
        --              --              --              --               --
     6,970,927         4,774,429        --              --               --
        --              --              --              --               --
    ----------     -------------    -----------    -------------    -------------
     6,687,260         4,621,435        --               65,340          --
    ----------     -------------    -----------    -------------    -------------
    $9,545,077     $   8,493,977    $32,868,995    $  6,707,388     $   1,671,624
    ==========     =============    ===========    =============    =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                            EQUITY FUNDS
                                                            -------------------------------------------------------
                                                                                         MUNDER        MUNDER
                                                            MUNDER        MUNDER         DIGITAL       EQUITY
                                                            BALANCED      BIO(TECH)(2)   ECONOMY       INCOME
                                                            FUND          FUND(A)        FUND(B)       FUND
                                                            -------------------------------------------------------
Net investment income/(loss)..............................  $   563,445    $   (5,905)   $       992   $    766,144
Net realized gain/(loss) on investments sold..............      238,884       (23,126)       (59,705)     5,648,136
Net change in unrealized appreciation/(depreciation) of
  investments.............................................   (1,387,570)     (221,413)      (131,101)    26,069,091
                                                            -----------    ----------    -----------   ------------
Net increase/(decrease) in net assets resulting from
  operations..............................................     (585,241)     (250,444)      (189,814)    32,483,371
Dividends to shareholders from net investment income:
      Class A Shares......................................     (135,079)      --             --             (13,095)
      Class B Shares......................................     (125,676)      --             --                (640)
      Class C Shares......................................      (63,149)      --             --                (179)
      Class II Shares.....................................      --            --             --             --
      Class K Shares......................................     (200,593)      --             --            (245,982)
      Class Y Shares......................................      (64,891)      --             --            (272,379)
Distributions to shareholders from net realized gains:
      Class A Shares......................................   (1,716,485)      --             --            (214,268)
      Class B Shares......................................   (2,489,980)      --             --            (161,890)
      Class C Shares......................................   (1,344,702)      --             --             (45,035)
      Class II Shares.....................................      --            --             --             --
      Class K Shares......................................   (3,100,742)      --             --          (4,067,360)
      Class Y Shares......................................     (811,211)      --             --          (2,868,122)
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares......................................   14,576,857     3,321,688      3,832,990        840,591
      Class B Shares......................................   25,023,016     3,998,358      3,563,563      3,511,748
      Class C Shares......................................   13,106,136       --             --           2,189,663
      Class II Shares.....................................      --          2,304,251      3,713,402        --
      Class K Shares......................................     (117,710)           10             10    (27,151,656)
      Class Y Shares......................................    1,933,278       111,868        618,601     (1,812,984)
                                                            -----------    ----------    -----------   ------------
Net increase/(decrease) in net assets.....................   43,883,829     9,485,731     11,538,752      2,171,783
NET ASSETS:
Beginning of period.......................................   50,080,485       --             --         193,846,900
                                                            -----------    ----------    -----------   ------------
End of period.............................................  $93,964,314    $9,485,731    $11,538,752   $196,018,683
                                                            ===========    ==========    ===========   ============
Undistributed net investment income (loss)................  $   (25,329)   $   (5,905)   $       992   $    286,756
                                                            ===========    ==========    ===========   ============

------------
(a) The Munder Bio(Tech)(2) Fund commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------------
    MUNDER                               MUNDER           MUNDER
    FUTURE             MUNDER            INTERNATIONAL    INTERNATIONAL
    TECHNOLOGY         INDEX 500         EQUITY           NETNET
    FUND               FUND              FUND             FUND
-----------------------------------------------------------------------
    $   (16,298,775)   $    4,809,854    $    227,231     $  (3,920,516)
       (286,437,058)       42,921,299       9,977,967       (61,628,111)
       (815,620,602)     (181,081,551)    (39,996,621)     (135,777,003)
    ---------------    --------------    ------------     -------------
     (1,118,356,435)     (133,350,398)    (29,791,423)     (201,325,630)
          --               (1,895,496)         (6,774)         --
          --                 (829,315)        --               --
          --                 --               --               --
          --                 --               --               --
          --               (1,051,418)        (57,423)         --
          --                 (994,035)        (80,473)         --
          --               (4,533,696)       (844,271)         --
          --               (3,674,958)       (229,382)         --
          --                 --              (289,121)         --
          --                 --               --               --
          --               (2,986,511)     (7,860,594)         --
          --               (2,114,061)     (5,201,663)         --
        (14,941,579)        7,275,141         304,975       (21,485,729)
         60,480,113        21,516,934         436,623         5,597,648
          --                 --               474,903          --
          7,319,486          --               --             (3,204,080)
          7,042,462        (1,730,115)     (6,303,258)        5,652,534
          3,880,514       (75,409,879)       (800,587)        3,674,515
    ---------------    --------------    ------------     -------------
     (1,054,575,439)     (199,777,807)    (50,248,468)     (211,090,742)
      2,264,495,409     1,530,604,484     216,419,276       447,565,983
    ---------------    --------------    ------------     -------------
    $ 1,209,919,970    $1,330,826,677    $166,170,808     $ 236,475,241
    ===============    ==============    ============     =============
    $   (16,298,775)   $       39,590    $     82,561     $  (3,914,915)
    ===============    ==============    ============     =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------
                                                                                             MUNDER
                                                              MUNDER         MUNDER          REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON    EQUITY
                                                              EQUITY         GROWTH          INVESTMENT
                                                              FUND           FUND            FUND
                                                              ------------------------------------------
Net investment income/(loss)................................  $ (1,130,942)  $    (974,742)  $ 1,735,016
Net realized gain/(loss) on investments sold................     1,439,779      54,172,885       974,358
Net change in unrealized appreciation/(depreciation) of
  investments...............................................   (27,929,024)    (75,550,029)    2,328,966
                                                              ------------   -------------   -----------
Net increase/(decrease) in net assets resulting from
  operations................................................   (27,620,187)    (22,351,886)    5,038,340
Dividends to shareholders from net investment income:
      Class A Shares........................................       --             --             (81,531)
      Class B Shares........................................       --             --             (76,641)
      Class C Shares........................................       --             --             (17,399)
      Class K Shares........................................       --             --             (43,833)
      Class Y Shares........................................       --             --          (1,516,386)
Distributions to shareholders from net realized gains:
      Class A Shares........................................    (1,478,710)     (7,125,386)      --
      Class B Shares........................................    (1,749,623)     (4,094,226)      --
      Class C Shares........................................      (785,664)     (1,153,653)      --
      Class K Shares........................................      (256,589)    (28,538,641)      --
      Class Y Shares........................................      (794,408)    (23,294,066)      --
Net increase/(decrease) in net assets from Fund share
  transactions:
      Class A Shares........................................     4,714,896       2,404,247      (887,809)
      Class B Shares........................................     4,556,175          37,571       351,906
      Class C Shares........................................     1,955,974       1,277,064       166,042
      Class K Shares........................................     1,555,238     (19,363,839)      570,711
      Class Y Shares........................................      (506,189)    (31,889,970)   (4,607,815)
                                                              ------------   -------------   -----------
Net increase/(decrease) in net assets.......................   (20,409,087)   (134,092,785)   (1,104,415)
NET ASSETS:
Beginning of period.........................................   131,158,915     643,030,052    64,569,584
                                                              ------------   -------------   -----------
End of period...............................................  $110,749,828   $ 508,937,267   $63,465,169
                                                              ============   =============   ===========
Undistributed net investment income (loss)..................  $ (1,130,942)  $    (974,742)  $      (774)
                                                              ============   =============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                   MUNDER          MUNDER                          MUNDER
    MUNDER         SMALL           FRAMLINGTON     MUNDER          FRAMLINGTON
    SMALL-CAP      COMPANY         EMERGING        FRAMLINGTON     INTERNATIONAL
    VALUE          GROWTH          MARKETS         HEALTHCARE      GROWTH
    FUND           FUND            FUND            FUND            FUND
--------------------------------------------------------------------------------
    $   309,291    $   (584,931)   $   (257,405)   $ (3,814,917)   $   (294,705)
      3,207,555      (5,635,312)     (5,934,018)     30,915,932         980,789
      2,749,701     (29,219,924)    (16,687,029)    (27,293,079)    (13,329,147)
    -----------    ------------    ------------    ------------    ------------
      6,266,547     (35,440,167)    (22,878,452)       (192,064)    (12,643,063)
         (8,039)        --               (9,765)        --              --
         (1,744)        --              --              --              --
           (845)        --              --              --              --
        (28,311)        --             (120,955)        --              --
       (105,515)        --             (171,322)        --              --
        --             (816,118)        --           (5,358,075)       (226,525)
        --             (464,655)        --           (6,049,241)       (116,685)
        --             (182,904)        --           (3,725,150)        (72,054)
        --           (2,269,468)        --              (18,502)       (219,882)
        --           (5,438,631)        --             (385,984)     (5,329,934)
        180,376        (650,484)       (807,192)    150,538,302         918,905
        729,164         824,590        (350,269)    157,186,870         189,718
        472,311         538,213        (115,597)     75,907,561          81,820
     (7,353,417)    (10,943,280)      1,596,676         386,541       2,479,322
        351,632      (7,236,843)      3,354,394      (2,348,878)      7,051,746
    -----------    ------------    ------------    ------------    ------------
        502,159     (62,079,747)    (19,502,482)    365,941,380      (7,886,632)
     54,976,302     206,163,877      68,519,461     275,832,493      81,225,421
    -----------    ------------    ------------    ------------    ------------
    $55,478,461    $144,084,130    $ 49,016,979    $641,773,873    $ 73,338,789
    ===========    ============    ============    ============    ============
    $   189,058    $   (584,931)   $   (257,024)   $ (3,911,086)   $ (1,384,047)
    ===========    ============    ============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                               INCOME FUNDS
                                               ----------------------------------------------------------------------------
                                                               MUNDER          MUNDER           MUNDER U.S.     MUNDER
                                               MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT      MICHIGAN
                                               BOND            BOND            BOND             INCOME          TAX-FREE
                                               FUND            FUND            FUND             FUND            BOND FUND
                                               ----------------------------------------------------------------------------
Net investment income......................    $  5,470,072    $ 12,074,660     $   447,266     $  6,494,391    $   990,756
Net realized gain/(loss) on investments
  sold.....................................       1,094,502          57,623        (391,788)        (326,081)       (85,182)
Net change in unrealized
  appreciation/(depreciation) of
  investments..............................       4,051,168       9,918,165        (224,455)       9,277,745      2,545,787
                                               ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets
  resulting from operations................      10,615,742      22,050,448        (168,977)      15,446,055      3,451,361
Dividends to shareholders from net
  investment income:
  Class A Shares...........................         (99,485)       (264,218)        --              (143,080)       (29,116)
  Class B Shares...........................        (134,442)       (164,012)        --              (160,303)        (6,735)
  Class C Shares...........................         (12,281)        (32,118)        --               (34,177)        (1,764)
  Class K Shares...........................      (1,468,222)     (8,392,260)        --            (5,739,740)      (909,740)
  Class Y Shares...........................      (4,084,938)     (4,099,439)        --            (1,088,180)       (25,599)
Net increase/(decrease) in net assets from
  Fund share transactions:
  Class A Shares...........................       1,108,286         559,917         941,407        1,563,904        407,396
  Class B Shares...........................       1,385,757       1,607,755         (79,642)       1,844,695       (126,171)
  Class C Shares...........................         166,027        (793,703)          4,210          354,976         (2,736)
  Class K Shares...........................       2,848,642     (20,523,113)         30,000      (14,380,863)    (2,379,861)
  Class Y Shares...........................      (4,290,703)    (14,496,310)       (347,125)      (2,774,566)      (316,120)
                                               ------------    ------------     -----------     ------------    -----------
Net increase/(decrease) in net assets......       6,034,383     (24,547,053)        379,873       (5,111,279)        60,915
NET ASSETS:
Beginning of period........................     161,780,500     411,578,880      34,609,621      220,273,900     48,562,470
                                               ------------    ------------     -----------     ------------    -----------
End of period..............................    $167,814,883    $387,031,827     $34,989,494     $215,162,621    $48,623,385
                                               ============    ============     ===========     ============    ===========
Undistributed net investment income
  (loss)...................................    $    299,307    $    (71,391)    $  (270,741)    $    (10,455)   $    47,054
                                               ============    ============     ===========     ============    ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                       MONEY MARKET FUNDS
-----------------------------------    -----------------------------------------------
    MUNDER          MUNDER             MUNDER            MUNDER          MUNDER
    TAX-FREE        TAX-FREE SHORT-    CASH              TAX-FREE        U.S. TREASURY
    BOND            INTERMEDIATE       INVESTMENT        MONEY MARKET    MONEY MARKET
    FUND            BOND FUND          FUND              FUND            FUND
--------------------------------------------------------------------------------------
    $  2,857,817     $  3,872,542      $   32,868,995    $  6,642,048    $  1,671,624
        (283,667)        (152,994)           --                65,340         --
       6,970,927        4,774,429            --               --              --
    ------------     ------------      --------------    ------------    ------------
       9,545,077        8,493,977          32,868,995       6,707,388       1,671,624
         (39,284)        (118,583)         (4,015,878)     (1,351,930)       (846,220)
         (22,498)         (23,242)           --               --              --
          (5,300)          (3,045)           --               --              --
      (2,706,182)      (3,557,282)        (23,065,994)     (4,846,952)       (390,473)
         (31,841)        (110,821)         (5,787,123)       (443,166)       (434,931)
          31,722          659,724           7,215,255      (3,852,390)    109,319,267
       1,194,374          705,532            --               --              --
         433,470          147,703            --               --              --
      (9,910,786)     (22,056,599)         (6,668,901)    101,611,818      10,673,599
      (1,775,715)      (2,641,391)         (5,127,115)      1,470,586      (1,968,901)
    ------------     ------------      --------------    ------------    ------------
      (3,286,963)     (18,504,027)         (4,580,761)     99,295,354     118,023,965
     140,100,986      215,242,213       1,131,430,150     327,153,927      48,336,467
    ------------     ------------      --------------    ------------    ------------
    $136,814,023     $196,738,186      $1,126,849,389    $426,449,281    $166,360,432
    ============     ============      ==============    ============    ============
    $    133,682     $    181,404      $     --          $    --         $    --
    ============     ============      ==============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                  EQUITY FUNDS
                                                  ---------------------------------------------------------------
                                                                 MUNDER          MUNDER
                                                  MUNDER         EQUITY          FUTURE            MUNDER
                                                  BALANCED       INCOME          TECHNOLOGY        INDEX 500
                                                  FUND           FUND            FUND(A)           FUND
                                                  ---------------------------------------------------------------
Net investment income/(loss)....................  $   508,659    $  2,758,759    $  (14,383,065)   $   10,401,917
Net realized gain/(loss) on investments sold....   11,883,004      10,054,573       (72,976,524)       13,001,208
Net change in unrealized
  appreciation/(depreciation)
  of investments................................   (3,660,424)    (50,766,777)      252,246,401        74,117,750
                                                  -----------    ------------    --------------    --------------
Net increase/(decrease) in net assets resulting
  from operations...............................    8,731,239     (37,953,445)      164,886,812        97,520,875
Dividends to shareholders from net investment
  income:
      Class A Shares............................      (35,509)        (74,773)         --              (3,448,048)
      Class B Shares............................      (23,649)        (20,833)         --              (1,887,341)
      Class C Shares............................       (8,353)         (6,318)         --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................     (309,704)     (2,014,101)         --              (2,073,776)
      Class Y Shares............................      (94,012)       (493,800)         --              (2,825,328)
Distributions to shareholders from net realized
  gains:
      Class A Shares............................     (439,740)       (226,313)         --              (4,022,664)
      Class B Shares............................     (640,901)       (142,947)         --              (3,182,924)
      Class C Shares............................     (124,756)        (52,897)         --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................   (6,544,611)     (7,199,657)         --              (2,699,949)
      Class Y Shares............................   (1,916,915)     (1,232,719)         --              (3,123,424)
Distributions to shareholders in excess of net
  investment income:
      Class A Shares............................       (4,898)        (10,170)         --                --
      Class B Shares............................         (567)        --               --                --
      Class C Shares............................       (2,150)        --               --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................      --              --               --                --
      Class Y Shares............................      --              (75,525)         --                --
Distributions to shareholders from capital:
      Class A Shares............................      --              --               --                --
      Class B Shares............................      --              --               --                --
      Class C Shares............................      --              --               --                --
      Class II Shares...........................      --              --               --                --
      Class K Shares............................      --              --               --                --
      Class Y Shares............................      --              --                 (3,747)         --
Net increase/(decrease) in net assets from Fund
  share transactions:
      Class A Shares............................    4,577,335         900,040       747,389,550        87,458,635
      Class B Shares............................    7,531,586       1,129,629       810,569,308        78,191,942
      Class C Shares............................    4,692,180         (27,739)         --                --
      Class II Shares...........................      --              --            514,847,811          --
      Class K Shares............................   (2,272,713)    (57,012,953)       11,118,378        40,275,346
      Class Y Shares............................   (9,815,949)     42,985,298        15,687,297       (53,016,506)
                                                  -----------    ------------    --------------    --------------
Net increase/(decrease) in net assets...........    3,297,913     (61,529,223)    2,264,495,409       227,166,838
NET ASSETS:
Beginning of period.............................   46,782,572     255,376,123          --           1,303,437,646
                                                  -----------    ------------    --------------    --------------
End of period...................................  $50,080,485    $193,846,900    $2,264,495,409    $1,530,604,484
                                                  ===========    ============    ==============    ==============
Undistributed net investment income/(loss)......  $       614    $     52,887    $     --          $     --
                                                  ===========    ============    ==============    ==============

------------
(a) The Munder Future Technology Fund commenced operations on August 26, 1999.

(b) The Munder International NetNet Fund commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------
                                                                   MUNDER
    MUNDER          MUNDER          MUNDER                         REAL ESTATE   MUNDER
    INTERNATIONAL   INTERNATIONAL   MICRO-CAP      MUNDER          EQUITY        SMALL-CAP
    EQUITY          NETNET          EQUITY         MULTI-SEASON    INVESTMENT    VALUE
    FUND            FUND(B)         FUND           GROWTH FUND     FUND          FUND
---------------------------------------------------------------------------------------------
    $   3,329,619   $   (826,078)   $ (1,291,054)  $    (860,116)  $ 3,379,863   $    368,799
       27,461,775     (3,053,867)     12,536,936      61,239,228    (7,516,109)     1,342,783
       16,738,375    (32,647,890)     12,596,649     (64,867,915)    2,964,104    (15,885,954)
    -------------   ------------    ------------   -------------   -----------   ------------
       47,529,769    (36,527,835)     (4,488,803)     (1,172,142)  (14,174,372)
         (116,429)       --              --             --            (138,385)       (12,386)
          (18,966)       --              --             --            (151,331)       --
          (26,336)       --              --             --             (32,662)       --
         --              --              --             --             --             --
       (1,812,979)       --              --             --             (75,780)      (127,248)
       (1,508,735)       --              --             --          (2,985,444)      (234,280)
         (572,043)       --              --           (2,340,098)      --             --
         (157,754)       --              --           (6,210,187)      --             --
         (224,004)       --              --             (814,812)      --             --
         --              --              --             --             --             --
      (10,135,297)       --              --          (18,930,585)      --             --
       (8,856,940)       --              --          (18,414,803)      --             --
         --              --              --             --             --              (3,268)
           (8,177)       --              --             --             --              (2,012)
          (10,710)       --              --             --             --              (1,274)
         --              --              --             --             --             --
         --              --              --             --             --             --
         --              --              --             --             --             --
         --              --              --             --             (29,506)       --
         --              --              --             --             (38,833)       --
         --              --              --             --              (8,413)       --
         --              --              --             --             --             --
         --              --              --             --             (16,784)       --
         --              --              --             --            (606,058)       --
       (6,263,646)   214,279,352      22,212,863      17,543,143       332,659     (1,994,086)
        1,968,885    172,268,974      24,574,121     (54,309,385)   (1,619,922)      (296,282)
        1,635,842        --           11,793,031      (1,921,670)     (472,776)      (348,853)
         --           80,415,756         --             --             --             --
        1,373,389     11,580,312       2,043,407     (26,479,278)     (794,287)   (50,818,873)
      (30,401,418)     5,549,424      (3,578,407)    (44,890,219)   (8,871,294)   (22,061,030)
    -------------   ------------    ------------   -------------   -----------   ------------
       (7,605,549)   447,565,983      80,887,546    (161,256,697)  (16,680,958)   (90,073,964)
      224,024,825        --           50,271,369     804,286,749    81,250,542    145,050,266
    -------------   ------------    ------------   -------------   -----------   ------------
    $ 216,419,276    447,565,983    $131,158,915   $ 643,030,052   $64,569,584   $ 54,976,302
    =============   ============    ============   =============   ===========   ============
    $    --         $      5,601    $    --        $    --         $   --        $     24,221
    =============   ============    ============   =============   ===========   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes in Net Assets, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      ------------------------------------------------------------
                                                      MUNDER          MUNDER                         MUNDER
                                                      SMALL           FRAMLINGTON    MUNDER          FRAMLINGTON
                                                      COMPANY         EMERGING       FRAMLINGTON     INTERNATIONAL
                                                      GROWTH          MARKETS        HEALTHCARE      GROWTH
                                                      FUND            FUND           FUND            FUND
                                                      ------------------------------------------------------------
Net investment income/(loss)........................  $ (1,968,949)   $    15,919    $ (1,167,276)    $  (101,513)
Net realized gain/(loss) on investments sold........    70,138,282      8,173,068       4,318,637      10,765,233
Net change in unrealized appreciation/(depreciation)
  of investments....................................   (29,128,105)    (4,683,267)     52,229,185        8,158,72
                                                      ------------    -----------    ------------     -----------
Net increase/(decrease) in net assets resulting from
  operations........................................    40,041,228      3,505,720      55,380,546      18,822,441
Dividends to shareholders from net investment
  income:
      Class A Shares................................       --             --              --               (9,646)
      Class B Shares................................       --             --              --              --
      Class C Shares................................       --             --              --              --
      Class K Shares................................       --             --              --              (11,891)
      Class Y Shares................................       --             --              --             (527,869)
Distributions to shareholders from net realized
  gains:
      Class A Shares................................       --             --              --              (67,545)
      Class B Shares................................       --             --              --              (25,644)
      Class C Shares................................       --             --              --              (15,041)
      Class K Shares................................       --             --              --              (80,150)
      Class Y Shares................................       --             --              --           (2,455,084)
Distributions to shareholders in excess of net
  investment income:
      Class A Shares................................       --             --              --               (5,901)
      Class B Shares................................       --             --              --              --
      Class C Shares................................       --             --              --              --
      Class K Shares................................       --             --              --               (7,274)
      Class Y Shares................................       --             --              --             (322,954)
Net increase/(decrease) in net assets from Fund
  share transactions:
      Class A Shares................................   (13,216,788)     2,792,395      61,506,019      (1,956,763)
      Class B Shares................................    (1,872,066)     2,019,479      75,598,289         989,607
      Class C Shares................................    (1,054,201)       364,796      64,685,212         919,821
      Class K Shares................................    77,139,139      2,839,507         199,401         581,615
      Class Y Shares................................   (66,076,243)       123,775       1,383,775        (962,967)
                                                      ------------    -----------    ------------     -----------
Net increase/(decrease) in net assets...............  (119,317,209)    11,645,672     258,753,242      14,864,755
NET ASSETS:
Beginning of period.................................   325,481,086     56,873,789      17,079,251      66,360,666
                                                      ------------    -----------    ------------     -----------
End of period.......................................  $206,163,877    $68,519,461    $275,832,493     $81,225,421
                                                      ============    ===========    ============     ===========
Undistributed net investment income/(loss)..........  $    --         $   302,423    $    (96,169)    $(1,089,421)
                                                      ============    ===========    ============     ===========

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

                                           INCOME FUNDS
                                           ---------------------------------------------------------------------------
                                                          MUNDER          MUNDER           MUNDER U.S.    MUNDER
                                           MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT     MICHIGAN
                                           BOND           BOND            BOND             INCOME         TAX-FREE
                                           FUND           FUND            FUND             FUND           BOND FUND
                                           ---------------------------------------------------------------------------
Net investment income....................  $ 13,514,245   $  26,895,158   $  1,432,911     $ 15,861,577   $  2,320,663
Net realized gain/(loss) on investments
  sold...................................    (9,711,501)     (9,924,872)    (1,431,059)      (2,918,816)      (714,614)
Net change in unrealized
  appreciation/(depreciation) of
  investments............................       938,086        (175,443)       503,403       (4,547,469)      (648,736)
                                           ------------   -------------   ------------     ------------   ------------
Net increase in net assets resulting from
  operations.............................     4,740,830      16,794,843        505,255        8,395,292        957,313
Dividends to shareholders from net
  investment income:
  Class A Shares.........................      (155,711)       (530,123)       (18,709)        (353,971)       (50,360)
  Class B Shares.........................      (168,744)       (266,276)        (6,250)        (257,459)       (16,967)
  Class C Shares.........................       (20,947)        (36,716)        (3,487)         (74,204)        (5,210)
  Class K Shares.........................    (2,779,527)    (16,783,321)        (1,754)     (11,504,061)    (2,212,954)
  Class Y Shares.........................   (10,236,657)     (9,406,185)    (2,663,379)      (3,652,125)       (60,109)
Distributions to shareholders from net
  realized gains:
  Class A Shares.........................       (16,459)       --              --                   (41)       --
  Class B Shares.........................       (18,891)       --              --                   (35)       --
  Class C Shares.........................        (3,023)       --              --                   (10)       --
  Class K Shares.........................      (297,938)       --              --                (1,260)       --
  Class Y Shares.........................    (1,136,861)       --              --                  (486)       --
Distributions in excess of net realized
  capital gains:
  Class A Shares.........................       --             --              --                  (208)       --
  Class B Shares.........................       --             --              --                  (174)       --
  Class C Shares.........................       --             --              --                   (49)       --
  Class K Shares.........................       --             --              --                (6,320)       --
  Class Y Shares.........................       --             --              --                (2,435)       --
Net increase/(decrease) in net assets
  from Fund share transactions:
  Class A Shares.........................       228,993      (2,654,569)        68,356         (351,394)    (1,324,211)
  Class B Shares.........................     1,033,108       1,966,814         90,665          703,511       (124,604)
  Class C Shares.........................       (73,187)      1,197,812        (45,045)          75,591         (5,241)
  Class K Shares.........................    (9,287,513)    (65,340,627)        19,851      (31,082,946)   (17,243,110)
  Class Y Shares.........................   (77,801,740)    (61,060,827)   (15,128,858)     (38,640,959)      (125,359)
                                           ------------   -------------   ------------     ------------   ------------
Net decrease in net assets...............   (95,994,267)   (136,119,175)   (17,183,355)     (76,753,743)   (20,210,812)
NET ASSETS:
Beginning of period......................   257,774,767     547,698,055     51,792,976      297,027,643     68,773,262
                                           ------------   -------------   ------------     ------------   ------------
End of period............................  $161,780,500   $ 411,578,880   $ 34,609,621     $220,273,900   $ 48,562,470
                                           ============   =============   ============     ============   ============
Undistributed net investment
  income/(loss)..........................  $    628,603   $     805,996   $   (718,007)    $    660,634   $     29,252
                                           ============   =============   ============     ============   ============

                       See Notes to Financial Statements.

                                     MONEY MARKET FUNDS
----------------------------------   ---------------------------------------------
    MUNDER         MUNDER            MUNDER           MUNDER         MUNDER
    TAX-FREE       TAX-FREE SHORT-   CASH             TAX-FREE       U.S. TREASURY
    BOND           INTERMEDIATE      INVESTMENT       MONEY MARKET   MONEY MARKET
    FUND           BOND FUND         FUND             FUND           FUND
----------------------------------------------------------------------------------
    $  6,539,032   $    9,149,816    $   68,151,587   $10,830,783    $  2,968,198
      (1,275,615)         201,891                 4   (43,381)            --
      (1,643,941)      (3,196,894)         --            --               --
    ------------   ---------------   --------------   ------------   ------------
       3,619,476        6,154,813        68,151,591   10,787,402        2,968,198
         (86,986)        (201,394)       (6,872,015)  (2,381,327)        (743,504)
         (39,137)         (39,295)         --            --               --
          (5,827)          (7,806)         --            --               --
      (6,343,987)      (8,715,124)      (46,952,145)  (7,794,988)        (971,941)
        (118,009)        (261,441)      (14,327,427)  (654,468)        (1,252,753)
         (15,960)         (22,864)         --            --               --
          (6,652)          (6,027)         --            --               --
          (2,012)            (515)         --            --               --
      (1,280,935)      (1,267,334)         --            --               --
         (22,655)         (30,994)         --            --               --
         --                (1,669)         --            --               --
         --                  (295)         --            --               --
         --              --                --            --               --
         --                  (801)         --            --               --
         --                  (962)         --            --               --
        (396,261)         175,550       (13,012,440)  13,057,990       (6,409,708)
         217,487          115,449          --            --               --
        (206,371)          98,309          --            --               --
     (35,045,197)     (63,740,501)      (58,127,959)  (59,787,068)     (8,337,133)
        (372,967)        (127,041)     (160,968,839)  (5,246,658)     (19,701,415)
    ------------   ---------------   --------------   ------------   ------------
     (40,105,993)     (67,879,942)     (232,109,234)  (52,019,117)    (34,448,256)
     180,206,979      283,122,155     1,363,539,384   379,173,044      82,784,723
    ------------   ---------------   --------------   ------------   ------------
    $140,100,986   $  215,242,213    $1,131,430,150   $327,153,927   $ 48,336,467
    ============   ===============   ==============   ============   ============
    $     80,970   $      121,835    $     --         $  --          $    --
    ============   ===============   ==============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              ------------------------------------------------------
                                                                                           MUNDER       MUNDER
                                                              MUNDER        MUNDER         DIGITAL      EQUITY
                                                              BALANCED      BIO(TECH)(2)   ECONOMY      INCOME
                                                              FUND          FUND(A)        FUND(B)      FUND
                                                              ------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $16,181,280    $3,552,034    $3,928,385   $  6,386,092
Issued as reinvestment of dividends.........................    1,531,655       --             --            160,245
Redeemed....................................................   (3,136,178)     (230,346)      (95,395)    (5,705,746)
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $14,576,757    $3,321,688    $3,832,990   $    840,591
                                                              ===========    ==========    ==========   ============
CLASS B SHARES:
Sold........................................................  $26,764,435    $4,060,758    $3,723,395   $  4,780,996
Issued as reinvestment of dividends.........................    1,882,448       --             --            104,374
Redeemed....................................................   (3,623,867)      (62,400)     (159,832)    (1,373,622)
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $25,023,016    $3,998,358    $3,563,563   $  3,511,748
                                                              ===========    ==========    ==========   ============
CLASS C SHARES:
Sold........................................................  $14,942,296    $  --         $   --       $  2,584,733
Issued as reinvestment of dividends.........................      902,126       --             --             29,168
Redeemed....................................................   (2,738,286)      --             --           (424,238)
                                                              -----------    ----------    ----------   ------------
Net increase................................................  $13,106,136    $  --         $   --       $  2,189,663
                                                              ===========    ==========    ==========   ============
CLASS II SHARES:
Sold........................................................  $   --         $2,703,725    $3,751,160   $    --
Issued as reinvestment of dividends.........................      --            --             --            --
Redeemed....................................................      --           (399,474)       (3,758)       --
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $   --         $2,304,251    $3,713,402   $    --
                                                              ===========    ==========    ==========   ============
CLASS K SHARES:
Sold........................................................  $ 4,818,702    $       10    $       10   $  5,349,832
Issued as reinvestment of dividends.........................        6,370       --             --              1,076
Redeemed....................................................   (4,942,782)      --             --        (35,502,564)
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $  (117,710)   $       10    $       10   $(27,151,656)
                                                              ===========    ==========    ==========   ============
CLASS Y SHARES:
Sold........................................................  $ 2,784,162    $  111,868    $  622,301   $  7,135,743
Issued as reinvestment of dividends.........................       76,082       --             --            398,681
Redeemed....................................................     (926,965)      --             (3,700)    (9,347,408)
                                                              -----------    ----------    ----------   ------------
Net increase/(decrease).....................................  $ 1,933,279    $  111,868    $  618,601   $ (1,812,984)
                                                              ===========    ==========    ==========   ============

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-----------------------------------------------------------------
    MUNDER                          MUNDER          MUNDER
    FUTURE          MUNDER          INTERNATIONAL   INTERNATIONAL
    TECHNOLOGY      INDEX 500       EQUITY          NETNET
    FUND            FUND            FUND            FUND
-----------------------------------------------------------------
    $ 218,583,106   $ 129,983,678   $ 116,474,923   $ 233,274,267
         --             4,254,586         482,512        --
     (233,524,685)   (126,963,123)   (116,652,460)   (254,759,996)
    -------------   -------------   -------------   -------------
    $ (14,941,579)  $   7,275,141   $     304,975   $ (21,485,729)
    =============   =============   =============   =============
    $ 153,108,375   $  46,403,200   $   9,689,436   $  30,410,776
         --             2,566,000         243,557        --
      (92,628,262)    (27,452,266)     (9,496,370)    (24,813,128)
    -------------   -------------   -------------   -------------
    $  60,480,113   $  21,516,934   $     436,623   $   5,597,648
    =============   =============   =============   =============
    $    --         $    --         $   2,835,388   $    --
         --              --                85,388        --
         --              --            (2,445,873)       --
    -------------   -------------   -------------   -------------
    $    --         $    --         $     474,903   $    --
    =============   =============   =============   =============
    $  80,210,174   $    --         $    --         $  15,474,551
         --              --              --              --
      (72,890,688)       --              --           (18,678,631)
    -------------   -------------   -------------   -------------
    $   7,319,486   $    --         $    --         $  (3,204,080)
    =============   =============   =============   =============
    $   8,759,439   $  24,069,429   $  10,562,511   $   6,753,065
         --                 9,361           5,861        --
       (1,716,977)    (25,808,905)    (16,871,630)     (1,100,531)
    -------------   -------------   -------------   -------------
    $   7,042,462   $  (1,730,115)  $  (6,303,258)  $   5,652,534
    =============   =============   =============   =============
    $   6,840,719   $  23,267,436   $   6,602,800   $   4,740,097
         --               102,741         274,250        --
       (2,960,205)    (98,780,056)     (7,677,637)     (1,065,582)
    -------------   -------------   -------------   -------------
    $   3,880,514   $ (75,409,879)  $    (800,587)  $   3,674,515
    =============   =============   =============   =============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -----------------------------------------
                                                                                            MUNDER
                                                              MUNDER         MUNDER         REAL ESTATE
                                                              MICRO-CAP      MULTI-SEASON   EQUITY
                                                              EQUITY         GROWTH         INVESTMENT
                                                              FUND           FUND           FUND
                                                              -----------------------------------------
AMOUNT
CLASS A SHARES:
Sold........................................................  $ 29,352,419   $ 58,748,638   $ 2,762,162
Issued as reinvestment of dividends.........................     1,073,731      4,237,671        46,259
Redeemed....................................................   (25,711,254)   (60,582,062)   (3,696,230)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $  4,714,896   $  2,404,247   $  (887,809)
                                                              ============   ============   ===========
CLASS B SHARES:
Sold........................................................  $  9,935,006   $  4,641,606   $ 1,069,141
Issued as reinvestment of dividends.........................       929,630      1,918,893        21,867
Redeemed....................................................    (6,308,461)    (6,522,928)     (739,102)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $  4,556,175   $     37,571   $   351,906
                                                              ============   ============   ===========
CLASS C SHARES:
Sold........................................................  $  4,640,608   $  4,064,705   $   434,177
Issued as reinvestment of dividends.........................       389,203        262,631         9,038
Redeemed....................................................    (3,073,837)    (3,050,272)     (277,173)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $  1,955,974   $  1,277,064   $   166,042
                                                              ============   ============   ===========
CLASS K SHARES:
Sold........................................................  $  1,912,984   $ 27,287,445   $   688,117
Issued as reinvestment of dividends.........................        10,400        193,580       --
Redeemed....................................................      (368,056)   (46,844,864)     (117,406)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $  1,555,238   $(19,363,839)  $   570,711
                                                              ============   ============   ===========
CLASS Y SHARES:
Sold........................................................  $  2,153,773   $ 29,600,016   $ 2,510,023
Issued as reinvestment of dividends.........................       487,024      1,210,652       327,236
Redeemed....................................................    (3,146,986)   (62,700,638)   (7,445,074)
                                                              ------------   ------------   -----------
Net increase/(decrease).....................................  $   (506,189)  $(31,889,970)  $(4,607,815)
                                                              ============   ============   ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------
                  MUNDER         MUNDER                        MUNDER
    MUNDER        SMALL          FRAMLINGTON    MUNDER         FRAMLINGTON
    SMALL-CAP     COMPANY        EMERGING       FRAMLINGTON    INTERNATIONAL
    VALUE         GROWTH         MARKETS        HEALTHCARE     GROWTH
    FUND          FUND           FUND           FUND           FUND
----------------------------------------------------------------------------
    $ 1,226,901   $ 71,005,099   $ 18,023,927   $208,554,022   $ 57,447,774
          6,679        548,488          8,209      3,895,492        111,039
     (1,053,204)   (72,204,071)   (18,839,328)   (61,911,212)   (56,639,908)
    -----------   ------------   ------------   ------------   ------------
    $   180,376   $   (650,484)  $   (807,192)  $150,538,302   $    918,905
    ===========   ============   ============   ============   ============
    $ 1,641,174   $  2,094,315   $    455,898   $178,181,344   $    362,112
            671        171,660        --           3,952,768         83,258
       (912,681)    (1,441,385)      (806,167)   (24,947,242)      (255,652)
    -----------   ------------   ------------   ------------   ------------
    $   729,164   $    824,590   $   (350,269)  $157,186,870   $    189,718
    ===========   ============   ============   ============   ============
    $   596,845   $  1,091,854   $    135,203   $101,028,276   $  3,918,142
            305         68,039        --           2,365,186         62,091
       (124,839)      (621,680)      (250,800)   (27,485,901)    (3,898,413)
    -----------   ------------   ------------   ------------   ------------
    $   472,311   $    538,213   $   (155,597)  $ 75,907,561   $     81,820
    ===========   ============   ============   ============   ============
    $   347,870   $  4,053,722   $  6,905,805   $    493,548   $  2,763,916
        --               1,346             46          2,925        --
     (7,701,287)   (14,998,348)    (5,309,175)      (109,932)      (284,594)
    -----------   ------------   ------------   ------------   ------------
    $(7,353,417)  $(10,943,280)  $  1,596,676   $    386,541   $  2,479,322
    ===========   ============   ============   ============   ============
    $ 5,689,947   $  8,162,733   $  5,193,542   $  1,696,892   $  9,697,963
         26,684        580,991         49,334        123,593      1,058,508
     (5,364,999)   (15,980,567)    (1,888,482)    (4,169,363)    (3,704,725)
    -----------   ------------   ------------   ------------   ------------
    $   351,632   $ (7,236,843)  $  3,354,394   $ (2,348,878)  $  7,051,746
    ===========   ============   ============   ============   ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                        INCOME FUNDS
                                                        -------------------------------------------------------------
                                                                        MUNDER          MUNDER           MUNDER U.S.
                                                        MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                        BOND            BOND            BOND             INCOME
                                                        FUND            FUND            FUND             FUND
                                                        -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..................................................  $  4,265,605    $ 19,076,018     $1,069,067      $  8,632,809
Issued as reinvestment of dividends...................        76,195         183,713        --                 66,409
Redeemed..............................................    (3,233,514)    (18,699,814)      (127,660)       (7,135,314)
                                                        ------------    ------------     ----------      ------------
Net increase..........................................  $  1,108,286    $    559,917     $  941,407      $  1,563,904
                                                        ============    ============     ==========      ============
CLASS B SHARES:
Sold..................................................  $  3,621,560    $  4,378,532     $   28,356      $  4,954,300
Issued as reinvestment of dividends...................        66,217          74,863        --                 47,355
Redeemed..............................................    (2,302,020)     (2,845,640)      (107,998)       (3,156,960)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $  1,385,757    $  1,607,755     $  (79,642)     $  1,844,695
                                                        ============    ============     ==========      ============
CLASS C SHARES:
Sold..................................................  $    691,601    $  3,645,025     $    4,230      $  1,813,144
Issued as reinvestment of dividends...................         5,130          10,649        --                 11,045
Redeemed..............................................      (530,704)     (4,449,377)           (20)       (1,469,213)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $    166,027    $   (793,703)    $    4,210      $    354,976
                                                        ============    ============     ==========      ============
CLASS K SHARES:
Sold..................................................  $  7,075,201    $ 11,090,618     $   50,000      $  7,770,506
Issues as reinvestment of dividends...................         2,688          10,321        --                  2,788
Redeemed..............................................    (4,229,247)    (31,624,052)       (20,000)      (22,154,157)
                                                        ------------    ------------     ----------      ------------
Net increase/(decrease)...............................  $  2,848,642    $(20,523,113)    $   30,000      $(14,380,863)
                                                        ============    ============     ==========      ============
CLASS Y SHARES:
Sold..................................................  $ 13,770,230    $  7,562,237     $  370,969      $  1,993,988
Issued as reinvestment of dividends...................        34,221          48,011        --                  8,032
Redeemed..............................................   (18,095,154)    (22,106,558)      (718,094)       (4,776,586)
                                                        ------------    ------------     ----------      ------------
Net decrease..........................................  $ (4,290,703)   $(14,496,310)    $ (347,125)     $ (2,774,566)
                                                        ============    ============     ==========      ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

------------------------------------------------
    MUNDER        MUNDER         MUNDER
    MICHIGAN      TAX-FREE       TAX-FREE SHORT-
    TAX-FREE      BOND           INTERMEDIATE
    BOND FUND     FUND           BOND FUND
------------------------------------------------
    $   756,327   $    659,175    $  1,598,969
         19,742         21,784          58,760
       (368,673)      (649,237)       (998,005)
    -----------   ------------    ------------
    $   407,396   $     31,722    $    659,724
    ===========   ============    ============
    $   145,593   $  2,574,477    $  1,028,798
          5,089          8,825           3,034
       (276,853)    (1,388,928)       (326,300)
    -----------   ------------    ------------
    $  (126,171)  $  1,194,374    $    705,532
    ===========   ============    ============
    $    37,986   $    585,988    $    278,073
            282            620             254
        (41,004)      (153,138)       (130,624)
    -----------   ------------    ------------
    $    (2,736)  $    433,470    $    147,703
    ===========   ============    ============
    $ 2,981,891   $  3,702,226    $  5,674,416
             17            552           3,583
     (5,361,769)   (13,613,564)    (27,734,598)
    -----------   ------------    ------------
    $(2,379,861)  $ (9,910,786)   $(22,056,599)
    ===========   ============    ============
    $   115,316   $     48,630    $    257,768
          2,495            814        --
       (433,931)    (1,825,159)     (2,899,159)
    -----------   ------------    ------------
    $  (316,120)  $ (1,775,715)   $ (2,641,391)
    ===========   ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                  EQUITY FUNDS
                                                                  --------------------------------------------------------
                                                                                                   MUNDER       MUNDER
                                                                  MUNDER         MUNDER            DIGITAL      EQUITY
                                                                  BALANCED       BIO(TECH)(2)      ECONOMY      INCOME
                                                                  FUND           FUND(A)           FUND(B)      FUND
                                                                  --------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................      1,398,918        392,840         425,839         518,826
Issued as reinvestment of dividends.........................        138,488         --               --             13,118
Redeemed....................................................       (280,134)       (27,387)        (10,203)       (464,873)
                                                                  ---------        -------         -------      ----------
Net increase/(decrease).....................................      1,257,272        365,453         415,636          67,071
                                                                  =========        =======         =======      ==========
CLASS B SHARES:
Sold........................................................      2,397,717        459,310         410,855         374,650
Issued as reinvestment of dividends.........................        171,709         --               --              8,584
Redeemed....................................................       (328,433)        (7,640)        (17,616)       (109,607)
                                                                  ---------        -------         -------      ----------
Net increase................................................      2,240,993        451,670         393,239         273,627
                                                                  =========        =======         =======      ==========
CLASS C SHARES:
Sold........................................................      1,327,537         --               --            200,976
Issued as reinvestment of dividends.........................         82,018         --               --              2,399
Redeemed....................................................       (244,620)        --               --            (33,690)
                                                                  ---------        -------         -------      ----------
Net increase................................................      1,164,935         --               --            169,685
                                                                  =========        =======         =======      ==========
CLASS II SHARES:
Sold........................................................         --            296,705         410,240          --
Issued as reinvestment of dividends.........................         --             --               --             --
Redeemed....................................................         --            (49,001)        (4,453)          --
                                                                  ---------        -------         -------      ----------
Net increase/(decrease).....................................         --            247,704         405,787          --
                                                                  =========        =======         =======      ==========
CLASS K SHARES:
Sold........................................................        432,714              1              1          427,400
Issued as reinvestment of dividends.........................            602         --               --                 88
Redeemed....................................................       (434,943)        --               --         (2,570,720)
                                                                  ---------        -------         -------      ----------
Net increase/(decrease).....................................         (1,627)             1              1       (2,143,232)
                                                                  =========        =======         =======      ==========
CLASS Y SHARES:
Sold........................................................        249,815         11,511         63,254          573,530
Issued as reinvestment of dividends.........................          6,925         --               --             32,583
Redeemed....................................................        (82,867)        --               (398)        (740,527)
                                                                  ---------        -------         -------      ----------
Net increase/(decrease).....................................        173,873         11,511         62,856         (134,414)
                                                                  =========        =======         =======      ==========

------------
(a) The Munder Bio(Tech)(2) Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on November 1, 2000.

(b) The Munder Digital Economy Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on September 18, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------------------------------------
         MUNDER                           MUNDER             MUNDER
         FUTURE           MUNDER          INTERNATIONAL      INTERNATIONAL
         TECHNOLOGY       INDEX 500       EQUITY             NETNET
         FUND             FUND            FUND               FUND
--------------------------------------------------------------------------
          15,848,204       4,330,164        7,163,673         33,428,360
             --              145,023           31,832            --
         (18,050,702)     (4,264,283)      (7,192,268)       (36,824,610)
         -----------      ----------       ----------         ----------
          (2,202,498)        210,904            3,237         (3,396,250)
         ===========      ==========       ==========         ==========
          11,316,746       1,578,925          631,353          4,029,295
             --               87,005           15,985            --
          (7,879,867)       (925,706)        (627,116)        (3,799,578)
         -----------      ----------       ----------         ----------
           3,436,879         740,224           20,222            229,717
         ===========      ==========       ==========         ==========
             --               --              187,109            --
             --               --                5,737            --
             --               --             (162,158)           --
         -----------      ----------       ----------         ----------
             --               --               30,688            --
         ===========      ==========       ==========         ==========
           6,694,132          --              --               2,170,690
             --               --              --                 --
          (6,644,593)         --              --              (2,955,897)
         -----------      ----------       ----------         ----------
              49,539          --              --                (785,207)
         ===========      ==========       ==========         ==========
             605,054         803,325          673,862            976,651
             --                  318              389            --
            (140,594)       (880,664)      (1,080,615)          (176,226)
         -----------      ----------       ----------         ----------
             464,460         (77,021)        (406,364)           800,425
         ===========      ==========       ==========         ==========
             448,534         771,343          428,148            586,272
             --                3,500           18,036            --
            (200,266)     (3,244,095)        (474,281)          (161,709)
         -----------      ----------       ----------         ----------
             248,268      (2,469,252)         (28,097)           424,563
         ===========      ==========       ==========         ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                                EQUITY FUNDS
                                                                ----------------------------------------
                                                                                             MUNDER
                                                                MUNDER       MUNDER          REAL ESTATE
                                                                MICRO-CAP    MULTI-SEASON    EQUITY
                                                                EQUITY       GROWTH          INVESTMENT
                                                                FUND         FUND            FUND
                                                                ----------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................    1,085,891      2,858,799       222,046
Issued as reinvestment of dividends.........................       41,558        230,185         3,711
Redeemed....................................................     (958,837)    (2,936,698)     (296,414)
                                                                ---------     ----------      --------
Net increase/(decrease).....................................      168,612        152,286       (70,657)
                                                                =========     ==========      ========
CLASS B SHARES:
Sold........................................................      392,036        268,530        85,506
Issued as reinvestment of dividends.........................       37,049        111,619         1,760
Redeemed....................................................     (268,057)      (347,160)      (59,999)
                                                                ---------     ----------      --------
Net increase/(decrease).....................................      161,028         32,989        27,267
                                                                =========     ==========      ========
CLASS C SHARES:
Sold........................................................      185,437        230,012        34,857
Issued as reinvestment of dividends.........................       15,499         15,220           726
Redeemed....................................................     (131,682)      (164,566)      (22,361)
                                                                ---------     ----------      --------
Net increase/(decrease).....................................       69,254         80,666        13,222
                                                                =========     ==========      ========
CLASS K SHARES:
Sold........................................................       72,320      1,496,313        54,461
Issued as reinvestment of dividends.........................          402         10,492        --
Redeemed....................................................      (14,979)    (2,389,988)       (9,443)
                                                                ---------     ----------      --------
Net increase/(decrease).....................................       57,743       (883,183)       45,018
                                                                =========     ==========      ========
CLASS Y SHARES:
Sold........................................................       83,166      1,545,984       201,938
Issued as reinvestment of dividends.........................       18,693         64,549        26,264
Redeemed....................................................     (124,606)    (3,074,384)     (599,847)
                                                                ---------     ----------      --------
Net increase/(decrease).....................................      (22,747)    (1,463,851)     (371,645)
                                                                =========     ==========      ========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------------------------------------------
                      MUNDER          MUNDER                            MUNDER
       MUNDER         SMALL           FRAMLINGTON      MUNDER           FRAMLINGTON
       SMALL-CAP      COMPANY         EMERGING         FRAMLINGTON      INTERNATIONAL
       VALUE          GROWTH          MARKETS          HEALTHCARE       GROWTH
       FUND           FUND            FUND             FUND             FUND
-------------------------------------------------------------------------------------
         95,497        3,634,273       1,680,422        6,677,153          4,289,343
            520           32,599             783          136,505              8,344
        (83,499)      (3,707,467)     (1,735,946)      (2,069,066)        (4,209,869)
       --------       ----------      ----------       ----------         ----------
         12,518          (40,595)        (54,741)       4,744,592             87,818
       ========       ==========      ==========       ==========         ==========
        128,548          123,208          42,756        5,923,636             26,716
             53           11,125          --              142,442              6,401
        (71,389)         (86,395)        (75,829)        (849,625)           (18,092)
       --------       ----------      ----------       ----------         ----------
         57,212           47,938         (33,073)       5,216,453             15,025
       ========       ==========      ==========       ==========         ==========
         46,457           67,467          13,514        3,339,020            289,012
             24            4,394          --               85,221              4,757
         (9,897)         (35,011)        (22,975)        (939,321)          (284,102)
       --------       ----------      ----------       ----------         ----------
         36,584           36,850          (9,461)       2,484,920              9,667
       ========       ==========      ==========       ==========         ==========
         27,054          228,877         686,856           15,362            217,773
          --                  83               4              103            --
       (608,244)        (830,634)       (560,025)          (3,626)           (20,582)
       --------       ----------      ----------       ----------         ----------
       (581,190)        (601,674)        126,835           11,839            197,191
       ========       ==========      ==========       ==========         ==========
        448,052          473,550         456,766           54,342            708,214
          2,078           34,199           4,757            4,191             79,432
       (415,863)        (844,152)       (190,631)        (124,775)          (274,049)
       --------       ----------      ----------       ----------         ----------
         34,267         (336,403)        270,892          (66,242)           513,597
       ========       ==========      ==========       ==========         ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                              INCOME FUNDS
                                                              ----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                              MUNDER        INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                              BOND          BOND            BOND             INCOME
                                                              FUND          FUND            FUND             FUND
                                                              ----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................     455,881      2,082,472        119,048           867,358
Issued as reinvestment of dividends.........................       8,144         20,004         --                 6,683
Redeemed....................................................    (345,482)    (2,039,476)       (14,274)         (718,000)
                                                              ----------     ----------       --------       -----------
Net increase................................................     118,543         63,000        104,774           156,041
                                                              ==========     ==========       ========       ===========
CLASS B SHARES:
Sold........................................................     387,040        476,065          3,241           495,588
Issued as reinvestment of dividends.........................       7,086          8,168         --                 4,760
Redeemed....................................................    (245,929)      (310,803)       (12,235)         (318,928)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................     148,197        173,430         (8,994)          181,420
                                                              ==========     ==========       ========       ===========
CLASS C SHARES:
Sold........................................................      73,473        396,700            479           181,757
Issued as reinvestment of dividends.........................         546          1,156         --                 1,120
Redeemed....................................................     (56,442)      (484,383)            (2)         (148,404)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................      17,577        (86,527)           477            34,473
                                                              ==========     ==========       ========       ===========
CLASS K SHARES:
Sold........................................................     757,758      1,208,178          5,631           781,469
Issued as reinvestment of dividends.........................         288          1,125         --                   281
Redeemed....................................................    (451,730)    (3,444,700)        (2,225)       (2,230,791)
                                                              ----------     ----------       --------       -----------
Net increase/(decrease).....................................     306,316     (2,235,397)         3,406        (1,449,041)
                                                              ==========     ==========       ========       ===========
CLASS Y SHARES:
Sold........................................................   1,474,697        824,029         40,861           201,412
Issued as reinvestment of dividends.........................       3,687          5,234         --                   810
Redeemed....................................................  (1,936,593)    (2,406,199)       (80,603)         (482,000)
                                                              ----------     ----------       --------       -----------
Net decrease................................................    (458,209)    (1,576,936)       (39,742)         (279,778)
                                                              ==========     ==========       ========       ===========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

--------------------------------------------
    MUNDER      MUNDER       MUNDER
    MICHIGAN    TAX-FREE     TAX-FREE SHORT-
    TAX-FREE    BOND         INTERMEDIATE
    BOND FUND   FUND         FUND
--------------------------------------------
      78,326        66,133         157,487
       2,040         2,178           5,786
     (38,245)      (65,001)        (98,162)
    --------    ----------     -----------
      42,121         3,310          65,111
    ========    ==========     ===========
      15,143       256,946         101,191
         525           882             299
     (28,743)     (139,076)        (32,147)
    --------    ----------     -----------
     (13,075)      118,752          69,343
    ========    ==========     ===========
       3,906        58,192          27,056
          29            61              25
      (4,202)      (15,279)        (12,789)
    --------    ----------     -----------
        (267)       42,974          14,292
    ========    ==========     ===========
     309,048       371,743         559,214
           2            55             353
    (553,516)   (1,363,732)     (2,729,673)
    --------    ----------     -----------
    (244,466)     (991,934)     (2,170,106)
    ========    ==========     ===========
      11,937         4,874          25,204
         257            81        --
     (44,946)     (184,043)       (285,517)
    --------    ----------     -----------
     (32,752)     (179,088)        260,313
    ========    ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Period Ended December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                                MONEY MARKET FUNDS
                                                                -----------------------------------------------
                                                                MUNDER           MUNDER              MUNDER
                                                                CASH             TAX-FREE         U.S. TREASURY
                                                                INVESTMENT       MONEY MARKET     MONEY MARKET
                                                                FUND             FUND                 FUND
                                                                -----------------------------------------------
CLASS A SHARES:
Sold........................................................    $ 549,825,134    $  52,002,824    $163,933,627
Issued as reinvestment of dividends.........................        3,757,910        1,340,188         836,910
Redeemed....................................................     (546,367,789)     (57,195,402)    (55,451,270)
                                                                -------------    -------------    ------------
Net increase/(decrease).....................................    $   7,215,255    $  (3,852,390)   $109,319,267
                                                                =============    =============    ============
CLASS K SHARES:
Sold........................................................    $ 436,297,334    $ 288,466,875    $ 26,945,731
Issued as reinvestment of dividends.........................            5,676            2,702               2
Redeemed....................................................     (442,971,911)    (186,857,759)    (16,272,134)
                                                                -------------    -------------    ------------
Net increase/(decrease).....................................    $  (6,668,901)   $ 101,611,818    $ 10,673,599
                                                                =============    =============    ============
CLASS Y SHARES:
Sold........................................................    $ 303,212,190    $  29,803,699    $ 16,960,574
Issued as reinvestment of dividends.........................           82,564           30,840             169
Redeemed....................................................     (308,421,869)     (28,363,953)    (18,929,644)
                                                                -------------    -------------    ------------
Net increase/(decrease).....................................    $  (5,127,115)   $   1,470,586    $ (1,968,901)
                                                                =============    =============    ============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000

           ---------------------------------------------------------------------

                                                      EQUITY FUNDS
                                                      --------------------------------------------------------------
                                                                                       MUNDER
                                                      MUNDER          MUNDER           FUTURE          MUNDER
                                                      BALANCED        EQUITY INCOME    TECHNOLOGY      INDEX 500
                                                      FUND            FUND             FUND(A)         FUND
                                                      --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $  6,785,992    $ 17,885,104     $928,001,079    $ 447,283,520
Issued as reinvestment of dividends...............         423,006         190,347          --             4,390,167
Redeemed..........................................      (2,631,663)    (17,175,411)    (180,611,529)    (364,215,052)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  4,577,335    $    900,040     $747,389,550    $  87,458,635
                                                      ============    ============     ============    =============
CLASS B SHARES:
Sold..............................................    $ 11,281,387    $  3,788,485     $866,273,621    $ 143,839,281
Issued as reinvestment of dividends...............         446,010          94,294          --             2,618,170
Redeemed..........................................      (4,195,811)     (2,753,150)     (55,704,313)     (68,265,509)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  7,531,586    $  1,129,629     $810,569,308    $  78,191,942
                                                      ============    ============     ============    =============
CLASS C SHARES:
Sold..............................................    $  6,272,429    $  1,915,035          --         $    --
Issued as reinvestment of dividends...............          37,038          22,260          --              --
Redeemed..........................................      (1,617,287)     (1,965,034)         --              --
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $  4,692,180    $    (27,739)         --         $    --
                                                      ============    ============     ============    =============
CLASS II SHARES:
Sold..............................................    $    --         $    --          $557,000,364    $    --
Issued as reinvestment of dividends...............         --              --               --              --
Redeemed..........................................         --              --           (42,152,553)        --
                                                      ------------    ------------     ------------    -------------
Net increase......................................    $    --         $    --          $514,847,811    $    --
                                                      ============    ============     ============    =============
CLASS K SHARES:
Sold..............................................    $  9,507,694    $ 32,241,968     $ 11,153,871    $  97,028,005
Issued as reinvestment of dividends...............              55           1,274          --                 9,206
Redeemed..........................................     (11,780,462)    (89,256,195)         (35,493)     (56,761,865)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $ (2,272,713)   $(57,012,953)    $ 11,118,378    $  40,275,346
                                                      ============    ============     ============    =============
CLASS Y SHARES:
Sold..............................................    $  3,477,676    $ 64,716,280       19,514,620    $  68,492,176
Issued as reinvestment of dividends...............          69,722          74,290            3,743          225,817
Redeemed..........................................     (13,363,347)    (21,805,272)      (3,831,066)    (121,734,499)
                                                      ------------    ------------     ------------    -------------
Net increase/(decrease)...........................    $ (9,815,949)   $ 42,985,298     $ 15,687,297    $ (53,016,506)
                                                      ============    ============     ============    =============

------------
(a) The Munder Future Technology Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on October 26, 1999, October 26, 1999, November 16, 1999, May 25, 2000 and August 26,
    1999, respectively.

(b) The Munder International NetNet Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------------------------------------------------------------
                                                                       MUNDER
                                                      MUNDER           REAL ESTATE
    MUNDER          MUNDER            MUNDER          MULTI-SEASON     EQUITY          MUNDER
    INTERNATIONAL   INTERNATIONAL     MICRO-CAP       GROWTH           INVESTMENT      SMALL-CAP
    EQUITY FUND     NETNET FUND(B)    EQUITY FUND     FUND             FUND            VALUE FUND
---------------------------------------------------------------------------------------------------
    $ 130,393,083    $252,167,291     $ 59,536,050    $ 513,714,095    $  5,509,645    $ 30,898,974
          421,615        --                --             1,622,070         101,435          12,611
     (137,078,344)    (37,887,939)     (37,323,187)    (497,793,022)     (5,278,421)    (32,905,671)
    -------------    ------------     ------------    -------------    ------------    ------------
    $  (6,263,646)   $214,279,352     $ 22,212,863    $  17,543,143    $    332,659    $ (1,994,086)
    =============    ============     ============    =============    ============    ============
    $   2,925,877    $176,675,530     $ 31,557,857    $   8,989,177    $  1,256,958    $  1,877,740
           87,976        --                --             2,533,148          60,909             788
       (1,044,968)     (4,406,556)      (6,983,736)     (65,831,710)     (2,937,789)     (2,174,810)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,968,885    $172,268,974     $ 24,574,121    $ (54,309,385)   $ (1,619,922)   $   (296,282)
    =============    ============     ============    =============    ============    ============
    $   6,668,963        --           $ 15,874,755    $   8,695,042    $    294,199    $  1,895,677
           47,158        --                --                63,532          16,290             329
       (5,080,279)       --             (4,081,724)     (10,680,244)       (783,265)     (2,244,859)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,635,842    $   --           $ 11,793,031    $  (1,921,670)   $   (472,776)   $   (348,853)
    =============    ============     ============    =============    ============    ============
    $    --          $ 84,583,432     $    --         $    --          $    --         $    --
         --              --                --              --               --              --
       (4,167,676)     (4,167,676)         --              --               --              --
    -------------    ------------     ------------    -------------    ------------    ------------
    $  80,415,756    $ 80,415,756     $    --         $    --          $    --         $    --
    =============    ============     ============    =============    ============    ============
    $  26,029,127    $ 11,614,638     $  2,957,481    $ 100,039,514    $    515,206    $  8,012,910
            7,074        --                --               120,400         --                    3
      (24,662,812)        (34,326)        (914,074)    (126,639,192)     (1,309,493)    (58,831,786)
    -------------    ------------     ------------    -------------    ------------    ------------
    $   1,373,389    $ 11,580,312     $  2,043,407    $ (26,479,278)   $   (794,287)   $(50,818,873)
    =============    ============     ============    =============    ============    ============
    $  20,155,170    $  5,621,472     $  5,799,452    $  55,345,664    $ 10,185,335    $  4,946,672
          339,835        --                --               890,964         895,525          51,156
      (50,896,423)        (72,048)      (9,377,859)    (101,126,847)    (19,952,154)    (27,058,858)
    -------------    ------------     ------------    -------------    ------------    ------------
    $ (30,401,418)   $  5,549,424     $ (3,578,407)   $ (44,890,219)   $ (8,871,294)   $(22,061,030)
    =============    ============     ============    =============    ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                      --------------------------------------------------------------
                                                                       MUNDER          MUNDER          MUNDER
                                                      MUNDER           FRAMLINGTON     FRAMLINGTON     FRAMLINGTON
                                                      SMALL COMPANY    EMERGING        HEALTHCARE      INTERNATIONAL
                                                      GROWTH FUND      MARKETS FUND    FUND            GROWTH FUND
                                                      --------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................    $ 234,894,845    $ 17,842,469    $114,009,815    $ 35,461,783
Issued as reinvestment of dividends...............         --               --              --               81,974
Redeemed..........................................     (248,111,633)    (15,050,074)    (52,503,796)    (37,500,520)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (13,216,788)   $  2,792,395    $ 61,506,019    $ (1,956,763)
                                                      =============    ============    ============    ============
CLASS B SHARES:
Sold..............................................    $   4,274,224    $  3,636,847    $ 86,631,009    $  1,915,311
Issued as reinvestment of dividends...............         --               --              --               21,092
Redeemed..........................................       (6,146,290)     (1,617,368)    (11,032,720)       (946,796)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $  (1,872,066)      2,019,479    $ 75,598,289    $    989,607
                                                      =============    ============    ============    ============
CLASS C SHARES:
Sold..............................................    $   1,091,456    $  1,291,302    $ 77,764,565    $  2,952,059
Issued as reinvestment of dividends...............         --               --              --               12,538
Redeemed..........................................       (2,145,657)       (926,506)    (13,079,353)     (2,044,776)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $  (1,054,201)   $    364,796    $ 64,685,212    $    919,821
                                                      =============    ============    ============    ============
CLASS K SHARES:
Sold..............................................    $  12,010,228    $ 19,415,665    $    266,356    $    906,040
Issued as reinvestment of dividends...............         --               --              --              --
Redeemed..........................................      (89,149,367)    (16,576,158)        (66,955)       (324,425)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (77,139,139)   $  2,839,507    $    199,401    $    581,615
                                                      =============    ============    ============    ============
CLASS Y SHARES:
Sold..............................................    $  10,817,914    $  4,345,293    $  2,249,416    $ 15,603,190
Issued as reinvestment of dividends...............         --               --              --              653,463
Redeemed..........................................      (76,894,157)     (4,221,518)       (865,641)    (17,219,620)
                                                      -------------    ------------    ------------    ------------
Net increase/(decrease)...........................    $ (66,076,243)   $    123,775    $  1,383,775    $   (962,967)
                                                      =============    ============    ============    ============

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                    INCOME FUNDS
                                                    -------------------------------------------------------------
                                                                    MUNDER          MUNDER           MUNDER U.S.
                                                    MUNDER          INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                    BOND            BOND            BOND             INCOME
                                                    FUND            FUND            FUND             FUND
                                                    -------------------------------------------------------------
AMOUNT
CLASS A SHARES:
Sold..............................................  $   2,605,086   $  37,148,259   $     96,210     $ 44,260,485
Issued as reinvestment of dividends...............        127,590         408,605         14,944          195,354
Redeemed..........................................     (2,503,683)    (40,211,433)       (42,798)     (44,807,233)
                                                    -------------   -------------   ------------     ------------
Net increase/(decrease)...........................  $     228,993   $  (2,654,569)  $     68,356     $   (351,394)
                                                    =============   =============   ============     ============
CLASS B SHARES:
Sold..............................................  $   6,022,115   $  14,238,146   $    162,072     $ 12,657,887
Issued as reinvestment of dividends...............         77,013         122,652            164           61,639
Redeemed..........................................     (5,066,020)    (12,393,984)       (71,571)     (12,016,015)
                                                    -------------   -------------   ------------     ------------
Net increase/(decrease)...........................  $   1,033,108   $   1,966,814   $     90,665     $    703,511
                                                    =============   =============   ============     ============
CLASS C SHARES:
Sold..............................................  $     798,871   $   7,537,340   $    160,563     $  4,635,777
Issued as reinvestment............................          5,919           9,885             41           43,040
Redeemed..........................................       (877,977)     (6,349,413)      (205,649)      (4,603,226)
                                                    -------------   -------------   ------------     ------------
Net increase/(decrease)...........................  $     (73,187)  $   1,197,812   $    (45,045)    $     75,591
                                                    =============   =============   ============     ============
CLASS K SHARES:
Sold..............................................  $  12,226,310   $  36,424,238   $     82,295     $ 28,514,772
Issued as reinvestment............................          4,933          21,238        --                 4,528
Redeemed..........................................    (21,518,756)   (101,786,103)       (62,444)     (59,602,246)
                                                    -------------   -------------   ------------     ------------
Net increase/(decrease)...........................  $  (9,287,513)  $ (65,340,627)  $     19,851     $(31,082,946)
                                                    =============   =============   ============     ============
CLASS Y SHARES:
Sold..............................................  $  23,033,945   $  26,253,862   $  6,731,271     $ 16,598,813
Issued as reinvestment............................        188,714         149,075      1,058,142           21,115
Redeemed..........................................   (101,024,399)    (87,463,764)   (22,918,271)     (55,260,887)
                                                    -------------   -------------   ------------     ------------
Net decrease......................................  $ (77,801,740)  $ (61,060,827)  $(15,128,858)    $(38,640,959)
                                                    =============   =============   ============     ============

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

-------------------------------------------------
    MUNDER         MUNDER         MUNDER
    MICHIGAN       TAX-FREE       TAX-FREE SHORT-
    TAX-FREE       BOND           INTERMEDIATE
    BOND FUND      FUND           BOND FUND
-------------------------------------------------
    $  1,336,396   $  3,139,928    $  8,678,726
          35,958         39,488         117,637
      (2,696,565)    (3,575,677)     (8,620,813)
    ------------   ------------    ------------
    $ (1,324,211)  $   (396,261)   $    175,550
    ============   ============    ============
    $    253,749   $  2,410,885    $  1,486,556
          11,876         11,414           3,655
        (390,229)    (2,204,812)     (1,374,762)
    ------------   ------------    ------------
    $   (124,604)  $    217,487    $    115,449
    ============   ============    ============
    $    275,141   $    261,760    $    950,416
             224          4,073           2,002
        (280,606)      (472,204)       (854,109)
    ------------   ------------    ------------
    $     (5,241)  $   (206,371)   $     98,309
    ============   ============    ============
    $ 12,796,896   $ 20,430,210    $ 16,440,106
              11          4,044           8,208
     (30,040,017)   (55,479,451)    (80,188,815)
    ------------   ------------    ------------
    $(17,243,110)  $(35,045,197)   $(63,740,501)
    ============   ============    ============
    $     92,272   $    641,112    $  2,300,953
          15,087          5,308           1,687
        (232,718)    (1,019,387)     (2,429,681)
    ------------   ------------    ------------
    $   (125,359)  $   (372,967)   $   (127,041)
    ============   ============    ============

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                             EQUITY FUNDS
                                                             ---------------------------------------------------
                                                                          MUNDER       MUNDER
                                                             MUNDER       EQUITY       FUTURE        MUNDER
                                                             BALANCED     INCOME       TECHNOLOGY    INDEX 500
                                                             FUND         FUND         FUND(A)       FUND
                                                             ---------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................     573,561    1,353,999    60,717,116    15,064,445
Issued as reinvestment of dividends........................      42,595       14,803       --            156,449
Redeemed...................................................    (224,043)  (1,308,309)  (11,315,763)  (12,209,327)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     392,113       60,493    49,401,353     3,011,567
                                                             ==========   ==========   ===========   ===========
CLASS B SHARES:
Sold.......................................................     967,112      295,320    56,627,133     4,878,821
Issued as reinvestment of dividends........................      45,432        7,316       --             93,957
Redeemed...................................................    (360,945)    (214,318)   (3,565,424)   (2,299,332)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     651,599       88,318    53,061,709     2,673,446
                                                             ==========   ==========   ===========   ===========
CLASS C SHARES:
Sold.......................................................     533,678      149,072       --            --
Issued as reinvestment of dividends........................       3,676        1,730       --            --
Redeemed...................................................    (140,887)    (151,398)      --            --
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................     396,467         (596)      --            --
                                                             ==========   ==========   ===========   ===========
CLASS II SHARES:
Sold.......................................................      --           --        38,342,615       --
Issued as reinvestment of dividends........................      --           --           --            --
Redeemed...................................................      --           --        (2,984,714)      --
                                                             ----------   ----------   -----------   -----------
Net increase...............................................      --           --        35,357,901       --
                                                             ==========   ==========   ===========   ===========
CLASS K SHARES:
Sold.......................................................     917,665    2,423,138       618,565     3,279,692
Issued as reinvestment of dividends........................           5           99       --                329
Redeemed...................................................  (1,061,539)  (6,803,659)       (1,931)   (1,894,651)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................    (143,869)  (4,380,422)      616,634     1,385,370
                                                             ==========   ==========   ===========   ===========
CLASS Y SHARES:
Sold.......................................................     328,836    5,188,493     1,335,902     2,336,763
Issued as reinvestment of dividends........................       7,050        5,894           356         8,040
Redeemed...................................................  (1,106,771)  (1,617,766)     (238,698)   (4,062,686)
                                                             ----------   ----------   -----------   -----------
Net increase/(decrease)....................................    (770,885)   3,576,621     1,097,560    (1,717,883)
                                                             ==========   ==========   ===========   ===========

(a) The Munder Future Technology Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on October 26, 1999, October 26, 1999, November 16, 1999, May 25, 2000 and August
    26,1999, respectively.

(b) The Munder International NetNet Fund Class A Shares, Class B Shares, Class II Shares, Class K Shares and Class Y Shares commenced operations on April 11, 2000.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------
                                                                MUNDER
    MUNDER          MUNDER          MUNDER                      REAL ESTATE
    INTERNATIONAL   INTERNATIONAL   MICRO-CAP    MUNDER         EQUITY        MUNDER
    EQUITY          NETNET          EQUITY       MULTI-SEASON   INVESTMENT    SMALL-CAP
    FUND            FUND(b)         FUND         FUND           FUND          VALUE FUND
----------------------------------------------------------------------------------------
      7,476,474      26,596,981      2,277,491    25,012,439       469,917     2,563,278
         24,122         --              --            84,111         9,076         1,063
     (7,883,249)     (4,263,410)    (1,570,774)  (24,167,485)     (446,640)   (2,738,693)
     ----------      ----------     ----------   -----------    ----------    ----------
       (382,653)     22,333,571        706,717       929,065        32,353      (174,352)
     ==========      ==========     ==========   ===========    ==========    ==========
        166,521      18,496,244      1,127,659       521,602       110,304       163,847
          5,092         --              --           139,044         5,440            67
        (59,073)       (494,533)      (278,599)   (3,521,855)     (261,713)     (188,778)
     ----------      ----------     ----------   -----------    ----------    ----------
        112,540      18,001,711        849,060    (2,861,209)     (145,969)      (24,864)
     ==========      ==========     ==========   ===========    ==========    ==========
        398,845         --             544,186       445,824        26,071       162,336
          2,696         --              --             3,469         1,447            28
       (309,976)        --            (164,363)     (548,588)      (70,123)     (198,110)
     ----------      ----------     ----------   -----------    ----------    ----------
         91,565         --             379,823       (99,295)      (42,605)      (35,746)
     ==========      ==========     ==========   ===========    ==========    ==========
        --            8,782,501         --           --             --            --
        --              --              --           --             --            --
        --             (471,309)        --           --             --            --
     ----------      ----------     ----------   -----------    ----------    ----------
        --            8,311,192         --           --             --            --
     ==========      ==========     ==========   ===========    ==========    ==========
      1,464,258       1,280,121        108,126     4,951,349        44,831       700,764
            401         --              --             6,277        --            --
     (1,419,008)         (3,825)       (36,672)   (6,222,757)     (120,909)   (5,099,704)
     ----------      ----------     ----------   -----------    ----------    ----------
         45,651       1,276,296         71,454    (1,265,131)      (76,078)   (4,398,940)
     ==========      ==========     ==========   ===========    ==========    ==========
      1,122,569         579,542        220,593     2,735,182       880,145       419,031
         19,435         --              --            45,772        79,956         4,340
     (2,812,103)         (8,036)      (396,083)   (4,922,987)   (1,753,350)   (2,331,059)
     ----------      ----------     ----------   -----------    ----------    ----------
     (1,670,099)        571,506       (175,490)   (2,142,033)     (793,249)   (1,907,688)
     ==========      ==========     ==========   ===========    ==========    ==========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                              EQUITY FUNDS
                                                              -------------------------------------------------------
                                                              MUNDER        MUNDER                      MUNDER
                                                              SMALL         FRAMLINGTON   MUNDER        FRAMLINGTON
                                                              COMPANY       EMERGING      FRAMLINGTON   INTERNATIONAL
                                                              GROWTH        MARKETS       HEALTHCARE    GROWTH
                                                              FUND          FUND          FUND          FUND
                                                              -------------------------------------------------------
SHARES
CLASS A SHARES:
Sold........................................................   13,709,941    1,279,182     4,728,263       2,331,129
Issued as reinvestment of dividends.........................      --            --            --               5,463
Redeemed....................................................  (14,443,294)  (1,076,756)   (2,249,531)     (2,452,293)
                                                              -----------   ----------    ----------      ----------
Net increase/(decrease).....................................     (733,353)     202,426     2,478,732        (115,701)
                                                              ===========   ==========    ==========      ==========
CLASS B SHARES:
Sold........................................................      274,349      266,496     3,611,591         124,884
Issued as reinvestment of dividends.........................      --            --            --               1,427
Redeemed....................................................     (374,437)    (123,621)     (541,233)        (64,165)
                                                              -----------   ----------    ----------      ----------
Net increase/(decrease).....................................     (100,088)     142,875     3,070,358          62,146
                                                              ===========   ==========    ==========      ==========
CLASS C SHARES:
Sold........................................................       65,170       91,285     3,218,602         190,324
Issued as reinvestment of dividends.........................      --            --            --                 839
Redeemed....................................................     (129,796)     (69,682)     (585,906)       (132,942)
                                                              -----------   ----------    ----------      ----------
Net increase/(decrease).....................................      (64,626)      21,603     2,632,696          58,221
                                                              ===========   ==========    ==========      ==========
CLASS K SHARES:
Sold........................................................      710,435    1,477,128        10,918          56,790
Issued as reinvestment of dividends.........................      --            --            --             --
Redeemed....................................................   (5,397,897)  (1,355,839)       (3,023)        (20,413)
                                                              -----------   ----------    ----------      ----------
Net increase/(decrease).....................................   (4,687,462)     121,289         7,895          36,377
                                                              ===========   ==========    ==========      ==========
CLASS Y SHARES:
Sold........................................................      606,082      364,320        96,887         988,803
Issued as reinvestment of dividends.........................      --            --            --              43,422
Redeemed....................................................   (4,300,727)    (330,824)      (41,900)     (1,114,434)
                                                              -----------   ----------    ----------      ----------
Net increase/(decrease).....................................   (3,694,645)      33,496        54,987         (82,209)
                                                              ===========   ==========    ==========      ==========

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

                                                             INCOME FUNDS
                                                             -----------------------------------------------------------
                                                                            MUNDER          MUNDER           MUNDER U.S.
                                                             MUNDER         INTERMEDIATE    INTERNATIONAL    GOVERNMENT
                                                             BOND           BOND            BOND             INCOME
                                                             FUND           FUND            FUND             FUND
                                                             -----------------------------------------------------------
SHARES
CLASS A SHARES:
Sold.......................................................      279,833    4,075,019             10,344      4,516,890
Issued as reinvestment.....................................       13,693    44,823                 1,536         19,965
Redeemed...................................................     (267,821)   (4,407,700)           (4,604)    (4,580,049)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................       25,705    (287,858)              7,276        (43,194)
                                                             ===========    ============     ===========     ==========
CLASS B SHARES:
Sold.......................................................      646,693    1,566,878             17,530      1,293,521
Issued as reinvestment.....................................        8,298    13,515                    17          6,301
Redeemed...................................................     (545,980)   (1,366,347)           (7,661)    (1,229,162)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................      109,011    214,046                9,886         70,660
                                                             ===========    ============     ===========     ==========
CLASS C SHARES:
Sold.......................................................       85,317    830,592               16,718        475,106
Issued as reinvestment.....................................          631    1,088                      4          4,402
Redeemed...................................................      (94,127)   (700,068)            (21,369)      (472,264)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................       (8,179)   131,612               (4,647)         7,244
                                                             ===========    ============     ===========     ==========
CLASS K SHARES:
Sold.......................................................    1,306,555    3,993,135              8,555      2,904,305
Issued as reinvestment.....................................          530    2,340                --                 463
Redeemed...................................................   (2,316,585)   (11,152,959)          (6,628)    (6,054,794)
                                                             -----------    ------------     -----------     ----------
Net increase/(decrease)....................................   (1,009,500)   (7,157,484)            1,927     (3,150,026)
                                                             ===========    ============     ===========     ==========
CLASS Y SHARES:
Sold.......................................................    2,467,312    2,881,058            704,786      1,700,532
Issued as reinvestment of dividends........................       20,382    16,358               108,433          2,154
Redeemed...................................................  (10,895,890)   (9,610,294)       (2,417,907)    (5,696,135)
                                                             -----------    ------------     -----------     ----------
Net decrease...............................................   (8,408,196)   (6,712,878)       (1,604,688)    (3,993,449)
                                                             ===========    ============     ===========     ==========

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

---------------------------------------------
    MUNDER       MUNDER       MUNDER
    MICHIGAN     TAX-FREE     TAX-FREE SHORT-
    TAX-FREE     BOND         INTERMEDIATE
    BOND FUND    FUND         BOND FUND
---------------------------------------------
       143,714      324,697         866,469
         3,837        4,068          11,692
      (288,608)    (370,490)       (858,410)
    ----------   ----------     -----------
      (141,057)     (41,725)         19,751
    ==========   ==========     ===========
        27,090      249,673         147,572
         1,269        1,175             364
       (41,219)    (228,402)       (136,543)
    ----------   ----------     -----------
       (12,860)      22,446          11,393
    ==========   ==========     ===========
        29,626       26,666          93,999
            24          416             198
       (29,956)     (47,780)        (84,420)
    ----------   ----------     -----------
          (306)     (20,698)          9,777
    ==========   ==========     ===========
     1,368,161    2,102,158       1,626,166
        --              417             815
    (3,215,910)  (5,684,563)     (7,940,434)
    ----------   ----------     -----------
    (1,847,749)  (3,581,988)     (6,313,453)
    ==========   ==========     ===========
         9,867       64,994         228,364
         1,611          546             167
       (24,746)    (104,250)       (239,551)
    ----------   ----------     -----------
       (13,268)     (38,710)        (11,020)
    ==========   ==========     ===========

                       See Notes to Financial Statements.

           The Munder Funds
                   Statements of Changes -- Capital Stock Activity, Year Ended June 30, 2000
                                    (Continued)

           ---------------------------------------------------------------------

Since the Funds have sold, redeemed and reinvested shares only at a constant net asset value of $1.00 per share, the number of shares represented by such sales, redemptions and reinvestments are the same as the amounts shown below for such transactions.

                                                               MONEY MARKET FUNDS
                                                               -----------------------------------------------------
                                                               MUNDER               MUNDER             MUNDER
                                                               CASH                 TAX-FREE           U.S. TREASURY
                                                               INVESTMENT           MONEY MARKET       MONEY MARKET
                                                               FUND                 FUND               FUND
                                                               -----------------------------------------------------
CLASS A SHARES:
Sold.......................................................    $ 1,227,220,287      $ 139,947,153      $ 151,524,118
Issued as reinvestment of dividends........................          6,422,322          2,379,403            717,919
Redeemed...................................................     (1,246,655,049)      (129,268,566)      (158,651,745)
                                                               ---------------      -------------      -------------
Net increase/(decrease)....................................    $   (13,012,440)     $  13,057,990      $  (6,409,708)
                                                               ===============      =============      =============
CLASS K SHARES:
Sold.......................................................    $   916,613,795      $ 287,756,588      $  62,056,995
Issued as reinvestment.....................................             10,638              4,371                  4
Redeemed...................................................       (974,752,392)      (347,548,027)       (70,394,132)
                                                               ---------------      -------------      -------------
Net decrease...............................................    $   (58,127,959)     $ (59,787,068)     $  (8,337,133)
                                                               ===============      =============      =============
CLASS Y SHARES:
Sold.......................................................    $   590,600,621      $  40,432,396      $  44,899,569
Issued as reinvestment.....................................            138,578             51,898            327,792
Redeemed...................................................       (751,708,038)       (45,730,952)       (64,928,776)
                                                               ---------------      -------------      -------------
Net decrease...............................................    $  (160,968,839)     $  (5,246,658)     $ (19,701,415)
                                                               ===============      =============      =============

                       See Notes to Financial Statements.

           Munder Balanced Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                K SHARES
                                                ---------------------------------------------------------------------------------
                                                PERIOD ENDED      YEAR          YEAR          YEAR       YEAR          YEAR
                                                12/31/00(d)       ENDED         ENDED         ENDED      ENDED         ENDED
                                                (UNAUDITED)       6/30/00(d)    6/30/99(d)    6/30/98    6/30/97(d)    6/30/96(d)
                                                ---------------------------------------------------------------------------------
Net asset value, beginning of period........      $ 12.14          $ 12.98       $ 13.49      $ 13.03      $12.37        $10.78
                                                  -------          -------       -------      -------      ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.......................         0.11             0.15          0.22         0.31        0.29          0.27
Net realized and unrealized gain/(loss) on
  investments...............................        (0.30)            2.39          1.02         1.64        1.30          1.57
                                                  -------          -------       -------      -------      ------        ------
Total from investment operations............        (0.19)            2.54          1.24         1.95        1.59          1.84
                                                  -------          -------       -------      -------      ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income........        (0.10)           (0.15)        (0.23)       (0.32)      (0.27)        (0.25)
Distributions from net realized gains.......        (1.38)           (3.23)        (1.52)       (1.17)      (0.66)           --
                                                  -------          -------       -------      -------      ------        ------
Total distributions.........................        (1.48)           (3.38)        (1.75)       (1.49)      (0.93)        (0.25)
                                                  -------          -------       -------      -------      ------        ------
Net asset value, end of period..............      $ 10.47          $ 12.14       $ 12.98      $ 13.49      $13.03        $12.37
                                                  =======          =======       =======      =======      ======        ======
TOTAL RETURN(b).............................         0.09%           27.01%        10.83%       15.86%      13.64%        17.17%
                                                  =======          =======       =======      =======      ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's)........      $20,428          $23,695       $27,206      $31,748      $6,588        $1,718
Ratio of operating expenses to average net
  assets....................................         1.28%            1.26%         1.22%        1.17%       1.22%         1.15%
Ratio of net investment income to average
  net assets................................         1.92%(c)         1.33%         1.78%        2.41%       2.30%         2.29%
Portfolio turnover rate.....................           41%(c)          176%          116%          79%        125%          197%
Ratio of operating expenses to average net
  assets without waivers....................         1.28%(c)         1.26%         1.22%        1.17%       1.22%         1.26%

------------
(a) The Munder Balanced Fund Class K Shares commenced operations on April 16, 1993.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Bio(Tech)(2) Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                K SHARES
                                                                -----------
                                                                PERIOD
                                                                ENDED
                                                                12/31/00
                                                                (UNAUDITED)
                                                                -----------
Net asset value, beginning of period........................      $ 10.00
                                                                  -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.00)(d)
Net realized and unrealized loss on investments.............        (1.17)
                                                                  -------
Total from investment operations............................        (1.17)
                                                                  -------
Net asset value, end of period..............................      $  8.83
                                                                  =======
TOTAL RETURN(b).............................................       (11.70)%
                                                                  =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $    --(e)
Ratio of operating expenses to average net assets...........         1.72%(c)
Ratio of net investment income to average net assets........        (0.06)%(c)
Portfolio turnover rate.....................................           25%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         1.72%(c)

------------
(a) The Munder Bio(Tech)(2) Fund Class K Shares commenced operations on November 1, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Amount represents less than $0.01 per share.

(e) Amount represents less than $1,000.

                       See Notes to Financial Statements.

           Munder Digital Economy Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout The Period

           ---------------------------------------------------------------------

                                                                K SHARES
                                                                -----------
                                                                PERIOD
                                                                ENDED
                                                                12/31/00(d)
                                                                (UNAUDITED)
                                                                -----------
Net asset value, beginning of period........................      $10.00
                                                                  ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................       (0.00)(e)
Net realized and unrealized loss on investments.............       (0.95)
                                                                  ------
Total from investment operations............................       (0.95)
                                                                  ------
Net asset value, end of period..............................      $ 9.05
                                                                  ======
TOTAL RETURN(b).............................................       (9.50)%
                                                                  ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $   --(f)
Ratio of operating expenses to average net assets...........        1.25%(c)
Ratio of net investment loss to average net assets..........        0.71%(c)
Portfolio turnover rate.....................................          33%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................        1.25%(c)

------------
(a) The Munder Digital Economy Fund Class K Shares commenced operations on September 18, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d)  Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

(f)  Amount represents less than $1,000.

                       See Notes to Financial Statements.

           Munder Equity Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                             K SHARES
                                   --------------------------------------------------------------------------------------------
                                     PERIOD
                                      ENDED             YEAR            YEAR           YEAR            YEAR             YEAR
                                   12/31/00(d)         ENDED           ENDED          ENDED           ENDED            ENDED
                                   (UNAUDITED)       6/30/00(d)       6/30/99        6/30/98        6/30/97(d)       6/30/96(d)
                                   --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.......................      $11.84           $  15.00        $  15.64       $  15.23        $  13.05         $  11.14
                                     ------           --------        --------       --------        --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income..........        0.04               0.18            0.21           0.28            0.32             0.32
Net realized and unrealized
  gain/(loss) on investments...        2.05              (2.59)           0.72           2.97            3.14             1.99
                                     ------           --------        --------       --------        --------         --------
Total from investment
  operations...................        2.09              (2.41)           0.93           3.25            3.46             2.31
                                     ------           --------        --------       --------        --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.......................       (0.03)             (0.18)          (0.18)         (0.28)          (0.32)           (0.31)
Distributions from net realized
  gains........................       (0.48)             (0.57)          (1.39)         (2.56)          (0.96)           (0.09)
                                     ------           --------        --------       --------        --------         --------
Total distributions............       (0.51)             (0.75)          (1.57)         (2.84)          (1.28)           (0.40)
                                     ------           --------        --------       --------        --------         --------
Net asset value, end of
  period.......................      $13.42           $  11.84        $  15.00       $  15.64        $  15.23         $  13.05
                                     ======           ========        ========       ========        ========         ========
TOTAL RETURN(b)................       18.03%            (16.49)           6.95%         23.00%          28.12%           20.97%
                                     ======           ========        ========       ========        ========         ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).......................     $96,255           $110,257        $205,364       $216,387        $212,415         $192,592
Ratio of operating expenses to
  average net assets...........        1.21%(c)           1.23%           1.21%          1.19%           1.20%            1.21%
Ratio of net investment income
  to average net assets........        0.70%(c)           1.37%           1.45%          1.78%           2.28%            2.56%
Portfolio turnover rate........          37%                91%             50%            73%             62%              37%
Ratio of operating expenses to
  average net assets without
  waivers......................        1.21%(c)           1.23%           1.21%          1.19%           1.20%            1.28%

------------
(a) The Munder Equity Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Future Technology Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                K SHARES
                                                                ----------------------
                                                                PERIOD
                                                                ENDED         PERIOD
                                                                12/31/00(d)   ENDED
                                                                (UNAUDITED)   6/30/00
                                                                ----------------------
Net asset value, beginning of period........................      $ 18.10     $ 14.40
                                                                  -------     -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.07)      (0.01)
Net realized and unrealized gain/(loss) on investments......        (8.48)       3.71
                                                                  -------     -------
Total from investment operations............................        (8.55)       3.70
                                                                  -------     -------
Net asset value, end of period..............................      $  9.55     $ 18.10
                                                                  =======     =======
TOTAL RETURN(b).............................................       (47.24)%     25.69%
                                                                  =======     =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $10,322     $11,159
Ratio of operating expenses to average net assets...........         1.63%(c)    1.60%(c)
Ratio of net investment loss to average net assets..........        (1.18)%(c)   (1.27)%(c)
Portfolio turnover rate.....................................           65%         53%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         1.71%(c)    1.64%(c)

------------
(a) The Munder Future Technology Fund Class K Shares commenced operations on May 25, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                             K SHARES
                                             -----------------------------------------------------------------------------------
                                             PERIOD ENDED      YEAR          YEAR          YEAR          YEAR         YEAR
                                             12/31/00(D)       ENDED         ENDED         ENDED         ENDED        ENDED
                                             (UNAUDITED)       6/30/00       6/30/99       6/30/98       6/30/97      6/30/96(D)
                                             -----------------------------------------------------------------------------------
Net asset value, beginning of period.....      $  30.69        $  29.29      $  24.44      $  20.94      $ 16.16       $ 13.80
                                               --------        --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................          0.10            0.21          0.22          0.28         0.31          0.33
Net realized and unrealized gain/(loss)
  on investments.........................         (2.85)           1.67          5.09          5.48         5.04          3.07
                                               --------        --------      --------      --------      -------       -------
Total from investment operations.........         (2.75)           1.88          5.31          5.76         5.35          3.40
                                               --------        --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.....         (0.10)          (0.20)        (0.22)        (0.27)       (0.30)        (0.32)
Distributions from net realized gains....         (0.27)          (0.28)        (0.24)        (1.99)       (0.27)        (0.72)
                                               --------        --------      --------      --------      -------       -------
Total distributions......................         (0.37)          (0.48)        (0.46)        (2.26)       (0.57)        (1.04)
                                               --------        --------      --------      --------      -------       -------
Net asset value, end of period...........      $  27.57        $  30.69      $  29.29      $  24.44      $ 20.94       $ 16.16
                                               ========        ========      ========      ========      =======       =======
TOTAL RETURN(B)..........................         (9.02)%          6.63%        21.99%        29.42%       33.79%        25.37%
                                               ========        ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....      $292,582        $328,059      $272,450      $168,639      $61,254       $17,068
Ratio of operating expenses to average
  net assets.............................          0.61%(c)        0.60%         0.55%         0.53%        0.54%         0.51%
Ratio of net investment income to average
  net assets.............................          0.65%(c)        0.70%         0.96%         1.23%        1.76%         2.13%
Portfolio turnover rate..................             8%              8%            6%            8%          11%            8%
Ratio of operating expenses to average
  net assets without waivers.............          0.61%(c)        0.61%         0.60%         0.60%        0.64%         0.69%

------------
(a) The Munder Index 500 Fund Class K Shares commenced operations on December 7, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder International Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                 K SHARES
                                 -----------------------------------------------------------------------------------------------
                                 PERIOD ENDED       YEAR             YEAR             YEAR           YEAR             YEAR
                                 12/31/00(D)        ENDED            ENDED            ENDED          ENDED            ENDED
                                 (UNAUDITED)        6/30/00(D)       6/30/99(D)       6/30/98        6/30/97(D)       6/30/96(D)
                                 -----------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.....................       $18.03           $  16.22         $  15.03        $  15.74        $  15.08         $  13.42
                                    ------           --------         --------        --------        --------         --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment income........         0.01               0.25             0.16            0.16            0.14             0.15
Net realized and unrealized
  gain/(loss) on
  investments................        (2.51)              3.43             1.43            0.32            2.31             1.63
                                    ------           --------         --------        --------        --------         --------
Total from investment
  operations.................        (2.50)              3.68             1.59            0.48            2.45             1.78
                                    ------           --------         --------        --------        --------         --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.....................        (0.01)             (0.28)           (0.17)          (0.19)          (0.20)           (0.12)
Distributions from net
  realized gains.............        (1.23)             (1.59)           (0.23)          (1.00)          (1.59)          --
                                    ------           --------         --------        --------        --------         --------
Total distributions..........        (1.24)             (1.87)           (0.40)          (1.19)          (1.79)           (0.12)
                                    ------           --------         --------        --------        --------         --------
Net asset value, end of
  period.....................       $14.29           $  18.03         $  16.22        $  15.03        $  15.74         $  15.08
                                    ======           ========         ========        ========        ========         ========
TOTAL RETURN(B)..............       (14.13)%            23.51%           10.94%           4.24%          18.09%           13.29%
                                    ======           ========         ========        ========        ========         ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).....................       $88,292          $118,766         $106,106        $105,916        $135,593         $116,053
Ratio of operating expenses
  to average net assets......         1.29%(c)           1.30%            1.29%           1.25%           1.26%            1.26%
Ratio of net investment
  income to average net
  assets.....................         0.17%(c)           1.44%            1.09%           1.03%           0.98%            1.07%
Portfolio turnover rate......            8%                18%              23%             41%             46%              75%
Ratio of operating expenses
  to average net assets
  without waivers............         1.29%(c)           1.30%            1.29%           1.25%           1.26%            1.33%

------------
(a) The Munder International Equity Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder International NetNet Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                K SHARES
                                                                ----------------------------
                                                                PERIOD ENDED      PERIOD
                                                                12/31/00          ENDED
                                                                (UNAUDITED)       6/30/00(D)
                                                                ----------------------------
Net asset value, beginning of period........................      $  8.88          $ 10.00
                                                                  -------          -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.........................................        (0.05)           (0.01)
Net realized and unrealized loss on investments.............        (3.86)           (1.11)
                                                                  -------          -------
Total from investment operations............................        (3.91)           (1.12)
                                                                  -------          -------
Net asset value, end of period..............................      $  4.97          $  8.88
                                                                  =======          =======
TOTAL RETURN(B).............................................       (44.03)%         (11.20)%
                                                                  =======          =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)........................      $10,318          $11,332
Ratio of operating expenses to average net assets...........         2.11%(c)         2.08%(c)
Ratio of net investment loss to average net assets..........        (1.66)%(c)       (0.60)%(c)
Portfolio turnover rate.....................................           42%               6%
Ratio of operating expenses to average net assets without
  expenses reimbursed.......................................         2.11%(c)         2.08%(c)

------------
(a) The Munder International NetNet Fund Class K Shares commenced operations on April 11, 2000.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Micro-Cap Equity Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                            K SHARES
                                                            --------------------------------------------------------------------
                                                            PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                            12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                            (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................       $28.75         $18.15        $17.00        $12.82        $10.12
                                                               ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.....................................        (0.18)         (0.31)        (0.18)        (0.17)        (0.05)
Net realized and unrealized gain/(loss) on
  investments...........................................        (5.32)         10.91          1.63          4.99          2.75
                                                               ------         ------        ------        ------        ------
Total from investment operations........................        (5.50)         10.60          1.45          4.82          2.70
                                                               ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Distributions from net realized gains...................        (1.01)         --            (0.30)        (0.64)        --
                                                               ------         ------        ------        ------        ------
Total distributions.....................................        (1.01)         --            (0.30)        (0.64)        --
                                                               ------         ------        ------        ------        ------
Net asset value, end of period..........................       $22.24         $28.75        $18.15        $17.00        $12.82
                                                               ======         ======        ======        ======        ======
TOTAL RETURN(B).........................................       (19.62)%        58.40%         9.04%        37.90%        26.68%
                                                               ======         ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................       $6,231         $6,393        $2,740        $3,050        $  199
Ratio of operating expenses to average net assets.......         1.70%(c)       1.68%         1.53%         1.53%         1.50%(c)
Ratio of net investment loss to average net assets......        (1.44)%(c)     (1.24)%       (1.21)%       (0.98)%       (0.88)%(c)
Portfolio turnover rate.................................           64%           187%          184%          172%           68%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................         1.70%(c)       1.68%         1.64%         1.78%         7.90%(c)

------------
(a) The Munder Micro-Cap Equity Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Multi-Season Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                            K SHARES
                                            ------------------------------------------------------------------------------------
                                            PERIOD ENDED      YEAR          YEAR        YEAR            YEAR          YEAR
                                            12/31/00(D)       ENDED         ENDED       ENDED           ENDED         ENDED
                                            (UNAUDITED)       6/30/00(D)    6/30/99     6/30/98(D)      6/30/97(D)    6/30/96(D)
                                            ------------------------------------------------------------------------------------
Net asset value, beginning of period....      $  20.63         $  22.04     $  21.42     $  18.00        $  14.83      $  12.02
                                              --------         --------     --------     --------        --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............         (0.04)           (0.03)       (0.02)        0.00(e)         0.04          0.06
Net realized and unrealized gain/(loss)
  on investments........................         (0.78)           (0.01)        2.22         4.35            3.89          3.20
                                              --------         --------     --------     --------        --------      --------
Total from investment operations........         (0.82)           (0.04)        2.20         4.35            3.93          3.26
                                              --------         --------     --------     --------        --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income....        --               --            --           (0.01)          (0.01)        (0.05)
Distributions from net realized gains...         (2.29)           (1.37)       (1.58)       (0.92)          (0.75)        (0.40)
                                              --------         --------     --------     --------        --------      --------
Total distributions.....................         (2.29)           (1.37)       (1.58)       (0.93)          (0.76)        (0.45)
                                              --------         --------     --------     --------        --------      --------
Net asset value, end of period..........      $  17.52         $  20.63     $  22.04     $  21.42        $  18.00      $  14.83
                                              ========         ========     ========     ========        ========      ========
TOTAL RETURN(B).........................         (4.25)%           0.27%       11.40%       25.05%          27.55%        27.56%
                                              ========         ========     ========     ========        ========      ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....      $222,558         $280,339     $327,355     $275,378        $237,330      $140,833
Ratio of operating expenses to average
  net assets............................          1.23%(c)         1.24%        1.22%        1.21%           1.25%         1.26%
Ratio of net investment income/(loss) to
  average net assets....................         (0.37)%(c)       (0.14)%      (0.09)%       0.00%(e)        0.25%         0.44%
Portfolio turnover rate.................            21%              44%          53%          34%             33%           54%
Ratio of operating expenses to average
  net assets without waivers............          1.45%(c)         1.42%        1.39%        1.39%           1.50%         1.51%

------------
(a) The Munder Multi-Season Growth Fund Class K Shares commenced operations on June 23, 1995.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than 0.01.

                       See Notes to Financial Statements.

           Munder Real Estate Equity Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                              K SHARES
                                                              -----------------------------------------------------------------
                                                              PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                              12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                              (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97
                                                              -----------------------------------------------------------------
Net asset value, beginning of period......................       $12.09         $12.78        $14.94        $14.40      $12.07
                                                                 ------         ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.....................................         0.33           0.56          0.58          0.69        0.40
Net realized and unrealized gain/(loss) on investments....         0.66          (0.57)        (1.64)         0.61        2.38
                                                                 ------         ------        ------        ------      ------
Total from investment operations..........................         0.99          (0.01)        (1.06)         1.30        2.78
                                                                 ------         ------        ------        ------      ------
LESS DISTRIBUTIONS:
Dividends from net investment income......................        (0.33)         (0.56)        (0.61)        (0.62)      (0.41)
Distributions in excess of net investment income..........       --              --            --            --          (0.01)
Distributions from net realized gains.....................       --              --            (0.39)        (0.14)       --
Distributions from capital................................       --              (0.12)        (0.10)        --          (0.03)
                                                                 ------         ------        ------        ------      ------
Total distributions.......................................        (0.33)         (0.68)        (1.10)        (0.76)      (0.45)
                                                                 ------         ------        ------        ------      ------
Net asset value, end of period............................       $12.75         $12.09        $12.78        $14.94      $14.40
                                                                 ======         ======        ======        ======      ======
TOTAL RETURN(B)...........................................         8.31%          0.55%        (6.66)%        8.92%      23.11%
                                                                 ======         ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................       $1,875         $1,234        $2,277        $2,145      $1,481
Ratio of operating expenses to average net assets.........         1.35%(c)       1.33%         1.27%         1.28%       1.35%(c)
Ratio of net investment income to average net assets......         5.22%(c)       4.90%         4.50%         4.15%       3.80%(c)
Portfolio turnover rate...................................           16%            15%           22%           15%         15%
Ratio of operating expenses to average net assets without
  waivers.................................................         1.35%(c)       1.33%         1.27%         1.28%       1.38%(c)

------------
(a) The Munder Real Estate Equity Investment Fund Class K Shares commenced operations on October 3, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Small-Cap Value Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                            K SHARES
                                                            --------------------------------------------------------------------
                                                            PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                            12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                            (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................       $12.17        $ 13.11       $ 14.25       $ 12.04       $ 10.08
                                                               ------        -------       -------       -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...................................         0.07           0.04          0.05          0.08          0.09
Net realized and unrealized gain/(loss) on
  investments...........................................         1.40          (0.92)        (0.85)         2.83          1.91
                                                               ------        -------       -------       -------       -------
Total from investment operations........................         1.47          (0.88)        (0.80)         2.91          2.00
                                                               ------        -------       -------       -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income....................        (0.03)         (0.06)        (0.06)        (0.06)        (0.04)
Distributions in excess of net investment income........       --              --            (0.01)        --            --
Distributions from net realized capital gains...........       --              --            (0.27)        (0.64)        --
                                                               ------        -------       -------       -------       -------
Total distributions.....................................        (0.03)         (0.06)        (0.34)        (0.70)        (0.04)
                                                               ------        -------       -------       -------       -------
Net asset value, end of period..........................       $13.61        $ 12.17       $ 13.11       $ 14.25       $ 12.04
                                                               ======        =======       =======       =======       =======
TOTAL RETURN(B).........................................        12.11%         (6.73)%       (5.33)%       24.53%        19.85%
                                                               ======        =======       =======       =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................       $9,502        $15,571       $74,472       $84,699       $50,769
Ratio of operating expenses to average net assets.......         1.26%(c)       1.31%         1.23%         1.27%         1.38%(c)
Ratio of net investment income to average net assets....         1.05%(c)       0.31%         0.45%         0.56%         1.93%(c)
Portfolio turnover rate.................................           73%            76%           69%           53%           73%
Ratio of operating expenses to average net assets
  without waivers.......................................         1.26%(c)       1.31%         1.23%         1.27%         1.51%(c)

------------
(a) The Munder Small-Cap Value Fund Class K Shares commenced operations on December 31, 1996.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Small Company Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                     K SHARES
                                     --------------------------------------------------------------------------------------------
                                     PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
                                     12/31/00          ENDED           ENDED           ENDED           ENDED           ENDED
                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96(D)
                                     --------------------------------------------------------------------------------------------
Net asset value, beginning of
  period.........................       $19.88          $ 16.54         $  19.96        $  21.62        $  21.08        $  15.28
                                        ------          -------         --------        --------        --------        --------
INCOME FROM INVESTMENT
  OPERATIONS:
Net investment loss..............        (0.08)           (0.15)           (0.07)          (0.13)          (0.12)          (0.12)
Net realized and unrealized
  gain/(loss) on investments.....        (3.62)            3.49            (2.14)           2.58            3.65            7.16
                                        ------          -------         --------        --------        --------        --------
Total from investment
  operations.....................        (3.70)            3.34            (2.21)           2.45            3.53            7.04
                                        ------          -------         --------        --------        --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.........................           --            --               (1.21)          (4.11)          (2.99)          (1.24)
Distributions from net realized
  capital gains..................        (0.97)           --                  --              --              --              --
                                        ------          -------         --------        --------        --------        --------
Total distributions..............        (0.97)           --               (1.21)          (4.11)          (2.99)          (1.24)
                                        ------          -------         --------        --------        --------        --------
Net asset value, end of period...       $15.21          $ 19.88         $  16.54        $  19.96        $  21.62        $  21.08
                                        ------          -------         --------        --------        --------        --------
TOTAL RETURN(B)..................       (18.98)%          20.33%          (10.92)%         12.36%          18.93%          48.28%
                                        ======          =======         ========        ========        ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).........................       $32,987         $55,092         $123,341        $159,837        $152,766        $111,669
Ratio of operating expenses to
  average net assets.............         1.23%(c)         1.26%            1.22%           1.20%           1.22%           1.21%
Ratio of net investment loss to
  average net assets.............        (0.75)%(c)       (0.89)%          (0.44)%         (0.57)%         (0.62)%         (0.66)%
Portfolio turnover rate..........           79%             158%             108%            123%             98%             98%
Ratio of operating expenses to
  average net assets without
  waivers........................         1.23%(c)         1.26%            1.22%           1.20%           1.22%           1.28%

------------
(a) The Munder Small Company Growth Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Framlington Emerging Markets Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                     K SHARES
                                                     ----------------------------------------------------------------------------
                                                     PERIOD ENDED      YEAR            YEAR            YEAR            PERIOD
                                                     12/31/00          ENDED           ENDED           ENDED           ENDED
                                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)
                                                     ----------------------------------------------------------------------------
Net asset value, beginning of period.............       $12.62          $ 11.60         $  8.99         $ 12.92          $10.06
                                                        ------          -------         -------         -------          ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss).....................        (0.05)            0.00(e)         0.03            0.10            0.05
Net realized and unrealized gain/(loss) on
  investments....................................        (3.96)            1.02            2.58           (3.72)           2.84
                                                        ------          -------         -------         -------          ------
Total from investment operations.................        (4.01)            1.02            2.61           (3.62)           2.89
                                                        ------          -------         -------         -------          ------
LESS DISTRIBUTIONS:
Dividends from net investment income.............        (0.04)           --              --              (0.04)          (0.03)
Distributions from net realized gains............       --                --              --              (0.05)          --
Distributions in excess of net realized gains....       --                --              --              (0.22)          --
                                                        ------          -------         -------         -------          ------
Total distributions..............................        (0.04)           --              --              (0.31)          (0.03)
                                                        ------          -------         -------         -------          ------
Net asset value, end of period...................       $ 8.57          $ 12.62         $ 11.60         $  8.99          $12.92
                                                        ======          =======         =======         =======          ======
TOTAL RETURN(B)..................................       (31.86)%           8.79%          29.03%         (28.34)%         28.69%
                                                        ======          =======         =======         =======          ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's).............       $29,025         $41,167         $36,438         $31,790          $4,419
Ratio of operating expenses to average net
  assets.........................................         2.00%(c)         1.98%           1.85%           1.89%           1.79%(c)
Ratio of net investment income/(loss) to average
  net assets.....................................        (0.89)%(c)       (0.02)%          0.39%           0.93%           1.14%(c)
Portfolio turnover rate..........................           64%             177%            159%             94%             46%
Ratio of operating expenses to average net assets
  without expenses reimbursed....................         2.15%(c)         2.14%           2.12%           2.14%           5.43%(c)

------------
(a) The Munder Framlington Emerging Markets Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $.01 per share.

                       See Notes to Financial Statements.

           Munder Framlington Healthcare Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                              K SHARES
                                                              -----------------------------------------------------------------
                                                              PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                              12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                              (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97
                                                              -----------------------------------------------------------------
Net asset value, beginning of period......................       $28.31         $10.44        $11.80        $10.89      $ 9.45
                                                                 ------         ------        ------        ------      ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment loss.......................................        (0.16)         (0.19)        (0.13)        (0.14)      (0.02)
Net realized and unrealized gain/(loss) on investments....         1.93          18.06         (1.13)         1.05        1.46
                                                                 ------         ------        ------        ------      ------
Total from investment operations..........................         1.77          17.87         (1.26)         0.91        1.44
                                                                 ------         ------        ------        ------      ------
LESS DISTRIBUTIONS:
Distributions from net realized gains.....................        (0.76)         --            (0.08)        --           --
Distributions in excess of net realized gains.............        --             --            (0.02)        --           --
                                                                 ------         ------        ------        ------      ------
Total distributions.......................................        (0.76)         --            (0.10)        --           --
                                                                 ------         ------        ------        ------      ------
Net asset value, end of period............................       $29.32         $28.31        $10.44        $11.80      $10.89
                                                                 ======         ======        ======        ======      ======
TOTAL RETURN(B)...........................................         6.33%        170.71%       (10.70)%        8.45%      15.24%
                                                                 ======         ======        ======        ======      ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)......................       $  748         $  387        $   60        $  163      $  119
Ratio of operating expenses to average net assets.........         1.47%(c)       1.61%         1.61%         1.62%       1.55%(c)
Ratio of net investment loss to average net assets........        (1.04)%(c)     (1.01)%       (1.27)%       (1.21)%     (0.95)%(c)
Portfolio turnover rate...................................           23%            60%           49%           47%         14%
Ratio of operating expenses to average net assets without
  expenses................................................         1.47%(c)       1.63%         1.92%         2.40%       7.33%(c)

------------
(a) The Munder Framlington Healthcare Fund Class K Shares commenced operations on April 1, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Framlington International Growth Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                            K SHARES
                                                            --------------------------------------------------------------------
                                                            PERIOD ENDED    YEAR          YEAR          YEAR          PERIOD
                                                            12/31/00(D)     ENDED         ENDED         ENDED         ENDED
                                                            (UNAUDITED)     6/30/00(D)    6/30/99(D)    6/30/98(D)    6/30/97(D)
                                                            --------------------------------------------------------------------
Net asset value, beginning of period....................       $15.75         $12.75        $11.92        $11.35        $ 9.87
                                                               ------         ------        ------        ------        ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income/(loss)............................        (0.07)         (0.05)        (0.02)         0.02          0.05
Net realized and unrealized gain/(loss) on
  investments...........................................        (2.32)          3.72          0.86          0.61          1.43
                                                               ------         ------        ------        ------        ------
Total from investment operations........................        (2.39)          3.67          0.84          0.63          1.48
                                                               ------         ------        ------        ------        ------
LESS DISTRIBUTIONS:
Dividends from net investment income....................        --             (0.08)        --            (0.02)        --
Distributions in excess of net investment income........        --             (0.05)        --            --            --
Distributions from net realized gains...................        (1.11)         (0.54)        (0.01)        (0.03)        --
Distributions in excess of net realized gains...........        --             --            --            (0.01)        --
                                                               ------         ------        ------        ------        ------
Total distributions.....................................        (1.11)         (0.67)        (0.01)        (0.06)        --
                                                               ------         ------        ------        ------        ------
Net asset value, end of period..........................       $12.25         $15.75        $12.75        $11.92        $11.35
                                                               ======         ======        ======        ======        ======
TOTAL RETURN(B).........................................       (15.78)%        28.98%         7.02%         5.60%        14.99%
                                                               ======         ======        ======        ======        ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)....................       $4,621         $2,839        $1,834        $2,271        $1,089
Ratio of operating expenses to average net assets.......         1.72%(c)       1.69%         1.61%         1.62%         1.55%(c)
Ratio of net investment income/(loss) to average net
  assets................................................        (0.96)%(c)     (0.34)%       (0.17)%        0.21%         1.01%(c)
Portfolio turnover rate.................................           52%            64%           66%           38%           15%
Ratio of operating expenses to average net assets
  without expenses reimbursed...........................         1.72%(c)       1.71%         1.76%         1.82%         2.56%(c)

------------
(a) The Munder Framlington International Growth Fund Class K Shares commenced operations on January 10, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                      K SHARES
                                      -------------------------------------------------------------------------------------------
                                      PERIOD ENDED       YEAR             YEAR             YEAR             YEAR          YEAR
                                      12/31/00(D)        ENDED            ENDED            ENDED            ENDED         ENDED
                                      (UNAUDITED)        6/30/00(D)       6/30/99(D)       6/30/98(D)       6/30/97       6/30/96
                                      -------------------------------------------------------------------------------------------
Net asset value, beginning of
  period..........................       $ 9.24           $  9.62          $  9.99          $  9.57         $  9.53       $  9.69
                                         ------           -------          -------          -------         -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............         0.30              0.57             0.58             0.59            0.61          0.61
Net realized and unrealized
  gain/(loss) on investments......         0.29             (0.32)           (0.40)            0.40            0.01         (0.19)
                                         ------           -------          -------          -------         -------       -------
Total from investment
  operations......................         0.59              0.25             0.18             0.99            0.62          0.42
                                         ------           -------          -------          -------         -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income..........................        (0.32)            (0.57)           (0.55)           (0.57)          (0.58)        (0.58)
Distributions from net realized
  capital gains...................        --                (0.06)           --               --              --            --
                                         ------           -------          -------          -------         -------       -------
Total distributions...............        (0.32)            (0.63)           (0.55)           (0.57)          (0.58)        (0.58)
                                         ------           -------          -------          -------         -------       -------
Net asset value, end of period....       $ 9.51           $  9.24          $  9.62          $  9.99         $  9.57       $  9.53
                                         ======           =======          =======          =======         =======       =======
TOTAL RETURN(B)...................         6.53%             2.68%            1.72%           10.57%           6.72%         4.35%
                                         ======           =======          =======          =======         =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)..........................      $44,209           $40,150          $51,465          $43,281         $34,999       $32,211
Ratio of operating expenses to
  average net assets..............         0.96%(c)          0.99%            0.97%            0.96%           0.96%         0.95%
Ratio of net investment income to
  average net assets..............         6.42%(c)          6.10%            5.77%            5.93%           6.34%         6.26%
Portfolio turnover rate...........          145%              205%             142%             222%            279%          507%
Ratio of operating expenses to
  average net assets without
  waivers.........................         0.96%(c)          0.99%            0.97%            0.96%           0.96%         1.04%

------------
(a) The Munder Bond Fund Class K Shares commenced operations on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                      K SHARES
                                      ------------------------------------------------------------------------------------------
                                      PERIOD ENDED      YEAR            YEAR            YEAR            YEAR            YEAR
                                      12/31/00(D)       ENDED           ENDED           ENDED           ENDED           ENDED
                                      (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98(D)      6/30/97(D)      6/30/96
                                      ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................    $   9.08         $   9.26        $   9.50        $   9.33        $   9.31       $   9.51
                                        --------         --------        --------        --------        --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............        0.27             0.51            0.51            0.55            0.55           0.58
Net realized and unrealized
  gain/(loss) on investments........        0.24            (0.17)          (0.24)           0.15            0.02          (0.20)
                                        --------         --------        --------        --------        --------       --------
Total from investment operations....        0.51             0.34            0.27            0.70            0.57           0.38
                                        --------         --------        --------        --------        --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................       (0.30)           (0.52)          (0.51)          (0.53)          (0.55)         (0.58)
                                        --------         --------        --------        --------        --------       --------
Total distributions.................       (0.30)           (0.52)          (0.51)          (0.53)          (0.55)         (0.58)
                                        --------         --------        --------        --------        --------       --------
Net asset value, end of period......    $   9.29         $   9.08        $   9.26        $   9.50        $   9.33       $   9.31
                                        ========         ========        ========        ========        ========       ========
TOTAL RETURN(B).....................        5.66%            3.80%           2.83%           7.73%           6.34%          4.04%
                                        ========         ========        ========        ========        ========       ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................    $253,409         $268,001        $339,622        $355,840        $325,331       $370,493
Ratio of operating expenses to
  average net assets................        0.95%(c)         0.96%           0.95%           0.93%           0.93%          0.94%
Ratio of net investment income to
  average net assets................        5.92%(c)         5.63%           5.38%           5.77%           5.91%          6.08%
Portfolio turnover rate.............          98%             130%            128%            194%            325%           494%
Ratio of operating expenses to
  average net assets without
  waivers...........................        0.95%(c)         0.96%           0.95%           0.93%           0.93%          1.02%

------------
(a) The Munder Intermediate Bond Fund Class K Shares commenced operations on November 20, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder International Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                      K SHARES
                                                      -----------------------------------------------------------------------
                                                      PERIOD ENDED       YEAR             YEAR             YEAR       PERIOD
                                                      12/31/00           ENDED            ENDED            ENDED      ENDED
                                                      (UNAUDITED)        6/30/00(D)       6/30/99(D)       6/30/98    6/30/97
                                                      -----------------------------------------------------------------------
Net asset value, beginning of period..............       $ 9.29            $ 9.75           $ 9.67         $ 9.83     $ 9.54
                                                         ------            ------           ------         ------     ------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income.............................         0.10              0.28             0.31           0.19       0.09
Net realized and unrealized gain/(loss) on
  investments.....................................        (0.15)            (0.24)            0.10          (0.11)      0.20
                                                         ------            ------           ------         ------     ------
Total from investment operations..................        (0.05)             0.04             0.41           0.08       0.29
                                                         ------            ------           ------         ------     ------
LESS DISTRIBUTIONS:
Dividends from net investment income..............        --                (0.50)           (0.18)         (0.22)      --
Distributions from net realized gains.............        --                --               (0.15)         (0.02)      --
                                                         ------            ------           ------         ------     ------
Total distributions...............................        --                (0.50)           (0.33)         (0.24)      --
                                                         ------            ------           ------         ------     ------
Net asset value, end of period....................       $ 9.24            $ 9.29           $ 9.75         $ 9.67     $ 9.83
                                                         ======            ======           ======         ======     ======
TOTAL RETURN(B)...................................        (0.54)%            0.24%            3.92%          0.80%      3.04%
                                                         ======            ======           ======         ======     ======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)..............       $   75            $   44           $   27         $   77     $  103
Ratio of operating expenses to average net
  assets..........................................         1.15%(c)          1.16%            1.14%          1.11%      1.14%(c)
Ratio of net investment income to average net
  assets..........................................         2.42%(c)          2.94%            3.03%          3.53%      3.61%(c)
Portfolio turnover rate...........................           47%              138%              59%            81%        75%
Ratio of operating expenses to average net assets
  without waivers.................................         1.15%(c)          1.16%            1.14%          1.11%      1.18%(c)

------------
(a) The Munder International Bond Fund Class K Shares commenced operations on March 25, 1997.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder U.S. Government Income Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                         K SHARES
                                         ----------------------------------------------------------------------------------------
                                         PERIOD ENDED      YEAR            YEAR            YEAR          YEAR          YEAR
                                         12/31/00(D)       ENDED           ENDED           ENDED         ENDED         ENDED
                                         (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98       6/30/97       6/30/96(D)
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................      $   9.79         $  10.03        $  10.38       $  10.09      $   9.98       $  10.30
                                           --------         --------        --------       --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................          0.30             0.60            0.59           0.60          0.65           0.71
Net realized and unrealized
  gain/(loss) on investments.........          0.42            (0.24)          (0.37)          0.36          0.07          (0.27)
                                           --------         --------        --------       --------      --------       --------
Total from investment operations.....          0.72             0.36            0.22           0.96          0.72           0.44
                                           --------         --------        --------       --------      --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................         (0.33)           (0.60)          (0.55)         (0.61)        (0.61)         (0.68)
Distributions from net realized
  gains..............................        --                (0.00)(e)       (0.01)         (0.06)        (0.00)(e)      (0.08)
Distributions in excess of net
  realized gains.....................        --                (0.00)(e)       (0.01)         --            --            --
                                           --------         --------        --------       --------      --------       --------
Total distributions..................         (0.33)           (0.60)          (0.57)         (0.67)        (0.61)         (0.76)
                                           --------         --------        --------       --------      --------       --------
Net asset value, end of period.......      $  10.18         $   9.79        $  10.03       $  10.38      $  10.09       $   9.98
                                           ========         ========        ========       ========      ========       ========
TOTAL RETURN(B)......................          7.51%            3.74%           2.11%          9.70%         7.49%          4.32%
                                           ========         ========        ========       ========      ========       ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................      $169,599         $177,334        $213,327       $219,724      $197,479       $158,948
Ratio of operating expenses to
  average net assets.................          0.96%(c)         0.97%           0.96%          0.94%         0.96%          0.97%
Ratio of net investment income to
  average net assets.................          5.98%(c)         6.07%           5.74%          6.00%         6.51%          6.92%
Portfolio turnover rate..............             8%              15%             23%            85%          130%           133%
Ratio of operating expenses to
  average net assets without
  waivers............................          0.96%(c)         0.97%           0.96%          0.94%         0.96%          1.04%

------------
(a) The Munder U.S. Government Income Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder Michigan Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                   K SHARES
                                                   ----------------------------------------------------------------------------
                                                   PERIOD ENDED    YEAR       YEAR          YEAR       YEAR          YEAR
                                                   12/31/00(D)     ENDED      ENDED         ENDED      ENDED         ENDED
                                                   (UNAUDITED)     6/30/00    6/30/99(D)    6/30/98    6/30/97(D)    6/30/96(D)
                                                   ----------------------------------------------------------------------------
Net asset value, beginning of period...........      $  9.45       $  9.62     $ 10.06      $  9.64     $  9.34       $  9.34
                                                     -------       -------     -------      -------     -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..........................         0.20          0.39        0.39         0.42        0.43          0.48
Net realized and unrealized gain/(loss) on
  investments..................................         0.49         (0.16)      (0.28)        0.44        0.30          0.00(e)
                                                     -------       -------     -------      -------     -------       -------
Total from investment operations...............         0.69          0.23        0.11         0.86        0.73          0.48
                                                     -------       -------     -------      -------     -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income...........        (0.19)        (0.40)      (0.39)       (0.42)      (0.43)        (0.48)
Distributions from net realized gains..........        --            --          (0.16)       (0.02)      (0.00)(e)     --
                                                     -------       -------     -------      -------     -------       -------
Total distributions............................        (0.19)        (0.40)      (0.55)       (0.44)      (0.43)        (0.48)
                                                     -------       -------     -------      -------     -------       -------
Net asset value, end of period.................      $  9.95       $  9.45     $  9.62      $ 10.06     $  9.64       $  9.34
                                                     =======       =======     =======      =======     =======       =======
TOTAL RETURN(B)................................         7.42%         2.48%       0.99%        9.02%       8.00%         5.14%
                                                     =======       =======     =======      =======     =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...........      $45,456       $45,515     $64,065      $57,574     $43,316       $29,476
Ratio of operating expenses to average net
  assets.......................................         1.03%(c)      1.03%       1.00%        0.98%       0.88%         0.51%
Ratio of net investment income to average net
  assets.......................................         4.01%(c)      4.14%       3.89%        4.29%       4.57%         5.01%
Portfolio turnover rate........................            4%           13%         33%          34%         19%           31%
Ratio of operating expenses to average net
  assets without waivers.......................         1.03%(c)      1.03%       1.00%        0.98%       1.02%         1.09%

------------
(a) The Munder Michigan Tax-Free Bond Fund Class K Shares commenced operations on January 3, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

(e) Amount represents less than $0.01 per share.

                       See Notes to Financial Statements.

           Munder Tax-Free Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                         K SHARES
                                         ----------------------------------------------------------------------------------------
                                         PERIOD ENDED      YEAR            YEAR          YEAR          YEAR            YEAR
                                         12/31/00(D)       ENDED           ENDED         ENDED         ENDED           ENDED
                                         (UNAUDITED)       6/30/00(D)      6/30/99       6/30/98       6/30/97(D)      6/30/96(D)
                                         ----------------------------------------------------------------------------------------
Net asset value, beginning of
  period.............................      $   9.79         $  10.03       $  10.74      $  10.52       $  10.35        $  10.30
                                           --------         --------       --------      --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income................          0.21             0.41           0.42          0.49           0.47            0.46
Net realized and unrealized gain on
  investments........................          0.48            (0.15)         (0.32)         0.38           0.25            0.07
                                           --------         --------       --------      --------       --------        --------
Total from investment operations.....          0.69             0.26           0.10          0.87           0.72            0.53
                                           --------         --------       --------      --------       --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income.............................         (0.20)           (0.42)         (0.42)        (0.49)         (0.47)          (0.47)
Distributions from net realized
  gains..............................        --                (0.08)         (0.39)        (0.16)         (0.08)          (0.01)
                                           --------         --------       --------      --------       --------        --------
Total distributions..................         (0.20)           (0.50)         (0.81)        (0.65)         (0.55)          (0.48)
                                           --------         --------       --------      --------       --------        --------
Net asset value, end of period.......      $  10.28         $   9.79       $  10.03      $  10.74       $  10.52        $  10.35
                                           ========         ========       ========      ========       ========        ========
TOTAL RETURN(B)......................          7.17%            2.73%          0.82%         8.43%          7.13%           5.12%
                                           ========         ========       ========      ========       ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's).............................      $131,262         $134,676       $173,863      $194,077       $190,243        $196,645
Ratio of operating expenses to
  average net assets.................          1.01%(c)         1.00%          0.98%         0.93%          0.95%           0.98%
Ratio of net investment income to
  average net assets.................          4.13%(c)         4.26%          3.94%         4.60%          4.52%           4.42%
Portfolio turnover rate..............            18%               6%            32%           61%            45%             15%
Ratio of operating expenses to
  average net assets without
  waivers............................          1.01%(c)         1.00%          0.98%         0.93%          0.95%           1.06%

------------
(a) The Munder Tax-Free Bond Fund Class K Shares commenced operations on July 5, 1994.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Tax-Free Short-Intermediate Bond Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                     K SHARES
                                     ------------------------------------------------------------------------------------------
                                     PERIOD ENDED      YEAR            YEAR            YEAR          YEAR            YEAR
                                     12/31/00(D)       ENDED           ENDED           ENDED         ENDED           ENDED
                                     (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98       6/30/97(D)      6/30/96(D)
                                     ------------------------------------------------------------------------------------------
Net asset value, beginning of
  period...........................    $  10.05         $  10.22        $  10.46       $  10.41       $  10.34        $  10.37
                                       --------         --------        --------       --------       --------        --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..............        0.19             0.38            0.38           0.43           0.41            0.41
Net realized and unrealized
  gain/(loss) on investments.......        0.23            (0.12)          (0.14)          0.13           0.10           (0.03)
                                       --------         --------        --------       --------       --------        --------
Total from investment operations...        0.42             0.26            0.24           0.56           0.51            0.38
                                       --------         --------        --------       --------       --------        --------
LESS DISTRIBUTIONS:
Dividends from net investment
  income...........................       (0.19)           (0.38)          (0.38)         (0.42)         (0.41)          (0.41)
Distributions from net realized
  gains............................      --                (0.05)          (0.10)         (0.09)         (0.03)         --
                                       --------         --------        --------       --------       --------        --------
Total distributions................       (0.19)           (0.43)          (0.48)         (0.51)         (0.44)          (0.41)
                                       --------         --------        --------       --------       --------        --------
Net asset value, end of period.....    $  10.28         $  10.05        $  10.22       $  10.46       $  10.41        $  10.34
                                       ========         ========        ========       ========       ========        ========
TOTAL RETURN(B)....................        4.21%            2.68%           2.27%          5.44%          5.04%           3.69%
                                       ========         ========        ========       ========       ========        ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)...........................    $183,323         $201,005        $268,948       $295,601       $283,641        $333,768
Ratio of operating expenses to
  average net assets...............        0.96%(c)         0.97%           0.96%          0.94%          0.93%           0.96%
Ratio of net investment income to
  average net assets...............        3.73%(c)         3.75%           3.63%          4.07%          3.96%           3.91%
Portfolio turnover rate............          17%              15%             25%            27%            31%             20%
Ratio of operating expenses to
  average net assets without
  waivers..........................        0.96%(c)         0.97%           0.96%          0.94%          0.93%           1.04%

------------
(a) The Munder Tax-Free Short-Intermediate Bond Fund Class K Shares commenced operations on February 9, 1987.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Cash Investment Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                           K SHARES
                                           ------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR          YEAR          YEAR          YEAR
                                           12/31/00          ENDED           ENDED         ENDED         ENDED         ENDED
                                           (UNAUDITED)       6/30/00(D)      6/30/99       6/30/98       6/30/97       6/30/96
                                           ------------------------------------------------------------------------------------
Net asset value, beginning of period...      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                             --------         --------       --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.030            0.051          0.046         0.050         0.048         0.050
                                             --------         --------       --------      --------      --------      --------
Total from investment operations.......         0.030            0.051          0.046         0.050         0.048         0.050
                                             --------         --------       --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.030)          (0.051)        (0.046)       (0.050)       (0.048)       (0.050)
                                             --------         --------       --------      --------      --------      --------
Total distributions....................        (0.030)          (0.051)        (0.046)       (0.050)       (0.048)       (0.050)
                                             --------         --------       --------      --------      --------      --------
Net asset value, end of period.........      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                             ========         ========       ========      ========      ========      ========
TOTAL RETURN(B)........................          3.06%            5.23%          4.68%         5.14%         4.90%         5.10%
                                             ========         ========       ========      ========      ========      ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $804,921         $811,582       $869,709      $672,842      $599,858      $547,523
Ratio of operating expenses to average
  net assets...........................          0.72%(c)         0.70%          0.68%         0.66%         0.70%         0.68%
Ratio of net investment income to
  average net assets...................          5.99%(c)         5.11%          4.57%         5.02%         4.81%         4.98%
Ratio of operating expenses to average
  net assets without waivers...........          0.72%(c)         0.70%          0.68%         0.66%         0.70%         0.68%

------------
(a) The Munder Cash Investment Fund Class K Shares commenced on November 23,
    1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Tax-Free Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                           K SHARES
                                           ------------------------------------------------------------------------------------
                                           PERIOD ENDED      YEAR            YEAR          YEAR          YEAR          YEAR
                                           12/31/00          ENDED           ENDED         ENDED         ENDED         ENDED
                                           (UNAUDITED)       6/30/00         6/30/99       6/30/98       6/30/97       6/30/96
                                           ------------------------------------------------------------------------------------
Net asset value, beginning of period...      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                             --------         --------       --------      --------      --------      --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income..................         0.019            0.030          0.026         0.029         0.028         0.030
                                             --------         --------       --------      --------      --------      --------
Total from investment operations.......         0.019            0.030          0.026         0.029         0.028         0.030
                                             --------         --------       --------      --------      --------      --------
LESS DISTRIBUTIONS:
Dividends from net investment income...        (0.019)          (0.030)        (0.026)       (0.029)       (0.028)       (0.030)
                                             --------         --------       --------      --------      --------      --------
Total distributions....................        (0.019)          (0.030)        (0.026)       (0.029)       (0.028)       (0.030)
                                             --------         --------       --------      --------      --------      --------
Net asset value, end of period.........      $   1.00         $   1.00       $   1.00      $   1.00      $   1.00      $   1.00
                                             ========         ========       ========      ========      ========      ========
TOTAL RETURN(B)........................          1.79%            3.04%          2.61%         2.98%         2.90%         3.00%
                                             ========         ========       ========      ========      ========      ========
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in 000's)...      $331,388         $229,726       $289,536      $205,600      $226,782      $192,591
Ratio of operating expenses to average
  net assets...........................          0.70%(c)         0.71%          0.70%         0.69%         0.68%         0.68%
Ratio of net investment income to
  average net assets...................          3.56%(c)         2.99%          2.57%         2.93%         2.86%         2.99%
Ratio of operating expenses to average
  net assets without waivers...........          0.70%(c)         0.71%          0.70%         0.69%         0.68%         0.70%

------------
(a) The Munder Tax-Free Money Market Fund Class K Shares commenced operations on November 23, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized.

                       See Notes to Financial Statements.

           Munder U. S. Treasury Money Market Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                        K SHARES
                                        -----------------------------------------------------------------------------------------
                                        PERIOD ENDED      YEAR            YEAR            YEAR            YEAR         YEAR
                                        12/31/00(D)       ENDED           ENDED           ENDED           ENDED        ENDED
                                        (UNAUDITED)       6/30/00(D)      6/30/99(D)      6/30/98         6/30/97      6/30/96
                                        -----------------------------------------------------------------------------------------
Net asset value, beginning of
  period............................      $  1.00          $  1.00         $  1.00         $  1.00        $  1.00       $  1.00
                                          -------          -------         -------         -------        -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income...............        0.028            0.047           0.042           0.048          0.047         0.048
                                          -------          -------         -------         -------        -------       -------
Total from investment operations....        0.028            0.047           0.042           0.048          0.047         0.048
                                          -------          -------         -------         -------        -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment
  income............................       (0.028)          (0.047)         (0.042)         (0.048)        (0.047)       (0.048)
                                          -------          -------         -------         -------        -------       -------
Total distributions.................       (0.028)          (0.047)         (0.042)         (0.048)        (0.047)       (0.048)
                                          -------          -------         -------         -------        -------       -------
Net asset value, end of period......      $  1.00          $  1.00         $  1.00         $  1.00        $  1.00       $  1.00
                                          =======          =======         =======         =======        =======       =======
TOTAL RETURN(B).....................         2.87%            4.77%           4.33%           4.87%          4.73%         4.89%
                                          =======          =======         =======         =======        =======       =======
RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (in
  000's)............................      $24,113          $13,440         $21,777         $41,247        $41,877       $62,133
Ratio of operating expenses to
  average net assets................         0.75%(c)         0.76%           0.73%           0.72%          0.69%         0.69%
Ratio of net investment income to
  average net assets................         5.62%(c)         4.65%           4.23%           4.77%          4.64%         4.74%
Ratio of operating expenses to
  average net assets without
  waivers...........................         0.75%(c)         0.76%           0.73%           0.72%          0.69%         0.71%

------------
(a) The Munder U. S. Treasury Money Market Fund Class K Shares commenced operations on November 25, 1992.

(b) Total return represents aggregate total return for the period indicated.

(c) Annualized

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds, Inc. ("MFI") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company, and was organized as a Maryland corporation on November 18, 1992. The Munder Funds Trust ("MFT") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989. The Munder Framlington Funds Trust ("Framlington") is registered under the 1940 Act as an open-end management investment company, and was organized as a Massachusetts business trust on October 30, 1996. MFI, MFT and Framlington consist of 32 portfolios currently in operation. Information presented in these financial statements pertains to the following funds only (each a "Fund" collectively, the "Funds") as follows:

MFI:                                             MFT:
EQUITY FUNDS                                     EQUITY FUNDS
Munder Bio(Tech)(2) Fund                         Munder Balanced Fund
Munder Digital Economy Fund                      Munder Equity Income Fund
Munder Focus Growth Fund                         (formerly Munder Growth & Income Fund)
  (formerly Munder Equity Selection Fund)        Munder Index 500 Fund
Munder Future Technology Fund                    Munder International Equity Fund
Munder Growth Opportunities Fund                 Munder Small Company Growth Fund
Munder International NetNet Fund                 INCOME FUNDS
Munder Micro-Cap Equity Fund                     Munder Bond Fund
Munder Multi-Season Growth Fund                  Munder Intermediate Bond Fund
Munder Real Estate Equity Investment Fund        Munder U.S. Government Income Fund
Munder Small-Cap Value Fund                      Munder Michigan Tax-Free Bond Fund
INCOME FUND                                      Munder Tax-Free Bond Fund
Munder International Bond Fund                   Munder Tax-Free Short Intermediate Bond Fund
MONEY MARKET FUND                                MONEY MARKET FUNDS
Munder Money Market Fund                         Munder Cash Investment Fund
                                                 Munder Tax-Free Money Market Fund
FRAMLINGTON:                                     Munder U.S. Treasury Money Market Fund
Munder Framlington Emerging Markets Fund
Munder Framlington Global Financial Services
Fund
Munder Framlington Healthcare Fund
Munder Framlington International Growth Fund

     The Equity Funds (with the exception of the Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Future Technology Fund, Munder Growth Opportunities Fund, Munder Index 500 Fund, Munder International NetNet Fund and Munder Framlington Global Financial Services Fund) offer five classes of shares -- Class A, Class B, Class C, Class K, and Class Y Shares. Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Focus Growth Fund, Munder Future Technology Fund, Munder Growth Opportunities Fund, Munder International NetNet Fund and Munder Framlington Global Financial Services Fund offer five classes of shares -- Class A, Class B, Class II, Class K and Class Y Shares. As of December 31, 2000, Class K of the Munder Focus Growth Fund, Munder Growth Opportunities Fund and Munder Framlington Global Financial Services Fund had not commenced operations. Munder Index 500 Fund offers four classes of shares --Class A, Class B, Class K and Class Y

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

Shares. The Money Market Funds of MFT offer three classes of shares -- Class A, Class K and Class Y Shares. Munder Money Market Fund offers four classes of shares -- Class A, Class B, Class C and Class Y Shares. The Financial Highlights of Class A, Class B, Class C, Class II and Class Y Shares are presented in separate annual reports. Each Fund is classified as a diversified management investment company under the 1940 Act, other than Munder Future Technology Fund, Munder Tax-Free Short-Intermediate Bond Fund, Munder Michigan Tax-Free Bond Fund and Munder International Bond Fund which are each classified as non-diversified. On February 14, 2000, Munder Equity Selection Fund and Munder Growth & Income Fund changed their names to Munder Focus Growth Fund and Munder Equity Income Fund, respectively.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements:

     Security Valuation: With respect to the Equity and Income Funds, securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee under the guidelines approved by the Boards of Trustees and Directors. Portfolio securities that are primarily traded on foreign securities exchanges are generally valued at the last sale price of such securities on their respective exchanges, except when an occurrence subsequent to the time a value was so established is likely to have changed such value. In such an event, the fair value of those securities will be determined through the consideration of other factors by or in accordance with guidelines approved by the Boards of Trustees and Directors. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Boards of Trustees and Directors determine that such valuation does not constitute fair value at that time. Debt securities held by the Money Market Funds are also valued on an amortized cost basis, which approximates current market value. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security. Regular review and monitoring of the valuation of securities held by the Money Market Funds is performed pursuant to procedures established by the Boards of Trustees and Directors. Each Money Market Fund seeks to maintain a net asset value per share of $1.00.

     Forward Foreign Currency Exchange Contracts: Each Equity Fund (except Real Estate Equity Investment Fund) and the Munder Bond Fund, Munder Intermediate Bond Fund, Munder International Bond Fund and Munder U.S. Government Income Fund may engage in forward foreign currency exchange contracts in an effort to reduce the level of volatility caused by changes in foreign currency exchange rates. A Fund may use forward foreign currency exchange contracts to facilitate transactions in foreign securities and to manage currency exposure. Forward foreign currency exchange contracts are valued at the exchange rate and are marked-to-market daily. The change in market value is

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

recorded as an unrealized gain or loss. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

     The use of forward foreign currency exchange contracts does not eliminate fluctuations in the underlying prices of a Fund's securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign currency exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, a Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts.

     Foreign Currency: The books and records of Munder International Equity Fund, Munder International Bond Fund, Munder International NetNet Fund, Munder Framlington Emerging Markets Fund and Munder Framlington International Growth Fund are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the exchange rates prevailing at the end of the period. Purchases and sales of investment securities and items of income and expense are translated on the respective dates of such transactions. Unrealized gains and losses, not relating to securities, which result from changes in foreign currency exchange rates have been included in the unrealized appreciation/(depreciation) of foreign currency and net other assets. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment security transactions and foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gains and losses on investment securities sold.

     Futures Contracts: Each of the Equity Funds and the Income Funds may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. A Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that a Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

     Repurchase Agreements: Each of the Funds may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and a Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during a Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during a Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, a Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to a Fund in the event a Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

possible decline in the value of the collateral securities during the period during which a Fund seeks to assert its rights. Munder Capital Management (the "Advisor") or World Asset Management ("World"), a wholly owned subsidiary of the Advisor, reviews the value of the collateral and the creditworthiness of those banks and dealers with which a Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: Each of the Funds may lend portfolio securities, up to 25% of the value of a Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and a Fund will receive any interest or dividends paid on the loaned securities. A Fund may share with the borrower some of the income received on the collateral for the loan or a Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Options: Each of the Equity Funds and the Bond Funds (except the Munder Tax-Free Short-Intermediate Bond Fund) may write put or call options on securities they own or have the right to acquire, and may purchase call or put options written by others. Options may relate to individual securities, stock indices, foreign currencies or futures contracts. The purchase of any of these instruments can result in the loss on the investment in that particular instrument or, in the case of writing covered options, can limit the opportunity to earn a profit on the underlying security. The risk associated with purchasing an option is that a Fund pays a premium whether or not the option is exercised. Additionally, a Fund bears the risk of loss of premium and change in market value should the counterparty not perform under the contract.

     When a Fund purchases an option, the premium paid by a Fund is recorded as an asset. When a Fund writes an option, an amount equal to the premium received is recorded as a liability. The amount of this asset or liability is adjusted daily to reflect the current market value of the option. If an option purchased by a Fund expires unexercised, a Fund realizes a loss equal to the premium paid. If a Fund enters into a closing sale transaction on an option purchased by it, a Fund will recognize a gain if the premium received by a Fund on the closing transaction exceeds the premium paid to purchase the option. When an option written by a Fund expires on its stipulated expiration date, a Fund realizes a gain equal to the net premium received for the option. When a Fund enters into a closing purchase transaction on an option written by it, a Fund realizes a gain or loss equal to the difference between the cost of a closing purchase transaction and the premium received when the call was written. If a written call option is exercised, the premium is added to the proceeds from the sale of the underlying security in determining whether a Fund has realized a gain or loss. If a written put option is exercised, the premium reduces the cost basis of the security purchased by a Fund.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of each Fund are prorated among the share classes based on the relative average net assets of each class.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Securities purchased or sold on a when-issued or delayed delivery basis may be settled a month or more after the trade date. Interest income is not accrued until settlement date. Each Fund instructs the custodian to segregate assets with a current value at least equal to the amount of its when-issued purchase commitments.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual statements issued for fiscal years beginning after December 15, 2000 and will require investment companies to amortize premiums and discounts on fixed income securities. The Funds currently do not amortize premiums on fixed income securities. Upon adoption, the Funds will be required to record a cumulative effect adjustment to reflect the amortization of premiums. The adjustment will reduce net investment income and increase unrealized appreciation on securities and therefore will not impact total net assets. At this time, the Funds have not completed their analysis of the impact, if any, of this accounting change.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least annually by the Equity Funds (excluding Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund and Munder Small Company Growth Fund for which dividends are declared and paid quarterly and the Munder Real Estate Equity Investment Fund for which dividends are declared and paid monthly); declared and paid monthly by the Income Funds (excluding the Munder International Bond Fund for which dividends are declared and paid quarterly); and declared daily and paid monthly by the Money Market Funds. Each Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by a Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Munder Balanced Fund, Munder Equity Income Fund, Munder Index 500 Fund, Munder International NetNet Fund, Munder Multi-Season Growth Fund and Munder Small Company Growth Fund also utilize earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

     As determined on June 30, 2000, permanent differences resulting from different book and tax accounting for organizational costs, net operating losses, currency gains and losses and market discount of certain debt instruments were reclassified at year-end. These reclassifications had no effect on net investment income, net assets or net asset value per share.

     Federal Income Taxes: Each Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

2. INVESTMENT ADVISORS, SUB-ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services, the Advisor is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Fund, at the following annual rates:

                                                   FEES ON ASSETS          FEES ON ASSETS
                                                 UP TO $500 MILLION    EXCEEDING $500 MILLION
                                                 ------------------    ----------------------
Munder Multi-Season Growth Fund..............          1.00%                   0.75%

                                                   FEES ON ASSETS          FEES ON ASSETS
                                                 UP TO $250 MILLION    EXCEEDING $250 MILLION
                                                 ------------------    ----------------------
Munder Framlington Healthcare Fund and Munder
  Framlington International Growth Fund......          1.00%                   0.75%

                                                                FEES ON AVERAGE
                                                                DAILY NET ASSETS
                                                                ----------------
Munder Bio(Tech)(2) Fund, Munder International NetNet Fund,
  and Munder Framlington Emerging Markets Fund..............         1.25%
Munder Future Technology Fund and Munder Micro-Cap Equity
  Fund......................................................         1.00%
Munder Digital Economy Fund, Munder Equity Income Fund,
  Munder Small-Cap Value Fund and Munder Small Company
  Growth Fund...............................................         0.75%
Munder Real Estate Equity Investment Fund...................         0.74%
Munder Balanced Fund........................................         0.65%
The Income Funds............................................         0.50%
The Money Market Funds (excluding Munder Money Market
  Fund).....................................................         0.35%
Munder Money Market Fund....................................         0.40%

     For its advisory services, World is entitled to receive from each Fund a fee, computed daily and payable monthly, based on the average daily net assets of the respective Funds, at the following annual rates:

                                                           FEES ON ASSETS
                                         FEES ON ASSETS       BETWEEN
                                             UP TO            $250 AND           FEES ON ASSETS
                                          $250 MILLION      $500 MILLION     EXCEEDING $500 MILLION
                                         --------------    --------------    ----------------------
Munder Index 500 Fund................        0.20%             0.12%                 0.07%

                                                 FEES ON AVERAGE
                                                 DAILY NET ASSETS
                                                 ----------------
Munder International Equity Fund.............         0.75%

     The Advisor or World voluntarily waived fees and reimbursed expenses for the period ended December 31, 2000, for the following Funds:

                                                                                EXPENSES
                            FUND                                FEES WAIVED    REIMBURSED
                            ----                                -----------    ----------
Munder Future Technology Fund...............................       --           $834,674
Munder Multi-Season Growth Fund.............................     $630,137         --
Munder Framlington Emerging Markets Fund....................       --             46,328
Munder Framlington International Growth Fund................       --                 90

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Pursuant to a sub-advisory agreement with the Advisor, Framlington Overseas Investment Management Limited (the "Sub-Advisor") provides sub-advisory services to the Munder Framlington Funds and is responsible for the management of each Fund's portfolio, including all decisions regarding purchases and sales of portfolio securities. For its services with regard to the Munder Framlington International Growth Fund and the Munder Framlington Healthcare Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.50% of each Fund's average daily net assets up to $250 million, reduced to 0.375% of each Fund's average daily net assets in excess of $250 million. For its services with regard to the Munder Framlington Emerging Markets Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of up to 0.625% of the Fund's average daily net assets. For its services with regard to the Munder Bio(Tech)(2) Fund and the Munder International NetNet Fund, the Advisor pays the Sub-Advisor a monthly fee equal on an annual basis of 0.625% of the Fund's average daily net assets. The Advisor indirectly owns a 49% interest in the Sub-Advisor.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of the Advisor. Comerica provides certain shareholder services to the Funds. As compensation for the shareholder services provided to the Funds, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $431,022 for its shareholder services to the Funds for the period ended December 31, 2000.

     Each Trustee of MFT and Framlington and each Director of MFI is paid an aggregate fee for services provided as a Board member of MFT, MFI, Framlington and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 plus a fee of $1,500 for each meeting of the committee attended. No officer, director or employee of the Advisor, World, Sub-Advisor or Comerica received any compensation from MFI, MFT or Framlington.

3. DISTRIBUTION AND SERVICE PLANS

     The Funds have adopted Service Plans and Distribution and Service Plans (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A, Class B, Class C and Class II Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Funds. The Class B, Class C and Class II Plans also permit payments to be made by each Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Funds). The Funds have also adopted Shareholder Servicing Plans (the "Class K Plans") for the Class K Shares of the Funds. Under the Class K Plans, the Funds are permitted to enter into agreements with institutions that provide shareholder services to their customers.

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the period ended December 31, 2000, the Distributor paid $10,467 to Comerica Securities for shareholder services provided to the Funds.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Comerica is among the Service Organizations who receive shareholder service fees from the Funds under the Plans and Class K Plans. For the period ended December 31, 2000, the Distributor paid $6,303,655 to Comerica for shareholder services provided to the funds.

     The effective rates, as a percentage of average daily net assets, under the Plans and Class K Plans are as follows:

Munder Balanced Fund, Munder Equity Income Fund, Munder International Equity Fund, Munder Micro-Cap Equity Fund, Munder Multi-Season Growth Fund, Munder Real Estate Equity Investment Fund, Munder Small-Cap Value Fund, Munder Small Company Growth Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and the Munder Income Funds:

    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES           CLASS K SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES              SERVICE FEES
    --------------           --------------           --------------           --------------
         0.25%                    1.00%                    1.00%                    0.25%

Munder Bio(Tech)(2) Fund, Munder Digital Economy Fund, Munder Future Technology Fund and Munder International NetNet:

    CLASS A SHARES           CLASS B SHARES           CLASS II SHARES          CLASS K SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES               12B-1 FEES
    --------------           --------------           ---------------          --------------
         0.25%                    1.00%                    1.00%                    0.25%

Munder Index 500 Fund:

    CLASS A SHARES           CLASS B SHARES           CLASS K SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES
    --------------           --------------           --------------
         0.25%                    1.00%                    1.00%

The Money Market Funds (excluding Munder Money Market Fund):

    CLASS A SHARES           CLASS K SHARES
      12B-1 FEES               12B-1 FEES
    --------------           --------------
         0.25%                    0.15%

Munder Money Market Fund:

    CLASS A SHARES           CLASS B SHARES           CLASS C SHARES
      12B-1 FEES               12B-1 FEES               12B-1 FEES
    --------------           --------------           --------------
         0.25%                    1.00%                    1.00%

     For the period ended December 31, 2000, the Distributor voluntarily waived distribution and service fees for the Munder Index 500 Fund in excess of 0.15% and 0.50% of average net assets for the Class A Shares and the Class B Shares, respectively. For the period ended December 31, 2000 the waivers amounted to $250,633 for the Class A Shares and $1,003,920 for the Class B Shares of the Fund.

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

4. SECURITIES TRANSACTIONS

     For the period ended December 31, 2000, purchases and sales of securities other than short-term investments and U.S. Government securities were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................       $   66,258,967          $   36,125,023
Munder Bio(Tech)(2) Fund........................            7,674,754                 377,037
Munder Digital Economy Fund.....................           10,091,476                 677,947
Munder Equity Income Fund.......................           76,420,272              95,287,820
Munder Future Technology Fund...................        1,294,818,708           1,183,892,295
Munder Index 500 Fund...........................          101,327,342             161,204,272
Munder International Equity Fund................           12,654,860              34,069,413
Munder International NetNet Fund................          169,488,581             147,733,006
Munder Micro-Cap Equity Fund....................           88,364,340              80,541,864
Munder Multi-Season Growth Fund.................          119,013,174             219,446,646
Munder Real Estate Equity Investment Fund.......           10,179,312              11,648,829
Munder Small-Cap Value Fund.....................           37,682,344              44,564,129
Munder Small Company Growth Fund................          141,884,935             169,216,376
Munder Framlington Emerging Markets Fund........           40,473,471              35,989,668
Munder Framlington Healthcare Fund..............          473,044,339             108,679,359
Munder Framlington International Growth Fund....           41,040,455               1,174,254
Munder Bond Fund................................          123,779,233              93,250,063
Munder Intermediate Bond Fund...................          203,984,180             213,124,296
Munder International Bond Fund..................           11,079,712              13,870,676
Munder Michigan Tax-Free Bond Fund..............            1,767,440               4,490,746
Munder Tax-Free Bond Fund.......................           27,440,143              37,145,474
Munder Tax-Free Short-Intermediate Bond Fund....           33,803,559              59,101,368

     For the period ended December 31, 2000 purchases and sales of U.S. Government securities, excluding short-term investments were as follows:

                                                      COST OF PURCHASES      PROCEEDS FROM SALES
                                                      -----------------      -------------------
Munder Balanced Fund............................        $ 25,469,587            $ 14,128,500
Munder Bond Fund................................         112,239,988             140,481,398
Munder Intermediate Bond Fund...................         177,524,593             200,000,406
Munder U.S. Government Income Fund..............          17,683,242              35,084,762

     For the period ended December 31, 2000, the Munder Small-Cap Value Fund had the following written covered call and put options contracts:

                                                     NUMBER OF CONTRACTS      PREMIUM AMOUNT
                                                     -------------------      --------------
Beginning of period............................               130               $ 123,731
Written during the period......................             1,013                 626,091
Expired during the period......................              (438)               (238,003)
Closed during the period.......................              (170)               (163,260)
                                                            -----               ---------
Balance at end of period.......................               535               $ 348,559
                                                            =====               =========

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     At December 31, 2000 aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value for Federal income tax purposes was as follows:

                                                            TAX BASIS         TAX BASIS
                                                            UNREALIZED        UNREALIZED
                                                           APPRECIATION      DEPRECIATION
                                                           ------------      ------------
Munder Balanced Fund.................................      $  7,022,771      $  6,827,177
Munder Bio(Tech)(2) Fund.............................           368,851           590,097
Munder Digital Economy Fund..........................           367,035           498,136
Munder Equity Income Fund............................        37,850,939         6,962,836
Munder Future Technology Fund........................        52,392,066       615,766,267
Munder Index 500 Fund................................       431,506,405       101,711,557
Munder International Equity Fund.....................        51,218,377        18,289,681
Munder International NetNet Fund.....................         5,965,970       174,598,759
Munder Micro-Cap Equity Fund.........................        17,232,948        22,758,578
Munder Multi-Season Growth Fund......................       143,596,741        28,401,556
Munder Real Estate Equity Investment Fund............         8,055,505         4,732,545
Munder Small-Cap Value Fund..........................         7,571,509         5,088,211
Munder Small Company Growth Fund.....................        17,311,408        31,516,869
Munder Framlington Emerging Markets Fund.............         2,292,732        16,424,222
Munder Framlington Healthcare Fund...................       117,038,364        93,735,949
Munder Framlington International Growth Fund.........        11,247,054         6,162,474
Munder Bond Fund.....................................         2,431,658         5,500,553
Munder Intermediate Bond Fund........................         4,135,072         4,267,541
Munder International Bond Fund.......................           408,593         2,433,812
Munder U.S. Government Income Fund...................         4,225,489         2,203,995
Munder Michigan Tax-Free Bond Fund...................         1,389,067            80,233
Munder Tax-Free Bond Fund............................         6,332,396           212,683
Munder Tax-Free Short-Intermediate Bond Fund.........         3,734,223           218,014

5. TRANSACTIONS WITH AFFILIATED COMPANIES

     An affiliated company is a company in which the fund has ownership of at least 5% of the voting securities. During the period ended December 31, 2000, the Munder Future Technology Fund held the following securities:

                                               PURCHASED                  SOLD
                           VALUE AT     -----------------------   ---------------------    VALUE AT      REALIZED
       AFFILIATE            6/30/00        COST        SHARES        COST       SHARES     12/31/00        LOSS
       ---------           --------        ----        ------        ----       ------     --------      --------
Blue Stream Ventures
LP......................      --        $ 6,000,000   6,000,000       --          --      $ 6,000,000       --
REMEC, Inc. ............  $73,281,250    11,694,873   1,425,000   $10,943,035   325,000    27,431,250   $(1,329,624)
                                                                                          -----------   -----------
                                                                                          $33,431,250   $(1,329,624)
                                                                                          ===========   ===========

6. GEOGRAPHIC AND INDUSTRY CONCENTRATION

     The Munder Tax-Free Short-Intermediate Bond Fund and Munder Michigan Tax-Free Bond Fund primarily invest in debt obligations issued by the State of Michigan and local governments in the State of Michigan, its political subdivisions, agencies and public authorities to obtain funds for various public purposes. The two Funds are more

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

susceptible to factors adversely affecting issuers of Michigan municipal securities than a municipal bond fund that is not concentrated in these issuers to the same extent. Economic changes affecting the state and certain of its public bodies and municipalities may affect the ability of issuers within the state to pay interest on or repay principal of municipal obligations held by these Funds.

     Certain Funds hold investments that are insured by private insurers who guarantee the payment of principal and interest in the event of default. At December 31, 2000, investments in these securities for the Munder Michigan Tax-Free Bond Fund, Munder Tax-Free Bond Fund, and Munder Tax-Free Short-Intermediate Bond Fund represented 54.9%, 26.4% and 22.4% of holdings, respectively.

     The Munder Bio(Tech)(2) Fund primarily invests in equity securities of companies engaged in the biotechnology industry and other healthcare related companies. The Munder Future Technology Fund primarily invests in equity securities of technology-related companies. The Munder International NetNet Fund primarily invests in foreign companies engaged in the Internet or Intranet related business. The value of these companies is particularly vulnerable to rapidly changing technology, extensive government regulation and relatively high risks of obsolescence caused by scientific and technological advances. Technology stocks, especially those of smaller, less-seasoned companies, tend to be more volatile than the overall market.

     The Munder International Equity Fund and Munder International Bond Fund primarily invest in foreign securities and Munder International NetNet, Munder Framlington International Growth Fund and Munder Framlington Emerging Markets Fund each intend to invest at least 65% of their total net assets in foreign securities. Investing in securities of foreign companies and/or foreign governments involves special risks and considerations not typically associated with investing in U.S. companies and/or U.S. Government securities. These risks include revaluation of currencies and future adverse political and economic developments. Moreover, securities of many foreign companies and foreign governments and their markets may be less liquid and their prices more volatile than those of securities of U.S. companies and the U.S. Government.

     The Munder Framlington Healthcare Fund primarily invests in securities of companies in healthcare industries. These industries are characterized by rapidly changing technology and extensive government regulation.

     The Munder Real Estate Equity Investment Fund primarily invests in equity securities of United States companies which are principally engaged in the real estate industry or which own significant real estate assets, and accordingly, is more susceptible to factors adversely affecting the U.S. real estate industry.

7. ORGANIZATIONAL COSTS

     Expenses incurred prior to June 30, 1998 in connection with the organization of the Funds, including the fees and expenses of registering and qualifying their shares for distribution under Federal securities regulations, are being amortized on a straight-line basis over a period of 5 years from commencement of operations.

8. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Munder Funds established a revolving line of credit with State Street Bank and Trust Company in which Munder Index 500 Fund, Munder Future Technology Fund and Munder Micro-Cap Equity Fund participated. Effective December 20, 2000, the line of credit was extended to include each of the Funds other than the Money Market Funds. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the period ended December 31, 2000 these Funds did not utilize the revolving line of credit and total commitment fees for the Munder Funds were $13,632.

9. SHAREHOLDER MEETING

     On December 20, 2000, a Shareholder Meeting was held because the Sub-Advisor to the Munder International NetNet Fund, Munder Framlington Emerging Markets Fund, Munder Framlington Global Financial Services Fund, Munder Framlington Healthcare Fund, Munder Framlington International Growth Fund and Munder Bio(Tech)(2) Fund (the "Funds"), underwent a change in control upon the acquisition by HSBC Holdings plc of Credit Commercial de France. As a result, the Sub-Advisory Agreements between the Sub-Advisor and the Advisor terminated automatically by their terms. The purpose of the meeting was to consider and vote on approval or disapproval of new Sub-Advisory Agreements for the Funds on substantially the same terms as the terminated Agreements. The shareholders of the Funds approved new Sub-Advisory Agreements at the meeting.

10. INCOME TAX INFORMATION

     As determined at June 30, 2000 the following Funds had available for Federal income tax purposes, unused capital losses as follows:

                                   EXPIRING   EXPIRING    EXPIRING     EXPIRING      EXPIRING     EXPIRING
              FUND                   2001       2002        2003         2005          2007         2008
              ----                 --------   --------   ----------   -----------   ----------   ----------
Munder International NetNet
  Fund..........................     --         --           --           --            --       $2,817,868
Munder Real Estate Equity
  Investment Fund...............     --         --           --           --            --        3,888,959
Munder Small-Cap Value Fund.....     --         --           --           --        $  986,169       --
Munder Framlington Emerging
  Markets Fund..................     --         --           --           --         5,823,745       --
Munder Bond Fund................     --         --           --           --            --        3,087,443
Munder Intermediate Bond Fund...     --         --       $8,154,852   $11,240,318       --        3,667,573
Munder International Bond
  Fund..........................     --         --           --           --            11,521      165,567
Munder Michigan Tax-Free Bond
  Fund..........................     --         --           --           --            --          515,029
Munder Tax-Free Bond Fund.......     --         --           --           --            --          456,029
Munder Tax-Free Money Market
  Fund..........................   $39,684    $15,088        12,291       --            --            8,085

           The Munder Funds
                   Notes To Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Certain capital and net foreign currency losses realized after October 31 within the taxable year may be deferred and treated as occurring on the first day of the following tax year. The following Munder Funds have elected to defer net capital and currency losses arising between November 1, 1999 and June 30, 2000 as follows:

                                                                    AMOUNT
                                                                  -----------
Munder Future Technology Fund...............................      $73,116,497
Munder Real Estate Equity Investment Fund...................        5,574,137
Munder Small-Cap Value Fund.................................           96,169
Munder Framlington International Growth Fund................          126,401
Munder Bond Fund............................................        8,563,772
Munder Intermediate Bond Fund...............................        7,584,673
Munder U.S. Government Income Fund..........................        1,017,955
Munder Michigan Tax-Free Bond Fund..........................        2,543,201


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan

OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Elyse G. Essick, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Libby E. Wilson, Treasurer
            Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110

DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109

LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006

INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

SANNK1200

INVESTMENT ADVISOR: Munder Capital Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]

                                                              Semi-Annual Report
                                                           CLASS A, B & Y SHARES

                                                               December 31, 2000

[MUNDER FUNDS BE FOCUSED LOGO]
                                                       THE MUNDER INDEX 500 FUND

                                                                    "Since the goal of the Munder Index 500
                                                                    Fund is to track the total return of the
                                                                    S&P 500 Index, the weighting of each of
                                                                    the 500 stocks in the Fund is monitored
                                                                    closely, relative to its weight in the S&P
                                                                    500 universe."

THE MUNDER FUNDS LETTER TO SHAREHOLDERS

DEAR FELLOW SHAREHOLDERS:

       The following pages contain the most recent financial information on your investment in the Munder Index 500 Fund. The goal of the Munder Index 500 Fund is to track the total return of the S&P 500 Index. This Fund is often the choice of investors who want to participate in the stock market but prefer to limit their downside risk to that of the overall market, as measured by the S&P 500 Index.

       The S&P 500 universe consists of 500 stocks that are chosen on the basis of their market size, liquidity and industry group representation. It is a market-valued weighted index, with the largest companies in the S&P 500 universe having the greatest impact on the S&P 500's return. As of June 30, 2000, the market value of the companies in the Index ranged from $600 million to $475 billion.

       During the last six months of 2000, the S&P 500 Index generated a -8.72% return. The weakness in the stock market, however, was not as broad-based as that return would suggest. The market decline was largely caused by technology-related stocks. In fact, only three of the eleven sectors of the S&P 500 universe generated a negative return during the last half of the year. The decline in the technology sector, though, with a return of -41.7% and a weighting of just under 22% in the S&P 500 universe, was enough to subtract close to nine percentage points from the S&P 500's return. In contrast, the healthcare and financials sectors, the most heavily weighted sectors of the S&P 500 universe aside from technology, had returns of 26.2% (financials) and 9.6% (healthcare) for the last half of 2000. Diversity of performance among stock market sectors, although more extreme than usual during 2000, is a common characteristic of the investment environment.

       Since the goal of the Munder Index 500 Fund is to track the total return of the S&P 500 Index, the weighting of each of the 500 stocks in the Fund is monitored closely, relative to its weight in the S&P 500 universe. Cash flows are invested promptly in order to minimize their impact on the Fund's return.

       If you have any questions about this Fund, please call your financial advisor. You may also contact the Fund at 1-800-4MUNDER or through our website at www.munder.com. Thank you for your confidence in the investment advisor, Munder Capital Management, and The Munder Family of Mutual Funds. We value the opportunity to work with you towards meeting your investment objectives.

       Very truly yours,

       /s/ James C. Robinson
       James C. Robinson, Chairman and CEO
       Munder Capital Management

           Table of
                   Contents

           ---------------------------------------------------------------------

                 FUND OVERVIEW
                                II          Management's Discussion and Analysis
                                II          Munder Index 500 Fund

                 PORTFOLIO OF INVESTMENTS --
                                1           Munder Index 500 Fund
                                13          FINANCIAL STATEMENTS
                                18          FINANCIAL HIGHLIGHTS
                                21          NOTES TO FINANCIAL STATEMENTS

           ---------------------------------------------------------------------
           MUTUAL FUND SHARES ARE NOT DEPOSITS OR OBLIGATIONS OF, OR GUARANTEED OR ENDORSED BY ANY BANK AND ARE
           NOT FEDERALLY INSURED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION, THE FEDERAL RESERVE BOARD, OR ANY
           OTHER AGENCY. ALL MUTUAL FUND SHARES INVOLVE CERTAIN RISKS, INCLUDING POSSIBLE LOSS OF PRINCIPAL.

           Management's Discussion of
                   Fund Performance

           ---------------------------------------------------------------------

THE INVESTMENT ENVIRONMENT
     A slowing in the pace of economic growth occurred during the last half of 2000. In August, the National Association of Purchasing Management's (NAPM) Index slipped below 50 with a reading of 49.5 and remained below 50 for the remainder of the year. By December, the Index had fallen to 43.7, the lowest reading since April 1991. The large decline in this measure of industrial activity contributed to the dramatic downward shift in analysts' expectations regarding economic growth that occurred during the fourth quarter.

THE STOCK MARKET
     The broad stock market turned in a negative performance for the last half of the year, with the S&P 500 Index down by 8.72%. Most of the decline occurred in the fourth quarter, with the S&P 500 showing a return of -7.83% compared with its -0.97% return for the third quarter. The six-month period was even more difficult for the technology-heavy NASDAQ Index which fell by 37.71%.

     It is important to note that the weakness in the stock market was not as broad-based as the popular stock market averages would suggest. The market decline was largely caused by technology-related stocks which drove the S&P universe up in 1998 and 1999 and down in 2000. For example, the price-only return (without dividends) for the S&P 500 Index was 19.5% in 1999. Without the close to 75% return from the technology sector, that return would have been 4%. In 2000, the price only return was -10.1%. Without technology, the return would have been -0.6%.

     Despite the negative impact that the brutal decline in the technology sector had on overall market psychology, most sectors of the S&P 500 managed to generate strong positive returns for the last half of the year. In fact, eight of the eleven sectors of the S&P 500 earned positive returns during this six-month time period. The two most heavily weighted sectors of the S&P 500 universe, with the exception of technology, were financials with a 26.3% return and healthcare which earned a 9.6% return. However, the technology sector, with a return close to -42% and a weighting of over 21% in the S&P 500 universe, subtracted close to nine percentage points from the Index's return during the last half of the year. The negative impact from the technology sector, combined with negative returns from the communication services and consumer cyclicals sectors, was enough to push the S&P 500 Index into negative territory for the July through December period.

     The following paragraphs detail the performance of The Munder Index 500 Fund. The Fund offers its shares to investors in several classes. These classes have different sales charges and expenses, which affect performance. Performance figures in the following narrative discussion represent the performance of Class Y shares, net of Fund expenses.

MUNDER INDEX 500 FUND

FUND MANAGERS: TODD B. JOHNSON AND KEN A. SCHLUCHTER
     The Fund earned a return of -8.88% for the six-month period ended December 31, 2000, relative to the -8.72% return for the S&P 500 Index and the -8.83% average return for the Lipper universe of mutual funds with the objective of tracking the S&P 500 Index. Compared to

           ---------------------------------------------------------------------

the Lipper universe, the Fund has earned average or above-average returns for the three-month, one-year, two-year, three-year, five-year and ten-year periods ending December 31.

     During the last half of the year, the S&P 500 Index exhibited a -8.72% return. Only three of the eleven sectors of the S&P 500 earned a negative return during this six-month period. However, the technology sector, with a -41.7% return and a close to 22% weighting in the Index, subtracted almost nine percentage points from the Index's return. Communication services and consumer cyclicals were the other sectors that ended up in negative territory for the last half of 2000.

     The top performing sector in the S&P 500 universe during the second half of 2000 was the utilities sector, with a return of 37.3%. Other strong sectors included financials (26.2%), transportation (24.2%) and basic materials (15.5%). However, the transportation and basic materials sector have low weights in the Index and therefore had only a small impact on the S&P 500's return.

     Overall in 2000, the Fund again met its goal of tracking the total return of the S&P 500 Index. Each of the 500 stocks held in the Fund is carefully monitored to ensure that its weight is in line with the stock's weighting in the S&P 500 Index. Cash flows are invested promptly to minimize their impact on returns.

                      [This Page Intentionally Left Blank]

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS -- 98.9%
    ADVERTISING -- 0.2%
     34,300    Interpublic Group
                 of Companies,
                 Inc.               $    1,459,894
     19,900    Omnicom, Inc.             1,649,212
                                    --------------
                                         3,109,106
                                    --------------
    AEROSPACE -- 1.1%
     99,798    Boeing Company            6,586,668
     22,500    General Dynamics
                 Corporation             1,755,000
     48,342    Lockheed Martin
                 Corporation             1,641,211
      7,900    Northrop Grumman
                 Corporation               655,700
     52,792    United Technologies
                 Corporation             4,150,771
                                    --------------
                                        14,789,350
                                    --------------
    AIRLINES -- 0.3%
     16,700    AMR Corporation             654,431
     13,800    Delta Air Lines,
                 Inc.                      692,588
     56,112    Southwest Airlines
                 Company                 1,881,435
      7,500    US Airways Group,
                 Inc.+                     304,219
                                    --------------
                                         3,532,673
                                    --------------
    APPAREL -- 0.2%
      5,800    Liz Claiborne,
                 Inc.                      241,425
     30,100    NIKE, Inc., Class B       1,679,956
      6,300    Reebok
                 International
                 Ltd.+                     172,242
     12,700    V.F. Corporation            460,248
                                    --------------
                                         2,553,871
                                    --------------
    AUTOMOBILES -- 0.7%
    211,616    Ford Motor Company        4,959,750
     63,400    General Motors
                 Corporation             3,229,437
     33,900    Harley-Davidson,
                 Inc.                    1,347,525
      6,880    Navistar
                 International
                 Corporation+              180,170
                                    --------------
                                         9,716,882
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    AUTOMOBILE PARTS AND EQUIPMENT -- 0.2%
     14,300    AutoZone, Inc.+      $      407,550
      4,700    Cummins Engine,
                 Inc.                      178,306
     16,618    Dana Corporation            254,463
     62,833    Delphi Automotive
                 Systems
                 Corporation               706,871
     19,425    Genuine Parts
                 Company                   508,692
      9,600    Johnson Controls,
                 Inc.                      499,200
     13,900    TRW, Inc.                   538,625
     14,567    Visteon Corporation         167,521
                                    --------------
                                         3,261,228
                                    --------------
    BANKS -- 6.0%
     42,150    AmSouth
                 Bancorporation            642,788
    182,699    Bank of America
                 Corporation             8,381,317
     83,200    Bank of New York,
                 Inc.                    4,591,600
    129,905    Bank One
                 Corporation             4,757,771
     44,600    BB&T Corporation          1,664,137
     23,385    Charter One
                 Financial, Inc.           675,242
    147,102    Chase Manhattan
                 Corporation             6,683,947
     17,450    Comerica, Inc.            1,036,094
     52,087    Fifth Third
                 Bancorporation          3,112,198
    109,934    First Union
                 Corporation             3,057,539
    106,674    Firstar Corporation       2,480,170
    101,715    FleetBoston
                 Financial
                 Corporation             3,820,670
     28,042    Huntington
                 Bancshares, Inc.          453,930
     47,800    KeyCorp                   1,338,400
     95,652    MBNA Corporation          3,533,146
     17,700    Morgan (J.P.) &
                 Company, Inc.           2,929,350
    125,778    Morgan Stanley,
                 Dean Witter,
                 Discover and
                 Company                 9,967,906

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    BANKS (CONTINUED)
     68,500    National City
                 Corporation        $    1,969,375
     25,000    Northern Trust
                 Corporation             2,039,062
     15,395    Old Kent Financial
                 Corporation               673,531
     32,500    PNC Bank
                 Corporation             2,374,531
     18,900    Southtrust
                 Corporation               768,994
     18,000    State Street
                 Corporation             2,235,780
     19,700    Summit Bancorp              752,294
     33,200    SunTrust Banks,
                 Inc.                    2,091,600
     31,700    Synovus Financial
                 Corporation               853,919
     84,579    U.S. Bancorp              2,468,650
     15,200    Union Planters
                 Corporation               543,400
     22,735    Wachovia
                 Corporation             1,321,472
     60,264    Washington Mutual,
                 Inc.                    3,197,758
                                    --------------
                                        80,416,571
                                    --------------
    BROADCASTING -- 0.3%
     65,663    Clear Channel
                 Communications+         3,180,552
      5,600    Meredith
                 Corporation               180,250
                                    --------------
                                         3,360,802
                                    --------------
    BUILDING MATERIALS -- 1.1%
      6,600    Centex Corporation          247,913
      6,775    Crane Company               192,664
    260,019    Home Depot, Inc.         11,879,618
      4,800    Kaufman & Broad
                 Home Corporation          161,700
     50,100    Masco Corporation         1,286,944
     13,933    Pall Corporation            296,947
      4,700    Pulte Corporation           198,281
     11,300    Vulcan Materials
                 Company                   540,987
                                    --------------
                                        14,805,054
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    BUSINESS EQUIPMENT AND SUPPLIES  -- 1.4%
     12,500    Avery Dennison
                 Corporation        $      685,937
    197,000    International
                 Business Machines
                 Corporation            16,745,000
     28,500    Pitney Bowes, Inc.          944,062
     74,700    Xerox Corporation           345,488
                                    --------------
                                        18,720,487
                                    --------------
    BUSINESS SERVICES -- 0.5%
     81,813    Cendant
                 Corporation+              787,450
     17,100    Convergys
                 Corporation+              774,844
      8,200    Deluxe Corporation          207,214
      8,600    Fluor Corporation+          284,338
     32,980    IMS Health, Inc.            890,460
     10,700    NCR Corporation+            525,637
     41,650    Paychex, Inc.             2,025,231
     20,100    Robert Half
                 International,
                 Inc.+                     532,650
     14,507    Sabre Holdings
                 Corporation,
                 Class A                   625,614
                                    --------------
                                         6,653,438
                                    --------------
    CHEMICALS AND PLASTICS -- 2.3%
     25,700    Air Products &
                 Chemicals, Inc.         1,053,700
     76,350    Dow Chemical
                 Company                 2,796,319
    117,049    dupont (E.I.) de
                 Nemours & Company       5,654,930
      8,675    Eastman Chemical
                 Company                   422,906
     14,500    Ecolab, Inc.                626,219
     14,250    Engelhard
                 Corporation               290,344
      3,400    FMC Corporation+            243,738
      5,600    Great Lakes
                 Chemical
                 Corporation               208,250
     12,100    Hercules, Inc.              230,656
     10,537    Kerr-McGee
                 Corporation               705,320

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    CHEMICALS AND PLASTICS (CONTINUED)
     44,300    Minnesota Mining &
                 Manufacturing
                 Company            $    5,338,150
    144,779    Pharmacia
                 Corporation             8,831,519
     17,600    Praxair, Inc.               781,000
     20,600    Rockwell
                 International
                 Corporation               981,075
     24,452    Rohm & Haas Company         887,913
      8,712    Sigma-Aldrich
                 Corporation               342,490
     15,100    Union Carbide
                 Corporation               812,569
                                    --------------
                                        30,207,098
                                    --------------
    COAL -- 0.0%#
     24,500    CSX Corporation             635,469
                                    --------------
    COMMUNICATION EQUIPMENT -- 0.7%
     31,112    Avaya, Inc.+                320,843
     20,500    Cabletron Systems,
                 Inc.+                     308,781
    245,241    Motorola, Inc.            4,966,130
     19,800    National
                 Semiconductor
                 Corporation+              398,475
     17,800    Scientific-
                 Atlanta, Inc.             579,612
     45,900    Tellabs, Inc.+            2,593,350
                                    --------------
                                         9,167,191
                                    --------------
    COMPUTER HARDWARE, SOFTWARE OR
      SERVICES -- 11.0%
     26,900    Adobe Systems,
                 Inc.                    1,565,244
     34,900    Advanced Micro
                 Devices, Inc.+            482,056
    262,300    America Online,
                 Inc.+                   9,128,040
     36,500    Apple Computer,
                 Inc.+                     542,938
      6,500    Autodesk, Inc.              175,094
     70,900    Automatic Data
                 Processing, Inc.        4,488,856

SHARES                                       VALUE
--------------------------------------------------
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
     27,757    BMC Software, Inc.+  $      388,598
     30,000    BroadVision, Inc.+          354,375
     16,200    Ceridian
                 Corporation+              322,988
    808,000    Cisco Systems,
                 Inc.+                  30,906,000
     20,800    Citrix Systems,
                 Inc.+                     468,000
    190,823    Compaq Computer
                 Corporation             2,871,886
     65,175    Computer Associates
                 International,
                 Inc.                    1,270,912
     18,800    Computer Sciences
                 Corporation+            1,130,350
     40,800    Compuware
                 Corporation+              255,000
    290,400    Dell Computer
                 Corporation+            5,063,850
     52,200    Electronic Data
                 Systems
                 Corporation             3,014,550
     36,200    Gateway 2000, Inc.+         651,238
    222,000    Hewlett Packard
                 Company                 7,006,875
     89,550    Honeywell
                 International,
                 Inc.                    4,236,834
     22,900    Intuit, Inc.+               903,119
      8,900    Mercury Interactive
                 Corporation+              803,225
    598,700    Microsoft
                 Corporation+           25,968,612
     35,500    Network Appliance,
                 Inc.+                   2,278,656
     36,400    Novell, Inc.+               189,963
    628,400    Oracle Corporation+      18,262,875
     63,253    Palm, Inc.+               1,790,851
     30,400    Parametric
                 Technology
                 Corporation+              408,500
     32,087    PeopleSoft, Inc.+         1,193,235
     13,200    Sapient
                 Corporation+              157,575
     48,200    Siebel Systems,
                 Inc.+                   3,259,525
    361,500    Sun Microsystems,
                 Inc.+                  10,076,812
     35,000    Unisys Corporation+         511,875

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    COMPUTER HARDWARE, SOFTWARE OR SERVICES
      (CONTINUED)
     43,800    VERITAS Software
                 Corporation+       $    3,832,500
     62,700    Yahoo!, Inc.+             1,884,919
                                    --------------
                                       145,845,926
                                    --------------
    COMPUTER -- SEMICONDUCTORS -- 3.7%
     91,100    Applied Materials,
                 Inc.+                   3,478,881
     33,200    Applied Micro
                 Circuits
                 Corporation+            2,489,482
    245,700    EMC Corporation+         16,339,050
    755,600    Intel Corporation        22,715,225
     35,800    LSI Logic
                 Corporation+              611,822
     63,600    Micron Technology,
                 Inc.+                   2,257,800
     10,100    QLogic Corporation+         777,700
     20,200    Vitesse
                 Semiconductor
                 Corporation+            1,117,313
                                    --------------
                                        49,787,273
                                    --------------
    CONSUMER NON-DURABLES -- 4.6%
    103,229    Corning, Inc.             5,451,781
  1,112,500    General Electric
                 Company                53,330,469
     10,500    Grainger (W.W.),
                 Inc.                      383,250
     42,820    Lowe's Companies,
                 Inc.                    1,905,490
                                    --------------
                                        61,070,990
                                    --------------
    CONSUMER SERVICES -- 0.0%#
     10,300    Block (H & R),
                 Inc.                      426,163
                                    --------------
    CONTAINERS -- 0.0%#
      3,300    Ball Corporation            152,006
     17,700    Pactiv Corporation+         219,038
      9,369    Sealed Air
                 Corporation+              285,754
                                    --------------
                                           656,798
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    COSMETICS -- TOILETRY -- 0.1%
      6,200    Alberto-Culver
                 Company, Class B   $      265,438
     26,600    Avon Products,
                 Inc.                    1,273,475
                                    --------------
                                         1,538,913
                                    --------------
    DIVERSIFIED -- 1.1%
     17,400    Fortune Brands,
                 Inc.                      522,000
     11,100    Loews Corporation         1,149,544
     38,100    Raytheon Company,
                 Class B                 1,183,481
     16,200    Textron, Inc.               753,300
     20,200    Thermo Electron
                 Corporation+              600,950
    196,418    Tyco International
                 Ltd.                   10,901,199
                                    --------------
                                        15,110,474
                                    --------------
    DRUGS AND HEALTH CARE -- 0.6%
     15,914    Aetna, Inc.+                653,469
     16,600    Biogen, Inc.+               997,037
     21,500    Chiron Corporation+         956,750
      9,800    Forest
                 Laboratories,
                 Inc.+                   1,302,175
     19,000    King
                 Pharmaceuticals,
                 Inc.+                     982,062
     23,300    MedImmune, Inc.+          1,111,119
     12,800    Quintiles
                 Transnational
                 Corporation+              268,000
     11,400    Watson
                 Pharmaceuticals,
                 Inc.+                     583,538
      6,900    Wellpoint Health
                 Networks, Inc.+           795,225
                                    --------------
                                         7,649,375
                                    --------------
    ELECTRICAL EQUIPMENT -- 0.9%
     21,700    American Power
                 Conversion
                 Corporation+              268,538
     10,400    Cooper Industries,
                 Inc.                      477,750
     22,000    Molex, Inc.                 781,000
      8,800    Power-One, Inc.+            345,950

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    ELECTRICAL EQUIPMENT (CONTINUED)
     10,600    Tektronix, Inc.      $      357,087
    194,200    Texas Instruments,
                 Inc.                    9,200,225
      6,500    Thomas & Betts
                 Corporation               105,219
                                    --------------
                                        11,535,769
                                    --------------
    ELECTRONICS -- 2.7%
     50,749    Agilent
                 Technologies,
                 Inc.+                   2,778,508
     44,500    Altera Corporation+       1,170,906
     40,100    Analog Devices,
                 Inc.+                   2,052,619
     26,400    Broadcom
                 Corporation,
                 Class A+                2,217,600
     25,500    Conexant Systems,
                 Inc.+                     392,063
      7,900    Eaton Corporation           593,981
     47,800    Emerson Electric
                 Company                 3,767,237
    108,000    JDS Uniphase
                 Corporation+            4,502,250
     20,800    KLA-Tencor
                 Corporation+              700,700
     14,500    Lexmark
                 International
                 Group, Inc.,
                 Class A+                  642,531
     35,600    Linear Technology
                 Corporation             1,646,500
     31,700    Maxim Integrated
                 Products, Inc.+         1,515,656
     14,600    Novellus Systems,
                 Inc.+                     524,688
     84,000    QUALCOMM, Inc.+           6,903,750
     16,900    Sanmina
                 Corporation+            1,294,962
     71,600    Solectron
                 Corporation+            2,427,240
     19,400    Teradyne, Inc.+             722,650
     36,800    Xilinx, Inc.+             1,697,400
                                    --------------
                                        35,551,241
                                    --------------

SHARES                                       VALUE
--------------------------------------------------
    ENERGY AND RESOURCES -- 0.4%
     24,165    Burlington
                 Resources, Inc.    $    1,220,332
     31,600    Calpine
                 Corporation+            1,423,975
     14,372    Devon Energy
                 Corporation               876,261
      8,900    Progress Energy,
                 Inc.                      437,769
     11,100    Progress Energy,
                 Inc. 12/31/2005+            4,995
     33,195    Reliant Energy,
                 Inc.                    1,437,758
     22,878    Sempra Energy               531,914
                                    --------------
                                         5,933,004
                                    --------------
    ENTERTAINMENT -- 1.2%
      9,800    Brunswick
                 Corporation               161,088
    234,008    Disney (Walt)
                 Company                 6,771,606
      8,100    Harcourt General
                 Corporation               463,320
     19,250    Hasbro, Inc.                204,531
     47,611    Mattel, Inc.                687,503
    149,100    Time Warner, Inc.         7,788,984
                                    --------------
                                        16,077,032
                                    --------------
    FINANCIAL SERVICES -- 7.0%
    149,300    American Express
                 Company                 8,202,169
     28,228    American General
                 Corporation             2,300,582
     22,000    Capital One
                 Financial
                 Corporation             1,447,875
    155,559    Charles Schwab
                 Corporation             4,413,987
     29,600    CIT Group, Inc.,
                 Class A                   595,700
    564,372    Citigroup, Inc.          28,818,245
     12,600    Countrywide Credit
                 Industries                633,150
      9,900    Dow Jones &
                 Company, Inc.             560,588
     15,800    Equifax, Inc.               453,263
    113,100    Fannie Mae                9,811,425
     78,000    Federal Home Loan
                 Mortgage
                 Corporation             5,372,250

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    FINANCIAL SERVICES (CONTINUED)
     44,392    First Data
                 Corporation        $    2,338,903
     53,106    Household
                 International,
                 Inc.                    2,920,830
     26,800    Lehman Brothers
                 Holdings, Inc.          1,812,350
     55,000    Mellon Financial
                 Corporation             2,705,312
     91,000    Merrill Lynch &
                 Company, Inc.           6,205,062
     18,140    Moody's Corporation         465,971
     24,800    Regions Financial
                 Corporation               677,350
     25,100    Stilwell Financial,
                 Inc.                      989,881
      5,500    Temple-Inland,
                 Inc.                      294,938
     18,400    USA Education,
                 Inc.                    1,251,200
    191,860    Wells Fargo &
                 Company                10,684,204
                                    --------------
                                        92,955,235
                                    --------------
    FOOD AND BEVERAGES -- 4.6%
     47,393    Albertson's, Inc.         1,255,914
    101,300    Anheuser-Busch
                 Companies, Inc.         4,609,150
     47,400    Campbell Soup
                 Company                 1,641,225
    278,400    Coca-Cola Company        16,965,000
     47,100    Coca-Cola
                 Enterprises,
                 Inc.                      894,900
     59,650    ConAgra, Inc.             1,550,900
      4,100    Coors (Adolph)
                 Company, Class B          329,281
     38,800    Heinz (H.J.)
                 Company                 1,840,575
     15,400    Hershey Foods
                 Corporation               991,375
     45,500    Kellogg Company           1,194,375
    162,100    PepsiCo, Inc.             8,034,081
    249,600    Philip Morris Cos.,
                 Inc.                   10,982,400
     14,700    Quaker Oats Company       1,431,412
     34,300    Ralston-Purina
                 Company                   896,088

SHARES                                       VALUE
--------------------------------------------------
    FOOD AND BEVERAGES (CONTINUED)
     93,600    Sara Lee
                 Corporation        $    2,299,050
     64,132    Unilever NV               4,036,308
     18,200    UST, Inc.                   510,738
     12,700    Wrigley (Wm) Jr.
                 Company                 1,216,819
                                    --------------
                                        60,679,591
                                    --------------
    FOOD DISTRIBUTION -- 0.6%
     70,798    Archer-Daniels-
                 Midland Company         1,061,970
     31,900    General Mills,
                 Inc.                    1,421,544
     92,400    Kroger Company+           2,500,575
     14,700    Supervalu, Inc.             203,962
     74,600    Sysco Corporation         2,238,000
     15,800    Winn Dixie Stores,
                 Inc.                      306,125
                                    --------------
                                         7,732,176
                                    --------------
    GAS AND PIPELINE UTILITIES -- 0.4%
     36,300    Dynegy, Inc.              2,035,069
     26,000    El Paso Energy
                 Corporation             1,862,250
     12,900    Kinder Morgan,
                 Inc.                      673,219
     22,932    NiSource, Inc.              705,159
                                    --------------
                                         5,275,697
                                    --------------
    GLASS PRODUCTS -- 0.1%
     18,900    PPG Industries,
                 Inc.                      875,306
                                    --------------
    HEALTH CARE FACILITIES -- 0.4%
     61,977    HCA-The Healthcare
                 Corporation             2,727,608
     18,700    Humana, Inc.+               285,175
     11,450    Manor Care, Inc.+           236,156
     35,600    Tenet Healthcare
                 Corporation             1,581,975
                                    --------------
                                         4,830,914
                                    --------------
    HEALTH CARE PRODUCTS -- 5.1%
    173,700    Abbott Laboratories       8,413,594
     14,500    Allergan, Inc.            1,403,781
      5,900    Bausch & Lomb,
                 Inc.                      238,581
     28,300    Becton, Dickinson &
                 Company                   979,888

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    HEALTH CARE PRODUCTS (CONTINUED)
    258,900    Merck & Co, Inc.     $   24,239,512
    708,325    Pfizer, Inc.             32,582,950
                                    --------------
                                        67,858,306
                                    --------------
    HOLDING COMPANIES -- 0.2%
     32,000    Providian, LLC            1,840,000
     24,300    Public Service
                 Enterprise              1,181,588
                                    --------------
                                         3,021,588
                                    --------------
    HOME APPLIANCES -- 0.3%
      9,100    Black & Decker
                 Corporation               357,175
     33,779    Illinois Tool
                 Works, Inc.             2,011,962
      8,600    Maytag Corporation          277,888
      6,550    Snap-On, Inc.               182,581
      9,900    Stanley Works               308,756
      7,500    Whirlpool
                 Corporation               357,656
                                    --------------
                                         3,496,018
                                    --------------
    HOME FURNISHINGS AND HOUSEWARES -- 0.8%
    146,800    American Home
                 Products
                 Corporation             9,329,140
     22,000    Leggett & Platt,
                 Inc.                      416,625
     29,897    Newell Rubbermaid,
                 Inc.                      680,157
      6,400    Tupperware
                 Corporation               130,800
                                    --------------
                                        10,556,722
                                    --------------
    HOTELS AND RESTAURANTS -- 0.7%
     13,400    Darden Restaurants,
                 Inc.                      306,525
     13,000    Harrah's
                 Entertainment
                 Corporation+              342,875
     41,300    Hilton Hotels
                 Corporation               433,650
     26,800    Marriott
                 International,
                 Inc.                    1,132,300
    147,200    McDonald's
                 Corporation             5,004,800

SHARES                                       VALUE
--------------------------------------------------
    HOTELS AND RESTAURANTS (CONTINUED)
     21,100    Starbucks
                 Corporation+       $      933,675
     21,700    Starwood Hotels &
                 Resorts
                 Worldwide, Inc.           764,925
     16,440    Tricon Global
                 Restaurants,
                 Inc.+                     542,520
     12,700    Wendy's
                 International,
                 Inc.                      333,375
                                    --------------
                                         9,794,645
                                    --------------
    INSURANCE -- 4.1%
     29,800    AFLAC, Inc.               2,151,187
     82,120    Allstate
                 Corporation             3,577,352
     11,850    Ambac Financial
                 Group, Inc.               691,003
    261,317    American
                 International
                 Group, Inc.            25,756,057
     28,625    AON Corporation             980,406
     19,599    Chubb Corporation         1,695,314
     17,200    CIGNA Corporation         2,275,560
     18,000    Cincinnati
                 Financial
                 Corporation               712,125
     36,498    Conseco, Inc.               481,317
     25,100    Hartford Financial
                 Services Group,
                 Inc.                    1,772,688
     11,550    Jefferson-Pilot
                 Corporation               863,363
     21,500    Lincoln National
                 Corporation             1,017,219
     30,900    Marsh & McLennan
                 Companies, Inc.         3,615,300
     11,000    MBIA, Inc.                  815,375
     86,000    MetLife, Inc.             3,010,000
     11,900    MGIC Investment
                 Corporation               802,506
      8,200    Progressive
                 Corporation               849,725
     14,300    SAFECO Corporation          470,113
     24,458    St. Paul Companies,
                 Inc.                    1,328,375

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    INSURANCE (CONTINUED)
     14,400    Torchmark, Inc.      $      553,500
     26,896    UnumProvident
                 Corporation               722,830
                                    --------------
                                        54,141,315
                                    --------------
    INVESTMENT COMPANIES -- 0.2%
     11,942    Bear Stearns
                 Companies, Inc.           605,310
     27,300    Franklin
                 Resources, Inc.         1,040,130
     13,600    T. Rowe Price
                 Group, Inc.+              574,813
                                    --------------
                                         2,220,253
                                    --------------
    MACHINERY AND HEAVY EQUIPMENT -- 0.4%
     38,600    Caterpillar, Inc.         1,826,263
     26,300    Deere & Company           1,204,869
     22,800    Dover Corporation           924,825
     18,150    Ingersoll-Rand
                 Company                   760,031
     13,050    Parker-Hannifin
                 Corporation               575,831
                                    --------------
                                         5,291,819
                                    --------------
    MANUFACTURING -- 0.3%
     36,250    Alcan Aluminum
                 Ltd.                    1,239,297
     45,700    Boston Scientific
                 Corporation+              625,519
      2,500    Briggs & Stratton
                 Corporation               110,938
      7,600    Brown-Forman
                 Corporation,
                 Class B                   505,400
     15,900    Danaher Corporation       1,087,162
      8,640    PACCAR, Inc.                425,520
     18,000    Sherwin-Williams
                 Company                   473,625
                                    --------------
                                         4,467,461
                                    --------------
    MEDICAL INSTRUMENTS, SERVICES, AND
      SUPPLIES -- 2.9%
      5,600    Bard (C.R.), Inc.           260,750
     33,000    Baxter
                 International,
                 Inc.                    2,914,312

SHARES                                       VALUE
--------------------------------------------------
    MEDICAL INSTRUMENTS, SERVICES, AND SUPPLIES
      (CONTINUED)
     19,900    Biomet, Inc.         $      789,781
     31,374    Cardinal Health,
                 Inc.                    3,125,635
     34,200    Guidant
                 Corporation+            1,844,663
     43,189    HEALTHSOUTH
                 Corporation+              704,521
    156,100    Johnson & Johnson
                 Company                16,400,256
    135,000    Medtronic, Inc.           8,150,625
      9,450    St. Jude Medical,
                 Inc.                      580,584
     22,000    Stryker Corporation       1,112,980
     35,800    UnitedHealth Group,
                 Inc.+                   2,197,225
                                    --------------
                                        38,081,332
                                    --------------
    METALS AND MINING -- 0.4%
     97,136    Alcoa, Inc.               3,254,056
     44,300    Barrick Gold
                 Corporation               725,634
     16,700    Freeport McMoRan
                 Copper & Gold,
                 Class B+                  142,994
     29,300    Homestake Mining
                 Company                   122,694
     20,400    Inco Ltd.+                  341,904
     18,855    Newmont Mining
                 Corporation               321,713
      8,815    Phelps Dodge
                 Corporation               491,987
     36,700    Placer Dome, Inc.           353,238
                                    --------------
                                         5,754,220
                                    --------------
    NATURAL GAS -- 0.6%
     83,830    Enron Corporation         6,968,368
     15,000    KeySpan Corporation         635,625
      5,300    NICOR, Inc.                 228,894
      3,400    ONOEK, Inc.                 163,625
                                    --------------
                                         7,996,512
                                    --------------
    NETWORKING PRODUCTS -- 0.0%#
     11,100    Adaptec, Inc.+              113,775
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    NEWS AND PUBLISHING -- 0.7%
     29,600    Gannett Company,
                 Inc.               $    1,866,650
     59,894    Kimberly-Clark
                 Corporation             4,233,907
      8,200    Knight-Ridder,
                 Inc.                      466,375
     18,300    New York Times
                 Company, Class A          733,144
     33,900    Tribune Company           1,432,275
                                    --------------
                                         8,732,351
                                    --------------
    OIL -- 5.9%
     10,100    Amerada Hess
                 Corporation               737,931
     13,700    Apache Corporation          959,856
      7,800    Ashland, Inc.               279,942
     36,920    Baker Hughes, Inc.        1,534,487
     72,100    Chevron Corporation       6,087,944
     24,000    Coastal Corporation       2,119,500
     69,926    Conoco, Inc., Class
                 B                       2,023,484
     13,000    EOG Resources,
                 Inc.                      710,938
     35,762    Exelon Corporation        2,510,850
    390,298    Exxon Mobil
                 Corporation            33,931,532
     49,700    Halliburton Company       1,801,625
     11,700    Louisiana Land &
                 Exploration
                 Company                   118,463
      6,700    McDermott
                 International,
                 Inc.                       72,025
     16,400    Nabors Industries,
                 Inc.+                     970,060
     41,300    Occidental
                 Petroleum
                 Corporation             1,001,525
     28,400    Phillips Petroleum
                 Company                 1,615,250
    240,700    Royal Dutch
                 Petroleum Company      14,577,394
      9,500    Sunoco, Inc.                320,031
     61,900    Texaco, Inc.              3,845,537
     16,200    Tosco Corporation           549,788
     27,700    Union Pacific
                 Corporation             1,405,775

SHARES                                       VALUE
--------------------------------------------------
    OIL (CONTINUED)
     27,200    Unocal Corporation   $    1,052,300
     35,000    USX-Marathon Group          971,250
                                    --------------
                                        79,197,487
                                    --------------
    OIL EQUIPMENT AND SERVICES -- 0.4%
     64,330    Schlumberger Ltd.         5,142,379
                                    --------------
    PAPER AND FOREST PRODUCTS -- 0.4%
      5,900    Bemis Company,
                 Inc.                      198,019
      6,400    Boise Cascade
                 Corporation               215,200
     25,260    Georgia-Pacific
                 Group                     786,217
     54,109    International Paper
                 Company                 2,208,324
     11,300    Mead Corporation            354,538
      3,300    Potlatch
                 Corporation               110,756
     24,650    Weyerhaeuser
                 Company                 1,250,987
     12,400    Willamette
                 Industries, Inc.          582,025
                                    --------------
                                         5,706,066
                                    --------------
    PERSONAL ITEMS -- 1.5%
     64,200    Colgate-Palmolive
                 Company                 4,144,110
    118,220    Gillette Company          4,270,697
     11,200    International
                 Flavors &
                 Fragrances, Inc.          227,500
    146,400    Procter & Gamble
                 Company                11,483,250
                                    --------------
                                        20,125,557
                                    --------------
    PETROLEUM REFINING -- 0.3%
     27,920    Anadarko Petroleum
                 Corporation             1,984,554
     10,500    Rowan Companies+            283,500
     49,500    Williams Companies,
                 Inc.                    1,976,906
                                    --------------
                                         4,244,960
                                    --------------
    PETROLEUM -- SERVICE AND EQUIPMENT -- 0.1%
     23,515    Transocean Sedco
                 Forex, Inc.             1,081,690
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    PHARMACEUTICALS -- 3.0%
     26,540    ALZA Corporation+    $    1,127,950
    219,540    Bristol-Myers
                 Squibb Company         16,232,239
    126,600    Lilly (Eli) &
                 Company                11,781,712
     31,647    McKesson HBOC,
                 Inc.                    1,135,811
    164,100    Schering-Plough
                 Corporation             9,312,675
                                    --------------
                                        39,590,387
                                    --------------
    PHOTOGRAPHIC EQUIPMENT AND SUPPLIES -- 0.1%
     33,700    Eastman Kodak
                 Company                 1,326,938
                                    --------------
    PRINTING AND PUBLISHING -- 0.2%
      7,200    American Greetings
                 Corporation,
                 Class A                    67,950
     13,700    Donnelley (R.R.) &
                 Sons Company              369,900
     21,800    McGraw-Hill, Inc.         1,278,025
     11,250    Westvaco
                 Corporation               328,359
                                    --------------
                                         2,044,234
                                    --------------
    RAILROADS -- 0.0%#
     42,900    Norfolk Southern
                 Corporation               571,106
                                    --------------
    RECREATION -- 0.1%
     65,600    Carnival
                 Corporation,
                 Class A                 2,021,300
                                    --------------
    RESEARCH AND DEVELOPMENT -- 0.7%
    115,900    Amgen, Inc.+              7,410,356
     23,200    Applera
                 Corporation --
                 Applied
                 Biosystems Group+       2,182,250
                                    --------------
                                         9,592,606
                                    --------------
    RETAIL -- STORE -- 4.4%
     31,500    Bed Bath & Beyond,
                 Inc.+                     704,813
     22,900    Best Buy Company,
                 Inc.+                     676,981

SHARES                                       VALUE
--------------------------------------------------
    RETAIL -- STORE (CONTINUED)
     22,800    Circuit City
                 Stores -- Circuit
                 City Group         $      262,200
     12,280    Consolidated Stores
                 Corporation+              130,475
     50,034    Costco Wholesale
                 Corporation+            1,998,233
     43,782    CVS Corporation           2,624,184
     10,500    Dillard's, Inc.             124,031
     36,881    Dollar General
                 Corporation               696,129
     22,700    Federated
                 Department
                 Stores+                   794,500
     95,387    Gap, Inc.                 2,432,368
     53,900    K-mart Corporation+         286,344
     37,100    Kohls Corporation+        2,263,100
     47,764    Limited, Inc.               814,973
      4,200    Long's Drug Stores
                 Company                   101,325
     33,450    May Department
                 Stores Company          1,095,487
     14,600    Nordstrom, Inc.             265,538
     33,500    Office Depot, Inc.+         238,688
     29,300    Penney (J.C.)
                 Company, Inc.             318,638
     20,900    RadioShack
                 Corporation               894,781
     56,300    Safeway, Inc.+            3,518,750
     37,500    Sears, Roebuck &
                 Company                 1,303,125
     50,850    Staples, Inc.+              600,666
    100,600    Target Corporation        3,244,350
     16,200    Tiffany & Company           512,325
     31,600    TJX Companies,
                 Inc.                      876,900
     22,950    Toys R Us, Inc.+            382,978
    501,500    Wal-Mart Stores,
                 Inc.                   26,642,187
    113,800    Walgreen Company          4,758,262
                                    --------------
                                        58,562,331
                                    --------------
    SAVINGS AND LOAN ASSOCIATIONS -- 0.1%
     17,700    Golden West
                 Financial
                 Corporation             1,194,750
                                    --------------

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    SOAPS AND DETERGENTS -- 0.1%
     26,324    Clorox Company       $      934,502
                                    --------------
    STEEL -- 0.1%
      9,013    Allegheny
                 Technologies,
                 Inc.                      143,081
      8,700    Nucor Corporation           345,281
      6,800    Timken Company              102,850
      9,840    USX-U.S.Steel
                 Group, Inc.               177,120
      9,725    Worthington
                 Industries, Inc.           78,408
                                    --------------
                                           846,740
                                    --------------
    TECHNOLOGY -- 0.1%
      9,800    ITT Industries              379,750
      5,200    Millipore
                 Corporation               327,600
      5,400    PerkinElmer, Inc.           567,000
     16,400    Symbol
                 Technologies,
                 Inc.                      590,400
                                    --------------
                                         1,864,750
                                    --------------
    TELECOMMUNICATIONS -- 7.8%
     86,700    ADC Telecommuni-
                 cations, Inc.+          1,571,438
     35,066    ALLTEL Corporation        2,189,433
      9,037    Andrew Corporation+         196,555
    421,405    AT&T Corporation          7,295,574
    209,700    BellSouth
                 Corporation             8,584,594
     15,800    CenturyTel, Inc.            564,850
    101,400    Comcast Corporation
                 Special, Class A
                 (non-voting)+           4,233,450
     18,500    Comverse
                 Technology, Inc.+       2,009,563
     99,220    Global Crossing
                 Ltd., ADR+              1,420,086
    374,945    Lucent
                 Technologies,
                 Inc.                    5,061,757
     85,500    NEXTEL Communi-
                 cations, Inc.+          2,116,125
    347,800    Nortel Networks
                 Corporation            11,151,337

SHARES                                       VALUE
--------------------------------------------------
    TELECOMMUNICATIONS (CONTINUED)
    185,970    Qwest
                 Communications
                 International,
                 Inc.+               $   7,624,770
    380,075    SBC Communi-
                 cations, Inc.          18,148,581
     99,300    Sprint Corporation        2,017,031
    104,600    Sprint PCS+               2,137,763
    303,006    Verizon
                 Communications         15,188,176
    169,866    Viacom, Inc., Class
                 B+                      7,941,235
    323,210    WorldCom, Inc.            4,545,141
                                    --------------
                                       103,997,459
                                    --------------
    TIRE AND RUBBER -- 0.1%
      8,300    Cooper Tire &
                 Rubber Company             88,188
     11,400    Goodrich (B.F.)
                 Company                   414,675
     17,500    Goodyear Tire &
                 Rubber Company            402,325
                                    --------------
                                           905,188
                                    --------------
    TRANSPORTATION -- 0.2%
     44,289    Burlington Northern
                 Santa Fe                1,253,932
     31,860    FedEx Corporation+        1,273,126
      6,600    Ryder System, Inc.          109,725
                                    --------------
                                         2,636,783
                                    --------------
    UTILITIES -- 2.0%
     51,100    AES Corporation+          2,829,662
     12,400    Allegheny Energy,
                 Inc.                      597,525
     15,400    Ameren Corporation          713,213
     36,140    American Electric
                 Power Company,
                 Inc.                    1,680,510
     17,834    Cinergy Corporation         626,419
     13,500    CMS Energy
                 Corporation               427,781
     23,700    Consolidated Edison
                 Company                   912,450

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Portfolio of Investments, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

SHARES                                       VALUE
--------------------------------------------------
COMMON STOCKS (CONTINUED)
    UTILITIES (CONTINUED)
     16,650    Constellation
                 Energy Group       $      750,291
     26,601    Dominion Resources,
                 Inc.                    1,782,267
     16,000    DTE Energy Company          623,000
     41,170    Duke Energy Company       3,509,742
     36,500    Edison
                 International             570,313
     25,000    Entergy Corporation       1,057,812
     25,327    FirstEnergy
                 Corporation               799,383
     20,000    FPL Group, Inc.           1,435,000
     13,600    GPU, Inc.                   500,650
      4,600    National Service
                 Industries, Inc.          118,163
     17,900    Niagara Mohawk
                 Holdings, Inc.+           298,706
      4,000    People's Energy
                 Corporation               179,000
     43,200    PG & E Corporation          864,000
      9,500    Pinnacle West
                 Capital
                 Corporation               452,438
     16,200    PPL Corporation             732,038
     75,900    Southern Company          2,523,675
     29,015    TXU Corporation           1,285,727
     37,860    Xcel Energy, Inc.         1,100,306
                                    --------------
                                        26,370,071
                                    --------------
    WASTE MANAGEMENT -- 0.2%
     22,000    Allied Waste
                 Industries, Inc.+         320,375
     69,753    Waste Management,
                 Inc.                    1,935,646
                                    --------------
                                         2,256,021
                                    --------------
TOTAL COMMON STOCKS
  (Cost $984,935,783)                1,316,200,719
                                    --------------
PRINCIPAL
AMOUNT
-----------
U.S. TREASURY BILLS -- 0.3%
  (Cost $3,903,240)
$ 4,000,000    5.98%++ due
                 5/31/2001**             3,903,240
                                    --------------

PRINCIPAL
AMOUNT                                       VALUE
--------------------------------------------------
REPURCHASE AGREEMENT -- 2.2%
  (Cost $29,736,000)
$29,736,000    Agreement with
                 State Street Bank
                 and Trust
                 Company, 5.95%
                 dated 12/29/2000,
                 to be repurchased
                 at $29,755,659 on
                 01/02/2001,
                 collateralized by
                 $24,950,000 U.S.
                 Treasury Bond,
                 7.500% maturing
                 11/15/2016 (value
                 $30,331,366)       $   29,736,000
                                    --------------

TOTAL INVESTMENTS
  (Cost $1,018,575,023*)  101.4%   1,349,839,959
OTHER ASSETS AND
  LIABILITIES (NET)        (1.4)     (19,013,282)
                          -----   --------------
NET ASSETS                100.0%  $1,330,826,677
                          =====   ==============

------------
  * Aggregate cost for Federal tax purposes.
 ** Security pledged as collateral for futures contracts.
  + Non-income producing security.
 ++ Rate represents annualized yield at date of purchase.
  # Amount represents less than 0.1% of net assets.

NUMBER OF                                  UNREALIZED
CONTRACTS                                DEPRECIATION
-----------------------------------------------------
FUTURES CONTRACTS - LONG POSITION
   107       S&P 500 Index March-2001     $1,470,088
                                          ==========

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Assets and Liabilities, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

ASSETS:
Investments, at value (cost $1,018,575,023)
  See accompanying schedules:
    Securities..............................................  $1,320,103,959
    Repurchase Agreements...................................      29,736,000
                                                              --------------
Total Investments...........................................   1,349,839,959
Cash........................................................             273
Interest receivable.........................................          14,744
Dividends receivable........................................       1,117,250
Receivable for Fund shares sold.............................       6,181,738
Prepaid expenses and other assets...........................         115,295
                                                              --------------
      Total Assets..........................................   1,357,269,259
                                                              --------------
LIABILITIES:
Variation margin............................................         495,968
Payable for Fund shares redeemed............................      22,157,481
Payable for investment securities purchased.................       2,489,482
Investment advisory fee payable.............................         112,601
Administration fee payable..................................         161,500
Shareholder servicing fees payable..........................          63,089
Distribution fees payable...................................         219,128
Transfer agent fee payable..................................         440,747
Custodian fees payable......................................         123,101
Accrued Trustees' fees and expenses.........................           9,715
Accrued expenses and other payables.........................         169,770
                                                              --------------
      Total Liabilities.....................................      26,442,582
                                                              --------------
NET ASSETS..................................................  $1,330,826,677
                                                              ==============

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Assets and Liabilities, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

NET ASSETS CONSIST OF:
Undistributed net investment income.........................  $       39,590
Accumulated net realized gain on investments sold...........      37,234,963
Net unrealized appreciation of investments..................     329,794,848
Par value...................................................          48,232
Paid-in capital in excess of par value......................     963,709,044
                                                              --------------
                                                              $1,330,826,677
                                                              ==============
NET ASSETS:
Class A Shares..............................................  $  459,270,252
                                                              ==============
Class B Shares..............................................  $  382,078,268
                                                              ==============
Class K Shares..............................................  $  292,582,284
                                                              ==============
Class Y Shares..............................................  $  196,895,873
                                                              ==============
SHARES OUTSTANDING:
Class A Shares..............................................      16,647,556
                                                              ==============
Class B Shares..............................................      13,848,069
                                                              ==============
Class K Shares..............................................      10,611,667
                                                              ==============
Class Y Shares..............................................       7,124,562
                                                              ==============
CLASS A SHARES:
Net asset value and redemption price per share..............  $        27.59
                                                              ==============
Maximum sales charge........................................            2.50%
Maximum offering price per share............................  $        28.30
                                                              ==============
CLASS B SHARES:
Net asset value and offering price per share*...............  $        27.59
                                                              ==============
CLASS K SHARES:
Net asset value, offering price and redemption price per
  share.....................................................  $        27.57
                                                              ==============
CLASS Y SHARES:
Net asset value, offering price and redemption price per
  share.....................................................  $        27.64
                                                              ==============

------------
* Redemption price per share is equal to Net Asset Value less any applicable contingent deferred sales charge ("CDSC").

                       See Notes to Financial Statements.

                      [This Page Intentionally Left Blank]

           Munder Index 500 Fund
                   Statement of Operations, Period Ended December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

INVESTMENT INCOME:
Interest....................................................  $   1,155,562
Dividends (Net of foreign withholding taxes of $32,793).....      8,071,222
                                                              -------------
      Total investment income...............................      9,226,784
                                                              -------------
EXPENSES:
Distribution and shareholder servicing fees:
  Class A Shares............................................        626,582
  Class B Shares............................................      2,007,839
Shareholder servicing fees:
  Class K Shares............................................        404,150
Investment advisory fee.....................................        731,136
Administration fee..........................................        727,071
Transfer agent fee..........................................        374,030
Custodian fees..............................................        203,301
Legal and audit fees........................................         47,697
Trustees' fees and expenses.................................         20,428
Registration and filing fees................................         31,700
Other.......................................................        497,549
                                                              -------------
      Total Expenses........................................      5,671,483
Fees waived by distributor..................................     (1,254,553)
                                                              -------------
Net Expenses................................................      4,416,930
                                                              -------------
NET INVESTMENT INCOME.......................................      4,809,854
                                                              -------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Securities transactions...................................     48,387,960
  Futures contracts.........................................     (5,466,661)
Net change in unrealized depreciation of:
  Securities................................................   (179,790,725)
  Futures contracts.........................................     (1,290,826)
                                                              -------------
Net realized and unrealized loss on investments.............   (138,160,252)
                                                              -------------
NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS........  $(133,350,398)
                                                              =============

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Statement of Changes in Net Assets

           ---------------------------------------------------------------------

                                                              -------------------------------
                                                               PERIOD ENDED
                                                               DECEMBER 31,      YEAR ENDED
                                                                   2000           JUNE 30,
                                                               (UNAUDITED)          2000
                                                              -------------------------------
Net investment income.......................................  $    4,809,854   $   10,401,917
Net realized gain on investments sold.......................      42,921,299       13,001,208
Net change in unrealized appreciation/(depreciation) of
  investments...............................................    (181,081,551)      74,117,750
                                                              --------------   --------------
Net increase/(decrease) in net assets resulting from
  operations................................................    (133,350,398)      97,520,875
Dividends to shareholders from net investment income:
  Class A Shares............................................      (1,895,496)      (3,448,048)
  Class B Shares............................................        (829,315)      (1,887,341)
  Class K Shares............................................      (1,051,418)      (2,073,776)
  Class Y Shares............................................        (994,035)      (2,825,328)
Distributions to shareholders from net realized gains:
  Class A Shares............................................      (4,533,696)      (4,022,664)
  Class B Shares............................................      (3,674,958)      (3,182,924)
  Class K Shares............................................      (2,986,511)      (2,699,949)
  Class Y Shares............................................      (2,114,061)      (3,123,424)
Net increase/(decrease) in net assets from Fund share
  transactions:
  Class A Shares............................................       7,275,141       87,458,635
  Class B Shares............................................      21,516,934       78,191,942
  Class K Shares............................................      (1,730,115)      40,275,346
  Class Y Shares............................................     (75,409,879)     (53,016,506)
                                                              --------------   --------------
Net increase/(decrease) in net assets.......................    (199,777,807)     227,166,838
NET ASSETS:
Beginning of period.........................................   1,530,604,484    1,303,437,646
                                                              --------------   --------------
End of period...............................................  $1,330,826,677   $1,530,604,484
                                                              ==============   ==============
Undistributed net investment income.........................  $       39,590   $     --
                                                              ==============   ==============

                       See Notes to Financial Statements.

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period

           ---------------------------------------------------------------------

                                                                                 A SHARES
                                             --------------------------------------------------------------------------------
                                             PERIOD ENDED   YEAR          YEAR          YEAR          YEAR         YEAR
                                             12/31/00(D)    ENDED         ENDED         ENDED         ENDED        ENDED
                                             (UNAUDITED)    6/30/00       6/30/99       6/30/98       6/30/97      6/30/96(D)
                                             --------------------------------------------------------------------------------
Net asset value, beginning of period.......    $  30.71     $  29.29      $  24.45      $  20.94      $ 16.16       $ 13.80
                                               --------     --------      --------      --------      -------       -------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income......................        0.11         0.24          0.25          0.31         0.34          0.33
Net realized and unrealized gain on
  investments..............................       (2.85)        1.69          5.08          5.49         5.04          3.09
                                               --------     --------      --------      --------      -------       -------
Total from investment operations...........       (2.74)        1.93          5.33          5.80         5.38          3.42
                                               --------     --------      --------      --------      -------       -------
LESS DISTRIBUTIONS:
Dividends from net investment income.......       (0.11)       (0.23)        (0.25)        (0.30)       (0.33)        (0.34)
Distributions from net realized gains......       (0.27)       (0.28)        (0.24)        (1.99)       (0.27)        (0.72)
                                               --------     --------      --------      --------      -------       -------
Total distributions........................       (0.38)       (0.51)        (0.49)        (2.29)       (0.60)        (1.06)
                                               --------     --------      --------      --------      -------       -------
Net asset value, end of period.............    $  27.59     $  30.71      $  29.29      $  24.45      $ 20.94       $ 16.16
                                               ========     ========      ========      ========      =======       =======
TOTAL RETURN(B)............................       (8.97)%       6.74%        22.12%        29.61%       33.97%        25.51%
                                               ========     ========      ========      ========      =======       =======
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).......    $459,270     $504,843      $393,278      $205,660      $88,988       $21,800
Ratio of operating expenses to average net
  assets...................................        0.51%(c)     0.50%         0.44%         0.39%        0.39%         0.36%
Ratio of net investment income to average
  net assets...............................        0.75%(c)     0.80%         1.08%         1.38%        1.91%         2.28%
Portfolio turnover rate....................           8%           8%            6%            8%          11%            8%
Ratio of operating expenses to average net
  assets without waivers...................        0.61%(c)     0.61%         0.60%         0.45%        0.49%         0.54%

------------
(a) The Munder Index 500 Fund Class A Shares and Class B Shares commenced operations on December 9, 1992 and October 31, 1995, respectively.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

--------------------------------------------------------------------------------

                                      B SHARES
-------------------------------------------------------------------------------------
    PERIOD ENDED    YEAR          YEAR          YEAR          YEAR         PERIOD
    12/31/00(D)     ENDED         ENDED         ENDED         ENDED        ENDED
    (UNAUDITED)     6/30/00       6/30/99       6/30/98       6/30/97      6/30/96(D)
-------------------------------------------------------------------------------------
      $  30.71      $  29.32      $  24.48      $  20.94      $ 16.16       $ 14.76
      --------      --------      --------      --------      -------       -------
          0.06          0.13          0.16          0.22         0.29          0.20
         (2.85)         1.70          5.09          5.50         5.03          2.15
      --------      --------      --------      --------      -------       -------
         (2.79)         1.83          5.25          5.72         5.32          2.35
      --------      --------      --------      --------      -------       -------
         (0.06)        (0.16)        (0.17)        (0.19)       (0.27)        (0.23)
         (0.27)        (0.28)        (0.24)        (1.99)       (0.27)        (0.72)
      --------      --------      --------      --------      -------       -------
         (0.33)        (0.44)        (0.41)        (2.18)       (0.54)        (0.95)
      --------      --------      --------      --------      -------       -------
      $  27.59      $  30.71      $  29.32      $  24.48      $ 20.94       $ 16.16
      ========      ========      ========      ========      =======       =======
         (9.13)%        6.37%        21.71%        29.17%       33.57%        16.51%
      ========      ========      ========      ========      =======       =======
      $382,078      $402,570      $305,955      $132,783      $61,738       $14,811
          0.86%(c)      0.85%         0.77%         0.73%        0.74%         0.71%(c)
          0.40%(c)      0.45%         0.74%         1.03%        1.56%         1.93%(c)
             8%            8%            6%            8%          11%            8%
          1.36%(c)      1.36%         1.35%         0.80%        0.84%         0.89%(c)

                       See Notes to Financial Statements.

           Munder Index 500 Fund(a)
                   Financial Highlights, For a Share Outstanding Throughout Each Period
                                    (Continued)

           ---------------------------------------------------------------------

                                                                               Y SHARES
                                           ---------------------------------------------------------------------------------
                                           PERIOD ENDED   YEAR          YEAR          YEAR          YEAR          YEAR
                                           12/31/00(D)    ENDED         ENDED         ENDED         ENDED         ENDED
                                           (UNAUDITED)    6/30/00       6/30/99       6/30/98       6/30/97       6/30/96(D)
                                           ---------------------------------------------------------------------------------
Net asset value, beginning of period.....    $  30.76     $  29.33      $  24.48      $  20.97      $  16.17       $  13.81
                                             --------     --------      --------      --------      --------       --------
INCOME FROM INVESTMENT OPERATIONS:
Net investment income....................        0.14         0.28          0.29          0.34          0.35           0.36
Net realized and unrealized gain/(loss)
  on investments.........................       (2.86)        1.69          5.08          5.49          5.06           3.07
                                             --------     --------      --------      --------      --------       --------
Total from investment operations.........       (2.72)        1.97          5.37          5.83          5.41           3.43
                                             --------     --------      --------      --------      --------       --------
LESS DISTRIBUTIONS:
Dividends from net investment income.....       (0.13)       (0.26)        (0.28)        (0.33)        (0.34)         (0.35)
Distributions from net realized gains....       (0.27)       (0.28)        (0.24)        (1.99)        (0.27)         (0.72)
                                             --------     --------      --------      --------      --------       --------
Total distributions......................       (0.40)       (0.54)        (0.52)        (2.32)        (0.61)         (1.07)
                                             --------     --------      --------      --------      --------       --------
Net asset value, end of period...........    $  27.64     $  30.76      $  29.33      $  24.48      $  20.97       $  16.17
                                             ========     ========      ========      ========      ========       ========
TOTAL RETURN(B)..........................       (8.88)%       6.88%        22.30%        29.76%        34.19%         25.61%
                                             ========     ========      ========      ========      ========       ========
RATIOS TO AVERAGE NET ASSETS/SUPPLEMENTAL
  DATA:
Net assets, end of period (in 000's).....    $196,896     $295,132      $331,755      $320,756      $338,406       $174,693
Ratio of operating expenses to average
  net assets.............................        0.36%(c)     0.35%         0.30%         0.29%         0.29%          0.26%
Ratio of net investment income to average
  net assets.............................        0.90%(c)     0.95%         1.23%         1.47%         2.01%          2.38%
Portfolio turnover rate..................           8%           8%            6%            8%           11%             8%
Ratio of operating expenses to average
  net assets without waivers.............        0.36%(c)     0.36%         0.35%         0.35%         0.39%          0.44%

------------
(a) The Munder Index 500 Fund Class Y Shares commenced operations on December 1, 1991.

(b) Total return represents aggregate total return for the period indicated and does not reflect any applicable sales charges.

(c) Annualized.

(d) Per share numbers have been calculated using the average shares method.

                       See Notes to Financial Statements.

           Munder Index 500 Fund
                   Notes to Financial Statements, December 31, 2000 (Unaudited)

           ---------------------------------------------------------------------

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

     The Munder Funds Trust ("MFT") is registered under the Investment Company Act of 1940, as amended, (the "1940 Act"), as an open-end management investment company, and was organized as a Massachusetts business trust on August 30, 1989 and consists of 14 portfolios currently in operation. Information presented in these financial statements pertains only to the Munder Index 500 Fund (the "Fund"). The financial statements for the other funds of MFT are presented in separate reports.

     The Fund offers four classes of shares -- Class A, Class B, Class K and Class Y Shares. The Financial Highlights of Class K Shares of the Fund is presented in a separate annual report. The Fund is classified as a diversified management investment company under the 1940 Act.

     The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements:

     Security Valuation: Securities (including financial futures, if any) traded on a recognized stock exchange or on the NASDAQ National Market System ("NASDAQ") are valued at the last sale price on the securities exchange on which such securities are primarily traded or at the last sale price on the national securities market as of the close of business on the date of the valuation. Securities traded on a national securities exchange or on NASDAQ for which there were no sales on the date of valuation and securities traded on over-the-counter markets, including listed securities for which the primary market is believed to be over-the-counter, are valued at the mean between the most recently quoted bid and asked prices. Restricted securities, and securities and assets for which market quotations are not readily available, are valued at fair value by a pricing committee, under the guidelines approved by the Board of Trustees. Debt securities with remaining maturities of 60 days or less at the time of purchase are valued on an amortized cost basis, unless the Board of Trustees determines that such valuation does not constitute fair value at that time. Thereafter, a constant proportionate amortization of any discount or premium is recorded until maturity of the security.

     Futures Contracts: The Fund may enter into futures contracts for the purpose of hedging against changes in the value of the portfolio securities held and in the value of the securities it intends to purchase, or in order to maintain liquidity. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Fund each day, depending on the daily fluctuation of the value of the contract. The daily changes in the contract are recorded as unrealized gains or losses. The Fund recognizes a realized gain or loss when the contract is closed. The net unrealized appreciation/(depreciation), if any, is shown in the financial statements.

     There are several risks in connection with the use of futures contracts as a hedging device. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

           Munder Index 500 Fund
                   Notes to Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Repurchase Agreements: The Fund may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Fund's holding period. The value of the collateral is at least equal, at all times, to the total amount of the repurchase obligations, including interest. In the event of counterparty default, the Fund has the right to use the collateral to satisfy the terms of the repurchase agreement. However, there could be potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the collateral securities during the period while the Fund seeks to assert its rights. World Asset Management (the "Advisor") a wholly owned subsidiary of Munder Capital Management, reviews the value of the collateral and the creditworthiness of those banks and dealers with which the Fund enters into repurchase agreements to evaluate potential risks.

     Loans of Portfolio Securities: The Fund may lend portfolio securities, up to 25% of the value of the Fund's total assets. Each loan is secured by collateral adjusted daily to have a market value at least equal to the current market value of the securities loaned. These loans are terminable at any time and the Fund will receive any interest or dividends paid on the loaned securities. The Fund may share with the borrower some of the income received on the collateral for the loan or the Fund will be paid a premium for the loan. This income is reflected on the Statement of Operations. If the borrower defaults and the value of the portfolio securities increases in excess of the collateral received or if bankruptcy proceedings commence with respect to the borrower of the security, realization of the value of the securities loaned may be delayed or limited.

     Security Transactions and Investment Income: Security transactions are recorded on the trade date. The cost of investments sold is determined by use of the specific identification method for both financial reporting and income tax purposes. Interest income is recorded on the accrual basis. Dividends are recorded on the ex-dividend date, except that certain dividends from foreign securities are recorded as soon as the Fund is informed of the ex-dividend date. General expenses of the Munder Funds are allocated to each Fund based upon relative net assets of each Fund. Operating expenses of the Fund are prorated among the share classes based on the relative average net assets of each class.

     Income Recognition: In November 2000 the American Institute of Certified Public Accountants ("AICPA") issued a revised version of the AICPA Audit and Accounting Guide for Investment Companies (the "Guide"). The Guide is effective for annual financials statements issued for fiscal years beginning December 15, 2000. Management of the Fund does not anticipate that the adoption of the Guide will have a significant effect on the financial statements.

     Dividends and Distributions to Shareholders: Dividends from net investment income are declared and paid at least quarterly by the Fund. The Fund's net realized capital gains (including net short-term capital gains), if any, are declared and distributed at least annually. Distributions to shareholders are recorded on the ex-dividend date.

     Income dividends and capital gain distributions are determined in accordance with income tax regulations which may differ from generally accepted accounting principles. These differences are primarily due to differing treatments of income and gains on various investment securities held by the Fund, timing differences and differing characterization of distributions made by the Fund as a whole. The Fund also utilizes earnings and profits distributed to shareholders on redemption of shares as a part of the dividends paid deduction for income tax purposes.

           Munder Index 500 Fund
                   Notes to Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     Federal Income Taxes: The Fund intends to continue to qualify as a regulated investment company by complying with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its earnings to its shareholders. Therefore, no Federal income or excise tax provision is required.

2. INVESTMENT ADVISOR AND OTHER RELATED PARTY TRANSACTIONS

     For its advisory services the Advisor is entitled to receive a fee, computed daily and payable monthly, based on the average daily net assets of the Fund at an annual rate of 0.20% based on assets up to $250 million; 0.12% based on assets between $250 and $500 million; 0.07% based on assets exceeding $500 million.

     Comerica Inc. ("Comerica"), through its wholly owned subsidiary Comerica Bank, owns approximately 95% of Munder Capital Management. Comerica provides certain shareholder services to the Fund. As compensation for the shareholder services provided to the Fund, Comerica receives a fee of 0.01% of the aggregate average daily net assets of the Funds beneficially owned by Comerica and its customers. Comerica earned $73,114 for its shareholder services to the Fund for the period ended December 31, 2000.

     Each Trustee of MFT is paid an aggregate fee for services provided as a Board member of MFT, The Munder Funds, Inc., The Munder Framlington Funds Trust and St. Clair Funds, Inc. The fee consists of a $35,000 annual retainer ($43,750 for the Chairman) for services in such capacity plus $3,500 for each Board meeting attended, plus out-of-pocket expenses related to attendance at such meetings. Board members who are members of the Audit Committee, Board Process and Compliance Oversight Committee, and/or Nominating Committee also receive an annual retainer of $4,000 plus a fee of $1,500 for each meeting of the committee attended. No officer, director or employee of the Advisor or Comerica received any compensation from MFT.

3. DISTRIBUTION AND SERVICE PLANS

     The Fund has adopted a Service Plan and Distribution and Service Plan (collectively, the "Plans") pursuant to Rule 12b-1 under the 1940 Act, with respect to the Class A and Class B Shares. Under the Plans, the Distributor uses the service fees primarily to pay ongoing trail commissions to securities dealers and other financial institutions and organizations (collectively, the "Service Organizations") who provide shareholder services for the Fund. The Class B Plan also permits payments to be made by the Fund to the Distributor or directly to other service providers for expenditures incurred by the Distributor or other service providers in connection with the distribution of Fund shares to investors and provision of certain shareholder services (which include but are not limited to the payment of compensation, including compensation to Service Organizations to obtain various distribution related services for the Fund). The Fund has also adopted a Shareholder Servicing Plan (the "Class K Plan") for the Class K Shares of the Fund. Under the Class K Plan, the Fund is permitted to enter into agreements with institutions that provide shareholder services to their customers.

     Comerica Securities, a wholly owned subsidiary of Comerica, is among the Service Organizations who receive trail commissions from the Distributor. For the period ended December 31, 2000, the Distributor paid $1,886 to Comerica Securities for shareholder services provided to the Fund.

     Comerica is among the Service Organizations who receive shareholder service fees from the Fund under the Plans and Class K Plan. For the period ended December 31, 2000, the Distributor paid $403,655 to Comerica for shareholder services provided to the fund.

           Munder Index 500 Fund
                   Notes to Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

     The contractual rates, as a percentage of average daily net assets, under the Plans and Class K Plan are as follows:

                                               CLASS A SHARES    CLASS B SHARES    CLASS K SHARES
                                                 12B-1 FEES        12B-1 FEES       SERVICE FEES
                                               --------------    --------------    --------------
The Fund...................................        0.25%             1.00%             0.25%

     The Distributor voluntarily waived distribution and service fees for the Fund in excess of 0.15% and 0.50% of average net assets for Class A Shares and Class B Shares, respectively. For the period ended December 31, 2000, the waiver amounted to $250,633 for the Class A Shares and $1,003,920 for the Class B Shares of the Fund.

4. SECURITIES TRANSACTIONS

     Cost of purchases and proceeds from sales of securities other than short-term investments and U.S. Government securities were $101,327,342 and $161,204,272 respectively, for the period ended December 31, 2000.

     At December 31, 2000, aggregate gross unrealized appreciation for all securities for which there was an excess of value over tax cost was $431,506,405 and aggregate gross unrealized depreciation for all securities for which there was an excess of tax cost over value was $101,711,557.

5. COMMON STOCK

     At December 31, 2000, an unlimited amount of shares of beneficial interest $0.01 par value were authorized for the Fund. Changes in shares of beneficial interest for the Fund were as follows:

                                                  PERIOD ENDED                          YEAR ENDED
                                                   12/31/2000                            6/30/2000
                                         ------------------------------       -------------------------------
                                           SHARES            AMOUNT             SHARES             AMOUNT
                                         ----------       -------------       -----------       -------------
CLASS A SHARES:
Sold..............................        4,330,164       $ 129,983,678        15,064,445       $ 447,283,520
Issued as reinvestment of
  dividends.......................          145,023           4,254,586           156,449           4,390,167
Redeemed..........................       (4,264,283)       (126,963,123)      (12,209,327)       (364,215,052)
                                         ----------       -------------       -----------       -------------
Net increase......................          210,904       $   7,275,141         3,011,567       $  87,458,635
                                         ==========       =============       ===========       =============

                                                  PERIOD ENDED                          YEAR ENDED
                                                   12/31/2000                            6/30/2000
                                         ------------------------------       -------------------------------
                                           SHARES            AMOUNT             SHARES             AMOUNT
                                         ----------       -------------       -----------       -------------
CLASS B SHARES:
Sold..............................        1,578,925       $  46,403,200         4,878,821       $ 143,839,281
Issued as reinvestment of
  dividends.......................           87,005           2,566,000            93,957           2,618,170
Redeemed..........................         (925,706)        (27,452,266)       (2,299,332)        (68,265,509)
                                         ----------       -------------       -----------       -------------
Net increase......................          740,224       $  21,516,934         2,673,446       $  78,191,942
                                         ==========       =============       ===========       =============

           Munder Index 500 Fund
                   Notes to Financial Statements, December 31, 2000 (Unaudited)
                                    (Continued)

           ---------------------------------------------------------------------

                                                  PERIOD ENDED                          YEAR ENDED
                                                   12/31/2000                            6/30/2000
                                         ------------------------------       -------------------------------
                                           SHARES            AMOUNT             SHARES             AMOUNT
                                         ----------       -------------       -----------       -------------
CLASS K SHARES:
Sold..............................          803,325       $  24,069,429         3,279,692       $  97,028,005
Issued as reinvestment of
  dividends.......................              318               9,361               329               9,206
Redeemed..........................         (880,664)        (25,808,905)       (1,894,651)        (56,761,865)
                                         ----------       -------------       -----------       -------------
Net increase/(decrease)...........          (77,021)      $  (1,730,115)        1,385,370       $  40,275,346
                                         ==========       =============       ===========       =============

                                                  PERIOD ENDED                          YEAR ENDED
                                                   12/31/2000                            6/30/2000
                                         ------------------------------       -------------------------------
                                           SHARES            AMOUNT             SHARES             AMOUNT
                                         ----------       -------------       -----------       -------------
CLASS Y SHARES:
Sold..............................          771,343       $  23,267,436         2,336,763       $  68,492,176
Issued as reinvestment of
  dividends.......................            3,500             102,741             8,040             225,817
Redeemed..........................       (3,244,095)        (98,780,056)       (4,062,686)       (121,734,499)
                                         ----------       -------------       -----------       -------------
Net decrease......................       (2,469,252)      $ (75,409,879)       (1,717,883)      $ (53,016,506)
                                         ==========       =============       ===========       =============

6. REDEMPTION IN KIND

     The Fund may redeem its capital stock shares by payment in portfolio securities, not cash. During the period ended December 31, 2000 the fund had a redemption in kind of $65,158,742. The fund realized a gain of $44,039,281.

7. REVOLVING LINE OF CREDIT

     Effective December 22, 1999, the Munder Funds established a revolving line of credit with State Street Bank and Trust Company in which the Fund participates. Borrowings under the line may not exceed the lesser of $75,000,000 or 15% of the value of the total assets of the fund for which a loan is extended. Interest is payable on outstanding borrowings at the Federal Funds Rate plus 0.50%. Additionally, the line of credit includes an annual commitment fee equal to 0.09% per annum on the daily amount of the unused commitment. During the period ended December 31, 2000 the fund did not utilize the revolving line of credit and total commitment fees were $6,632.


                                                        THE MUNDER FUNDS

BOARD OF DIRECTORS
            Charles W. Elliott, Chairman
            John Rakolta, Jr., Vice Chairman
            Thomas B. Bender
            David J. Brophy
            Joseph E. Champagne
            Thomas D. Eckert
            Michael T. Monahan

OFFICERS
            James C. Robinson, President
            Peter K. Hoglund, Vice President
            Stephen J. Shenkenberg, Vice President and Secretary
            Mary Ann Shumaker, Assistant Secretary
            Libby E. Wilson, Treasurer
            Bradford E. Smith, Assistant Treasurer

INVESTMENT ADVISOR
            Munder Capital Management
            Munder Capital Center
            480 Pierce Street
            Birmingham, MI 48009

TRANSFER AGENT
            PFPC, Inc.
            4400 Computer Drive
            Westborough, MA 01581

ADMINISTRATOR & CUSTODIAN
            State Street Bank & Trust Company
            225 Franklin Street
            Boston, MA 02110

DISTRIBUTOR
            Funds Distributor, Inc.
            60 State Street
            Boston, MA 02109

LEGAL COUNSEL
            Dechert
            1775 Eye Street, N.W.
            Washington, D.C. 20006

INDEPENDENT AUDITORS
            Ernst & Young, LLP
            200 Clarendon Street
            Boston, MA 02116

SANNINDEX1200
INVESTMENT ADVISOR: Munder Capital Management

DISTRIBUTED BY: Funds Distributor, Inc.                             [UNION LOGO]